UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta 270 Park Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2012 through August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Municipal Bond Funds

August 31, 2012 (Unaudited)

JPMorgan Arizona Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 19, 2012 (Unaudited)

Dear Shareholder:

Sources of uncertainty are prevalent in the market: social and political unrest in the Middle East, Europe’s ongoing debt crisis, upcoming elections in the United States and the potential for an economic “hard landing” in China. Equities have seesawed against this backdrop and many investors seem content to forego the market fluctuations — overall industry net flows for equity mutual funds are negative for 2012. Despite these sharp swings in market momentum, U.S. stocks have soared year to date. The S&P 500 Index recently reached levels not seen since 2008 and has returned more than 100% since bottoming in March 2009.

“As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.”

Accommodative monetary policy has been a significant catalyst for the recent rally in stocks. Central banks continue to take unprecedented actions in an effort to stoke economic growth. In September, the European Central Bank announced its plans to implement Outright Monetary Transactions (OMTs), planning to purchase 1-3 year bonds issued by the governments of troubled European countries. The U.S. Federal Reserve also recently announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis.

U.S. Treasury yields remain at historically low levels

Accommodative monetary policy from the Fed continues to keep yields at historically low levels. Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors.

The yield for 10-year U.S. Treasury securities ended August 2012 at 1.6%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.7%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.

Some positive signs for the U.S. economy

While the Federal Reserve can set short-term rates, it does not have complete control of long-term rates, and stronger economic growth could push rates higher. U.S. GDP growth has, until this point in the recovery, been muted. However, existing home sales spiked in August, while sentiment among homebuilders increased. Housing, a long-time drag on economic growth, may make a significant contribution to GDP in 2012. Meanwhile, second-quarter earnings for the S&P 500 companies were the highest on record, while inflation remains very much under control.

As always, we encourage investors to position their portfolios to withstand and benefit from a variety of future outcomes. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

OCTOBER 1, 2012 (Unaudited)

Flows into bond funds remain strong. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. Acknowledging the challenges facing many states and municipalities, our strategic and tactical mutual fund positions maintain a preference for an up in quality bias in an effort to actively manage our credit exposures, liquidity, and volatility levels. The portfolio management teams continue to focus on fundamental security selection and credit analyses in the construction of our portfolios. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bond funds are a valuable tool for many investors, the risks associated with these funds serve as a reminder about the importance of a well-diversified portfolio. We believe that the best way to manage against a variety of risks is to proactively build a well-diversified portfolio that may be able to withstand and benefit from a variety of future outcomes1.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

[1]	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012, while many investors anticipated the additional round of quantitative easing that was announced shortly after the end of the reporting period. Meanwhile, in June, European leaders agreed to ease repayment rules for emergency loans to Spanish banks and relax conditions on potential help for Italy, increasing optimism that Europe’s debt crisis may be contained.

In the municipal bond market, interest rates continued to decline and remained at historically low levels. The volume of new debt issuances by states and municipalities decreased in comparison to prior reporting periods. Demand for municipal bonds remained strong as the asset class saw net inflows during each month of the reporting period, which helped support a positive technical environment. Lower-quality tax-free fixed income securities outperformed higher-quality securities as investors reached for yield given the low level of interest rates.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.85%
Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index	2.02%

Net Assets as of 8/31/2012 (In Thousands)	$107,617
Duration as of 8/31/2012	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Arizona Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the six months ended August 31, 2012, interest rates for municipal securities declined across most parts of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds). This benefited bonds with longer duration the most (generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration). Relative to the Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”), the Fund’s underweight of bonds with 12 to 17 year maturities detracted from relative performance. The Fund benefited from its positions in bonds with maturities of 17 to 22 years, which performed strongly and were not represented in the Benchmark.

The Fund’s overweight of revenue bonds contributed to relative performance as the sector outperformed general obligation and pre-refunded bonds (bonds that are secured with U.S. government securities). Among revenue bonds, the Fund’s investments in the water and sewer sector, where the Fund had its largest overweight versus the Benchmark, contributed to relative performance.

The Fund’s overweight of AAA rated bonds detracted from relative performance as lower quality securities outperformed higher quality securities during the reporting period. The Fund’s A rated bonds outperformed those in the Benchmark as did the Fund’s AAA and AA rated holdings.

HOW WAS THE FUND POSITIONED?

From a credit quality perspective, the Fund had an overweight position versus the Benchmark in AAA rated securities. On the yield curve, the Fund was overweight the 6 to 8 year segment and underweight bonds with 12 to 17 year maturities. The Fund also had a small allocation to bonds with maturities from 17 to 22 years. Among revenue bond sectors, the Fund favored essential service bonds and was overweight the electric and water and sewer sectors.

CREDIT QUALITY ALLOCATIONS***
AAA	30.7%
AA	52.3
A	14.3
BAA	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.63%	5.27%	4.91%	3.84%
With Sales Charge**		(2.18)	1.28	4.10	3.44
CLASS B SHARES	1/20/97
Without CDSC		1.38	4.63	4.27	3.32
With CDSC***		(3.62)	(0.37)	3.92	3.32
CLASS C SHARES	2/19/05
Without CDSC		1.40	4.68	4.26	3.19
With CDSC****		0.40	3.68	4.26	3.19
SELECT CLASS SHARES	1/20/97	1.85	5.57	5.19	4.11

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.20%
Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index	2.02%

Net Assets as of 8/31/2012 (In Thousands)	$99,021
Duration as of 8/31/2012	4.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Michigan Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds) contributed to its relative performance versus the Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”). During the six months ended August 31, 2012, interest rates for municipal securities declined across most parts of the yield curve. This benefited bonds with longer duration the most (generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration). The Fund was underweight bonds with 1 to 4 year maturities, which was the worst performing part of the yield curve, and held a small position in bonds with maturities of 17 to 22 years, which performed strongly and were not represented in the Benchmark.

The Fund did not hold bonds in the outperforming IDR/PCR (industrial development revenue/pollution control revenue)

sector, which detracted from relative performance. The Fund’s AAA and AA rated bonds outperformed those in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund was overweight the 4 to 12 year portion of the yield curve and underweight the 12 to 17 year segment of the yield curve. The Fund also had a small allocation to bonds with maturities from 17 to 22 years. Among revenue bond sectors, the Fund favored essential service bonds and was overweight the water and sewer sector.

CREDIT QUALITY ALLOCATIONS***
AAA	16.9%
AA	52.5
A	19.3
BAA	11.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		1.99%	6.21%	4.96%	3.93%
With Sales Charge**		(1.80)	2.25	4.16	3.54
CLASS B SHARES	9/23/96
Without CDSC		1.68	5.58	4.31	3.41
With CDSC***		(3.32)	0.58	3.97	3.41
CLASS C SHARES	2/19/05
Without CDSC		1.70	5.64	4.31	3.30
With CDSC****		0.70	4.64	4.31	3.30
SELECT CLASS SHARES	2/1/93	2.20	6.57	5.23	4.20

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.03%
Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index	2.02%

Net Assets as of 8/31/2012 (In Thousands)	$691,846
Duration as of 8/31/2012	4.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the six months ended August 31, 2012, the Fund’s overweight of revenue bonds, particularly its overweight in the housing and IDR/PCR (industrial development revenue/pollution control revenue) sectors, contributed to its relative performance versus the Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”). The Fund’s underweight of pre-refunded bonds (bonds that are secured with U.S. government securities) also contributed to relative performance.

The Fund’s shorter duration versus that of the Benchmark detracted from the Fund’s relative performance as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund continued to emphasize higher yielding sectors, particularly the housing sector, and was underweight lower-yielding bonds, such as pre-refunded bonds. The majority of the Fund’s assets were invested in high credit quality securities and the Fund was overweight the AAA rated sector of the market during the reporting period.

CREDIT QUALITY ALLOCATIONS***
AAA	23.0%
AA	51.2
A	15.4
BAA	8.9
BA and NR	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		1.90%	5.70%	4.78%	3.84%
With Sales Charge**		(1.89)	1.78	3.98	3.45
CLASS B SHARES	1/14/94
Without CDSC		1.60	5.03	4.19	3.35
With CDSC***		(3.40)	0.03	3.85	3.35
CLASS C SHARES	11/4/97
Without CDSC		1.54	5.08	4.18	3.23
With CDSC****		0.54	4.08	4.18	3.23
SELECT CLASS SHARES	2/9/93	2.03	5.98	5.05	4.10

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.61%
Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index	2.02%

Net Assets as of 8/31/2012 (In Thousands)	$250,964
Duration as of 8/31/2012	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Ohio Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

In the municipal market, longer duration and lower quality bonds were the strongest performers during the six months ended August 31, 2012 and the Fund’s preference for high quality issuances was the main detractor from relative performance versus the Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”). The Fund was overweight the AAA and AA rated sectors and underweight the A and BBB rated sectors. In addition, the lower rated securities that the Fund did own generally had shorter duration, which also detracted from relative performance. The Fund’s overall duration, however, was longer than the duration of the Benchmark and contributed to relative performance. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

Among sectors, the Fund’s investments in the local general obligation bond sector had longer duration and outperformed, contributing to the Fund’s relative performance. The Fund’s investments in the transportation sector had shorter duration and underperformed, detracting from the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund preferred essential service sectors. As of the end of the reporting period, the Fund was overweight versus the Benchmark in the local general obligation bond sector.

CREDIT QUALITY ALLOCATIONS***
AAA	27.3%
AA	59.3
A	10.8
BAA	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		1.47%	5.21%	4.92%	3.87%
With Sales Charge**		(2.35)	1.25	4.11	3.47
CLASS B SHARES	1/14/94
Without CDSC		1.23	4.52	4.29	3.35
With CDSC***		(3.77)	(0.48)	3.95	3.35
CLASS C SHARES	2/19/05
Without CDSC		1.19	4.59	4.30	3.24
With CDSC****		0.19	3.59	4.30	3.24
SELECT CLASS SHARES	7/2/91	1.61	5.41	5.20	4.14

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.43%
Barclays 1–5 Year Municipal Blend Index	0.80%

Net Assets as of 8/31/2012 (In Thousands)	$1,325,369
Duration as of 8/31/2012	2.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (“the Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

In the municipal market, longer duration and lower quality bonds were the strongest performers during the six months ended August 31, 2012 and the Fund’s preference for high-quality issuances was the main detractor from relative performance versus the Barclays 1–5 Year Municipal Blend Index (the “Benchmark”). The Fund was overweight the AAA and AA rated sectors and underweight the A and BBB rated sectors.

Meanwhile, the Fund invested a percentage of its assets in bonds maturing in 6 to 12 years, while the Benchmark was comprised only of bonds with maturities of up to 6 years. As interest rates declined during the reporting period, the Fund’s investments in bonds maturing in 6 to 12 years performed strongly (generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration) and contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining the Fund’s bias toward higher quality issuances. From a state perspective, the Fund finished the reporting period underweight versus the Benchmark in California and New York.

CREDIT QUALITY ALLOCATIONS***
AAA	37.1%
AA	51.8
A	8.9
BAA	2.1
BA and NR	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/4/98
Without Sales Charge		0.31%	1.09%	2.68%	2.45%
With Sales Charge**		(1.99)	(1.15)	2.22	2.22
CLASS B SHARES	5/4/98
Without CDSC		0.04	0.56	2.19	2.15
With CDSC***		(2.96)	(2.44)	2.19	2.15
CLASS C SHARES	11/1/01	0.05	0.58	2.16	1.94
INSTITUTIONAL CLASS SHARES	6/19/09	0.46	1.49	3.11	2.79
SELECT CLASS SHARES	5/4/98	0.43	1.33	2.94	2.71

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to its inception are based on the performance of Select Class Shares. The actual returns of Institutional Class Shares would have been different than the returns shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Barclays 1–5 Year Municipal Blend Index and the Lipper Short Municipal Debt Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–5 Year Municipal Blend Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1–5 Year Municipal Blend Index is an

unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.72%
Barclays Municipal Bond Index	2.94%

Net Assets as of 8/31/2012 (In Thousands)	$449,515
Duration as of 8/31/2012	6.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

While the Fund posted a positive absolute return during the six months ended August 31, 2012, it underperformed the Barclays Municipal Bond Index (the “Benchmark”) mainly due to its preference for high-quality securities, which underperformed lower-quality securities during the reporting period.

In addition, the Fund’s overweight in pre-refunded bonds (bonds that are secured with U.S. government securities) detracted from relative performance. Pre-refunded bonds generally have a short duration and, on a relative basis, were hurt as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

Among revenue sectors, the Fund’s security selection and overweights in the transportation and water and sewer sectors contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. For liquidity and to enhance the Fund’s overall credit quality, the Fund maintained its overweight versus the Benchmark in pre-refunded bonds.

CREDIT QUALITY ALLOCATIONS***
AAA	18.4%
AA	58.5
A	18.8
BAA	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		2.72%	7.96%	5.04%	4.24%
With Sales Charge**		(1.16)	3.93	4.25	3.84
CLASS B SHARES	4/4/95
Without CDSC		2.30	7.16	4.30	3.67
With CDSC***		(2.70)	2.16	3.96	3.67
CLASS C SHARES	7/1/08
Without CDSC		2.31	7.21	4.31	3.32
With CDSC****		1.31	6.21	4.31	3.32
SELECT CLASS SHARES	2/1/95	2.81	8.15	5.22	4.43

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Municipal Bond Index and the Lipper General Municipal Debt Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Barclays Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 98.7% (t)
	Arizona — 90.4%
	Certificate of Participation/Lease — 12.2%
	Arizona School Facilities Board,
1,000	COP, 5.250%, 09/01/23	1,139
1,500	Series A, COP, NATL-RE, 5.000%, 09/01/12	1,500
	Arizona State University, Board of Regents,
2,000	COP, NATL-RE, 5.000%, 07/01/17	2,345
1,000	COP, NATL-RE, 5.000%, 07/01/18	1,141
1,570	Scottsdale Municipal Property Corp., Rev., COP, 5.000%, 07/01/26	2,021
2,000	State of Arizona, Department of Administration, Series A, COP, AGM, 5.250%, 10/01/23	2,361
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.000%, 06/01/19	1,511
1,000	Series B, COP, AMBAC, 5.000%, 06/01/21	1,106

		13,124

	Education — 4.3%
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	3,015
1,520	City of Glendale IDA, Midwestern University, Rev., 5.000%, 05/15/14	1,605

		4,620

	General Obligation — 12.4%
1,090	City of Mesa, GO, NATL-RE, FGIC, 5.375%, 07/01/14	1,188
1,500	City of Tucson, GO, NATL-RE, 5.000%, 07/01/18	1,809
1,000	Maricopa County, High School District No. 210-Phoenix, GO, AGM, 5.250%, 07/01/19	1,235
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, NATL-RE, 5.000%, 07/01/19	1,391
1,000	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, GO, 5.000%, 07/01/19	1,219
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates of Ownership, Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	1,086
1,560	Pima County, Unified School District No. 12-Sunnyside, GO, AGM, 5.000%, 07/01/14	1,687
1,000	Town of Gilbert, GO, NATL-RE, 5.000%, 07/01/16	1,164
2,100	Town of Gilbert, Projects of 2006 & 2007, GO, 5.000%, 07/01/18	2,554

		13,333

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 2.6%
1,225	Arizona Health Facilities Authority, Banner Health, Series A, Rev., 5.000%, 01/01/14	1,299
1,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/15	1,090
475	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., AGM, 5.125%, 12/01/13	477

		2,866

	Other Revenue — 14.1%
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.250%, 10/01/17	3,031
1,000	Arizona State University, Board of Regents, Series A, Rev., 5.000%, 06/01/30	1,187
2,500	Arizona Water Infrastructure Finance Authority, Series A, Rev., 5.000%, 10/01/17	3,028
1,000	City of Glendale, Water & Sewer Revenue, Rev., 5.000%, 07/01/28	1,184
1,000	Greater Arizona Development Authority, Series A, Rev., NATL-RE, 5.000%, 08/01/22	1,090
1,000	Navajo County, Pollution Control Corp., Series A, Rev., VAR, 1.250%, 05/30/14	1,001
1,000	Peoria Municipal Development Authority, Inc., Rev., 5.000%, 07/01/18	1,197
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/27	2,301
1,000	Pima County, Sewer System, Series B, Rev., 5.000%, 07/01/24	1,185

		15,204

	Prerefunded — 6.9%
1,000	Arizona School Facilities Board, Series A, COP, NATL-RE, 5.250%, 03/01/13 (p)	1,025
6,450	Maricopa County IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/31/14 (p)	6,362

		7,387

	Special Tax — 10.2%
1,125	City of Tempe, Excise Tax, Rev., 5.000%, 07/01/16	1,310
3,000	Phoenix Civic Improvement Corp., Sub Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/15	3,357
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.000%, 07/01/14	2,713
3,000	Rev., 5.000%, 07/01/17	3,598

		10,978

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — 3.9%
2,000	Arizona Transportation Board, Series A, Rev., 5.000%, 07/01/24	2,365
1,670	Tucson Airport Authority, Inc., Sub Lien, Rev., AMT, NATL-RE, 5.000%, 12/01/18	1,852

		4,217

	Utility — 8.5%
3,000	City of Mesa, Utility Systems, Rev., NATL-RE, FGIC, 5.000%, 07/01/20	3,695
	Salt River Project Agricultural Improvement & Power District,
3,600	Series A, Rev., 5.000%, 01/01/23	4,203
1,000	Series A, Rev., 5.000%, 12/01/28	1,215

		9,113

	Water & Sewer — 15.3%
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,915	Series A, Rev., 5.000%, 10/01/23	2,362
2,025	Series A, Rev., 5.000%, 10/01/24	2,406
2,020	Series A, Rev., 5.000%, 10/01/29	2,466
	City of Scottsdale, Water & Sewer,
1,430	Rev., 5.250%, 07/01/21	1,855
1,875	Rev., 5.250%, 07/01/23	2,469
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/25	2,417
2,000	Phoenix Civic Improvement Corp., Wastewater Systems, Senior Lien, Rev., 5.500%, 07/01/20	2,455

		16,430

	Total Arizona	97,272

	Illinois — 1.0%
	Other Revenue — 1.0%
1,000	State of Illinois, Unemployment Insurance Fund Building Receipts, Series B, Rev., 5.000%, 12/15/19	1,103

	Minnesota — 1.0%
	Other Revenue — 1.0%
1,000	City of Rochester, Health Care Mayo Clinic, Series A, Rev., VAR, 4.000%, 11/15/18	1,153

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — 1.0%
	Hospital — 1.0%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	1,085

	Texas — 1.9%
	General Obligation — 1.9%
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/20	2,028

	Washington — 3.4%
	General Obligation — 1.1%
1,000	State of Washington, Motor Vehicle Fuel Tax, Series B-1, GO, 5.000%, 08/01/24	1,224

	Other Revenue — 2.3%
1,000	Central Puget Sound Regional Transit Authority, Series P-1, Rev., 5.000%, 02/01/18	1,209
1,000	Washington Health Care Facilities Authority, Providence Health & Services, Series B, Rev., 5.000%, 10/01/20	1,200

		2,409

	Total Washington	3,633

	Total Municipal Bonds (Cost $96,762)	106,274

SHARES
Short-Term Investment — 0.5%
	Investment Company — 0.5%
520	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $520)	520

	Total Investments — 99.2% (Cost $97,282)	106,794
	Other Assets in Excess of Liabilities — 0.8%	823

	NET ASSETS — 100.0%	$107,617

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 99.2% (t)
	Arizona — 2.4%
	Other Revenue — 1.2%
1,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/23	1,169

	Utility — 1.2%
1,000	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/23	1,168

	Total Arizona	2,337

	California — 1.2%
	Water & Sewer — 1.2%
1,000	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/23	1,229

	Indiana — 1.2%
	Other Revenue — 1.2%
1,000	Indiana Finance Authority, Wastewater Systems, First Lien, Series A, Rev., 5.250%, 10/01/31	1,184

	Michigan — 89.3%
	Certificate of Participation/Lease — 3.6%
1,800	City of Detroit, Wayne County Stadium Authority, Rev., COP, NATL-RE, FGIC, 5.500%, 02/01/17	1,805
1,500	Michigan Strategic Fund, House of Representatives Facilities, Series A, Rev., COP, AGC, 5.250%, 10/15/20	1,730

		3,535

	Education — 2.9%
1,670	Oakland University, Rev., AMBAC, 5.250%, 05/15/19	1,794
1,000	Western Michigan University, Rev., NATL-RE, 5.000%, 11/15/19	1,041

		2,835

	General Obligation — 30.7%
2,000	Ann Arbor Public School District, GO, Q-SBLF, 5.000%, 05/01/21	2,486
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, NATL-RE, 5.000%, 05/01/20	1,816
1,000	City of Dearborn School District, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/18	1,158
	City of Jackson, Capital Appreciation, Downtown Development,
1,710	GO, AGM, Zero Coupon, 06/01/17	1,448
2,060	GO, AGM, Zero Coupon, 06/01/18	1,661
1,075	East Grand Rapids Public School District, GO, AGM, Q-SBLF, 5.000%, 05/01/18	1,152

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,000	Ecorse Public School District, GO, AGM, Q-SBLF, 5.250%, 05/01/20	1,105
1,305	Grand Rapids Community College, GO, 5.000%, 05/01/23	1,593
1,515	Healthsource Saginaw, Inc., GO, NATL-RE, 5.000%, 05/01/20	1,672
1,250	Hudsonville Public Schools, School Building & Site, GO, Q-SBLF, 5.250%, 05/01/25	1,501
1,345	Jackson Public Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/18	1,441
	Lowell Area Schools, Capital Appreciation,
5,000	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/14	4,912
1,425	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/16	1,342
1,210	Newaygo Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/22	1,341
1,910	Pinckney Community Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/19	2,046
1,935	South Lyon Community Schools, Series II, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/21	2,125
1,500	South Redford School District, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/21	1,647

		30,446

	Hospital — 5.9%
	Chelsea Economic Development Corp., United Methodist Retirement,
1,075	Rev., 5.400%, 11/15/18	1,076
2,000	Rev., 5.400%, 11/15/27	2,001
1,030	Michigan State Hospital Finance Authority, Oakwood Obligation Group, Series A, Rev., 5.000%, 07/15/17	1,182
1,500	Michigan State Hospital Finance Authority, Sparrow Obligation Group, Rev., NATL-RE, 5.000%, 11/15/19	1,597

		5,856

	Housing — 2.5%
	Michigan State Housing Development Authority, Weston, Limited Obligation,
525	Series A, Rev., GNMA COLL, 4.100%, 12/20/15	553
1,880	Series A, Rev., GNMA COLL, 4.600%, 12/20/25	1,958

		2,511

	Other Revenue — 16.5%
	Lansing Board of Water & Light Utility Systems,
1,000	Series A, Rev., 5.000%, 07/01/26	1,179

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
1,000	Series A, Rev., 5.500%, 07/01/41	1,184
1,000	Michigan Finance Authority, Trinity Health Group, Rev., 5.000%, 12/01/31	1,140
	Michigan Finance Authority, Unemployment Obligation Assessment,
1,000	Series A, Rev., 5.000%, 01/01/19	1,224
1,000	Series B, Rev., 5.000%, 07/01/21	1,193
1,500	Series B, Rev., 5.000%, 07/01/22	1,718
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.000%, 05/01/16	1,114
1,500	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Rev., 2.000%, 05/30/18	1,538
2,185	Michigan State Trunk Line, Rev., 5.000%, 11/15/30	2,571
2,920	Michigan University, Rev., 5.000%, 04/01/17	3,486

		16,347

	Prerefunded — 0.2%
220	Tawas City Hospital Finance Authority, St. Joseph, Series A, Rev., RADIAN-IBCC, 5.600%, 02/15/13 (p)	222

	Special Tax — 6.4%
	State of Michigan Comprehensive Transportation,
3,130	Rev., AGM, 5.250%, 05/15/18	3,817
2,000	Rev., AGM, 5.250%, 05/15/21	2,491

		6,308

	Transportation — 1.3%
1,000	Michigan State Trunk Line, Rev., AGM, 5.250%, 11/01/20	1,273

	Utility — 1.6%
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.000%, 05/01/21	1,539

	Water & Sewer — 17.7%
5,000	City of Detroit, Sewer Disposal System, Capital Appreciation, Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/13	4,916
3,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/17	3,332

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — Continued
1,670	City of Grand Rapids, Sanitation Sewer System, Rev., 5.000%, 01/01/23	2,084
5,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/24	6,058
1,000	North Kent Sewer Authority, Rev., NATL-RE, 5.000%, 11/01/19	1,131

		17,521

	Total Michigan	88,393

	New York — 1.7%
	Industrial Development Revenue/Pollution Control Revenue — 1.7%
1,425	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.250%, 02/15/27	1,731

	Texas — 1.7%
	Water & Sewer — 1.7%
1,500	City of San Antonio, Rev., NATL-RE, 5.000%, 05/15/20	1,664

	Washington — 1.7%
	Water & Sewer — 1.7%
1,500	City of Seattle, Water Systems, Rev., NATL-RE, 5.000%, 09/01/22	1,687

	Total Municipal Bonds (Cost $90,666)	98,225

SHARES
Short-Term Investment — 0.1%
	Investment Company — 0.1%
133	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $133)	133

	Total Investments — 99.3% (Cost $90,799)	98,358
	Other Assets in Excess of Liabilities — 0.7%	663

	NET ASSETS — 100.0%	$99,021

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 97.7% (t)
	Alabama — 0.6%
	Other Revenue — 0.6%
3,000	Chatom Industrial Development Board, Power South Energy, Series B, Rev., 4.000%, 08/01/15	3,216
1,000	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co. Barry Plant Project, Rev., VAR, 1.650%, 03/20/17	1,017

	Total Alabama	4,233

	Alaska — 0.8%
	General Obligation — 0.3%
2,000	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, GO, 5.250%, 04/01/27	2,394

	Housing — 0.2%
1,380	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, NATL-RE, 5.000%, 06/01/36	1,434

	Other Revenue — 0.3%
2,000	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/23	1,996

	Total Alaska	5,824

	Arizona — 3.2%
	Certificate of Participation/Lease — 0.8%
2,100	Arizona State University, Board of Regents, COP, NATL-RE, 5.000%, 07/01/15	2,343
2,910	Pinal County, COP, 5.250%, 12/01/19	3,141

		5,484

	Hospital — 0.6%
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.000%, 12/01/20	1,001
3,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/16	3,315

		4,316

	Housing — 0.1%
	Maricopa County IDA, Single Family Mortgage,
715	Series 1B, Rev., VAR, GNMA/FNMA, 5.650%, 07/01/39	728
70	Series 2B, Rev., GNMA/FNMA/FHLMC, 5.950%, 03/01/34	72
65	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., AMT, GNMA/FNMA/FHLMC, 5.950%, 03/01/34	67

		867

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.2%
1,250	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 4.000%, 07/01/15	1,322
2,790	Arizona Transportation Board, Maricopa County, Regional Area Road Fund, Rev., 5.000%, 07/01/16	3,249
3,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/23	3,508

		8,079

	Water & Sewer — 0.5%
2,645	City of Scottsdale, Rev., 5.250%, 07/01/22	3,451

	Total Arizona	22,197

	Arkansas — 0.6%
	Housing — 0.1%
495	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/37	525

	Special Tax — 0.5%
230	City of Fayetteville, Sales & Use Tax, Rev., AGM, 4.250%, 11/01/25	240
580	City of Rogers, Capital Improvement, GO, XLCA, 4.250%, 03/01/31	642
3,000	City of Springdale, Sales & Use Tax, Rev., AGM, 4.250%, 07/01/23	3,058

		3,940

	Total Arkansas	4,465

	California — 3.4%
	General Obligation — 1.2%
1,000	Alum Rock Union Elementary School District, Election of 2008, Series A, GO, AGC, 5.250%, 08/01/29	1,140
3,000	Escondido Union High School District, Election of 2008, Capital Appreciation, Series A, GO, AGC, Zero Coupon, 08/01/23	1,949
2,500	San Diego Community College District, GO, 5.000%, 08/01/28	3,046
2,000	State of California, GO, 5.000%, 10/01/15	2,262

		8,397

	Housing — 0.8%
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.375%, 08/01/28	1,480
650	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	674

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — Continued
3,000	State of California, Veterans, GO, 4.900%, 12/01/25	3,101

		5,255

	Other Revenue — 1.2%
2,155	Bay Area Toll Authority, California Toll San Francisco Bay Area, Series F, Rev., 5.000%, 04/01/25	2,446
2,575	California Statewide Communities Development Authority, Inland Regional Center Project, Rev., 5.000%, 12/01/17	2,719
1,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	1,084
2,000	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 08/01/26	2,408

		8,657

	Water & Sewer — 0.2%
1,050	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/23	1,290

	Total California	23,599

	Colorado — 2.1%
	Certificate of Participation/Lease — 0.1%
625	Pueblo County Judicial Complex Project, COP, AGM, 5.000%, 09/15/21	761

	General Obligation — 0.7%
1,000	Adams & Arapahoe Joint School District 28J Aurora, GO, NATL-RE, 5.250%, 12/01/16 (p)	1,195
2,925	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, 5.250%, 12/15/20	3,708

		4,903

	Hospital — 0.4%
2,415	Colorado Health Facilities Authority, Parkview Medical Center Project, Series B, Rev., 5.000%, 09/01/22	2,584

	Housing — 0.5%
1,495	Denver City & County, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 12/01/39	1,610
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus,
85	Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 05/01/27	86
190	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 11/01/34	195
80	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/31	81

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
1,025	El Paso County, Single Family Mortgage, Series A, Rev., VAR, GNMA/FNMA, 5.350%, 06/01/39	1,094
485	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	508
115	IDK Partners III Trust, Pass-Through Certificates, Rev., 5.100%, 08/01/23 (f) (i)	115

		3,689

	Other Revenue — 0.3%
1,715	Colorado Water Resources & Power Development Authority, Clean Water, Series A, Rev., 5.000%, 09/01/21	1,857

	Prerefunded — 0.0% (g)
135	Colorado Health Facilities Authority, Adventist Health, Series E, Rev., 5.000%, 11/15/13 (p)	143
35	Colorado Water Resources & Power Development Authority, Clean Water, Series A, Rev., 5.000%, 09/01/14 (p)	38

		181

	Transportation — 0.1%
675	Denver City & County, Special Facilities, Airport, Rental Car Project, Series A, Rev., NATL-RE, 6.000%, 01/01/13	678

	Total Colorado	14,653

	Connecticut — 0.8%
	Other Revenue — 0.8%
	Connecticut State Higher Education Supplemental Loan Authority, Chesla Loan Program,
1,385	Series A, Rev., 5.000%, 11/15/16	1,609
1,560	Series A, Rev., 5.250%, 11/15/23	1,878
1,500	Series A, Rev., 5.250%, 11/15/24	1,791

	Total Connecticut	5,278

	Delaware — 0.5%
	Housing — 0.5%
	Delaware State Housing Authority, Single Family Mortgage,
2,790	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 07/01/39	2,881
485	Series D-1, Rev., AMT, 4.625%, 01/01/23	491

	Total Delaware	3,372

	District of Columbia — 2.0%
	Housing — 0.1%
560	District of Columbia Housing Finance Agency, Single Family Mortgage, Series B, Rev., AMT, 5.625%, 06/01/35	563

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.7%
	District of Columbia, Income Tax,
2,355	Series A, Rev., 5.000%, 12/01/18	2,901
1,650	Series B, Rev., 5.250%, 12/01/29	2,031

		4,932

	Transportation — 1.2%
3,000	Metropolitan Washington Airports Authority, Series A, Rev., AMT, 5.500%, 10/01/21	3,511
4,000	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.250%, 07/01/25	4,734

		8,245

	Total District of Columbia	13,740

	Florida — 6.9%
	Certificate of Participation/Lease — 1.0%
4,000	Collier County School Board, COP, AGM, 5.250%, 02/15/21	4,859
2,000	Miami-Dade County School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/15	2,195

		7,054

	Education — 0.8%
	Capital Projects Finance Authority, Capital Projects Loan Program, Student Housing,
2,385	Series F-1, Rev., NATL-RE, 5.500%, 10/01/13	2,401
2,880	Series F-1, Rev., NATL-RE, 5.500%, 10/01/14	2,897

		5,298

	General Obligation — 0.2%
1,250	Florida State Board Education, Public Education Capital Outlay 2004, Series C, GO, 5.000%, 06/01/24	1,400

	Hospital — 0.1%
500	Highlands County Health Facilities Authority, Adventist Health, Series A, Rev., VAR, 5.000%, 11/15/16	561

	Housing — 1.5%
1,020	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/27	1,063
1,650	Escambia County, Housing Finance Authority, Single Family Mortgage, Multi-County Program, Series A, Rev., GNMA/FNMA/FHLMC FHA/VA GTD, 4.800%, 10/01/38	1,692
1,765	Florida Housing Finance Corp., Homeowner Mortgage Special Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	1,894

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
	Hillsborough County Housing Finance Authority, Single Family Mortgage,
835	Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 04/01/38	856
750	Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.400%, 10/01/27	745
475	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 10/01/36	499
315	Orange County Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA, 5.400%, 09/01/32	338
1,160	Orange County Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA, 5.125%, 09/01/38	1,193
	Pinellas County Housing Finance Authority, Multi-County Program,
1,225	Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 09/01/27	1,308
745	Series B-1, Rev., GNMA/FNMA, LOC: FNMA, 5.200%, 03/01/36	772

		10,360

	Other Revenue — 1.5%
1,870	Florida Housing Finance Corp., Homeowner Mortgage, Series B, Rev., GNMA, 4.500%, 01/01/29	2,011
1,390	Florida Housing Finance Corp., Homeowner Mortgage Special Program, Series B, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/29	1,515
2,900	Florida Water Pollution Control Financing Corp., Series A, Rev., 5.000%, 07/15/22	3,566
1,035	Highlands County Health Facilities Authority, Hospital, Adventist Health, Series I, Rev., 5.000%, 11/15/16	1,201
690	Orlando Utilities Commission, Water & Electric Revenue, Series B, Rev., 5.000%, 10/01/22	708
1,000	Pasco County, Solid Waste Disposal & Resource Recovery System, Rev., AMT, 5.000%, 10/01/20	1,155

		10,156

	Prerefunded — 0.0% (g)
310	Orlando Utilities Commission, Water & Electric Revenue, Series B, Rev., 5.000%, 04/01/13 (p)	319

	Utility — 0.9%
5,000	City of Port St. Lucie, Rev., NATL-RE, 5.250%, 09/01/24	6,176

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — 0.9%
5,000	Tampa Bay Water Utility System, Rev., NATL-RE, FGIC, 5.500%, 10/01/22	6,484

	Total Florida	47,808

	Georgia — 2.2%
	Certificate of Participation/Lease — 0.9%
5,000	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/22	6,261

	General Obligation — 0.9%
5,000	Fulton County School District, GO, 5.500%, 01/01/21	6,381

	Housing — 0.2%
1,565	Atlanta Urban Residential Finance Authority, Single Family Mortgage, Mortgage-Backed Securities, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 03/01/41	1,594

	Other Revenue — 0.2%
1,000	City of Atlanta, Airport, Series C, Rev., 5.000%, 01/01/29	1,128

	Total Georgia	15,364

	Hawaii — 0.8%
	General Obligation — 0.8%
	City & County of Honolulu,
1,470	Series D, GO, 5.250%, 09/01/26	1,760
2,900	Series D, GO, 5.250%, 09/01/27	3,459

	Total Hawaii	5,219

	Idaho — 0.1%
	Housing — 0.1%
515	Idaho Housing & Finance Association, Series A, Class III, Rev., 5.550%, 07/01/20	523
	Idaho Housing & Finance Association, Single Family Mortgage,
15	Series D, Rev., FHA/VA MTGS, 6.450%, 07/01/14	15
50	Series E-2, Rev., 5.950%, 07/01/14	50
50	Series H, Rev., FHA/VA MTGS, 6.050%, 07/01/14	50

	Total Idaho	638

	Illinois — 3.8%
	General Obligation — 1.0%
	Chicago Board of Education,
3,000	Series C, GO, 5.250%, 12/01/24	3,459
2,000	Series C, GO, AGC-ICC, 5.250%, 12/01/26	2,278

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,315	City of Chicago, Unrefunded Balance, Series A, GO, AGM, 5.250%, 01/01/19	1,387

		7,124

	Hospital — 0.2%
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.250%, 11/15/23	1,542

	Housing — 1.3%
	City of Aurora, Single Family Mortgage,
1,140	Series A, Rev., AMT, GNMA/FNMA/FHLMC FHA/VA GTD, 5.500%, 12/01/39	1,182
1,290	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	1,366
	City of Chicago, Single Family Mortgage,
1,660	Series C, Rev., GNMA/FNMA, 5.750%, 12/01/42	1,672
2,035	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 12/01/42	2,169
2,025	Series K, Rev., GNMA/FNMA/FHLMC, 5.350%, 06/01/43	2,143
30	City of Peoria, City of Moline & City of Freeport, Collateralized Single Family Mortgage, Series A, Rev., GNMA COLL/FHA/VA MTGS, 7.600%, 04/01/27	31

		8,563

	Other Revenue — 1.3%
1,700	Illinois Developmet Finance Authority, Depaul University, Series C, Rev., 5.250%, 10/01/24	1,809
1,000	Illinois Finance Authority, Gas Supply, Peoples Gas Light & Coke Company Project, Rev., VAR, 2.125%, 07/01/14	1,012
	Railsplitter Tobacco Settlement Authority,
1,500	Rev., 5.000%, 06/01/19	1,727
1,500	Rev., 5.250%, 06/01/20	1,756
2,000	State of Illinois, Unemployment Insurance Fund, Building Receipts, Series B, Rev., 5.000%, 06/15/18	2,330

		8,634

	Transportation — 0.0% (g)
100	City of Chicago, Midway Airport, Series A, Rev., AMT, AGM, 5.125%, 01/01/26	100

	Total Illinois	25,963

	Indiana — 2.7%
	General Obligation — 0.2%
1,285	Indiana Housing & Community Development Authority, Home First Program, Series A, GO, GNMA/FNMA/COLL, 4.500%, 06/01/28	1,384

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Hospital — 0.6%
	Indiana Health & Educational Facilities Financing Authority, Baptist Homes of Indiana,
410	Rev., 5.000%, 11/15/12	413
1,095	Rev., 5.000%, 11/15/15	1,191
1,000	Rev., 5.250%, 11/15/25	1,041
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A-1, Rev., VAR, 5.000%, 05/01/13	1,805

		4,450

	Housing — 0.1%
810	Indiana Housing & Community Development Authority, Single Family Mortgage, Series C-2, Rev., GNMA/FNMA, 5.000%, 01/01/36	818

	Other Revenue — 0.6%
475	Indiana Housing & Community Development Authority, Home First Program, Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/28	516
1,250	Indiana State Finance Authority, Wastewater Utility, CWA Authority Project, Series A, Rev., 5.000%, 10/01/30 (w)	1,461
2,000	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/27	2,361

		4,338

	Transportation — 0.5%
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.250%, 01/01/14	3,161

	Water & Sewer — 0.7%
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., NATL-RE, 5.000%, 07/01/19	4,469

	Total Indiana	18,620

	Iowa — 0.4%
	Housing — 0.4%
680	Iowa Finance Authority, Mortgage-Backed Securities Program, Single Family Mortgage, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	723
2,320	Multi-Family Housing, Bond Pass-Through Certificates, Town Center Villas, Series 12, Rev., 5.800%, 11/01/15	2,321

	Total Iowa	3,044

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kansas — 0.3%
	Housing — 0.3%
	Sedgwick & Shawnee Counties, Single Family Mortgage,
600	Series A-3, Rev., GNMA/FNMA, 5.500%, 06/01/28	639
360	Series A-3, Rev., GNMA/FNMA, 5.650%, 06/01/37	384
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
450	Series A, Rev., GNMA/FNMA, 6.050%, 06/01/27	485
825	Series B-3, Rev., GNMA/FNMA, 5.850%, 12/01/34	870

	Total Kansas	2,378

	Kentucky — 0.3%
	Other Revenue — 0.3%
1,750	Louisville & Jefferson County, Metro Government Pollution Control, Gas & Electric Co., Project, Series A, Rev., VAR, 1.650%, 04/03/17	1,783

	Louisiana — 1.8%
	Certificate of Participation/Lease — 0.2%
1,000	Louisiana State Military Department, CR, Rev., COP, 5.000%, 08/01/15	1,095

	Hospital — 0.1%
360	St. Tammany Parish Finance Authority, Christwood Project, Rev., 5.700%, 11/15/18	360

	Housing — 0.6%
	Calcasieu Parish Public Transportation Authority, Single Family Mortgage,
60	Series B, Rev., GNMA/FNMA, 5.000%, 04/01/28	61
1,865	Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 09/01/38	1,875
468	East Baton Rouge Mortgage Finance Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	506
1,250	Jefferson Parish Finance Authority, Single Family Mortgage, Series C, Rev., GNMA/FNMA, 4.500%, 12/01/13 (p)	1,304
585	Louisiana Housing Finance Agency, Home Ownership Program, Single Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/40	593

		4,339

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.6%
480	Louisiana Housing Finance Agency, Mortgage-Backed Securities Program, Single Family Mortgage, Series A, Rev., GNMA/FNMA, 4.600%, 12/01/28	519
2,930	State of Louisiana, Gas & Fuels Tax, Second Lien, Series B, Rev., 5.000%, 05/01/26	3,505

		4,024

	Utility — 0.3%
2,290	Louisiana Energy & Power Authority, Rev., AGM, 5.750%, 01/01/13	2,331

	Total Louisiana	12,149

	Maryland — 2.5%
	General Obligation — 2.3%
	State of Maryland,
4,225	Series B, GO, 5.000%, 03/01/18	5,165
3,000	Series B, GO, 5.000%, 03/01/19	3,727
6,000	State of Maryland, State and Local Facilities Lien, Series 1, GO, 5.000%, 03/15/17 (p)	7,202

		16,094

	Housing — 0.2%
655	Montgomery County Housing Opportunites Commission, Single Family Mortgage, Series D, Rev., AMT, 5.500%, 01/01/38	689
440	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	459
100	Prince Georges County, Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 12/01/34	102

		1,250

	Total Maryland	17,344

	Massachusetts — 4.0%
	Education — 0.5%
820	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute Technology, Rev., 5.250%, 07/01/33	1,158
	Massachusetts Health & Educational Facilities Authority, Springfield College,
1,050	Rev., 5.000%, 10/15/15	1,147
1,060	Rev., 5.000%, 10/15/17	1,191

		3,496

	General Obligation — 0.6%
2,500	Commonwealth of Massachusetts, Series B, GO, AGM, 5.250%, 09/01/21	3,211

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
925	Massachusetts Water Resources Authority, Series B, GO, AGM, 5.250%, 08/01/28	1,219

		4,430

	Housing — 1.1%
3,725	Boston Housing Authority, Rev., AGM, 5.000%, 04/01/16	4,179
1,000	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., AMT, 4.900%, 12/01/21	1,053
	New Bedford Housing Authority, Capital Funding Program,
700	Series A, Rev., 3.600%, 10/01/12	702
725	Series A, Rev., 3.750%, 10/01/13	749
750	Series A, Rev., 3.900%, 10/01/14	799

		7,482

	Other Revenue — 0.8%
2,500	Massachusetts School Building Authority, Sales Tax, Series A, Rev., 5.000%, 08/15/26	3,091
2,000	Massachusetts Water Resources Authority, Series B, Rev., AGM, 5.250%, 08/01/29	2,657

		5,748

	Water & Sewer — 1.0%
5,000	Massachusetts State Water Pollution Abatement, Pool Program, Rev., 5.250%, 08/01/24	6,532

	Total Massachusetts	27,688

	Michigan — 3.4%
	Education — 0.7%
4,000	University of Michigan, Series C, Rev., 5.000%, 04/01/18	4,866

	General Obligation — 0.2%
1,000	Detroit City School District, Improvement School Building & Site, Series A, GO, Q-SBLF, 5.000%, 05/01/18	1,162

	Hospital — 0.5%
1,000	Michigan State Hospital Finance Authority, Ascension Health, Senior Care Group, Rev., 5.000%, 11/15/16	1,156
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.125%, 07/01/22	2,630

		3,786

	Housing — 0.5%
2,030	Michigan State Housing Development Authority, Rental Housing, Series D, Rev., AMT, AGM, 4.950%, 04/01/21	2,120

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — Continued
1,235	Michigan State Housing Development Authority, Single Family Mortgage, Series A, Rev., AMT, 5.000%, 06/01/30	1,261

		3,381

	Other Revenue — 0.6%
1,000	Michigan Finance Authority, State Revolving Fund, Clean Water, Rev., 5.000%, 10/01/30	1,208
1,705	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.000%, 12/01/20	1,969
1,255	Wayne County Airport Authority, Detroit Metropolitan Airport, Rev., NATL-RE, 5.250%, 12/01/16	1,396

		4,573

	Water & Sewer — 0.9%
5,430	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/17	6,031

	Total Michigan	23,799

	Minnesota — 3.7%
	General Obligation — 0.8%
4,465	State of Minnesota, Various Purpose, Series K, GO, 5.000%, 11/01/20	5,566

	Housing — 1.7%
	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Single Family Mortgage,
3,470	Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 12/01/40	3,679
466	Series B, Rev., GNMA/FNMA/FHLMC, 5.150%, 12/01/38	483
1,370	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 09/01/19	1,372
	Minneapolis St. Paul Housing Finance Board, Mortgage-Backed Securities Program, City Living,
2,385	Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 12/01/40	2,545
3,000	Series A-2, Rev., GNMA/FNMA/FHLMC, 5.520%, 03/01/41	3,226
705	Minnesota Housing Finance Agency, Residential Housing Finance, Series D, Rev., VAR, AMT, 5.500%, 01/01/38	732

		12,037

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.2%
945	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Single Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 06/01/35	1,026
	Minnesota Housing Finance Agency, Mortgage-Backed Securities Program,
1,785	Rev., GNMA/FNMA/FHLMC COLL, 4.250%, 07/01/28	1,911
730	Series D, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 07/01/34	796
1,000	Minnesota Housing Finance Agency, Non AMT, Non ACE, Series D, Rev., FHLMC, 4.000%, 07/01/40	1,069
	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation,
1,015	Rev., 5.250%, 08/01/24	1,240
1,070	Rev., 5.250%, 08/01/25	1,297
825	Rev., 5.250%, 08/01/26	974

		8,313

	Total Minnesota	25,916

	Mississippi — 0.8%
	Housing — 0.5%
3,815	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/38	3,840

	Other Revenue — 0.3%
1,800	Mississippi Home Corp., Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 12/01/31	1,921

	Total Mississippi	5,761

	Missouri — 1.3%
	Housing — 0.9%
	Missouri Housing Development Commission, Home Ownership Loan Program, Single Family Mortgage,
1,135	Rev., AMT, GNMA, 6.000%, 03/01/36	1,175
2,285	Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/35	2,452
545	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.050%, 03/01/38	550
830	Series E-1, Rev., FHLMC, 5.000%, 11/01/27	896
1,290	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/37	1,379

		6,452

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — 0.4%
2,105	City of St. Louis, Lambert-St. Louis International Airport, Series B, Rev., AMT, AGM, 5.000%, 07/01/19	2,351

	Total Missouri	8,803

	Montana — 0.0% (g)
	Housing — 0.0% (g)
210	Montana Board of Housing, Single Family Mortgage, Series B, Rev., 5.500%, 12/01/37	220

	Nebraska — 0.3%
	Housing — 0.1%
830	Nebraska Investment Finance Authority, Single Family Housing, Series C, Rev., 5.500%, 03/01/36	835

	Other Revenue — 0.2%
1,000	Central Plains Energy Project, Project No. 3, Rev., 5.000%, 09/01/16	1,114

	Total Nebraska	1,949

	Nevada — 2.1%
	Education — 0.9%
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.000%, 07/01/19	6,110

	General Obligation — 0.8%
3,500	Clark County School District, Series B, GO, AGM, 5.000%, 06/15/18	3,776
1,360	Las Vegas Convention & Visitors Authority, GO, AMBAC, 5.000%, 07/01/29	1,476

		5,252

	Housing — 0.2%
565	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., FNMA COLL, 5.450%, 10/01/15	567
966	Nevada Rural Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 11/01/40	1,024

		1,591

	Other Revenue — 0.2%
1,580	Las Vegas Special Improvement District No. 707, Special Assessment, Series A, AGM, 5.400%, 06/01/14	1,593

	Total Nevada	14,546

	New Hampshire — 1.1%
	Housing — 0.2%
1,290	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 07/01/38	1,434

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.9%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,740
900	Rev., NATL-RE, 5.500%, 06/01/27	1,235

		5,975

	Total New Hampshire	7,409

	New Jersey — 2.1%
	General Obligation — 0.2%
1,215	Egg Harbor Township School District, GO, AGM, 5.750%, 07/15/24	1,583

	Other Revenue — 1.5%
2,310	Casino Reinvestment Development Authority, Hotel Room Fee, Rev., AMBAC, 5.000%, 01/01/15	2,430
250	New Jersey Education Facilities Authority, College, Series A, Rev., 5.000%, 07/01/18	300
1,300	New Jersey Higher Education Student Assistance Authority, Series 1, Rev., 5.000%, 12/01/16	1,456
	Tobacco Settlement Financing Corp.,
2,500	Series 1A, Rev., 5.000%, 06/01/14	2,636
1,155	Series 1A, Rev., 5.000%, 06/01/16	1,258
2,550	Series 1A, Rev., 5.000%, 06/01/19	2,659

		10,739

	Transportation — 0.4%
2,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 5.500%, 12/15/21	2,538

	Total New Jersey	14,860

	New Mexico — 1.1%
	General Obligation — 0.2%
1,000	New Mexico Finance Authority, State Transportation, Senior Lien, GO, 5.000%, 06/15/17	1,198

	Housing — 0.9%
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
1,750	Series B-3, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 07/01/28	1,799
535	Series C, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 01/01/37	567
2,035	Series C-2, Rev., AMT, FNMA/GNMA, 4.700%, 09/20/12 (p)	2,093
1,585	Series D-1, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 01/01/37	1,718

		6,177

	Total New Mexico	7,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — 6.4%
	Certificate of Participation/Lease — 2.3%
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., COP, AMBAC, 5.500%, 05/15/20	6,208
2,800	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., COP, 6.000%, 08/15/16	3,072
5,900	New York State Dormitory Authority, Personal Education, Series C, Rev., COP, 5.000%, 03/15/26	6,956

		16,236

	Education — 1.1%
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.000%, 12/01/23	2,055
5,000	New York State Dormitory Authority, Personal Education, Series A, Rev., 5.000%, 03/15/21	5,850

		7,905

	General Obligation — 0.3%
1,700	New York City, Series D, GO, 5.000%, 11/01/22	1,863

	Housing — 0.3%
1,700	New York State Mortgage Agency, Rev., 5.000%, 04/01/28	1,816

	Other Revenue — 1.1%
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second Resolution, Series EE, Rev., 5.000%, 06/15/29	3,593
2,500	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water, Series A, Rev., 5.250%, 06/15/27	3,079
1,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.000%, 11/15/29	1,205

		7,877

	Resource Recovery — 0.3%
2,140	Islip Resource Recovery Agency, 1985 Facility, Series F, Rev., AGM, 5.000%, 07/01/13	2,221

	Special Tax — 0.4%
2,000	New York State Dormitory Authority, Personal Education, Series A, Rev., 5.250%, 02/15/24	2,438

	Transportation — 0.6%
3,145	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., 5.250%, 11/15/24	3,802

	Total New York	44,158

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — 2.9%
	Education — 0.8%
1,355	University of North Carolina System, Series A, Rev., 5.250%, 10/01/23	1,630
3,300	University of North Carolina System, Appalachian State University, Series B1, Rev., 5.250%, 10/01/23	3,991

		5,621

	Housing — 0.6%
335	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA, 3.900%, 08/20/15	341
	North Carolina Housing Finance Agency, Home Ownership,
730	Series 23-A, Rev., VAR, AMT, 5.000%, 07/01/36	732
905	Series 26-A, Rev., VAR, AMT, 5.500%, 01/01/38	912
2,040	Series 30-A, Rev., AMT, 5.500%, 01/01/39	2,123

		4,108

	Other Revenue — 0.9%
1,000	North Carolina Capital Facilities Finance Agency, Waste Management of Carolinas Project, Rev., VAR, 3.375%, 08/01/14	1,043
3,000	State of North Carolina, Capital Improvement, Series A, Rev., 5.000%, 05/01/17	3,572
1,250	Wake County, Hammond Road Detention Center, Rev., 5.000%, 06/01/24	1,513

		6,128

	Water & Sewer — 0.6%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/22	4,080

	Total North Carolina	19,937

	North Dakota — 1.1%
	General Obligation — 0.2%
1,350	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series F, GO, 4.500%, 01/01/35	1,431

	Housing — 0.3%
1,730	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series B, Rev., 5.000%, 07/01/28	1,851

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
2,000	McLean County, Solid Waste Facilities, Great River Energy Project, Series A, Rev., 4.875%, 07/01/26	2,183

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.3%
1,865	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series D, Rev., 4.500%, 01/01/29	1,988

	Total North Dakota	7,453

	Ohio — 4.3%
	General Obligation — 1.2%
1,500	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/25	1,979
5,000	State of Ohio, Infrastructure Improvement, Series A, GO, 5.500%, 02/01/20	6,341

		8,320

	Housing — 0.3%
290	Cuyahoga County, Carter Manor, Multi-Family Housing, Rev., GNMA, 4.000%, 09/20/14	296
50	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series B, Rev., AMT, GNMA COLL, 4.650%, 09/01/20	50
	Summit County Port Authority, Eastland Woods Project, Multi-Family Housing,
225	Series A, Rev., FHA, GNMA COLL, 4.000%, 12/20/14	228
580	Series A, Rev., FHA, GNMA COLL, 4.350%, 12/20/19	605
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 12/20/26	1,063

		2,242

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
1,040	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19	1,041
295	Cleveland-Cuyahoga County Port Authority, Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.250%, 05/15/16	298
200	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Tax Allocation, Series B, Rev., 4.500%, 05/15/30	183

		1,522

	Other Revenue — 1.7%
1,300	American Municipal Power, Inc., Prairie Street Energy Campus Project, Series A, Rev., 5.250%, 02/15/21	1,526
1,000	City of Columbus, Sewerage System, Series A, Rev., 5.000%, 06/01/23	1,173
3,000	Franklin County, Facilities, Ohiohealth Corp., Series D, Rev., VAR, 4.000%, 08/01/16	3,326

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
90	Ohio Housing Finance Agency, Single Family Mortgage, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 11/01/28	97
2,020	Ohio State, Parks & Recreation Capital Facilities, Lease Appropriation Improvement Projects, Series A, Rev., 5.000%, 12/01/18	2,426
2,430	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/16	2,760

		11,308

	Prerefunded — 0.0% (g)
175	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund, Series C, Rev., 5.350%, 11/15/12 (p)	176

	Water & Sewer — 0.9%
5,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/17	6,061

	Total Ohio	29,629

	Oklahoma — 0.7%
	Housing — 0.7%
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
2,360	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 10/01/38	2,447
790	Series A-2, Rev., GNMA, 5.700%, 04/01/36	800
1,635	Oklahoma Housing Finance Agency, Homeownership Loan Program, Single Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.375%, 09/01/27	1,755

	Total Oklahoma	5,002

	Oregon — 1.2%
	General Obligation — 0.2%
1,000	City of Portland, River District Urban Renewal & Redevelopment, Tax Allocation, Series B, GO, 5.000%, 06/15/18	1,176

	Housing — 0.4%
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of West, 5.100%, 11/01/17	2,611

	Other Revenue — 0.6%
1,040	Oregon State Department of Administrative Services, Lottery, Series A, Rev., AGM, 5.000%, 04/01/26	1,205

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
3,030	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., AMT, 5.000%, 07/01/30	3,253

		4,458

	Total Oregon	8,245

	Other Territories — 0.5%
	Housing — 0.5%
1,940	Multi-Family Housing, Bond Pass-Through Certificates, Series 7, Rev., VAR, 5.850%, 11/01/21	1,940
1,195	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 11/01/23	1,195

	Total Other Territories	3,135

	Pennsylvania — 4.0%
	Education — 0.7%
4,000	University of Pittsburgh, University Capital Project, Series B, Rev., 5.250%, 09/15/26	4,772

	General Obligation — 0.5%
3,000	City of Philadelphia, Series A, GO, AGM, 5.000%, 08/01/14	3,231

	Housing — 0.1%
585	Allegheny County Residential Finance Authority, Single Family, Series TT, Rev., GNMA/FNMA, 5.750%, 05/01/37	589
55	Philadelphia Authority for Industrial Development, Senior Living, Arbor House Project, Series E, Rev., 4.700%, 07/01/13	55
40	Philadelphia Authority for Industrial Development, Senior Living, Rieder House Project, Series A, Rev., 4.700%, 07/01/13	40
45	Philadelphia Authority for Industrial Development, Senior Living, Saligman House Project, Series C, Rev., 4.700%, 07/01/13	45

		729

	Industrial Development Revenue/Pollution Control Revenue — 0.6%
3,000	Bucks County IDA, Waste Management, Inc. Project, Rev., VAR, 2.875%, 02/01/13	3,029
1,500	Pennsylvania Economic Development Financing Authority, Solid Waste, Waste Management, Inc. Project, Series A, Rev., VAR, 3.700%, 05/01/15	1,582

		4,611

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.5%
3,000	Allegheny County Airport Authority, Series 2B, Rev., VAR, FGIC, 5.000%, 01/01/18	3,377
1,500	Allegheny County Airport Authority, Pittsburgh International Airport, Series A-1, Rev., 5.000%, 01/01/22	1,710
3,000	Pennsylvania Economic Development Financing Authority, People Energy Supply, Series A, Rev., VAR, 3.000%, 09/01/15	3,069
2,000	Philadelphia Redevelopment Authority, Transformation Initiative, Rev., 5.000%, 04/15/19	2,351

		10,507

	Resource Recovery — 0.6%
3,925	Harrisburg Authority, Resource Recovery Facility, Series D-2, Rev., VAR, AGM, 5.000%, 12/01/13	3,946

	Total Pennsylvania	27,796

	South Carolina — 2.9%
	Certificate of Participation/Lease — 0.9%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., COP, 5.250%, 12/01/22	3,941
2,560	City of Columbia, Tourism Development Fee Pledge, COP, AMBAC, 5.250%, 06/01/20	2,624

		6,565

	General Obligation — 1.0%
5,855	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/24	6,932

	Hospital — 0.8%
1,090	Lexington County Health Services District, Inc., Rev., 6.000%, 05/01/14	1,176
4,125	Medical University Hospital Authority, FHA Insured Mortgage, Series A, Rev., NATL-RE, FHA, 5.250%, 02/15/23	4,405

		5,581

	Other Revenue — 0.2%
1,085	South Carolina State Housing Finance & Development Authority, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/28	1,170

	Total South Carolina	20,248

	South Dakota — 0.4%
	Housing — 0.2%
1,730	South Dakota Housing Development Authority, Home Ownership Mortgage, Series E, Rev., 6.000%, 11/01/38	1,811

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.2%
1,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., 5.000%, 09/01/17	1,154

	Total South Dakota	2,965

	Tennessee — 3.5%
	General Obligation — 0.5%
3,390	Tennessee Housing Development Agency, Home Ownership Program, Series 1C, GO, 3.750%, 01/01/25	3,389

	Housing — 1.1%
1,985	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Multi-Family Housing, Rev., VAR, AMT, FHLMC, 5.000%, 10/01/17	2,154
	Tennessee Housing Development Agency,
2,290	Series A-1, Rev., 5.000%, 01/01/27	2,460
1,845	Series A-2, Rev., 4.200%, 07/01/25	1,995
1,075	Tennessee Housing Development Agency, Home Ownership Program, Series 2007-1, Rev., AMT, 5.500%, 01/01/38	1,107

		7,716

	Transportation — 0.2%
1,000	Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.750%, 07/01/25	1,161

	Utility — 0.8%
5,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.250%, 09/01/21	5,489

	Water & Sewer — 0.9%
5,000	Metropolitan Government Nashville & Davidson County, Revenue Refunding, Series A, Rev., AGM, 5.250%, 01/01/21	6,307

	Total Tennessee	24,062

	Texas — 8.6%
	General Obligation — 2.5%
1,150	Conroe Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/15/19	1,402
4,000	Fort Bend County, GO, 5.250%, 03/01/28	4,609
2,335	Keller Independent School District, School Building, GO, 5.250%, 02/15/26	2,836
2,000	Port of Houston Authority, Series D-1, GO, 5.000%, 10/01/24	2,443
1,895	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/19	2,270
1,015	State of Texas, Transportation Commission Mobility Fund, GO, 5.000%, 04/01/30	1,177

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
2,500	Wichita Falls Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/01/25	2,908

		17,645

	Hospital — 0.0% (g)
100	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	101

	Housing — 1.4%
100	Houston Housing Finance Corp., Sterlingshire Apartments, Multi-Family Housing, Series A-2, Rev., 4.250%, 11/01/12	100
1,480	Multi-Family Housing, Bond Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.850%, 05/01/16	1,481
1,780	Nortex Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Housing, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 07/01/38	1,905
605	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.400%, 03/01/28	613
1,377	Texas State Affordable Housing Corp., Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC, 5.300%, 10/01/39	1,457
3,073	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., VAR, GNMA/FNMA/FHLMC, 5.350%, 09/01/39	3,166
320	Texas State Affordable Housing Corp., Single Family Mortgage, Teachers Home Loan Program, Rev., GNMA/FNMA/COLL, 6.200%, 03/01/32	327
512	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 12/01/39	539

		9,588

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Project,
900	Rev., 4.700%, 05/01/18	997
2,000	Rev., 5.000%, 02/01/23	2,224

		3,221

	Other Revenue — 1.0%
1,945	Texas Department of Housing & Community Affairs, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/29	2,132

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
4,175	Texas State Transportation Commission, First Tier, Rev., 5.000%, 04/01/26	4,844

		6,976

	Transportation — 2.0%
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., NATL-RE, 5.250%, 11/15/16	3,146
2,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/18	2,340
1,500	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., 5.000%, 11/01/22	1,703
6,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/23	6,817

		14,006

	Utility — 0.3%
	Harris County Cultural Education Facilities Finance Corp., Teco Project,
950	Series A, Rev., 5.000%, 11/15/15	1,081
1,025	Series B, Rev., 5.000%, 11/15/13	1,082

		2,163

	Water & Sewer — 0.9%
5,000	Texas Water Development Board, Revolving Funds, Sub Lien, Series B, Rev., 5.250%, 07/15/24	5,928

	Total Texas	59,628

	Utah — 0.8%
	Certificate of Participation/Lease — 0.2%
970	Utah Transit Authority, Sales Tax, Rev., COP, AGM, 5.250%, 06/15/29	1,307

	Education — 0.6%
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., NATL-RE, 5.250%, 04/01/23	4,144

	Housing — 0.0% (g)
50	Utah State Housing Finance Agency, Single Family Mortgage, Series D-2, Rev., FHA/VA MTGS, 5.350%, 07/01/18	50

	Total Utah	5,501

	Vermont — 0.5%
	Other Revenue — 0.5%
1,000	Vermont Housing Finance Agency, Mutliple Purpose, Series B, Rev., AMT, FHLMC, 4.125%, 11/01/42	1,047
2,250	Vermont Municipal Bond Bank, Series 1, Rev., 5.000%, 12/01/23	2,679

	Total Vermont	3,726

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Virginia — 1.8%
	General Obligation — 0.5%
3,000	City of Virginia Beach, Public Improvement, Series B, GO, 5.000%, 07/15/19	3,737

	Other Revenue — 0.4%
2,050	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.250%, 08/01/21	2,471

	Resource Recovery — 0.2%
1,110	Virginia Resources Authority, Pooled Financing, Series A, Rev., 5.000%, 11/01/17	1,344

	Transportation — 0.7%
4,000	Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development Program, Series C, Rev., 5.000%, 05/15/24	4,558

	Total Virginia	12,110

	Washington — 0.3%
	Other Revenue — 0.3%
500	Chelan County Public Utility District No.1, Series A, Rev., AMT, 5.500%, 07/01/26	597
1,000	Port of Seattle, Intermediate Lien, Series C, Rev., AMT, 5.000%, 02/01/16	1,132

	Total Washington	1,729

	West Virginia — 0.5%
	Other Revenue — 0.5%
2,690	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facility, Series A, Rev., 5.000%, 06/01/29 (w)	3,139

	Wisconsin — 1.6%
	Education — 0.7%
5,000	State of Wisconsin, Health & Education, Private Placement, Rev., 4.280%, 05/01/29 (f) (i)	5,189

	General Obligation — 0.9%
3,500	City of Kenosha, Capital Appreciation, Series D, GO, AMBAC, Zero Coupon, 09/01/15	3,388
2,335	State of Wisconsin, Series C, GO, 5.000%, 05/01/23	2,770

		6,158

	Total Wisconsin	11,347

	Total Municipal Bonds (Cost $631,822)	675,807

SHARES
Investment Company — 0.9%
389	Nuveen Premium Income Municipal Fund (Cost $5,430)	5,848

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.9%
	Investment Company — 0.9%
6,470	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $6,470)	6,470

	Total Investments — 99.5% (Cost $643,722)	688,125
	Other Assets in Excess of Liabilities — 0.5%	3,721

	NET ASSETS — 100.0%	$691,846

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 98.3% (t)
	California — 0.4%
	General Obligation — 0.4%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/20	1,113

	Colorado — 2.0%
	Prerefunded — 2.0%
2,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	2,324
2,810	El Paso County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,761

	Total Colorado	5,085

	Florida — 0.4%
	Transportation — 0.4%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT, AGM-CR, XLCA, 5.000%, 10/01/19	1,079

	Hawaii — 0.7%
	Water & Sewer — 0.7%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/19	1,669

	Illinois — 1.6%
	General Obligation — 0.9%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, NATL-RE, FGIC, 5.000%, 01/01/21	2,213

	Water & Sewer — 0.7%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/20	1,718

	Total Illinois	3,931

	Kansas — 0.9%
	Prerefunded — 0.9%
1,000	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	987
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,358

	Total Kansas	2,345

	Louisiana — 0.6%
	Prerefunded — 0.6%
1,685	Jefferson Parish Finance Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,599

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — 0.7%
	General Obligation — 0.7%
1,500	New York City, Series E, GO, AGM, 5.000%, 11/01/17	1,646

	Ohio — 88.9%
	Certificate of Participation/Lease — 5.0%
	Ohio State Building Authority, Adult Correctional Facilities,
1,745	Series A, Rev., COP, 5.000%, 10/01/22	2,029
2,030	Series B, Rev., COP, 5.250%, 04/01/15	2,270
1,835	Ohio State Building Authority, State Facilities, Administrative Building Fund, Series A, Rev., COP, 5.000%, 10/01/24	2,102
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue, COP, 5.000%, 09/01/18	2,132
2,000	State of Ohio, Cultural & Sports Capital Appreciation, Series A, Rev., COP, 5.250%, 10/01/20	2,466
1,235	State of Ohio, Parks & Recreation, Series II-A, Rev., COP, 5.000%, 12/01/20	1,516

		12,515

	Education — 3.0%
180	Ohio State University, General Receipts, Unrefunded Balance, Series B, Rev., 5.250%, 06/01/13 (p)	187
1,000	State of Ohio, Higher Educational Facility, Baldwin-Wallace College Project, Rev., 5.500%, 12/01/20	1,067
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., NATL-RE, 5.250%, 12/01/19	2,023
2,185	State of Ohio, Higher Educational Facility, Otterbein College Project, Series A, Rev., 5.500%, 12/01/23	2,538
1,500	University of Cincinnati, Series G, Rev., NATL-RE, 5.000%, 06/01/18	1,780

		7,595

	General Obligation — 33.9%
1,530	Beavercreek City School District, School Improvement, GO, 5.000%, 12/01/23	1,794
	Cincinnati City School District, Classroom Construction & Improvement,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,255
3,000	GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,882
1,800	GO, NATL-RE, FGIC, 5.250%, 12/01/25	2,348
2,000	City of Akron, Various Purpose, Series A, GO, 5.000%, 12/01/16	2,327

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	City of Avon,
1,000	Series B, GO, 5.000%, 12/01/24	1,176
1,000	Series B, GO, 5.000%, 12/01/25	1,190
1,500	City of Cincinnati, Various Purpose, Series C, GO, 5.000%, 12/01/18	1,772
	City of Cleveland, Various Purpose,
1,240	GO, 5.000%, 12/01/26	1,455
2,200	Series A, GO, AGC, 5.000%, 12/01/22	2,471
1,500	City of Columbus, Series A, GO, 5.000%, 07/01/25	1,840
1,000	City of Columbus School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/24	1,164
286	City of Columbus, Clintonville II Street Light Assessment, Private Placement, GO, 4.400%, 09/01/15	291
1,000	City of Columbus, Various Purpose, Series 2012-1, GO, 5.000%, 07/01/20	1,254
1,255	City of Dayton, Various Purpose, Series A, GO, 3.250%, 12/01/16	1,385
	City of Dublin, Various Purpose,
1,000	Series A, GO, 3.000%, 12/01/14	1,055
1,030	Series A, GO, 4.000%, 12/01/16	1,173
1,445	City of New Albany, Various Purpose, GO, 5.000%, 12/01/27	1,735
	City of Strongsville, Various Purpose,
1,000	GO, 5.000%, 12/01/24	1,172
1,000	GO, 5.000%, 12/01/25	1,168
1,000	City of Toledo School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/23	1,195
1,475	City of Westerville, GO, 5.000%, 12/01/15	1,685
1,775	Columbus City School District, Capital Appreciation, Construction & Improvement, Series B, GO, Zero Coupon, 12/01/18	1,541
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/13	1,491
1,000	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	971
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, 5.000%, 12/01/24	1,186
1,000	GO, NATL-RE, 5.000%, 12/01/18	1,144
1,000	GO, NATL-RE, 5.000%, 12/01/18	1,196
	Lake County, Building Improvement,
1,010	GO, NATL-RE, 5.000%, 12/01/21	1,091
1,060	GO, NATL-RE, 5.000%, 12/01/22	1,140

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,400	Lake Local School District/Stark County, School Improvement, GO, AGM, 5.000%, 12/01/19	1,556
2,450	Lakewood City School District, Capital Appreciation, GO, AGM, Zero Coupon, 12/01/17	2,275
2,500	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,256
1,120	Lebanon City School District, School Construction, GO, AGM, 5.000%, 12/01/21	1,243
1,430	Marysville Exempt Village School District, GO, AGM, 5.000%, 12/01/21	1,614
1,000	New Albany Plain Local School District, Franklin & Licking Counties, Various Purpose, GO, 5.000%, 12/01/25	1,196
2,000	Olentangy Local School District, GO, AGM, 5.000%, 12/01/22	2,267
1,405	Olentangy Local School District, School Facilities, Construction & Improvement, GO, 5.000%, 12/01/22	1,657
1,285	Solid Waste Authority of Central Ohio, Solid Waste Facilities Improvement, GO, 5.000%, 12/01/26	1,565
1,260	Southwest Licking Local School District, GO, NATL-RE, FGIC, 5.750%, 12/01/14	1,381
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,707
1,750	State of Ohio, Series A, GO, 5.375%, 09/01/23	2,078
	State of Ohio, Common Schools,
1,000	Series A, GO, 5.000%, 09/15/18	1,225
2,000	Series A, GO, 5.000%, 09/15/22	2,527
1,000	Series A, GO, 5.000%, 09/15/23	1,277
1,205	Series A, GO, 5.250%, 09/15/12	1,207
1,250	Series B, GO, 5.000%, 03/15/14 (p)	1,340
1,500	Series B, GO, 5.000%, 09/15/26	1,805
2,720	State of Ohio, Conservation Projects, Series A, GO, 5.000%, 09/01/16	3,189
1,000	State of Ohio, Cultural & Sports Capital Refunding, Series B, GO, AGM, 5.000%, 10/01/15	1,131
1,500	State of Ohio, Infrastructure Improvements, Series D, GO, 5.000%, 03/01/14 (p)	1,606
1,380	Sylvania City School District, School Improvement, GO, AGC, 5.000%, 12/01/23	1,531
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,840

		85,020

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Hospital — 5.2%
2,500	Cuyahoga County, Series A, Rev., 5.500%, 01/01/13	2,543
315	Cuyahoga County, W.O. Walker Center, Inc., Series I, Rev., AMBAC, 5.250%, 01/01/13	316
850	Franklin County, Health Care Facilities, Ohio Presbyterian Services, Rev., 5.500%, 07/01/17	852
	Ohio Higher Educational Facility Commission, University Hospital Health System,
1,000	Series A, Rev., 5.000%, 01/15/14	1,056
550	Series A, Rev., 5.000%, 01/15/24	608
1,000	Series A, Rev., 5.250%, 01/15/23	1,138
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.125%, 11/15/21	2,697
2,000	State of Ohio, Higher Educational Facility, Cleveland Clinic Health, Series A, Rev., 5.000%, 01/01/26	2,198
1,500	State of Ohio, Hospital Facility, Cleveland Clinic Health, Rev., 5.000%, 01/01/25	1,678

		13,086

	Housing — 4.2%
830	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA, GNMA, 4.900%, 08/20/22	932
340	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.150%, 06/20/15	351
390	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/15	407
80	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 02/01/14	80
	Ohio Housing Finance Agency,
1,000	Series A, Rev., AGM, 5.000%, 04/01/22	1,114
500	Series A, Rev., AGM, 5.000%, 04/01/27	544
745	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series F, Rev., GNMA/FNMA/FHLMC, 4.250%, 09/01/16	769
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/21	1,501
425	Ohio Housing Finance Agency, Multi-Family Housing, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	431
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
560	Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	594

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
1,365	Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 09/01/23	1,435
1,750	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	1,814
670	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA/GNMA, 4.800%, 05/20/17	703

		10,675

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
565	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19	566
755	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.125%, 05/15/25	762

		1,328

	Other Revenue — 14.5%
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	2,689
	City of Cleveland, Parking Facilities,
680	Rev., AGM, 5.000%, 09/15/14	728
320	Rev., AGM, 5.000%, 09/15/14 (p)	349
930	Rev., AGM, 5.250%, 09/15/21	1,117
440	Rev., AGM, 5.250%, 09/15/21 (p)	566
1,000	City of Toledo, Waterworks, Series A, Rev., 5.000%, 11/15/25	1,199
1,285	Cuyahoga Community College District, General Receipts, Series D, Rev., 5.000%, 08/01/27	1,516
	Cuyahoga County, Cleveland Clinic,
1,175	Series A, Rev., 6.000%, 07/01/13 (p)	1,231
1,310	Cuyahoga County, Economic Development, Shaker Square, Series D, Rev., 5.000%, 12/01/25	1,514
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.000%, 12/01/22	1,166
1,000	Hamilton County, Series A, Rev., AMBAC, 5.000%, 12/01/18	1,153
1,205	Hamilton County, Unrefunded Balance, GO, 5.000%, 12/01/15	1,351
300	Miami University, Rev., 5.000%, 09/01/19	367
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,000	Series B, Rev., 5.000%, 10/01/23	1,164
1,220	Series B, Rev., 5.000%, 10/01/24	1,410

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
2,000	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	2,570
	Ohio State University, General Receipts,
1,000	Series A, Rev., 4.000%, 06/01/19	1,159
2,000	Series D, Rev., 5.000%, 12/01/26	2,588
2,000	Series D, Rev., 5.000%, 12/01/27	2,587
75	Ohio State Water Development Authority, Unrefunded Balance, Drinking Water Assistance Fund, Rev., 5.000%, 12/01/18	80
	RiverSouth Authority, RiverSouth Area Redevelopment,
2,550	Series A, Rev., 5.000%, 12/01/17	2,881
1,235	Series A, Rev., 5.000%, 12/01/21	1,496
2,125	State of Ohio, Capital Facilities, Mental Health Facilities Improvement Project, Series A, Rev., 5.000%, 06/01/19	2,556
1,500	State of Ohio, University Hospital Health System, Series A, Rev., 5.000%, 01/15/20	1,740
1,000	Wright State University, General Receipts, Series A, Rev., 5.000%, 05/01/26	1,143

		36,320

	Prerefunded — 3.7%
1,015	City of Cleveland, GO, AMBAC, 5.250%, 12/01/14 (p)	1,127
2,000	City of Columbus School District, School Facilities Construction & Improvement, GO, AGM, 5.250%, 12/01/14 (p)	2,220
	Cuyahoga County, Cleveland Clinic,
1,225	Series A, Rev., 6.000%, 07/01/13 (p)	1,284
145	Hamilton County, GO, 5.000%, 06/01/15 (p)	163
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	2,303
820	Ohio State University, General Receipts, Series B, Rev., 5.250%, 06/01/13 (p)	851
1,175	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 06/01/14 (p)	1,270

		9,218

	Special Tax — 1.6%
1,000	City of Akron, Community Learning Centers, Series A, Rev., NATL-RE, FGIC, 5.250%, 12/01/13 (p)	1,062
	State of Ohio,
1,500	Series A, Rev., 5.000%, 10/01/20	1,765
1,000	Series A, Rev., 5.000%, 10/01/22	1,154

		3,981

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 7.9%
	City of Cleveland, Airport System,
2,000	Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,336
1,500	Series C, Rev., AGC, 4.000%, 01/01/16	1,629
1,000	Series C, Rev., AGC, 5.000%, 01/01/16	1,118
1,500	Series C, Rev., AGM, 5.000%, 01/01/19	1,630
2,000	Columbus Regional Airport Authority, Rev., NATL-RE, 5.000%, 01/01/19	2,260
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/22	2,351
1,185	Series A, Rev., 5.000%, 02/15/23	1,379
5,155	Series A, Rev., NATL-RE, FGIC, 5.500%, 02/15/14	5,535
1,250	State of Ohio, Major Infrastructure Project, Series 2007-1, Rev., AGM, 5.000%, 06/15/17	1,479

		19,717

	Utility — 2.4%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus, Series A, Rev., AGC, 5.000%, 02/15/24	1,141
	City of Cleveland, Public Power Systems,
1,280	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	1,436
1,000	Series A-1, Rev., NATL-RE, FGIC, 5.000%, 11/15/20	1,118
	City of Hamilton, Electric Systems,
950	Series A, Rev., AGC, 5.000%, 10/01/20	1,145
1,000	Series A, Rev., AGC, 5.000%, 10/01/21	1,189

		6,029

	Water & Sewer — 7.0%
	City of Akron, Sanitation Sewer System,
1,030	Rev., NATL-RE, FGIC, 5.375%, 12/01/13	1,070
1,070	Rev., NATL-RE, FGIC, 5.500%, 12/01/12	1,080
1,000	City of Akron, Waterworks, Rev., AGC, 5.000%, 03/01/18	1,190
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.000%, 12/01/18	1,734
1,000	Sub Series B, Rev., NATL-RE, 5.000%, 12/01/22	1,163
1,220	City of Cleveland, Waterworks, Series O, Rev., NATL-RE, 5.000%, 01/01/19	1,400
15	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., NATL-RE, 5.500%, 01/01/13	15
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.250%, 08/01/16	3,098

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — Continued
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Quality Fund, Series B, Rev., Zero Coupon, 06/01/17	1,893
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 12/01/23	2,359
2,000	Ohio State Water Development Authority, Fresh Water, Rev., 5.500%, 12/01/21	2,633

		17,635

	Total Ohio	223,119

	Texas — 2.1%
	General Obligation — 1.1%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.000%, 06/15/18	1,155
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.000%, 04/01/19	1,707

		2,862

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 1.0%
2,500	Southeast Texas Housing Finance Corp., Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	2,367

	Total Texas	5,229

	Total Municipal Bonds (Cost $226,701)	246,815

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
1,922	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $1,922)	1,922

	Total Investments — 99.1% (Cost $228,623)	248,737
	Other Assets in Excess of Liabilities — 0.9%	2,227

	NET ASSETS — 100.0%	$250,964

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligation — 0.1%
	Agency CMO — 0.1%
808	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, VAR, 0.735%, 06/25/32 (Cost $808)	815

Municipal Bonds — 98.0% (t)
	Alabama — 1.5%
	General Obligation — 0.3%
	Mobile County,
1,690	Series B, GO, 4.000%, 08/01/18	1,923
1,560	Series B, GO, 4.000%, 08/01/19	1,776

		3,699

	Other Revenue — 1.0%
1,000	Auburn University, General Fee, Series A, Rev., 5.000%, 06/01/15	1,121
3,480	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co. Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	3,540
8,670	Industrial Development Board of the City of Mobile, Pollution Control, Rev., VAR, 0.580%, 09/13/13	8,668

		13,329

	Prerefunded — 0.2%
3,000	Birmingham Water Works and Sewer Board, Series A, Rev., NATL-RE FGIC, 5.000%, 01/01/14 (p)	3,219

	Total Alabama	20,247

	Alaska — 0.7%
	General Obligation — 0.7%
8,230	State of Alaska, Series A, GO, 5.000%, 08/01/17	9,948

	Arizona — 1.2%
	Certificate of Participation/Lease — 0.3%
3,625	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/18	3,808

	General Obligation — 0.5%
3,755	Maricopa County, Unified School District No.11-Peoria, 5.000%, 07/01/18	4,528
1,950	University of Arizona, Board of Regents, 5.000%, 06/01/16	2,236

		6,764

	Hospital — 0.4%
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.170%, 02/02/15	4,953

	Total Arizona	15,525

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — 4.5%
	General Obligation — 0.9%
8,580	San Francisco Unified School District, GO, 5.000%, 06/15/18	10,445
1,510	San Rafael City High School District, GO, 4.000%, 08/01/16	1,706

		12,151

	Other Revenue — 2.6%
2,500	Alameda County Joint Powers Authority, Rev., 4.000%, 12/01/14 (w)	2,692
1,160	California Health Facilities Financing Authority, Memorial Health Services, Series A, Rev., 5.000%, 10/01/16	1,349
3,000	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust, Series A-1, Rev., VAR, 0.670%, 04/01/14	3,010
	California State Public Works Board, Various Capital Projects,
2,000	Series A, Rev., 4.000%, 04/01/14	2,101
8,815	Series A, Rev., 5.000%, 04/01/15	9,709
1,500	California Statewide Communities Development Authority, Kaiser Permanente, Series B, Rev., VAR, 1.120%, 05/01/17	1,501
2,500	Los Angeles Municipal Improvement Corp., Series A, Rev., 5.000%, 03/01/15	2,740
5,000	Metropolitan Water District of Southern California, Series C, Rev., 5.000%, 07/01/18	6,164
5,250	State of California, Series A-2, Rev., 2.500%, 06/20/13	5,342

		34,608

	Prerefunded — 0.6%
5,250	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-4, Rev., 7.800%, 06/01/13 (p)	5,547
1,635	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.250%, 07/01/13 (p)	1,703

		7,250

	Short Term Note — 0.4%
5,000	City of Oakland, Tax and Revenue, GO, 1.000%, 06/28/13	5,033

	Total California	59,042

	Colorado — 1.7%
	Housing — 0.0% (g)
10	El Paso County, Single Family Mortgage, Series A, Rev., 6.200%, 11/01/24	10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.5%
1,250	Colorado Educational & Cultural Facilities Authority, University of Denver Project, Rev., 4.000%, 03/01/15 (w)	1,346
5,000	Colorado Housing and Finance Authority, Colorado Unemployment Compensation Fund, Series A, Rev., 5.000%, 05/15/14	5,389

		6,735

	Prerefunded — 0.4%
2,165	Douglas County School District No Re-1 Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	2,427
2,295	El Paso County School District No. 20 Academy, GO, NATL-RE, FGIC, 5.250%, 12/15/12 (p)	2,328

		4,755

	Transportation — 0.8%
10,000	Colorado Department of Transportation, Series B, Rev., NATL-RE, 5.500%, 06/15/14	10,918

	Total Colorado	22,418

	Connecticut — 2.2%
	Education — 0.2%
2,140	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., NATL-RE, 4.375%, 11/15/13	2,207

	General Obligation — 1.0%
	State of Connecticut,
6,005	Series A, GO, AGM, 5.000%, 12/15/16	7,095
5,000	Series E, GO, AGM, 5.500%, 11/15/12	5,055
1,000	Town of Glastonbury, GO, 5.000%, 05/15/14	1,080

		13,230

	Other Revenue — 1.0%
1,100	Connecticut Development Authority, Polution Control, The Connecticut Light & Power Company Project, Series B, Rev., VAR, 1.250%, 09/03/13	1,106
	State of Connecticut, Transportation Infrastructure, Special Tax,
4,265	Series A, Rev., 5.000%, 12/01/17	5,160
5,750	Series B, Rev., 5.000%, 12/01/17	6,957

		13,223

	Total Connecticut	28,660

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Delaware — 2.0%
	General Obligation — 1.8%
	State of Delaware,
6,000	Series 2009C, GO, 5.000%, 10/01/16	7,087
14,090	Series A, GO, 5.000%, 07/01/17	16,991

		24,078

	Other Revenue — 0.2%
2,500	Delaware Transportation Authority, Transportation System, Rev., 5.000%, 07/01/18	3,059

	Total Delaware	27,137

	District of Columbia — 0.1%
	Water & Sewer — 0.1%
1,725	District of Columbia Water & Sewer Authority, Sub Lien, Series A, Rev., AGC, 5.000%, 10/01/13	1,813

	Florida — 2.6%
	Other Revenue — 1.2%
2,000	Broward County, Main Court House Project, Series A, Rev., 5.000%, 10/01/15	2,249
550	City of Jacksonville, Series B, Rev., 5.000%, 10/01/17	641
3,500	Escambia County, Florida Solid Waste Disposal, Gulf Power Company Project, Rev., VAR, 1.350%, 06/02/15	3,537
6,000	Escambia County, Pollution Control, Rev., VAR, 1.550%, 06/01/23	6,078
3,000	Tampa Sports Authority, Sales Tax, Rev., AGM, 5.000%, 01/01/16	3,270

		15,775

	Water & Sewer — 1.4%
	Miami-Dade County, Water & Sewer Systems,
1,645	Series B, Rev., AGM, 5.000%, 10/01/13	1,726
5,000	Series B, Rev., AGM, 5.000%, 10/01/14	5,451
	Tampa Bay Water Utility System, Water Supply Authority,
5,000	Rev., NATL-RE, FGIC, 5.000%, 10/01/13	5,251
5,000	Rev., NATL-RE, FGIC, 5.250%, 10/01/15	5,707

		18,135

	Total Florida	33,910

	Georgia — 4.1%
	General Obligation — 3.1%
1,500	Association County Commisioners of Georgia Leasing Program, Effingham County Project, COP, 4.000%, 09/01/16 (w)	1,661

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
5,305	Atlanta Independent School System, Series B, GO, 5.000%, 03/01/15	5,825
5,365	DeKalb County, Special Transportation Parks & Greenspace, GO, 5.000%, 12/01/15	5,972
3,100	Henry County School District, GO, NATL-RE, FGIC, 5.000%, 08/01/14 (p)	3,370
	State of Georgia,
5,000	Series G, GO, 4.000%, 11/01/12	5,032
7,415	Series G, GO, 5.000%, 10/01/12	7,445
10,000	Series I, GO, 5.000%, 07/01/18	12,328

		41,633

	Other Revenue — 0.5%
3,000	Burke County Development Authority, Georgia Power Company Plant Vogtle Project, Rev., VAR, 1.400%, 04/01/15	3,036
	Camden County Public Service Authority, St. Mary’s Project,
1,230	Rev., 5.000%, 12/01/15	1,404
1,685	Rev., 5.000%, 12/01/16	1,986

		6,426

	Special Tax — 0.5%
6,870	Georgia State Road & Tollway Authority, Rev., 5.250%, 10/01/12	6,899

	Total Georgia	54,958

	Hawaii — 2.0%
	General Obligation — 2.0%
5,000	City & County of Honolulu, Series A, GO, NATL-RE, 5.000%, 07/01/13	5,199
	State of Hawaii,
2,205	Series D, GO, 5.000%, 06/01/16 (p)	2,583
10,160	Series DY, GO, 5.000%, 02/01/20	12,604
5,000	Series EA, GO, 5.000%, 12/01/16	5,911

	Total Hawaii	26,297

	Illinois — 4.4%
	Education — 0.4%
5,000	Illinois Finance Authority, Educational Facilities, University of Chicago, Series B-1, Rev., VAR, 1.125%, 02/14/13	5,017

	General Obligation — 0.5%
2,350	Chicago Park District, Series D, GO, 5.000%, 01/01/15	2,594
	Du Page Cook & Will Counties Community College District No. 502,
1,530	Series B, GO, 4.000%, 01/01/15	1,654

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,585	Series B, GO, 4.000%, 01/01/16	1,761
1,120	Village of Schaumburg, Series A, GO, 4.000%, 12/01/18	1,302

		7,311

	Hospital — 0.1%
1,010	Illinois Finance Authority, Advocate Health Care, Sub Series C3B, Rev., VAR, 4.375%, 07/01/14	1,069

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
580	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, Rev., AMBAC, 4.350%, 06/01/13	578

	Other Revenue — 1.0%
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.450%, 11/01/14	1,909
	State of Illinois, Unemployment Insurance Fund Building Receipts,
5,000	Series A, Rev., 5.000%, 06/15/16	5,801
5,000	Series C, Rev., 1.500%, 06/15/21	5,016

		12,726

	Prerefunded — 2.2%
2,295	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement, GO, 5.500%, 12/01/12 (p)	2,325
6,775	City of Chicago, Series A, GO, AGM, 5.000%, 01/01/14 (p)	7,201
	Illinois State Toll Highway Authority, Senior Priority,
14,425	Series A-2, Rev., AGM, 5.000%, 07/01/16 (p)	16,923
2,000	Will & Kendall Counties Community Consolidated School District 202, School Building, Series A, GO, FGIC, 5.000%, 07/01/13 (p)	2,080

		28,529

	Transportation — 0.2%
2,845	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Section 5309, Rev., AGC, 5.000%, 06/01/14	3,038

	Total Illinois	58,268

	Indiana — 3.0%
	Education — 0.2%
2,375	Indiana University, Student Fee, Series T-1, Rev., 5.000%, 08/01/14	2,586

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.1%
1,000	Indianapolis-Marion County Public Library, GO, 5.000%, 01/01/16	1,137

	Other Revenue — 1.1%
1,000	Franklin Township-Marion County Multiple School Building Corp., First Mortgage, Rev., 5.000%, 07/10/14	1,077
1,900	Indiana Finance Authority, Ascension Health, Series A-8, Rev., VAR, 5.000%, 07/28/16	2,186
5,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 4.000%, 02/01/15	5,421
	Indianapolis Local Public Improvement Bond Bank,
2,100	Series D, Rev., 5.000%, 06/01/14	2,256
3,320	Series D, Rev., 5.000%, 06/01/17	3,884

		14,824

	Prerefunded — 1.6%
4,775	Carmel School Building Corp., First Mortgage, Rev., NATL-RE, 5.000%, 07/15/13 (p)	4,974
3,855	Franklin Community Multi-School Building Corp., First Mortgage, Rev., FGIC, 5.000%, 07/15/14 (p)	4,191
2,100	Indiana Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	2,280
9,000	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	9,770

		21,215

	Total Indiana	39,762

	Iowa — 0.4%
	General Obligation — 0.2%
2,320	City of West Des Moines, Series B, GO, 5.000%, 06/01/16	2,702

	Other Revenue — 0.2%
2,000	Iowa Higher Education Loan Authority, Private College Facility, Rev., 4.000%, 12/01/13	2,093

	Total Iowa	4,795

	Kansas — 0.6%
	General Obligation — 0.2%
2,400	City of Olathe, Series 211, GO, 5.000%, 10/01/12	2,410

	Other Revenue — 0.4%
	City of Wichita, Hospital Facilities, Refunding and Improvement,
450	Series IV-A, Rev., 4.000%, 11/15/13	469
200	Series IV-A, Rev., 4.000%, 11/15/14	213

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
3,000	Kansas Development Finance Authority, Kansas Revolving Funds, Rev., 5.000%, 03/01/18	3,651
1,000	Kansas Development Finance Authority, Kansas State Projects, Series E-1, Rev., 5.000%, 11/01/14	1,095

		5,428

	Total Kansas	7,838

	Kentucky — 1.1%
	Other Revenue — 0.6%
1,000	Kentucky Infrastructure Authority, Wastewater & Drinking Water Revolving Fund, Series A, Rev., 4.000%, 02/01/17	1,142
3,820	Kentucky State Property & Buildings Commission, Project 95, Series A, Rev., 5.000%, 08/01/13	3,981
2,500	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/16	2,911

		8,034

	Prerefunded — 0.5%
5,310	Kentucky State Property & Buildings Commission, Project 85, Rev., AGM, 5.000%, 08/01/15 (p)	6,024

	Total Kentucky	14,058

	Louisiana — 2.0%
	Certificate of Participation/Lease — 0.4%
5,000	City of Baton Rouge/Parish of East Baton Rouge, Public Improvement, Series ST, Rev., COP, NATL-RE, 5.000%, 02/01/13 (p)	5,150

	General Obligation — 0.3%
3,760	State of Louisiana, Series B, 5.000%, 05/15/14	4,058

	Other Revenue — 1.0%
7,605	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 0.920%, 06/01/13	7,620
5,085	State of Louisiana, Office Facilities Corp., Capitol Complex Program, Rev., 5.000%, 11/01/17	6,022

		13,642

	Prerefunded — 0.3%
3,010	City of Baton Rouge/Parish of East Baton Rouge, Public Improvement, Series ST, Rev., AMBAC, 5.125%, 02/01/14 (p)	3,245

	Total Louisiana	26,095

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Maine — 0.9%
	General Obligation — 0.7%
	State of Maine,
6,000	Series B, GO, 5.000%, 06/01/18	7,335
2,675	Series C, GO, 4.000%, 06/01/13	2,751

		10,086

	Prerefunded — 0.2%
2,000	Maine Municipal Bond Bank, Series B, Rev., 5.000%, 11/01/14 (p)	2,202

	Total Maine	12,288

	Maryland — 2.4%
	General Obligation — 1.7%
1,590	Anne Arundel County, Water & Sewer System, GO, 5.000%, 04/01/15	1,778
3,250	Harford County, Public Improvement, GO, 4.500%, 12/01/13	3,425
	Prince George’s County, Public Improvement,
1,500	GO, 5.500%, 10/01/13	1,586
3,000	Series A, GO, 5.000%, 07/15/13	3,126
11,275	State of Maryland, State and Local Facilities, Series A, GO, 5.000%, 11/01/14	12,417

		22,332

	Other Revenue — 0.4%
5,000	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 03/01/16	5,790

	Special Tax — 0.3%
3,190	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 11/01/12	3,216

	Total Maryland	31,338

	Massachusetts — 3.8%
	Education — 1.1%
	Massachusetts School Building Authority,
6,890	Series A, Rev., 4.000%, 05/15/13	7,074
7,250	Series A, Rev., 5.000%, 05/15/15	8,132

		15,206

	General Obligation — 0.4%
5,000	Commonwealth of Massachusetts, Series D, GO, NATL-RE, 5.500%, 11/01/13	5,307

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,500	Massachusetts Water Pollution Abatement, State Revolving Fund, Series 14, Rev., 5.000%, 08/01/13	1,565

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.8%
2,335	Commonwealth of Massachusetts, Special Obligation, Series A, Rev., AGM, 5.500%, 06/01/16	2,758
5,000	Massachusetts Health & Educational Facilities Authority, Various Amherst College, Series K-2, Rev., VAR, 1.700%, 11/01/16	5,143
1,900	Massachusetts State College Building Authority, Series A, Rev., AMBAC, 5.000%, 05/01/16 (p)	2,210

		10,111

	Prerefunded — 1.1%
	Commonwealth of Massachusetts,
2,000	Series A, GO, AMBAC, 6.500%, 11/01/14 (p)	2,267
500	Series B, GO, 5.000%, 08/01/14 (p)	543
5,000	Series D, GO, 5.250%, 10/01/13 (p)	5,269
2,345	University of Massachusetts Building Authority Project, Series 04-1, Rev., AMBAC, 5.375%, 11/01/14 (p)	2,597
3,515	University of Massachusetts Building Authority, Commonwealth Guaranteed, Series 4-A, Rev., NATL-RE, 5.250%, 11/01/14 (p)	3,888

		14,564

	Special Tax — 0.3%
3,360	Massachusetts Bay Transportation Authority, Series B, Rev., 5.250%, 07/01/14	3,664

	Total Massachusetts	50,417

	Michigan — 2.5%
	General Obligation — 0.5%
1,645	Southfield Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,828
4,400	State of Michigan, GO, 5.500%, 12/01/15	5,084

		6,912

	Other Revenue — 1.7%
2,060	Lansing Board of Water & Light, Utility System, Series A, Rev., 5.000%, 07/01/16	2,375
	Michigan Finance Authority, Local Government Loan Program,
1,290	Series B, Rev., 4.000%, 11/01/18	1,460
675	Series B, Rev., 4.000%, 11/01/19	763
455	Series B, Rev., 4.000%, 11/01/20	513
8,000	Michigan Finance Authority, Unemployment Obligation Assessment, Series A, Rev., 5.000%, 07/01/19	9,888
6,355	Michigan Municipal Bond Authority, Clean Water State Revolving Fund, Rev., 5.000%, 10/01/20	7,471

		22,470

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.1%
1,070	Van Buren Charter Township Local Development Finance Authority, Tax Increment, GO, FGIC, 5.250%, 04/01/13 (p)	1,101

	Transportation — 0.2%
2,825	Wayne County Airport Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/14	3,086

	Total Michigan	33,569

	Minnesota — 2.2%
	General Obligation — 1.5%
5,650	Metropolitan Council, Series E, GO, 5.000%, 09/01/14	6,182
	State of Minnesota,
6,565	GO, 5.000%, 08/01/13	6,852
5,555	GO, 5.000%, 10/01/15	6,333

		19,367

	Hospital — 0.2%
2,000	St. Paul Housing & Redevelopment Authority, Series A, Rev., NATL-RE, 5.000%, 11/15/14	2,179

	Prerefunded — 0.5%
7,305	State of Minnesota, GO, 5.250%, 11/01/12 (p)	7,366

	Total Minnesota	28,912

	Mississippi — 0.5%
	General Obligation — 0.5%
	State of Mississippi, Nissan North America, Inc. Project,
2,000	Series B, GO, 5.000%, 11/01/15	2,280
3,580	Series B, GO, 5.000%, 11/01/18	4,394

	Total Mississippi	6,674

	Missouri — 0.8%
	General Obligation — 0.6%
2,130	Columbia School District, GO, 4.000%, 03/01/14	2,246
5,000	Kansas City, Streetlight Project, Series A, GO, NATL-RE, 5.000%, 02/01/13	5,100

		7,346

	Other Revenue — 0.2%
2,895	Kansas City Industrial Development Authority, Series A, Rev., AMBAC, 5.000%, 12/01/20	3,287

	Total Missouri	10,633

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nebraska — 0.6%
	Other Revenue — 0.6%
	Central Plains Energy Project, Gas Project No. 3,
650	Rev., 3.000%, 09/01/13	663
1,400	Rev., 4.000%, 09/01/14	1,470
2,000	Rev., 5.000%, 09/01/17	2,246
1,750	Municipal Energy Agency of Nebraska, Series A, Rev., 5.000%, 04/01/17	2,053
1,175	Nebraska Public Power District, Series A, Rev., 5.000%, 01/01/16	1,343

	Total Nebraska	7,775

	Nevada — 0.4%
	Certificate of Participation/Lease — 0.2%
2,500	Clark County, Motor Vehicle Fuel Tax, Rev., COP, AMBAC, 5.250%, 07/01/13 (p)	2,604

	Other Revenue — 0.2%
2,000	State of Nevada, Motor Vehicle Fuel Tax, Rev., NATL-RE, 5.000%, 12/01/13	2,115

	Total Nevada	4,719

	New Hampshire — 0.4%
	Other Revenue — 0.4%
4,530	New Hampshire Municipal Bond Bank, Series A, Rev., 5.000%, 08/15/15	5,126

	New Jersey — 6.0%
	Certificate of Participation/Lease — 0.9%
10,000	New Jersey Garden State Preservation Trust, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	11,671

	Education — 1.8%
	New Jersey EDA, School Facilities Construction,
2,475	Series J3, Rev., VAR, AGM, 5.000%, 09/01/14	2,679
7,130	Series J4, Rev., VAR, AGM, 5.000%, 09/01/14	7,705
5,095	Series L, Rev., AGM, 5.250%, 03/01/15	5,674
5,845	New Jersey Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/14	6,375
1,475	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.000%, 07/01/13	1,519

		23,952

	General Obligation — 1.1%
410	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, GO, NATL-RE, 5.250%, 12/15/13 (p)	436
9,605	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Transportation System, GO, NATL-RE, 5.250%, 12/15/13	10,203

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
3,000	State of New Jersey, Various Purpose, GO, AMBAC, 5.000%, 04/01/14 (p)	3,224

		13,863

	Other Revenue — 1.6%
2,570	Middlesex County Improvement Authority, County-Guaranteed Open Space Trust Fund, Rev., 5.000%, 09/15/15	2,902
	New Jersey EDA, School Facilities Construction,
7,895	Series C, Rev., VAR, 1.970%, 02/01/18	8,107
5,000	Series K, Rev., NATL-RE, FGIC, 5.250%, 12/15/14	5,528
	New Jersey Turnpike Authority,
2,000	Series B, Rev., 5.000%, 01/01/19 (w)	2,392
2,000	Series B, Rev., 5.000%, 01/01/20 (w)	2,413

		21,342

	Prerefunded — 0.5%
4,675	Garden State Preservation Trust, Series A, Rev., AGM, 5.250%, 11/01/13 (p)	4,949
1,680	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 6.000%, 12/15/18 (p)	2,196

		7,145

	Transportation — 0.1%
1,675	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., NATL-RE, 5.500%, 12/15/15	1,927

	Total New Jersey	79,900

	New Mexico — 1.1%
	General Obligation — 0.3%
1,335	Albuquerque Municipal School District No. 12, Education Technology, GO, 5.000%, 08/01/14	1,454
2,000	New Mexico Finance Authority, Senior Lien, Series A, GO, NATL-RE, 5.250%, 06/15/14 (p)	2,177

		3,631

	Other Revenue — 0.8%
	New Mexico Finance Authority, Sub Lien,
5,000	Series A-2, Rev., 5.000%, 12/15/13	5,297
5,000	Series A-2, Rev., 5.000%, 12/15/14	5,513

		10,810

	Total New Mexico	14,441

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — 5.5%
	General Obligation — 0.8%
	New York City,
5,000	Series F, GO, 5.000%, 08/01/18	6,093
15	Series F, GO, 5.500%, 12/15/12	16
5,000	State of New York, Series C, GO, 5.000%, 09/01/13	5,245

		11,354

	Hospital — 0.1%
1,055	New York State Dormitory Authority, Health Facilities, Series 1, Rev., 5.000%, 01/15/14	1,116

	Other Revenue — 4.1%
1,050	Erie County Industrial Development Agency (The), Series A, Rev., 5.000%, 05/01/14	1,127
2,000	Erie County Industrial Development Agency, School District Buffalo Project, Series B, Rev., 5.000%, 05/01/16	2,297
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Sub Series B-2, Rev., 5.000%, 11/01/16	3,510
5,000	New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Series EE, Rev., 5.000%, 06/15/19	6,160
	New York City Transitional Finance Authority, Future Tax Secured,
2,750	Series B, 5.000%, 02/01/20	3,392
2,120	Sub Series A-1, Rev., 5.000%, 11/01/17	2,552
6,250	New York City Transitional Finance Authority, New York City Recovery, Sub Series 3B-1, Rev., 5.000%, 11/01/15	7,129
4,170	New York State Environmental Facilities Corp., Clean and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects, Second Resolution, Sub Series A, 5.000%, 06/15/18	5,110
4,000	New York State Thruway Authority, Local Highway & Bridge, Rev., 5.000%, 04/01/15	4,458
3,955	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/15	4,405
2,550	Syracuse Industrial Development Agency, City School, Series A, Rev., 5.000%, 05/01/16	2,918
4,125	Tobacco Settlement Financing Corp., Asset-Backed, Series B, Rev., 5.000%, 06/01/16	4,753
5,000	Triborough Bridge & Tunnel Authority, Series B, Rev., 5.000%, 11/15/17	6,025

		53,836

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — 0.3%
3,500	New York City Transitional Finance Authority, Sub Series 3B-1, Rev., 5.000%, 11/01/12	3,528

	Utility — 0.2%
3,000	Long Island Power Authority, Series B, Rev., 5.250%, 12/01/12	3,037

	Total New York	72,871

	North Carolina — 3.3%
	General Obligation — 1.6%
2,230	City of Durham, Series C, GO, 5.000%, 07/01/18	2,749
5,000	Mecklenburg County, Public Improvement, Series C, GO, 5.000%, 02/01/13	5,100
2,215	New Hanover County, GO, 5.000%, 12/01/12	2,242
5,000	State of North Carolina, Series B, GO, 5.000%, 04/01/16	5,803
2,430	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/17	2,916
2,035	Wake County, Series C, GO, 5.000%, 03/01/14	2,179

		20,989

	Other Revenue — 1.3%
2,605	Durham Capital Financing Corp., Limited Obligation, Rev., 4.000%, 06/01/16	2,926
1,500	North Carolina Eastern Municipal Power Agency, Series B, 5.000%, 01/01/16	1,703
1,695	Orange County Public Facilities Co., Limited Obligation, Rev., 5.000%, 10/01/18	2,056
10,000	State of North Carolina, Limited Obligation, Series B, Rev., 4.000%, 11/01/15	11,086

		17,771

	Prerefunded — 0.1%
1,650	North Carolina Infrastructure Finance Corp., North Carolina Facilities Project, Rev., 5.000%, 11/01/14 (p)	1,815

	Water & Sewer — 0.3%
3,160	City of Raleigh, Series A, Rev., 5.000%, 03/01/15	3,519

	Total North Carolina	44,094

	Ohio — 2.4%
	General Obligation — 0.9%
5,000	State of Ohio, Higher Education, Series C, GO, 5.000%, 08/01/15	5,647
5,050	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 09/01/15	5,728

		11,375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 0.0% (g)
155	Columbus Regional Airport Authority, Joseph Knight Towers Project, Series A, Rev., GNMA COLL, 4.300%, 02/20/14	160

	Other Revenue — 1.5%
4,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/14	4,411
5,000	Ohio State Building Authority, Series C, Rev., 5.000%, 10/01/14	5,463
4,995	Ohio State Water Development Authority, Drinking Water Assistance, Series B, Rev., 5.000%, 12/01/13	5,294
1,650	Ohio State Water Development Authority, Loan Fund, Water Quality, Rev., 5.000%, 12/01/15	1,891
3,205	University of Cincinnati, Series F, Rev., 5.000%, 06/01/15	3,587

		20,646

	Total Ohio	32,181

	Oklahoma — 0.3%
	Other Revenue — 0.3%
2,295	Oklahoma Capital Improvement Authority, Rev., 5.000%, 10/01/18	2,814
1,670	Tulsa County Industrial Authority, Broken Arrow Public School Project, Rev., 4.000%, 09/01/14	1,777

	Total Oklahoma	4,591

	Oregon — 1.6%
	Certificate of Participation/Lease — 0.7%
	Oregon State Department of Administrative Services,
2,850	Series A, COP, 5.000%, 05/01/15	3,184
6,030	Series D, COP, 5.000%, 11/01/12	6,079

		9,263

	General Obligation — 0.1%
1,100	Portland Oregon Community College District, GO, 5.000%, 06/15/19	1,374

	Short Term Note — 0.8%
10,000	State of Oregon, Series A, GO, 2.000%, 06/28/13	10,149

	Total Oregon	20,786

	Pennsylvania — 4.5%
	Education — 0.1%
1,000	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 4.125%, 05/01/13	1,017

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.4%
	Philadelphia School District,
1,320	Series B, GO, 5.000%, 09/01/14	1,431
3,020	Series C, GO, 5.000%, 09/01/12	3,020
730	Series C, GO, 5.000%, 09/01/14	792

		5,243

	Other Revenue — 0.8%
1,225	Lancaster County Hospital Authority, Health System, Series B, Rev., 4.000%, 07/01/17	1,382
2,775	Lancaster County Solid Waste Management Authority, Rev., NATL-RE, 5.000%, 12/15/14	3,003
3,000	Pennsylvania Economic Development Financing Authority, Waste Management Project, Rev., VAR, 2.625%, 12/03/12	3,018
3,000	Pennsylvania Turnpike Commission, Series B, Rev., VAR, 0.820%, 06/01/14	3,002
700	Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative, Rev., 5.000%, 04/15/14	745

		11,150

	Prerefunded — 3.2%
	Commonwealth of Pennsylvania, First Series,
3,500	GO, NATL-RE, 5.000%, 01/01/13 (p)	3,556
6,025	GO, NATL-RE, 5.000%, 02/01/14 (p)	6,429
5,675	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 03/01/17 (p)	6,824
2,350	Philadelphia School District, Series D, GO, FGIC, 5.125%, 06/01/14 (p)	2,546
5,000	State Public School Building Authority, Rev., FGIC, 5.000%, 11/15/14 (p)	5,513
14,520	State Public School Building Authority, Philadelphia School District Project, Rev., AGM, 5.000%, 06/01/13 (p)	15,031
	Warwick School District,
2,135	GO, FGIC, 5.000%, 03/01/14 (p)	2,284

		42,183

	Total Pennsylvania	59,593

	Puerto Rico — 0.4%
	Prerefunded — 0.4%
2,750	Commonwealth of Puerto Rico, Public Improvement, Series A, GO, 5.000%, 07/01/14 (p)	2,988
2,820	Puerto Rico Highway & Transportation Authority, Series G, Rev., 5.000%, 07/01/13 (p)	2,933

	Total Puerto Rico	5,921

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	South Carolina — 0.4%
	General Obligation — 0.4%
5,000	State of South Carolina, Series A, GO, 5.000%, 11/01/15	5,726

	Tennessee — 2.2%
	Education — 0.2%
2,550	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., 5.000%, 10/01/13	2,679

	General Obligation — 1.7%
2,330	County of Maury, GO, 4.000%, 04/01/17	2,638
	Shelby County,
5,000	Series A, GO, 5.000%, 03/01/17	5,945
85	Series A, GO, AMBAC, 5.000%, 04/01/15 (p)	95
6,325	Shelby County, Public Improvement & Schools, Series A, GO, 5.000%, 04/01/13	6,503
6,915	Shelby County, Unrefunded Balance, Series A, GO, AMBAC, 5.000%, 04/01/15	7,714

		22,895

	Other Revenue — 0.3%
3,200	Metropolitan Nashville Airport Authority, Series B, Rev., AGM, 4.000%, 07/01/13	3,292

	Total Tennessee	28,866

	Texas — 12.0%
	Education — 0.3%
1,110	Austin Community College District, Round Rock Campus, Educational Facilities Project, Rev., 5.250%, 08/01/13	1,158
	University of North Texas, Financing System,
1,250	Series A, Rev., 5.000%, 04/15/15	1,393
1,000	Series A, Rev., 5.000%, 04/15/16	1,153

		3,704

	General Obligation — 3.9%
	City of Denton,
2,890	2.000%, 02/15/14	2,951
1,000	4.000%, 02/15/16	1,111
1,645	City of Pflugerville, Limited Tax, GO, 5.000%, 08/01/20	2,044
1,100	Dallas County Schools, Public Property Finance Contractual, GO, 4.000%, 12/01/15	1,213
5,000	Eagle Mountain & Saginaw Independent School District, School Building, GO, VAR, PSF-GTD, 2.500%, 08/01/14	5,171
1,435	Eanes Independent School District, School Building, GO, PSF-GTD, 3.000%, 08/01/14	1,508

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
4,000	Georgetown Independent School District, Refunding, GO, VAR, 4.750%, 08/01/15	4,413
1,500	Hurst-Euless-Bedford Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/14	1,635
2,500	Katy Independent School District, School Building, Series C, GO, PSF-GTD, 5.000%, 02/15/15	2,781
	Northside Independent School District,
10,000	GO, VAR, PSF-GTD, 1.000%, 06/01/32	10,018
4,920	Series A, GO, VAR, PSF-GTD, 1.350%, 06/01/14	4,982
2,000	Nueces County, GO, 5.000%, 02/15/16	2,300
1,530	San Jacinto College District, Capital Appreciation, Limited Tax, Building, GO, Zero Coupon, 02/15/16	1,485
1,635	San Jacinto College District, Premium Capital Appreciation, Limited Tax, GO, Zero Coupon, 02/15/16	1,587
2,515	State of Texas, Public Financing Authority, Series A, GO, 5.000%, 10/01/14	2,760
1,000	State of Texas, Water Financial Assistance, Series E, GO, 4.000%, 08/01/14	1,071
	Township of Woodlands, Sales & Refunding,
2,080	GO, AGM, 5.000%, 03/01/15	2,295
2,180	GO, AGM, 5.000%, 03/01/16	2,509

		51,834

	Hospital — 0.1%
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/13	1,530

	Other Revenue — 4.5%
	City of Austin, Water and Wastewater System,
1,500	Rev., 5.000%, 11/15/15	1,711
9,655	Rev., 5.000%, 05/15/16	11,198
2,510	Rev., 5.000%, 11/15/16	2,957
5,000	City of Dallas, Water and Wastewater System, Series A, Rev., 5.000%, 10/01/18 (w)	6,146
2,000	City of Houston, Hotel Occupancy, Series A, Rev., 5.000%, 09/01/14	2,163
1,400	City of San Antonio, 5.000%, 02/01/16 (p)	1,616
1,535	Dallas-Fort Worth International Airport Facilities Improvement Corp., Taxable Joint, Series A, Rev., 1.934%, 11/01/14	1,548
500	Harris County Metropolitan Transit Authority, Series A, Rev., 5.000%, 11/01/16	588

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
	Harris County, Toll Road, Senior Lien,
3,200	Rev., VAR, 0.800%, 08/15/17	3,200
2,500	Rev., VAR, 0.950%, 08/15/18	2,499
2,395	Series D, Rev., 5.000%, 08/15/15	2,690
	Lower Colorado River Authority,
7,690	Rev., 5.000%, 05/15/14	8,286
15	Rev., 5.000%, 05/15/14 (p)	16
60	Rev., 5.000%, 05/15/14 (p)	65
5	Rev., 5.000%, 05/15/16 (p)	6
15	Rev., 5.000%, 05/15/16 (p)	17
5,980	Lower Colorado River Authority, Unrefunded Balance, Rev., 5.000%, 05/15/16	6,916
1,155	North Texas Tollway Authority, Special Projects System, Series A, Rev., 5.000%, 09/01/16	1,345
2,200	Texas State University Systems, Financing System, Rev., 5.000%, 03/15/15	2,450
	Texas Woman’s University, Board of Regents, Revenue Financing System,
1,940	Rev., 5.000%, 07/01/17	2,286
2,035	Rev., 5.000%, 07/01/18	2,426

		60,129

	Prerefunded — 1.3%
5,000	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/14 (p)	5,496
3,000	North Texas Tollway Authority, Dallas North Tollway System, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	3,321
	University of Texas,
4,425	Series B, Rev., 4.750%, 07/01/14 (p)	4,784
2,650	Series B, Rev., 5.000%, 07/01/15 (p)	2,999

		16,600

	Short Term Note — 1.5%
20,000	City of Houston, Tax and Revenue, GO, 2.000%, 06/28/13	20,301

	Transportation — 0.4%
5,025	Harris County, Toll Road, Senior Lien, Series B-1, Rev., NATL-RE, FGIC, 5.000%, 08/15/14	5,475

	Total Texas	159,573

	Utah — 0.4%
	General Obligation — 0.2%
3,000	Salt Lake County, Series C, GO, 5.000%, 12/15/14	3,320

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
2,250	State of Utah, Recapitalization, Series B, Rev., 5.000%, 07/01/15	2,538

	Total Utah	5,858

	Virginia — 4.5%
	Education — 0.4%
5,185	Virginia College Building Authority, 21st Century College Equipment, Series A, Rev., 5.000%, 02/01/14	5,528

	General Obligation — 1.3%
1,450	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17 (p)	1,734
1,295	City of Virginia Beach, Public Improvement, Series A-1, GO, 5.000%, 03/15/17	1,546
3,000	Fairfax County, Series A, GO, 5.000%, 10/01/13	3,156
	Fairfax County, Public Improvement,
1,385	Series A, GO, 5.000%, 10/01/14	1,521
7,275	Series A, GO, 5.250%, 04/01/14	7,848
1,100	Loudoun County, Series A, GO, 5.000%, 07/01/14	1,195

		17,000

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
5,090	Virginia Beach Development Authority, Series C, Rev., 5.000%, 08/01/18	6,170

	Other Revenue — 1.8%
4,435	City of Norfolk, Water Revenue, Rev., 5.000%, 11/01/17	5,367
2,580	Commonwealth Transportation Board, Federal Transportation Grant, Series B, Rev., 5.000%, 09/15/15	2,924
	Roanoke EDA, Carilion Clinic Obligation Group,
1,000	Rev., 4.000%, 07/01/13	1,030
1,000	Rev., 4.000%, 07/01/14	1,060
1,000	Rev., 5.000%, 07/01/15	1,118
	Virginia Commonwealth Transportation Board, Capital Projects,
3,465	Rev., 5.000%, 05/15/20	4,328
5,585	Series A-1, Rev., 5.000%, 05/15/16	6,480
1,300	Virginia Resources Authority, Infrastracture & State Moral Obligation, Series B, Rev., 5.000%, 11/01/18	1,603

		23,910

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
1,015	Virginia College Building Authority, 21st Century College Equipment, Series A, Rev., 5.000%, 02/01/13 (p)	1,035

	Transportation — 0.3%
4,500	Virginia Commonwealth Transportation Board, Federal Highway, Reimbursement Notes, Rev., 5.000%, 09/27/12	4,516

	Water & Sewer — 0.1%
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/14	1,234

	Total Virginia	59,393

	Washington — 3.7%
	General Obligation — 3.7%
3,720	King County, Series C, GO, 5.000%, 01/01/16	4,262
1,565	King County, Issaquah School District No. 411, GO, 4.000%, 12/01/19	1,831
	Snohomish County School District No 201 Snohomish,
1,865	GO, 5.000%, 12/01/15	2,131
5,010	GO, 5.000%, 12/01/17	6,047
8,200	Snohomish County, Edmonds School District 15, GO, Q-SBLF, 5.000%, 12/01/19	10,140
7,905	State of Washington, Motor Vehicle Fuel Tax, Series C, GO, 5.000%, 07/01/16	9,231
1,890	State of Washington, Unrefunded Balance, Series 1998-B & AT-7, GO, 6.000%, 06/01/13	1,971
	State of Washington, Various Purpose,
2,000	Series D, GO, 5.000%, 01/01/15 (p)	2,215
2,000	Series D, GO, AMBAC, 5.000%, 01/01/14 (p)	2,126
7,300	Series R, GO, 5.000%, 07/01/17	8,754

	Total Washington	48,708

	Wisconsin — 1.1%
	General Obligation — 1.1%
11,800	State of Wisconsin, Series B, GO, 5.000%, 05/01/17	14,056

	Total Municipal Bonds (Cost $1,272,721)	1,298,780

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.8%
	Investment Company — 1.8%
24,490	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $24,490)	24,490

	Total Investments — 99.9% (Cost $1,298,019)	1,324,085
	Other Assets in Excess of Liabilities — 0.1%	1,284

	NET ASSETS — 100.0%	$1,325,369

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 94.4% (t)
	Alaska — 3.4%
	Certificate of Participation/Lease — 0.7%
2,750	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., COP, AGC, 6.000%, 09/01/28	3,333

	Utility — 2.7%
	Alaska Energy Authority Power, Bradley Lake, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17	4,183
3,915	Rev., AGM, 6.000%, 07/01/19	4,880
2,500	Alaska Municipal Bond Bank Authority, Series 1, Rev., 5.750%, 09/01/33	2,887

		11,950

	Total Alaska	15,283

	Arizona — 3.5%
	Special Tax — 3.5%
15,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 6.250%, 07/01/38	15,929

	California — 16.9%
	Certificate of Participation/Lease — 0.6%
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., COP, 5.500%, 12/01/13 (p)	2,929

	Education — 1.4%
5,915	California State University, Systemwide, Series A, Rev., NATL-RE, FGIC, 5.000%, 05/01/13 (p)	6,101

	General Obligation — 2.7%
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 01/01/34	5,640
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	61
5,000	State of California, Various Purpose, GO, 6.500%, 04/01/33	6,231

		11,932

	Hospital — 2.6%
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., MTG, 5.000%, 11/01/24	2,265
2,000	Series A, Rev., MTG, 5.000%, 11/01/29	2,045
3,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/21	3,209
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., MTG, 5.250%, 11/15/23	4,081

		11,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 3.5%
1,960	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health, Rev., 6.500%, 10/01/38	2,332
325	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	391
5,000	Los Angeles Department of Water & Power, Water System, Series B, Rev., 5.000%, 07/01/43	5,781
6,000	San Fransisco City & County Public Utilities Commission, Water WSIP, Sub Series A, Rev., 5.000%, 11/01/30	7,082

		15,586

	Prerefunded — 0.6%
40	California Health Facilities Financing Authority, Providence Health, Rev., 6.500%, 10/01/18 (p)	53
2,380	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	2,855

		2,908

	Special Tax — 1.1%
160	San Mateo County Transportation District, Series A, Rev., NATL-RE, 5.250%, 06/01/19	196
4,550	Sweetwater Union High School District, Special Tax, Series A, AGM, 5.000%, 09/01/27	4,753

		4,949

	Utility — 1.1%
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	2,183
2,500	Los Angeles Department of Water & Power System, Sub Series A-1, Rev., 5.250%, 07/01/38	2,917

		5,100

	Water & Sewer — 3.3%
2,555	City of Oakland, Sewer System, Series A, Rev., AGM, 5.000%, 06/15/27	2,725
3,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/32	3,436
7,500	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 05/15/39	8,552

		14,713

	Total California	75,818

	Colorado — 2.2%
	Education — 0.4%
1,500	University of Colorado, Series A, Rev., 5.375%, 06/01/38	1,763

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.5%
2,000	State of Colorado, Building Excellent Schools Today, Series G, GO, 5.000%, 03/15/32	2,278

	Prerefunded — 0.8%
3,550	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (p)	3,432

	Utility — 0.5%
	Colorado Water Resources & Power Development Authority,
1,000	Series A, Rev., AGC, 5.125%, 12/01/30	1,119
1,000	Series A, Rev., AGC, 5.250%, 12/01/38	1,096

		2,215

	Total Colorado	9,688

	Delaware — 1.3%
	Prerefunded — 1.3%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	5,978

	District of Columbia — 1.1%
	General Obligation — 1.1%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	5,037

	Florida — 3.5%
	General Obligation — 0.7%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	3,218

	Other Revenue — 1.0%
4,210	JEA Water & Sewer System, Sub Series B, Rev., 4.000%, 10/01/43	4,238

	Transportation — 0.9%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, FGIC, 6.000%, 10/01/18	3,978

	Utility — 0.9%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., AGM, 6.050%, 10/01/14	4,153

	Total Florida	15,587

	Georgia — 5.5%
	Hospital — 1.3%
5,000	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26	5,744

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.9%
3,500	Fulton County, Water & Sewage, Rev., 5.000%, 01/01/28	4,114

	Special Tax — 2.8%
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.250%, 07/01/20	12,347

	Utility — 0.5%
2,000	Municipal Electric Authority of Georgia, Series BB, Rev., NATL-RE-IBC, 5.250%, 01/01/25	2,336

	Total Georgia	24,541

	Hawaii — 0.3%
	Other Revenue — 0.3%
1,000	State of Hawaii, Highway, Series A, Rev., 5.000%, 01/01/32	1,184

	Idaho — 0.3%
	Other Revenue — 0.3%
1,000	Boise State University, General Project, Series A, Rev., 5.000%, 04/01/42	1,141

	Illinois — 7.6%
	Education — 0.7%
2,510	Cook County Community High School District No. 219-Niles Township, Unrefunded Balance, GO, NATL-RE, FGIC, 8.000%, 12/01/15	3,078

	General Obligation — 0.5%
2,000	Cook County Forest Preserve District, Limited Tax, Series B, GO, 5.000%, 12/15/37	2,243

	Other Revenue — 1.2%
1,500	Chicago O’Hare International Airport, General Airport, Third Lien, Series A, Rev., 5.750%, 01/01/39	1,766
3,500	Illinois Finance Authority, University of Chicago, Series A, Rev., 5.000%, 10/01/51	3,946

		5,712

	Prerefunded — 0.9%
1,750	Chicago Public Building, Commission Building, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	2,333
1,480	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.000%, 12/01/15 (p)	1,841

		4,174

	Special Tax — 1.3%
4,725	State of Illinois, Series P, Rev., 6.500%, 06/15/22	5,753

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — 3.0%
	Regional Transportation Authority,
6,000	Rev., NATL-RE, 6.500%, 07/01/30	8,402
4,000	Series D, Rev., NATL-RE, FGIC, 7.750%, 06/01/19	4,960

		13,362

	Total Illinois	34,322

	Indiana — 3.7%
	Certificate of Participation/Lease — 0.3%
1,100	Beech Grove School Building Corp., First Mortgage, Rev., COP, NATL-RE, 6.250%, 07/05/16	1,234

	Other Revenue — 1.3%
5,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 5.000%, 02/01/30	5,996

	Transportation — 2.1%
6,640	Indiana Transportation Finance Authority, Highway, Series A, Rev., 6.800%, 12/01/16 (m)	7,452
1,945	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.250%, 06/01/15	2,134

		9,586

	Total Indiana	16,816

	Kansas — 0.8%
	General Obligation — 0.8%
3,050	Johnson County Unified School District 232, Series A, GO, AGM, 5.250%, 09/01/23	3,432

	Louisiana — 1.4%
	Other Revenue — 1.4%
6,000	State of Louisiana, Gas & Fuels Tax, Series A-1, Rev., 4.000%, 05/01/35	6,338

	Maine — 1.5%
	Transportation — 1.5%
	Maine Turnpike Authority,
2,995	Rev., 6.000%, 07/01/34	3,571
2,680	Rev., 6.000%, 07/01/38	3,169

	Total Maine	6,740

	Massachusetts — 0.4%
	Education — 0.4%
1,495	Massachusetts School Building Authority, Series A, Rev., AMBAC, 5.000%, 08/15/37	1,694

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — 0.4%
	Other Revenue — 0.4%
1,500	Michigan State Trunk Line, Rev., 5.000%, 11/15/36	1,735

	Missouri — 0.1%
	Other Revenue — 0.1%
590	University of Missouri, Curators University, Unrefunded Balance, Series B, Rev., 5.000%, 11/01/17	621

	Montana — 0.1%
	Certificate of Participation/Lease — 0.1%
400	City of Helena, COP, 5.000%, 01/01/29	453

	New Jersey — 4.1%
	Housing — 1.0%
4,180	New Jersey Housing & Mortgage Finance Agency, Series AA, Rev., 6.375%, 10/01/28	4,686

	Prerefunded — 1.3%
5,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series C, Rev., NATL-RE, 5.250%, 06/15/15 (k) (p)	5,676

	Transportation — 1.8%
25,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	8,089

	Total New Jersey	18,451

	New York — 14.3%
	Education — 0.4%
1,900	New York Municipal Bond Bank Agency, Series C, Rev., 5.250%, 06/01/21	1,967

	General Obligation — 2.1%
9,135	New York City, Unrefunded Balance, GO, 6.000%, 01/15/18	9,323

	Housing — 1.4%
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.500%, 06/01/20	3,114
3,000	Series B-1C, Rev., 5.500%, 06/01/21	3,114

		6,228

	Other Revenue — 2.2%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series FF, Rev., 5.000%, 06/15/45	5,715
1,000	New York State Dormitory Authority, State University, Third General Resolution, Rev., 5.000%, 05/15/30	1,175

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
3,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A-1, Rev., 5.500%, 06/01/19	3,114

		10,004

	Transportation — 6.9%
24,750	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/94 (m)	30,801

	Water & Sewer — 1.3%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/40	6,025

	Total New York	64,348

	Ohio — 0.6%
	General Obligation — 0.4%
	Richland County, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/24	591
400	GO, AGC, 6.000%, 12/01/28	469
250	GO, AGC, 6.125%, 12/01/33	290
400	GO, AGC, 6.125%, 12/01/38	457

		1,807

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
1,000	RiverSouth Authority, Riverfront Area Redevelopment, Series A, Rev., 5.250%, 06/01/14 (p)	1,086

	Total Ohio	2,893

	Oklahoma — 0.5%
	Water & Sewer — 0.5%
2,000	Oklahoma City Water Utilities Trust, Series A, Rev., 5.000%, 07/01/34	2,285

	Pennsylvania — 1.4%
	General Obligation — 1.4%
5,000	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 11/15/22	6,264

	South Carolina — 5.2%
	General Obligation — 2.6%
9,515	Laurens County School District, No. 056, GO, AGC, SCSDE, 6.125%, 03/01/33	11,805

	Prerefunded — 1.2%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	5,262

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 1.4%
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	6,074

	Total South Carolina	23,141

	South Dakota — 0.7%
	Other Revenue — 0.6%
915	Heartland Consumers Power District, Rev., AGM, 6.000%, 01/01/14 (p)	956
1,585	Heartland Consumers Power District, Unrefunded Balance, Rev., AGM, 6.000%, 01/01/17	1,804

		2,760

	Prerefunded — 0.1%
416	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	462

	Total South Dakota	3,222

	Texas — 9.5%
	General Obligation — 0.7%
535	City of Carrollton, GO, 5.000%, 08/15/26	633
2,200	City of Forney, Independent School District, School Building, Series A, GO, PSF-GTD, 5.750%, 08/15/33	2,685

		3,318

	Hospital — 1.0%
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/35	4,371

	Other Revenue — 3.3%
5,000	Dallas-Fort Worth International Airport, Series E, Rev., AMT, 4.000%, 11/01/32	4,963
1,965	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., 5.000%, 11/01/42	2,176
4,635	Lower Colorado River Authority, Unrefunded Balance, Rev., 5.750%, 05/15/28	5,102
2,000	North Texas Tollway Authority, Special Projects System, Series A, Rev., 6.000%, 09/01/41	2,493

		14,734

	Prerefunded — 2.2%
2,500	City of Houston, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,724
3,590	City of San Antonio, Electric & Gas, Rev., 5.000%, 02/01/17 (p)	3,953
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,821

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
365	Lower Colorado River Authority, Rev., 5.750%, 05/15/15 (p)	417

		9,915

	Utility — 1.2%
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	5,515

	Water & Sewer — 1.1%
4,435	Canyon Regional Water Authority, Wells Ranch Project, Rev., AMBAC, 5.125%, 08/01/25	4,856

	Total Texas	42,709

	Washington — 4.1%
	Education — 1.5%
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,953

	Hospital — 1.2%
5,000	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/34	5,364

	Other Revenue — 1.4%
5,000	City of Seattle, Water Systems, Rev., 5.000%, 09/01/21	6,310

	Total Washington	18,627

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — 0.0% (g)
	Hospital — 0.0% (g)
	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance,
90	Rev., 5.625%, 10/01/13	91
30	Rev., 5.625%, 10/01/14	30

	Total Wisconsin	121

	Total Municipal Bonds (Cost $373,815)	424,398

SHARES
Short-Term Investment — 4.6%
	Investment Company — 4.6%
20,725	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $20,725)	20,725

	Total Investments — 99.0% (Cost $394,540)	445,123
	Other Assets in Excess of Liabilities — 1.0%	4,392

	NET ASSETS — 100.0%	$449,515

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(142)	30 Year U.S. Treasury Bond	12/19/12	$(21,500)	$(198)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	55

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

ACA	— Insured by American Capital Access
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
AMT	— Alternative Minimum Tax
CMO	— Collateralized Mortgage Obligation
COLL	— Collateral
CONS	— Consolidated Bonds
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
IBCC	— Insured Bond Custodial Certificate
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
LOC	— Letter of Credit
MTG	— Insured by California Mortgage Insurance
MTGS	— Mortgages
NATL	— Insured by National Public Finance Guarantee Corp.
PRIV	— Private
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RADIAN	— Insured by Radian Asset Assurance
RE	— Reinsured
REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement

SO	— Special Obligation
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2012.
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Municipal Income Fund	$5,304	0.8%

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of August 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and unfunded commitments.

(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.

* Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
ASSETS:
Investments in non-affiliates, at value	$106,274		$98,225		$681,655
Investments in affiliates, at value	520		133		6,470

Total investment securities, at value	106,794		98,358		688,125
Receivables:
Fund shares sold	186		52		286
Interest and dividends from non-affiliates	1,007		1,064		8,090
Dividends from affiliates	—	(a)	—	(a)	—	(a)

Total Assets	107,987		99,474		696,501

LIABILITIES:
Payables:
Dividends	62		68		1,392
Investment securities purchased	—		—		1,450
Fund shares redeemed	195		281		1,355
Accrued liabilities:
Investment advisory fees	26		25		175
Administration fees	8		7		51
Shareholder servicing fees	11		9		115
Distribution fees	19		16		37
Custodian and accounting fees	6		5		15
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	1
Audit fees	28		28		30
Other	15		14		34

Total Liabilities	370		453		4,655

Net Assets	$107,617		$99,021		$691,846

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
NET ASSETS:
Paid-in-capital	$97,473	$90,141	$653,996
Accumulated undistributed (distributions in excess of) net investment income	33	32	254
Accumulated net realized gains (losses)	599	1,289	(6,807)
Net unrealized appreciation (depreciation)	9,512	7,559	44,403

Total Net Assets	$107,617	$99,021	$691,846

Net Assets:
Class A	$31,985	$46,144	$90,043
Class B	594	854	549
Class C	19,107	9,399	27,439
Select Class	55,931	42,624	573,815

Total	$107,617	$99,021	$691,846

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,191	4,221	8,660
Class B	58	83	53
Class C	1,893	914	2,661
Select Class	5,513	3,906	55,509

Net Asset Value: (a)
Class A — Redemption price per share	$10.02	$10.93	$10.40
Class B — Offering price per share (b)	10.15	10.32	10.34
Class C — Offering price per share (b)	10.10	10.28	10.31
Select Class — Offering and redemption price per share	10.15	10.91	10.34
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.41	$11.36	$10.81

Cost of investments in non-affiliates	$96,762	$90,666	$637,252
Cost of investments in affiliates	520	133	6,470

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$246,815		$1,299,595		$424,398
Investments in affiliates, at value	1,922		24,490		20,725

Total investment securities, at value	248,737		1,324,085		445,123
Receivables:
Fund shares sold	133		4,622		1,007
Interest from non-affiliates	2,612		13,725		4,989
Dividends from affiliates	—	(a)	—	(a)	—	(a)

Total Assets	251,482		1,342,432		451,119

LIABILITIES:
Payables:
Due to custodian	—		—		94
Dividends	139		975		551
Investment securities purchased	—		12,513		—
Fund shares redeemed	146		3,002		499
Variation margin on futures contracts	—		—		133
Accrued liabilities:
Investment advisory fees	63		235		111
Administration fees	18		—		33
Shareholder servicing fees	38		225		41
Distribution fees	55		43		74
Custodian and accounting fees	9		10		8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Audit fees	28		29		29
Other	22		30		30

Total Liabilities	518		17,063		1,604

Net Assets	$250,964		$1,325,369		$449,515

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ohio Municipal Bond Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund
NET ASSETS:
Paid-in-capital	$230,648	$1,324,299	$400,868
Accumulated undistributed (distributions in excess of) net investment income	88	127	188
Accumulated net realized gains (losses)	114	(25,123)	(1,926)
Net unrealized appreciation (depreciation)	20,114	26,066	50,385

Total Net Assets	$250,964	$1,325,369	$449,515

Net Assets:
Class A	$91,952	$86,817	$194,082
Class B	1,525	87	1,374
Class C	55,010	38,109	51,540
Institutional Class	—	252,497	—
Select Class	102,477	947,859	202,519

Total	$250,964	$1,325,369	$449,515

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,989	8,160	15,077
Class B	131	8	107
Class C	4,759	3,553	4,030
Institutional Class	—	23,616	—
Select Class	8,958	88,849	15,781

Net Asset Value: (a)
Class A — Redemption price per share	$11.51	$10.64	$12.87
Class B — Offering price per share (b)	11.62	10.74	12.83
Class C — Offering price per share (b)	11.56	10.72	12.79
Institutional Class — Offering and redemption price per share	—	10.69	—
Select Class — Offering and redemption price per share	11.44	10.67	12.83
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.96	$10.88	$13.37

Cost of investments in non-affiliates	$226,701	$1,273,529	$373,815
Cost of investments in affiliates	1,922	24,490	20,725

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	61

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,970		$1,975		$13,141
Dividend income from non-affiliates	—		—		179
Dividend income from affiliates	—	(a)	—	(a)	3

Total investment income	1,970		1,975		13,323

EXPENSES:
Investment advisory fees	167		149		1,075
Administration fees	48		43		310
Distribution fees:
Class A	40		57		113
Class B	3		5		4
Class C	69		32		102
Shareholder servicing fees:
Class A	40		57		113
Class B	1		1		2
Class C	23		11		34
Select Class	74		55		747
Custodian and accounting fees	19		20		42
Interest expense to affiliates	—	(a)	—	(a)	—	(a)
Professional fees	27		28		35
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	4
Printing and mailing costs	2		2		4
Registration and filing fees	12		8		26
Transfer agent fees	11		12		25
Other	7		4		6

Total expenses	543		484		2,642

Less amounts waived	(69)		(72)		(213)

Net expenses	474		412		2,429

Net investment income (loss)	1,496		1,563		10,894

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	111		371		1,342

Net realized gain (loss)	111		371		1,342

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	259		42		1,564

Change in net unrealized appreciation/depreciation	259		42		1,564

Net realized/unrealized gains (losses)	370		413		2,906

Change in net assets resulting from operations	$1,866		$1,976		$13,800

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,576		$9,498	$9,914
Interest income from affiliates	—		— (a)	—
Dividend income from affiliates	1		10	3

Total investment income	4,577		9,508	9,917

EXPENSES:
Investment advisory fees	371		1,518	664
Administration fees	107		525	191
Distribution fees:
Class A	113		106	236
Class B	8		— (a)	6
Class C	201		158	174
Shareholder servicing fees:
Class A	113		106	236
Class B	2		— (a)	2
Class C	67		53	58
Institutional Class	—		120	—
Select Class	127		1,058	257
Custodian and accounting fees	26		47	24
Professional fees	29		32	31
Trustees’ and Chief Compliance Officer’s fees	1		7	3
Printing and mailing costs	4		7	4
Registration and filing fees	8		29	25
Transfer agent fees	28		30	38
Other	6		14	7

Total expenses	1,211		3,810	1,956

Less amounts waived	(91)		(870)	(318)

Net expenses	1,120		2,940	1,638

Net investment income (loss)	3,457		6,568	8,279

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	—	(a)	(894)	519
Futures	—		—	(1,227)

Net realized gain (loss)	—	(a)	(894)	(708)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	232		(685)	4,224
Futures	—		—	(116)

Change in net unrealized appreciation/depreciation	232		(685)	4,108

Net realized/unrealized gains (losses)	232		(1,579)	3,400

Change in net assets resulting from operations	$3,689		$4,989	$11,679

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,496	$3,336	$1,563	$3,676	$10,894	$27,101
Net realized gain (loss)	111	1,142	371	1,319	1,342	8,526
Change in net unrealized appreciation/depreciation	259	4,958	42	4,550	1,564	33,599

Change in net assets resulting from operations	1,866	9,436	1,976	9,545	13,800	69,226

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(424)	(951)	(690)	(1,790)	(1,257)	(2,776)
From net realized gains	—	(374)	—	(908)	—	—
Class B
From net investment income	(7)	(18)	(15)	(59)	(11)	(38)
From net realized gains	—	(9)	—	(31)	—	—
Class C
From net investment income	(183)	(375)	(111)	(248)	(310)	(647)
From net realized gains	—	(190)	—	(136)	—	—
Select Class
From net investment income	(842)	(1,997)	(710)	(1,967)	(8,998)	(23,676)
From net realized gains	—	(736)	—	(879)	—	—

Total distributions to shareholders	(1,456)	(4,650)	(1,526)	(6,018)	(10,576)	(27,137)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,174)	(15,113)	11	(22,297)	(46,586)	(396,375)

NET ASSETS:
Change in net assets	(5,764)	(10,327)	461	(18,770)	(43,362)	(354,286)
Beginning of period	113,381	123,708	98,560	117,330	735,208	1,089,494

End of period	$107,617	$113,381	$99,021	$98,560	$691,846	$735,208

Accumulated undistributed (distributions in excess of) net investment income	$33	$(7)	$32	$(5)	$254	$(64)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,457	$7,324	$6,568	$14,482	$8,279	$18,190
Net realized gain (loss)	— (a)	682	(894)	2,478	(708)	1,877
Change in net unrealized appreciation/depreciation	232	11,164	(685)	20,355	4,108	22,419

Change in net assets resulting from operations	3,689	19,170	4,989	37,315	11,679	42,486

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,239)	(2,936)	(340)	(986)	(3,438)	(7,276)
From net realized gains	—	(111)	—	—	—	—
Class B
From net investment income	(20)	(68)	— (a)	(1)	(21)	(67)
From net realized gains	—	(3)	—	—	—	—
Class C
From net investment income	(585)	(1,173)	(59)	(240)	(705)	(1,222)
From net realized gains	—	(55)	—	—	—	—
Institutional Class
From net investment income	—	—	(1,544)	(3,045)	—	—
Select Class
From net investment income	(1,526)	(3,130)	(4,456)	(10,179)	(3,902)	(9,612)
From net realized gains	—	(104)	—	—	—	—

Total distributions to shareholders	(3,370)	(7,580)	(6,399)	(14,451)	(8,066)	(18,177)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,740	(29,731)	200,378	(84,124)	10,258	(92,834)

NET ASSETS:
Change in net assets	10,059	(18,141)	198,968	(61,260)	13,871	(68,525)
Beginning of period	240,905	259,046	1,126,401	1,187,661	435,644	504,169

End of period	$250,964	$240,905	$1,325,369	$1,126,401	$449,515	$435,644

Accumulated undistributed (distributions in excess of) net investment income	$88	$1	$127	$(42)	$188	$(25)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,081	$3,905	$2,552	$3,219	$4,988	$11,139
Dividends and distributions reinvested	414	1,156	677	2,358	1,218	2,350
Cost of shares redeemed	(3,218)	(9,251)	(2,309)	(14,381)	(7,085)	(21,685)

Change in net assets resulting from Class A capital transactions	$(723)	$(4,190)	$920	$(8,804)	$(879)	$(8,196)

Class B
Proceeds from shares issued	$3	$39	$59	$14	$2	$51
Dividends and distributions reinvested	7	23	15	79	11	34
Cost of shares redeemed	(213)	(118)	(639)	(1,337)	(718)	(1,901)

Change in net assets resulting from Class B capital transactions	$(203)	$(56)	$(565)	$(1,244)	$(705)	$(1,816)

Class C
Proceeds from shares issued	$2,700	$4,014	$2,370	$2,393	$2,640	$4,822
Dividends and distributions reinvested	183	529	111	367	271	530
Cost of shares redeemed	(2,094)	(5,126)	(604)	(3,673)	(2,459)	(7,161)

Change in net assets resulting from Class C capital transactions	$789	$(583)	$1,877	$(913)	$452	$(1,809)

Select Class
Proceeds from shares issued	$3,135	$10,351	$2,089	$5,900	$47,209	$133,852
Dividends and distributions reinvested	486	1,582	288	1,152	380	1,247
Cost of shares redeemed	(9,658)	(22,217)	(4,598)	(18,388)	(93,043)	(519,653)

Change in net assets resulting from Select Class capital transactions	$(6,037)	$(10,284)	$(2,221)	$(11,336)	$(45,454)	$(384,554)

Total change in net assets resulting from capital transactions	$(6,174)	$(15,113)	$11	$(22,297)	$(46,586)	$(396,375)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	209	396	234	300	481	1,100
Reinvested	41	117	62	220	118	233
Redeemed	(323)	(946)	(212)	(1,347)	(683)	(2,142)

Change in Class A Shares	(73)	(433)	84	(827)	(84)	(809)

Class B
Issued	— (a)	4	6	1	— (a)	5
Reinvested	1	2	1	8	1	3
Redeemed	(21)	(12)	(62)	(133)	(69)	(192)

Change in Class B Shares	(20)	(6)	(55)	(124)	(68)	(184)

Class C
Issued	270	401	232	236	258	479
Reinvested	18	54	11	36	26	53
Redeemed	(209)	(523)	(59)	(363)	(239)	(720)

Change in Class C Shares	79	(68)	184	(91)	45	(188)

Select Class
Issued	311	1,045	192	552	4,590	13,404
Reinvested	48	159	27	108	37	125
Redeemed	(955)	(2,248)	(423)	(1,717)	(9,043)	(52,063)

Change in Select Class Shares	(596)	(1,044)	(204)	1,057	(4,416)	(38,534)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,538	$12,578	$17,719	$18,976	$27,129	$32,603
Dividends and distributions reinvested	1,104	2,362	329	895	3,243	5,987
Cost of shares redeemed	(5,800)	(35,464)	(11,981)	(62,831)	(21,186)	(52,397)

Change in net assets resulting from Class A capital transactions	$4,842	$(20,524)	$6,067	$(42,960)	$9,186	$(13,807)

Class B
Proceeds from shares issued	$82	$202	$—	$95	$9	$57
Dividends and distributions reinvested	20	61	— (a)	1	20	51
Cost of shares redeemed	(798)	(2,765)	(85)	(324)	(241)	(1,477)

Change in net assets resulting from Class B capital transactions	$(696)	$(2,502)	$(85)	$(228)	$(212)	$(1,369)

Class C
Proceeds from shares issued	$6,583	$11,065	$8,843	$12,751	$14,558	$14,307
Dividends and distributions reinvested	573	1,124	57	230	677	1,081
Cost of shares redeemed	(3,901)	(13,972)	(14,255)	(21,528)	(4,616)	(14,195)

Change in net assets resulting from Class C capital transactions	$3,255	$(1,783)	$(5,355)	$(8,547)	$10,619	$1,193

Institutional Class
Proceeds from shares issued	$—	$—	$58,132	$303,779	$—	$—
Dividends and distributions reinvested	—	—	69	189	—	—
Cost of shares redeemed	—	—	(55,607)	(256,979)	—	—

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$2,594	$46,989	$—	$—

Select Class
Proceeds from shares issued	$9,664	$25,276	$333,095	$364,423	$12,673	$17,886
Dividends and distributions reinvested	852	1,790	379	690	582	1,111
Cost of shares redeemed	(8,177)	(31,988)	(136,317)	(444,491)	(22,590)	(97,848)

Change in net assets resulting from Select Class capital transactions	$2,339	$(4,922)	$197,157	$(79,378)	$(9,335)	$(78,851)

Total change in net assets resulting from capital transactions	$9,740	$(29,731)	$200,378	$(84,124)	$10,258	$(92,834)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	832	1,120	1,667	1,795	2,123	2,617
Reinvested	97	211	31	85	254	483
Redeemed	(506)	(3,159)	(1,127)	(5,945)	(1,658)	(4,238)

Change in Class A Shares	423	(1,828)	571	(4,065)	719	(1,138)

Class B
Issued	7	18	—	9	1	5
Reinvested	2	5	— (a)	— (a)	2	4
Redeemed	(69)	(248)	(8)	(30)	(20)	(121)

Change in Class B Shares	(60)	(225)	(8)	(21)	(17)	(112)

Class C
Issued	570	973	825	1,195	1,147	1,153
Reinvested	50	100	5	22	53	87
Redeemed	(338)	(1,251)	(1,331)	(2,027)	(363)	(1,159)

Change in Class C Shares	282	(178)	(501)	(810)	837	81

Institutional Class
Issued	—	—	5,438	28,508	—	—
Reinvested	—	—	6	18	—	—
Redeemed	—	—	(5,212)	(24,179)	—	—

Change in Institutional Class Shares	—	—	232	4,347	—	—

Select Class
Issued	847	2,248	31,258	34,403	996	1,427
Reinvested	75	160	36	65	46	90
Redeemed	(717)	(2,886)	(12,790)	(41,915)	(1,776)	(7,968)

Change in Select Class Shares	205	(478)	18,504	(7,447)	(734)	(6,451)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Arizona Municipal Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$9.99	$0.13	$0.03	$0.16	$(0.13)	$—	$(0.13)
Year Ended February 29, 2012	9.58	0.28	0.54	0.82	(0.29)	(0.12)	(0.41)
Year Ended February 28, 2011	9.80	0.27	(0.15)	0.12	(0.29)	(0.05)	(0.34)
Year Ended February 28, 2010	9.58	0.31	0.22	0.53	(0.31)	—	(0.31)
Year Ended February 28, 2009	9.30	0.33	0.28	0.61	(0.33)	—	(0.33)
Year Ended February 29, 2008	9.54	0.34	(0.22)	0.12	(0.34)	(0.02)	(0.36)

Class B
Six Months Ended August 31, 2012 (Unaudited)	10.11	0.10	0.04	0.14	(0.10)	—	(0.10)
Year Ended February 29, 2012	9.70	0.22	0.54	0.76	(0.23)	(0.12)	(0.35)
Year Ended February 28, 2011	9.92	0.22	(0.16)	0.06	(0.23)	(0.05)	(0.28)
Year Ended February 28, 2010	9.69	0.25	0.22	0.47	(0.24)	—	(0.24)
Year Ended February 28, 2009	9.39	0.26	0.30	0.56	(0.26)	—	(0.26)
Year Ended February 29, 2008	9.62	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)

Class C
Six Months Ended August 31, 2012 (Unaudited)	10.06	0.10	0.04	0.14	(0.10)	—	(0.10)
Year Ended February 29, 2012	9.65	0.22	0.54	0.76	(0.23)	(0.12)	(0.35)
Year Ended February 28, 2011	9.87	0.22	(0.16)	0.06	(0.23)	(0.05)	(0.28)
Year Ended February 28, 2010	9.65	0.25	0.22	0.47	(0.25)	—	(0.25)
Year Ended February 28, 2009	9.37	0.27	0.28	0.55	(0.27)	—	(0.27)
Year Ended February 29, 2008	9.60	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	10.11	0.15	0.04	0.19	(0.15)	—	(0.15)
Year Ended February 29, 2012	9.69	0.32	0.53	0.85	(0.31)	(0.12)	(0.43)
Year Ended February 28, 2011	9.91	0.32	(0.18)	0.14	(0.31)	(0.05)	(0.36)
Year Ended February 28, 2010	9.68	0.34	0.22	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2009	9.39	0.35	0.29	0.64	(0.35)	—	(0.35)
Year Ended February 29, 2008	9.63	0.36	(0.22)	0.14	(0.36)	(0.02)	(0.38)

(a)	Annualized for period less than one year.
(b)	Not annualized for period less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.02	1.63%	$31,985	0.87%	2.66%	1.02%	6%
9.99	8.66	32,591	0.88	2.89	1.01	6
9.58	1.23	35,413	0.88	2.88	1.01	8
9.80	5.59	48,783	0.87	3.14	1.01	14
9.58	6.64	45,037	0.88	3.42	1.02	25
9.30	1.30	37,232	0.88	3.55	1.02	19

10.15	1.38	594	1.52	2.03	1.52	6
10.11	7.89	794	1.51	2.26	1.51	6
9.70	0.58	818	1.50	2.26	1.51	8
9.92	4.94	1,191	1.50	2.51	1.51	14
9.69	6.09	1,243	1.51	2.79	1.52	25
9.39	0.72	1,410	1.52	2.92	1.52	19

10.10	1.40	19,107	1.52	2.02	1.52	6
10.06	7.93	18,249	1.51	2.26	1.51	6
9.65	0.60	18,163	1.50	2.25	1.51	8
9.87	4.90	24,729	1.50	2.48	1.51	14
9.65	5.98	11,258	1.52	2.78	1.52	25
9.37	0.78	3,309	1.52	2.91	1.52	19

10.15	1.85	55,931	0.62	2.92	0.77	6
10.11	8.92	61,747	0.63	3.14	0.76	6
9.69	1.46	69,314	0.63	3.13	0.76	8
9.91	5.89	86,413	0.62	3.40	0.76	14
9.68	6.94	95,546	0.63	3.68	0.77	25
9.39	1.52	110,367	0.63	3.81	0.77	19

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Michigan Municipal Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$10.88	$0.17	(e)	$0.05	$0.22	$(0.17)	$—	$(0.17)
Year Ended February 29, 2012	10.52	0.37	(e)	0.61	0.98	(0.41)	(0.21)	(0.62)
Year Ended February 28, 2011	10.77	0.37	(e)	(0.24)	0.13	(0.34)	(0.04)	(0.38)
Year Ended February 28, 2010	10.52	0.38	(e)	0.25	0.63	(0.38)	—	(0.38)
Year Ended February 28, 2009	10.36	0.38	(e)	0.16	0.54	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.65	0.39	(e)	(0.29)	0.10	(0.39)	—	(0.39)

Class B
Six Months Ended August 31, 2012 (Unaudited)	10.28	0.13	(e)	0.04	0.17	(0.13)	—	(0.13)
Year Ended February 29, 2012	9.98	0.29	(e)	0.56	0.85	(0.34)	(0.21)	(0.55)
Year Ended February 28, 2011	10.23	0.29	(e)	(0.22)	0.07	(0.28)	(0.04)	(0.32)
Year Ended February 28, 2010	10.01	0.30	(e)	0.24	0.54	(0.32)	—	(0.32)
Year Ended February 28, 2009	9.88	0.30	(e)	0.15	0.45	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.17	0.31	(e)	(0.27)	0.04	(0.33)	—	(0.33)

Class C
Six Months Ended August 31, 2012 (Unaudited)	10.25	0.12	(e)	0.04	0.16	(0.13)	—	(0.13)
Year Ended February 29, 2012	9.95	0.28	(e)	0.58	0.86	(0.35)	(0.21)	(0.56)
Year Ended February 28, 2011	10.20	0.29	(e)	(0.22)	0.07	(0.28)	(0.04)	(0.32)
Year Ended February 28, 2010	9.99	0.30	(e)	0.24	0.54	(0.33)	—	(0.33)
Year Ended February 28, 2009	9.86	0.30	(e)	0.15	0.45	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.15	0.31	(e)	(0.27)	0.04	(0.33)	—	(0.33)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	10.86	0.18	(e)	0.05	0.23	(0.18)	—	(0.18)
Year Ended February 29, 2012	10.51	0.40	(e)	0.60	1.00	(0.44)	(0.21)	(0.65)
Year Ended February 28, 2011	10.75	0.39	(e)	(0.22)	0.17	(0.37)	(0.04)	(0.41)
Year Ended February 28, 2010	10.50	0.41	(e)	0.25	0.66	(0.41)	—	(0.41)
Year Ended February 28, 2009	10.35	0.40	(e)	0.15	0.55	(0.40)	—	(0.40)
Year Ended February 29, 2008	10.63	0.42	(e)	(0.28)	0.14	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.93	1.99%	$46,144	0.87%	3.08%	1.03%	14%
10.88	9.58	45,013	0.88	3.46	1.03	8
10.52	1.26	52,244	0.88	3.44	1.00	12
10.77	6.13	60,059	0.88	3.61	0.99	5
10.52	5.30	51,278	0.88	3.60	1.00	12
10.36	0.93	49,175	0.88	3.68	0.99	4

10.32	1.68	854	1.52	2.47	1.53	14
10.28	8.81	1,418	1.53	2.82	1.53	8
9.98	0.70	2,610	1.50	2.81	1.50	12
10.23	5.50	6,679	1.49	3.00	1.50	5
10.01	4.59	12,444	1.50	2.98	1.50	12
9.88	0.37	15,563	1.49	3.07	1.49	4

10.28	1.60	9,399	1.52	2.41	1.53	14
10.25	8.85	7,486	1.53	2.81	1.53	8
9.95	0.71	8,171	1.50	2.81	1.50	12
10.20	5.46	10,768	1.49	3.00	1.49	5
9.99	4.64	5,121	1.50	2.98	1.50	12
9.86	0.37	3,457	1.49	3.07	1.49	4

10.91	2.11	42,624	0.62	3.34	0.78	14
10.86	9.79	44,643	0.63	3.71	0.78	8
10.51	1.59	54,305	0.63	3.67	0.75	12
10.75	6.42	96,873	0.63	3.86	0.75	5
10.50	5.46	132,082	0.63	3.85	0.75	12
10.35	1.29	173,800	0.63	3.93	0.74	4

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Municipal Income Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$10.35	$0.15	(e)	$0.05	$0.20	$(0.15)
Year Ended February 29, 2012	9.86	0.30	(e)	0.50	0.80	(0.31)
Year Ended February 28, 2011	10.00	0.31	(e)	(0.14)	0.17	(0.31)
Year Ended February 28, 2010	9.57	0.32	(e)	0.43	0.75	(0.32)
Year Ended February 28, 2009	9.55	0.34		0.02	0.36	(0.34)
Year Ended February 29, 2008	9.81	0.34		(0.27)	0.07	(0.33)

Class B
Six Months Ended August 31, 2012 (Unaudited)	10.29	0.12	(e)	0.04	0.16	(0.11)
Year Ended February 29, 2012	9.80	0.24	(e)	0.50	0.74	(0.25)
Year Ended February 28, 2011	9.94	0.25	(e)	(0.14)	0.11	(0.25)
Year Ended February 28, 2010	9.52	0.27	(e)	0.42	0.69	(0.27)
Year Ended February 28, 2009	9.50	0.29		0.01	0.30	(0.28)
Year Ended February 29, 2008	9.76	0.30		(0.29)	0.01	(0.27)

Class C
Six Months Ended August 31, 2012 (Unaudited)	10.27	0.12	(e)	0.04	0.16	(0.12)
Year Ended February 29, 2012	9.78	0.24	(e)	0.50	0.74	(0.25)
Year Ended February 28, 2011	9.93	0.25	(e)	(0.15)	0.10	(0.25)
Year Ended February 28, 2010	9.51	0.27	(e)	0.42	0.69	(0.27)
Year Ended February 28, 2009	9.48	0.28		0.03	0.31	(0.28)
Year Ended February 29, 2008	9.75	0.28		(0.28)	—	(0.27)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	10.29	0.16	(e)	0.05	0.21	(0.16)
Year Ended February 29, 2012	9.80	0.32	(e)	0.50	0.82	(0.33)
Year Ended February 28, 2011	9.94	0.33	(e)	(0.14)	0.19	(0.33)
Year Ended February 28, 2010	9.52	0.35	(e)	0.42	0.77	(0.35)
Year Ended February 28, 2009	9.50	0.36		0.02	0.38	(0.36)
Year Ended February 29, 2008	9.77	0.36		(0.27)	0.09	(0.36)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	See Note 2.H.
(g)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding imputed interest) for Class A were 0.87% and 0.94% for 2009 and 0.85% and 0.94% for 2008; for Class B and Class C were 1.44% and 1.44% for 2009 and 2008; for Select Class were 0.62% and 0.69% for 2009 and 0.60% and 0.69% for 2008, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (including imputed interest)		Portfolio turnover rate (b)

$10.40	1.90%	$90,043	0.86%		2.85%	0.92%		7%
10.35	8.19	90,497	0.86		2.95	0.93		6
9.86	1.67	94,167	0.87		3.07	0.93		18
10.00	8.01	100,454	0.86		3.32	0.93		18
9.57	3.81	91,082	0.88	(f)(g)	3.49	0.95	(f)(g)	12
9.55	0.73	101,274	0.88	(f)(g)	3.44	0.97	(f)(g)	29

10.34	1.60	549	1.42		2.29	1.42		7
10.29	7.63	1,252	1.42		2.38	1.43		6
9.80	1.12	2,993	1.42		2.52	1.43		18
9.94	7.32	9,058	1.43		2.77	1.43		18
9.52	3.23	14,094	1.45	(f)(g)	2.91	1.45	(f)(g)	12
9.50	0.10	19,530	1.47	(f)(g)	2.86	1.47	(f)(g)	29

10.31	1.54	27,439	1.42		2.29	1.42		7
10.27	7.66	26,863	1.42		2.39	1.43		6
9.78	1.04	27,426	1.42		2.51	1.42		18
9.93	7.35	33,426	1.42		2.74	1.43		18
9.51	3.36	18,906	1.45	(f)(g)	2.92	1.45	(f)(g)	12
9.48	0.02	17,655	1.47	(f)(g)	2.86	1.47	(f)(g)	29

10.34	2.03	573,815	0.61		3.10	0.67		7
10.29	8.49	616,596	0.61		3.20	0.68		6
9.80	1.94	964,908	0.62		3.32	0.68		18
9.94	8.22	1,073,960	0.62		3.57	0.68		18
9.52	4.08	1,110,963	0.63	(f)(g)	3.73	0.70	(f)(g)	12
9.50	0.89	1,512,691	0.63	(f)(g)	3.69	0.72	(f)(g)	29

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Ohio Municipal Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$11.50	$0.16	(e)	$0.01	$0.17	$(0.16)	$—		$(0.16)
Year Ended February 29, 2012	10.95	0.35	(e)	0.56	0.91	(0.35)	(0.01)		(0.36)
Year Ended February 28, 2011	11.15	0.34	(e)	(0.19)	0.15	(0.35)	—	(f)	(0.35)
Year Ended February 28, 2010	10.87	0.36	(e)	0.28	0.64	(0.36)	—		(0.36)
Year Ended February 28, 2009	10.58	0.40		0.29	0.69	(0.40)	—		(0.40)
Year Ended February 29, 2008	10.86	0.41		(0.28)	0.13	(0.41)	—		(0.41)

Class B
Six Months Ended August 31, 2012 (Unaudited)	11.60	0.13	(e)	0.01	0.14	(0.12)	—		(0.12)
Year Ended February 29, 2012	11.04	0.28	(e)	0.57	0.85	(0.28)	(0.01)		(0.29)
Year Ended February 28, 2011	11.24	0.28	(e)	(0.20)	0.08	(0.28)	—	(f)	(0.28)
Year Ended February 28, 2010	10.95	0.30	(e)	0.28	0.58	(0.29)	—		(0.29)
Year Ended February 28, 2009	10.66	0.35		0.27	0.62	(0.33)	—		(0.33)
Year Ended February 29, 2008	10.93	0.37		(0.30)	0.07	(0.34)	—		(0.34)

Class C
Six Months Ended August 31, 2012 (Unaudited)	11.55	0.13	(e)	0.01	0.14	(0.13)	—		(0.13)
Year Ended February 29, 2012	10.99	0.28	(e)	0.57	0.85	(0.28)	(0.01)		(0.29)
Year Ended February 28, 2011	11.20	0.28	(e)	(0.21)	0.07	(0.28)	—	(f)	(0.28)
Year Ended February 28, 2010	10.91	0.29	(e)	0.29	0.58	(0.29)	—		(0.29)
Year Ended February 28, 2009	10.63	0.34		0.28	0.62	(0.34)	—		(0.34)
Year Ended February 29, 2008	10.90	0.35		(0.28)	0.07	(0.34)	—		(0.34)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	11.43	0.18	(e)	— (f)	0.18	(0.17)	—		(0.17)
Year Ended February 29, 2012	10.88	0.37	(e)	0.57	0.94	(0.38)	(0.01)		(0.39)
Year Ended February 28, 2011	11.09	0.37	(e)	(0.21)	0.16	(0.37)	—	(f)	(0.37)
Year Ended February 28, 2010	10.81	0.39	(e)	0.28	0.67	(0.39)	—		(0.39)
Year Ended February 28, 2009	10.52	0.43		0.29	0.72	(0.43)	—		(0.43)
Year Ended February 29, 2008	10.80	0.43		(0.28)	0.15	(0.43)	—		(0.43)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.51	1.47%	$91,952	0.87%	2.82%	0.97%	1%
11.50	8.44	86,982	0.88	3.09	0.98	6
10.95	1.33	102,830	0.87	3.06	0.97	7
11.15	5.94	122,990	0.87	3.27	0.98	7
10.87	6.66	91,571	0.88	3.76	1.00	12
10.58	1.18	69,138	0.88	3.79	1.00	15

11.62	1.23	1,525	1.46	2.23	1.47	1
11.60	7.80	2,220	1.48	2.52	1.48	6
11.04	0.69	4,591	1.46	2.48	1.47	7
11.24	5.35	10,095	1.47	2.71	1.48	7
10.95	5.95	15,896	1.50	3.13	1.50	12
10.66	0.62	18,326	1.50	3.18	1.50	15

11.56	1.19	55,010	1.46	2.23	1.47	1
11.55	7.87	51,690	1.48	2.49	1.48	6
10.99	0.62	51,174	1.46	2.47	1.47	7
11.20	5.41	62,918	1.46	2.64	1.48	7
10.91	5.92	24,481	1.50	3.14	1.50	12
10.63	0.64	8,959	1.50	3.17	1.50	15

11.44	1.61	102,477	0.62	3.07	0.72	1
11.43	8.77	100,013	0.63	3.34	0.73	6
10.88	1.49	100,451	0.62	3.32	0.72	7
11.09	6.26	116,485	0.62	3.53	0.73	7
10.81	6.98	102,013	0.63	4.00	0.75	12
10.52	1.43	118,518	0.63	4.04	0.75	15

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short-Intermediate Municipal Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$10.65	$0.04	(e)	$(0.01)	$0.03	$(0.04)
Year Ended February 29, 2012	10.44	0.11	(e)	0.21	0.32	(0.11)
Year Ended February 28, 2011	10.53	0.12	(e)	(0.09)	0.03	(0.12)
Year Ended February 28, 2010	10.29	0.17	(e)	0.24	0.41	(0.17)
Year Ended February 28, 2009	10.17	0.29		0.10	0.39	(0.27)
Year Ended February 29, 2008	10.13	0.28		0.06	0.34	(0.30)

Class B
Six Months Ended August 31, 2012 (Unaudited)	10.76	0.02	(e)	(0.03)	(0.01)	(0.01)
Year Ended February 29, 2012	10.54	0.06	(e)	0.21	0.27	(0.05)
Year Ended February 28, 2011	10.63	0.07	(e)	(0.09)	(0.02)	(0.07)
Year Ended February 28, 2010	10.38	0.13	(e)	0.23	0.36	(0.11)
Year Ended February 28, 2009	10.26	0.23		0.11	0.34	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.04	0.29	(0.24)

Class C
Six Months Ended August 31, 2012 (Unaudited)	10.74	0.02	(e)	(0.02)	— (f)	(0.02)
Year Ended February 29, 2012	10.53	0.06	(e)	0.21	0.27	(0.06)
Year Ended February 28, 2011	10.61	0.07	(e)	(0.08)	(0.01)	(0.07)
Year Ended February 28, 2010	10.37	0.12	(e)	0.24	0.36	(0.12)
Year Ended February 28, 2009	10.25	0.22		0.12	0.34	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.03	0.28	(0.24)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	10.71	0.07	(e)	(0.02)	0.05	(0.07)
Year Ended February 29, 2012	10.49	0.16	(e)	0.22	0.38	(0.16)
Year Ended February 28, 2011	10.58	0.18	(e)	(0.09)	0.09	(0.18)
June 19, 2009 (g) through February 28, 2010	10.36	0.15	(e)	0.21	0.36	(0.14)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	10.68	0.06	(e)	(0.01)	0.05	(0.06)
Year Ended February 29, 2012	10.47	0.14	(e)	0.21	0.35	(0.14)
Year Ended February 28, 2011	10.56	0.15	(e)	(0.09)	0.06	(0.15)
Year Ended February 28, 2010	10.32	0.19	(e)	0.24	0.43	(0.19)
Year Ended February 28, 2009	10.20	0.30		0.12	0.42	(0.30)
Year Ended February 29, 2008	10.16	0.32		0.04	0.36	(0.32)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (including imputed interest)	Portfolio turnover rate (b)

$10.64	0.31%	$86,817	0.74%	0.82%	0.86%	16%
10.65	3.05	80,858	0.75	1.04	0.87	43
10.44	0.32	121,687	0.74	1.18	0.88	42
10.53	3.97	155,902	0.75	1.63	0.90	22
10.29	3.92	73,101	0.80	2.62	0.95	40
10.17	3.38	26,376	0.80	2.89	0.94	43

10.74	(0.06)	87	1.24	0.34	1.36	16
10.76	2.61	172	1.25	0.55	1.37	43
10.54	(0.18)	394	1.24	0.69	1.38	42
10.63	3.48	953	1.26	1.28	1.43	22
10.38	3.36	3,305	1.30	2.17	1.45	40
10.26	2.89	5,739	1.30	2.39	1.44	43

10.72	(0.05)	38,109	1.24	0.33	1.36	16
10.74	2.54	43,532	1.25	0.53	1.37	43
10.53	(0.07)	51,202	1.24	0.68	1.38	42
10.61	3.44	65,222	1.25	1.10	1.40	22
10.37	3.40	21,616	1.30	2.14	1.45	40
10.25	2.80	15,096	1.30	2.39	1.44	43

10.69	0.46	252,497	0.24	1.33	0.46	16
10.71	3.67	250,344	0.24	1.53	0.46	43
10.49	0.84	199,764	0.24	1.67	0.48	42
10.58	3.49	179,648	0.24	2.01	0.48	22

10.67	0.43	947,859	0.49	1.07	0.61	16
10.68	3.32	751,495	0.50	1.28	0.62	43
10.47	0.59	814,614	0.49	1.43	0.63	42
10.56	4.23	887,131	0.49	1.82	0.64	22
10.32	4.17	170,295	0.55	2.90	0.70	40
10.20	3.63	180,070	0.55	3.14	0.69	43

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$12.77	$0.24	(e)	$0.09	$0.33	$(0.23)	$—	$(0.23)
Year Ended February 29, 2012	12.08	0.50	(e)	0.70	1.20	(0.51)	—	(0.51)
Year Ended February 28, 2011	12.49	0.50		(0.40)	0.10	(0.51)	—	(0.51)
Year Ended February 28, 2010	12.15	0.53		0.34	0.87	(0.53)	—	(0.53)
Year Ended February 28, 2009	12.08	0.52		0.07	0.59	(0.52)	—	(0.52)
Year Ended February 29, 2008	12.72	0.52		(0.62)	(0.10)	(0.52)	(0.02)	(0.54)

Class B
Six Months Ended August 31, 2012 (Unaudited)	12.73	0.20	(e)	0.09	0.29	(0.19)	—	(0.19)
Year Ended February 29, 2012	12.04	0.42	(e)	0.69	1.11	(0.42)	—	(0.42)
Year Ended February 28, 2011	12.45	0.37		(0.36)	0.01	(0.42)	—	(0.42)
Year Ended February 28, 2010	12.11	0.43		0.35	0.78	(0.44)	—	(0.44)
Year Ended February 28, 2009	12.04	0.43		0.08	0.51	(0.44)	—	(0.44)
Year Ended February 29, 2008	12.68	0.43		(0.62)	(0.19)	(0.43)	(0.02)	(0.45)

Class C
Six Months Ended August 31, 2012 (Unaudited)	12.69	0.19	(e)	0.10	0.29	(0.19)	—	(0.19)
Year Ended February 29, 2012	12.01	0.41	(e)	0.69	1.10	(0.42)	—	(0.42)
Year Ended February 28, 2011	12.42	0.41		(0.40)	0.01	(0.42)	—	(0.42)
Year Ended February 28, 2010	12.09	0.45		0.34	0.79	(0.46)	—	(0.46)
July 1, 2008 (f) through February 28, 2009	12.24	0.30		(0.14)	0.16	(0.31)	—	(0.31)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	12.73	0.25	(e)	0.09	0.34	(0.24)	—	(0.24)
Year Ended February 29, 2012	12.05	0.52	(e)	0.69	1.21	(0.53)	—	(0.53)
Year Ended February 28, 2011	12.45	0.54		(0.41)	0.13	(0.53)	—	(0.53)
Year Ended February 28, 2010	12.11	0.56		0.33	0.89	(0.55)	—	(0.55)
Year Ended February 28, 2009	12.05	0.54		0.06	0.60	(0.54)	—	(0.54)
Year Ended February 29, 2008	12.69	0.54		(0.62)	(0.08)	(0.54)	(0.02)	(0.56)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.87	2.64%	$194,082	0.74%	3.73%	0.94%	19%
12.77	10.12	183,329	0.75	4.06	0.96	24
12.08	0.78	187,253	0.75	4.04	0.94	1
12.49	7.30	210,306	0.75	4.28	0.95	10
12.15	4.98	151,732	0.75	4.28	0.95	30
12.08	(0.85)	127,232	0.75	4.11	0.95	29

12.83	2.30	1,374	1.43	3.04	1.44	19
12.73	9.37	1,575	1.44	3.39	1.46	24
12.04	0.07	2,836	1.44	3.35	1.44	1
12.45	6.58	5,642	1.44	3.60	1.45	10
12.11	4.28	7,832	1.44	3.58	1.45	30
12.04	(1.55)	9,213	1.44	3.42	1.45	29

12.79	2.31	51,540	1.43	3.03	1.44	19
12.69	9.34	40,523	1.44	3.37	1.46	24
12.01	0.08	37,380	1.44	3.35	1.44	1
12.42	6.62	39,673	1.43	3.58	1.44	10
12.09	1.40	5,583	1.44	3.67	1.47	30

12.83	2.73	202,519	0.57	3.90	0.69	19
12.73	10.25	210,217	0.58	4.25	0.71	24
12.05	1.02	276,700	0.58	4.20	0.69	1
12.45	7.51	472,557	0.58	4.45	0.70	10
12.11	5.11	628,520	0.58	4.43	0.70	30
12.05	(0.67)	751,440	0.58	4.28	0.70	29

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Municipal Income Fund	Class A, Class B, Class C and Select Class	Diversified
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Tax Free Bond Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of Arizona Municipal Bond Fund is to seek current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

The investment objective of Michigan Municipal Bond Fund is to seek current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

The investment objective of Municipal Income Fund is to seek current income exempt from federal income taxes.

The Investment objective of Ohio Municipal Bond Fund is to seek current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

The investment objective of Short-Intermediate Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

The investment objective of Tax Free Bond Fund is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Effective November 1, 2009, Class B Shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures are generally valued on the basis of available market quotations. If valuations

82	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Arizona Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$520	$106,274	$—	$106,794

Michigan Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$133	$98,225	$—	$98,358

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Other Revenue	$—	$4,233	$—	$4,233
Alaska
General Obligation	—	2,394	—	2,394
Housing	—	1,434	—	1,434
Other Revenue	—	1,996	—	1,996

Total Alaska	—	5,824	—	5,824

Arizona
Certificate of Participation/Lease	—	5,484	—	5,484
Hospital	—	4,316	—	4,316
Housing	—	867	—	867
Other Revenue	—	8,079	—	8,079
Water & Sewer	—	3,451	—	3,451

Total Arizona	—	22,197	—	22,197

Arkansas
Housing	—	525	—	525
Special Tax	—	3,940	—	3,940

Total Arkansas	—	4,465	—	4,465

California
General Obligation	—	8,397	—	8,397
Housing	—	5,255	—	5,255
Other Revenue	—	8,657	—	8,657
Water & Sewer	—	1,290	—	1,290

Total California	—	23,599	—	23,599

Colorado
Certificate of Participation/Lease	—	761	—	761
General Obligation	—	4,903	—	4,903
Hospital	—	2,584	—	2,584
Housing	—	3,574	115	3,689
Other Revenue	—	1,857	—	1,857
Prerefunded	—	181	—	181
Transportation	—	678	—	678

Total Colorado	—	14,538	115	14,653

Connecticut
Other Revenue	—	5,278	—	5,278
Delaware
Housing	—	3,372	—	3,372
District of Columbia
Housing	—	563	—	563
Other Revenue	—	4,932	—	4,932
Transportation	—	8,245	—	8,245

Total District of Columbia	—	13,740	—	13,740

Florida
Certificate of Participation/Lease	—	7,054	—	7,054
Education	—	5,298	—	5,298
General Obligation	—	1,400	—	1,400
Hospital	—	561	—	561

84	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Housing	—	10,360	—	10,360
Other Revenue	—	10,156	—	10,156
Prerefunded	—	319	—	319
Utility	—	6,176	—	6,176
Water & Sewer	—	6,484	—	6,484

Total Florida	—	47,808	—	47,808

Georgia
Certificate of Participation/Lease	—	6,261	—	6,261
General Obligation	—	6,381	—	6,381
Housing	—	1,594	—	1,594
Other Revenue	—	1,128	—	1,128

Total Georgia	—	15,364	—	15,364

Hawaii
General Obligation	—	5,219	—	5,219
Idaho
Housing	—	638	—	638
Illinois
General Obligation	—	7,124	—	7,124
Hospital	—	1,542	—	1,542
Housing	—	8,563	—	8,563
Other Revenue	—	8,634	—	8,634
Transportation	—	100	—	100

Total Illinois	—	25,963	—	25,963

Indiana
General Obligation	—	1,384	—	1,384
Hospital	—	4,450	—	4,450
Housing	—	818	—	818
Other Revenue	—	4,338	—	4,338
Transportation	—	3,161	—	3,161
Water & Sewer	—	4,469	—	4,469

Total Indiana	—	18,620	—	18,620

Iowa
Housing	—	3,044	—	3,044
Kansas
Housing	—	2,378	—	2,378
Kentucky
Other Revenue	—	1,783	—	1,783
Louisiana
Certificate of Participation/Lease	—	1,095	—	1,095
Hospital	—	360	—	360
Housing	—	4,339	—	4,339
Other Revenue	—	4,024	—	4,024
Utility	—	2,331	—	2,331

Total Louisiana	—	12,149	—	12,149

Maryland
General Obligation	—	16,094	—	16,094
Housing	—	1,250	—	1,250

Total Maryland	—	17,344	—	17,344

Massachusetts
Education	—	3,496	—	3,496
General Obligation	—	4,430	—	4,430
Housing	—	7,482	—	7,482

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Other Revenue	—	5,748	—	5,748
Water & Sewer	—	6,532	—	6,532

Total Massachusetts	—	27,688	—	27,688

Michigan
Education	—	4,866	—	4,866
General Obligation	—	1,162	—	1,162
Hospital	—	3,786	—	3,786
Housing	—	3,381	—	3,381
Other Revenue	—	4,573	—	4,573
Water & Sewer	—	6,031	—	6,031

Total Michigan	—	23,799	—	23,799

Minnesota
General Obligation	—	5,566	—	5,566
Housing	—	12,037	—	12,037
Other Revenue	—	8,313	—	8,313

Total Minnesota	—	25,916	—	25,916

Mississippi
Housing	—	3,840	—	3,840
Other Revenue	—	1,921	—	1,921

Total Mississippi	—	5,761	—	5,761

Missouri
Housing	—	6,452	—	6,452
Transportation	—	2,351	—	2,351

Total Missouri	—	8,803	—	8,803

Montana
Housing	—	220	—	220
Nebraska
Housing	—	835	—	835
Other Revenue	—	1,114	—	1,114

Total Nebraska	—	1,949	—	1,949

Nevada
Education	—	6,110	—	6,110
General Obligation	—	5,252	—	5,252
Housing	—	1,591	—	1,591
Other Revenue	—	1,593	—	1,593

Total Nevada	—	14,546	—	14,546

New Hampshire
Housing	—	1,434	—	1,434
Other Revenue	—	5,975	—	5,975

Total New Hampshire	—	7,409	—	7,409

New Jersey
General Obligation	—	1,583	—	1,583
Other Revenue	—	10,739	—	10,739
Transportation	—	2,538	—	2,538

Total New Jersey	—	14,860	—	14,860

New Mexico
General Obligation	—	1,198	—	1,198
Housing	—	6,177	—	6,177

Total New Mexico	—	7,375	—	7,375

86	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York
Certificate of Participation/Lease	—	16,236	—	16,236
Education	—	7,905	—	7,905
General Obligation	—	1,863	—	1,863
Housing	—	1,816	—	1,816
Other Revenue	—	7,877	—	7,877
Resource Recovery	—	2,221	—	2,221
Special Tax	—	2,438	—	2,438
Transportation	—	3,802	—	3,802

Total New York	—	44,158	—	44,158

North Carolina
Education	—	5,621	—	5,621
Housing	—	4,108	—	4,108
Other Revenue	—	6,128	—	6,128
Water & Sewer	—	4,080	—	4,080

Total North Carolina	—	19,937	—	19,937

North Dakota
General Obligation	—	1,431	—	1,431
Housing	—	1,851	—	1,851
Industrial Development Revenue/Pollution Control Revenue	—	2,183	—	2,183
Other Revenue	—	1,988	—	1,988

Total North Dakota	—	7,453	—	7,453

Ohio
General Obligation	—	8,320	—	8,320
Housing	—	2,242	—	2,242
Industrial Development Revenue/Pollution Control Revenue	—	1,522	—	1,522
Other Revenue	—	11,308	—	11,308
Prerefunded	—	176	—	176
Water & Sewer	—	6,061	—	6,061

Total Ohio	—	29,629	—	29,629

Oklahoma
Housing	—	5,002	—	5,002
Oregon
General Obligation	—	1,176	—	1,176
Housing	—	2,611	—	2,611
Other Revenue	—	4,458	—	4,458

Total Oregon	—	8,245	—	8,245

Other Territories
Housing	—	3,135	—	3,135
Pennsylvania
Education	—	4,772	—	4,772
General Obligation	—	3,231	—	3,231
Housing	—	729	—	729
Industrial Development Revenue/Pollution Control Revenue	—	4,611	—	4,611
Other Revenue	—	10,507	—	10,507
Resource Recovery	—	3,946	—	3,946

Total Pennsylvania	—	27,796	—	27,796

South Carolina
Certificate of Participation/Lease	—	6,565	—	6,565
General Obligation	—	6,932	—	6,932

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Hospital	—	5,581	—	5,581
Other Revenue	—	1,170	—	1,170

Total South Carolina	—	20,248	—	20,248

South Dakota
Housing	—	1,811	—	1,811
Other Revenue	—	1,154	—	1,154

Total South Dakota	—	2,965	—	2,965

Tennessee
General Obligation	—	3,389	—	3,389
Housing	—	7,716	—	7,716
Transportation	—	1,161	—	1,161
Utility	—	5,489	—	5,489
Water & Sewer	—	6,307	—	6,307

Total Tennessee	—	24,062	—	24,062

Texas
General Obligation	—	17,645	—	17,645
Hospital	—	101	—	101
Housing	—	9,588	—	9,588
Industrial Development Revenue/Pollution Control Revenue	—	3,221	—	3,221
Other Revenue	—	6,976	—	6,976
Transportation	—	14,006	—	14,006
Utility	—	2,163	—	2,163
Water & Sewer	—	5,928	—	5,928

Total Texas	—	59,628	—	59,628

Utah
Certificate of Participation/Lease	—	1,307	—	1,307
Education	—	4,144	—	4,144
Housing	—	50	—	50

Total Utah	—	5,501	—	5,501

Vermont
Other Revenue	—	3,726	—	3,726
Virginia
General Obligation	—	3,737	—	3,737
Other Revenue	—	2,471	—	2,471
Resource Recovery	—	1,344	—	1,344
Transportation	—	4,558	—	4,558

Total Virginia	—	12,110	—	12,110

Washington
Other Revenue	—	1,729	—	1,729
West Virginia
Other Revenue	—	3,139	—	3,139
Wisconsin
Education	—	—	5,189	5,189
General Obligation	—	6,158	—	6,158

Total Wisconsin	—	6,158	5,189	11,347

Total Municipal Bonds	—	670,503	5,304	675,807

Investment Company	5,848	—	—	5,848
Short-Term Investment
Investment Company	6,470	—	—	6,470

Total Investments in Securities	$12,318	$670,503	$5,304	$688,125

88	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

Ohio Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,922	$246,815	$—	$248,737

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$24,490	$1,299,595	$—	$1,324,085

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$20,725	$424,398	$—	$445,123

Depreciation in Other Financial Instruments
Futures Contracts	$(198)	$—	$—	$(198)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended August 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Municipal Income Fund	Balance as of 02/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/12
Investments in Securities
Colorado — Housing	$121	$—	$—	$—	$—	$(6)	$—	$—	$115
Wisconsin — Education	5,191	—	(2)	—	—	—	—	—	5,189

Total	$5,312	$—	$(2)	$—	$—	$(6)	$—	$—	$5,304

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2012, which were valued using significant unobservable inputs (Level 3) for Municipal Income Fund was approximately $(2,000).

This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following are the value and percentage of net assets of illiquid securities as of August 31, 2012 (amounts in thousands):

	Value	Percentage
Municipal Income Fund	$5,304	0.8%

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

C. Futures Contracts — Tax Free Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio. The use of futures contracts exposes the Fund to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2012 (amounts in thousands):

Futures Contracts:
Average Notional Balance Short	$20,755
Ending Notional Balance Short	21,500

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments. As of August 31, 2012, Municipal Income Fund and Short-Intermediate Municipal Bond Fund had when-issued securities on their SOIs.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. Floating-Rate Note Obligations Related to Securities Held — Municipal Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to

90	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse.

At August 31, 2012, Municipal Income Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short-Intermediate Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2012, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Arizona Municipal Bond Fund	$5	$—
Michigan Municipal Bond Fund	5	—	(a)
Municipal Income Fund	9	—
Ohio Municipal Bond Fund	11	1
Short-Intermediate Municipal Bond Fund	2	—
Tax Free Bond Fund	43	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%
Michigan Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Municipal Income Fund	0.25	0.25	0.25	n/a	0.25
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25	0.10%	0.25
Tax Free Bond Fund	0.25	0.25	0.25	n/a	0.25

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	n/a	0.63%
Michigan Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Municipal Income Fund	0.87	1.52	1.52	n/a	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Short-Intermediate Municipal Bond Fund	0.75	1.25	1.25	0.25%	0.50
Tax Free Bond Fund	0.75	1.44	1.44	n/a	0.58

The expense limitation agreements were in effect for the six months ended August 31, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2013.

For the six months ended August 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	$—	$67	$67
Michigan Municipal Bond Fund	—	—	70	70
Municipal Income Fund	—	—	192	192
Ohio Municipal Bond Fund	—	—	86	86
Short-Intermediate Municipal Bond Fund	164	525	121	810
Tax Free Bond Fund	—	—	306	306

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended August 31, 2012 was as follows (amounts in thousands):

Arizona Municipal Bond Fund	$2
Michigan Municipal Bond Fund	2
Municipal Income Fund	21
Ohio Municipal Bond Fund	5
Short-Intermediate Municipal Bond Fund	60
Tax Free Bond Fund	12

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Funds. The amounts paid directly to JPMCB by the Funds for these services are included in Other expenses on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended August 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$6,829	$10,870
Michigan Municipal Bond Fund	13,627	13,703
Municipal Income Fund	49,423	60,218
Ohio Municipal Bond Fund	15,495	3,145
Short-Intermediate Municipal Bond Fund	369,214	183,721
Tax Free Bond Fund	79,905	83,376

During the six months ended August 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$97,282	$9,512	$—	$9,512
Michigan Municipal Bond Fund	90,799	7,559	—	7,559
Municipal Income Fund	643,722	44,840	437	44,403
Ohio Municipal Bond Fund	228,623	20,122	8	20,114
Short-Intermediate Municipal Bond Fund	1,298,019	26,303	237	26,066
Tax Free Bond Fund	394,540	50,588	5	50,583

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 29, 2012, the Funds did not have post-enactment net capital loss carryforwards.

At February 29, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2013	2014	2015	2016	2017	2018	Total
Municipal Income Fund	$—	$—	$—	$1,053	$6,506	$580	$8,139
Short-Intermediate Municipal Bond Fund	4,569	11,664	2,707	3,672	969	647	24,228
Tax Free Bond Fund	—	—	—	—	—	1,196	1,196

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrow-

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

ing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2012, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Arizona Municipal Bond Fund, Michigan Municipal Bond Fund, Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund.

In addition, Arizona Municipal Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund and Tax Free Bond Fund each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Michigan and Ohio Municipal Bond Funds primarily invest in issuers in the States of Arizona, Michigan and Ohio, respectively. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of August 31, 2012, companies that insured greater than 20% of the total investments of the respective Funds were as follows:

National Public Finance Guarantee Corp.:
Arizona Municipal Bond Fund	20.2%
Michigan Municipal Bond Fund	30.4

Assured Guaranty Municipal Corp.:
Michigan Municipal Bond Fund	21.9%

The concentration percentages presented above do not include insured bonds that have been pre-refunded as of August 31, 2012.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in each class and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2012, and continued to hold your shares at the end of the reporting period, August 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,016.30	$4.42	0.87%
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class B
Actual	1,000.00	1,013.80	7.72	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Class C
Actual	1,000.00	1,014.00	7.72	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Select Class
Actual	1,000.00	1,018.50	3.15	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,019.90	4.43	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class B
Actual	1,000.00	1,016.80	7.73	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Class C
Actual	1,000.00	1,017.00	7.73	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Select Class
Actual	1,000.00	1,022.00	3.16	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value, March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$1,019.00	$4.38	0.86%
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class B
Actual	1,000.00	1,016.00	7.22	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42
Class C
Actual	1,000.00	1,015.40	7.21	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42
Select Class
Actual	1,000.00	1,020.30	3.11	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,014.70	4.42	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class B
Actual	1,000.00	1,012.30	7.41	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class C
Actual	1,000.00	1,011.90	7.40	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Select Class
Actual	1,000.00	1,016.10	3.15	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62

Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	1,003.10	3.74	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,000.40	6.25	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,000.50	6.25	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Institutional Class
Actual	1,000.00	1,004.60	1.21	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Select Class
Actual	1,000.00	1,004.30	2.48	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

Tax Free Bond Fund
Class A
Actual	1,000.00	1,027.20	3.78	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,023.00	7.29	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,023.10	7.29	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Select Class
Actual	1,000.00	1,028.10	2.91	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

96	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the Funds’ performance as well as a risk/return assessment of the Funds as compared to the Funds’ objectives and peers in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Trustees also considered the Funds’ performance in light of their investment strategies and high-quality focus as compared to those of the Universe Group which included competitor funds that did not have a similar focus. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As

98	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered an analysis prepared by the independent consultant that included an evaluation of the Funds’ performance based on a mix of risk and return factors. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Arizona Municipal Bond Fund’s performance was in the fourth, fifth and third quintiles for Class A shares and in the third, fourth and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Michigan Municipal Bond Fund’s performance was in the third, fourth, and third quintiles for Class A shares and in the second, third, and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Municipal Income Fund’s performance was in the fourth quintile for each period for Class A shares and in the fourth, fourth and third quintiles for the Select Class shares, respectively, for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Ohio Municipal Bond Fund’s performance was in the fourth, fourth and third quintiles for the

Class A shares and in the fourth, fourth and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and the investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s performance was in the third, third and second quintiles for the Class A shares and in the second, third, and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Free Bond Fund’s performance was in the fifth, fifth and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

AUGUST 31, 2012	J.P. MORGAN MUNICIPAL BOND FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Arizona Municipal Bond Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the fourth and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Michigan Municipal Bond Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for Class A and Select Class Shares were in the fourth and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Income Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for the Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. August 2012.	SAN-MUNIBOND-812

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2012 (Unaudited)

JPMorgan California Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 19, 2012 (Unaudited)

Dear Shareholder:

Sources of uncertainty are prevalent in the market: social and political unrest in the Middle East, Europe’s ongoing debt crisis, upcoming elections in the United States and the potential for an economic “hard landing” in China. Equities have seesawed against this backdrop and many investors seem content to forego the market fluctuations — overall industry net flows into equity mutual funds are negative for 2012. Despite these sharp swings in market momentum, U.S. stocks have soared year to date. The S&P 500 Index recently reached levels not seen since 2008 and has returned more than 100% since bottoming in March 2009.

“As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.”

Accommodative monetary policy has been a significant catalyst for the recent rally in stocks. Central banks continue to take unprecedented actions in an effort to stoke economic growth. In September, the European Central Bank announced its plans to implement Outright Monetary Transactions (OMTs), planning to purchase 1-3 year bonds issued by the governments of troubled European countries. The U.S. Federal Reserve also recently announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis.

U.S. Treasury yields remain at historically low levels

Accommodative monetary policy from the Fed continues to keep yields at historically low levels. Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors.

The yield for 10-year U.S. Treasury securities ended August 2012 at 1.6%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.7%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.

Some positive signs for the U.S. economy

While the Federal Reserve can set short-term rates, it does not have complete control of long-term rates, and stronger economic growth could push rates higher. U.S. GDP growth has, until this point in the recovery, been muted. However, existing home sales spiked in August, while sentiment among homebuilders increased. Housing, a long-time drag on economic growth, may make a significant contribution to GDP in 2012. Meanwhile, second-quarter earnings for the S&P 500 companies were the highest on record, while inflation remains very much under control.

As always, we encourage investors to position their portfolios to withstand and benefit from a variety of future outcomes. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan California Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 8/31/2012	$1.4 Billion
Weighted Average Maturity^	38 days
Weighted Average Life^^	38 days

MATURITY SCHEDULE**^
1 day	0.5%
2–7 days	80.6
8–30 days	1.7
31–60 days	1.0
61–90 days	4.2
91–180 days	1.3
181+ days	10.7

7-DAY SEC YIELD AS OF 8/31/2012 (1)
E*Trade Shares	0.01%
Morgan Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.83)%, (0.38)% and (0.83)% for E*Trade Shares, Morgan Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2012.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan Michigan Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/2012	$137.2 Million
Weighted Average Maturity^.	28 days
Weighted Average Life^^	28 days

MATURITY SCHEDULE**^
1 day	18.5%
2–7 days	73.3
181+ days	8.2

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.44)%, (0.29)% and (0.54)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2012.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan New York Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 8/31/2012	$1.3 Billion
Weighted Average Maturity^	26 days
Weighted Average Life^^	27 days

MATURITY SCHEDULE**^
1 day	1.5%
2–7 days	89.6
61–90 days	1.6
91–180 days	1.9
181+ days	5.4

7-DAY SEC YIELD AS OF 8/31/2012 (1)
E*Trade Shares	0.01%
Morgan Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.82)%, (0.37)%, (0.47)% and (0.82)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2012.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan Ohio Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 8/31/2012	$58.4 Million
Weighted Average Maturity^	24 days
Weighted Average Life^^	24 days

MATURITY SCHEDULE**^
1 day	9.6%
2–7 days	82.7
8–30 days	1.7
181+ days	6.0

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.53)%, (0.39)%, (0.63)% and (0.98)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2012.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 11.1% (n)
	California — 11.1%
	California Statewide Communities Development Authority,
10,000	0.220%, 03/01/13	10,000
15,000	0.240%, 03/07/13	15,000
7,000	0.240%, 05/01/13 (m)	7,000
10,000	0.250%, 01/03/13	10,000
20,000	0.270%, 11/01/12	20,000
22,500	Los Angeles County Capital Asset Leasing Corp., 0.250%, 09/12/12	22,500
	San Diego County Water Authority,
14,000	0.160%, 09/04/12	14,000
10,000	0.200%, 10/01/12	10,000
28,600	0.230%, 11/01/12	28,600
8,365	San Gabriel Valley Council of Governments, 0.300%, 11/01/12	8,365
6,100	Woodland Finance Authority, 0.240%, 09/07/12	6,100

	Total Commercial Paper (Cost $151,565)	151,565

Daily Demand Note — 0.5%
	California — 0.5%
7,250	City of Irvine, Improvement Bond Act of 1915, District No. 05-21, Special Assessment, Series A, VRDO, 0.190%, 09/01/12 (Cost $7,250)	7,250

Municipal Bonds — 10.0%
	California — 10.0%
20,000	California Health Facilities Financing Authority, Stanford Hospital and Clinics, Series C, 0.250%, 03/29/13 (i)	20,000
20,000	City of Oakland, GO, TRAN, 1.000%, 06/28/13	20,124
5,000	Kern County California, GO, TRAN, 2.500%, 06/28/13	5,094
13,000	Los Angeles Unified School District, Series A-3, GO, TRAN, 2.500%, 02/28/13	13,146
8,500	Mendocino County, GO, TRAN, 2.000%, 06/28/13	8,620
6,800	Mountain View Los Atlos Unified High School District, GO, TRAN, 2.000%, 06/28/13	6,898
9,710	Oxnard Financing Authority, Municipal Securities Trust Receipts, Series SGC-43, Class A, Rev., LIQ: Societe Generale, LOC: Societe Generale, 0.220%, 09/07/12	9,710
8,000	San Diego Unified School District, Series A-1, GO, TRAN, 2.000%, 01/31/13	8,060
40,000	State of California, Series A-2, RAN, 2.500%, 06/20/13	40,669
3,000	Western Placer Unified School District, GO, TRAN, 2.000%, 10/04/12	3,004

	Total Municipal Bonds (Cost $135,325)	135,325

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — 69.9%
	California — 69.1%
4,545	ABAG Finance Authority for Nonprofit Corps., Multi-Family Housing, Geneva Pointe Apartments, Series A, Rev., VAR, FNMA, 0.170%, 09/07/12	4,545
7,280	ABAG Finance Authority for Nonprofit Corps., San Francisco Friends School, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	7,280
9,795	ABAG Finance Authority for Nonprofit Corps., YMCA San Francisco, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 09/07/12	9,795
6,580	ABAG Finance Authority for Nonprofit Corps., Zoological Society, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/12	6,580
	Anaheim Public Financing Authority,
19,030	Series ROCS-RR-II-R-11407, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.270%, 09/07/12	19,030
20,000	Series ROCS-RR-II-R-861, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.320%, 09/07/12	20,000
	Austin Trust,
5,315	Series 2008-1154, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.240%, 09/07/12	5,315
6,665	Series 2008-3039X, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.240%, 09/07/12	6,665
8,680	Series 2008-3301, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.340%, 09/07/12	8,680
	Barclays Capital Municipal Trust Receipts,
8,140	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.150%, 09/07/12	8,140
8,690	Series 22B, GO, VRDO, LIQ: Barclays Bank plc, 0.230%, 09/07/12 (e)	8,690
8,945	Series 23B, Rev., VRDO, LIQ: Barclays Bank plc, 0.160%, 09/07/12 (e)	8,945
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.160%, 09/07/12	3,750
4,700	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.160%, 09/07/12	4,700
21,967	Bay Area Toll Authority, California Toll Bridge, Series 2985, Rev., VAR, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12	21,967
2,000	Bay Area Toll Authority, California Toll Sanitary Francisco Bay Area, Series D-1, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.160%, 09/07/12	2,000
	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Toll Bridge,
2,650	Series C-2, Rev., VRDO, LOC: Morgan Stanley Bank, 0.160%, 09/07/12	2,650

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
2,000	Series C-4, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.160%, 09/07/12	2,000
100	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of CA N.A., 0.150%, 09/07/12	100
4,800	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: Union Bank of CA N.A., 0.210%, 09/07/12	4,800
8,515	California Educational Facilities Authority, Life Chiropractic College, Rev., VAR, LOC: Bank of The West, 0.150%, 09/07/12	8,515
25,000	California Educational Facilities Authority, St. Mary’s College, Rev., VAR, LOC: Bank of America N.A., 0.210%, 09/07/12	25,000
8,650	California Health Facilities Financing Authority, St. Joseph Health System, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.160%, 09/07/12	8,650
7,950	California Housing Finance Agency, Series 3206, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.420%, 09/07/12 (e)	7,950
4,620	California Housing Finance Agency, Multi-Family Housing, Mission Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/07/12	4,620
4,775	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of CA N.A., 0.170%, 09/07/12	4,775
2,640	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of The West, 0.220%, 09/07/12	2,640
4,540	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 09/07/12	4,540
11,320	California Municipal Finance Authority, Boy Scouts America, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/12	11,320
8,605	California State Department of Veterans Affairs, Series ROCS-RR-II-R-11444, Rev., VRDO, LIQ: Citibank N.A., 0.230%, 09/07/12	8,605
5,000	California State Department of Water Resources, Series ROC-RR-II-R-11993, Rev., VRDO, BHAC-CR, LIQ: Citibank N.A., 0.190%, 09/07/12	5,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
	California State University,
5,685	Series 3170X, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12	5,685
6,225	Series ROCS RR II R-11568, Rev., VAR, BHAC-CR FSA, LIQ: Citibank N.A., 0.220%, 09/07/12	6,225
	California Statewide Communities Development Authority,
8,075	Series 2089, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.200%, 09/07/12	8,075
26,430	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	26,430
2,700	California Statewide Communities Development Authority, Health Facility Community Hospital, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 09/07/12	2,700
400	California Statewide Communities Development Authority, Kaiser Permanente, Series L, Rev., VRDO, 0.150%, 09/07/12	400
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	3,420
1,970	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 09/07/12	1,970
3,605	California Statewide Communities Development Authority, Multi-Family Housing, Harmony Court Apartments, Series E, Rev., VAR, FNMA, LIQ: FNMA, 0.200%, 09/07/12	3,605
2,700	California Statewide Communities Development Authority, Multi-Family Housing, Hermosa Vista Apts, Series XX, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	2,700
3,110	California Statewide Communities Development Authority, Multi-Family Housing, Horizons Indio, Series F, Rev., VRDO, LOC: Citibank N.A., 0.220%, 09/07/12	3,110
4,537	California Statewide Communities Development Authority, Multi-Family Housing, Ivy Hill Apartments, Series I, Rev., VAR, FNMA, LIQ: FNMA, 0.170%, 09/07/12	4,537
8,350	California Statewide Communities Development Authority, Multi-Family Housing, Oakmont Concord Project, Series Q, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	8,350
1,400	California Statewide Communities Development Authority, Multi-Family Housing, Pavillions Apartments, Series M, Rev., VAR, FNMA, 0.190%, 09/07/12	1,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
6,840	California Statewide Communities Development Authority, Multi-Family Housing, Stoneridge Elk Grove, Series Q, Rev., VAR, LOC: Citibank N.A., 0.200%, 09/07/12	6,840
13,665	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Comerica Bank, 0.180%, 09/07/12	13,665
9,360	City of Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of CA N.A., 0.160%, 09/07/12	9,360
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 09/07/12	3,950
9,500	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, LIQ: FNMA, 0.160%, 09/07/12	9,500
7,000	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.190%, 09/07/12	7,000
3,400	City of Manhattan Beach, COP, VRDO, LOC: Bank of America N.A., 0.210%, 09/07/12	3,400
3,025	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	3,025
4,000	City of Modesto, Multi-Family Housing, Westdale Commons, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	4,000
3,120	City of Palo Alto, Series ROCS-RR-II-R-11859, GO, VAR, LIQ: Citibank N.A., 0.200%, 09/07/12	3,120
5,900	City of Walnut Creek, Multi-Family Housing, Creekside Drive, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	5,900
600	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Series C, Rev., VRDO, FHLMC, LOC: Bank of America N.A., 0.170%, 09/07/12	600
15,750	Contra Costa County Housing Authority, Multi-Family Housing, Pleasant Hill BART Transit, Series A, Rev., VAR, LOC: Bank of America N.A., 0.230%, 09/07/12	15,750
	Deutsche Bank Spears/Lifers Trust Various States,
8,425	Series DB-304, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	8,425
8,330	Series DB-324, GO, VRDO, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	8,330

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
8,365	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	8,365
25,040	Series DB-422, GO, VRDO, AGM, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	25,040
11,600	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	11,600
8,260	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	8,260
16,605	Series DB-466, GO, VAR, NATL-RE FGIC, LIQ: Deutsche Bank AG, 0.270%, 09/07/12	16,605
7,265	Series DB-629, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	7,265
14,780	Series DB-634, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	14,780
8,127	Series DB-648, GO, VRDO, AGM, NATL-RE, FGIC, LIQ: Deutsche Bank AG, 0.270%, 09/07/12	8,127
333	Series DB-657, GO, VRDO, AGC, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	333
10,000	Series DB-665, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	10,000
5,530	Series DB-681, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	5,530
11,770	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	11,770
6,700	Deutsche Bank Spears/Lifers Trust Various States, Tax Allocation, Series DB-294, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	6,700
7,975	Eclipse Funding Trust, Solar Eclipse, California, Series 2006-0065, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	7,975
1,110	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	1,110
8,350	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	8,350
7,830	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12 (p)	7,830
915	Eclipse Funding Trust, Solar Eclipse, San Mateo, Tax Allocation, Series 2006-0052, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	915

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
5,000	Golden State Tobacco Securitization Corp., Series 2215, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.350%, 09/07/12	5,000
2,425	Grossmont-Cuyamaca Community College District, Series ROCS-RR-II-R-11519, GO, VRDO, AGC, LIQ: Citibank N.A., 0.190%, 09/07/12	2,425
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/07/12	490
8,255	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Citibank N.A., 0.180%, 09/07/12	8,255
2,700	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	2,700
1,586	Los Angeles Community Redevelopment Agency, Views at 270, Series A, Rev., VRDO, LOC: Citibank N.A., 0.300%, 09/07/12	1,586
3,400	Los Angeles County Community Development Commission, Willowbrook Project, COP, VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 09/07/12	3,400
425	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	425
3,200	Los Angeles County, Multi-Family Housing, 1984 Issue, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 09/07/12	3,200
6,325	Los Angeles County, Multi-Family Housing, Valencia Housing Project, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 09/07/12	6,325
	Metropolitan Water District of Southern California,
10,020	Series A-2, Rev., VRDO, 0.150%, 09/07/12	10,020
3,150	Series B, Rev., VRDO, 0.160%, 09/07/12	3,150
15,750	Modesto Irrigation District Financing Authority, Municipal Securities Trust Receipts, Series A, Class A, Rev., VRDO, NATL-RE, LIQ: Societe Generale, LOC: Societe Generale, 0.280%, 09/07/12	15,750
20,000	Norwalk-La Mirada Unified School District, Series SG-169, GO, VAR, FGIC, LIQ: Societe Generale, 0.200%, 09/07/12	20,000
2,135	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 09/07/12	2,135

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
1,810	Orange County, Villas La Paz, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	1,810
2,200	Orange County, WLCO LF Partners, Series G1, Rev., VRDO, FNMA, 0.140%, 09/07/12	2,200
5,700	Pittsburg Public Financing Authority, Rev., VRDO, LOC: Bank of The West, 0.300%, 09/07/12	5,700
	Puttable Floating Option Tax-Exempt Receipts,
5,000	Series PT-4433, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.160%, 09/07/12	5,000
6,920	Series PT-4574, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 09/07/12	6,920
4,000	Series PT-4694, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12	4,000
10,270	Series PT-4698, Rev., VRDO, AMBAC, LIQ: Bank of America N.A. , 0.320%, 09/07/12	10,270
20,000	RBC Municipal Products, Inc. Trust, Series E-21, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.210%, 09/04/12	20,000
8,855	Riverside Unified School District, Series 3017, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Morgan Stanley Bank, 0.320%, 09/07/12	8,855
5,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford Heights Apartments, Series H, Rev., VAR, FNMA, 0.160%, 09/07/12	5,000
	Sacramento County Sanitation Districts Financing Authority, Municipal Securities Trust Receipts,
23,900	Series SGC-48, Class A, Rev., VRDO, FGIC, LIQ: Societe Generale, LOC: Societe Generale, 0.280%, 09/07/12	23,900
4,700	Series SGC-49, Class A, Rev., VRDO, FGIC, LIQ: Societe Generale, LOC: Societe Generale, 0.280%, 09/07/12	4,700
1,300	Sacramento Housing Authority, Multi-Family Housing, Lofts at Natomas Apartments, FNMA, 0.160%, 09/07/12	1,300
3,855	San Diego County Foundation, COP, VRDO, LOC: U.S. Bank N.A., 0.150%, 09/07/12	3,855
2,600	San Francisco City & County Airports Commission, Second Series, Series 36C, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 09/07/12	2,600
19,465	San Francisco City & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.210%, 09/07/12	19,465

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
30,825	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.350%, 09/07/12	30,825
1,000	San Francisco City & County Redevelopment Agency, Maria Manor Apartments, Series F, Rev., VRDO, LOC: Citibank N.A., 0.230%, 09/07/12	1,000
1,000	San Francisco City & County, Multi-Family Housing, Folsom Dore Apartment Project, Rev., VRDO, LOC: Citibank N.A., 0.240%, 09/07/12	1,000
2,169	San Jose, Multi-Family Housing, Sunset Square Apartments Project, Series E, Rev., VRDO, LOC: Citibank N.A., 0.210%, 09/07/12	2,169
1,220	San Rafael Redevelopment Agency, Multi-Family Housing, Commons Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.280%, 09/07/12	1,220
3,100	Santa Ana Housing Authority, Multi-Family Housing, Harbor Pointe Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	3,100
1,200	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 09/07/12	1,200
8,000	Santa Clara County Financing Authority, Multiple Facilities Projects, Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.220%, 09/07/12	8,000
10,265	Santa Clara Valley Transportation Authority, Series C, Rev., VRDO, 0.160%, 09/07/12	10,265
27,775	Southern California Public Power Authority, Series A, Rev., VAR, AGM, 0.220%, 09/07/12	27,775
6,500	State of California, Series 2813, LIQ: Morgan Stanley Bank, 0.350%, 09/07/12	6,500
26,000	State of California, Municipal Securities Trust Receipts, Series SGC-6, GO, VAR, LIQ: Societe Generale, LOC: Societe Generale, 0.220%, 09/07/12	26,000
2,015	Town of Windsor, Multi-Family Housing, Oakmont at Windsor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	2,015
4,200	Upland Housing Authority, Multi-Family Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	4,200
	Wells Fargo Stage Trust,
6,000	Series 2008-7C, Rev., VRDO, NATL-RE, LIQ: Wells Fargo Bank N.A., 0.300%, 09/07/12 (e)	6,000
8,700	Series 55C, GO, VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.280%, 09/07/12 (e)	8,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
4,435	William S. Hart Union High School District, Municipal Securities Trust Receipts, Series SGC-59, Class A, GO, VAR, LIQ: Societe Generale, LOC: Societe Generale, 0.220%, 09/07/12	4,435

		944,114

	Ohio — 0.1%
1,485	Deutsche Bank Spears/Lifers Trust Various States, Series DB-327, Rev., VRDO, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	1,485

	Puerto Rico — 0.7%
9,200	Commonwealth of Puerto Rico Public Improvement, Series C, GO, VRDO, AGM, LOC: Barclays Bank plc, 0.160%, 09/07/12	9,200

	Total Weekly Demand Notes (Cost $954,799)	954,799

SHARES
Variable Rate Demand Preferred Shares — 8.5%
20,000	Nuveen California AMT-Free Municipal Income Fund, 0.270%, 09/07/12 # (e)	20,000
38,100	Nuveen California Dividend Advantage Municipal Fund, LIQ: Citibank N.A., 0.350%, 09/07/12 # (e)	38,100
	Nuveen California Investment Quality Fund, Inc.
10,000	LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	10,000
7,000	LIQ: Citibank N.A., 0.350%, 09/07/12 # (e)	7,000
9,000	Nuveen California Performance Plus Municipal Fund, Inc., LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	9,000
6,000	Nuveen California Quality Income Municipal Fund, Inc., 0.270%, 09/07/12 # (e)	6,000
26,500	Nuveen California Quality Premium Income Municipal Fund, Inc., LIQ: Deutsche Bank AG, 0.290%, 09/07/12 # (e)	26,500

	Total Variable Rate Demand Preferred Shares (Cost $116,600)	116,600

	Total Investments — 100.0% (Cost $1,365,539)*	1,365,539
	Other Assets in Excess of Liabilities — 0.0% (g)	486

	NET ASSETS — 100.0%	$1,366,025

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 18.5%
	Michigan — 18.5%
1,710	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S Bank N.A., 0.210%, 09/04/12	1,710
3,320	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.210%, 09/04/12	3,320
7,720	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.240%, 09/04/12	7,720
	Michigan State Housing Development Authority, Rental Housing,
4,245	Series A, Rev., VRDO, AMT, AGM, LIQ: Fortis Bank S.A., 0.360%, 09/04/12	4,245
1,530	Series A, Rev., VRDO, AMT, AGM, LOC: Fortis Bank S.A., 0.360%, 09/04/12	1,530
2,175	Series C, Rev., VRDO, AMT, AGM, LIQ: Fortis Bank S.A., 0.360%, 09/04/12	2,175
1,245	University of Michigan, General, Series B, Rev., VRDO, 0.170%, 09/04/12	1,245
3,470	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 0.170%, 09/04/12	3,470

	Total Daily Demand Notes (Cost $25,415 )	25,415

Municipal Bonds — 8.2%
	Michigan — 8.2%
5,000	Michigan Finance Authority, State Aid Notes, Series B-1, Rev., 2.000%, 08/20/13	5,077
6,100	Michigan State Hospital Finance Authority, Ascension Health, Series F-8, Rev., VRDO, 0.260%, 03/29/13 (i)	6,100

	Total Municipal Bonds (Cost $11,177)	11,177

Weekly Demand Notes — 73.3%
	Massachusetts — 2.0%
2,800	Massachusetts State Municipal Securities Trust Receipts, Series SGC-51, Class A, GO, VRDO, AMBAC, LIQ: Societe Generale, LOC: Societe Generale, 0.220%, 09/07/12	2,800

	Michigan — 66.3%
	Austin Trust,
1,575	Series 2007-1009, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.310%, 09/07/12 (m)	1,575
830	Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.270%, 09/07/12	830
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.480%, 09/07/12	1,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
3,685	Detroit City School District, Series ROCS-RR-II-R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.370%, 09/07/12	3,685
385	Deutsche Bank Spears/Lifers Trust Various States, Series DB-302, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	385
1,665	Holt Public Schools, GO, VRDO, Q-SBLF, 0.240%, 09/07/12	1,665
1,405	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.270%, 09/07/12	1,405
400	Kent Hospital Finance Authority, Spectrum Health System, Series B3, Rev., VRDO, 0.160%, 09/07/12	400
4,700	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LOC: Landesbank Schleswig-Holstein, 0.240%, 09/07/12	4,700
1,500	Michigan Finance Authority, Unemployment Obligation Assessment, Series C, Rev., VRDO, LOC: Citibank N.A., 0.170%, 09/07/12	1,500
4,260	Michigan Higher Education Facilities Authority, Law School Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 09/07/12	4,260
4,400	Michigan State Hospital Finance Authority, Series ROCS-RR-II-R-11869, Rev., VRDO, LIQ: Citibank N.A., 0.190%, 09/07/12	4,400
3,460	Michigan State Housing Development Authority, Canterbury Housing, Limited Obligation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/07/12	3,460
1,395	Michigan State Housing Development Authority, Multi-Family Housing, Series C, Rev., VRDO, AMT, 0.190%, 09/07/12	1,395
4,090	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FHLMC, 0.180%, 09/07/12	4,090
300	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	300
1,350	Michigan State Housing Development Authority, Non AMT, Non ACE, Series D, Rev., VRDO, LIQ: FHLMC, 0.150%, 09/07/12	1,350
	Michigan State Housing Development Authority, Rental Housing,
1,490	Series C, Rev., VRDO, AMT, LIQ: Bank of Nova Scotia, 0.200%, 09/07/12	1,490
425	Series D, Rev., VRDO, AMT, LIQ: Bank of Nova Scotia, 0.190%, 09/07/12	425

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Michigan — Continued
	Michigan State Housing Development Authority, Single Family Housing,
6,135	Series B, Rev., VRDO, AMT, LIQ: FHLMC, 0.180%, 09/07/12	6,135
3,425	Series C, Rev., VRDO, 0.160%, 09/07/12	3,425
600	Series D, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.180%, 09/07/12	600
1,500	Michigan State Housing Development Authority, Single Family Mortgage, Series E, Rev., VRDO, AMT, 0.190%, 09/07/12	1,500
715	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.370%, 09/07/12	715
1,300	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.480%, 09/07/12	1,300
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: First of America Bank, 0.340%, 09/07/12	1,000
2,010	Michigan Strategic Fund, Enovateit LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.220%, 09/07/12	2,010
970	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: PNC Bank N.A., 0.270%, 09/07/12	970
895	Michigan Strategic Fund, Printing System, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.270%, 09/07/12	895
1,555	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.320%, 09/07/12	1,555
2,100	Michigan Strategic Fund, Sur-Flow Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.270%, 09/07/12	2,100
500	Michigan Strategic Fund, Transnav Technologies, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.480%, 09/07/12	500
3,195	Michigan Strategic Fund, Wedgwood Christian Services Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/07/12	3,195
3,260	Milan Area Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.240%, 09/07/12	3,260
1,520	Oakland County EDC, A&M Label Project, Rev., VRDO, LOC: PNC Bank N.A., 0.270%, 09/07/12	1,520
2,170	Oakland County EDC, Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.270%, 09/07/12	2,170

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
3,000	Puttable Floating Option Tax-Exempt Receipts, Series PT-4700, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12	3,000
	RBC Municipal Products, Inc. Trust, Floater Certificates,
4,420	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.220%, 09/07/12	4,420
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.220%, 09/07/12	5,950
375	Saline Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.240%, 09/07/12	375
6,045	Wells Fargo Stage Trust, Floater Certificates, Series 33C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	6,045

		90,955

	Puerto Rico — 5.0%
6,800	Commonwealth of Puerto Rico, Public Improvement, Series C-5-2, GO, VRDO, AGM, LOC: Barclays Bank plc, 0.160%, 09/07/12	6,800

	Total Weekly Demand Notes (Cost $100,555)	100,555

	Total Investments — 100.0% (Cost $137,147)*	137,147
	Other Assets in Excess of Liabilities — 0.0% (g)	3

	NET ASSETS — 100.0%	$137,150

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 1.5%
	New York — 1.5%
3,000	New York City, Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.210%, 09/04/12	3,000
700	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation, Series BB-1, Rev., VRDO, 0.210%, 09/04/12	700
6,500	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation, Fiscal 2008, Series BB-3, Rev., VRDO, 0.190%, 09/04/12	6,500
3,700	New York City Transitional Finance Authority, Future Tax Secured, Subseries C-5, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 09/04/12	3,700
5,400	New York Mortgage Agency, Homeowner Mortgage, Series 142, Rev., VRDO, AMT, 0.200%, 09/04/12	5,400

	Total Daily Demand Notes (Cost $19,300 )	19,300

Municipal Bonds — 9.7%
	New York — 9.7%
10,250	Afton Central School District, Refunding, GO, BAN, 1.000%, 06/28/13 (m)	10,279
4,860	City of Auburn, Cayuga County, Series A, GO, BAN, 1.500%, 05/31/13	4,887
2,500	Depew New York, BAN, 1.250%, 08/29/13	2,516
15,000	Enlarged City School District, GO, BAN, 1.500%, 11/21/12	15,024
5,935	Essex County, New York, GO, BAN, 1.500%, 11/16/12	5,946
7,598	Geneva City, GO, BAN, 1.500%, 02/07/13	7,624
5,469	Malone Central School District, Series A, GO, BAN, 1.500%, 12/28/12	5,481
9,331	Mexico Central School District, GO, 1.500%, 07/19/13	9,400
4,078	Newstead New York, GO, 1.500%, 07/24/13	4,109
2,212	Ontario New York, GO, BAN, 0.700%, 02/25/13	2,214
9,505	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770X, Rev., VRDO, 0.230%, 09/07/12	9,505
4,089	Rome New York, BAN, 0.800%, 02/15/13 (w)	4,091
	Schenectady City School District,
9,501	GO, BAN, 1.000%, 07/05/13	9,527
5,000	GO, RAN, 2.000%, 01/18/13	5,019
13,325	Series A, GO, BAN, 1.500%, 05/24/13	13,395

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
3,246	Town of LaGrange, Dutchess County, Series B, GO, BAN, 1.500%, 03/29/13	3,261
10,800	Town of Vestal, Broome County, GO, BAN, 1.500%, 05/17/13	10,865

	Total Municipal Bonds (Cost $123,143 )	123,143

Weekly Demand Notes — 81.9%
	New York — 81.9%
3,000	Albany Industrial Development Agency, Civic Facility Revenue, Series A, Rev., VRDO, 0.160%, 09/07/12	3,000
	Austin Trust, Various States,
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.270%, 09/07/12	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.270%, 09/07/12	8,955
2,475	Series 2008-3506, Rev., VRDO, AGM-CR, LIQ: Bank of America N.A., 0.240%, 09/07/12	2,475
	Deutsche Bank Spears/Lifers Trust Various States,
5,820	Series DB-1027X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.210%, 09/07/12 (e)	5,820
6,265	Series DB-1028X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.210%, 09/07/12 (e)	6,265
7,770	Series DB-1031X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.210%, 09/07/12 (e)	7,770
9,865	Series DB-1033X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.240%, 09/07/12 (e)	9,865
6,430	Series DB-1036X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.240%, 09/07/12 (e)	6,430
16,295	Series DB-1091, Rev., VRDO, 0.200%, 09/07/12 (e)	16,295
21,725	Series DBE-1029X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.240%, 09/07/12 (e)	21,725
11,980	Series DBE-1090X, Rev., VRDO, 0.200%, 09/07/12 (e)	11,980
225	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ: U.S. Bank N.A., LOC:U.S. Bank N.A., 0.170%, 09/07/12	225
2,405	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC:U.S. Bank N.A., 0.170%, 09/07/12	2,405
14,900	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0045, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC:U.S. Bank N.A., 0.170%, 09/07/12	14,900

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
6,035	Erie County Industrial Development Agency (The), Deutsche Bank Spears, Series DB-1054, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.210%, 09/07/12	6,035
1,530	Franklin County Industrial Development Agency, Trudeau Institute Inc. Project, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.230%, 09/07/12	1,530
30,000	Long Island Power Authority, Electric Systems, Series C, Rev., VRDO, 0.140%, 09/07/12	30,000
15,900	Metropolitan Transportation Authority, Series A-1, Rev., VRDO, LOC: Morgan Stanley Bank, 0.200%, 09/07/12	15,900
	New York City,
11,250	Series 3015, GO, VRDO, LIQ: Morgan Stanley Bank, 0.170%, 09/07/12	11,250
12,700	Series 3062X, Rev., VRDO, 0.240%, 09/07/12 (e)	12,700
10,230	Series B2, Subseries B-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	10,230
2,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	2,000
3,500	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.230%, 09/07/12	3,500
20,550	Subseries A-3, GO, VRDO, LOC: Morgan Stanley Bank, 0.180%, 09/07/12	20,550
15,560	Subseries A-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/07/12	15,560
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.230%, 09/07/12	3,550
1,225	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	1,225
19,485	New York City Housing Development Corp., Series 2899, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.170%, 09/07/12	19,485
	New York City Housing Development Corp., Multi-Family Housing,
4,035	Series A, Rev., VRDO, 0.200%, 09/07/12	4,035
7,330	Series ROCS RR II R-11699, Rev., VRDO, 0.230%, 09/07/12 (e)	7,330
6,970	Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.190%, 09/07/12	6,970
26,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 09/07/12	26,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
6,665	New York City Housing Development Corp., Multi-Family Housing, Boricua Village Apartments Site C, Series A, Rev., VRDO, LOC: Citibank N.A., 0.300%, 09/07/12	6,665
2,675	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	2,675
3,470	New York City Housing Development Corp., Multi-Family Housing, The Dorado Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.190%, 09/07/12	3,470
1,590	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.220%, 09/07/12	1,590
13,500	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: M&T Bank, 0.250%, 09/07/12	13,500
4,000	New York City Industrial Development Agency, Korean Air Lines Co., Ltd. Project, Series C, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.170%, 09/07/12	4,000
36,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.180%, 09/07/12	36,600
3,900	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.210%, 09/07/12	3,900
	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation, Fiscal 2008,
7,100	Series BB-2, Rev,, 0.170%, 09/07/12	7,100
10,000	Series BB-4, Rev., VRDO, 0.330%, 09/07/12	10,000
7,935	New York City Transitional Finance Authority, Subseries 2-D, Rev., VRDO, LOC: LLoyds TSB Bank plc, 0.200%, 09/07/12	7,935
44,700	New York City Transitional Finance Authority, Future Tax Secured, Series C, Rev., VRDO, LIQ: Landesbank Baden-Wuerttemberg, 0.220%, 09/07/12	44,700
5,635	New York City Transitional Finance Authority, New York City Recovery, Series 1, Subseries 1E, Rev., VRDO, LOC: Bayerische Landesbank, 0.190%, 09/07/12	5,635
3,590	New York City Trust for Cultural Resources, Refunding, American Musuem Natural History, Series B3, Rev., VRDO, 0.150%, 09/07/12	3,590

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
	New York Liberty Development Corp.,
10,000	Series 3226, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12	10,000
31,170	Series 3232, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12	31,170
16,025	Series 41TP, Rev., VRDO, 0.210%, 09/07/12	16,025
5,425	Series DBE-1060X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.200%, 09/07/12 (e)	5,425
7,500	Series ROCS-RR-II-R-11937, Rev., VRDO, LIQ: Citibank N.A., 0.230%, 09/07/12	7,500
	New York Mortgage Agency, Homeowner Mortgage,
17,700	Series 125, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.180%, 09/07/12	17,700
12,000	Series 129, Rev., VRDO, AMT, LIQ: Barclays Bank plc, 0.180%, 09/07/12	12,000
12,100	Series 153, Rev., VRDO, AMT, 0.180%, 09/07/12	12,100
	New York State Dormitory Authority,
2,900	Series ROCS-RR-II-R-11479, Rev., VRDO, LIQ: Citibank N.A., 0.190%, 09/07/12	2,900
9,240	Series ROCS-RR-II-R-11559, Rev., VRDO, BHAC-CR, AGC, LIQ: Citibank N.A., 0.190%, 09/07/12	9,240
6,175	Series ROCS-RR-II-R-11816, Rev., VRDO, LIQ: Citibank N.A., 0.190%, 09/07/12	6,175
15,830	Series ROCS-RR-II-R-12121, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 09/07/12	15,830
17,515	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 0.170%, 09/07/12	17,515
35,225	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.170%, 09/07/12	35,225
	New York State Dormitory Authority, Fordham University,
9,500	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 09/07/12	9,500
6,955	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 09/07/12	6,955
2,800	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 0.170%, 09/07/12	2,800
3,250	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.160%, 09/07/12	3,250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
	New York State Dormitory Authority, St. Johns University,
1,785	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	1,785
6,500	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 09/07/12	6,500
17,370	New York State Dormitory Authority, Teresian House, Rev., VRDO, LOC: M&T Bank, 0.220%, 09/07/12	17,370
10,000	New York State Energy Research & Development Authority, Consolidated Edison Co, Subseries C-2, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.190%, 09/07/12	10,000
9,950	New York State Housing Finance Agency, Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/07/12	9,950
1,150	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	1,150
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Series A, Rev., VRDO, LOC: FNMA, 0.170%, 09/07/12	2,000
4,050	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.350%, 09/07/12	4,050
5,100	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 09/07/12	5,100
400	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 09/07/12	400
5,000	New York State Housing Finance Agency, 600 West 42nd Street Housing, Series A, Rev., VRDO, AMT, 0.200%, 09/07/12	5,000
6,900	New York State Housing Finance Agency, 8 East 102nd Street Housing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/07/12	6,900
5,300	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	5,300
1,450	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	1,450

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
4,085	New York State Housing Finance Agency, Clarkston Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/07/12	4,085
22,000	New York State Housing Finance Agency, Clinton Park Phase II, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 09/07/12	22,000
15,750	New York State Housing Finance Agency, Historic Front Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	15,750
10,000	New York State Housing Finance Agency, Housing Related Taconic, Series A, Rev., VRDO, 0.140%, 09/07/12	10,000
4,770	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/07/12	4,770
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LOC: Bayerische Landesbank, 0.180%, 09/07/12	3,400
37,210	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	37,210
	New York State Housing Finance Agency, Victory Housing,
1,500	Series 2000-A, Rev., VRDO, FHLMC, 0.180%, 09/07/12	1,500
5,000	Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/07/12	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	6,700
6,700	New York State Housing Finance Agency, West Haverstraw, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	6,700
1,600	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	1,600
6,780	New York State Thruway Authority, Series 1427, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12	6,780
4,800	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series ROCS RR II R-14011, Rev., VRDO, 0.190%, 09/07/12 (e)	4,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
	New York State Urban Development Corp.,
12,760	Rev., VRDO, FGIC-TCRS, LIQ: Societe Generale, 0.200%, 09/07/12	12,760
19,500	Rev., VRDO, FGIC-TCRS, LIQ: Societe Generale, 0.200%, 09/07/12	19,500
2,990	Onondaga County Industrial Development Agency, Albany Molecular Research Project, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/07/12	2,990
	Puttable Floating Option Tax-Exempt Receipts,
17,655	Series PT-4623, Rev., VRDO, LIQ: PB Capital Corp., 0.310%, 09/07/12	17,655
2,545	Series PT-4725, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12	2,545
2,100	Ramapo State Housing Authority, Spring VY Homes Project, Series A, Rev., VRDO, 0.170%, 09/07/12	2,100
5,000	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	5,000
	Triborough Bridge & Tunnel Authority,
7,060	Subseries B-3, Rev., VRDO, 0.270%, 09/07/12	7,060
37,185	Subseries CD, Rev., VRDO, AGM, 0.270%, 09/07/12	37,185
10,400	Trust for Cultural Resources, Solomon R Guggenheim, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 09/07/12	10,400
	Wells Fargo Stage Trust, Floater Certificates,
18,240	Series 12-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	18,240
3,900	Series 2009-3C, Rev., VRDO, 0.170%, 09/07/12 (e)	3,900
2,500	Series 39C, GO, VRDO, 0.170%, 09/07/12 (e)	2,500

	Total Weekly Demand Notes (Cost $1,039,015)	1,039,015

SHARES
Variable Rate Demand Preferred Shares — 7.2%
13,300	BlackRock Muni Income Quality Trust Fund, Inc., 0.350%, 09/07/12 # (e)	13,300
20,000	BlackRock MuniHoldings New York Quality Fund, Inc., LIQ: Bank of America N.A., 0.380%, 09/07/12 # (e)	20,000
20,000	Nuveen New York Investment Quality Muni Fund, Inc., LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	20,000
20,000	Nuveen New York Performance Plus Muni Fund, Inc., LIQ: Deutsche Bank A.G., 0.280%, 09/07/12 # (e)	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Variable Rate Demand Preferred Shares — Continued
17,700	Nuveen New York Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	17,700

	Total Variable Rate Demand Preferred Shares (Cost $91,000)	91,000

	Total Investments — 100.3% (Cost $1,272,458)*	1,272,458
	Liabilities in Excess of Other Assets — (0.3)%	(3,406)

	NET ASSETS — 100.0%	$1,269,052

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 9.7%
	Ohio — 9.7%
1,260	Allen County, Catholic Healthcare, Series C, Rev., VRDO, LOC: Union Bank N.A., 0.170%, 09/04/12 (m)	1,260
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
175	Series A, Rev., VRDO, 0.210%, 09/04/12	175
705	Series A, Rev., VRDO, 0.210%, 09/04/12	705
3,540	Ohio State Water Development Authority, Pollution Control, FirstEnergy Nuclear Generation Corp. Project, Series C, Rev., VRDO, LOC: UBS AG, 0.210%, 09/04/12	3,540

	Total Daily Demand Notes (Cost $5,680)	5,680

Municipal Bonds — 7.8%
	Ohio — 7.8%
1,950	City of Marysville, Wastewater Treatment Systems, GO, BAN, 1.500%, 05/30/13	1,962
	Union Township, Clermont County,
1,000	GO, BAN, 1.000%, 09/11/13 (w)	1,006
1,000	GO, BAN, 1.125%, 09/12/12 (p)	1,000
600	Franklin County, Ohio Hospital Facilities, Health Corp., Series C, Rev., VAR, 0.620%, 06/03/13	601

	Total Municipal Bonds (Cost $4,569)	4,569

Weekly Demand Notes — 84.2%
	Delaware — 2.0%
1,190	Delaware State Housing Authority, MERLOTS, Series C, Rev., VRDO, 0.470%, 09/07/12	1,190

	Ohio — 75.3%
2,785	Austin Trust, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.300%, 09/07/12	2,785
400	City of Grove City, Multi-Family Housing, Regency Arms Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	400
1,530	City of Monroe, Tax Increment Revenue, Corridor 75, Park Limited Project, VRDO, LOC: PNC Bank N.A., 0.190%, 09/07/12	1,530
680	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 09/07/12	680
1,360	Columbus Regional Airport Authority, OASBO Expanded Asset, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 09/07/12	1,360

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — Continued
1,010	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 09/07/12	1,010
1,300	Cuyahoga County, Airport Facilities, Corporate Wings Project, Rev., VRDO, LOC: Privatebank and Trust, 0.390%, 09/07/12	1,300
	Deutsche Bank Spears/Lifers Trust Various States,
1,300	Series 488, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	1,300
5,190	Series 570, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	5,190
1,000	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	1,000
2,550	Erie County, Hospital Facilities, Series MT-253, Rev., VRDO, 0.350%, 09/07/12	2,550
1,200	Franklin County, Hospital Facilities, Ohio Health, Series B, Rev., VRDO, 0.160%, 09/07/12	1,200
5,350	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.210%, 09/07/12	5,350
200	Franklin County, U.S. Health Corp., Improvement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 09/07/12	200
2,000	Hamilton County, Boys/Girls Club, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.220%, 09/07/12	2,000
685	Hancock County, Multi-Family Housing, Crystal Glen Apartments, Series B, Rev., VRDO, LOC: FHLB, 0.220%, 09/07/12	685
2,815	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 0.190%, 09/07/12	2,815
486	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate, Series B, Rev., VRDO, LOC: FHLB, 0.340%, 09/07/12	486
1,000	Ohio Air Quality Development Authority, Pollution, FirstEnergy Generation Corp. Project, Series B, Rev., VRDO, LOC: UBS AG, 0.190%, 09/07/12	1,000
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
500	Series D, Rev, VRDO, AMT, FHLB, 0.160%, 09/07/12	500
1,975	Series J, Rev., VRDO, 0.210%, 09/07/12	1,975

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Ohio — Continued
900	Ohio State Water Development Authority, Pollution Control, FirstEnergy Nuclear Generation Corp. Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	900
600	Ohio State Water Development Authority, Water Development Timken, Rev., VRDO, LOC: Northern Trust Co. (The), 0.190%, 09/07/12	600
2,250	Toledo-Lucas County Port Authority, FlightSafety, Series 1, Rev., VRDO, 0.170%, 09/07/12	2,250
	Wells Fargo Stage Trust, Various States, Floater Certificates,
545	Series 12-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	545
2,155	Series 56-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.170%, 09/07/12	2,155
2,173	Wood County, Reclamation Technologies, IDR, Rev., VRDO, LOC: PNC Bank N.A., 0.270%, 09/07/12	2,173

		43,939

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Puerto Rico — 6.9%
2,700	Commonwealth of Puerto Rico Public Improvement, Series C, GO, VRDO, AGM, LOC: Barclays Bank plc, 0.160%, 09/07/12	2,700
1,310	Deutsche Bank Spears/Lifers Trust Various States, Series 462, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	1,310

		4,010

	Total Weekly Demand Notes (Cost $49,139)	49,139

	Total Investments — 101.7% (Cost $59,388)*	59,388
	Liabilities in Excess of Other Assets — (1.7)%	(1,017)

	NET ASSETS — 100.0%	$58,371

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	19

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

ACE	— Adjusted Current Earnings
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp. †
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CR	— Custodial Receipts
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDC	— Economic Development Corp.
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance, Inc.
GO	— General Obligation
ICC	— Insured Custody Certificates
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note
RE	— Reinsured
Rev.	— Revenue
ROCS	— Reset Option Certificates
TCRS	— Transferable Custodial Receipts

TRAN	— Tax & Revenue Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2012.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2012.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next demand date or final maturity date.
(w)	— When-issued security.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.
†	— Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,365,539		$137,147		$1,272,458	$59,388
Cash	5		6		5	1
Receivables:
Interest from non-affiliates	774		59		999	32

Total Assets	1,366,318		137,212		1,273,462	59,421

LIABILITIES:
Payables:
Distributions	1		—	(a)	2	—
Investment securities purchased	—		—		4,091	1,005
Accrued liabilities:
Investment advisory fees	94		8		87	—	(a)
Administration fees	83		8		77	2
Shareholder servicing fees	44		—	(a)	57	—	(a)
Custodian and accounting fees	9		5		8	4
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	4	—	(a)
Printing and mailing costs	31		10		35	4
Professional fees	21		23		23	23
Other	10		8		26	12

Total Liabilities	293		62		4,410	1,050

Net Assets	$1,366,025		$137,150		$1,269,052	$58,371

NET ASSETS:
Paid-in-capital	$1,365,903		$137,130		$1,269,084	$58,375
Accumulated undistributed (distributions in excess of) net investment income	(21)		(5)		(81)	(3)
Accumulated net realized gains (losses)	143		25		49	(1)

Total Net Assets	$1,366,025		$137,150		$1,269,052	$58,371

Net Assets:
E*Trade	$878,986		$—		$328,446	$—
Morgan	383,629		7,863		548,434	19,340
Premier	—		28,218		—	2,845
Reserve	—		101,069		331,793	18,584
Service	103,410		—		60,379	17,602

Total	$1,366,025		$137,150		$1,269,052	$58,371

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
E*Trade	878,716		—		328,449	—
Morgan	383,643		7,862		548,439	19,331
Premier	—		28,216		—	2,844
Reserve	—		101,062		331,793	18,577
Service	103,441		—		60,380	17,596

Net Asset Value offering and redemption price per share (all classes)	$1.00		$1.00		$1.00	$1.00

Cost of investments in non-affiliates	$1,365,539		$137,147		$1,272,458	$59,388

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	21

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,742		$197	$1,901	$84

EXPENSES:
Investment advisory fees	547		59	531	26
Administration fees	477		51	463	23
Distribution fees:
E*Trade	2,561		—	987	—
Morgan	203		4	293	10
Reserve	—		135	434	25
Service	321		—	196	68
Shareholder servicing fees:
E*Trade	1,281		—	493	—
Morgan	712		14	1,026	36
Premier	—		46	—	5
Reserve	—		162	521	29
Service	160		—	98	34
Custodian and accounting fees	24		14	23	14
Interest expense to affiliates	—	(a)	—	—	—
Professional fees	28		23	31	22
Trustees’ and Chief Compliance Officer’s fees	8		1	6	—	(a)
Printing and mailing costs	28		3	26	3
Registration and filing fees	15		9	19	7
Transfer agent fees	19		6	55	5
Other	9		2	11	4

Total expenses	6,393		529	5,213	311

Less amounts waived	(4,694)		(332)	(3,328)	(227)
Less earnings credits	—	(a)	—	—	—

Net expenses	1,699		197	1,885	84

Net investment income (loss)	43		—	16	—

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	128		15	2	—

Change in net assets resulting from operations	$171		$15	$18	$—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43	$95	$—	$—
Net realized gain (loss)	128	42	15	19

Change in net assets resulting from operations	171	137	15	19

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(43)	(82)	—	—
From net realized gains	(7)	(9)	—	—
Morgan
From net investment income	—	(10)	—	—
From net realized gains	(3)	(4)	— (a)	—
Premier
From net realized gains	—	—	(1)	—
Reserve
From net realized gains	—	—	(4)	—
Service
From net investment income	—	(3)	—	—
From net realized gains	(1)	(1)	—	—

Total distributions to shareholders	(54)	(109)	(5)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(36,813)	32,570	(14,534)	(26,433)

NET ASSETS:
Change in net assets	(36,696)	32,598	(14,524)	(26,414)
Beginning of period	1,402,721	1,370,123	151,674	178,088

End of period	$1,366,025	$1,402,721	$137,150	$151,674

Accumulated undistributed (distributions in excess of) net investment income	$(21)	$(21)	$(5)	$(5)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16	$39	$—	$—
Net realized gain (loss)	2	69	—	—

Change in net assets resulting from operations	18	108	—	—

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(16)	(31)	—	—
From net realized gains	(5)	—	—	—
Morgan
From net investment income	—	(5)	—	(2)
From net realized gains	(9)	—	—	—
Premier
From net investment income	—	—	—	— (a)
Reserve
From net investment income	—	(2)	—	(2)
From net realized gains	(5)	—	—	—
Service
From net investment income	—	(1)	—	(2)
From net realized gains	(1)	—	—	—

Total distributions to shareholders	(36)	(39)	—	(6)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(151,562)	(208,048)	(18,467)	(1,088)

NET ASSETS:
Change in net assets	(151,580)	(207,979)	(18,467)	(1,094)
Beginning of period	1,420,632	1,628,611	76,838	77,932

End of period	$1,269,052	$1,420,632	$58,371	$76,838

Accumulated undistributed (distributions in excess of) net investment income	$(81)	$(81)	$(3)	$(3)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$161,580	$441,954	$—	$—
Dividends and distributions reinvested	50	90	—	—
Cost of shares redeemed	(172,590)	(399,688)	—	—

Change in net assets resulting from E*Trade capital transactions	$(10,960)	$42,356	$—	$—

Morgan
Proceeds from shares issued	$867,228	$1,684,987	$10,245	$30,127
Dividends and distributions reinvested	2	10	— (a)	—
Cost of shares redeemed	(885,126)	(1,683,208)	(10,644)	(31,208)

Change in net assets resulting from Morgan capital transactions	$(17,896)	$1,789	$(399)	$(1,081)

Premier
Proceeds from shares issued	$—	$—	$19,103	$35,985
Dividends and distributions reinvested	—	—	1	—
Cost of shares redeemed	—	—	(19,543)	(36,543)

Change in net assets resulting from Premier capital transactions	$—	$—	$(439)	$(558)

Reserve
Proceeds from shares issued	$—	$—	$50,737	$173,480
Dividends and distributions reinvested	—	—	3	—
Cost of shares redeemed	—	—	(64,436)	(198,274)

Change in net assets resulting from Reserve capital transactions	$—	$—	$(13,696)	$(24,794)

Service
Proceeds from shares issued	$56,273	$125,401	$—	$—
Dividends and distributions reinvested	1	4	—	—
Cost of shares redeemed	(64,231)	(136,980)	—	—

Change in net assets resulting from Service capital transactions	$(7,957)	$(11,575)	$—	$—

Total change in net assets resulting from capital transactions	$(36,813)	$32,570	$(14,534)	$(26,433)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
E*Trade
Issued	161,580	441,954	—	—
Reinvested	50	90	—	—
Redeemed	(172,590)	(399,688)	—	—

Change in E*Trade Shares	(10,960)	42,356	—	—

Morgan
Issued	867,228	1,684,987	10,245	30,141
Reinvested	2	10	— (a)	—
Redeemed	(885,126)	(1,683,208)	(10,644)	(31,208)

Change in Morgan Shares	(17,896)	1,789	(399)	(1,067)

Premier
Issued	—	—	19,103	36,019
Reinvested	—	—	1	—
Redeemed	—	—	(19,543)	(36,543)

Change in Premier Shares	—	—	(439)	(524)

Reserve
Issued	—	—	50,737	173,424
Reinvested	—	—	3	—
Redeemed	—	—	(64,436)	(198,266)

Change in Reserve Shares	—	—	(13,696)	(24,842)

Service
Issued	56,273	125,401	—	—
Reinvested	1	4	—	—
Redeemed	(64,231)	(136,980)	—	—

Change in Service Shares	(7,957)	(11,575)	—	—

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$80,141	$181,666	$—	$—
Dividends and distributions reinvested	21	31	—	—
Cost of shares redeemed	(78,134)	(165,325)	—	—

Change in net assets from E*Trade capital transactions	$2,028	$16,372	$—	$—

Morgan
Proceeds from shares issued	$1,162,452	$2,363,184	$26,359	$72,103
Dividends and distributions reinvested	7	4	—	2
Cost of shares redeemed	(1,271,395)	(2,535,993)	(29,140)	(72,154)

Change in net assets from Morgan capital transactions	$(108,936)	$(172,805)	$(2,781)	$(49)

Premier
Proceeds from shares issued	$—	$—	$591	$4,079
Dividends and distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(796)	(6,068)

Change in net assets from Premier capital transactions	$—	$—	$(205)	$(1,989)

Reserve
Proceeds from shares issued	$18,709,389	$44,179,057	$12,974	$46,745
Dividends and distributions reinvested	3	1	—	2
Cost of shares redeemed	(18,750,471)	(44,201,501)	(15,054)	(56,098)

Change in net assets from Reserve capital transactions	$(41,079)	$(22,443)	$(2,080)	$(9,351)

Service
Proceeds from shares issued	$35,223	$59,232	$7,120	$44,270
Dividends and distributions reinvested	1	—	—	2
Cost of shares redeemed	(38,799)	(88,404)	(20,521)	(33,971)

Change in net assets from Service capital transactions	$(3,575)	$(29,172)	$(13,401)	$10,301

Total change in net assets resulting from capital transactions	$(151,562)	$(208,048)	$(18,467)	$(1,088)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
E*Trade
Issued	80,141	181,540	—	—
Reinvested	21	31	—	—
Redeemed	(78,134)	(165,255)	—	—

Change in E*Trade Shares	2,028	16,316	—	—

Morgan
Issued	1,162,452	2,363,527	26,359	72,103
Reinvested	7	4	—	2
Redeemed	(1,271,395)	(2,535,993)	(29,140)	(72,154)

Change in Morgan Shares	(108,936)	(172,462)	(2,781)	(49)

Premier
Issued	—	—	591	4,079
Reinvested	—	—	—	— (a)
Redeemed	—	—	(796)	(6,068)

Change in Premier Shares	—	—	(205)	(1,989)

Reserve
Issued	18,709,389	44,178,848	12,974	46,745
Reinvested	3	1	—	2
Redeemed	(18,750,471)	(44,201,501)	(15,054)	(56,098)

Change in Reserve Shares	(41,079)	(22,652)	(2,080)	(9,351)

Service
Issued	35,223	59,143	7,120	44,270
Reinvested	1	—	—	2
Redeemed	(38,799)	(88,393)	(20,521)	(33,971)

Change in Service Shares	(3,575)	(29,250)	(13,401)	10,301

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
California Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$878,986	0.24%		0.01%		1.07%
1.00	0.01		889,873	0.20		0.01		1.07
1.00	0.07		847,499	0.30		0.01		1.07
1.00	0.01		702,599	0.43	(e)	0.01		1.09
1.00	0.89		618,240	0.96	(e)	0.92		1.09
1.00	2.50		812,635	1.00		2.49		1.09

1.00	0.00		383,629	0.25		0.00	(f)	0.62
1.00	0.00	(f)	401,491	0.21		0.00	(f)	0.62
1.00	0.06		399,696	0.31		0.00	(f)	0.62
1.00	0.03		432,378	0.42	(e)	0.02		0.64
1.00	1.28		406,431	0.57	(e)	1.16		0.65
1.00	2.96		183,015	0.55		2.83		0.64

1.00	0.00		103,410	0.25		0.00	(f)	1.07
1.00	0.00	(f)	111,357	0.20		0.00	(f)	1.07
1.00	0.06		122,928	0.31		0.00	(f)	1.07
1.00	0.00		160,478	0.26		0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Michigan Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.03%.
(g)	Includes insurance expense of 0.01%.
(h)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00%	$7,863	0.27%		0.00%		0.68%
1.00	0.00	8,261	0.24		0.00		0.67
1.00	0.05	9,341	0.35		0.00	(e)	0.67
1.00	0.04	14,569	0.51	(f)	0.05		0.73
1.00	1.44	26,507	0.60	(g)	1.48		0.71
1.00	3.00	37,673	0.59		3.00		0.71

1.00	0.00	28,218	0.27		0.00		0.53
1.00	0.00	28,655	0.24		0.00		0.52
1.00	0.05	29,209	0.35		0.00	(e)	0.52
1.00	0.10	38,165	0.42	(f)	0.11		0.57
1.00	1.58	58,008	0.47	(h)	1.61		0.56
1.00	3.14	71,758	0.45		3.17		0.55

1.00	0.00	101,069	0.27		0.00		0.78
1.00	0.00	114,758	0.24		0.00		0.77
1.00	0.05	139,538	0.35		0.00	(e)	0.77
1.00	0.02	220,793	0.32	(g)	0.00	(e)	0.76
1.00	1.33	23,050	0.72	(h)	1.26		0.81
1.00	2.88	22,874	0.70		2.84		0.81

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
New York Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Includes insurance expense of 0.03%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$328,446	0.28%		0.01%		1.07%
1.00	0.01		326,423	0.25		0.01		1.07
1.00	0.11		310,036	0.34		0.01		1.07
1.00	0.01		293,356	0.57	(e)	0.01		1.09
1.00	0.86		251,873	0.98	(e)	0.89		1.08
1.00	2.50		320,928	1.00		2.52		1.08

1.00	0.00	(f)	548,434	0.29		0.00	(f)	0.62
1.00	0.00	(f)	657,377	0.26		0.00	(f)	0.62
1.00	0.10		830,150	0.34		0.01		0.62
1.00	0.05		744,054	0.55	(g)	0.06		0.65
1.00	1.23		1,283,154	0.61	(e)	1.21		0.64
1.00	2.93		1,214,148	0.59		2.89		0.63

1.00	0.00	(f)	331,793	0.29		0.00	(f)	0.72
1.00	0.00	(f)	372,876	0.26		0.00	(f)	0.72
1.00	0.10		395,301	0.34		0.01		0.72
1.00	0.02		364,918	0.58	(g)	0.02		0.74
1.00	1.12		507,425	0.72	(e)	1.10		0.74
1.00	2.81		410,594	0.70		2.79		0.73

1.00	0.00	(f)	60,379	0.29		0.00	(f)	1.07
1.00	0.00	(f)	63,956	0.26		0.00	(f)	1.07
1.00	0.10		93,124	0.34		0.00	(f)	1.07
1.00	0.00		104,245	0.44		0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Ohio Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—		$—		$—		$—		$—		$—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(h)	—	(d)	0.03		(0.03)		—	(d)	(0.03)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	(0.01)		0.01		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(h)	—	(d)	0.03		(0.03)		—	(d)	(0.03)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(h)	—	(d)	0.03		(0.03)		—	(d)	(0.03)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.03%.
(g)	Includes insurance expense of 0.02%.
(h)	Calculated based upon average shares outstanding.
(i)	Includes insurance expense of 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00%	$19,340	0.25%		0.00%		0.76%
1.00	0.01	22,121	0.21		0.00		0.76
1.00	0.08	22,172	0.36		0.01		0.79
1.00	0.19	23,532	0.55	(f)	0.09		0.77
1.00	1.39	44,250	0.61	(g)	1.35		0.71
1.00	2.98	25,619	0.59		2.94		0.74

1.00	0.00	2,845	0.25		0.00		0.61
1.00	0.01	3,050	0.20		0.00		0.61
1.00	0.08	5,039	0.36		0.01		0.64
1.00	0.27	3,589	0.40	(i)	0.08		0.62
1.00	1.53	805	0.47	(g)	1.30		0.56
1.00	3.12	626	0.45		3.28		0.57

1.00	0.00	18,584	0.25		0.00		0.86
1.00	0.01	20,665	0.22		0.00		0.86
1.00	0.08	30,018	0.36		0.01		0.89
1.00	0.14	23,851	0.61	(f)	0.03		0.87
1.00	1.28	58,532	0.72	(g)	1.27		0.81
1.00	2.86	54,774	0.70		2.82		0.85

1.00	0.00	17,602	0.25		0.00		1.21
1.00	0.01	31,002	0.20		0.00		1.22
1.00	0.08	20,703	0.36		0.00	(e)	1.25
1.00	0.11	19,376	0.34		0.00	(e)	1.22

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

The investment objective of California Municipal Money Market Fund is to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of Michigan Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The investment objective of New York Municipal Money Market Fund is to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of Ohio Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2012, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund (a) Total Investments in Securities	$—	$1,365,539	$—	$1,365,539

Michigan Municipal Money Market Fund (a) Total Investments in Securities	$—	$137,147	$—	$137,147

38	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York Municipal Money Market Fund (a) Total Investments in Securities	$—	$1,272,458	$—	$1,272,458

Ohio Municipal Money Market Fund (a) Total Investments in Securities	$—	$59,388	$—	$59,388

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio of Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended August 31, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2012 (amounts in thousands):

	Value	Percentage
California Municipal Money Market Fund	$20,000	1.5%
Michigan Municipal Money Market Fund	6,100	4.4

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared daily and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually.

The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/ tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2012, the annual effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the six months ended August 31, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

40	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

For the six months ended August 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration Fee	Shareholder Servicing	Total
California Municipal Money Market Fund	$—	$—	$364	$364
Michigan Municipal Money Market Fund	2	—	59	61
New York Municipal Money Market Fund	—	—	280	280
Ohio Municipal Money Market Fund	18	3	55	76

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$1,245	$3,085	$4,330
Michigan Municipal Money Market Fund	132	139	271
New York Municipal Money Market Fund	1,138	1,910	3,048
Ohio Municipal Money Market Fund	48	103	151

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended August 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Federal Income Tax Matters

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 29, 2012, the Funds did not have post-enactment net capital loss carryforwards.

At February 29, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Ohio Municipal Money Market Fund	$1

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s outstanding shares for each of the California Municipal Money Market Fund and New York Municipal Money Market Fund.

In addition, the Funds each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

42	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2012, and continued to hold your shares at the end of the reporting period, August 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.10	$1.21	0.24%
Hypothetical	1,000.00	1,024.00	1.22	0.24
Morgan
Actual	1,000.00	1,000.00	1.26	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Service
Actual	1,000.00	1,000.00	1.26	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	1.36	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Premier
Actual	1,000.00	1,000.00	1.36	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Reserve
Actual	1,000.00	1,000.00	1.36	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27

New York Municipal Money Market Fund
E*Trade
Actual	1,000.00	1,000.10	1.41	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Morgan
Actual	1,000.00	1,000.00	1.46	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
New York Municipal Money Market Fund (continued)
Reserve
Actual	$1,000.00	$1,000.00	$1.46	0.29%
Hypothetical	1,000.00	1,023.74	1.48	0.29
Service
Actual	1,000.00	1,000.00	1.46	0.29
Hypothetical	1,000.00	1,023.79	1.48	0.29

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	1.26	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Premier
Actual	1,000.00	1,000.00	1.26	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Reserve
Actual	1,000.00	1,000.00	1.26	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Service
Actual	1,000.00	1,000.00	1.26	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted

46	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the California Municipal Money Market Fund’s performance was in the third quintile for Service Class shares for the one year period ended December 31, 2011, and in the third quintile for Morgan shares for each of the one-, three-, and five-year periods ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s performance was in the first, third and third quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the New York Municipal Money Market Fund’s performance was in the third quintile for Service Class shares for the one year period ended December 31, 2011, and in the third, third and fourth quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s performance was in the first quintile for Service Class shares for the one year period ended December 31, 2011, and in the first, third and third quintiles for the Morgan shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the California Municipal Money Market Fund’s net advisory fee for the Morgan and Service shares was in the fourth and third quintiles, respectively, and that the actual total expenses for both the Morgan and Service Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s net advisory fee and actual total expenses for the Morgan shares were in the second and first quintiles, respectively of the Universe Group. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the New York Municipal Money Market Fund’s net advisory fee for both the Morgan and Services shares was in the fourth quintile, and that the actual total expenses for the Morgan and Service Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s net advisory fee and actual total expenses for the Service shares were in the first quintile, of their respective Universe Group. After considering the factors identified above, and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	47

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. August 2012.	SAN-MMKTST-812

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2012 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 19, 2012 (Unaudited)

Dear Shareholder:

Sources of uncertainty are prevalent in the market: social and political unrest in the Middle East, Europe’s ongoing debt crisis, upcoming elections in the United States and the potential for an economic “hard landing” in China. Equities have seesawed against this backdrop and many investors seem content to forego the market fluctuations — overall industry net flows for equity mutual funds are negative for 2012. Despite these sharp swings in market momentum, U.S. stocks have soared year to date. The S&P 500 Index recently reached levels not seen since 2008 and has returned more than 100% since bottoming in March 2009.

“As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.”

Accommodative monetary policy has been a significant catalyst for the recent rally in stocks. Central banks continue to take unprecedented actions in an effort to stoke economic growth. In September, the European Central Bank announced its plans to implement Outright Monetary Transactions (OMTs), planning to purchase 1-3 year bonds issued by the governments of troubled European countries. The U.S. Federal Reserve also recently announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis.

U.S. Treasury yields remain at historically low levels

Accommodative monetary policy from the Fed continues to keep yields at historically low levels. Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors.

The yield for 10-year U.S. Treasury securities ended August 2012 at 1.6%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.7%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.

Some positive signs for the U.S. economy

While the Federal Reserve can set short-term rates, it does not have complete control of long-term rates, and stronger economic growth could push rates higher. U.S. GDP growth has, until this point in the recovery, been muted. However, existing home sales spiked in August, while sentiment among homebuilders increased. Housing, a long-time drag on economic growth, may make a significant contribution to GDP in 2012. Meanwhile, second-quarter earnings for the S&P 500 companies were the highest on record, while inflation remains very much under control.

As always, we encourage investors to position their portfolios to withstand and benefit from a variety of future outcomes. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2012	$109.7 Billion
Weighted Average Maturity^	50 days
Weighted Average Life^^	71 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	6.8%
2–7 days	29.0
8–30 days	17.1
31–60 days	18.7
61–90 days	13.2
91–180 days	8.6
181+ days	6.6

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.06
Capital Shares	0.14
Cash Management Shares	0.01
Direct Shares	0.02
Eagle Class Shares	0.01
IM Shares	0.16
Institutional Class Shares	0.11
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of August 31, 2012.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.84)%, (0.84)%, 0.01%, 0.11%, (0.64)%, 0.01%, (0.39)%, 0.16%, 0.06%, (0.19)%, (0.19)%, (0.14)%, (0.39)% and (0.74)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2012	$11.4 Billion
Weighted Average Maturity^	49 days
Weighted Average Life^^	66 days

MATURITY SCHEDULE*^
1 day	4.6%
2–7 days	27.6
8–30 days	20.3
31–60 days	18.5
61–90 days	15.1
91–180 days	8.1
181+ days	5.8

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.07
Capital Shares	0.15
E*Trade Shares	0.05
Institutional Class Shares	0.12
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2012.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.84)%, (0.84)%, 0.00%, 0.10%, (0.74)%, 0.05%, (0.20)%, (0.30)%, (0.15)%, (0.42)% and (0.78)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan U.S. Government Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2012	$52.8 Billion
Weighted Average Maturity^	50 days
Weighted Average Life^^	68 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	6.4%
2–7 days	34.2
8–30 days	18.7
31–60 days	18.2
61–90 days	6.9
91–180 days	7.7
181+ days	7.9

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Agency Shares	0.00%
Capital Shares	0.01
Direct Shares	0.00
Eagle Class Shares	0.01
IM Shares	0.02
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of August 31, 2012.
(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.13)%, (0.03)%, (0.13)%, (0.53)%, 0.02%, (0.08)%, (0.33)%, (0.43)%, (0.28)%, (0.55)% and (0.87)% for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2012	$13.9 Billion
Weighted Average Maturity^	50 days
Weighted Average Life^^	50 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
2–7 days	68.6%
61–90 days	9.4
91–180 days	13.9
181+ days	8.1

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.00
Direct Shares	0.00
Eagle Class Shares	0.00
IM Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of August 31, 2012.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.00)%, (1.00)%, (0.15)%, (0.15)%, (0.55)%, 0.00%, (0.10)%, (0.35)%, (0.45)%, (0.30)%, (0.55)% and (0.90)% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan Federal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2012	$4.5 Billion
Weighted Average Maturity^	49 days
Weighted Average Life^^	63 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	3.9%
2–7 days	9.4
8–30 days	39.0
31–60 days	29.7
61–90 days	7.7
91–180 days	3.8
181+ days	6.5

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Agency Shares	0.01%
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of August 31, 2012.
(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.19)%, (0.14)%, (0.49)%, (0.34)% and (3.23)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2012	$19.8 Billion
Weighted Average Maturity^	50 days
Weighted Average Life^^	50 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
2–7 days	8.9%
8–30 days	39.4
31–60 days	17.4
61–90 days	26.8
91–180 days	3.7
181+ days	3.8

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of August 31, 2012.
(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.20)%, (0.10)%, (0.15)%, (0.50)%, (0.35)%, (0.41)% and (0.95)% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2012	$17.2 Billion
Weighted Average Maturity^	37 days
Weighted Average Life^^	38 days
S&P rating** (a)	AAAm

The S&P rating is historical and signifies that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.

MATURITY SCHEDULE***^
1 day	11.4%
2–7 days	74.5
8–30 days	3.1
31–60 days	0.3
61–90 days	0.5
91–180 days	0.8
181+ days	9.4

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Agency Shares	0.00%
Direct Shares	0.00
Eagle Class Shares	0.01
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
***	Percentages indicated are based upon total investments as of August 31, 2012.
(1)	The yields for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.09)%, (0.09)%, (0.49)%, (0.04)%, (0.39)%, (0.24)% and (0.49)% for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2012	$3.1 Billion
Weighted Average Maturity^	31 days
Weighted Average Life^^	41 days

MATURITY SCHEDULE**^
1 day	12.7%
2–7 days	74.4
8–30 days	2.1
91–180 days	0.7
181+ days	10.1

7-DAY SEC YIELD AS OF 8/31/2012 (1)
Agency Shares	0.02%
E*Trade Shares	0.01
Institutional Class Shares	0.07
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2012.
(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.04)%, (0.79)%, 0.01%, (0.34)%, (0.19)%, (0.44)% and (0.78)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Certificates of Deposit — 34.4%
537,000	ABN Amro Bank N.V., 0.260%, 09/13/12	537,001
	Bank of Montreal,
403,000	0.180%, 10/22/12	403,000
530,000	0.210%, 10/26/12	530,000
	Bank of Nova Scotia,
69,450	0.290%, 09/13/12	69,450
822,000	0.319%, 09/15/12	822,000
520,000	0.326%, 09/06/12	520,000
789,900	0.326%, 09/26/12	789,900
271,000	0.370%, 09/05/12	271,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
100,000	0.480%, 02/28/13	100,000
344,000	0.490%, 03/04/13	344,000
136,000	0.500%, 02/22/13	136,000
95,000	0.510%, 11/01/12	95,000
30,000	0.520%, 09/06/12	30,000
24,000	0.520%, 09/07/12	24,000
744,000	0.520%, 09/20/12	744,000
107,000	0.520%, 09/28/12	107,000
142,000	0.520%, 01/23/13	142,000
210,000	0.520%, 01/28/13	210,000
300,000	0.520%, 02/04/13 (n)	299,326
239,000	0.527%, 02/05/13 (n)	238,459
250,000	0.530%, 01/25/13	250,000
395,000	0.530%, 01/28/13	395,000
	Barclays Bank plc,
433,700	0.370%, 11/15/12	433,700
750,000	0.370%, 11/21/12	750,000
1,052,000	BNP Paribas, 0.180%, 09/04/12	1,052,000
	Branch Banking & Trust Co.,
215,000	0.200%, 10/01/12	215,000
145,000	0.200%, 10/02/12	145,000
80,000	0.200%, 10/05/12	80,000
161,000	0.200%, 10/12/12	161,000
108,000	Canadian Imperial Bank of Commerce, 0.160%, 09/07/12	108,000
	Commonwealth Bank of Australia,
120,000	0.230%, 10/15/12	120,000
367,000	0.230%, 11/07/12	367,000
269,000	0.235%, 10/12/12	269,002
130,000	0.240%, 10/19/12	130,000
308,000	0.250%, 10/18/12	308,000
	Credit Suisse,
375,000	0.240%, 11/26/12	375,000
599,000	0.260%, 11/02/12	599,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Deutsche Bank AG,
939,000	0.210%, 10/05/12	939,000
836,000	0.668%, 09/15/12	836,000
	DNB Bank ASA,
546,000	0.245%, 11/26/12	546,000
540,000	0.255%, 11/23/12	540,006
809,000	0.310%, 10/29/12	809,000
459,000	0.325%, 10/30/12	459,004
114,000	DZ Bank AG, 0.200%, 09/13/12	114,000
	FMS Wertmanagement AoR,
200,000	0.310%, 11/30/12 (n)	199,845
210,000	0.550%, 10/17/12 (n)	209,853
	HSBC Bank plc,
104,000	0.250%, 10/09/12	104,000
200,000	0.370%, 10/23/12	200,000
434,000	0.370%, 11/01/12	434,000
260,000	0.380%, 10/10/12	260,000
	Landesbank Hessen-Thueringen Girozentrale,
453,000	0.210%, 09/11/12	453,000
600,000	0.230%, 09/05/12	600,000
	Mitsubishi UFJ Trust & Banking Corp.,
237,000	0.420%, 10/05/12 (n)	236,906
223,000	0.520%, 10/03/12	223,000
139,000	0.520%, 11/13/12	139,000
158,000	0.520%, 02/20/13	158,000
108,000	0.530%, 09/04/12	108,000
15,000	0.530%, 09/21/12	15,000
162,500	0.530%, 10/01/12	162,500
263,000	0.530%, 11/0/12	263,000
	Mizuho Corporate Bank Ltd.,
512,000	0.360%, 10/23/12	512,000
285,000	0.380%, 10/05/12	285,000
363,000	0.380%, 11/09/12 (n)	362,736
71,000	0.380%, 11/26/12 (n)	70,935
74,000	0.390%, 10/02/12	74,000
472,000	0.390%, 10/03/12	472,000
300,000	0.390%, 10/04/12	300,000
102,000	0.510%, 10/30/12	102,025
	National Australia Bank Ltd.,
950,000	0.288%, 09/16/12	950,000
536,000	0.339%, 09/11/12	536,000
161,000	National Bank of Canada, 0.190%, 10/29/12	161,000
686,000	Natixis, 0.220%, 09/05/12	686,000
	Nordea Bank Finland plc,
348,000	0.220%, 11/09/12	348,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
522,000	0.385%, 10/05/12	522,003
268,000	0.390%, 10/04/12	268,000
	Norinchukin Bank (The),
166,300	0.370%, 11/08/12	166,300
228,000	0.370%, 11/09/12	228,000
410,000	0.370%, 11/13/12	410,000
269,000	0.390%, 11/02/12	269,000
250,000	0.400%, 10/09/12	250,000
448,400	0.400%, 10/10/12	448,400
25,000	0.400%, 10/12/12	25,000
50,000	0.400%, 10/16/12	50,000
150,000	0.400%, 10/25/12	150,000
348,000	0.400%, 10/30/12	348,000
54,400	0.400%, 11/01/12	54,400
47,000	Oversea-Chinese Banking Corp. Ltd., 0.340%, 02/15/13	47,001
	Rabobank Nederland N.V.,
707,300	0.555%, 10/20/12	707,300
520,000	0.561%, 10/05/12	520,000
92,400	Royal Bank of Canada, 0.510%, 11/28/12	92,400
	Shizuoka Bank Ltd. (The),
46,900	0.190%, 09/06/12	46,900
65,000	0.210%, 09/10/12	65,000
40,000	0.210%, 09/11/12	40,000
50,000	0.260%, 10/10/12	50,000
50,000	0.400%, 10/26/12	50,000
	Sumitomo Mitsui Banking Corp.,
53,000	0.350%, 10/10/12	53,000
282,000	0.365%, 10/05/12	282,000
265,000	0.365%, 10/09/12	265,000
280,000	0.450%, 02/08/13	280,000
244,000	0.450%, 02/19/13	244,000
325,000	0.450%, 02/25/13	325,000
118,000	0.450%, 03/05/13	118,000
990,000	0.460%, 02/06/13	990,000
223,000	0.490%, 11/13/12	223,000
500,000	0.500%, 01/22/13	500,000
	Sumitomo Trust & Banking Co., Ltd.,
130,000	0.390%, 11/02/12 (n)	129,912
140,000	0.390%, 11/09/12 (n)	139,895
112,000	0.395%, 10/11/12 (n)	111,951
53,000	0.395%, 10/12/12 (n)	52,976
70,000	0.395%, 11/05/12 (n)	69,950
50,000	0.400%, 10/05/12	50,000
106,000	0.400%, 10/25/12 (n)	105,937
106,000	0.400%, 10/26/12	106,000
105,000	0.405%, 10/05/12	105,001

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Svenska Handelsbanken AB,
748,000	0.235%, 11/14/12	748,003
205,941	0.290%, 11/02/12	205,941
91,000	0.295%, 10/31/12	91,002
330,000	0.385%, 10/18/12	330,002
77,800	0.390%, 10/03/12	77,800
90,000	0.390%, 10/04/12	90,000
267,000	0.400%, 10/05/12	267,000
269,000	0.430%, 09/27/12	269,000
592,000	Swedbank AB, 0.175%, 09/26/12	591,998
404,000	Toronto-Dominion Bank (The), 0.160%, 09/10/12	404,000
	UBS AG,
135,000	0.230%, 11/30/12	135,000
473,000	0.320%, 11/09/12	473,000

	Total Certificates of Deposit (Cost $37,680,720)	37,680,720

Commercial Paper — 18.8% (n)
	Alpine Securitization Corp.,
135,500	0.230%, 10/10/12 (e)	135,466
100,000	0.230%, 10/12/12 (e)	99,974
	ANZ National International Ltd.,
222,000	0.240%, 11/07/12 (e)	221,901
97,000	0.260%, 10/02/12 (e) (m)	96,978
	Atlantis One Funding Corp.,
701,000	0.190%, 09/28/12 (e)	700,900
63,000	0.582%, 09/04/12 (e)	62,997
372,000	0.613%, 01/04/13 (e)	371,212
95,000	0.613%, 01/11/13 (e)	94,788
244,000	Australia & New Zealand Banking Group Ltd., 0.250%, 12/07/12 (e)	243,836
	Barclays Bank plc,
75,000	0.250%, 09/12/12 (e)	74,994
399,400	0.400%, 11/20/12 (e)	399,045
65,000	Barclays US Funding Corp., 0.370%, 11/15/12	64,950
	BNZ International Funding Ltd.,
85,000	0.250%, 10/31/12 (e)	84,965
50,000	0.280%, 10/03/12 (e)	49,987
9,000	0.280%, 10/05/12 (e)	8,998
	Caisse d’Amortissement de la Dette Sociale,
318,000	1.005%, 09/13/12 (e)	317,894
631,000	1.096%, 09/06/12 (e)	630,905
	Cancara Asset Securitisation LLC,
72,000	0.220%, 09/25/12 (e)	71,989
548,000	0.240%, 09/11/12 (e)	547,964

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
50,000	Charta Corp., 0.300%, 09/17/12 (e)	49,993
	Ciesco LLC,
100,000	0.250%, 09/04/12 (e)	99,998
98,000	0.260%, 09/10/12 (e)	97,994
	Coca-Cola Co. (The),
10,000	0.210%, 09/18/12 (e)	9,999
75,500	0.210%, 09/19/12 (e)	75,492
	Commonwealth Bank of Australia,
246,000	0.250%, 10/09/12 (e)	245,935
77,000	0.286%, 09/24/12 (e)	77,000
200,000	0.288%, 09/23/12 (e)	200,000
242,000	0.290%, 09/14/12 (e)	242,000
160,000	0.295%, 09/04/12 (e)	160,000
152,000	0.320%, 09/10/12 (e)	151,997
255,000	Credit Suisse, 0.260%, 11/02/12	254,886
	DBS Bank Ltd.,
150,000	0.250%, 10/01/12 (e)	149,969
24,000	0.250%, 10/03/12 (e)	23,994
99,000	0.250%, 10/10/12 (e)	98,973
66,000	0.260%, 12/03/12 (e)	65,956
65,000	DNB Bank ASA, 0.240%, 11/21/12 (e)	64,965
	Erste Abwicklungsanstalt,
52,000	0.612%, 10/04/12 (e)	51,971
100,000	0.612%, 10/10/12 (e)	99,934
	Fairway Finance LLC,
30,000	0.190%, 10/23/12 (e)	29,992
11,500	0.200%, 09/24/12 (e)	11,498
45,000	0.210%, 09/11/12 (e)	44,997
31,900	0.210%, 09/19/12 (e)	31,897
	General Electric Capital Corp.,
33,000	0.240%, 11/20/12	32,982
194,500	0.240%, 11/21/12	194,395
145,000	0.331%, 02/05/13	144,791
100,000	0.331%, 02/11/13	99,851
106,000	0.341%, 10/29/12	105,942
133,000	0.351%, 10/01/12	132,961
	General Electric Co.,
300,000	0.170%, 09/10/12	299,987
150,000	0.170%, 09/26/12	149,982
500,000	0.180%, 09/14/12	499,968
	Govco LLC,
99,000	0.250%, 09/21/12 (e)	98,986
50,000	0.260%, 09/27/12 (e)	49,991
108,000	0.330%, 09/10/12 (e)	107,991

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	HSBC Bank plc,
262,000	0.594%, 11/08/12 (e)	262,000
260,000	0.617%, 11/04/12 (e)	260,000
278,000	ING U.S. Funding LLC, 0.200%, 10/01/12	277,954
	Kells Funding LLC,
20,000	0.230%, 09/06/12	19,999
120,000	0.260%, 09/10/12	119,992
152,000	0.601%, 10/27/12 (e)	152,000
134,000	0.602%, 10/27/12 (e)	134,000
235,300	0.603%, 10/27/12 (e)	235,300
140,000	0.693%, 09/07/12	139,984
	Liberty Street Funding LLC,
50,000	0.200%, 11/21/12 (e)	49,977
115,000	0.210%, 10/16/12 (e)	114,970
122,000	0.210%, 10/17/12 (e)	121,967
100,000	0.210%, 10/18/12 (e)	99,973
50,000	0.230%, 10/02/12 (e)	49,990
50,000	Manhattan Asset Funding Co. LLC, 0.260%, 10/03/12 (e)	49,988
	Market Street Funding LLC,
50,035	0.210%, 11/20/12 (e)	50,012
74,000	0.210%, 11/21/12 (e)	73,965
	MetLife Short Term Funding LLC,
28,000	0.401%, 11/06/12 (e)	27,979
72,000	0.431%, 09/05/12 (e)	71,997
91,500	0.431%, 10/01/12 (e)	91,467
73,915	0.431%, 10/02/12 (e)	73,888
70,000	0.431%, 10/03/12 (e)	69,973
105,000	0.431%, 10/09/12 (e)	104,952
99,634	0.436%, 09/24/12 (e)	99,606
39,000	0.441%, 09/04/12 (e)	38,999
	Mizuho Funding LLC,
100,000	0.340%, 11/20/12 (e)	99,925
108,500	0.385%, 10/02/12 (e)	108,464
120,000	Mont Blanc Capital Corp., 0.250%, 10/09/12 (e)	119,968
	National Australia Funding Delaware, Inc.,
665,229	0.210%, 11/19/12 (e)	664,922
246,000	0.351%, 09/27/12 (e)	245,938
	Nordea North America, Inc.,
115,000	0.180%, 09/04/12	114,998
258,000	0.220%, 11/21/12	257,872
325,000	0.341%, 11/01/12	324,813
180,000	0.391%, 09/28/12	179,948
	NRW.BANK,
723,000	0.240%, 09/04/12 (e)	722,985
657,000	0.250%, 12/03/12 (e)	656,576

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	Oversea-Chinese Banking Corp. Ltd.,
50,000	0.210%, 11/28/12	49,974
25,000	0.250%, 10/03/12	24,995
70,000	0.280%, 09/04/12	69,998
	PNC Bank N.A.,
232,000	0.210%, 11/01/12	231,918
90,415	0.220%, 09/13/12	90,408
70,000	0.220%, 09/17/12	69,993
212,000	0.220%, 10/04/12	211,957
186,000	0.220%, 10/09/12	185,957
44,000	Rabobank USA Financial Corp., 0.582%, 09/07/12	43,996
	Regency Markets No. 1 LLC,
170,910	0.180%, 09/07/12 (e)	170,905
13,350	0.210%, 09/17/12 (e)	13,349
	Royal Park Investments Funding Corp.,
80,600	0.650%, 09/13/12 (e)	80,583
122,800	0.650%, 09/17/12 (e)	122,764
50,000	0.651%, 09/04/12 (e)	49,997
	Straight-A Funding LLC,
170,185	0.180%, 10/01/12	170,160
95,000	0.180%, 10/09/12	94,982
139,582	0.180%, 10/12/12	139,553
34,500	0.180%, 10/15/12	34,492
300,000	0.180%, 10/16/12	299,933
159,000	0.180%, 10/17/12	158,964
128,136	0.180%, 10/25/12	128,101
75,873	0.180%, 10/26/12	75,852
97,000	0.180%, 11/01/12	96,970
250,000	0.180%, 11/02/12	249,923
	Sumitomo Mitsui Banking Corp.,
76,000	0.451%, 02/25/13 (e)	75,832
1,010,000	0.471%, 02/01/13 (e)	1,007,983
376,000	0.496%, 09/06/12 (e)	375,974
17,300	0.501%, 01/23/13 (e)	17,265
25,000	Toyota Credit Canada, Inc., 0.210%, 10/23/12	24,992
	Toyota Motor Credit Corp.,
20,000	0.210%, 11/07/12	19,992
67,200	0.401%, 09/24/12	67,183
34,500	0.401%, 09/25/12	34,491
106,000	0.401%, 10/10/12	105,954
80,000	0.401%, 10/17/12	79,959
50,000	0.401%, 10/19/12	49,973
239,400	UBS Finance Delaware LLC, 0.319%, 11/09/12	239,253

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Westpac Banking Corp.,
300,000	0.286%, 09/04/12 (e)	300,000
410,300	0.287%, 09/18/12 (e)	410,300
50,000	0.287%, 09/20/12 (e)	50,000
60,540	Working Capital Management Co., 0.260%, 10/17/12 (e)	60,520

	Total Commercial Paper (Cost $20,609,746)	20,609,746

Corporate Notes — 1.4%
	Financials — 1.4%
	Commercial Banks — 0.6%
546,250	Australia & New Zealand Banking Group Ltd., VAR, 0.400%, 09/19/12 (e)	546,250
82,000	Wells Fargo & Co., 5.250%, 10/23/12	82,562

		628,812

	Insurance — 0.8%
	Metropolitan Life Global Funding I
337,000	VAR, 0.578%, 10/10/12 (e)	337,000
525,650	VAR, 0.668%, 09/14/12 (e)	525,650
92,500	New York Life Global Funding, VAR, 0.491%, 09/28/12 (e)	92,500

		955,150

	Total Corporate Notes (Cost $1,583,962)	1,583,962

Foreign Government Securities — 0.2%
	Export Development Canada
55,000	0.300%, 03/01/13 (e)	55,000
157,000	0.300%, 03/07/13 (e)	157,000

	Total Foreign Government Securities (Cost $212,000)	212,000

Repurchase Agreements — 16.3%
250,000	Barclays Capital, Inc., 0.190%, dated 08/31/12, due 09/04/12, repurchase price $250,005, collateralized by U.S. Treasury Securities, 0.875%, due 01/31/17, with a value of $255,000.	250,000
600,000	Barclays Capital, Inc., 0.650%, dated 08/31/12, due 10/03/12, repurchase price $600,358, collateralized by Corporate Notes and Bonds, 0.000% - 10.756%, due 01/21/15 - 09/05/51, with a value of $630,000. (i)	600,000
262,000	Barclays Capital, Inc., 0.650%, dated 08/31/12, due 10/03/12, repurchase price $262,156, collateralized by Corporate Notes and Bonds, 0.000% - 11.762%, due 04/15/17 - 02/25/48, with a value of $275,100. (i)	262,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
715,000	Barclays Capital, Inc., 0.650%, dated 08/31/12, due 10/03/12, repurchase price $715,426, collateralized by Corporate Notes and Bonds, 0.000% - 10.756%, due 09/15/16 - 06/11/50, with a value of $750,750. (i)	715,000
500,000	Citibank N.A., 0.200%, dated 08/31/12, due 09/04/12, repurchase price $500,011, collateralized by Federal National Mortgage Association, 0.000% - 7.000%, due 01/01/19 - 08/01/42, Federal Home Loan Mortgage Corporation, 0.000% - 7.000%, due 03/01/19 - 07/01/42, and Government National Mortgage Association, 3.500%, due 09/20/39, with a value of $510,000.	500,000
455,000	Credit Suisse First Boston USA, Inc., 0.850%, dated 08/31/12, due 11/09/12, repurchase price $455,752, collateralized by Corporate Notes and Bonds, 0.000% - 6.000%, due 12/25/34 - 08/27/47, with a value of $477,751. (i)	455,000
475,000	Credit Suisse First Boston USA, Inc., 0.850%, dated 08/31/12, due 11/13/12, repurchase price $475,830, collateralized by Corporate Notes and Bonds, 0.000% - 6.500%, due 07/25/20 - 06/25/58, with a value of $498,750. (i)	475,000
435,000	Credit Suisse First Boston USA, Inc., 0.850%, dated 08/31/12, due 11/20/12, repurchase price $435,832, collateralized by Corporate Notes and Bonds, 4.539% - 4.940%, due 02/25/47 - 08/27/47, with a value of $456,752. (i)	435,000
200,000	Credit Suisse First Boston USA, Inc., 0.900%, dated 08/31/12, due 09/10/12, repurchase price $200,050, collateralized by Corporate Notes and Bonds, 0.000% - 6.999%, due 02/25/36 - 07/25/57, with a value of $210,002.	200,000
300,000	Credit Suisse First Boston USA, Inc., 0.900%, dated 08/31/12, due 09/07/12, repurchase price $300,053, collateralized by Corporate Notes and Bonds, 2.431% - 53.704%, due 02/25/36 - 08/25/47, with a value of $315,000.	300,000
200,000	Credit Suisse First Boston USA, Inc., 0.910%, dated 08/31/12, due 09/18/12, repurchase price $200,091, collateralized by Corporate Notes and Bonds, 0.000% - 7.000%, due 04/26/35 - 02/28/41, with a value of $210,003. (i)	200,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,000,000	Deutsche Bank AG, 0.190%, dated 08/31/12, due 09/04/12, repurchase price $2,000,042, collateralized by U.S. Treasury Securities, 0.000% - 6.125%, due 09/27/12 - 05/15/41, with a value of $2,040,000.	2,000,000
1,000,000	Deutsche Bank AG, 0.200%, dated 08/31/12, due 09/04/12, repurchase price $1,000,022, collateralized by U.S. Treasury Securities, 1.750% - 3.875%, due 03/31/14 - 08/15/40, with a value of $1,020,000.	1,000,000
107,245	Deutsche Bank AG, 0.210%, dated 08/31/12, due 09/04/12, repurchase price $107,248, collateralized by Federal National Mortgage Association, 1.500% - 2.500%, due 09/25/27 - 01/25/42, with a value of $110,462.	107,245
483,000	Deutsche Bank AG, 0.550%, dated 08/31/12, due 11/04/12, repurchase price $483,480, collateralized by Corporate Notes and Bonds, 0.000% - 13.000%, due 12/15/12 - 10/01/99, and Municipal Debt Securities, 0.000% - 5.989%, due 06/15/13 - 06/15/35, with a value of $507,150. (i)	483,000
460,000	Deutsche Bank AG, 0.550%, dated 08/31/12, due 11/19/12, repurchase price $460,562, collateralized by Corporate Notes and Bonds, 0.000% - 14.000%, due 01/15/13 - 12/31/99, and Municipal Debt Securities, 0.000% - 5.989%, due 01/01/17 - 06/15/35, with a value of $483,000. (i)	460,000
200,000	Goldman Sachs & Co., 0.180%, dated 08/31/12, due 09/06/12, repurchase price $200,006, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 2.500%, due 11/26/12 - 08/01/19, with a value of $204,000.	200,000
1,000,000	HSBC Securities USA, Inc., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $1,000,020, collateralized by U.S. Treasury Securities, 0.125% - 4.375%, due 04/15/13 - 11/15/39, with a value of $1,020,001.	1,000,000
500,000	HSBC Securities USA, Inc., 0.200%, dated 08/31/12, due 09/04/12, repurchase price $500,011, collateralized by U.S. Treasury Securities, 0.250% - 4.375%, due 12/15/13 - 05/15/41, with a value of $510,006.	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
400,000	HSBC Securities USA, Inc., 0.270%, dated 08/31/12, due 09/04/12, repurchase price $400,012, collateralized by Corporate Notes and Bonds, 0.387% - 0.555%, due 07/15/30 - 05/15/45, with a value of $412,005.	400,000
500,000	Merrill Lynch PFS, Inc., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $500,010, collateralized by U.S. Treasury Securities, 1.000% - 3.625%, due 08/31/16 - 02/15/42, with a value of $510,000.	500,000
1,000,000	Merrill Lynch PFS, Inc., 0.200%, dated 08/31/12, due 09/04/12, repurchase price $1,000,022, collateralized by U.S. Treasury Securities, 0.375% - 2.625%, due 02/15/13 - 07/15/20, with a value of $1,020,000.	1,000,000
1,525,000	Merrill Lynch PFS, Inc., 0.650%, dated 08/31/12, due 09/04/12, repurchase price $1,525,110, collateralized by Corporate Notes and Bonds, 0.000% - 13.125%, due 09/01/12 - 12/31/99, and Municipal Debt Securities, 5.750% - 7.444%, due 03/01/13 - 07/01/32, with a value of $1,601,250.	1,525,000
1,048,000	Morgan Stanley & Co. LLC, 0.190%, dated 08/31/12, due 09/04/12, repurchase price $1,048,022, collateralized by Federal National Mortgage Association, 2.075% - 8.500%, due 10/01/13 - 09/01/42, and Federal Home Loan Mortgage Corporation, 0.000% - 6.071%, due 09/01/22 - 09/01/42, with a value of $1,079,440.	1,048,000
1,000,000	Morgan Stanley & Co. LLC, 0.200%, dated 08/31/12, due 09/04/12, repurchase price $1,000,022, collateralized by Federal National Mortgage Association, 2.645% - 5.500%, due 07/01/25 - 08/01/42, with a value of $1,030,000.	1,000,000
1,000,000	RBS Securities, Inc., 0.450%, dated 08/31/12, due 09/04/12, repurchase price $1,000,050, collateralized by Federal National Mortgage Association, 0.000% - 652.145%, due 12/25/20 - 04/25/44, Federal Home Loan Mortgage Corporation, 0.000% - 59.149%, due 06/01/14 - 05/01/47, Government National Mortgage Association, 0.000% - 8.109%, due 09/16/27 - 05/20/42, Corporate Notes and Bonds, 0.000% - 100.000%, due 09/13/12 - 03/15/49, and Municipal Debt Securities, 0.000%, due 12/01/37, with a value of $1,025,858.	1,000,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000,000	UBS Securities LLC, 0.190%, dated 08/31/12, due 09/04/12, repurchase price $1,000,021, collateralized by U.S. Treasury Securities, 0.000% - 10.625%, due 09/20/12 - 08/15/42, with a value of $1,020,000.	1,000,000
260,000	UBS Securities LLC, 0.200%, dated 08/31/12, due 09/04/12, repurchase price $260,006, collateralized by Federal National Mortgage Association, 3.500% - 4.500%, due 02/01/26 - 09/01/42, and Federal Home Loan Mortgage Corporation, 3.500% - 4.000%, due 02/01/42 - 07/01/42, with a value of $265,200.	260,000

	Total Repurchase Agreements (Cost $17,875,245)	17,875,245

Time Deposits — 9.2%
2,500,000	Bank of Nova Scotia, 0.170%, 09/04/12	2,500,000
952,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.160%, 09/04/12	952,000
1,579,575	Citibank N.A., 0.200%, 09/04/12	1,579,575
	Commerzbank AG,
300,000	0.210%, 09/04/12	300,000
599,575	0.250%, 09/06/12	599,575
	Lloyds TSB Bank,
300,000	0.170%, 09/04/12	300,000
1,054,575	0.170%, 09/05/12	1,054,575
892,090	Royal Bank of Canada, 0.170%, 09/04/12	892,090
1,000,000	Skandinaviska Enskilda Banken AB, 0.170%, 09/04/12	1,000,000
265,575	Societe Generale, 0.220%, 09/06/12	265,575
600,000	Swedbank AB, 0.170%, 09/04/12	600,000

	Total Time Deposits (Cost $10,043,390)	10,043,390

U.S. Government Agency Securities — 12.9%
197,000	Federal Farm Credit Bank, 0.210%, 10/03/12	196,998
	Federal Home Loan Bank,
145,600	0.170%, 01/23/13	145,580
240,000	0.190%, 02/28/13	239,965
188,000	0.200%, 09/27/12	187,998
54,000	0.200%, 02/15/13	53,996
93,000	0.200%, 02/25/13	92,987
23,000	0.200%, 02/27/13	22,997
267,700	0.200%, 03/05/13	267,669
340,000	0.210%, 03/01/13	339,978
131,800	0.230%, 04/17/13	131,785
50,000	0.240%, 04/23/13	49,996

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
512,220	DN, 0.125%, 09/05/12 (n)	512,214
114,600	DN, 0.125%, 09/07/12 (n)	114,598
284,300	DN, 0.133%, 09/14/12 (n)	284,288
282,500	VAR, 0.235%, 11/04/12	282,416
450,000	VAR, 0.35%, 09/04/12	449,955
	Federal Home Loan Mortgage Corp.,
114,600	DN, 0.100%, 09/26/12 (n)	114,592
539,000	DN, 0.120%, 09/25/12 (n)	538,957
264,500	DN, 0.120%, 10/04/12 (n)	264,471
20,000	DN, 0.165%, 09/10/12 (n)	19,999
100,000	VAR, 0.179%, 09/13/12	99,938
870,000	VAR, 0.180%, 09/04/12	869,811
687,000	VAR, 0.320%, 09/04/12	686,926
1,895,000	VAR, 0.340%, 09/04/12	1,894,457
	Federal National Mortgage Association,
79,000	0.500%, 10/30/12	79,033
256,000	3.625%, 02/12/13	259,888
797,000	DN, 0.100%, 09/17/12 (n)	796,964
243,500	DN, 0.110%, 09/20/12 (n)	243,486
93,400	DN, 0.120%, 09/12/12 (n)	93,396
535,500	DN, 0.130%, 10/09/12 (n)	535,427
823,700	DN, 0.190%, 10/01/12 (n)	823,570
185,000	VAR, 0.190%, 09/04/12	184,918
900,000	VAR, 0.266%, 09/28/12	899,941
423,000	VAR, 0.267%, 09/20/12	422,974
1,082,250	VAR, 0.330%, 09/04/12	1,082,200
835,000	VAR, 0.360%, 09/04/12	834,994

	Total U.S. Government Agency Securities (Cost $14,119,362)	14,119,362

U.S. Treasury Obligations — 7.1%
	U.S. Treasury Notes — 7.1%
64,500	0.375%, 09/30/12	64,511

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Notes — Continued
457,600	0.625%, 01/31/13	458,460
200,000	0.625%, 02/28/13	200,416
288,200	0.625%, 04/30/13	288,994
214,730	0.750%, 03/31/13	215,407
393,000	1.000%, 07/15/13	395,735
121,900	1.125%, 06/15/13	122,756
567,230	1.375%, 09/15/12	567,491
163,000	1.375%, 10/15/12	163,243
262,850	1.375%, 01/15/13	264,007
234,500	1.375%, 02/15/13	235,720
310,610	1.375%, 03/15/13	312,552
966,100	1.375%, 05/15/13	974,027
1,050,400	1.750%, 04/15/13	1,060,405
69,000	2.750%, 02/28/13	69,865
744,750	3.125%, 04/30/13	759,106
298,000	3.375%, 06/30/13	305,672
319,000	3.500%, 05/31/13	326,793
588,500	3.625%, 12/31/12	595,221
370,000	3.625%, 05/15/13	378,856
82,000	4.250%, 09/30/12	82,268

		7,841,505

	Total U.S. Treasury Obligations (Cost $7,841,505)	7,841,505

	Total Investments — 100.3% (Cost $109,965,930)*	109,965,930

	Liabilities in Excess of Other Assets — (0.3)%	(298,739)

	NET ASSETS — 100.0%	$109,667,191

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Certificates of Deposit — 29.9%
54,000	ABN Amro Bank N.V., 0.260%, 09/13/12	54,000
	Bank of Montreal,
42,000	0.180%, 10/22/12	42,000
55,000	0.210%, 10/26/12	55,000
	Bank of Nova Scotia,
55,000	0.319%, 09/15/12	55,000
78,700	0.326%, 09/26/12	78,700
53,000	0.326%, 09/06/12	53,000
25,000	0.370%, 09/05/12	25,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
11,000	0.480%, 02/28/13	11,000
35,000	0.490%, 03/04/13	35,000
13,000	0.500%, 02/22/13	13,000
9,000	0.510%, 11/01/12	9,000
3,000	0.520%, 09/06/12	3,000
10,000	0.520%, 09/07/12	10,000
70,250	0.520%, 09/20/12	70,250
11,000	0.520%, 09/28/12	11,000
15,000	0.520%, 01/23/13	15,000
22,000	0.520%, 01/28/13	22,000
31,000	0.520%, 02/04/13 (n)	30,930
25,000	0.527%, 02/05/13 (n)	24,944
67,000	0.530%, 01/28/13	67,000
	Barclays Bank plc,
42,100	0.370%, 11/15/12	42,100
73,000	0.370%, 11/21/12	73,000
111,000	BNP Paribas, 0.180%, 09/04/12	111,000
	Branch Banking & Trust Co.,
21,000	0.200%, 10/01/12	21,000
60,000	0.200%, 10/02/12	60,000
8,000	0.200%, 10/05/12	8,000
16,000	0.200%, 10/12/12	16,000
11,000	Canadian Imperial Bank of Commerce, 0.160%, 09/07/12	11,000
	Commonwealth Bank of Australia,
12,000	0.230%, 10/15/12	12,000
38,000	0.230%, 11/07/12	38,000
26,000	0.235%, 10/12/12	26,000
13,000	0.240%, 10/19/12	13,000
	Credit Suisse,
20,000	0.240%, 11/26/12	20,000
86,000	0.260%, 11/02/12	86,000
77,000	Deutsche Bank AG, 0.668%, 09/15/12	77,000
	DnB NOR Bank ASA,
57,000	0.245%, 11/26/12	57,000
55,000	0.255%, 11/23/12	55,001

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

85,000	0.310%, 10/29/12	85,000
22,000	0.325%, 10/30/12	22,000
10,000	DZ Bank AG, 0.200%, 09/13/12	10,000
	FMS Wertmanagement AoR,
30,000	0.310%, 11/29/12 (n)	29,977
20,000	0.550%, 10/17/12 (n)	19,986
	HSBC Bank plc,
11,000	0.250%, 10/09/12	11,000
62,000	0.370%, 11/01/12	62,000
27,000	0.380%, 10/10/12	27,000
	Landesbank Hessen-Thueringen Girozentrale,
46,000	0.210%, 09/11/12	46,000
60,000	0.230%, 09/05/12	60,000
	Mitsubishi UFJ Trust & Banking Corp.,
23,000	0.420%, 10/05/12 (n)	22,991
10,000	0.520%, 09/21/12	10,000
22,000	0.520%, 10/03/12	22,000
14,000	0.520%, 11/13/12	14,000
15,000	0.520%, 02/20/13	15,000
11,000	0.530%, 09/04/12	11,000
16,000	0.530%, 10/01/12	16,000
26,000	0.530%, 11/09/12	26,000
	Mizuho Corporate Bank Ltd.,
27,000	0.380%, 10/05/12	27,000
10,000	0.380%, 11/06/12 (n)	9,993
37,000	0.380%, 11/09/12 (n)	36,973
15,000	0.380%, 11/26/12 (n)	14,986
100,000	0.390%, 10/02/12	100,000
11,000	0.510%, 10/30/12	11,003
	National Australia Bank Ltd.,
55,000	0.339%, 09/11/12	55,000
50,000	VAR, 0.288%, 09/16/12	50,000
17,000	National Bank of Canada, 0.190%, 10/29/12	17,000
76,000	Natixis, 0.220%, 09/05/12	76,000
	Nordea Bank Finland plc,
35,000	0.220%, 11/09/12	35,000
54,000	0.385%, 10/05/12	54,000
26,000	0.390%, 10/04/12	26,000
	Norinchukin Bank Ltd.,
15,800	0.370%, 11/08/12	15,800
22,000	0.370%, 11/09/12	22,000
40,000	0.370%, 11/13/12	40,000
30,000	0.390%, 11/02/12	30,000
75,000	0.400%, 10/10/12	75,000
16,000	0.400%, 10/25/12	16,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
37,000	0.400%, 10/30/12	37,000
5,500	0.400%, 11/01/12	5,500
5,000	Oversea-Chinese Banking Corp. Ltd., 0.340%, 02/15/13	5,000
	Rabobank Nederland N.V.,
70,000	0.555%, 10/20/12	70,000
53,000	0.561%, 10/05/12	53,000
9,000	Royal Bank of Canada, 0.510%, 11/28/12	9,000
6,000	Shizuoka Bank, 0.400%, 10/26/12	6,000
	Sumitomo Mitsui Banking Corp.,
27,000	0.365%, 10/05/12	27,000
26,000	0.365%, 10/09/12	26,000
15,000	0.450%, 02/08/13	15,000
23,000	0.450%, 02/19/13	23,000
25,000	0.450%, 02/25/13	25,000
12,000	0.450%, 03/05/13	12,000
22,000	0.490%, 11/13/12	22,000
23,000	0.500%, 09/21/12	23,000
	Sumitomo Trust & Banking Corp.,
13,000	0.390%, 11/02/12 (n)	12,991
5,000	0.400%, 10/05/12	5,000
11,000	0.400%, 10/26/12	11,000
10,000	0.400%, 11/06/12	10,000
11,000	0.400%, 10/25/12 (n)	10,994
10,000	0.405%, 10/05/12	10,000
	Svenska Handelsbanken AB,
30,000	0.235%, 11/14/12	30,000
21,000	0.290%, 11/02/12	21,000
10,000	0.295%, 10/31/12	10,000
32,000	0.385%, 10/18/12	32,000
7,800	0.390%, 10/03/12	7,800
10,000	0.390%, 10/04/12	10,000
27,000	0.400%, 10/05/12	27,000
26,000	0.430%, 09/27/12	26,000
61,000	Swedbank AB, 0.175%, 09/26/12	61,000
42,000	Toronto Dominion Bank (The), 0.160%, 09/10/12	42,000
	UBS AG,
14,000	0.230%, 11/30/12	14,000
79,000	0.320%, 11/09/12	79,000

	Total Certificates of Deposit (Cost $3,410,919)	3,410,919

Commercial Paper — 30.4% (n)
15,000	Alpine Securitization Corp., 0.230%, 10/11/12 (e)	14,996
20,000	Antalis US Funding Corp., 0.230%, 09/04/12 (e)	19,999

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	ANZ National International Ltd.,
25,000	0.240%, 11/07/12 (e)	24,989
10,000	0.260%, 10/02/12 (e) (m)	9,998
	Atlantis One Funding Corp.,
68,000	0.190%, 09/28/12 (e)	67,990
6,000	0.582%, 09/04/12 (e)	6,000
37,000	0.613%, 01/04/13 (e)	36,922
25,000	Australia & New Zealand Banking Group Ltd., 0.250%, 12/07/12 (e)	24,983
25,000	Barclays Bank plc, 0.400%, 11/20/12 (e)	24,978
	BNZ International Funding Ltd.,
10,000	0.250%, 10/31/12 (e)	9,996
10,000	0.280%, 10/05/12 (e)	9,997
	Caisse d’Amortissement de la Dette Sociale,
30,000	1.005%, 09/13/12 (e)	29,990
61,000	1.096%, 09/06/12 (e)	60,991
56,000	Cancara Asset Securitisation LLC, 0.240%, 09/11/12 (e)	55,996
	Charta, LLC,
25,288	0.300%, 09/18/12 (e)	25,284
50,000	0.300%, 09/25/12 (e)	49,990
50,000	0.340%, 09/06/12 (e)	49,998
50,000	0.350%, 09/04/12 (e)	49,999
75,000	Ciesco LLC, 0.260%, 09/26/12 (e)	74,986
6,800	Coca-Cola Co. (The), 0.210%, 09/19/12 (e)	6,799
	Commonwealth Bank of Australia,
24,000	0.250%, 10/09/12 (e)	23,994
3,000	0.250%, 10/10/12 (e)	2,999
20,000	0.271%, 09/10/12 (e)	19,999
46,000	0.288%, 09/23/12 (e)	46,000
24,000	0.290%, 09/14/12 (e)	24,000
15,000	0.295%, 09/04/12 (e)	15,000
15,600	0.320%, 09/10/12 (e)	15,600
	CRC Funding LLC,
30,000	0.300%, 09/19/12 (e)	29,995
63,000	0.340%, 09/06/12 (e)	62,997
29,200	Credit Suisse, 0.240%, 11/26/12	29,183
	DBS Bank Ltd.,
28,000	0.250%, 10/02/12 (e)	27,994
15,000	0.250%, 10/10/12 (e)	14,996
98,000	Deutsche Bank Financial LLC, 0.210%, 10/05/12	97,981
25,700	DnB NOR Bank ASA, 0.310%, 10/22/12 (e)	25,689
5,000	Erste Abwicklungsanstalt, 0.612%, 10/04/12 (e)	4,997

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	General Electric Capital Corp.,
23,000	0.240%, 11/20/12	22,988
27,000	0.240%, 11/21/12	26,985
10,000	0.341%, 10/29/12	9,995
13,000	0.351%, 10/01/12	12,996
52,000	General Electric Co., 0.180%, 09/18/12	51,996
	Govco LLC,
125,000	0.300%, 09/19/12 (e)	124,981
92,000	0.340%, 09/06/12 (e)	91,996
50,000	0.350%, 09/10/12 (e)	49,995
	HSBC Bank plc,
26,000	0.594%, 11/08/12 (e)	26,000
26,000	0.617%, 11/04/12 (e)	26,000
31,000	ING U.S. Funding LLC, 0.200%, 10/01/12	30,995
	Kells Funding LLC,
25,000	0.260%, 09/12/12	24,998
25,000	0.350%, 11/14/12	24,982
55,000	0.602%, 10/27/12 (e)	55,000
7,000	0.693%, 09/07/12	6,999
15,000	Market Street Funding LLC, 0.210%, 10/30/12 (e)	14,995
	MetLife Short Term Funding LLC,
17,100	0.401%, 10/22/12 (e)	17,090
5,000	0.401%, 11/06/12 (e)	4,996
22,849	0.431%, 10/02/12 (e)	22,841
10,000	0.431%, 10/03/12 (e)	9,996
20,000	0.431%, 10/09/12 (e)	19,991
5,000	0.441%, 09/04/12 (e)	5,000
53,000	Mizuho Funding LLC, 0.360%, 10/23/12 (e)	52,972
	National Australia Funding Delaware, Inc.,
79,000	0.210%, 11/19/12 (e)	78,963
38,000	0.286%, 09/27/12 (e)	38,000
25,000	0.351%, 09/27/12 (e)	24,994
	Nordea North America, Inc.,
27,000	0.220%, 11/21/12	26,987
32,000	0.341%, 11/02/12	31,981
18,000	0.391%, 09/28/12	17,995
	NRW.BANK,
27,000	0.240%, 09/04/12 (e)	27,000
150,000	0.250%, 12/03/12 (e)	149,903
	Oversea-Chinese Banking Corp. Ltd.,
30,000	0.210%, 11/28/12	29,984
10,000	0.240%, 11/20/12	9,995
10,000	0.280%, 09/04/12	10,000
	PNC Bank N.A.,
23,000	0.210%, 11/01/12	22,992

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10,000	0.220%, 09/13/12	9,999
30,000	0.220%, 09/17/12	29,997
15,000	0.220%, 10/04/12	14,997
15,000	0.220%, 10/09/12	14,997
10,000	Rabobank USA Financial Corp., 0.582%, 09/07/12	9,999
50,000	Regency Markets No. 1 LLC, 0.180%, 09/07/12 (e)	49,998
	Royal Park Investments Funding Corp.,
7,800	0.650%, 09/13/12 (e)	7,798
11,900	0.650%, 09/17/12 (e)	11,897
5,000	0.651%, 09/04/12 (e)	5,000
	Straight-A Funding LLC,
16,000	0.180%, 10/17/12	15,996
25,000	0.180%, 11/01/12 (e)	24,993
	Sumitomo Mitsui Banking Corp.,
45,000	0.451%, 02/25/13 (e)	44,900
101,000	0.471%, 02/04/13 (e)	100,794
36,000	0.496%, 09/06/12 (e)	35,998
53,000	0.501%, 01/23/13 (e)	52,894
20,000	Suncorp-Metway Ltd., 0.310%, 09/24/12 (e)	19,996
40,000	Svenska Handelsbanken, Inc., 0.441%, 09/21/12 (e)	39,990
	Thames Asset Global Securitization No 1, Inc.,
25,000	0.320%, 09/06/12 (e)	24,999
115,287	0.340%, 09/12/12 (e)	115,275
85,000	0.350%, 09/18/12 (e)	84,986
10,000	Thunder Bay Funding LLC, 0.245%, 11/27/12 (e)	9,994
	Toyota Motor Credit Corp.,
13,000	0.210%, 11/07/12	12,995
10,000	0.401%, 09/25/12	9,997
8,000	0.401%, 10/01/12	7,997
10,000	0.401%, 10/10/12	9,996
8,000	0.401%, 10/17/12	7,996
32,000	0.401%, 10/31/12	31,979
	Westpac Banking Corp.,
50,000	0.286%, 09/04/12 (e)	50,000
54,000	0.287%, 09/20/12 (e)	54,000
41,800	0.287%, 09/18/12 (e)	41,800
	Windmill Funding I Corp.,
171,886	0.260%, 10/02/12 (e)	171,847
50,000	0.330%, 09/10/12 (e)	49,996

	Total Commercial Paper (Cost $3,473,986)	3,473,986

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Notes — 1.2%
	Financials — 1.2%
	Commercial Banks — 0.4%
35,000	Australia & New Zealand Banking Group Ltd., VAR, 0.400%, 09/19/12 (e)	35,000
8,000	Wells Fargo & Co., 5.250%, 10/23/12	8,055

		43,055

	Insurance — 0.8%
	Metropolitan Life Global Funding I
35,000	VAR, 0.578%, 10/10/12 (e)	35,000
47,000	VAR, 0.668%, 09/14/12 (e)	47,000
8,000	New York Life Global Funding, VAR, 0.491%, 09/28/12 (e)	8,000

		90,000

	Total Corporate Notes (Cost $133,055)	133,055

Foreign Government Securities — 0.2%
	Export Development Canada
5,000	0.300%, 03/01/13 (e)	5,000
15,000	0.300%, 03/07/13 (e)	15,000

	Total Foreign Government Securities (Cost $20,000)	20,000

Repurchase Agreements — 16.3%
50,000	Barclays Capital, Inc., 0.190%, dated 08/31/12, due 09/06/12, repurchase price $50,002, collateralized by U.S. Treasury Securities, 0.875%, due 11/30/16, with a value of $51,000.	50,000
65,000	Barclays Capital, Inc., 0.650%, dated 08/31/12, due 10/03/12, repurchase price $65,039, collateralized by Corporate Notes and Bonds, 0.386% - 8.836%, due 12/01/33 - 04/27/43, with a value of $71,400. (i)	65,000
55,000	Barclays Capital, Inc., 0.650%, dated 08/31/12, due 10/03/12, repurchase price $55,033, collateralized by Corporate Notes and Bonds, 0.396% - 5.686%, due 09/25/31 - 06/25/46, with a value of $57,750. (i)	55,000
80,000	Credit Suisse First Boston USA, Inc., 0.850%, dated 08/31/12, due 11/20/12, repurchase price $80,153, collateralized by Corporate Notes and Bonds, 0.000% - 7.960%, due 04/15/27 - 06/12/50, with a value of $84,000. (i)	80,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

25,000	Credit Suisse First Boston USA, Inc., 0.850%, dated 08/31/12, due 11/13/12, repurchase price $25,044, collateralized by Corporate Notes and Bonds, 0.436% - 0.717%, due 11/19/35 - 08/25/47, with a value of $26,250. (i)	25,000
175,000	Credit Suisse First Boston USA, Inc., 0.850%, dated 08/31/12, due 11/09/12, repurchase price $175,289, collateralized by Corporate Notes and Bonds, 0.000% - 6.000%, due 09/27/36 - 08/27/47, with a value of $183,751. (i)	175,000
501,641	Deutsche Bank Securities, Inc., 0.210%, dated 08/31/12, due 09/04/12, repurchase price $501,653, collateralized by Federal National Mortgage Association, 3.500% - 6.500%, due 10/01/26 - 08/01/42, with a value of $511,674.	501,641
40,000	Deutsche Bank Securities, Inc., 0.550%, dated 08/31/12, due 11/19/12, repurchase price $40,049, collateralized by Corporate Notes and Bonds, 0.000% - 9.625%, due 05/15/14 - 02/15/51, with a value of $42,000. (i)	40,000
175,000	Merrill Lynch PFS, Inc., 0.650%, dated 08/31/12, due 09/04/12, repurchase price $175,013, collateralized by Corporate Notes and Bonds, 0.000% - 6.915%, due 01/25/14 - 11/23/50, with a value of $183,750.	175,000
200,000	Morgan Stanley & Co. LLC, 0.190%, dated 08/31/12, due 09/04/12, repurchase price $200,004, collateralized by Federal National Mortgage Association, 0.000% - 5.000%, due 06/01/18 - 09/01/42, with a value of $207,193.	200,000
100,000	RBS Securities, Inc., 0.450%, dated 08/31/12, due 09/04/12, repurchase price $100,005, collateralized by Federal Home Loan Mortgage Corporation, 3.500% - 6.000%, due 09/01/26 - 09/01/42, with a value of $102,000.	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
400,000	Societe Generale, 0.200%, dated 08/31/12, due 09/04/12, repurchase price $400,009, collateralized by Federal Home Loan Mortgage Corporation, 6.000%, due 04/15/29, Federal National Mortgage Association, 0.536% - 6.000%, due 05/25/30 - 12/25/33, and Government National Mortgage Association, 0.377% - 5.500%, due 04/20/31 - 03/16/44, with a value of $412,000.	400,000

	Total Repurchase Agreements (Cost $1,866,641)	1,866,641

Time Deposits — 5.9%
250,000	Citibank N.A., 0.200%, 09/04/12	250,000
250,000	Commerzbank AG, 0.250%, 09/06/12	250,000
117,000	Lloyds TSB Bank plc, 0.170%, 09/05/12	117,000
55,000	Societe Generale, 0.220%, 09/06/12	55,000

	Total Time Deposits (Cost $672,000)	672,000

U.S. Government Agency Securities — 9.7%
16,000	Federal Farm Credit Banks, 0.210%, 10/03/12	16,000
	Federal Home Loan Bank,
23,000	0.200%, 09/14/12	23,000
5,500	0.200%, 02/15/13	5,499
8,000	0.200%, 02/25/13	7,999
32,000	0.210%, 03/01/13	31,998
12,800	0.230%, 04/17/13	12,799
47,000	DN, 0.125%, 09/05/12 (n)	46,999
10,300	DN, 0.125%, 09/07/12 (n)	10,300
27,200	VAR, 0.235%, 11/04/12	27,192
50,000	VAR, 0.350%, 09/04/12	49,995
	Federal Home Loan Banks,
14,300	0.170%, 01/23/13	14,298
20,000	0.200%, 10/03/12	20,000
24,000	0.200%, 02/27/13	23,997
26,200	0.200%, 03/05/13	26,197
	Federal Home Loan Mortgage Corp.,
10,300	DN, 0.100%, 09/26/12 (n)	10,299
52,000	DN, 0.120%, 09/25/12 (n)	51,996
35,000	DN, 0.120%, 09/10/12 (n)	34,999
26,400	DN, 0.120%, 10/04/12 (n)	26,397
40,000	VAR, 0.180%, 09/04/12	39,991
48,000	VAR, 0.320%, 09/04/12	47,995
157,000	VAR, 0.340%, 09/04/12	156,955

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal National Mortgage Association,
7,000	0.500%, 10/30/12	7,003
26,000	3.625%, 02/12/13	26,395
60,000	DN, 0.100%, 09/17/12 (n)	59,997
21,400	DN, 0.110%, 09/20/12 (n)	21,399
53,600	DN, 0.130%, 10/09/12 (n)	53,592
71,200	DN, 0.190%, 10/01/12 (n)	71,189
25,000	VAR, 0.190%, 09/04/12	24,989
50,000	VAR, 0.266%, 09/28/12	49,997
76,000	VAR, 0.330%, 09/04/12	75,996
33,000	VAR, 0.360%, 09/04/12	33,000

	Total U.S. Government Agency Securities (Cost $1,108,462)	1,108,462

U.S. Treasury Obligations — 6.7%
	U.S. Treasury Notes — 6.7%
22,000	0.375%, 09/30/12	22,004
42,400	0.625%, 01/31/13	42,480
29,100	0.625%, 04/30/13	29,180
21,000	0.750%, 03/31/13	21,066
39,000	1.000%, 07/15/13	39,271
12,000	1.125%, 06/15/13	12,084
32,000	1.375%, 09/15/12	32,015
15,000	1.375%, 10/15/12	15,022
25,000	1.375%, 01/15/13	25,110
26,000	1.375%, 02/15/13	26,135
30,400	1.375%, 03/15/13	30,590
74,300	1.375%, 05/15/13	74,911
104,500	1.750%, 04/15/13	105,496
25,000	2.750%, 02/28/13	25,313
74,000	3.125%, 04/30/13	75,427
32,000	3.375%, 06/30/13	32,824
33,000	3.500%, 05/31/13	33,806
74,600	3.625%, 12/31/12	75,452
36,000	3.625%, 05/15/13	36,862
8,000	4.250%, 09/30/12	8,026

	Total U.S. Treasury Obligations (Cost $763,074)	763,074

	Total Investments — 100.3% (Cost $11,448,137)*	11,448,137
	Liabilities in Excess of Other Assets — (0.3)%	(31,186)

	NET ASSETS — 100.0%	$11,416,951

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 59.0%
	Federal Farm Credit Banks — 1.6%
70,650	0.250%, 07/22/13	70,648
140,000	DN, 0.200%, 04/04/13 (m) (n)	139,833
50,000	VAR, 0.259%, 09/12/12	49,999
250,000	VAR, 0.310%, 09/04/12	249,954
75,000	VAR, 0.380%, 09/04/12	75,000
250,000	VAR, 0.380%, 09/04/12	250,000

		835,434

	Federal Home Loan Bank — 26.9%
50,000	0.150%, 10/19/12	49,998
310,000	0.160%, 11/13/12	309,991
122,800	0.180%, 01/10/13	122,780
745,500	0.200%, 09/14/12	745,516
250,000	0.200%, 11/15/12	249,998
50,000	0.200%, 02/15/13	49,996
75,000	0.200%, 02/25/13	74,990
265,000	0.215%, 10/19/12	264,993
225,000	0.220%, 09/17/12	225,008
450,000	0.220%, 10/09/12	449,994
76,000	0.220%, 10/29/12	75,998
138,000	0.220%, 04/09/13	137,972
210,000	0.225%, 04/30/13	209,989
30,000	0.230%, 04/05/13	29,997
100,000	0.230%, 04/17/13	99,989
240,000	0.230%, 04/26/13	239,995
150,000	0.240%, 04/23/13	149,987
59,000	0.240%, 05/10/13	58,989
150,000	0.240%, 05/14/13	149,992
250,000	0.250%, 07/02/13	249,962
50,000	0.280%, 09/05/13	50,016
155,000	1.625%, 06/14/13	156,663
865,505	DN, 0.100%, 10/05/12 (n)	865,423
200,000	DN, 0.120%, 09/12/12 (n)	199,993
535,725	DN, 0.120%, 09/19/12 (n)	535,693
155,400	DN, 0.120%, 09/21/12 (n)	155,390
1,163,698	DN, 0.125%, 09/05/12 (n)	1,163,682
690,050	DN, 0.125%, 09/07/12 (n)	690,036
1,291,385	DN, 0.125%, 09/26/12 (n)	1,291,273
400,000	DN, 0.128%, 11/07/12 (n)	399,905
200,000	DN, 0.130%, 10/24/12 (n)	199,962
457,000	DN, 0.133%, 09/14/12 (n)	456,978
493,000	DN, 0.134%, 10/03/12 (n)	492,941
1,459,000	DN, 0.146%, 10/31/12 (n)	1,458,644
185,000	DN, 0.160%, 11/02/12 (n)	184,949
40,000	DN, 0.160%, 11/16/12 (n)	39,986

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — Continued
75,000	DN, 0.160%, 02/08/13 (n)	74,947
100,000	DN, 0.170%, 02/20/13 (n)	99,919
180,000	DN, 0.180%, 10/17/12 (n)	179,959
170,000	DN, 0.190%, 10/15/12 (n)	169,961
38,000	DN, 0.200%, 06/07/13 (n)	37,941
86,000	DN, 0.200%, 06/10/13 (n)	85,865
135,000	DN, 0.200%, 07/15/13 (n)	134,762
300,000	VAR, 0.210%, 09/04/12	299,817
300,000	VAR, 0.235%, 11/04/12	299,911
262,000	VAR, 0.315%, 09/04/12	261,983
250,000	VAR, 0.350%, 09/04/12	249,975

		14,182,708

	Federal Home Loan Mortgage Corp. — 14.2%
200,000	1.375%, 01/09/13	200,827
505,000	2.125%, 09/21/12	505,537
170,000	DN, 0.100%, 09/26/12 (n)	169,988
450,000	DN, 0.100%, 10/11/12 (n)	449,950
225,000	DN, 0.110%, 10/24/12 (n)	224,964
106,825	DN, 0.120%, 09/17/12 (n)	106,819
200,000	DN, 0.120%, 09/24/12 (n)	199,985
325,000	DN, 0.120%, 10/03/12 (n)	324,965
132,000	DN, 0.123%, 11/26/12 (n)	131,961
1,500,000	DN, 0.127%, 10/17/12 (n)	1,499,757
385,000	DN, 0.140%, 10/10/12 (n)	384,942
589,000	DN, 0.140%, 10/16/12 (n)	588,897
1,000,000	DN, 0.140%, 12/17/12 (n)	999,584
230,000	DN, 0.150%, 10/30/12 (n)	229,943
100,000	DN, 0.150%, 12/03/12 (n)	99,961
200,000	DN, 0.160%, 10/01/12 (n)	199,973
230,000	DN, 0.170%, 11/13/12 (n)	229,921
100,000	DN, 0.180%, 07/02/13 (n)	99,848
20,000	DN, 0.229%, 07/08/13 (n)	19,961
388,000	VAR, 0.340%, 09/04/12	387,888
460,000	VAR, 0.340%, 09/04/12	459,868

		7,515,539

	Federal National Mortgage Association — 16.3%
809,000	0.500%, 10/30/12	809,436
1,570,000	0.625%, 09/24/12	1,570,469
450,000	1.750%, 02/22/13	453,288
651,300	3.625%, 02/12/13	661,178
500,000	DN, 0.100%, 10/17/12 (n)	499,936
658,000	DN, 0.102%, 10/15/12 (n)	657,918
200,000	DN, 0.110%, 09/20/12 (n)	199,988
500,000	DN, 0.130%, 10/09/12 (n)	499,932

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
	Federal National Mortgage Association — Continued
750,000	DN, 0.140%, 12/17/12 (n)	749,688
265,833	DN, 0.160%, 02/06/13 (n)	265,646
100,000	DN, 0.180%, 01/30/13 (n)	99,925
350,000	VAR, 0.266%, 09/28/12	349,977
296,900	VAR, 0.267%, 09/18/12	296,892
350,000	VAR, 0.267%, 09/20/12	349,979
639,000	VAR, 0.330%, 09/04/12	638,979
533,000	VAR, 0.330%, 09/04/12	532,975

		8,636,206

	Total U.S. Government Agency Securities (Cost $31,169,887)	31,169,887

U.S. Treasury Obligations — 10.3%
	U.S. Treasury Bills (n) — 4.7%
360,000	0.111%, 09/20/12	359,979
2,100,000	0.126%, 09/17/12	2,099,882

		2,459,861

	U.S. Treasury Notes — 5.6%
475,000	1.000%, 07/15/13	478,219
475,000	1.375%, 10/15/12	475,718
95,000	1.375%, 02/15/13	95,520
260,000	1.375%, 03/15/13	261,579
600,000	1.375%, 05/15/13	604,859
90,000	2.500%, 03/31/13	91,193
250,000	3.125%, 04/30/13	254,807
335,000	3.500%, 05/31/13	343,198
349,000	3.875%, 10/31/12	351,119

		2,956,212

	Total U.S. Treasury Obligations (Cost $5,416,073)	5,416,073

Repurchase Agreements — 30.6%
500,000	Barclays Capital, Inc., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $500,010, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 9.300%, dated 12/15/12 - 01/25/42, Federal National Mortgage Association, 0.000% - 73.650%, dated 04/25/18 - 09/25/42, Government National Mortgage Association, 0.200% - 68.172%, dated 10/16/12 - 05/20/62, and U.S. Treasury Securities, 0.875%, dated 11/30/16, with a value of $514,852.	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

21,705	Barclays Capital, Inc., 0.190%, dated 08/31/12, due 09/04/12, repurchase price $21,705, collateralized by U.S. Treasury Securities, 1.000%, dated 10/31/16, with a value of $22,139.	21,705
275,000	Barclays Capital, Inc., 0.190%, dated 08/31/12, due 09/04/12, repurchase price $275,006, collateralized by U.S. Treasury Securities, 3.625%, dated 02/15/20, with a value of $280,500.	275,000
1,500,000	Citigroup Global Markets, Inc., 0.200%, dated 08/31/12, due 09/04/12, repurchase price $1,500,033, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 22.662%, dated 01/15/15 - 05/15/42, Federal National Mortgage Association, 0.000% - 13.850%, dated 11/25/12 - 08/25/42, and Government National Mortgage Association, 0.000% - 22.096%, dated 04/16/27 - 05/16/46, with a value of $1,530,000.	1,500,000
275,000	Citigroup Global Markets, Inc., 0.200%, dated 08/31/12, due 09/04/12, repurchase price $275,006, collateralized by Federal Home Loan Mortgage Corp., 2.401% - 6.000%, dated 12/01/25 - 03/01/41, Federal National Mortgage Association, 2.414% - 6.000%, dated 01/01/21 - 04/01/42, and Government National Mortgage Association, 2.500%, dated 08/16/37, with a value of $280,500.	275,000
1,000,000	Deutsche Bank Securities, Inc., 0.180%, dated 08/31/12, due 09/05/12, repurchase price $1,000,025, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 52.051%, dated 11/15/17 - 07/15/42, Federal National Mortgage Association, 4.000%, dated 05/01/42, and Government National Mortgage Association, 0.000% - 23.216%, dated 07/16/22 - 03/20/62, with a value of $1,020,000.	1,000,000
1,250,000	Deutsche Bank Securities, Inc., 0.190%, dated 08/31/12, due 09/04/12, repurchase price $1,250,026, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 16.253%, dated 10/15/13 - 06/15/42, Federal National Mortgage Association, 0.000% - 147.000%, dated 06/01/14 - 01/25/49, and Government National Mortgage Association, 1.386% - 5.000%, dated 12/20/26 - 08/15/52, with a value of $1,275,000.	1,250,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
244,847	Deutsche Bank Securities, Inc., 0.210%, dated 08/31/12, due 09/04/12, repurchase price $244,853, collateralized by Government National Mortgage Association, 4.500% - 5.500%, dated 10/15/39 - 04/15/41, with a value of $249,744.	244,847
750,000	Goldman Sachs & Co., 0.180%, dated 08/31/12, due 09/05/12, repurchase price $750,019, collateralized by Federal Home Loan Mortgage Corp., 2.103% - 7.000%, dated 12/01/19 - 08/01/42, and Federal National Mortgage Association, 1.925% - 7.000%, dated 09/01/19 - 12/01/49, with a value of $765,000.	750,000
1,500,000	Goldman Sachs & Co., 0.190%, dated 08/31/12, due 09/07/12, repurchase price $1,500,055, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 21.804%, dated 11/15/17 - 10/15/49, and Federal National Mortgage Association, 0.000% - 9.000%, dated 01/25/19 - 09/25/42, with a value of $1,544,171.	1,500,000
1,500,000	Goldman Sachs & Co., 0.190%, dated 08/31/12, due 09/06/12, repurchase price $1,500,048, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 6.500%, dated 02/01/19 - 09/01/42, Federal National Mortgage Association, 0.000% - 8.000%, dated 10/01/17 - 01/01/48, Government National Mortgage Association, 3.750% - 6.000%, dated 12/16/25 - 04/20/42, and Other U.S. Government Agency Securities, 0.014% - 0.359%, dated 02/15/26 - 06/15/30, with a value of $1,536,523.	1,500,000
1,250,000	Goldman Sachs & Co., 0.190%, dated 08/31/12, due 09/04/12, repurchase price $1,250,026, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 43.233%, dated 06/15/23 - 10/15/49, Federal National Mortgage Association, 0.000% - 46.802%, dated 04/25/23 - 11/25/49, and Government National Mortgage Association, 0.000% - 38.060%, dated 11/16/31 - 11/16/41, with a value of $1,283,614.	1,250,000
350,000	HSBC Securities USA, Inc., 0.200%, dated 08/31/12, due 09/04/12, repurchase price $350,008, collateralized by Federal National Mortgage Association, 2.500% - 6.500%, dated 12/01/20 - 11/01/48, with a value of $357,003.	350,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

425,000	HSBC Securities USA, Inc., 0.200%, dated 08/31/12, due 09/04/12, repurchase price $425,009, collateralized by Federal National Mortgage Association, 2.500% - 6.500%, dated 05/01/14 - 02/01/49, with a value of $433,503.	425,000
148,981	Merrill Lynch & Co., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $148,984, collateralized by U.S. Treasury Securities, 0.875%, dated 04/30/17, with a value of $151,961.	148,981
1,500,000	Morgan Stanley & Co., 0.190%, dated 08/31/12, due 09/07/12, repurchase price $1,500,055, collateralized by Federal National Mortgage Association, 2.500% - 5.000%, dated 03/01/27 - 07/01/42, with a value of $1,530,000.	1,500,000
2,000,000	Morgan Stanley & Co., 0.190%, dated 08/31/12, due 09/04/12, repurchase price $2,000,042, collateralized by Federal Home Loan Mortgage Corp., 2.500% - 6.500%, dated 10/01/14 - 08/01/42, and Federal National Mortgage Association, 2.075% - 6.500%, dated 12/01/17 - 07/01/42, with a value of $2,040,000.	2,000,000
168,000	RBS Securities, Inc., 0.220%, dated 08/31/12, due 09/04/12, repurchase price $168,004, collateralized by Government National Mortgage Association, 2.500% - 10.000%, dated 12/15/12 - 08/15/42, with a value of $171,365.	168,000
1,520,000	Societe Generale North America, Inc., 0.200%, dated 08/31/12, due 09/04/12, repurchase price $1,520,034, collateralized by Federal Home Loan Mortgage Corp., 3.500% - 4.500%, dated 07/15/18 - 08/01/42, Federal National Mortgage Association, 0.736% - 5.000%, dated 08/01/27 - 08/01/42, and Government National Mortgage Association, 0.447% - 5.147%, dated 05/20/37 - 08/16/43, with a value of $1,553,081.	1,520,000

	Total Repurchase Agreements (Cost $16,178,533)	16,178,533

	Total Investments — 99.9% (Cost $52,764,493)*	52,764,493
	Other Assets in Excess of Liabilities — 0.1%	27,399

	NET ASSETS — 100.0%	$52,791,892

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 31.4%
	U.S. Treasury Bills — 7.0% (n)
300,000	0.104%, 11/08/12	299,941
375,000	0.107%, 11/01/12	374,932
200,000	0.113%, 11/15/12 (m)	199,953
100,000	0.140%, 11/23/12	99,968

		974,794

	U.S. Treasury Notes — 24.4%
25,000	0.375%, 10/31/12	25,008
53,000	0.500%, 11/30/12	53,044
50,000	0.500%, 05/31/13	50,105
255,000	0.625%, 01/31/13	255,487
25,000	1.125%, 06/15/13	25,181
83,000	1.375%, 11/15/12	83,205
631,000	1.375%, 01/15/13	633,817
612,000	1.375%, 02/15/13	615,285
105,000	1.375%, 03/15/13	105,660
225,000	1.375%, 05/15/13	226,833
250,000	1.750%, 04/15/13	252,409
250,000	2.500%, 03/31/13	253,310
80,000	2.750%, 02/28/13	81,015
50,000	2.875%, 01/31/13	50,561
30,000	3.125%, 04/30/13	30,568
25,000	3.375%, 11/30/12	25,198
100,000	3.375%, 06/30/13	102,586
150,000	3.875%, 10/31/12	150,918
300,000	3.875%, 02/15/13	305,059
75,000	4.000%, 11/15/12	75,585

		3,400,834

	Total U.S. Treasury Obligations (Cost $4,375,628)	4,375,628

Repurchase Agreements — 68.5%
500,000	Barclays Capital, Inc., 0.130%, dated 08/31/12, due 09/04/12, repurchase price $500,007, collateralized by U.S. Treasury Securities, 0.125% - 2.750%, due 06/15/15 - 01/15/22, with a value of $510,000.	500,000
250,000	Barclays Capital, Inc., 0.140%, dated 08/31/12, due 09/05/12, repurchase price $250,005, collateralized by U.S. Treasury Securities, 0.250% - 7.625%, due 08/15/15 - 11/15/22, with a value of $255,000.	250,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

250,000	Barclays Capital, Inc., 0.160%, dated 08/31/12, due 09/06/12, repurchase price $250,007, collateralized by U.S. Treasury Securities, 1.000% - 4.500%, due 08/31/15 - 08/15/39, with a value of $255,000.	250,000
250,000	Citigroup Global Markets Holdings, Inc., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $250,005, collateralized by U.S. Treasury Securities, 0.250% - 0.375%, due 10/31/13 - 11/15/14, with a value of $255,000.	250,000
500,000	Credit Suisse First Boston USA, Inc., 0.140%, dated 08/31/12, due 09/04/12, repurchase price $500,008, collateralized by U.S. Treasury Securities, 0.125% - 8.125%, due 11/30/12 - 05/15/41, with a value of $510,004.	500,000
500,000	Credit Suisse First Boston USA, Inc., 0.160%, dated 08/31/12, due 09/06/12, repurchase price $500,013, collateralized by U.S. Treasury Securities, 0.000% - 4.375%, due 09/27/12 - 08/15/41, with a value of $510,001.	500,000
250,000	Credit Suisse First Boston USA, Inc., 0.170%, dated 08/31/12, due 09/07/12, repurchase price $250,008, collateralized by U.S. Treasury Securities, 1.500% - 2.625%, due 07/31/16 - 08/15/20, with a value of $255,004.	250,000
750,000	Credit Suisse First Boston USA, Inc., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $750,015, collateralized by U.S. Treasury Securities, 2.625%, due 12/31/14 - 08/15/20, with a value of $765,003.	750,000
750,000	Deutsche Bank Securities, Inc., 0.150%, dated 08/31/12, due 09/04/12, repurchase price $750,013, collateralized by U.S. Treasury Securities, 0.000% - 6.375%, due 12/06/12 - 11/15/40, with a value of $765,000.	750,000
500,000	Deutsche Bank Securities, Inc., 0.160%, dated 08/31/12, due 09/06/12, repurchase price $500,013, collateralized by U.S. Treasury Securities, 0.000% - 8.750%, due 02/15/13 - 02/15/37, with a value of $510,000.	500,000
1,000,000	Deutsche Bank Securities, Inc., 0.190%, dated 08/31/12, due 09/04/12, repurchase price $1,000,021, collateralized by U.S. Treasury Securities, 0.375% - 5.500%, due 07/15/14 - 02/15/39, with a value of $1,020,000.	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
350,000	Goldman Sachs & Co., 0.140%, dated 08/31/12, due 09/05/12, repurchase price $350,007, collateralized by U.S. Treasury Securities, 0.125%, due 04/15/17, with a value of $357,000.	350,000
250,000	Goldman Sachs & Co., 0.150%, dated 08/31/12, due 09/04/12, repurchase price $250,004, collateralized by U.S. Treasury Securities, 0.000% - 4.500%, due 11/23/12 - 08/15/39, with a value of $255,000.	250,000
250,000	Goldman Sachs & Co., 0.160%, dated 08/31/12, due 09/06/12, repurchase price $250,007, collateralized by U.S. Treasury Securities, 0.125%, due 04/15/17, with a value of $255,000.	250,000
400,000	HSBC Securities USA, Inc., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $400,008, collateralized by U.S. Treasury Securities, 0.875% - 3.875%, due 04/30/17 - 11/15/41, with a value of $408,002.	400,000
280,913	Merrill Lynch & Co., Inc., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $280,919, collateralized by U.S. Treasury Securities, 0.625%, due 08/31/17, with a value of $286,531.	280,913
250,000	Morgan Stanley & Co. LLC, 0.170%, dated 08/31/12, due 09/04/12, repurchase price $250,005, collateralized by U.S. Treasury Securities, 4.250%, due 05/15/39 - 11/15/40, with a value of $255,987.	250,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

250,000	Morgan Stanley & Co. LLC, 0.180%, dated 08/31/12, due 09/07/12, repurchase price $250,009, collateralized by U.S. Treasury Securities, 0.125% - 11.250%, due 02/15/15 - 02/15/36, with a value of $255,000.	250,000
500,000	RBS Securities, Inc., 0.150%, dated 08/31/12, due 09/05/12, repurchase price $500,010, collateralized by U.S. Treasury Securities, 0.625%, due 08/31/17, with a value of $510,002.	500,000
500,000	RBS Securities, Inc., 0.180%, dated 08/31/12, due 09/04/12, repurchase price $500,010, collateralized by U.S. Treasury Securities, 0.625%, due 08/31/17, with a value of $510,002.	500,000
1,000,000	Societe Generale, 0.180%, dated 08/31/12, due 09/04/12, repurchase price $1,000,020, collateralized by U.S. Treasury Securities, 0.500% - 2.000%, due 04/15/15 - 08/31/16, with a value of $1,020,000.	1,000,000

	Total Repurchase Agreements (Cost $9,530,913)	9,530,913

	Total Investments — 99.9% (Cost $13,906,541)*	13,906,541
	Other Assets in Excess of Liabilities — 0.1%	10,733

	NET ASSETS — 100.0%	$13,917,274

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 70.9%
	Federal Farm Credit Bank — 13.9%
30,000	0.150%, 02/06/13	29,994
15,000	0.200%, 09/04/12	15,000
30,000	0.210%, 10/25/12	29,999
20,000	1.750%, 02/21/13	20,144
29,727	DN, 0.110%, 09/28/12 (n)	29,725
10,000	DN, 0.110%, 10/09/12 (n)	9,999
48,500	DN, 0.113%, 09/24/12 (n)	48,496
100,000	DN, 0.120%, 09/06/12 (m) (n)	99,998
5,000	DN, 0.120%, 11/01/12 (n)	4,999
1,500	DN, 0.150%, 11/20/12 (n)	1,500
9,675	DN, 0.150%, 01/22/13 (n)	9,669
23,000	DN, 0.160%, 11/28/12 (n)	22,991
14,200	DN, 0.160%, 03/26/13 (n)	14,187
15,000	DN, 0.180%, 10/12/12 (n)	14,997
19,000	DN, 0.210%, 04/09/13 (n)	18,976
20,000	DN, 0.220%, 07/03/13 (n)	19,963
49,000	VAR, 0.220%, 09/04/12	49,000
50,000	VAR, 0.259%, 09/12/12	49,999
37,800	VAR, 0.266%, 09/22/12	37,804
30,000	VAR, 0.310%, 09/04/12	29,994
25,000	VAR, 0.380%, 09/04/12	25,000
50,000	VAR, 0.380%, 09/04/12	50,000

		632,434

	Federal Home Loan Bank — 55.1%
20,000	0.160%, 11/13/12	19,999
25,000	0.200%, 02/15/13	24,997
15,000	0.215%, 10/19/12	15,000
25,000	0.220%, 10/09/12	24,999
6,000	0.220%, 10/29/12	6,000
11,150	0.220%, 04/09/13	11,148
20,000	0.225%, 04/30/13	19,999
5,000	0.240%, 05/10/13	4,999
25,000	0.240%, 05/14/13	24,999
22,000	0.280%, 09/05/13	22,007
10,850	1.000%, 03/27/13	10,898
20,000	1.625%, 06/14/13	20,215
144,793	DN, 0.001%, 09/04/12 (n)	144,775
370,000	DN, 0.120%, 09/12/12 (n)	369,986
200,000	DN, 0.120%, 09/19/12 (n)	199,989
254,000	DN, 0.120%, 09/21/12 (n)	253,984
114,229	DN, 0.120%, 10/19/12 (n)	114,211
250,000	DN, 0.120%, 10/26/12 (n)	249,954
109,704	DN, 0.125%, 09/05/12 (n)	109,704

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — Continued
51,613	DN, 0.125%, 09/26/12 (n)	51,608
178,000	DN, 0.130%, 09/17/12 (n)	177,990
98,000	DN, 0.130%, 11/28/12 (n)	97,969
176,432	DN, 0.134%, 10/03/12 (n)	176,413
145,000	DN, 0.145%, 10/12/12 (n)	144,976
109,964	DN, 0.146%, 10/31/12 (n)	109,943
16,000	DN, 0.180%, 10/17/12 (n)	15,996
15,000	DN, 0.190%, 10/15/12 (n)	14,997
25,000	VAR, 0.235%, 11/04/12	24,993
22,000	VAR, 0.350%, 09/04/12	21,998

		2,484,746

	Tennessee Valley Authority — 1.9%
87,000	DN, 0.120%, 09/13/12 (n)	86,996

	Total U.S. Government Agency Securities (Cost $3,204,176)	3,204,176

U.S. Treasury Obligations — 29.0%
	U.S. Treasury Bills — 14.3% (n)
158,000	0.089%, 09/06/12	157,998
250,000	0.105%, 09/20/12	249,986
203,625	0.115%, 09/27/12	203,608
35,000	0.151%, 11/01/12	34,991

		646,583

	U.S. Treasury Notes — 14.7%
25,000	0.625%, 02/28/13	25,058
422,000	1.375%, 10/15/12	422,634
87,000	1.375%, 01/15/13	87,396
25,000	1.375%, 03/15/13	25,152
25,000	1.375%, 05/15/13	25,204
10,000	2.500%, 03/31/13	10,132
39,000	3.500%, 05/31/13	39,956
30,000	3.875%, 10/31/12	30,182

		665,714

	Total U.S. Treasury Obligations (Cost $1,312,297)	1,312,297

	Total Investments — 99.9% (Cost $4,516,473)*	4,516,473
	Other Assets in Excess of Liabilities — 0.1%	5,168

	NET ASSETS — 100.0%	$4,521,641

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 100.0%
	U.S. Treasury Bills — 86.5% (n)
1,768,386	0.083%, 09/06/12	1,768,366
1,025,449	0.093%, 10/25/12	1,025,306
1,000,000	0.096%, 10/11/12	999,893
2,599,805	0.099%, 09/13/12	2,599,719
333,361	0.102%, 10/18/12	333,317
1,000,000	0.103%, 10/04/12	999,906
500,000	0.103%, 11/08/12	499,903
2,535,000	0.104%, 09/20/12 (m)	2,534,860
1,000,000	0.105%, 11/23/12	999,758
1,000,000	0.110%, 11/01/12	999,814
1,000,000	0.111%, 11/29/12	999,727
2,371,375	0.115%, 09/27/12	2,371,178
1,000,000	0.115%, 11/15/12	999,760

		17,131,507

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Notes — 13.5%
300,000	0.375%, 09/30/12	300,064
450,000	0.375%, 10/31/12	450,182
550,000	0.500%, 11/30/12	550,452
160,000	0.625%, 02/28/13	160,368
150,000	1.000%, 07/15/13	151,021
100,000	1.375%, 10/15/12	100,147
350,000	1.375%, 11/15/12	350,871
167,000	1.375%, 01/15/13	167,733
25,000	1.375%, 03/15/13	25,151
199,000	1.375%, 05/15/13	200,622
25,000	2.500%, 03/31/13	25,331
185,000	3.500%, 05/31/13	189,533

		2,671,475

	Total U.S. Treasury Obligations (Cost $19,802,982)	19,802,982

	Total Investments — 100.0% (Cost $19,802,982)*	19,802,982
	Other Assets in Excess of Liabilities — 0.0% (g)	5,223

	NET ASSETS — 100.0%	$19,808,205

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 92.5%
	Alabama — 0.1%
13,000	Columbia Industrial Development Board, Alabama Power Co., Project, Series D, Rev., VRDO, 0.220%, 09/04/12	13,000
9,585	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	9,585

		22,585

	Alaska — 0.4%
30,000	Alaska Housing Finance Corp., Series D, Rev., VRDO, 0.170%, 09/07/12	30,000
1,300	City of Valdez, Marine Terminal, Exxon Pipeline Co. Project, Series A, Rev., VRDO, 0.170%, 09/04/12	1,300
21,485	City of Valdez, Marine Terminal, Exxonmobil Project, Rev., VRDO, 0.190%, 09/04/12	21,485
10,290	Eclipse Funding Trust, Solar Eclipse, Alaska, Series 2007-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.210%, 09/04/12	10,290

		63,075

	Arizona — 1.3%
42,300	Ak-Chin Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/07/12	42,300
15,600	City of Mesa, Utility System, Series ROCS-RR-II-R-11032, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.190%, 09/07/12	15,600
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 09/07/12	7,160
	Phoenix Civic Improvement Corp.,
6,245	Series ROCS-RR-II R-11982X, Rev., VRDO, LIQ: Citibank N.A., 0.240%, 09/07/12 (e)	6,245
15,760	Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.170%, 09/07/12 (e)	15,760
2,000	Phoenix IDA, Multi-Family Housing, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/07/12	2,000
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Bank of New York, 0.130%, 09/07/12	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.160%, 09/07/12	21,700
48,180	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/07/12	48,180

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arizona — Continued
39,045	Sun Devil Energy Center, LLC, Arizona State University Project, Rev., VRDO, AGC, 0.400%, 09/07/12	39,045

		219,790

	California — 10.8%
26,980	Abag Finance Authority for Nonprofit Corps., Series D, Rev., VRDO, LOC: Citibank N.A., 0.200%, 09/07/12	26,980
16,995	Atwater Public Financing Authority Wastewater, Series 3145, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	16,995
5,000	Austin Trust Various States, Series 2008-3305, Rev., VRDO, LIQ: Bank of America N.A., 0.240%, 09/07/12	5,000
1,531	Bay Area Toll Authority, Series 2985, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	1,531
65,600	Bay Area Toll Authority, Toll Bridge, Sanitary Fran Bay, Series C-2, Rev., VRDO, LOC: Morgan Stanley Bank, 0.160%, 09/07/12	65,600
1,250	California Educational Facilities Authority, Series 3144, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.200%, 09/04/12 (e)	1,250
11,350	California Health Facilities Financing Authority, St. Joseph Health System, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.160%, 09/07/12	11,350
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 09/07/12	1,610
850	California Infrastructure & Economic Development Bank, Pacific Gas & Electric, Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.190%, 09/04/12	850
500	California Infrastructure & Economic Development Bank, Pacific Gas Electric, Series A, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.170%, 09/04/12	500
800	California Municipal Finance Authority, Chevron USA, Inc., Project, Rev., VRDO, 0.190%, 09/04/12	800
2,700	California Statewide Communities Development Authority, Chevron USA, Inc., Project, Rev., VRDO, 0.190%, 09/04/12	2,700
14,900	California Statewide Communities Development Authority, Gas Supply, Rev., VRDO, LIQ: PNC Bank N.A., 0.170%, 09/07/12	14,900

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
5,800	California Statewide Communities Development Authority, Health Facility Community Hospital, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 09/07/12	5,800
51,800	California Statewide Communities Development Authority, Insured, Series A, Rev., VRDO, AGC, 0.150%, 09/07/12	51,800
40,000	California Statewide Communities Development Authority, Kaiser Permanente, Series M, Rev., VRDO, 0.160%, 09/07/12	40,000
3,650	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 09/07/12	3,650
48,100	California Statewide Communities Development Authority, Museum Art, Rev., VRDO, LOC: Union Bank N.A., 0.150%, 09/07/12	48,100
5,450	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 09/07/12	5,450
400	City of Irvine, Improvement Bond Act of 1915, District No. 03-19, Special Assessment, Series B, VRDO, LOC: U.S. Bank N.A., 0.190%, 09/04/12	400
13,850	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.190%, 09/07/12	13,850
1,400	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	1,400
9,700	City of Upland, Mountain Springs Issue, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 09/07/12	9,700
900	City of Vacaville, Multi-Family Housing, Sycamores Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/07/12	900
9,750	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	9,750
30,000	County of Contra Costa, Multi-Family Housing, Pleasant Hill BART Transit, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/07/12	30,000
	Deutsche Bank Spears/Lifers Trust Various States,
40,530	Series DB-287, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	40,530

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
450	Series DB-304, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	450
12,915	Series DB-324, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	12,915
36,940	Series DB-332, GO, VRDO, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	36,940
14,090	Series DB-363, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	14,090
39,805	Series DB-364, Rev., VRDO, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	39,805
25,670	Series DB-382, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	25,670
11,585	Series DB-416, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	11,585
12,830	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	12,830
19,825	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12 (e)	19,825
21,125	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	21,125
14,115	Series DB-432, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	14,115
41,515	Series DB-474, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	41,515
35,130	Series DB-479, Rev., VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	35,130
14,485	Series DB-600, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	14,485
12,549	Series DB-657, GO, VRDO, AGC, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	12,549
50,000	Series DB-1020X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 09/07/12 (e)	50,000
13,195	Series DBE-600, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.310%, 09/07/12	13,195
30,550	Series DBE-625, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	30,550
32,205	Series DBE-664, Rev., VRDO, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	32,205
8,225	Series DBE-685, Rev., VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.270%, 09/07/12	8,225
91,555	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	91,555
31,140	Series DBE-1455, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	31,140
	Deutsche Bank Spears/Lifers Trust Various States, Tax Allocation,
39,455	Series DB-294, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	39,455

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
8,430	Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	8,430
29,725	Eclipse Funding Trust, Solar Eclipse, Castai, Series 2007-0034, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	29,725
11,645	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	11,645
6,900	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	6,900
4,960	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	4,960
2,600	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	2,600
9,600	Eclipse Funding Trust, Solar Eclipse, San Mateo, Tax Allocation, Series 2006-0052, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	9,600
20,500	Golden State Tobacco Securitization Corp., Series 2215, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.350%, 09/07/12	20,500
2,500	Irvine Ranch Water District Nos. 105, 140, 240 & 250, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.140%, 09/07/12	2,500
40,000	Kern County California, GO, TRAN, 2.500%, 06/28/13	40,751
	Los Angeles Community College District,
10,800	Series ROCS-RR-II-R-11768, GO, VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.200%, 09/07/12 (e)	10,800
13,525	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.170%, 09/07/12 (e)	13,525
12,875	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	12,875
	Los Angeles Department of Water & Power,
800	Series ROCS-RR-II-R-12322, Rev., VRDO, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.190%, 09/04/12 (e)	800
27,225	Series ROCS-RR-II-R-12326, Rev., VRDO, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.190%, 09/04/12 (e)	27,225

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
	Metropolitan Water District of Southern California,
9,670	Series A-2, Rev., VRDO, 0.150%, 09/07/12	9,670
16,650	Series B, Rev., VRDO, 0.160%, 09/07/12	16,650
3,700	Orange County, Riverbend Apartment, Series B, Rev., VRDO, FHLMC, LOC: FHLMC, 0.150%, 09/07/12	3,700
13,300	Orange County, WLCO LF Partners, Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 09/07/12	13,300
	Puttable Floating Option Tax-Exempt Receipts,
7,955	Series PT-4161, Rev., VRDO, 0.410%, 09/07/12	7,955
10,555	Series PT-4433, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.160%, 09/07/12	10,555
6,915	Series PT-4554, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.410%, 09/07/12	6,915
6,705	Series PT-4555, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.410%, 09/07/12 (e)	6,705
4,085	Series PT-4571, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.410%, 09/07/12	4,085
3,405	Series PT-4585, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.410%, 09/07/12	3,405
6,020	Series PT-4589, VRDO, FHLMC, LIQ: FHLMC, 0.410%, 09/07/12	6,020
7,745	Series PT-4597, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.410%, 09/07/12	7,745
	Sacramento County Sanitation Districts Financing Authority, Sub Lien,
47,200	Series B, Rev., VRDO, LOC: Morgan Stanley Bank, 0.220%, 09/04/12	47,200
58,600	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 09/07/12	58,600
18,000	San Diego Community College District, Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.190%, 09/07/12 (e)	18,000
80	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.350%, 09/07/12	80
5,600	Santa Clara County Financing Authority, Multiple Facilities Projects, Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.220%, 09/07/12	5,600
26,705	Southern California Public Power Authority, Subordinated Southern Transmission, Series A, Rev., VRDO, AGM, 0.220%, 09/07/12	26,705
230,375	State of California, Series A-2, Rev., RAN, 2.500%, 06/20/13	234,196

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
31,500	State of California, Kindergarten, Series A6, GO, VRDO, LOC: California Public Employee Retirement Fund, 0.130%, 09/07/12	31,500
30,000	Tustin Unified School District, Community Facilities District No. 07-1, Special Tax, VRDO, LOC: Bank of America N.A., 0.210%, 09/04/12	30,000
	Wells Fargo Stage Trust,
19,750	Series 1C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	19,750
18,475	Series 2008-7C, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.300%, 09/07/12 (e)	18,475
9,780	Series 20C, COP, VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	9,780
25,400	Series 38C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	25,400
10,430	Series 56C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	10,430

		1,856,007

	Colorado — 2.0%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 09/07/12	15,010
15,825	City of Colorado Springs, Utilities System Improvement, Series A, Rev., VRDO, 0.190%, 09/07/12	15,825
	City of Colorado Springs, Utilities, Sub Lien,
96,645	Series A, Rev., VRDO, 0.190%, 09/07/12	96,645
1,000	Series A, Rev., VRDO, 0.250%, 09/07/12	1,000
29,200	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Rev., VRDO, 0.170%, 09/07/12	29,200
17,900	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.190%, 09/04/12	17,900
300	Colorado Health Facilities Authority, Hospital, NCMC, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 09/04/12	300
17,330	Colorado Housing & Finance Authority, Series AA-3, Class I, Rev., VRDO, LOC: FNMA, 0.160%, 09/07/12	17,330
1,755	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series A-4, Class I, Rev., VRDO, 0.170%, 09/07/12	1,755
14,100	Colorado Housing & Finance Authority, Single Family Mortgage, Series C-2, Class I, Rev., VRDO, LIQ: FHLB, 0.160%, 09/07/12	14,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Colorado — Continued
21,835	Denver City & County, Airport, Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Bank, 0.350%, 09/07/12	21,835
28,150	Midcities Metropolitan District No. 1, Series B, Rev., VRDO, LOC: BNP Paribas, 0.700%, 09/07/12	28,150
39,150	Southglenn Metropolitan District, Rev., VRDO, LOC: BNP Paribas, 1.040%, 09/07/12	39,150
40,000	State of Colorado, Series A, Rev., TRAN, 2.000%, 06/27/13	40,591

		338,791

	Connecticut — 0.4%
39,200	Capital City EDA, Series B, Rev., VRDO, 0.230%, 09/07/12	39,200
18,975	Connecticut State Health & Educational Facility Authority, Yale University, Series A-3, Rev., VAR, 4.000%, 02/07/13	19,286
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	17,060

		75,546

	Delaware — 0.4%
13,800	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.170%, 09/07/12	13,800
28,155	New Castle County, Multifamily Housing, Fairfield English Village Project, Series FA, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	28,155
29,070	University of Delaware, Series B, Rev., VRDO, 0.200%, 09/04/12	29,070

		71,025

	District of Columbia — 3.7%
39,285	Anacostia Waterfront Corp., MERLOTS, Series F02, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12	39,285
10,850	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1006, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	10,850
	District of Columbia,
395,000	GO, TRAN, 2.000%, 09/28/12	395,504
48,550	Series A, GO, VRDO, LOC: Bank of America N.A., 0.170%, 09/07/12	48,550
11,450	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	11,450

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	District of Columbia — Continued
2,035	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/12	2,035
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VRDO, LOC: Bank of New York, 0.140%, 09/07/12	7,500
30,735	District of Columbia, MERLOTS, Series B-34, GO, VRDO, AGM, 0.170%, 09/07/12	30,735
3,520	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/12	3,520
7,108	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.420%, 09/07/12	7,108
14,685	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	14,685
15,175	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	15,175
	Metropolitan Washington Airports Authority,
19,540	Series 3140, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.170%, 09/07/12 (e)	19,540
35,000	Subseries C-2, Rev., VRDO, LOC: Barclays Bank plc, 0.160%, 09/07/12	35,000

		640,937

	Florida — 5.2%
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.860%, 09/07/12	11,150
	Austin Trust Various States,
16,575	Series 2007-1025, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12	16,575
14,900	Series 2007-1030, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12	14,900
10,500	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/04/12	10,500
8,845	City of Fort Myers, Series 2077, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.170%, 09/07/12 (e)	8,845
	Deutsche Bank Spears/Lifers Trust Various States,
6,000	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	6,000
38,145	Series DB-451, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	38,145

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — Continued
105,275	Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	105,275
32,155	Series DB-471, COP, VRDO, AGM, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	32,155
28,625	Series DB-496, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	28,625
49,900	Series DB-645, Rev., VRDO, AGC, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	49,900
26,005	Series DBE-1004, Rev., VAR, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	26,005
8,630	Series DBE-1009, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	8,630
8,210	Eclipse Funding Trust, Solar Eclipse, Series 2006-0043, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12 (e)	8,210
23,845	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12 (e)	23,845
10,520	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	10,520
18,650	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	18,650
8,535	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	8,535
20,425	Florida Gulf Coast University Financing Corp., Housing Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/07/12	20,425
9,265	Florida Housing Finance Corp., Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 09/07/12	9,265
8,225	Florida Housing Finance Corp., Multi-Family Housing, Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 09/07/12	8,225
	Florida State Department of Environmental Protection, Everglades Restoration,
18,210	Series A, Rev., VRDO, AGC, 0.330%, 09/07/12	18,210
26,875	Series B, Rev., VRDO, AGC, 0.290%, 09/07/12	26,875

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Florida — Continued
51,300	Miami-Dade County School Board, Series 2982, COP, VRDO, AGC, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	51,300
22,540	Miami-Dade County, Transit System, EAGLE, Series 2006-0101, Class A, Rev., VRDO, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.180%, 09/07/12	22,540
24,535	North Broward Hospital District, Series A, Rev., VRDO, NATL-RE, LOC: Wells Fargo Bank N.A., 0.150%, 09/07/12	24,535
7,345	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	7,345
8,801	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, LOC: Nationsbank N.A., 0.200%, 09/07/12	8,801
3,320	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	3,320
22,285	Orange County, Tourist Development, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.170%, 09/07/12	22,285
22,000	Orlando & Orange County Expressway Authority, Series D, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.170%, 09/07/12	22,000
6,580	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	6,580
29,750	Pinellas County Health Facility Authority, Baycare Health System, Series A1, Rev., VRDO, LOC: U.S. Bank N.A., 0.190%, 09/04/12	29,750
	Sarasota County Public Hospital District, Sarasota Memorial Hospital,
8,800	Series A, Rev., VRDO, LOC: Northern Trust Co., 0.180%, 09/04/12	8,800
74,925	Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 09/07/12	74,925
34,400	South Florida Water Management District, Series ROCS-RR-II-R-12313, COP, VRDO, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.190%, 09/04/12 (e)	34,400
20,375	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.170%, 09/07/12	20,375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — Continued
8,000	St. Johns River Power Park, Series ROCS-RR II R-14025, Rev., VRDO, LIQ: Citibank N.A., 0.180%, 09/07/12 (e)	8,000
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12	8,265
33,450	USF Financing Corp., Master Lease Program, Series B-1, COP, VRDO, AMBAC, LOC: Wells Fargo Bank N.A., 0.180%, 09/07/12	33,450

		896,136

	Georgia — 1.3%
7,080	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.530%, 09/07/12	7,080
8,260	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	8,260
10,945	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	10,945
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 09/07/12	10,735
107,345	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 0.230%, 09/07/12	107,345
15,145	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	15,145
9,680	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	9,680
4,050	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.480%, 09/07/12	4,050
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.170%, 09/07/12	5,940
600	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 09/07/12	600

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Georgia — Continued
21,660	Municipal Electric Authority of Georgia, Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.160%, 09/07/12	21,660
29,110	Wells Fargo Stage Trust, Series 57C, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	29,110

		230,550

	Hawaii — 0.1%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,745	Series 2006-0096, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	13,745
9,235	Series 2006-0123, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	9,235

		22,980

	Idaho — 0.4%
15,800	City of Coeur d’Alene, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 09/07/12	15,800
	Idaho Housing & Finance Association, Single Family Mortgage,
12,490	Series D-1, Class I, Rev., VRDO, LOC: FNMA, 0.170%, 09/07/12	12,490
25,695	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.230%, 09/07/12	25,695
8,545	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.160%, 09/07/12	8,545

		62,530

	Illinois — 6.3%
65,265	Chicago Midway Airport, Second Lien, Series C-2, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.190%, 09/07/12	65,265
140,600	Chicago O’Hare International Airport, Third Lien, Series C, Rev., VRDO, LOC: Citibank N.A., 0.170%, 09/07/12	140,600
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, GO, VRDO, LOC: Bank of New York, 0.200%, 09/04/12	10,380
	City of Chicago, Water, Senior Lien,
19,570	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.190%, 09/07/12	19,570
9,785	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.190%, 09/07/12	9,785

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — Continued
4,300	City of Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank, 0.200%, 09/07/12	4,300
	Deutsche Bank Spears/Lifers Trust Various States,
25,250	Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	25,250
27,925	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	27,925
10,880	Series DB-307, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	10,880
20,965	Series DB-315, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	20,965
18,085	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	18,085
22,750	Series DB-365, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	22,750
10,875	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	10,875
17,070	Series DB-393, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	17,070
56,140	Series DB-476, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	56,140
14,890	Series DB-494, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	14,890
50,900	Series DB-601, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	50,900
26,504	Series DB-623, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	26,504
32,735	Series DB-1032, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 09/07/12 (e)	32,735
	Eclipse Funding Trust, Solar Eclipse, Chicago,
8,955	Series 2006-0003, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	8,955
10,205	Series 2006-0131, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	10,205
3,200	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.200%, 09/07/12	3,200
10,000	Illinois Finance Authority, IDR, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.210%, 09/07/12	10,000
	Illinois Finance Authority, OSF Healthcare System,
70,000	Series F, Rev., VRDO, AGM, 0.310%, 09/07/12	70,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Illinois — Continued
6,480	Series G, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.200%, 09/04/12	6,480
40,400	Illinois Finance Authority, Symphony Orchestra, Rev., VRDO, LOC: U.S. Bank N.A., 0.190%, 09/07/12	40,400
	Illinois Finance Authority, University of Chicago Medical Centre,
17,050	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/04/12	17,050
11,250	Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 09/04/12	11,250
34,250	Series D-1, Rev., VRDO, LOC: PNC Bank N.A., 0.180%, 09/04/12	34,250
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.170%, 09/07/12	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.180%, 09/07/12	7,500
4,550	Illinois Housing Development Authority, Multi-Family Housing, Southern Hills/Orlando, Series B, Rev., VRDO, AGM, 0.270%, 09/07/12	4,550
	Illinois State Toll Highway Authority,
110,535	Series A-1B, Rev., VRDO, AGM, 0.250%, 09/07/12	110,535
33,100	Series B, Rev., VRDO, AGM, 0.370%, 09/07/12	33,100
46,600	Series B, Rev., VRDO, AGM, 0.370%, 09/07/12	46,600
20,000	Illinois State Toll Highway Authority, Senior Priority, Series A-2C, Rev., VRDO, LOC: Northern Trust Co., 0.170%, 09/07/12	20,000
21,200	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 09/07/12	21,200
1,540	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.290%, 09/07/12	1,540
17,815	Puttable Floating Option Tax-Exempt Receipts, Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.370%, 09/07/12 (e)	17,815
10,700	Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 09/07/12	10,700

		1,080,374

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Indiana — 0.9%
28,305	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	28,305
9,435	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	9,435
13,500	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	13,500
25,575	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	25,575
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,210	Series 2006-0092, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	17,210
14,435	Series 2006-0100, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	14,435
20,580	Indiana Finance Authority Environmental Refunding, Duke Energy Indiana, Inc. Project, Series A-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.170%, 09/04/12	20,580
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 09/07/12	2,385
10,015	Puttable Floating Option Tax-Exempt Receipts, Series PT-3986, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.160%, 09/07/12	10,015
19,405	Wells Fargo Stage Trust, Series 2009-77C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	19,405

		160,845

	Iowa — 0.2%
23,000	City of Iowa Act, Inc., Rev., VRDO, 0.210%, 09/04/12	23,000
18,285	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	18,285

		41,285

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Kansas — 0.4%
55,140	City of Wichita, Series 25, GO, 0.250%, 02/14/13	55,154
19,230	Wyandotte County-Kansas City Unified Government, Municipal Temporary Notes, Series I, GO, 0.240%, 03/01/13	19,229

		74,383

	Kentucky — 0.3%
8,110	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 09/07/12	8,110
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.180%, 09/07/12 (e)	7,990
42,600	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.200%, 09/04/12	42,600

		58,700

	Louisiana — 0.7%
21,085	City of Baton Rouge/Parish of East Baton Rouge, Exxon Project, Rev., VRDO, 0.190%, 09/04/12	21,085
18,560	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1012, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	18,560
21,600	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Series B, Rev., VRDO, 0.190%, 09/04/12	21,600
17,900	Eclipse Funding Trust, Solar Eclipse, Series 2007-0112, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	17,900
19,760	Parish of St. John the Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12	19,760
	State of Louisiana, Gas & Fuels Tax,
10,000	Series ROCS-RR-II-R-11769, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.170%, 09/07/12 (e)	10,000
7,240	Series ROCS-RR-II-R-11899, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 09/07/12 (e)	7,240

		116,145

	Maine — 0.4%
66,825	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, AGM, 0.170%, 09/07/12	66,825

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Maryland — 0.8%
19,100	Maryland Stadium Authority, Football Stadium, Rev., VRDO, 0.160%, 09/07/12	19,100
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 09/07/12	3,135
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	6,400
1,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.170%, 09/07/12	1,000
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Walker Mews Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/07/12	11,700
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, 0.180%, 09/07/12	15,200
19,443	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/07/12	19,443
2,000	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.190%, 09/07/12	2,000
	Washington Suburban Sanitary District,
7,500	Series A, BAN, GO, VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	7,500
26,800	Series A-7, BAN, GO, VRDO, 0.210%, 09/07/12	26,800
21,000	Wells Fargo Stage Trust, Series 16C, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	21,000

		133,278

	Massachusetts — 1.4%
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,790	Series 2007-0010, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	13,790

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Massachusetts — Continued
30,720	Series 2007-0032, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	30,720
8,900	Massachusetts Development Finance Agency, Eaglebrook School, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	8,900
3,300	Massachusetts Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.290%, 09/07/12	3,300
8,700	Massachusetts Development Finance Agency, Holy Cross College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/04/12	8,700
12,755	Massachusetts Educational Financing Authority, Series ROCS-RR-II-R-11649, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.270%, 09/07/12 (e)	12,755
13,000	Massachusetts Health & Educational Facilities Authority, Amherst College, Series F, Rev., VRDO, 0.170%, 09/07/12	13,000
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
36,700	Series M-2, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/07/12	36,700
8,900	Series M-4A, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/07/12	8,900
11,100	Massachusetts Health & Educational Facilities Authority, Partners Healthcare, Series I-2, Rev., VRDO, 0.160%, 09/07/12	11,100
	Massachusetts Water Resources Authority, Multimodal,
53,900	Series B, Rev., VRDO, LOC: Helaba, 0.170%, 09/07/12	53,900
33,325	Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.210%, 09/04/12	33,325

		235,090

	Michigan — 2.0%
215	Deutsche Bank Spears/Lifers Trust Various States, Series DB-302, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	215
100	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.210%, 09/04/12	100
8,300	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.240%, 09/07/12	8,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
73,500	Michigan Finance Authority, Unemployment Obligation Assessment, Series C, Rev., VRDO, LOC: Citibank N.A., 0.170%, 09/07/12	73,500
63,905	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, LIQ: Bank of Nova Scotia, 0.200%, 09/07/12	63,905
12,700	Michigan State Housing Development Authority, Single Family Housing, Series D, Rev., VRDO, AMT, 0.180%, 09/07/12	12,700
	Michigan State Housing Development Authority, Single Family Mortgage,
6,315	Series C, Rev., VRDO, 0.160%, 09/07/12	6,315
23,500	Series E, Rev., VRDO, AMT, 0.190%, 09/07/12	23,500
40,800	Michigan Strategic Fund, Van Andel Research, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/07/12	40,800
17,170	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.240%, 09/07/12	17,170
	Puttable Floating Option Tax-Exempt Receipts,
14,115	Series PT-4697, GO, VRDO, AGM, Q-SBLF, LIQ: Bank of America N.A., 0.300%, 09/07/12 (e)	14,115
8,580	Series PT-4700, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12 (e)	8,580
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.220%, 09/07/12	48,745
31,295	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.220%, 09/07/12	31,295
2,400	University of Michigan, Series A, Rev., VRDO, 0.160%, 09/04/12	2,400

		351,640

	Minnesota — 2.6%
76,050	City of Rochester, Health Care Mayo Clinic, Series A, Rev., VRDO, 0.150%, 09/07/12	76,050
15,000	Farmington Independent School District No. 192, GO, 1.500%, 09/04/13	15,180
52,950	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.170%, 09/07/12	52,950

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Minnesota — Continued
12,400	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 09/07/12	12,400
20,725	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Health Care Facilities, Series A, Rev., VRDO, AGM, 0.210%, 09/04/12	20,725
	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Hospital & Clinics,
10,800	Series A, Rev., VRDO, AGM, 0.210%, 09/04/12	10,800
19,125	Series A, Rev., VRDO, AGM, 0.210%, 09/04/12	19,125
	Minnesota Housing Finance Agency, Residential Housing,
13,000	Series B, Rev., VRDO, AMT, 0.190%, 09/07/12	13,000
20,000	Series C, Rev., VRDO, AMT, 0.180%, 09/07/12	20,000
5,000	Series C, Rev., VRDO, AMT, 0.190%, 09/07/12	5,000
19,425	Series J, Rev., VRDO, AMT, 0.190%, 09/07/12	19,425
	Minnesota School District Capital Equipment Borrowing Program,
31,150	COP, 2.000%, 09/11/12	31,165
40,000	Series A, COP, 2.000%, 09/10/13	40,722
48,580	Series B, COP, 2.000%, 09/10/12	48,598
24,990	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-19, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.170%, 09/07/12 (e)	24,990
20,040	Wayzata Independent School District No. 284, GO, 2.000%, 09/29/12	20,066
13,065	Wells Fargo State Trust, Series 52C, Rev., VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12	13,065

		443,261

	Mississippi — 0.4%
56,080	Jackson County, Port Facility, Chevron USA, Inc. Project, Rev., VRDO, 0.190%, 09/04/12	56,080
	Mississippi Business Finance Corp., Chevron USA Inc.,
8,050	Series F, Rev., VRDO, 0.150%, 09/07/12	8,050
100	Series H, Rev., VRDO, 0.170%, 09/04/12	100

		64,230

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Missouri — 0.6%
34,650	City of St. Louis Missouri Airport, Series DB-161, Rev., VRDO, NATL-RE, 0.210%, 09/07/12	34,650
11,810	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	11,810
1,575	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 09/07/12	1,575
22,305	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.220%, 09/04/12	22,305
20,000	Missouri State Health & Educational Facilities Authority, SSM Health Care Services, Series C-4, Rev., VRDO, 0.190%, 09/07/12	20,000
7,030	Missouri State Health & Educational Facilities Authority, St. Francis Medical Center, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 09/04/12	7,030
9,900	Missouri State Health & Educational Facilities Authority, Washington University, Series C, Rev., VRDO, 0.180%, 09/04/12	9,900

		107,270

	Nebraska — 0.2%
18,805	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12 (e)	18,805
17,995	Nebraska Public Power District, EAGLE, Series 2007-0013, Class A, Rev., VRDO, BHAC, AGM-CR, FGIC, LIQ: Citibank N.A., 0.190%, 09/07/12	17,995

		36,800

	Nevada — 1.5%
32,600	Austin Trust Various States, Series 2008-1153, GO, VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12	32,600
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Bank, 0.170%, 09/07/12	42,750
29,880	Clark County School District, Series 174, GO, VRDO, AMBAC, 0.190%, 09/07/12	29,880
	Deutsche Bank Spears/Lifers Trust Various States,
22,820	Series DB-663, GO, VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	22,820
7,160	Series DBE-643, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	7,160

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Nevada — Continued
14,700	Series DBE-668, GO, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	14,700
12,735	Eclipse Funding Trust, Solar Eclipse, Henderson, Series 2006-0094, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	12,735
19,970	Eclipse Funding Trust, Solar Eclipse, Truckee Meadows, Series 2007-0015, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	19,970
	Nevada Housing Division, Multi-Unit Housing,
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.210%, 09/07/12	8,750
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.320%, 09/07/12	10,900
3,105	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.210%, 09/07/12	3,105
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.180%, 09/07/12 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VRDO, LOC: Exchange Bank, 0.180%, 09/07/12	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	3,430
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	12,710

		256,660

	New Hampshire — 0.2%
11,300	New Hampshire Business Finance Authority, Mark H. Wentworth Home, Rev., VRDO, LOC: TD Banknorth N.A., 0.160%, 09/07/12	11,300
17,145	New Hampshire Health & Education Facilities Authority, University System, Series B, Rev., VRDO, 0.200%, 09/04/12	17,145
12,420	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.240%, 09/07/12	12,420

		40,865

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — 2.8%
	Deutsche Bank Spears/Lifers Trust Various States,
37,175	Series DB-297, Rev., VRDO, NATL-RE, FGIC, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	37,175
36,115	Series DB-339, Rev., VRDO, AGM, AMBAC, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	36,115
48,005	Series DB-447, Rev., VRDO, AGM, AMBAC, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	48,005
39,350	Series DB-624, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.200%, 09/07/12	39,350
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	37,910
5,560	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12	5,560
14,365	New Jersey Health Care Facilities Financing Authority, Somerset Medical Center, Rev., VRDO, LOC: TD Bank N.A., 0.150%, 09/07/12	14,365
74,500	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing, Series V, Rev., VRDO, AMT, 0.160%, 09/07/12	74,500
102,600	Township of Woodbridge, GO, 1.500%, 08/23/13	103,596
83,615	Wells Fargo Stage Trust, Series 28C, Rev., VRDO, NATL-RE, AMBAC-TCRS, Bank of New York, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	83,615

		480,191

	New York — 15.6%
20,520	Albany New York Bond, GO, 1.000%, 07/05/13	20,640
	Austin Trust Various States,
15,980	Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.270%, 09/07/12	15,980
15,260	Series 2008-1198, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.200%, 09/07/12 (e)	15,260
19,355	Deutsche Bank Spears/Lifers Trust Various States, Series DB-1033X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	19,355
10,395	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	10,395

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
20,640	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0159, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	20,640
32,479	Liverpool Central School District, Series A, GO, 1.000%, 06/14/13	32,656
	Metropolitan Transportation Authority,
63,190	Series A-1, Rev., VRDO, LOC: Morgan Stanley Bank, 0.200%, 09/07/12	63,190
113,500	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 09/07/12	113,500
1,800	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 09/04/12	1,800
41,550	Subseries E-1, Rev., VRDO, LOC: BNP Paribas, 0.300%, 09/07/12	41,550
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.180%, 09/07/12	19,800
19,050	Series 2006-0103, Class A, Rev., VRDO, BHAC, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.180%, 09/07/12	19,050
	New York City,
17,130	Series A-3, GO, VRDO, LIQ: Landesbank Hessen-Thuringen, 0.210%, 09/04/12	17,130
29,100	Series B2, Subseries B-4, GO, VRDO, 0.230%, 09/07/12	29,100
12,420	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.200%, 09/04/12	12,420
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 09/07/12	11,500
52,600	Series G, Subseries G-3, GO, VRDO, LOC: Citibank N.A., 0.170%, 09/07/12	52,600
13,900	Series G, Subseries G-5, GO, VRDO, 0.160%, 09/04/12	13,900
1,000	Series H, Subseries H-3, GO, VRDO, AGM, 0.170%, 09/04/12	1,000
6,950	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.210%, 09/04/12	6,950
17,850	Subseries A-3, GO, VRDO, LOC: Morgan Stanley Bank, 0.180%, 09/07/12	17,850
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.160%, 09/07/12	11,000
5,100	Subseries A-6, GO, VRDO, LOC: Helaba, 0.220%, 09/07/12	5,100
5,000	Subseries C-4, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.170%, 09/07/12	5,000
13,090	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.140%, 09/07/12	13,090

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
3,400	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.190%, 09/04/12	3,400
200	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.190%, 09/04/12	200
16,500	Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.200%, 09/07/12	16,500
100	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.170%, 09/04/12	100
1,325	Subseries H-4, GO, VRDO, LOC: Bank of New York, 0.170%, 09/04/12	1,325
21,800	Subseries J-4, GO, VRDO, 0.200%, 09/04/12	21,800
65,650	Subseries L-3, GO, VRDO, 0.200%, 09/04/12	65,650
12,610	New York City Housing Development Corp., Multi-Family Housing, Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.190%, 09/07/12 (e)	12,610
22,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 09/07/12	22,000
11,900	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/07/12	11,900
7,255	New York City Housing Development Corp., Multi-Family Housing, 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 09/07/12	7,255
15,900	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	15,900
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	13,600
4,300	New York City Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 09/07/12	4,300
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	4,760
7,800	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 09/07/12	7,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
8,645	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.220%, 09/07/12	8,645
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	12,930
4,400	New York City Industrial Development Agency, Korean Air Lines Co., Ltd. Project, Series C, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.170%, 09/07/12	4,400
9,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.180%, 09/07/12	9,200
57,300	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.220%, 09/04/12	57,300
5,700	New York City Municipal Water Finance Authority, 2nd Generation, Series DD-2, Rev., VRDO, 0.160%, 09/04/12	5,700
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
75,085	Series BB-1, Rev., VRDO, 0.210%, 09/04/12	75,085
22,230	Series BB-2, Rev., VRDO, 0.210%, 09/04/12	22,230
3,550	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series DD-3A, Rev., VRDO, 0.200%, 09/04/12	3,550
	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation, Fiscal 2008,
72,300	Series BB-2, Rev., VRDO, 0.170%, 09/07/12	72,300
55,455	Series BB-3, Rev., VRDO, 0.190%, 09/04/12	55,455
40,000	Series BB-4, Rev., VRDO, 0.330%, 09/07/12	40,000
	New York City Transitional Finance Authority,
12,760	Series ROCS-RR-II-R-12054, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.190%, 09/07/12	12,760
6,815	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.200%, 09/07/12	6,815
21,565	Subseries 2-F, Rev., VRDO, LIQ: Bayerische Landesbank, 0.200%, 09/04/12	21,565
	New York City Transitional Finance Authority, EAGLE,
48,260	Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.190%, 09/07/12	48,260
36,060	Series 2007-0014, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.180%, 09/07/12	36,060

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
	New York City Transitional Finance Authority, Future Tax Secured,
47,400	Series B, Rev., VRDO, 0.200%, 09/04/12	47,400
42,700	Series C, VRDO, LIQ: Landesbank Baden-Wuerttemberg, 0.220%, 09/07/12	42,700
	New York City Transitional Finance Authority, New York City Recovery,
3,360	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.210%, 09/07/12	3,360
28,000	Series 3, Subseries 3-E, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.200%, 09/04/12	28,000
	New York City, Fiscal 2008,
52,940	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/04/12	52,940
4,150	Subseries J-9, GO, VRDO, 0.140%, 09/07/12	4,150
49,500	New York Convention Center Operating Corp., EAGLE, Series 2006-0072, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.180%, 09/07/12	49,500
15,000	New York Liberty Development Corp., Series ROCS-RR-II-R-11883, Rev., VRDO, LIQ: Citibank N.A., 0.230%, 09/07/12 (e)	15,000
302,140	New York Liberty Development Corp., World Trade Center, Series A, Rev., VAR, 0.250%, 05/22/13 (w)	302,140
18,685	New York Liberty Development Project, Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ: Citibank N.A., 0.230%, 09/07/12 (e)	18,685
20,000	New York Mortgage Agency, Series 142, Rev., VRDO, AMT, 0.200%, 09/04/12	20,000
13,600	New York State Dormitory Authority, Series ROCS-RR II R-14018, Rev., VRDO, LIQ: Citibank N.A., 0.180%, 09/07/12 (e)	13,600
20,800	New York State Dormitory Authority, City University, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.160%, 09/07/12	20,800
85,175	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.170%, 09/07/12	85,175
15,680	New York State Dormitory Authority, EAGLE, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.190%, 09/07/12	15,680
	New York State Dormitory Authority, Mental Health Services,
10,755	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.150%, 09/07/12	10,755

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
7,015	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.150%, 09/07/12	7,015
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 09/07/12	10,490
	New York State Housing Finance Agency,
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	1,800
6,150	Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/07/12	6,150
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 09/07/12	2,755
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	8,000
55,355	New York State Housing Finance Agency, 111 Nassau Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 09/04/12	55,355
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	4,100
33,900	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	33,900
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Series A, Rev., VRDO, 0.170%, 09/07/12	4,200
30,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.350%, 09/07/12	30,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 09/07/12	9,600
93,600	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	93,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
10,300	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	10,300
9,550	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	9,550
7,400	New York State Housing Finance Agency, East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	7,400
18,250	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	18,250
28,550	New York State Housing Finance Agency, Historic Front Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	28,550
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	7,050
21,730	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/07/12	21,730
35,000	New York State Housing Finance Agency, Related West 30th Street Housing, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	35,000
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.180%, 09/07/12	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/07/12	11,300
59,065	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	59,065
4,850	New York State Housing Finance Agency, Union Square South Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	4,850
10,000	New York State Housing Finance Agency, Victory Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/07/12	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	7,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	100
	New York State Housing Finance Agency, Worth Street,
3,400	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	3,400
2,100	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	2,100
15,000	New York State Thruway Authority, Series 3134X, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	15,000
18,275	New York State Urban Development Corp., Series ROCS-RR-II-R-12321, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 09/07/12 (e)	18,275
37,000	Sachem Central School District, GO, 1.000%, 06/20/13	37,213
	Triborough Bridge & Tunnel Authority,
7,685	Subseries B-3, Rev., VRDO, 0.270%, 09/07/12	7,685
20,690	Subseries CD, Rev., VRDO, AGM, 0.270%, 09/07/12	20,690
25,417	Union Endicott Central School District, GO, 1.250%, 06/27/13	25,608
17,890	Wells Fargo Stage Trust, Series 2009-12C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	17,890

		2,687,547

	North Carolina — 3.6%
28,295	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.170%, 09/07/12	28,295
	City of Charlotte, Douglas International,
30,570	Rev., VRDO, LOC: Bank of America N.A., 0.180%, 09/07/12	30,570
17,030	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 09/07/12	17,030
6,820	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.170%, 09/07/12	6,820
1,700	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.160%, 09/07/12	1,700
16,995	Durham County Industrial Facilities & Pollution Control Financing Authority, Research Triangle, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 09/07/12	16,995

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — Continued
	Mecklenburg County,
29,440	Series B, GO, VRDO, 0.170%, 09/07/12	29,440
28,375	Series D, GO, VRDO, 0.270%, 03/28/13 (i)	28,375
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 09/07/12	48,000
17,740	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	17,740
28,900	North Carolina Medical Care Commission, FirstHealth Carolinas Project, Rev., VRDO, 0.180%, 09/07/12	28,900
43,990	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	43,990
	North Carolina Medical Care Commission, Moses Cone Health System,
42,600	Series A, Rev., VRDO, 0.150%, 09/07/12	42,600
25,000	Series A, Rev., VRDO, 0.190%, 09/07/12	25,000
	North Carolina State University at Raleigh,
66,605	Series A, Rev., VRDO, 0.160%, 09/07/12	66,605
24,265	Series B, Rev., VRDO, 0.170%, 09/07/12	24,265
47,155	State of North Carolina, Public Improvement, Series D, GO, VRDO, LIQ: Landesbank Hessen-Thuringen, 0.170%, 09/07/12	47,155
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 09/07/12	19,800
	University of North Carolina at Chapel Hill, University Hospital,
10,700	Series A, Rev., VRDO, 0.180%, 09/07/12	10,700
36,790	Series A, Rev., VRDO, 0.200%, 09/04/12	36,790
12,300	Series B, Rev., VRDO, 0.200%, 09/04/12	12,300
	Wake County, School,
18,100	Series A, GO, VRDO, 0.150%, 09/07/12	18,100
11,500	Series B, GO, VRDO, 0.150%, 09/07/12	11,500

		612,670

	Ohio — 0.4%
4,830	County of Cuyahoga, Cleveland Clinic, Subseries B1, Rev., VRDO, 0.180%, 09/04/12	4,830

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Ohio — Continued
	Deutsche Bank Spears/Lifers Trust Various States,
3,800	Series DB-488, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	3,800
17,955	Series DBE-1092, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	17,955
11,435	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	11,435
8,685	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	8,685
1,400	Franklin County, Holy Cross Health System, Rev., VRDO, 0.140%, 09/07/12	1,400
5,495	Montgomery County, Miami Valley Hospital, Series C, Rev., VRDO, 0.180%, 09/04/12	5,495
2,340	Ohio Air Quality Development Authority, Pollution, FirstEnergy, Series B, Rev., VRDO, LOC: UBS AG, 0.190%, 09/07/12	2,340
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
12,200	Series A, Rev., VRDO, 0.210%, 09/04/12	12,200
5,100	Series B-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.190%, 09/04/12	5,100
500	Ohio State University, Rev., VRDO, 0.130%, 09/07/12	500

		73,740

	Oklahoma — 0.4%
	Oklahoma State Capital Improvement Authority, Higher Education,
18,355	Series D1, Rev., VRDO, 0.250%, 09/04/12	18,355
14,700	Series D2, Rev., VRDO, 0.250%, 09/04/12	14,700
19,700	Series D3, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/04/12	19,700
11,625	Series D4, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/04/12	11,625
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	10,490

		74,870

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 0.9%
7,800	City of Portland, Housing Authority, Multi-Family Housing, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.150%, 09/07/12	7,800
15,450	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 09/07/12	15,450
14,000	Oregon State Department of Administrative Services, Series ROCS-RR-II-R-11742, COP, VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.170%, 09/07/12 (e)	14,000
5,100	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.180%, 09/07/12	5,100
100,000	State of Oregon, Series A, GO, 2.000%, 06/28/13	101,479
6,725	State of Oregon Housing & Community Services Department, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.190%, 09/07/12	6,725

		150,554

	Other Territories — 3.6%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.240%, 09/07/12	7,500
15,790	BB&T Municipal Trust, Various States, Series 2025, Rev., VRDO, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust, 0.170%, 09/07/12	15,790
	Deutsche Bank Spears/Lifers Trust Various States,
13,630	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank AG, 0.190%, 09/07/12	13,630
10,285	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	10,285
12,260	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	12,260
14,110	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.250%, 09/07/12	14,110
77,045	Series DB-331, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.230%, 09/07/12	77,045
30,475	Series DB-340, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	30,475
19,505	Series DBE-1001, Rev., VRDO, GNMA COLL, LIQ: Deutsche Bank AG, 0.260%, 09/07/12 (e)	19,505
27,675	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.220%, 09/07/12	27,675

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Territories — Continued
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
92,540	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 09/07/12	92,540
18,595	Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 09/07/12	18,595
24,474	Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 09/07/12	24,474
19,310	Series M023, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 09/07/12	19,310
18,865	Series M024, Class A, Rev., VRDO, LIQ: FHLMC, 0.220%, 09/07/12	18,865
22,850	Series M025, Class A, Rev., VRDO, LIQ: FHLMC, 0.210%, 09/07/12	22,850
12,375	Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.210%, 09/07/12	12,375
	Puttable Floating Option Tax-Exempt Receipts,
49,875	Series MT-389, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.400%, 09/07/12	49,875
25,935	Series MT-636, Rev., VRDO, LIQ: Bank of America N.A., 0.400%, 09/07/12 (e)	25,935
12,000	Series PT-4643, Rev., VRDO, LIQ: Bank of America N.A., 0.230%, 09/07/12 (e)	12,000
6,250	Series PT-4647, Rev., VRDO, LIQ: Bank of America N.A., 0.240%, 09/07/12 (e)	6,250
12,665	Series PT-4648, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12 (e)	12,665
7,685	Series PT-4680, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.270%, 09/07/12 (e)	7,685
13,635	Series PT-4681, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/07/12 (e)	13,635
10,700	Series PT-4684, Rev., VRDO, AGM-CR, AMBAC, LIQ: Bank of America N.A., 0.300%, 09/07/12 (e)	10,700
11,250	Series PT-4704, Rev., VRDO, LIQ: Bank of America N.A., 0.270%, 09/07/12 (e)	11,250
24,995	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.460%, 09/07/12	24,995
6,360	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.230%, 09/07/12	6,360

		618,634

	Pennsylvania — 3.4%
400	Allegheny County Industrial Development Authority, Longwood Oakmont, Inc., Rev., VRDO, LOC: PNC Bank N.A., 0.180%, 09/04/12	400

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — Continued
29,300	Beaver County IDA, Firstenergy Nuclear, Pollution Control, Series B, Rev., VRDO, LOC: Citibank N.A., 0.190%, 09/04/12	29,300
	Bucks County IDA, Grand View Hospital,
12,500	Series A, Rev., VRDO, LOC: TD Bank N.A., 0.150%, 09/07/12	12,500
7,800	Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.150%, 09/07/12	7,800
20,300	Butler County General Authority, Class A, Rev., VRDO, LIQ: Societe Generale, LOC: Societe Generale, 0.180%, 09/07/12	20,300
29,230	Dallastown Area School District, GO, VAR, 1.520%, 09/30/12	29,428
1,900	Delaware County IDA, United Parcel Service Project, Rev., VRDO, 0.200%, 09/04/12	1,900
63,875	Delaware River Port Authority, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/07/12	63,875
	Deutsche Bank Spears/Lifers Trust Various States,
11,985	Series DB-247, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	11,985
34,760	Series DB-469, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.260%, 09/07/12	34,760
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.150%, 09/07/12	11,700
14,945	Governor Mifflin School District, GO, VRDO, AGM, 0.270%, 09/07/12	14,945
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,810	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	4,810
2,405	Series A-T2, Rev., VRDO, LIQ: FNMA, 0.170%, 09/07/12	2,405
17,080	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	17,080
79,940	Pennsylvania Higher Educational Facilities Authority, Series DBE-1021, Rev., VRDO, LIQ: Deutsche Bank AG, 0.270%, 09/07/12 (e)	79,940
1,835	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.170%, 09/07/12	1,835
42,870	Pennsylvania Housing Finance Agency, Single-Family Mortgage, Series 92-B, Rev., VRDO, AMT, 0.200%, 09/07/12	42,870

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Pennsylvania — Continued
25,200	Pennsylvania Turnpike Commission, Series ROCS-RR-II-R-12259, Rev., VRDO, BHAC-CR, AMBAC, 0.190%, 09/04/12 (e)	25,200
10,400	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 09/07/12	10,400
30,025	Philadelphia Redevelopment Authority, Series DB-134, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	30,025
	RBC Municipal Products, Inc. Trust, Floater Certificates,
29,500	Series E-16, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.170%, 09/07/12 (e)	29,500
19,900	Series E-22, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.170%, 09/07/12 (e)	19,900
20,000	Series E-36, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.170%, 09/07/12 (e)	20,000
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12	14,000
30,070	Upper Saint Clair Township, GO, VRDO, AGM, 0.240%, 09/07/12	30,070
14,095	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	14,095

		581,023

	Rhode Island — 0.3%
14,590	Narragansett Bay Commission Wastewater Systems, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 09/07/12	14,590
1,940	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Bank of America N.A., 0.480%, 09/07/12	1,940
6,650	Rhode Island Health & Educational Building Corp., Rhode Island School of Design, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.170%, 09/07/12	6,650
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.290%, 09/07/12	7,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Rhode Island — Continued
22,840	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.290%, 09/07/12	22,840

		53,020

	South Carolina — 0.6%
15,075	Charleston Educational Excellence Finance Corp., Series ROCS-RR-II-R-481X, Rev., VRDO, AGC-IGC, LIQ: Citibank N.A., 0.190%, 09/07/12	15,075
12,015	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.180%, 09/07/12	12,015
30,600	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	30,600
23,590	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.210%, 09/04/12	23,590
700	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.430%, 09/07/12	700
1,350	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.420%, 09/07/12	1,350
2,950	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.870%, 09/07/12	2,950
10,640	South Carolina State Public Service Authority, Series 3065X, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	10,640
10,000	South Carolina State Public Service Authority, EAGLE, Series 2006-0007, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.180%, 09/07/12	10,000

		106,920

	South Dakota — 0.6%
13,210	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1018, Rev., VAR, LIQ: Deutsche Bank AG, 0.200%, 09/07/12 (e)	13,210
	South Dakota Housing Development Authority, Home Ownership Mortgage,
13,730	Series A, Rev., VRDO, 0.140%, 09/07/12	13,730
12,000	Series C, Rev., VRDO, AMT, 0.230%, 09/07/12	12,000
19,200	Series C-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.260%, 09/07/12	19,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	South Dakota — Continued
12,900	Series C-2, Rev., VRDO, 0.220%, 09/07/12	12,900
10,300	Series D, Rev., VRDO, 0.220%, 09/07/12	10,300
5,000	Series F, Rev., VRDO, 0.280%, 09/07/12	5,000
22,750	Series G, Rev., VRDO, 0.240%, 09/07/12	22,750

		109,090

	Tennessee — 1.1%
14,675	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/07/12	14,675
6,205	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., VRDO, 0.160%, 09/07/12	6,205
4,735	Sevier County Public Building Authority, Local Government Public Improvement, Series M-1, Rev., VRDO, 0.330%, 09/07/12	4,735
4,225	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/12	4,225
	Shelby County, Public Improvement School,
78,990	Series B, GO, VRDO, 0.150%, 09/07/12	78,990
71,425	Series B, GO, VRDO, 0.180%, 09/07/12	71,425

		180,255

	Texas — 7.0%
	Austin Trust Various States,
5,605	Series 2008-3023X, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.240%, 09/07/12	5,605
9,335	Series 2008-3315, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.240%, 09/07/12 (e)	9,335
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	9,100
64,665	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, 0.170%, 09/07/12 (e)	64,665
95,000	City of Houston, Tax and Revenue, GO, TRAN, 2.000%, 06/28/13	96,406
50,180	Crawford Education Facilities Corp., Houston Baptist University, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/07/12	50,180
11,600	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/04/12	11,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — Continued
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.170%, 09/07/12	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
5	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	5
30,900	Series DB-513, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	30,900
64,995	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	64,995
22,425	Series DB-597, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	22,425
41,020	Series DB-602, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 09/07/12	41,020
92,595	Series DB-620, Rev., VRDO, AGC, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	92,595
5,365	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	5,365
27,865	Series DBE-526, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	27,865
10,620	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	10,620
15,725	Eclipse Funding Trust, Solar Eclipse, Houston, Series 2007-0033, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	15,725
9,935	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	9,935
24,174	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	24,174
95,610	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Project, Series A, Rev., VRDO, 0.200%, 09/04/12	95,610
30,000	Harris County, EAGLE, Series 2007-0078, Class A, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.180%, 09/07/12	30,000
600	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.280%, 09/07/12	600
8,600	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 09/07/12	8,600

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Texas — Continued
425,900	State of Texas, Rev., TRAN, 2.500%, 08/30/13	435,521
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 09/07/12	8,700
9,350	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading Pond Apartments, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 09/07/12	9,350
955	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/07/12	955
20,235	Wells Fargo Stage Trust, Series 61C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	20,235

		1,207,086

	Utah — 1.9%
73,100	Central Utah Water Conservancy District, Series A, Rev., VRDO, 0.210%, 09/07/12	73,100
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 09/07/12	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	10,080
9,675	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	9,675
	Utah Housing Corp., Single Family Mortgage,
5,900	Series A, Class I, Rev., VRDO, 0.150%, 09/07/12	5,900
5,905	Series E-1, Class I, Rev., VRDO, 0.180%, 09/07/12	5,905
10,520	Series I, Rev., VRDO, 0.210%, 09/07/12	10,520
	Utah Housing Finance Agency, Single Family Mortgage,
2,610	Series C-1, Class I, Rev., VRDO, 0.180%, 09/07/12	2,610
7,290	Series D-1, Rev., VRDO, AMT, 0.170%, 09/07/12	7,290
7,400	Series E-1, Rev., VRDO, AMT, 0.170%, 09/07/12	7,400
6,285	Series F-2, Class I, Rev., VRDO, 0.230%, 09/07/12	6,285
54,100	Utah Transit Authority, Subseries A, Rev., VRDO, LOC: BNP Paribas, 0.190%, 09/04/12	54,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utah — Continued
	Utah Transit Authority, Sales Tax Revenue,
13,500	Series 3006, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.240%, 09/07/12 (e)	13,500
57,450	Series B, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 0.190%, 09/04/12	57,450
33,240	Series B, Rev., VRDO, LOC: Citibank N.A., 0.200%, 09/04/12	33,240
6,000	Weber County, IHC Health Care Services, Series A, Rev., VRDO, 0.200%, 09/04/12	6,000

		328,055

	Vermont — 0.1%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.180%, 09/07/12	15,475
8,345	Vermont Educational & Health Buildings Financing Agency, Norwich University Project, Rev., VRDO, LOC: TD Bank N.A., 0.140%, 09/07/12	8,345

		23,820

	Virginia — 1.1%
2,155	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/07/12	2,155
34,025	Clarke County IDA, Winchester Medical Center Inc., Rev., VRDO, AGM, 0.260%, 09/07/12	34,025
23,810	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	23,810
9,500	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 09/07/12	9,500
41,955	Norfolk Redevelopment & Housing Authority, Old Dominion University Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/04/12	41,955
12,675	Smyth County IDA, Series D, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.170%, 09/07/12	12,675
3,745	Virginia College Building Authority, 21st Century College, Series C, Rev., VRDO, 0.210%, 09/04/12	3,745
34,865	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.210%, 09/04/12	34,865

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Virginia — Continued
24,625	Virginia Commonwealth University Health System Authority, Series A, Rev., VRDO, AMBAC, LOC: Wachovia Bank N.A., 0.190%, 09/04/12	24,625

		187,355

	Washington — 1.9%
10,945	Eclipse Funding Trust, Solar Eclipse, Port Seattle, Series 2006-0063, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12 (e)	10,945
10,580	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 09/07/12	10,580
27,800	King County Sewer, Series B, Rev., VRDO, LOC: Helaba, 0.180%, 09/07/12	27,800
144,825	Port of Seattle, Sub Lien, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thuringen, 0.240%, 09/07/12	144,825
625	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 09/07/12	625
14,700	State of Washington, Series VR-96A, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 09/07/12	14,700
21,340	State of Washington, MERLOTS, Series B-22, GO, VRDO, AGM, 0.170%, 09/07/12	21,340
10,900	University of Washington, Series 3005, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.200%, 09/04/12 (e)	10,900
4,600	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.210%, 09/07/12	4,600
2,935	Washington State Housing Finance Commission, Franke Tobey Jones Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 09/07/12	2,935
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Living Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 09/07/12	2,545
275	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.190%, 09/04/12	275

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — Continued
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 09/07/12	13,600
16,500	Washington State Housing Finance Commission, Multi-Family Housing, Non AMT, Non ACE, Willow Tree, Rev., VRDO, FHLMC, LOC: Bank of America N.A., 0.200%, 09/07/12	16,500
11,075	Washington State Housing Finance Commission, Single Family Housing, Single Family Program, Series 1A, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.190%, 09/07/12	11,075
4,590	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/07/12	4,590
20,400	Wells Fargo Stage Trust, Series 35-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	20,400

		318,235

	Wisconsin — 2.0%
19,940	Wells Fargo Stage Trust, Series 2009-10C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	19,940
38,155	Wisconsin Health & Educational Facilities Authority, Series 2113, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.350%, 09/07/12	38,155
	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health,
14,600	Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.130%, 09/07/12	14,600
36,805	Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.190%, 09/04/12	36,805
76,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Inc., Series B-1, Rev., VRDO, AGM, 0.250%, 09/07/12	76,650
21,400	Wisconsin Health & Educational Facilities Authority, Prohealth Care, Inc., Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.210%, 09/04/12	21,400
	Wisconsin Housing & EDA,
5,285	Series A, Rev., VRDO, 0.210%, 09/07/12	5,285
5,065	Series A, Rev., VRDO, 0.210%, 09/07/12	5,065
14,920	Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 09/07/12	14,920
29,575	Series A, Rev., VRDO, 0.230%, 09/07/12	29,575

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Wisconsin — Continued
52,730	Series D, Rev., VRDO, 0.230%, 09/07/12	52,730
27,980	Series E, Rev., VRDO, AMT, 0.600%, 09/07/12	27,980

		343,105

	Wyoming — 0.2%
1,600	Lincoln County, PCR, Exxon Project, Series B, Rev., VRDO, 0.160%, 09/04/12	1,600
12,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 0.240%, 09/04/12	12,600
16,300	Sweetwater County Pollution Control, Pacificorp Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.180%, 09/07/12	16,300

		30,500

	Total Municipal Bonds (Cost $15,934,273)	15,934,273

Municipal Commercial Paper — 1.7% (n)
	California — 0.6%
	California Statewide Communities Development Authority,
22,500	Series B-1, 0.250%, 11/01/12 (m)	22,500
27,000	Series B-5, 0.230%, 03/18/13	27,000
15,865	Series C, 0.230%, 03/18/13	15,865
35,000	Series C, 0.270%, 11/01/12	35,000

		100,365

	Florida — 0.2%
40,000	Gainesville Utility Systems, Series C, 0.300%, 09/05/12	40,000

	Maryland — 0.3%
50,000	County of Montgomery, Series A, 0.200%, 10/01/12	50,000

	Nebraska — 0.4%
68,500	Lincoln Nebraska Electric System, 0.250%, 12/05/12	68,500

	Wisconsin — 0.2%
35,000	City of Milwaukee, Series R, 0.240%, 11/01/12	35,000

	Total Municipal Commercial Paper (Cost $293,865)	293,865

SHARES	SECURITY DESCRIPTION	VALUE($)

Variable Rate Demand Preferred Shares — 5.7%
	BlackRock MuniYield Fund, Inc.
181,500	LIQ: Bank of America N.A., 0.350%, 09/07/12 # (e)	181,500
70,000	LIQ: Bank of America N.A., 0.380%, 09/07/12 # (e)	70,000
56,000	Nuveen CA Investment Quality Fund, Inc., LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	56,000
73,300	Nuveen California Dividend Advantage Municipal Fund, LIQ: Citibank N.A., 0.350%, 09/07/12 # (e)	73,300
8,500	Nuveen California Performance Plus Municipal Fund, Inc., LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	8,500
	Nuveen Insured Municipal Opportunity Fund, Inc.
47,400	LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	47,400
143,800	LIQ: Citibank N.A., 0.290%, 09/07/12 # (e)	143,800
94,500	LIQ: Citibank N.A., 0.310%, 09/07/12 # (e)	94,500
80,300	Nuveen Investment Quality Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.290%, 09/07/12 # (e)	80,300
25,000	Nuveen New Jersey Investment Quality Municipal Fund, LIQ: Citibank N.A., 0.290%, 09/07/12 # (e)	25,000
8,500	Nuveen New York Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	8,500
17,500	Nuveen Pennsylvania Investment Quality Municipal Fund, LIQ: Citibank N.A., 0.290%, 09/07/12 # (e)	17,500
96,700	Nuveen Premier Municipal Income Fund, Inc., LIQ: Barclays Bank plc, 0.290%, 09/07/12 # (e)	96,700
40,000	Nuveen Premium Income Municipal Fund II, LIQ: Barclays Bank plc, 0.290%, 09/07/12 # (e)	40,000
35,000	Nuveen Select Quality Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.290%, 09/07/12 # (e)	35,000

	Total Variable Rate Demand Preferred Shares (Cost $978,000)	978,000

	Total Investments — 99.9% (Cost $17,206,138)*	17,206,138
	Other Assets in Excess of Liabilities — 0.1%	12,002

	NET ASSETS — 100.0%	$17,218,140

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 9.5%
	Michigan — 5.3%
1,500	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.210%, 09/04/12	1,500
1,400	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.210%, 09/04/12	1,400
3,500	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.240%, 09/04/12	3,500
	Michigan State Housing Development Authority, Rental Housing,
65,000	Series A, Rev., VRDO, AMT, AGM, 0.360%, 09/04/12	65,000
33,530	Series A, Rev., VRDO, AMT, AGM, 0.360%, 09/04/12	33,530
57,885	Series C, Rev., VRDO, AMT, AGM, 0.360%, 09/04/12	57,885

		162,815

	Missouri — 0.6%
17,635	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.220%, 09/04/12	17,635

	New York — 0.3%
10,000	New York City, Fiscal 2008, Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/04/12	10,000

	Ohio — 0.2%
3,955	Ohio State Higher Educational Facility Commission, Case Western Reserve University, Series A, Rev., VRDO, 0.210%, 09/04/12	3,955
300	Ohio State Water Development Authority, Pollution Control, FirstEnergy Nuclear Generation Corp. Project, Series C, Rev., LOC: UBS AG, 0.210%, 09/04/12	300

		4,255

	Oklahoma — 0.3%
	Oklahoma State Capital Improvement Authority, Higher Education,
5,055	Series D1, Rev., VRDO, 0.250%, 09/04/12	5,055
4,950	Series D2, Rev., VRDO, 0.250%, 09/04/12	4,950

		10,005

	South Carolina — 0.4%
11,900	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.210%, 09/04/12	11,900

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — 1.8%
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
17,255	Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/04/12	17,255
13,855	Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/04/12	13,855
24,955	Montgomery County, Public Building Authority, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/04/12	24,955

		56,065

	Texas — 0.3%
9,970	State of Texas, Veterans Housing Assistance Fund, Series SG 152, GO, LIQ: Societe Generale, 0.210%, 09/04/12	9,970

	Washington — 0.3%
10,380	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/04/12	10,380

	Total Daily Demand Notes (Cost $293,025)	293,025

Municipal Bonds — 10.3%
	Connecticut — 1.6%
16,000	City of Hartford, Series A, GO, BAN, AGM, 2.000%, 04/11/13	16,158
33,135	City of New Britain, GO, BAN, 1.250%, 03/27/13	33,283

		49,441

	New Jersey — 6.5%
20,543	Bergen County, Borough of Edgewater, GO, BAN, 1.500%, 07/26/13	20,695
9,026	City of New Brunswick, Middlesex County, GO, BAN, 1.500%, 06/25/13	9,090
	State of New Jersey,
75,000	Series A, GO, TRAN, 0.496%, 09/04/12	75,000
30,000	Series B, Rev., TRAN, 0.495%, 09/30/12 (e) (w)	30,004
19,936	Township of East Brunswick, Middlesex County, GO, BAN, 1.500%, 04/10/13	20,044
	Township of North Bergen, Hudson County,
7,505	GO, BAN, 1.500%, 04/03/13	7,552
9,272	GO, BAN, 1.500%, 04/03/13	9,331
20,645	Township of South Orange Village, Series A, GO, BAN, 2.000%, 01/30/13	20,772
8,890	Township of West Milford, Passaic County, GO, BAN, 1.500%, 04/12/13	8,942

		201,430

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — 1.6%
8,630	Cattaraugus County, Franklinville Central School District, GO, BAN, 1.250%, 06/28/13	8,676
18,500	Clinton County, Northern Adirondack Central School District at Ellenburg, GO, BAN, 1.500%, 08/02/13	18,664
9,000	Onondaga County, Liverpool Central School District, Series A, GO, RAN, 1.250%, 07/05/13	9,047
13,000	Suffolk County, Copiague Union Free School District, GO, TAN, 1.500%, 06/19/13	13,110

		49,497

	Ohio — 0.6%
17,000	City of Marysville, Wastewater Treatment Systems, GO, BAN, 1.500%, 05/30/13	17,107

	Total Municipal Bonds (Cost $317,475)	317,475

Municipal Commercial Paper — 1.8% (n)
	Florida — 0.7%
22,000	Gainesville Utility Systems, Series C, 0.300%, 09/05/12 (m)	22,000
	Massachusetts — 1.1%
34,000	Massachusetts Water Resources Authority, 0.310%, 09/20/12	34,000

	Total Municipal Commercial Paper (Cost $56,000)	56,000

Weekly Demand Notes — 70.3%
	Alabama — 0.8%
10,890	Birmingham Waterworks & Sewer Board, Series ROCS-RR-II-R-10412, Rev., VRDO, BHAC-CR FSA, 0.220%, 09/07/12 (e)	10,890
15,000	East Alabama Health Care Authority, Series B, Rev., VRDO, 0.230%, 09/07/12	15,000

		25,890

	Alaska — 0.5%
16,690	Deutsche Bank Spears/Lifers Trust Various States, Series DB-507, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.240%, 09/07/12	16,690

	Arizona — 1.6%
29,685	Arizona Health Facilities Authority, Stars BNP, Series 2007-008, Rev., VRDO, LIQ: BNP Paribas, 0.470%, 09/07/12	29,685
20,380	Puttable Floating Option Tax-Exempt Receipts, Series PT-4605, Rev., VRDO, LIQ: PB Capital Corp., 0.310%, 09/07/12	20,380

		50,065

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — 5.1%
17,900	California Housing Finance Agency, Series 3206, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.420%, 09/07/12 (e)	17,900
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.230%, 09/07/12	15,000
	Deutsche Bank Spears/Lifers Trust Various States,
38,790	Series DB-455, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.270%, 09/07/12	38,790
4,700	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	4,700
	Puttable Floating Option Tax-Exempt Receipts,
6,745	Series PT-4720, Rev., VRDO, LIQ: FHLMC, 0.410%, 09/07/12 (e)	6,745
5,480	Series PT-4721, Rev., VRDO, LIQ: FHLMC, 0.410%, 09/07/12 (e)	5,480
33,175	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.570%, 09/07/12	33,175
	Wells Fargo Stage Trust, Floater Certificates,
15,860	Series 15-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.220%, 09/07/12	15,860
21,220	Series 49C, GO, VRDO, AGC, LIQ: Wells Fargo Bank N.A., 0.220%, 09/07/12 (e)	21,220

		158,870

	Colorado — 2.6%
	Denver City & County, Airport,
7,500	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.290%, 09/07/12	7,500
13,200	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.290%, 09/07/12	13,200
	Deutsche Bank Spears/Lifers Trust Various States,
17,000	Series DB-467, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	17,000
20,200	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 09/07/12 (e)	20,200
21,195	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	21,195

		79,095

	Delaware — 0.1%
4,505	Delaware State Housing Authority, MERLOTS, Rev., VRDO, 0.470%, 09/07/12	4,505

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	District of Columbia — 0.4%
13,150	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1006, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	13,150

	Florida — 5.8%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.220%, 09/07/12	17,800
	Deutsche Bank Spears/Lifers Trust Various States,
59,490	Series DB-478, Rev., VRDO, AMT, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	59,490
24,930	Series DB-642, Rev., VRDO, AGC, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	24,930
15,665	Florida Housing Finance Corp., Boynton Bay Apartments, Multi-Family Housing, Rev., VRDO, LOC: Citibank N.A., 0.310%, 09/07/12	15,665
6,795	Manatee County Housing Finance Authority, Centre Court Apartments Project, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.200%, 09/07/12	6,795
13,460	Orlando Utilities Commission, Window, Series A, Rev., VRDO, 0.280%, 03/29/13 (i)	13,460
4,155	Palm Beach County Housing Development Corp., Multi-Family Housing, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/07/12	4,155
11,270	Sumter County IDA, American Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/07/12	11,270
24,645	Wells Fargo Stage Trust Various States, Series 39Z, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	24,645

		178,210

	Georgia — 2.2%
30,025	Fulton County Development Authority, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.170%, 09/07/12	30,025
8,045	Lehman Municipal Trust Receipts, Various States, Gwinnett County Housing, Series 06-K72, Rev., VRDO, FNMA, LIQ: Citibank N.A., 0.230%, 09/07/12	8,045
	Municipal Electric Authority of Georgia,
14,605	Series SGC-32, Class A, Rev., VRDO, FGIC-TCRS, LOC: Societe Generale, LIQ: Societe Generale, 0.230%, 09/07/12	14,605
4,620	Series SGC-60, Class A, Rev., VRDO, NATL-RE-IBC, LOC: Societe Generale, LIQ: Societe Generale, 0.230%, 09/07/12 (e)	4,620

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — Continued
9,395	Wells Fargo Stage Trust, GO, VRDO, AMT, LIQ: Wells Fargo Bank N.A., 0.220%, 09/07/12 (e)	9,395

		66,690

	Idaho — 1.3%
	Idaho Housing & Finance Association, Single Family Mortgage,
11,080	Series A, Class I, Rev., VRDO, LIQ: Barclays Bank plc, 0.180%, 09/07/12	11,080
28,750	Series G-1, Class I, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.230%, 09/07/12	28,750

		39,830

	Illinois — 2.8%
31,420	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1017, Rev., VRDO, LIQ: Deutsche Bank AG, 0.200%, 09/07/12 (e)	31,420
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/12	10,000
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, AGM, 0.370%, 09/07/12	10,000
18,105	Puttable Floating Option Tax-Exempt Receipts, Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.370%, 09/07/12 (e)	18,105
4,000	Regional Transportation Authority, Series SGC-45, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, LIQ: Societe Generale, 0.230%, 09/07/12	4,000
4,700	Village of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/07/12	4,700
730	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.300%, 09/07/12	730
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.320%, 09/07/12	7,300

		86,255

	Indiana — 0.1%
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.480%, 09/07/12	4,100

	Kansas — 0.8%
26,170	City of Wichita, FlightSafety, Rev., VRDO, 0.170%, 09/07/12	26,170

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Kentucky — 0.6%
17,900	Kenton County Airport Board, Flight Safety International, Inc., Series A, Rev., VRDO, 0.170%, 09/07/12	17,900

	Louisiana — 0.1%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.320%, 09/07/12	4,600

	Maine — 0.6%
17,700	Maine State Housing Authority, Series G, Rev., VRDO, AMT, 0.220%, 09/07/12	17,700

	Maryland — 0.8%
7,925	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.310%, 09/07/12	7,925
15,555	Wells Fargo Stage Trust, Multi-Family Housing, Series 32-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.220%, 09/07/12	15,555

		23,480

	Massachusetts — 2.4%
16,050	Massachusetts Bay Transportation Authority, Series A, Rev., VRDO, 0.260%, 03/29/13 (i)	16,050
33,385	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.330%, 09/07/12 (e)	33,385
9,450	Massachusetts State Municipal Securities Trust Receipts, Series SGC-51, GO, VRDO, AMBAC, LOC: Societe Generale, LIQ: Societe Generale, 0.220%, 09/07/12	9,450
14,500	University of Massachusetts Building Authority, Senior, Series 2, Rev., VRDO, 0.260%, 03/29/13 (i)	14,500

		73,385

	Michigan — 4.5%
4,100	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.270%, 09/07/12	4,100
10,415	Detroit City School District, Series ROCS-RR-II-R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.370%, 09/07/12 (e)	10,415
12,275	Holt Public Schools, GO, VRDO, Q-SBLF, 0.240%, 09/07/12	12,275
1,265	Kent Hospital Finance Authority, Spectrum Health System, Subseries B-3, Rev., VRDO, 0.160%, 09/07/12	1,265
	Michigan Higher Education Facilities Authority, Law School Project,
5,640	Rev., VRDO, LOC: Comerica Bank, 0.180%, 09/07/12	5,640

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
755	Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 09/07/12	755
	Michigan State Hospital Finance Authority, Ascension Health Senior Credit,
8,600	Rev., VRDO, 0.260%, 03/29/13 (i)	8,600
11,200	Rev., VRDO, 0.260%, 03/29/13 (i)	11,200
1,000	Rev., VRDO, 0.260%, 03/29/13 (i)	1,000
10,305	Michigan State Housing Development Authority, Multi-Family Housing, Series C, Rev., VRDO, AMT, 0.190%, 09/07/12	10,305
5,000	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, 0.200%, 09/07/12	5,000
	Michigan State Housing Development Authority, Single Family Housing,
2,965	Series B, Rev., VRDO, AMT, LOC: FNMA, 0.180%, 09/07/12	2,965
21,700	Series D, Rev., VRDO, AMT, 0.180%, 09/07/12	21,700
1,135	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.240%, 09/07/12	1,135
2,315	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.270%, 09/07/12	2,315
	RBC Municipal Products, Inc. Trust, Floater Certificates,
20,580	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, 0.220%, 09/07/12	20,580
18,750	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, 0.220%, 09/07/12	18,750
765	Wells Fargo Stage Trust, Floater Certificates, Series 33C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	765

		138,765

	Minnesota — 0.5%
	Minnesota Housing Finance Agency, MERLOTS,
4,305	Series C-44, Rev., VRDO, 0.220%, 09/07/12	4,305
10,000	Series G, Rev., VRDO, AMT, LIQ: Llyods TSB Bank plc, 0.190%, 09/07/12	10,000

		14,305

	Missouri — 0.7%
21,385	Missouri State Health & Educational Facilities Authority, SSM Health Care Services, Series C-4, Rev., VRDO, 0.190%, 09/07/12	21,385

	Montana — 0.3%
8,950	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.220%, 09/07/12	8,950

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Nebraska — 0.3%
9,670	Wells Fargo Stage Trust Various States, Series 24C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.250%, 09/07/12 (e)	9,670

	New Jersey — 0.2%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.270%, 09/07/12	6,955

	New Mexico — 0.3%
	New Mexico Educational Assistance Foundation, Educational Loans,
5,550	Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.190%, 09/07/12	5,550
5,050	Series A-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.190%, 09/07/12	5,050

		10,600

	New York — 8.2%
24,730	Deutsche Bank Spears/Lifers Trust Various States, Series DB-1036X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 09/07/12 (e)	24,730
20,000	New York City Housing Development Corp., Multi-Family Housing, Mortgage Related, Series A, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 0.280%, 09/07/12	20,000
21,000	New York City Housing Development Corp., Multi-Family Housing, Susan’s Court, Series A, Rev., VRDO, LOC: Citibank N.A., 0.190%, 09/07/12	21,000
7,400	New York Mortgage Agency, Series 153, Rev., VRDO, AMT, 0.180%, 09/07/12	7,400
17,200	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/07/12	17,200
22,500	New York State Housing Finance Agency, 350 West 43rd Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 09/07/12	22,500
101,850	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 09/07/12	101,850
36,900	New York State Housing Finance Agency, Multi-Family Housing, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/07/12	36,900

		251,580

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — 2.0%
12,135	City of Raleigh, Rev., VRDO, 0.270%, 03/29/13 (i)	12,135
7,300	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply & Box Manufacturing Co., Rev., VRDO, LOC: Bank of America N.A., 0.480%, 09/07/12	7,300
5,000	North Carolina Capital Facilities Finance Agency, Educational Facilities, Series 3070X, LIQ: Morgan Stanley, 0.240%, 09/07/12 (e)	5,000
24,390	North Carolina Housing Finance Agency, MERLOTS, Series B-12, Rev., VRDO, 0.220%, 09/07/12 (e)	24,390
12,000	North Carolina Medical Care Commission, Cone Health, Series B, Rev., VRDO, 0.290%, 03/29/13 (i)	12,000

		60,825

	Ohio — 0.2%
850	Erie County, Hospital Facilities, Series MT-253, Rev., VRDO, 0.350%, 09/07/12	850
200	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.210%, 09/07/12	200
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
650	Series D, Rev., VRDO, AMT, 0.160%, 09/07/12	650
1,450	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.170%, 09/07/12	1,450
125	Series J, Rev., VRDO, AMT, 0.210%, 09/07/12	125
2,100	Toledo-Lucas County Port Authority, FlightSafety, Series 1, Rev., VRDO, 0.170%, 09/07/12	2,100
1,230	Wells Fargo Stage Trust, Floater Certificates, Series 56C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	1,230

		6,605

	Other Territories — 5.0%
15,355	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.220%, 09/07/12	15,355
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,115	Series M015, Class A, Rev., VRDO, FHLMC, 0.220%, 09/07/12	9,115
50,066	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 09/07/12	50,066
17,830	Series M023, Class A, Rev., VRDO, FHLMC, 0.190%, 09/07/12	17,830

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Other Territories — Continued
18,280	Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.210%, 09/07/12	18,280
24,895	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.460%, 09/07/12	24,895
7,500	Rib Floater Trust Various States, Series 8WX, Rev., VRDO, LIQ: Barclays Bank plc, 0.210%, 09/07/12 (e)	7,500
12,040	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.230%, 09/07/12	12,040

		155,081

	Pennsylvania — 2.9%
13,645	Adams County IDA, Gettysburg Foundation Facility, Series A, Rev., VRDO, LOC: Manufacturers and Traders Trust Co., 0.220%, 09/07/12	13,645
5,290	Butler Country General Authority, Pine Richland School District Project, Series C, Rev., VRDO, AGM, LIQ: PNC Bank, 0.270%, 09/07/12	5,290
11,195	Butler County General Authority, Canon McMillan School District Project, GO, VRDO, AGC, 0.270%, 09/07/12	11,195
17,280	Lancaster County, GO, VRDO, AGM, 0.270%, 09/07/12	17,280
8,650	North Huntingdon Township Municipal Authority, Rev., VRDO, AGM, 0.270%, 09/07/12	8,650
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
9,000	Series 75A, Rev., VRDO, 0.180%, 09/07/12	9,000
20,000	Series 91-B, Rev., VRDO, AMT, 0.190%, 09/07/12	20,000
4,325	Shaler Area School District, GO, VRDO, AGM, 0.270%, 09/07/12	4,325

		89,385

	South Carolina — 0.2%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 09/07/12	5,700

	South Dakota — 0.6%
18,700	South Dakota Housing Development Authority, Series G, Rev., VRDO, 0.220%, 09/07/12	18,700

	Tennessee — 0.7%
9,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.230%, 09/07/12	9,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — Continued
11,345	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Rev., VRDO, LOC: Citibank N.A., 0.210%, 09/07/12	11,345

		20,345

	Texas — 7.0%
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.270%, 09/07/12	19,040
26,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.170%, 09/07/12	26,000
	Deutsche Bank Spears/Lifers Trust Various States,
24,885	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 09/07/12	24,885
37,780	Series DBE-1015, Rev., VRDO, LIQ: Deutsche Bank AG, 0.200%, 09/07/12 (e)	37,780
14,040	Montgomery Country Housing Finance Corp., Multi-Family Housing, Rev., VRDO, AMT, LOC: Citibank N.A., 0.210%, 09/07/12	14,040
16,795	North Texas Municipal Water District, Series ROCS-RR-II-R-593PB, Rev., VRDO, NATL-RE, LIQ: PB Capital Corp., 0.270%, 09/07/12	16,795
5,200	Port Freeport, Multi-Mode, BASF Corp., Rev., VRDO, 0.320%, 09/07/12	5,200
11,425	Puttable Floating Option Tax-Exempt Receipts, Series PT-4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 09/07/12	11,425
10,215	State of Texas, Veterans Housing Assistance Fund, Series A, GO, VRDO, 0.210%, 09/07/12	10,215
12,500	Tarrant County Cultural Education Facilities Finance Corp., Baylor Health Care, Series B, Rev., VRDO, 0.300%, 03/29/13 (i)	12,500
6,015	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/07/12	6,015
12,000	Texas State Municipal Securities Trust Receipts, GO, VRDO, LIQ: Societe Generale, 0.230%, 09/07/12	12,000
19,560	Wells Fargo Stage Trust, Floater Certificates, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	19,560

		215,455

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Utah — 0.7%
	Utah Housing Corp., Single Family Mortgage,
5,700	Series D-1, Class I, Rev., VRDO, LIQ: Barclays Bank plc, 0.180%, 09/07/12	5,700
8,545	Series F-1, Class I, Rev., VRDO, 0.180%, 09/07/12	8,545
6,585	Utah Housing Finance Agency, Single Family Mortgage, Series B, Rev., VRDO, LIQ: Barclays Bank plc, 0.180%, 09/07/12	6,585

		20,830

	Virginia — 2.1%
	Norfolk EDA, Sentra Healthcare,
10,905	Rev., VRDO, 0.290%, 03/29/13 (i)	10,905
9,250	Rev., VRDO, 0.290%, 03/29/13 (i)	9,250
	Virginia Housing Development Authority, MERLOTS,
11,385	Series B-16, Rev., VRDO, 0.220%, 09/07/12	11,385
19,995	Series B-18, Rev., VRDO, 0.220%, 09/07/12	19,995
12,750	Series C-42, Rev., VRDO, 0.220%, 09/07/12	12,750

		64,285

	Washington — 1.5%
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/07/12	7,200
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 09/07/12	9,985
30,000	Wells Fargo Stage Trust, Floater Certificates, Series 16C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 09/07/12 (e)	30,000

		47,185

	West Virginia — 0.1%
4,000	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.480%, 09/07/12	4,000

	Wisconsin — 3.7%
16,795	Wells Fargo Stage Trust, Series 2009-2C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.220%, 09/07/12 (e)	16,795
	Wisconsin Housing & EDA,
1,445	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.280%, 09/07/12 (e)	1,445
29,475	Series A, Rev., VRDO, 0.230%, 09/07/12	29,475
19,760	Series C, Rev., VRDO, 0.230%, 09/07/12	19,760
12,075	Series C, Rev., VRDO, 1.000%, 09/07/12	12,075

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — Continued
21,810	Series C, Rev., VRDO, 1.000%, 09/07/12	21,810
11,320	Series ROCS-RR-II-R-11522, Rev., VRDO, LIQ: Citibank N.A., 0.230%, 09/07/12	11,320

		112,680

	Total Weekly Demand Notes (Cost $2,169,871)	2,169,871

SHARES
Variable Rate Demand Preferred Shares — 8.0%
35,400	BlackRock MuniHoldings New Jersey Quality Fund, Inc. LIQ: Bank of America N.A., 0.380%, 09/07/12 # (e)	35,400
27,500	BlackRock MuniHoldings New York Quality Fund, Inc. LIQ: Bank of America N.A., 0.380%, 09/07/12 # (e)	27,500
42,500	BlackRock MuniYield Fund, Inc. LIQ: Bank of America N.A., 0.380%, 09/07/12 # (e)	42,500
5,000	Nuveen California Investment Quality Municipal Fund, Inc., 0.270%, 09/07/12 # (e)	5,000
	Nuveen Insured Municipal Opportunity Fund, Inc.
8,600	LIQ: Citibank N.A., 0.270%, 09/07/12 # (e)	8,600
6,200	LIQ: Citibank N.A., 0.290%, 09/07/12 # (e)	6,200
20,000	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: Deutsche Bank AG, 0.310%, 09/07/12 # (e)	20,000
14,600	Nuveen New Jersey Premium Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.290%, 09/07/12 # (e)	14,600
14,000	Nuveen Pennsylvania Premier Income Municipal Fund 2, Inc., LIQ: Citibank N.A., 0.290%, 09/07/12 # (e)	14,000
22,000	Nuveen Premier Insured Municipal Income Fund, Inc., LIQ: Citibank N.A., 0.290%, 09/07/12 # (e)	22,000
50,000	Nuveen Premium Income Municipal Fund 2, Inc., LIQ: Barclays Bank plc, 0.290%, 09/07/12 # (e)	50,000

	Total Variable Rate Demand Preferred Shares (Cost $245,800)	245,800

	Total Investments — 99.9% (Cost $3,082,171)*	3,082,171
	Other Assets in Excess of Liabilities — 0.1%	1,823

	NET ASSETS — 100.0%	$3,083,994

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

ACE	— Adjusted Current Earnings
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.†
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CCRC	— Congregate Care Retirement Center
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
DN	— Discount Notes
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance, Inc.
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Insurance Corp.
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note

†	Filed for bankruptcy on November 8, 2010.

RE	— Reinsured
Rev.	— Revenue

ROCS	— Reset Option Certificates
SCAGO	— South Carolina Association of Governmental Organizations
TAN	— Tax Anticipation Note
TCRS	— Transferable Custodial Receipts
TRAN	— Tax & Revenue Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2012.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2012.
XLCA	— Insured by XL Capital Assurance

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(w)	— When-issued security.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$92,090,685	$9,581,496	$36,585,960		$4,375,628
Repurchase agreements, at value	17,875,245	1,866,641	16,178,533		9,530,913

Total investment securities, at value	109,965,930	11,448,137	52,764,493		13,906,541
Cash	23	23	—	(a)	1
Receivables:
Interest from non-affiliates	72,203	6,860	36,106		12,804

Total Assets	110,038,156	11,455,020	52,800,599		13,919,346

LIABILITIES:
Payables:
Distributions	6,794	493	87		—
Investment securities purchased	344,000	35,000	—		—
Accrued liabilities:
Investment advisory fees	7,695	782	3,641		827
Administration fees	6,830	694	3,393		880
Shareholder servicing fees	4,145	639	972		90
Distribution fees	1	32	—		—
Custodian and accounting fees	308	45	215		72
Trustees’ and Chief Compliance Officer’s fees	—	1	—	(a)	8
Transfer agent fees	325	131	351		117
Other	867	252	48		78

Total Liabilities	370,965	38,069	8,707		2,072

Net Assets	$109,667,191	$11,416,951	$52,791,892		$13,917,274

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$109,667,098	$11,417,214	$52,792,535	$13,917,691
Accumulated undistributed (distributions in excess of) net investment income	(359)	(291)	(870)	(424)
Accumulated net realized gains (losses)	452	28	227	7

Total Net Assets	$109,667,191	$11,416,951	$52,791,892	$13,917,274

Net Assets:
Class B	$2,332	$4,404	$—	$429
Class C	10,696	320,167	—	184,659
Agency	9,339,790	96,446	6,599,947	2,064,461
Capital	66,921,540	3,607,713	22,654,788	—
Cash Management	567,793	—	—	—
Direct	1,016,167	—	363,671	1,635,472
Eagle Class	7,398	—	790,282	100
E*Trade	—	388,939	—	—
IM	100	—	100	100
Institutional Class	23,352,785	3,537,430	10,811,547	7,608,661
Investor	464,709	466,306	4,596,650	392,226
Morgan	2,472,104	2,528,827	1,916,353	502,196
Premier	2,599,202	160,961	4,113,779	660,979
Reserve	1,379,982	179,570	25,976	867,891
Service	1,532,593	126,188	918,799	100

Total	$109,667,191	$11,416,951	$52,791,892	$13,917,274

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class B	2,332	4,405	—	429
Class C	10,696	320,153	—	184,664
Agency	9,339,765	96,454	6,599,737	2,064,524
Capital	66,921,492	3,607,696	22,654,450	—
Cash Management	567,780	—	—	—
Direct	1,016,163	—	363,720	1,635,541
Eagle Class	7,398	—	790,288	100
E*Trade	—	388,946	—	—
IM	100	—	100	100
Institutional Class	23,352,749	3,537,464	10,811,928	7,608,966
Investor	464,704	466,322	4,597,170	392,239
Morgan	2,472,080	2,528,792	1,916,276	502,214
Premier	2,599,177	160,947	4,113,976	661,003
Reserve	1,379,961	179,672	25,964	867,919
Service	1,532,555	126,195	918,897	100

Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$92,090,685	$9,581,496	$36,585,960	$4,375,628
Cost of repurchase agreements	17,875,245	1,866,641	16,178,533	9,530,913

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$4,516,473		$19,802,982	$17,206,138	$3,082,171
Cash	1		1	5	3
Receivables:
Fund shares sold	5,163		—	—	—
Interest from non-affiliates	3,838		7,064	15,156	2,586

Total Assets	4,525,475		19,810,047	17,221,299	3,084,760

LIABILITIES:
Payables:
Distributions	23		46	128	9
Fund shares redeemed	2,951		—	—	—
Accrued liabilities:
Investment advisory fees	111		330	1,180	211
Administration fees	272		1,200	1,047	188
Shareholder servicing fees	—		—	506	202
Distribution fees	—	(a)	—	—	—
Custodian and accounting fees	31		100	73	9
Trustees’ and Chief Compliance Officer’s fees	4		8	1	4
Transfer agent fees	48		101	78	28
Printing and mailing costs	351		55	107	94
Other	43		2	39	21

Total Liabilities	3,834		1,842	3,159	766

Net Assets	$4,521,641		$19,808,205	$17,218,140	$3,083,994

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$4,521,775	$19,808,519	$17,216,921	$3,084,216
Accumulated undistributed (distributions in excess of) net investment income	(155)	(372)	—	4
Accumulated net realized gains (losses)	21	58	1,219	(226)

Total Net Assets	$4,521,641	$19,808,205	$17,218,140	$3,083,994

Net Assets:
Agency	$423,002	$1,897,685	$530,156	$103,200
Capital	—	7,837,703	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,042,905	—
E*Trade	—	—	—	1,714,495
Institutional Class	3,601,722	6,882,417	5,571,113	611,608
Morgan	112,484	1,747,760	358,231	320,788
Premier	370,212	1,360,597	2,602,742	68,116
Reserve	14,221	81,943	7,112,893	32,879
Service	—	100	—	232,908

Total	$4,521,641	$19,808,205	$17,218,140	$3,083,994

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	423,092	1,897,744	530,386	103,213
Capital	—	7,837,805	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,043,136	—
E*Trade	—	—	—	1,714,500
Institutional Class	3,602,090	6,882,462	5,570,293	611,774
Morgan	112,514	1,747,764	358,423	320,766
Premier	370,256	1,360,613	2,602,336	68,133
Reserve	14,229	81,940	7,111,793	32,856
Service	—	100	—	232,963

Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$4,516,473	$19,802,982	$17,206,138	$3,082,171

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	63

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$216,669		$22,433		$49,674		$9,766
Interest from interfund lending (net)	—		3		—		—

Total investment income	216,669		22,436		49,674		9,766

EXPENSES:
Investment advisory fees	47,743		4,671		23,816		5,463
Administration fees	41,663		4,078		20,780		4,772
Distribution fees	7,950		4,034		4,674		2,140
Shareholder servicing fees	54,194		9,879		39,364		10,482
Custodian and accounting fees	1,269		188		726		203
Interest expense to affiliates	—	(a)	—		—		—
Professional fees	672		78		297		102
Trustees’ and Chief Compliance Officer’s fees	656		64		351		84
Printing and mailing costs	881		302		149		41
Registration and filing fees	—		70		80		81
Transfer agent fees	1,128		228		814		214
Other	694		52		287		60

Total expenses	156,850		23,644		91,338		23,642

Less amounts waived	(32,899)		(8,463)		(43,694)		(13,876)
Less earnings credits	—		—	(a)	—	(a)	—

Net expenses	123,951		15,181		47,644		9,766

Net investment income (loss)	92,718		7,255		2,030		—	(a)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	452		29		227		7

Change in net assets resulting from operations	$93,170		$7,284		$2,257		$7

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,950	$8,832	$21,152	$4,979

EXPENSES:
Investment advisory fees	1,974	8,015	7,145	1,283
Administration fees	1,722	6,996	6,235	1,120
Distribution fees	85	922	10,422	6,117
Shareholder servicing fees	3,147	12,196	20,426	4,131
Custodian and accounting fees	74	281	217	40
Interest expense to affiliates	—	—	1	1
Professional fees	48	120	125	32
Trustees’ and Chief Compliance Officer’s fees	28	113	101	21
Printing and mailing costs	356	50	72	77
Registration and filing fees	75	34	62	48
Transfer agent fees	100	311	174	48
Other	34	119	118	20

Total expenses	7,643	29,157	45,098	12,938

Less amounts waived	(4,940)	(20,327)	(24,935)	(8,413)

Net expenses	2,703	8,830	20,163	4,525

Net investment income (loss)	247	2	989	454

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	21	70	635	184

Change in net assets resulting from operations	$268	$72	$1,624	$638

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$92,718	$111,995	$7,255	$6,544
Net realized gain (loss)	452	1,392	29	120

Change in net assets resulting from operations	93,170	113,387	7,284	6,664

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	— (a)	(1)	— (a)	(1)
From net realized gains	— (a)	— (a)	— (a)	— (a)
Class C
From net investment income	(1)	(1)	(18)	(40)
From net realized gains	— (a)	— (a)	(1)	(3)
Agency
From net investment income	(4,263)	(3,877)	(94)	(101)
From net realized gains	(95)	(58)	(1)	(1)
Capital
From net investment income	(68,261)	(81,852)	(3,640)	(3,148)
From net realized gains	(869)	(413)	(12)	(21)
Cash Management
From net investment income	(27)	(55)	—	—
From net realized gains	(7)	(3)	—	—
Direct
From net investment income	(401)	(286)	—	—
From net realized gains	(14)	(8)	—	—
Eagle Class
From net investment income	(4)	(102)	—	—
From net realized gains	— (a)	(6)	—	—
E*Trade
From net investment income	—	—	(58)	(98)
From net realized gains	—	—	(1)	(2)
IM (b)
From net investment income	— (a)	—	—	—
From net realized gains	— (a)	—	—	—
Institutional Class
From net investment income	(19,285)	(25,165)	(3,263)	(2,755)
From net realized gains	(299)	(169)	(12)	(22)
Investor
From net investment income	(26)	(59)	(24)	(54)
From net realized gains	(6)	(4)	(2)	(5)
Morgan
From net investment income	(127)	(286)	(133)	(299)
From net realized gains	(30)	(17)	(9)	(24)
Premier
From net investment income	(168)	(359)	(7)	(16)
From net realized gains	(36)	(21)	— (a)	(1)
Reserve
From net investment income	(73)	(169)	(11)	(28)
From net realized gains	(17)	(10)	(1)	(2)
Service
From net investment income	(77)	(137)	(7)	(19)
From net realized gains	(19)	(10)	— (a)	(1)

Total distributions to shareholders	(94,105)	(113,068)	(7,294)	(6,641)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	$(13,017,374)	$(10,946,889)	$(662,745)	$2,378,057

NET ASSETS:
Change in net assets	(13,018,309)	(10,946,570)	(662,755)	2,378,080
Beginning of period	122,685,500	133,632,070	12,079,706	9,701,626

End of period	$109,667,191	$122,685,500	$11,416,951	$12,079,706

Accumulated undistributed (distributions in excess of) net investment income	$(359)	$(364)	$(291)	$(291)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 31, 2012 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)		Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,030	$6,215	$—	(a)	$2
Net realized gain (loss)	227	453	7		32

Change in net assets resulting from operations	2,257	6,668	7		34

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	—		— (a)
From net realized gains	—	—	—		— (a)
Class C
From net investment income	—	—	—		(2)
From net realized gains	—	—	—		— (a)
Agency
From net investment income	(138)	(654)	—		(12)
From net realized gains	(15)	(8)	—		(2)
Capital
From net investment income	(1,449)	(3,676)	—		—
From net realized gains	(55)	(42)	—		—
Direct
From net investment income	(11)	(49)	—		(23)
From net realized gains	(1)	(1)	—		(4)
Eagle Class (b)
From net investment income	(35)	—	—		—
From net realized gains	(2)	—	—		—
IM (c)
From net investment income	— (a)	—	—	(a)	—
From net realized gains	— (a)	—	—		—
Institutional Class
From net investment income	(185)	(926)	—		(89)
From net realized gains	(24)	(14)	—		(15)
Investor
From net investment income	(81)	(395)	—		(4)
From net realized gains	(10)	(5)	—		(1)
Morgan
From net investment income	(37)	(190)	—		(6)
From net realized gains	(4)	(2)	—		(1)
Premier
From net investment income	(77)	(399)	—		(5)
From net realized gains	(9)	(5)	—		(1)
Reserve
From net investment income	(1)	(3)	—		(11)
From net realized gains	— (a)	— (a)	—		(2)
Service
From net investment income	(16)	(63)	—		— (a)
From net realized gains	(2)	(1)	—		— (a)

Total distributions to shareholders	(2,152)	(6,433)	—	(a)	(178)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(12,360,345)	(338,655)	1,158,965		405,215

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
NET ASSETS:
Change in net assets	$(12,360,240)	$(338,420)	$1,158,972	$405,071
Beginning of period	65,152,132	65,490,552	12,758,302	12,353,231

End of period	$52,791,892	$65,152,132	$13,917,274	$12,758,302

Accumulated undistributed (distributions in excess of) net investment income	$(870)	$(870)	$(424)	$(424)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective March 1, 2012.
(c)	Commencement of offering of class of shares effective May 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$247	$—	$2	$— (a)
Net realized gain (loss)	21	39	70	212

Change in net assets resulting from operations	268	39	72	212

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(27)	(17)	—	(15)
From net realized gains	(3)	—	(22)	(10)
Capital
From net investment income	—	—	—	(86)
From net realized gains	—	—	(87)	(59)
Institutional Class
From net investment income	(194)	(90)	—	(71)
From net realized gains	(32)	—	(79)	(50)
Morgan
From net investment income	(6)	(3)	—	(14)
From net realized gains	(1)	—	(18)	(10)
Premier
From net investment income	(19)	(8)	—	(14)
From net realized gains	(3)	—	(16)	(10)
Reserve
From net investment income	(1)	— (a)	(2)	(1)
From net realized gains	— (a)	—	(1)	— (a)
Service
From net investment income	—	—	—	— (a)
From net realized gains	—	—	— (a)	— (a)

Total distributions to shareholders	(286)	(118)	(225)	(340)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,177,314)	(1,477,570)	(673,036)	3,673,186

NET ASSETS:
Change in net assets	(1,177,332)	(1,477,649)	(673,189)	3,673,058
Beginning of period	5,698,973	7,176,622	20,481,394	16,808,336

End of period	$4,521,641	$5,698,973	$19,808,205	$20,481,394

Accumulated undistributed (distributions in excess of) net investment income	$(155)	$(155)	$(372)	$(372)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$989	$2,669	$454	$1,015
Net realized gain (loss)	635	861	184	92

Change in net assets resulting from operations	1,624	3,530	638	1,107

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(39)	(107)	(29)	(50)
From net realized gains	(9)	—	—	—
Direct
From net investment income	— (a)	— (a)	—	—
From net realized gains	— (a)	—	—	—
Eagle Class
From net investment income	(88)	(164)	—	—
From net realized gains	(17)	—	—	—
E*Trade
From net investment income	—	—	(86)	(186)
Institutional Class
From net investment income	(1,120)	(3,129)	(339)	(799)
From net realized gains	(92)	—	—	—
Morgan
From net investment income	(13)	(32)	—	(4)
From net realized gains	(6)	—	—	—
Premier
From net investment income	(90)	(183)	—	(1)
From net realized gains	(41)	—	—	—
Reserve
From net investment income	(237)	(477)	—	(1)
From net realized gains	(112)	—	—	—
Service
From net investment income	—	—	—	(4)

Total distributions to shareholders	(1,864)	(4,092)	(454)	(1,045)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,494,193)	(3,699,609)	(63,745)	(330,459)

NET ASSETS:
Change in net assets	(1,494,433)	(3,700,171)	(63,561)	(330,397)
Beginning of period	18,712,573	22,412,744	3,147,555	3,477,952

End of period	$17,218,140	$18,712,573	$3,083,994	$3,147,555

Accumulated undistributed (distributions in excess of) net investment income	$—	$598	$4	$4

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$228	$1,728	$346	$2,796
Dividends and distributions reinvested	— (a)	— (a)	— (a)	1
Cost of shares redeemed	(724)	(3,372)	(2,190)	(5,651)

Change in net assets resulting from Class B capital transactions	$(496)	$(1,644)	$(1,844)	$(2,854)

Class C
Proceeds from shares issued	$6,366	$21,212	$57,578	$264,210
Dividends and distributions reinvested	— (a)	1	19	43
Cost of shares redeemed	(5,663)	(23,582)	(136,163)	(284,715)

Change in net assets resulting from Class C capital transactions	$703	$(2,369)	$(78,566)	$(20,462)

Agency
Proceeds from shares issued	$179,509,275	$404,671,094	$644,753	$2,664,493
Dividends and distributions reinvested	810	1,456	51	68
Cost of shares redeemed	(178,189,544)	(409,468,615)	(683,332)	(2,944,835)

Change in net assets resulting from Agency capital transactions	$1,320,541	$(4,796,065)	$(38,528)	$(280,274)

Capital
Proceeds from shares issued	$354,271,194	$632,632,601	$13,837,332	$16,913,826
Dividends and distributions reinvested	31,083	39,792	2,909	2,845
Cost of shares redeemed	(362,866,033)	(633,834,961)	(13,217,985)	(16,227,994)

Change in net assets resulting from Capital capital transactions	$(8,563,756)	$(1,162,568)	$622,256	$688,677

Cash Management
Proceeds from shares issued	$795,321	$1,714,005	$—	$—
Dividends and distributions reinvested	32	53	—	—
Cost of shares redeemed	(755,170)	(1,752,352)	—	—

Change in net assets resulting from Cash Management capital transactions	$40,183	$(38,294)	$—	$—

Direct
Proceeds from shares issued	$1,423,766	$3,812,399	$—	$—
Cost of shares redeemed	(1,966,421)	(3,437,231)	—	—

Change in net assets resulting from Direct capital transactions	$(542,655)	$375,168	$—	$—

Eagle Class
Proceeds from shares issued	$15,029	$743,779	$—	$—
Dividends and distributions reinvested	1	105	—	—
Cost of shares redeemed	(846,147)	(1,112,418)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(831,117)	$(368,534)	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$221,693	$111,670
Dividends and distributions reinvested	—	—	59	100
Cost of shares redeemed	—	—	(32,619)	(99,208)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$189,133	$12,562

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
IM (b)
Proceeds from shares issued	$100	$—	$—	$—
Dividends and distributions reinvested	— (a)	—	—	—

Change in net assets resulting from IM capital transactions	$100	$—	$—	$—

Institutional Class
Proceeds from shares issued	$100,077,626	$249,050,777	$17,613,616	$26,712,251
Dividends and distributions reinvested	6,236	11,514	382	1,084
Cost of shares redeemed	(103,500,364)	(252,178,931)	(18,319,871)	(24,653,971)

Change in net assets resulting from Institutional Class capital transactions	$(3,416,502)	$(3,116,640)	$(705,873)	$2,059,364

Investor
Proceeds from shares issued	$139,846	$556,454	$3,046,205	$4,033,496
Dividends and distributions reinvested	32	63	19	40
Cost of shares redeemed	(195,962)	(516,638)	(3,142,370)	(3,962,676)

Change in net assets resulting from Investor capital transactions	$(56,084)	$39,879	$(96,146)	$70,860

Morgan
Proceeds from shares issued	$75,165,501	$201,442,891	$4,836,082	$8,838,801
Dividends and distributions reinvested	77	153	133	305
Cost of shares redeemed	(75,360,779)	(201,712,139)	(5,283,285)	(8,827,990)

Change in net assets resulting from Morgan capital transactions	$(195,201)	$(269,095)	$(447,070)	$11,116

Premier
Proceeds from shares issued	$43,339,833	$95,701,598	$423,496	$981,715
Dividends and distributions reinvested	64	132	1	4
Cost of shares redeemed	(44,078,672)	(97,385,191)	(429,023)	(1,046,535)

Change in net assets resulting from Premier capital transactions	$(738,775)	$(1,683,461)	$(5,526)	$(64,816)

Reserve
Proceeds from shares issued	$56,667,523	$132,449,659	$25,559,017	$60,591,810
Dividends and distributions reinvested	61	112	1	4
Cost of shares redeemed	(56,814,582)	(132,704,718)	(25,629,358)	(60,628,198)

Change in net assets resulting from Reserve capital transactions	$(146,998)	$(254,947)	$(70,340)	$(36,384)

Service
Proceeds from shares issued	$768,503	$1,678,591	$15,461,001	$40,603,176
Dividends and distributions reinvested	96	147	1	2
Cost of shares redeemed	(655,916)	(1,347,057)	(15,491,243)	(40,662,910)

Change in net assets resulting from Service capital transactions	$112,683	$331,681	$(30,241)	$(59,732)

Total change in net assets resulting from capital transactions	$(13,017,374)	$(10,946,889)	$(662,745)	$2,378,057

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 31, 2012 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class B
Issued	226	1,728	346	2,796
Reinvested	— (a)	— (a)	— (a)	1
Redeemed	(724)	(3,372)	(2,190)	(5,651)

Change in Class B Shares	(498)	(1,644)	(1,844)	(2,854)

Class C
Issued	6,366	21,212	57,578	264,210
Reinvested	— (a)	1	19	43
Redeemed	(5,662)	(23,582)	(136,163)	(284,715)

Change in Class C Shares	704	(2,369)	(78,566)	(20,462)

Agency
Issued	179,509,312	404,671,094	644,753	2,664,493
Reinvested	810	1,456	51	68
Redeemed	(178,189,543)	(409,468,615)	(683,332)	(2,944,835)

Change in Agency Shares	1,320,579	(4,796,065)	(38,528)	(280,274)

Capital
Issued	354,271,239	632,632,601	13,837,332	16,913,826
Reinvested	31,083	39,792	2,909	2,845
Redeemed	(362,865,776)	(633,834,961)	(13,217,985)	(16,227,994)

Change in Capital Shares	(8,563,454)	(1,162,568)	622,256	688,677

Cash Management
Issued	795,298	1,714,005	—	—
Reinvested	32	53	—	—
Redeemed	(755,170)	(1,752,352)	—	—

Change in Cash Management Shares	40,160	(38,294)	—	—

Direct
Issued	1,423,751	3,812,399	—	—
Redeemed	(1,966,421)	(3,437,231)	—	—

Change in Direct Shares	(542,670)	375,168	—	—

Eagle Class
Issued	15,023	743,779	—	—
Reinvested	1	105	—	—
Redeemed	(846,147)	(1,112,418)	—	—

Change in Eagle Class Shares	(831,123)	(368,534)	—	—

E*Trade
Issued	—	—	221,693	111,670
Reinvested	—	—	59	100
Redeemed	—	—	(32,619)	(99,208)

Change in E*Trade Shares	—	—	189,133	12,562

IM (b)
Issued	100	—	—	—
Reinvested	— (a)	—	—	—

Change in IM Shares	100	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	100,076,922	249,050,777	17,613,616	26,712,251
Reinvested	6,236	11,514	382	1,084
Redeemed	(103,500,364)	(252,178,931)	(18,319,871)	(24,653,971)

Change in Institutional Class Shares	(3,417,206)	(3,116,640)	(705,873)	2,059,364

Investor
Issued	139,835	556,454	3,046,205	4,033,496
Reinvested	32	63	19	40
Redeemed	(195,962)	(516,638)	(3,142,370)	(3,962,676)

Change in Investor Shares	(56,095)	39,879	(96,146)	70,860

Morgan
Issued	75,165,851	201,442,891	4,836,082	8,838,801
Reinvested	77	153	133	305
Redeemed	(75,360,779)	(201,712,139)	(5,283,285)	(8,827,990)

Change in Morgan Shares	(194,851)	(269,095)	(447,070)	11,116

Premier
Issued	43,339,867	95,701,598	423,496	981,715
Reinvested	64	132	1	4
Redeemed	(44,078,571)	(97,385,191)	(429,023)	(1,046,535)

Change in Premier Shares	(738,640)	(1,683,461)	(5,526)	(64,816)

Reserve
Issued	56,667,501	132,449,659	25,559,017	60,591,810
Reinvested	61	112	1	4
Redeemed	(56,814,570)	(132,704,718)	(25,629,358)	(60,628,198)

Change in Reserve Shares	(147,008)	(254,947)	(70,340)	(36,384)

Service
Issued	768,446	1,678,591	15,461,001	40,603,176
Reinvested	97	147	1	2
Redeemed	(655,916)	(1,347,057)	(15,491,243)	(40,662,910)

Change in Service Shares	112,627	331,681	(30,241)	(59,732)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective May 31, 2012 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$3	$280
Dividends and distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(89)	(382)

Change in net assets resulting from Class B capital transactions	$—	$—	$(86)	$(102)

Class C
Proceeds from shares issued	$—	$—	$57,995	$149,495
Dividends and distributions reinvested	—	—	—	2
Cost of shares redeemed	—	—	(62,541)	(135,316)

Change in net assets resulting from Class C capital transactions	$—	$—	$(4,546)	$14,181

Agency
Proceeds from shares issued	$107,336,038	$201,764,107	$39,102,534	$62,904,644
Dividends and distributions reinvested	16	167	—	2
Cost of shares redeemed	(109,256,200)	(200,964,396)	(38,036,197)	(63,959,078)

Change in net assets resulting from Agency capital transactions	$(1,920,146)	$799,878	$1,066,337	$(1,054,432)

Capital
Proceeds from shares issued	$165,905,403	$270,039,384	$—	$—
Dividends and distributions reinvested	899	2,633	—	—
Cost of shares redeemed	(176,768,942)	(271,301,711)	—	—

Change in net assets resulting from Capital capital transactions	$(10,862,640)	$(1,259,694)	$—	$—

Direct
Proceeds from shares issued	$361,247	$1,244,089	$1,458,737	$3,856,057
Cost of shares redeemed	(643,501)	(975,971)	(1,893,448)	(2,982,926)

Change in net assets resulting from Direct capital transactions	$(282,254)	$268,118	$(434,711)	$873,131

Eagle Class (b)
Proceeds from shares issued	$1,022,554	$—	$100	$—
Dividends and distributions reinvested	36	—	—	—
Cost of shares redeemed	(232,302)	—	— (a)	—

Change in net assets resulting from Eagle Class capital transactions	$790,288	$—	$100	$—

IM (c)
Proceeds from shares issued	$100	$—	$100	$—
Dividends and distributions reinvested	— (a)	—	— (a)	—

Change in net assets resulting from IM capital transactions	$100	$—	$100	$—

Institutional Class
Proceeds from shares issued	$61,772,499	$94,514,092	$37,010,450	$70,244,085
Dividends and distributions reinvested	32	224	—	42
Cost of shares redeemed	(61,363,954)	(95,702,714)	(36,348,429)	(69,094,225)

Change in net assets resulting from Institutional Class capital transactions	$408,577	$(1,188,398)	$662,021	$1,149,902

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS: (continued)
Investor
Proceeds from shares issued	$1,359,554	$4,602,358	$359,450	$765,035
Dividends and distributions reinvested	91	400	—	1
Cost of shares redeemed	(1,164,580)	(3,467,905)	(349,004)	(844,797)

Change in net assets resulting from Investor capital transactions	$195,065	$1,134,853	$10,446	$(79,761)

Morgan
Proceeds from shares issued	$57,368,840	$144,555,620	$23,449,525	$62,948,160
Dividends and distributions reinvested	19	86	—	1
Cost of shares redeemed	(57,383,661)	(145,006,370)	(23,501,869)	(63,268,656)

Change in net assets resulting from Morgan capital transactions	$(14,802)	$(450,664)	$(52,344)	$(320,495)

Premier
Proceeds from shares issued	$30,526,946	$59,184,295	$11,227,672	$20,129,600
Dividends and distributions reinvested	8	46	—	1
Cost of shares redeemed	(31,254,732)	(59,112,337)	(11,184,937)	(20,231,436)

Change in net assets resulting from Premier capital transactions	$(727,778)	$72,004	$42,735	$(101,835)

Reserve
Proceeds from shares issued	$2,346,002	$7,600,302	$26,718,399	$68,592,267
Dividends and distributions reinvested	— (a)	— (a)	—	9
Cost of shares redeemed	(2,343,853)	(7,620,850)	(26,849,486)	(68,667,650)

Change in net assets resulting from Reserve capital transactions	$2,149	$(20,548)	$(131,087)	$(75,374)

Service
Proceeds from shares issued	$2,956,908	$7,371,714	$— (a)	$—
Dividends and distributions reinvested	17	60	—	— (a)
Cost of shares redeemed	(2,905,829)	(7,065,978)	—	—

Change in net assets resulting from Service capital transactions	$51,096	$305,796	$— (a)	$— (a)

Total change in net assets resulting from capital transactions	$(12,360,345)	$(338,655)	$1,158,965	$405,215

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective March 1, 2012.
(c)	Commencement of offering of class of shares effective May 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class B
Issued	—	—	2	280
Reinvested	—	—	—	— (a)
Redeemed	—	—	(89)	(382)

Change in Class B Shares	—	—	(87)	(102)

Class C
Issued	—	—	57,993	149,495
Reinvested	—	—	—	2
Redeemed	—	—	(62,541)	(135,316)

Change in Class C Shares	—	—	(4,548)	14,181

Agency
Issued	107,336,038	201,764,107	39,102,536	62,904,644
Reinvested	16	167	—	2
Redeemed	(109,256,200)	(200,964,396)	(38,036,061)	(63,959,078)

Change in Agency Shares	(1,920,146)	799,878	1,066,475	(1,054,432)

Capital
Issued	165,905,403	270,039,384	—	—
Reinvested	899	2,633	—	—
Redeemed	(176,768,942)	(271,301,711)	—	—

Change in Capital Shares	(10,862,640)	(1,259,694)	—	—

Direct
Issued	361,247	1,244,089	1,458,694	3,856,057
Redeemed	(643,501)	(975,971)	(1,893,448)	(2,982,926)

Change in Direct Shares	(282,254)	268,118	(434,754)	873,131

Eagle Class (b)
Issued	1,022,554	—	100	—
Reinvested	36	—	—	—
Redeemed	(232,302)	—	—	—

Change in Eagle Class Shares	790,288	—	100	—

IM (c)
Issued	100	—	100	—
Reinvested	— (a)	—	— (a)	—

Change in IM Shares	100	—	100	—

Institutional Class
Issued	61,772,499	94,514,092	37,010,550	70,244,085
Reinvested	32	224	—	42
Redeemed	(61,363,954)	(95,702,714)	(36,348,429)	(69,094,225)

Change in Institutional Class Shares	408,577	(1,188,398)	662,121	1,149,902

Investor
Issued	1,359,554	4,602,358	359,392	765,035
Reinvested	91	400	—	1
Redeemed	(1,164,580)	(3,467,905)	(348,966)	(844,797)

Change in Investor Shares	195,065	1,134,853	10,426	(79,761)

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS: (continued)
Morgan
Issued	57,368,840	144,555,620	23,449,456	62,948,160
Reinvested	19	86	—	1
Redeemed	(57,383,661)	(145,006,370)	(23,501,869)	(63,268,656)

Change in Morgan Shares	(14,802)	(450,664)	(52,413)	(320,495)

Premier
Issued	30,526,946	59,184,295	11,227,599	20,129,600
Reinvested	8	46	—	1
Redeemed	(31,254,732)	(59,112,337)	(11,184,937)	(20,231,436)

Change in Premier Shares	(727,778)	72,004	42,662	(101,835)

Reserve
Issued	2,346,002	7,600,302	26,718,372	68,592,267
Reinvested	— (a)	— (a)	—	9
Redeemed	(2,343,853)	(7,620,850)	(26,849,486)	(68,667,650)

Change in Reserve Shares	2,149	(20,548)	(131,114)	(75,374)

Service
Issued	2,956,908	7,371,714	—	—
Reinvested	17	60	—	— (a)
Redeemed	(2,905,829)	(7,065,978)	—	—

Change in Service Shares	51,096	305,796	—	— (a)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective March 1, 2012.
(c)	Commencement of offering of class of shares effective May 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$498,080	$1,605,743	$41,206,647	$40,816,614
Dividends and distributions reinvested	1	— (a)	8	11
Cost of shares redeemed	(861,250)	(1,890,248)	(41,223,849)	(40,730,290)

Change in net assets resulting from Agency capital transactions	$(363,169)	$(284,505)	$(17,194)	$86,335

Capital
Proceeds from shares issued	$—	$—	$9,884,317	$21,705,500
Dividends and distributions reinvested	—	—	42	61
Cost of shares redeemed	—	—	(10,301,242)	(18,555,562)

Change in net assets resulting from Capital capital transactions	$—	$—	$(416,883)	$3,149,999

Institutional Class
Proceeds from shares issued	$4,649,990	$11,888,058	$7,551,056	$19,838,451
Dividends and distributions reinvested	98	32	28	51
Cost of shares redeemed	(5,374,176)	(12,731,439)	(7,915,249)	(19,269,119)

Change in net assets resulting from Institutional Class capital transactions	$(724,088)	$(843,349)	$(364,165)	$569,383

Morgan
Proceeds from shares issued	$939,269	$4,232,558	$58,029,595	$108,754,446
Dividends and distributions reinvested	5	2	5	8
Cost of shares redeemed	(966,907)	(4,353,375)	(57,794,325)	(108,633,303)

Change in net assets resulting from Morgan capital transactions	$(27,633)	$(120,815)	$235,275	$121,151

Premier
Proceeds from shares issued	$317,654	$901,133	$19,884,112	$58,181,412
Dividends and distributions reinvested	10	4	2	5
Cost of shares redeemed	(382,947)	(1,134,951)	(20,006,442)	(58,458,539)

Change in net assets resulting from Premier capital transactions	$(65,283)	$(233,814)	$(122,328)	$(277,122)

Reserve
Proceeds from shares issued	$82,138	$114,812	$53,492	$147,893
Dividends and distributions reinvested	1	— (a)	1	— (a)
Cost of shares redeemed	(79,280)	(109,899)	(41,234)	(124,453)

Change in net assets resulting from Reserve capital transactions	$2,859	$4,913	$12,259	$23,440

Service
Dividends and distributions reinvested	$—	$—	$— (a)	$— (a)

Change in net assets resulting from Service capital transactions	$—	$—	$— (a)	$— (a)

Total change in net assets resulting from capital transactions	$(1,177,314)	$(1,477,570)	$(673,036)	$3,673,186

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Agency
Issued	498,080	1,605,743	41,206,647	40,816,614
Reinvested	1	— (a)	8	11
Redeemed	(861,250)	(1,890,248)	(41,223,849)	(40,730,290)

Change in Agency Shares	(363,169)	(284,505)	(17,194)	86,335

Capital
Issued	—	—	9,884,317	21,705,500
Reinvested	—	—	42	61
Redeemed	—	—	(10,301,242)	(18,555,562)

Change in Capital Shares	—	—	(416,883)	3,149,999

Institutional Class
Issued	4,649,990	11,888,058	7,551,056	19,838,451
Reinvested	98	32	28	51
Redeemed	(5,374,176)	(12,731,439)	(7,915,249)	(19,269,119)

Change in Institutional Class Shares	(724,088)	(843,349)	(364,165)	569,383

Morgan
Issued	939,269	4,232,558	58,029,595	108,754,446
Reinvested	5	2	5	8
Redeemed	(966,907)	(4,353,375)	(57,794,325)	(108,633,303)

Change in Morgan Shares	(27,633)	(120,815)	235,275	121,151

Premier
Issued	317,654	901,133	19,884,112	58,181,412
Reinvested	10	4	2	5
Redeemed	(382,947)	(1,134,951)	(20,006,442)	(58,458,539)

Change in Premier Shares	(65,283)	(233,814)	(122,328)	(277,122)

Reserve
Issued	82,138	114,812	53,492	147,893
Reinvested	1	— (a)	1	— (a)
Redeemed	(79,280)	(109,899)	(41,234)	(124,453)

Change in Reserve Shares	2,859	4,913	12,259	23,440

Service
Reinvested	—	—	— (a)	— (a)

Change in Service Shares	—	—	— (a)	— (a)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$968,455	$2,412,983	$317,934	$459,586
Dividends and distributions reinvested	6	28	4	14
Cost of shares redeemed	(1,131,496)	(2,511,600)	(335,755)	(369,915)

Change in net assets resulting from Agency capital transactions	$(163,035)	$(98,589)	$(17,817)	$89,685

Direct
Dividends and distributions reinvested	$— (a)	$— (a)	$—	$—

Change in net assets resulting from Direct capital transactions	$— (a)	$— (a)	$—	$—

Eagle Class
Proceeds from shares issued	$457,260	$775,180	$—	$—
Dividends and distributions reinvested	104	163	—	—
Cost of shares redeemed	(442,877)	(878,338)	—	—

Change in net assets resulting from Eagle Class capital transactions	$14,487	$(102,995)	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$292,170	$682,293
Dividends and distributions reinvested	—	—	86	186
Cost of shares redeemed	—	—	(314,675)	(642,193)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$(22,419)	$40,286

Institutional Class
Proceeds from shares issued	$17,805,246	$38,432,686	$640,406	$1,302,748
Dividends and distributions reinvested	229	883	296	651
Cost of shares redeemed	(18,596,763)	(42,996,139)	(577,989)	(1,697,301)

Change in net assets resulting from Institutional Class capital transactions	$(791,288)	$(4,562,570)	$62,713	$(393,902)

Morgan
Proceeds from shares issued	$15,711,790	$36,619,812	$788,302	$1,079,996
Dividends and distributions reinvested	9	15	—	4
Cost of shares redeemed	(15,776,095)	(36,732,902)	(801,727)	(1,066,680)

Change in net assets resulting from Morgan capital transactions	$(64,296)	$(113,075)	$(13,425)	$13,320

Premier
Proceeds from shares issued	$8,507,403	$15,502,579	$49,409	$179,452
Dividends and distributions reinvested	6	9	—	1
Cost of shares redeemed	(8,769,802)	(15,348,071)	(60,090)	(213,820)

Change in net assets resulting from Premier capital transactions	$(262,393)	$154,517	$(10,681)	$(34,367)

Reserve
Proceeds from shares issued	$15,284,228	$34,201,889	$5,670,248	$14,063,653
Dividends and distributions reinvested	16	24	—	— (a)
Cost of shares redeemed	(15,511,912)	(33,178,810)	(5,692,085)	(14,068,543)

Change in net assets resulting from Reserve capital transactions	$(227,668)	$1,023,103	$(21,837)	$(4,890)

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS: (continued)
Service
Proceeds from shares issued	$—	$—	$2,703,999	$7,377,557
Dividends and distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	(2,744,278)	(7,418,151)

Change in net assets resulting from Service capital transactions	$—	$—	$(40,279)	$(40,591)

Total change in net assets resulting from capital transactions	$(1,494,193)	$(3,699,609)	$(63,745)	$(330,459)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Agency
Issued	968,455	2,412,983	317,934	459,586
Reinvested	6	28	4	14
Redeemed	(1,131,496)	(2,511,600)	(335,755)	(369,915)

Change in Agency Shares	(163,035)	(98,589)	(17,817)	89,685

Direct
Reinvested	— (a)	— (a)	—	—

Change in Direct Shares	— (a)	— (a)	—	—

Eagle Class
Issued	457,260	775,180	—	—
Reinvested	104	163	—	—
Redeemed	(442,877)	(878,338)	—	—

Change in Eagle Class Shares	14,487	(102,995)	—	—

E*Trade
Issued	—	—	292,170	682,293
Reinvested	—	—	86	186
Redeemed	—	—	(314,675)	(642,193)

Change in E*Trade Shares	—	—	(22,419)	40,286

Institutional Class
Issued	17,805,246	38,432,686	640,406	1,302,748
Reinvested	229	883	296	651
Redeemed	(18,596,763)	(42,996,139)	(577,989)	(1,697,301)

Change in Institutional Class Shares	(791,288)	(4,562,570)	62,713	(393,902)

Morgan
Issued	15,711,790	36,619,812	788,302	1,079,996
Reinvested	9	15	—	4
Redeemed	(15,776,095)	(36,732,902)	(801,727)	(1,066,680)

Change in Morgan Shares	(64,296)	(113,075)	(13,425)	13,320

Premier
Issued	8,507,403	15,502,579	49,409	179,452
Reinvested	6	9	—	1
Redeemed	(8,769,802)	(15,348,071)	(60,090)	(213,820)

Change in Premier Shares	(262,393)	154,517	(10,681)	(34,367)

Reserve
Issued	15,284,228	34,201,889	5,670,248	14,063,653
Reinvested	16	24	—	— (a)
Redeemed	(15,511,912)	(33,178,810)	(5,692,085)	(14,068,543)

Change in Reserve Shares	(227,668)	1,023,103	(21,837)	(4,890)

Service
Issued	—	—	2,703,999	7,377,557
Reinvested	—	—	—	3
Redeemed	—	—	(2,744,278)	(7,418,151)

Change in Service Shares	—	—	(40,279)	(40,591)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund
Class B
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Class C
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Agency
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Capital
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Cash Management
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Direct
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$2,332	0.35%		0.01%		1.16%
1.00	0.01		2,829	0.29		0.01		1.16
1.00	0.01		4,473	0.31		0.01		1.16
1.00	0.00	(e)	6,932	0.59	(f)	0.00	(e)	1.17
1.00	1.62		13,709	0.99	(f)	1.52		1.17
1.00	4.28		7,903	0.97		4.18		1.17

1.00	0.01		10,696	0.35		0.01		1.16
1.00	0.01		9,993	0.29		0.01		1.16
1.00	0.01		12,361	0.32		0.01		1.16
1.00	0.00	(e)	6,723	0.58	(f)	0.00	(e)	1.17
1.00	1.62		11,057	0.99	(f)	1.52		1.17
1.00	4.28		5,887	0.97		4.11		1.17

1.00	0.05		9,339,790	0.26		0.10		0.31
1.00	0.04		8,019,311	0.26		0.04		0.31
1.00	0.07		12,815,353	0.26		0.07		0.31
1.00	0.26		11,341,161	0.28	(f)	0.27		0.32
1.00	2.34		14,591,611	0.27	(g)	2.27		0.32
1.00	5.02		10,640,542	0.26		4.88		0.32

1.00	0.09		66,921,540	0.18		0.18		0.21
1.00	0.12		75,485,880	0.18		0.12		0.21
1.00	0.15		76,648,261	0.18		0.14		0.21
1.00	0.35		86,818,790	0.18	(g)	0.35		0.22
1.00	2.44		82,462,192	0.18	(f)	2.30		0.22
1.00	5.12		43,128,647	0.16		4.98		0.22

1.00	0.01		567,793	0.35		0.01		0.96
1.00	0.01		527,614	0.29		0.01		0.96
1.00	0.01		565,910	0.32		0.01		0.96
1.00	0.00	(e)	385,509	0.53	(g)	0.00	(e)	0.97
1.00	1.63		334,078	0.97	(g)	1.52		0.97
1.00	4.28		323,442	0.96		4.27		0.97

1.00	0.03		1,016,167	0.30		0.06		0.31
1.00	0.02		1,558,831	0.28		0.02		0.31
1.00	0.03		1,183,658	0.29		0.03		0.31
1.00	0.04		1,009,356	0.30		0.04		0.30

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund (continued)
Eagle Class
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 10, 2010 (h) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
May 31, 2012 (h) through August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Investor
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$7,398	0.37%		0.01%		0.71%
1.00	0.01		838,513	0.29		0.01		0.71
1.00	0.01		1,207,045	0.41		0.01		0.88

1.00	0.05		100	0.16		0.18		0.16

1.00	0.08		23,352,785	0.21		0.15		0.26
1.00	0.09		26,769,490	0.21		0.09		0.26
1.00	0.12		29,886,053	0.21		0.11		0.26
1.00	0.32		39,053,068	0.22	(g)	0.32		0.27
1.00	2.40		45,721,168	0.22	(f)	2.28		0.27
1.00	5.08		28,355,614	0.20		4.95		0.27

1.00	0.01		464,709	0.35		0.01		0.51
1.00	0.01		520,797	0.29		0.01		0.51
1.00	0.01		480,917	0.32		0.01		0.51
1.00	0.00	(e)	613,967	0.32		0.00	(e)	0.50

1.00	0.01		2,472,104	0.35		0.01		0.51
1.00	0.01		2,667,326	0.29		0.01		0.51
1.00	0.01		2,936,414	0.31		0.01		0.51
1.00	0.10		3,892,404	0.45	(f)	0.13		0.52
1.00	2.09		7,939,483	0.52	(f)	2.05		0.52
1.00	4.75		7,199,661	0.51		4.64		0.52

1.00	0.01		2,599,202	0.35		0.01		0.46
1.00	0.01		3,338,000	0.29		0.01		0.46
1.00	0.01		5,021,450	0.31		0.01		0.46
1.00	0.13		5,852,367	0.42	(f)	0.14		0.47
1.00	2.14		10,888,362	0.47	(f)	2.08		0.47
1.00	4.82		9,105,808	0.45		4.72		0.47

1.00	0.01		1,379,982	0.35		0.01		0.71
1.00	0.01		1,526,992	0.29		0.01		0.71
1.00	0.01		1,781,936	0.31		0.01		0.71
1.00	0.04		2,569,511	0.52	(f)	0.04		0.72
1.00	1.89		3,927,075	0.72	(f)	1.74		0.72
1.00	4.56		1,901,561	0.70		4.46		0.72

1.00	0.01		1,532,593	0.35		0.01		1.06
1.00	0.01		1,419,924	0.29		0.01		1.06
1.00	0.01		1,088,239	0.31		0.01		1.06
1.00	0.00	(e)	1,007,290	0.32		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund
Class B
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Class C
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Agency
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Capital
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

E*Trade
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
January 8, 2009 (i) through February 28, 2009	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes interest expense of 0.01%.
(h)	Includes insurance expense of 0.01%.
(i)	Commencement of offering of class of shares.
(j)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$4,404	0.38%		0.01%		1.16%
1.00	0.01		6,248	0.30		0.01		1.17
1.00	0.02		9,102	0.33		0.01		1.17
1.00	0.00	(e)	17,713	0.63	(f)	0.00	(e)	1.18
1.00	1.71		34,781	0.99	(f)	1.57		1.19
1.00	4.29		19,010	0.98	(g)	4.20		1.18

1.00	0.01		320,167	0.37		0.01		1.16
1.00	0.01		398,734	0.30		0.01		1.17
1.00	0.02		419,195	0.33		0.01		1.18
1.00	0.00	(e)	420,552	0.59	(f)	0.00	(e)	1.18
1.00	1.71		468,725	0.98	(h)	1.74		1.18
1.00	4.29		616,746	0.98	(g)	4.17		1.18

1.00	0.06		96,446	0.26		0.12		0.32
1.00	0.05		134,975	0.26		0.05		0.32
1.00	0.09		415,248	0.26		0.08		0.33
1.00	0.30		308,594	0.28	(f)	0.31		0.33
1.00	2.43		451,480	0.27	(h)	2.42		0.33
1.00	5.03		499,591	0.26		4.86		0.33

1.00	0.10		3,607,713	0.18		0.20		0.22
1.00	0.13		2,985,462	0.18		0.13		0.22
1.00	0.17		2,296,780	0.18		0.16		0.22
1.00	0.40		3,953,966	0.19	(f)	0.39		0.23
1.00	2.53		3,953,504	0.18	(f)	2.40		0.23
1.00	5.14		2,441,114	0.16		4.94		0.23

1.00	0.03		388,939	0.33		0.05		1.06
1.00	0.05		199,806	0.26		0.05		1.07
1.00	0.06		187,244	0.29		0.05		1.07
1.00	0.03		179,380	0.32		0.05		1.06
1.00	0.06		1,761	1.03	(j)	0.21		1.09

1.00	0.09		3,537,430	0.21		0.18		0.27
1.00	0.10		4,243,305	0.21		0.10		0.27
1.00	0.14		2,183,936	0.21		0.13		0.27
1.00	0.36		2,438,682	0.22	(f)	0.33		0.28
1.00	2.49		2,047,234	0.22	(f)	2.36		0.28
1.00	5.10		1,211,750	0.20		5.01		0.28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund (continued)
Investor
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes interest expense of 0.01%.
(h)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$466,306	$0.37		0.01%		0.52%
1.00	0.01		562,453	0.30		0.01		0.52
1.00	0.02		491,592	0.33		0.01		0.52
1.00	0.12		572,388	0.47	(f)	0.14		0.53
1.00	2.17		714,135	0.52	(h)	2.16		0.53
1.00	4.77		745,382	0.51		4.74		0.53

1.00	0.01		2,528,827	0.37		0.01		0.61
1.00	0.01		2,975,898	0.30		0.01		0.62
1.00	0.02		2,964,774	0.33		0.01		0.62
1.00	0.09		3,141,289	0.49	(f)	0.09		0.63
1.00	2.09		3,567,073	0.60	(h)	2.05		0.63
1.00	4.69		3,322,087	0.60	(g)	4.57		0.63

1.00	0.01		160,961	0.37		0.01		0.47
1.00	0.01		166,487	0.30		0.01		0.47
1.00	0.02		231,302	0.33		0.01		0.47
1.00	0.15		317,407	0.44	(f)	0.16		0.48
1.00	2.23		660,906	0.46	(h)	2.27		0.48
1.00	4.84		754,089	0.45		4.68		0.48

1.00	0.01		179,570	0.38		0.01		0.71
1.00	0.01		249,909	0.30		0.01		0.72
1.00	0.02		286,293	0.33		0.01		0.72
1.00	0.05		380,945	0.57	(f)	0.07		0.73
1.00	1.98		832,849	0.71	(h)	2.09		0.73
1.00	4.57		1,951,990	0.71	(g)	4.48		0.73

1.00	0.01		126,188	0.37		0.01		1.06
1.00	0.01		156,429	0.30		0.01		1.07
1.00	0.02		216,160	0.33		0.01		1.07
1.00	0.00	(e)	352,780	0.64	(f)	0.00	(e)	1.08
1.00	1.62		768,490	1.07	(f)	1.43		1.09
1.00	4.23		17	1.04		4.14		1.08

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund
Agency
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Capital
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Direct
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
March 1, 2012 (h) through August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
May 31, 2012 (h) through August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Investor
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)	$6,599,947	0.16%		0.00	%(e)	0.31%
1.00	0.01		8,520,118	0.12		0.01		0.31
1.00	0.02		7,720,013	0.24		0.00	(e)	0.31
1.00	0.13		8,057,013	0.26		0.14		0.31
1.00	1.81		12,778,607	0.27	(f)	1.60		0.32
1.00	4.82		5,168,268	0.26		4.65		0.32

1.00	0.01		22,654,788	0.15		0.01		0.21
1.00	0.01		33,517,276	0.12		0.01		0.21
1.00	0.08		34,776,795	0.18		0.06		0.21
1.00	0.21		38,504,450	0.17		0.22		0.21
1.00	1.92		53,014,849	0.18	(g)	1.58		0.22
1.00	4.92		15,643,602	0.16		4.64		0.21

1.00	0.00	(e)	363,671	0.16		0.00	(e)	0.31
1.00	0.01		645,927	0.12		0.01		0.31
1.00	0.02		377,821	0.24		0.00	(e)	0.31
1.00	0.01		88,599	0.27		0.01		0.30

1.00	0.01		790,282	0.16		0.01		0.71

1.00	0.01		100	0.16		0.03		0.16

1.00	0.00	(e)	10,811,547	0.16		0.00	(e)	0.26
1.00	0.01		10,402,935	0.12		0.01		0.26
1.00	0.05		11,591,430	0.21		0.03		0.26
1.00	0.18		19,839,937	0.21		0.18		0.26
1.00	1.88		24,864,451	0.22	(g)	1.56		0.27
1.00	4.88		7,023,964	0.20		4.58		0.26

1.00	0.00	(e)	4,596,650	0.17		0.00	(e)	0.51
1.00	0.01		4,401,603	0.12		0.01		0.51
1.00	0.02		3,266,727	0.24		0.00	(e)	0.51
1.00	0.00		3,438,538	0.25		0.00	(e)	0.50

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund (continued)
Morgan
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)	$1,916,353	0.16%		0.00	%(e)	0.61%
1.00	0.01		1,931,164	0.13		0.01		0.61
1.00	0.02		2,381,884	0.24		0.00	(e)	0.61
1.00	0.01		2,307,416	0.41		0.01		0.61
1.00	1.48		4,990,436	0.60	(f)	1.39		0.62
1.00	4.48		3,356,978	0.59		4.38		0.62

1.00	0.00	(e)	4,113,779	0.16		0.00	(e)	0.46
1.00	0.01		4,841,573	0.12		0.01		0.46
1.00	0.02		4,769,530	0.24		0.00	(e)	0.46
1.00	0.04		5,162,992	0.35		0.03		0.46
1.00	1.62		3,389,001	0.46	(f)	1.47		0.47
1.00	4.62		1,856,533	0.45		4.49		0.47

1.00	0.00	(e)	25,976	0.17		0.00	(e)	0.71
1.00	0.01		23,828	0.14		0.00	(e)	0.71
1.00	0.02		44,382	0.24		0.00	(e)	0.71
1.00	0.00	(e)	65,425	0.43		0.00	(e)	0.71
1.00	1.37		181,072	0.71	(f)	1.47		0.71
1.00	4.36		280,327	0.70		4.30		0.72

1.00	0.00	(e)	918,799	0.17		0.00	(e)	1.06
1.00	0.01		867,708	0.13		0.00	(e)	1.06
1.00	0.02		561,970	0.24		0.00	(e)	1.06
1.00	0.00		495,606	0.39		0.00	(e)	1.06
1.00	1.04		597,506	1.00	(f)	0.44		1.07
1.00	4.01		252	1.05		3.00		1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund
Class B
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Class C
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Agency
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Direct
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
March 1, 2012 (h) through August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—

IM
May 31, 2012 (h) through August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)	$429	0.14%		0.00%		1.16%
1.00	0.00	(e)	515	0.09		0.00	(e)	1.16
1.00	0.01		617	0.21		0.00	(e)	1.16
1.00	0.00		1,192	0.28	(f)	0.00	(e)	1.16
1.00	0.58		1,814	0.69	(g)	0.46		1.17
1.00	3.63		1,542	0.97		3.60		1.17

1.00	0.00	(e)	184,659	0.14		0.00		1.16
1.00	0.00	(e)	189,206	0.09		0.00	(e)	1.16
1.00	0.01		175,024	0.21		0.00	(e)	1.16
1.00	0.00		91,807	0.30	(f)	0.00	(e)	1.17
1.00	0.58		161,891	0.68	(g)	0.44		1.18
1.00	3.63		93,532	0.97		3.21		1.17

1.00	0.00	(e)	2,064,461	0.14		0.00		0.31
1.00	0.00	(e)	998,134	0.09		0.00	(e)	0.31
1.00	0.01		2,052,542	0.21		0.00	(e)	0.31
1.00	0.05		2,216,299	0.23	(f)	0.05		0.31
1.00	1.05		2,824,679	0.28	(g)	0.72		0.33
1.00	4.37		1,019,655	0.26		4.13		0.32

1.00	0.00	(e)	1,635,472	0.14		0.00		0.31
1.00	0.00	(e)	2,070,205	0.08		0.00	(e)	0.31
1.00	0.01		1,197,068	0.21		0.00	(e)	0.31
1.00	0.00	(e)	916,720	0.18		0.00	(e)	0.30

1.00	0.00	(e)	100	0.14		0.00		0.71

1.00	0.00	(e)	100	0.15		0.00	(e)	0.16

1.00	0.00	(e)	7,608,661	0.14		0.00		0.26
1.00	0.00	(e)	6,946,570	0.08		0.00	(e)	0.26
1.00	0.02		5,796,795	0.20		0.01		0.26
1.00	0.08		7,994,678	0.20	(f)	0.09		0.26
1.00	1.12		12,044,908	0.22	(g)	0.73		0.28
1.00	4.43		6,073,940	0.20		3.92		0.27

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund (continued)
Investor
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)	$392,226	0.14%		0.00%		0.51%
1.00	0.00	(e)	381,781	0.08		0.00	(e)	0.51
1.00	0.01		461,529	0.21		0.00	(e)	0.51
1.00	0.00	(e)	861,277	0.29	(f)	0.00	(e)	0.52
1.00	0.84		1,126,084	0.49	(f)	0.84		0.52
1.00	4.11		1,370,557	0.51		4.11		0.52

1.00	0.00	(e)	502,196	0.14		0.00		0.61
1.00	0.00	(e)	554,548	0.10		0.00	(e)	0.61
1.00	0.01		875,074	0.21		0.00	(e)	0.61
1.00	0.00	(e)	981,399	0.29	(f)	0.00	(e)	0.61
1.00	0.79		1,648,642	0.53	(g)	0.75		0.62
1.00	4.02		1,939,331	0.59		3.95		0.62

1.00	0.00	(e)	660,979	0.14		0.00		0.46
1.00	0.00	(e)	618,249	0.09		0.00	(e)	0.46
1.00	0.01		720,085	0.21		0.00	(e)	0.46
1.00	0.00	(e)	860,500	0.28	(f)	0.00	(e)	0.46
1.00	0.88		1,393,368	0.45	(g)	0.77		0.47
1.00	4.17		1,132,622	0.45		4.07		0.47

1.00	0.00	(e)	867,891	0.14		0.00		0.71
1.00	0.00	(e)	998,994	0.09		0.00	(e)	0.71
1.00	0.01		1,074,397	0.21		0.00	(e)	0.71
1.00	0.00	(e)	1,223,618	0.29	(f)	0.00	(e)	0.71
1.00	0.72		2,020,603	0.57	(g)	0.54		0.73
1.00	3.91		1,231,644	0.70		3.85		0.72

1.00	0.00		100	0.14		0.00		1.06
1.00	0.00	(e)	100	0.09		0.00	(e)	1.06
1.00	0.01		100	0.21		0.00	(e)	1.06
1.00	0.00		100	0.21		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Federal Money Market Fund
Agency
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$423,002	0.11		0.01%		0.33%
1.00	0.00	(e)	786,165	0.11		0.00	(e)	0.33
1.00	0.02		1,070,681	0.22		0.00	(e)	0.31
1.00	0.11		1,371,397	0.26		0.11		0.31
1.00	1.76		1,583,121	0.28	(f)	1.50		0.32
1.00	4.77		570,445	0.26		4.47		0.32

1.00	0.01		3,601,722	0.11		0.01		0.28
1.00	0.00	(e)	4,325,820	0.10		0.00	(e)	0.28
1.00	0.04		5,169,215	0.21		0.02		0.26
1.00	0.16		9,147,745	0.21	(g)	0.18		0.26
1.00	1.82		18,216,366	0.21	(g)	1.70		0.27
1.00	4.83		13,536,697	0.20		4.64		0.27

1.00	0.01		112,484	0.11		0.01		0.63
1.00	0.00	(e)	140,119	0.11		0.00	(e)	0.63
1.00	0.02		260,943	0.22		0.00	(e)	0.61
1.00	0.00	(e)	171,067	0.38	(g)	0.00	(e)	0.61
1.00	1.42		271,793	0.60	(g)	1.42		0.62
1.00	4.42		295,739	0.59		4.29		0.62

1.00	0.01		370,212	0.11		0.01		0.48
1.00	0.00	(e)	435,501	0.11		0.00	(e)	0.48
1.00	0.02		669,328	0.22		0.00	(e)	0.46
1.00	0.02		872,798	0.37	(g)	0.03		0.46
1.00	1.57		1,648,481	0.46	(g)	1.47		0.47
1.00	4.57		1,128,873	0.45		4.41		0.47

1.00	0.01		14,221	0.11		0.01		0.73
1.00	0.00	(e)	11,368	0.09		0.01		0.73
1.00	0.02		6,455	0.23		0.00	(e)	0.71
1.00	0.00	(e)	107,259	0.38		0.00	(e)	0.71
1.00	1.32		74,937	0.70	(f)	1.06		0.72
1.00	4.31		28,485	0.70		4.08		0.72

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Capital
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (f) through February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)	$1,897,685	0.09%	0.00%		0.31%
1.00	0.00	(e)	1,914,902	0.06	0.00	(e)	0.31
1.00	0.01		1,828,609	0.16	0.00	(e)	0.31
1.00	0.00	(e)	1,522,013	0.19	0.00	(e)	0.30
1.00	1.03		2,172,668	0.25	0.97		0.31
1.00	4.13		1,306,725	0.26	3.94		0.32

1.00	0.00	(e)	7,837,703	0.09	0.00		0.21
1.00	0.00	(e)	8,254,673	0.05	0.00	(e)	0.21
1.00	0.01		5,104,707	0.16	0.00	(e)	0.21
1.00	0.05		6,104,553	0.14	0.05		0.20
1.00	1.13		7,615,191	0.16	1.12		0.21
1.00	4.24		7,761,701	0.16	3.75		0.22

1.00	0.00	(e)	6,882,417	0.09	0.00		0.26
1.00	0.00	(e)	7,246,605	0.06	0.00	(e)	0.26
1.00	0.01		6,677,266	0.16	0.00	(e)	0.26
1.00	0.02		4,975,391	0.17	0.03		0.25
1.00	1.09		12,766,575	0.20	1.06		0.26
1.00	4.20		13,006,895	0.20	3.75		0.27

1.00	0.00	(e)	1,747,760	0.09	0.00		0.61
1.00	0.00	(e)	1,512,492	0.05	0.00	(e)	0.61
1.00	0.01		1,391,343	0.16	0.00	(e)	0.61
1.00	0.00		1,313,218	0.19	0.00	(e)	0.60
1.00	0.77		2,103,069	0.53	0.75		0.61
1.00	3.79		2,359,306	0.59	3.67		0.62

1.00	0.00	(e)	1,360,597	0.09	0.00		0.46
1.00	0.00	(e)	1,482,938	0.06	0.00	(e)	0.46
1.00	0.01		1,760,070	0.16	0.00	(e)	0.46
1.00	0.00		1,974,357	0.19	0.00	(e)	0.45
1.00	0.87		3,629,348	0.41	0.80		0.46
1.00	3.94		2,352,252	0.45	3.74		0.47

1.00	0.00	(e)	81,943	0.08	0.00	(e)	0.71
1.00	0.00	(e)	69,684	0.05	0.01		0.71
1.00	0.01		46,241	0.15	0.00	(e)	0.71
1.00	0.00		309,357	0.22	0.00	(e)	0.70
1.00	0.68		4,920,380	0.59	0.63		0.71
1.00	3.68		3,763,803	0.70	3.33		0.72

1.00	0.00	(e)	100	0.09	0.00		1.06
1.00	0.00	(e)	100	0.06	0.00	(e)	1.06
1.00	0.01		100	0.16	0.00	(e)	1.06
1.00	0.00		100	0.16	0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Direct
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
May 10, 2010 (g) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Commencement of offering of class of shares.
(h)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$530,156	0.23%		0.01%		0.31%
1.00	0.01		693,197	0.21		0.01		0.31
1.00	0.08		791,812	0.26		0.04		0.31
1.00	0.16		1,062,442	0.28	(e)	0.17		0.32
1.00	1.64		1,412,071	0.28	(e)	1.57		0.33
1.00	3.30		535,484	0.26		3.21		0.32

1.00	0.01		100	0.24		0.00	(f)	0.31
1.00	0.01		100	0.22		0.00	(f)	0.31
1.00	0.05		100	0.29		0.01		0.31
1.00	0.02		100	0.30	(e)	0.04		0.31

1.00	0.01		1,042,905	0.23		0.01		0.71
1.00	0.02		1,028,433	0.21		0.01		0.71
1.00	0.03		1,131,461	0.36		0.01		0.87

1.00	0.02		5,571,113	0.21		0.03		0.26
1.00	0.03		6,362,480	0.19		0.03		0.26
1.00	0.13		10,925,258	0.21		0.09		0.26
1.00	0.22		11,805,037	0.23	(e)	0.23		0.28
1.00	1.70		13,741,504	0.22	(e)	1.72		0.27
1.00	3.37		12,493,562	0.20		3.27		0.27

1.00	0.00	(f)	358,231	0.24		0.00	(f)	0.61
1.00	0.01		422,534	0.22		0.00	(f)	0.61
1.00	0.03		535,623	0.30		0.00	(f)	0.61
1.00	0.02		538,168	0.45	(h)	0.03		0.63
1.00	1.30		920,327	0.61	(e)	1.25		0.62
1.00	2.96		758,385	0.59		2.93		0.62

1.00	0.00	(f)	2,602,742	0.24		0.00	(f)	0.46
1.00	0.01		2,865,171	0.22		0.00	(f)	0.46
1.00	0.03		2,710,731	0.30		0.00	(f)	0.46
1.00	0.05		3,386,375	0.41	(h)	0.06		0.48
1.00	1.45		5,420,621	0.47	(e)	1.40		0.47
1.00	3.11		4,079,130	0.45		2.96		0.47

1.00	0.00	(f)	7,112,893	0.24		0.00	(f)	0.71
1.00	0.01		7,340,658	0.22		0.00	(f)	0.71
1.00	0.03		6,317,759	0.30		0.00	(f)	0.71
1.00	0.00	(f)	6,223,699	0.45	(e)	0.01		0.73
1.00	1.19		8,490,457	0.72	(e)	1.17		0.72
1.00	2.85		7,246,804	0.70		2.75		0.72

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Six Months Ended August 31, 2012 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—	(d)	(0.03)

E*Trade
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—	(d)	(0.03)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—	(d)	(0.03)

Morgan
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—	(d)	(0.03)

Premier
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—	(d)	(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—	(d)	(0.03)

Reserve
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—	(d)	(0.03)

Service
Six Months Ended August 31, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)		—	(d)	(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Amount rounds to less than 0.01%.
(h)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.03%		$103,200	0.26%		0.05%		0.32%
1.00	0.07		121,010	0.26		0.06		0.32
1.00	0.13		31,324	0.26		0.12		0.32
1.00	0.37		129,810	0.27	(e)	0.28		0.33
1.00	1.78		72,466	0.28	(f)	1.69		0.34
1.00	3.33		19,577	0.26		3.20		0.34

1.00	0.01		1,714,495	0.30		0.01		1.06
1.00	0.01		1,736,816	0.31		0.01		1.07
1.00	0.02		1,696,495	0.36		0.01		1.07
1.00	0.01		1,557,507	0.63	(f)	0.01		1.09
1.00	1.06		1,370,189	0.99	(f)	1.08		1.09
1.00	2.57		1,603,907	1.00		2.55		1.09

1.00	0.05		611,608	0.21		0.10		0.27
1.00	0.11		548,856	0.21		0.12		0.27
1.00	0.18		942,748	0.21		0.17		0.27
1.00	0.42		1,580,078	0.22	(e)	0.34		0.28
1.00	1.84		465,898	0.22	(f)	1.83		0.29
1.00	3.39		647,885	0.20		3.37		0.29

1.00	0.00		320,788	0.31		0.00	(g)	0.62
1.00	0.00	(g)	334,195	0.32		0.00	(g)	0.62
1.00	0.01		320,868	0.37		0.00	(g)	0.62
1.00	0.11		351,200	0.54	(f)	0.12		0.64
1.00	1.45		430,604	0.61	(f)	1.41		0.64
1.00	2.99		313,132	0.59		2.94		0.64

1.00	0.00		68,116	0.31		0.00	(g)	0.47
1.00	0.00	(g)	78,792	0.32		0.00	(g)	0.47
1.00	0.01		113,158	0.37		0.00	(g)	0.47
1.00	0.20		165,573	0.44	(e)	0.14		0.48
1.00	1.59		76,975	0.47	(f)	1.60		0.49
1.00	3.13		126,250	0.45		3.25		0.49

1.00	0.00		32,879	0.31		0.00	(g)	0.72
1.00	0.00	(g)	54,714	0.32		0.00	(g)	0.72
1.00	0.01		59,602	0.37		0.00	(g)	0.72
1.00	0.06		125,114	0.59	(f)	0.06		0.74
1.00	1.34		137,957	0.71	(e)	1.36		0.74
1.00	2.87		225,916	0.70		2.85		0.74

1.00	0.00		232,908	0.31		0.00	(g)	1.06
1.00	0.00	(g)	273,172	0.32		0.00	(g)	1.07
1.00	0.01		313,757	0.37		0.00	(g)	1.07
1.00	0.00	(g)	414,008	0.49	(e)	0.00	(g)	1.07
1.00	1.01		89,126	1.03	(h)	0.78		1.10
1.00	2.53		16	1.04		2.49		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Eagle Class**, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Eagle Class**, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

The investment objective of Prime Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The investment objective of Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund is to seek current income with liquidity and stability of principal.

The investment objective of U.S. Government Money Market Fund is to seek high current income with liquidity and stability of principal.

The investment objective of Federal Money Market Fund is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of 100% U.S. Treasury Securities Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of Tax Free Money Market Fund is to provide the highest level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

* IM Shares commenced operations on May 31, 2012, for Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund.

** Eagle Class Shares commenced operations on March 1, 2012, for U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Morgan Shares.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, Eagle Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

110	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
The following is a summary of the inputs used as of August 31, 2012, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund
Total Investments in Securities (a)	$—	$109,965,930	$—	$109,965,930

Liquid Assets Money Market Fund
Total Investments in Securities (a)	$—	$11,448,137	$—	$11,448,137

U.S. Government Money Market Fund
Total Investments in Securities (a)	$—	$52,764,493	$—	$52,764,493

U.S. Treasury Plus Money Market Fund
Total Investments in Securities (a)	$—	$13,906,541	$—	$13,906,541

Federal Money Market Fund
Total Investments in Securities (a)	$—	$4,516,473	$—	$4,516,473

100% U.S. Treasury Securities Money Market Fund
Total Investments in Securities (a)	$—	$19,802,982	$—	$19,802,982

Tax Free Money Market Fund
Total Investments in Securities (a)	$—	$17,206,138	$—	$17,206,138

Municipal Money Market Fund
Total Investments in Securities (a)	$—	$3,082,171	$—	$3,082,171

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended August 31, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

The following is the value and percentage of net assets of illiquid securities as of August 31, 2012 (amounts in thousands):

	Value	Percentage
Prime Money Market Fund	$4,085,000	3.7%
Liquid Assets Money Market Fund	440,000	3.9
Tax Free Money Market Fund	28,375	0.2
Municipal Money Market Fund	121,600	3.9

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2012, the annualized effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

112	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, Eagle Class, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, IM, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	0.25%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	0.25	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the six months ended August 31, 2012, the Distributor retained the following amounts (in thousands):

	CDSC
Prime Money Market Fund	$2
Liquid Assets Money Market Fund	6
U.S. Treasury Plus Money Market Fund	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	0.30%
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	0.30
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	0.30
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	0.30
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.30%	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

The IM Shares do not pay a fee under the Shareholder Servicing Agreement.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	0.70%
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	0.70
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	0.70
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	0.70
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	1.00%	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	0.21	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the six months ended August 31, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total
Prime Money Market Fund	$19,200	$19,200
Liquid Assets Money Market Fund	2,592	2,592
U.S. Government Money Market Fund	8,987	8,987
U.S. Treasury Plus Money Market Fund	2,755	2,755
Federal Money Market Fund	1,591	1,591
100% U.S. Treasury Securities Money Market Fund	3,720	3,720
Tax Free Money Market Fund	2,194	2,194
Municipal Money Market Fund	887	887

114	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—	$—	$5,766	$7,933	$13,699
Liquid Assets Money Market Fund	—	—	2,114	3,757	5,871
U.S. Government Money Market Fund	3,112	—	26,928	4,667	34,707
U.S. Treasury Plus Money Market Fund	1,850	—	7,132	2,139	11,121
Federal Money Market Fund	1,673	43	1,556	77	3,349
100% U.S. Treasury Securities Money Market Fund	7,057	149	8,479	922	16,607
Tax Free Money Market Fund	—	—	12,319	10,422	22,741
Municipal Money Market Fund	—	—	1,409	6,117	7,526

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended August 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the six months ended August 31, 2012 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$10	$3
Class C	39	13
Agency	—	6,196
Capital	—	18,651
Cash Management	1,350	810
Direct	—	929
Eagle Class	111	133
Institutional Class	—	12,610
Investor	—	901
Morgan	—	4,447
Premier	—	5,016
Reserve	1,808	2,169
Service	4,632	2,316

	$7,950	$54,194

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

	Distribution		Shareholder Servicing
Liquid Assets Money Market Fund
Class B	$20		$7
Class C	1,309		437
Agency	—		115
Capital	—		899
E*Trade	696		348
Institutional Class	—		1,861
Investor	—		846
Morgan	1,324		4,634
Premier	—		195
Reserve	279		334
Service	406		203

	$4,034		$9,879

U.S. Government Money Market Fund
Agency	$—		$5,704
Capital	—		6,954
Direct	—		432
Eagle Class	906		1,087
Institutional Class	—		5,376
Investor	—		8,421
Morgan	1,015		3,554
Premier	—		6,437
Reserve	32		39
Service	2,721		1,360

	$4,674		$39,364

U.S. Treasury Plus Money Market Fund
Class B	$2		$1
Class C	694		232
Agency	—		941
Direct	—		1,487
Eagle Class	—	(a)	—	(a)
Institutional Class	—		3,880
Investor	—		676
Morgan	267		934
Premier	—		919
Reserve	1,177		1,412
Service	—	(a)	—	(a)

	$2,140		$10,482

Federal Money Market Fund
Agency	$—		$403
Institutional Class	—		1,941
Morgan	59		206
Premier	—		566
Reserve	26		31

	$85		$3,147

116	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Distribution		Shareholder Servicing
100% U.S. Treasury Securities Money Market Fund
Agency	$—		$1,488
Capital	—		1,883
Institutional Class	—		3,684
Morgan	824		2,885
Premier	—		2,139
Reserve	98		117
Service	—	(a)	—	(a)

	$922		$12,196

Tax Free Money Market Fund
Agency	$—		$448
Direct	—		—	(a)
Eagle Class	1,319		1,583
Institutional Class	—		3,009
Morgan	193		676
Premier	—		4,018
Reserve	8,910		10,692

	$10,422		$20,426

Municipal Money Market Fund
Agency	$—		$87
E*Trade	5,127		2,563
Institutional Class	—		339
Morgan	165		579
Premier	—		110
Reserve	58		69
Service	767		384

	$6,117		$4,131

(a)	Amount rounds to less than $1,000.

5. Federal Income Tax Matters

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 29, 2012, the Funds did not have post-enactment net capital loss carryforwards.

At February 29, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Municipal Money Market Fund	$410

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

As of August 31, 2012, the Liquid Assets Money Market Fund had no outstanding loans to another fund. Average loans for the six months ended August 31, 2012, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$17,784	1	$3

Interest earned, if any, as a result of lending money to another fund as of August 31, 2012 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s outstanding shares for each of the U.S. Government Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

In addition, Liquid Assets Money Market Fund, Municipal Money Market Fund, Federal Money Market Fund and Tax Free Money Market Fund each have a shareholder or shareholders, which are accounts maintained by a financial intermediaries on behalf of its clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

118	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2012, and continued to hold your shares at the end of the reporting period, August 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual*	$1,000.00	$1,000.10	$1.76	0.35%
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class C
Actual*	1,000.00	1,000.10	1.76	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Agency
Actual*	1,000.00	1,000.50	1.31	0.26
Hypothetical*	1,000.00	1,023.89	1.33	0.26
Capital
Actual*	1,000.00	1,000.90	0.91	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
Cash Management
Actual*	1,000.00	1,000.10	1.76	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Direct
Actual*	1,000.00	1,000.30	1.51	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Eagle Class
Actual*	1,000.00	1,000.10	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
IM
Actual**	1,000.00	1,000.50	0.40	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual*	1,000.00	1,000.80	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Prime Money Market Fund (continued)
Investor
Actual*	$1,000.00	$1,000.10	$1.76	0.35%
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Morgan
Actual*	1,000.00	1,000.10	1.76	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Premier
Actual*	1,000.00	1,000.10	1.76	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Reserve
Actual*	1,000.00	1,000.10	1.76	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Service
Actual*	1,000.00	1,000.10	1.76	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

Liquid Assets Money Market Fund
Class B
Actual*	1,000.00	1,000.10	1.92	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Class C
Actual*	1,000.00	1,000.10	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Agency
Actual*	1,000.00	1,000.60	1.31	0.26
Hypothetical*	1,000.00	1,023.89	1.33	0.26
Capital
Actual*	1,000.00	1,001.00	0.91	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
E*Trade
Actual*	1,000.00	1,000.30	1.66	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33
Institutional Class
Actual*	1,000.00	1,000.90	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Investor
Actual*	1,000.00	1,000.10	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Morgan
Actual*	1,000.00	1,000.10	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Premier
Actual*	1,000.00	1,000.10	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Reserve
Actual*	1,000.00	1,000.10	1.92	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Service
Actual*	1,000.00	1,000.10	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37

U.S. Government Money Market Fund
Agency
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16

120	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Beginning Account Value March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Capital
Actual*	$1,000.00	$1,000.10	$0.76	0.15%
Hypothetical*	1,000.00	1,024.45	0.77	0.15
Direct
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Eagle Class
Actual***	1,000.00	1,000.10	0.80	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
IM
Actual**	1,000.00	1,000.10	0.40	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Investor
Actual*	1,000.00	1,000.00	0.86	0.17
Hypothetical*	1,000.00	1,024.35	0.87	0.17
Morgan
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Premier
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Reserve
Actual*	1,000.00	1,000.00	0.86	0.17
Hypothetical*	1,000.00	1,024.35	0.87	0.17
Service
Actual*	1,000.00	1,000.00	0.86	0.17
Hypothetical*	1,000.00	1,024.35	0.87	0.17

U.S. Treasury Plus Money Market Fund
Class B
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Class C
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Agency
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Direct
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Eagle Class
Actual***	1,000.00	1,000.00	0.70	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
IM
Actual**	1,000.00	1,000.00	0.38	0.15
Hypothetical*	1,000.00	1,024.45	0.77	0.15
Institutional Class
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Treasury Plus Money Market Fund (continued)
Investor
Actual*	$1,000.00	$1,000.00	$0.71	0.14%
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Morgan
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Premier
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Reserve
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Service
Actual*	1,000.00	1,000.00	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14

Federal Money Market Fund
Agency
Actual*	1,000.00	1,000.10	0.55	0.11
Hypothetical*	1,000.00	1,024.65	0.56	0.11
Institutional Class
Actual*	1,000.00	1,000.10	0.55	0.11
Hypothetical*	1,000.00	1,024.65	0.56	0.11
Morgan
Actual*	1,000.00	1,000.10	0.55	0.11
Hypothetical*	1,000.00	1,024.65	0.56	0.11
Premier
Actual*	1,000.00	1,000.10	0.55	0.11
Hypothetical*	1,000.00	1,024.65	0.56	0.11
Reserve
Actual*	1,000.00	1,000.10	0.55	0.11
Hypothetical*	1,000.00	1,024.65	0.56	0.11

100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,000.00	0.45	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Capital
Actual*	1,000.00	1,000.00	0.45	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Institutional Class
Actual*	1,000.00	1,000.00	0.45	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Morgan
Actual*	1,000.00	1,000.00	0.45	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Premier
Actual*	1,000.00	1,000.00	0.45	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Reserve
Actual*	1,000.00	1,000.00	0.40	0.08
Hypothetical*	1,000.00	1,024.80	0.41	0.08
Service
Actual*	1,000.00	1,000.00	0.45	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09

122	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

	Beginning Account Value March 1, 2012	Ending Account Value, August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,000.10	$1.16	0.23%
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Direct
Actual*	1,000.00	1,000.10	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Eagle Class
Actual*	1,000.00	1,000.20	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Institutional Class
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Morgan
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Premier
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Reserve
Actual*	1,000.00	1,000.10	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23

Municipal Money Market Fund
Agency
Actual*	1,000.00	1,000.30	1.31	0.26
Hypothetical*	1,000.00	1,023.89	1.33	0.26
E*Trade
Actual*	1,000.00	1,000.10	1.51	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Institutional Class
Actual*	1,000.00	1,000.50	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Morgan
Actual*	1,000.00	1,000.00	1.56	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31
Premier
Actual*	1,000.00	1,000.00	1.56	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31
Reserve
Actual*	1,000.00	1,000.00	1.56	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31
Service
Actual*	1,000.00	1,000.00	1.56	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the one-half year period).

***	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider

124	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Federal Money Market Fund and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information,

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s performance was in the second, second and first quintiles for both the Institutional and Morgan shares, for the one-, three-, and five-year periods ended December 31, 2011, respectively, and in the third quintile for the Service shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s performance was in the first quintile for the Institutional shares and in the second quintile for the Morgan shares for each of the one-, three-, and five year periods ended December 31, 2011. In addition, the Trustees noted that the performance for the Service shares was in the third, fifth and fifth quintiles for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s performance was in the second, first and first quintiles for Institutional shares, in the first, second and second quintiles for Morgan shares, and in the second, fifth and fifth quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s performance was in the fourth, first and first quintiles for Institutional shares, and in the third, fourth and first quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and in the fourth quintile for the Service shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Federal Money Market Fund’s performance was in the fourth, first and first quintiles for Institutional shares and in the fourth, third and second quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s performance was in the fourth, third and second quintiles for Institutional shares, in the third, second and second quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and in the fourth quintile for the Service shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Free Money Market Fund’s performance was in the second quintile for Institutional shares, and in the second, fourth and third quintiles for Morgan shares, for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Municipal Money Market Fund’s performance was in the first quintile for Institutional shares, in the fifth, second, and second quintiles for Morgan shares, and in the fourth, fifth and fifth quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Money Market & Alternative Products Subcommittee at each of their regular meeting over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver

126	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2012

and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for Institutional, Morgan and Service shares was in the third, second and third quintiles, respectively, and that the actual total expenses for Institutional, Morgan and Service shares were in the second, second and fourth quintiles of their Universe Group, respectively. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee for each of the Institutional, Morgan and Service shares was in the third quintile and that the actual total expenses were in the second, third, and fourth quintiles of their Universe Group for the Institutional, Morgan, and Service shares, respectively. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee for the Institutional, Morgan and Service shares was in the second, third and second quintiles, respectively, and that the actual total expenses were in the first, first and second quintiles for the Institutional, Morgan, and Service Shares of their Universe Group, respectively. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee and total expenses were in the second and first quintiles of the Universe Group, respectively, for each of the Institutional, Morgan and Service shares. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Federal Money Market Fund’s net advisory fee and actual total expenses for both Institutional and Morgan shares were in the first quintile of their respective Universe Group. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee and actual total expenses for each of the Institutional, Morgan and Service shares were in the first quintile of their respective Universe Group. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for Institutional and Morgan shares were in the second and third quintiles, respectively, and that the actual total expenses for both the Institutional and Morgan shares were in the first quintile of their respective Universe Group. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for the Institutional, Morgan and Service shares were in the second, third and second quintiles, respectively, and that the actual total expenses for Institutional, Morgan, and Service Class shares were in the second, third, and fifth quintiles, respectively, of their Universe Group. After considering the factors identified above and additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2012	J.P. MORGAN MONEY MARKET FUNDS	127

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. August 2012.	SAN-MMKT-812

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2012 (Unaudited)

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Term Bond Fund II

JPMorgan Treasury & Agency Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 19, 2012 (Unaudited)

Dear Shareholder:

Sources of uncertainty are prevalent in the market: social and political unrest in the Middle East, Europe’s ongoing debt crisis, upcoming elections in the United States and the potential for an economic “hard landing” in China. Equities have seesawed against this backdrop and many investors seem content to forego the market fluctuations — overall industry net flows for equity mutual funds are negative for 2012. Despite these sharp swings in market momentum, U.S. stocks have soared year to date. The S&P 500 Index recently reached levels not seen since 2008 and has returned more than 100% since bottoming in March 2009.

“As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.”

Accommodative monetary policy has been a significant catalyst for the recent rally in stocks. Central banks continue to take unprecedented actions in an effort to stoke economic growth. In September, the European Central Bank announced its plans to implement Outright Monetary Transactions (OMTs), planning to purchase 1-3 year bonds issued by the governments of troubled European countries. The U.S. Federal Reserve also recently announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis.

U.S. Treasury yields remain at historically low levels

Accommodative monetary policy from the Fed continues to keep yields at historically low levels. Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors.

The yield for 10-year U.S. Treasury securities ended August 2012 at 1.6%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.7%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.

Some positive signs for the U.S. economy

While the Federal Reserve can set short-term rates, it does not have complete control of long-term rates, and stronger economic growth could push rates higher. U.S. GDP growth has, until this point in the recovery, been muted. However, existing home sales spiked in August, while sentiment among homebuilders increased. Housing, a long-time drag on economic growth, may make a significant contribution to GDP in 2012. Meanwhile, second-quarter earnings for the S&P 500 companies were the highest on record, while inflation remains very much under control.

As always, we encourage investors to position their portfolios to withstand and benefit from a variety of future outcomes. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012, while many investors anticipated the additional round of quantitative easing that was announced shortly after the end of the reporting period. Meanwhile, in June, European leaders agreed to ease repayment rules for emergency loans to Spanish banks and relax conditions on potential help for Italy, increasing optimism that Europe’s debt crisis may be contained.

The U.S. Home Affordable Refinance Program (HARP) — a federal mandate designed for struggling borrowers to refinance their mortgages at lower rates — contributed to higher prepayments on loans packaged into mortgage-backed securities. Meanwhile, the housing market showed signs of improvement, as sentiment among homebuilders and sales of existing homes both increased during the reporting period.

Interest rates for U.S. Treasury securities declined on most parts of the yield curve and remained near historically low levels (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds). High-yield securities (also known as “junk bonds”) benefited from tightening credit spreads (generally bond prices increase when credit spreads tighten). Emerging markets debt securities were supported by a beneficial technical environment, as the asset class experienced strong inflows due in part to investors’ search for yield in a low interest rate environment.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan Core Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.09%
Barclays U.S. Aggregate Index	2.97%

Net Assets as of 8/31/2012 (In Thousands)	$27,905,019
Duration as of 8/31/2012	4.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the six months ended August 31, 2012, the Fund’s relative outperformance versus the Barclays U.S. Aggregate Index (the “Benchmark”) was driven by the Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). The Fund was overweight the intermediate part of the yield curve (5-10 years), which performed well during the reporting period. The Fund’s security selection among non-agency and agency mortgage-backed securities also contributed to relative performance.

The Fund’s duration was slightly shorter than the duration of the Benchmark, which detracted from its relative performance as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s underweight in the credit sector also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. As of the end of the reporting period, the Fund was underweight U.S. Treasuries and overweight mortgage-backed securities. The Fund was overweight the intermediate part of the yield curve (5-10 years) and underweight the front (1-5 years) and long (20-30 years) segments of the yield curve.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	30.0%
U.S. Treasury Obligations	24.6
Corporate Bonds	17.0
Mortgage Pass-Through Securities	13.9
Asset-Backed Securities	5.6
Commercial Mortgage-Backed Securities	3.0
U.S. Government Agency Securities	2.0
Others (each less than 1.0%)	1.0
Short-Term Investment	2.9

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		3.01%	5.87%	7.05%	5.52%
With Sales Charge**		(0.81)	1.91	6.24	5.12
CLASS B SHARES	8/26/96
Without CDSC		2.77	5.27	6.36	4.98
With CDSC***		(2.23)	0.27	6.05	4.98
CLASS C SHARES	3/22/99
Without CDSC		2.77	5.19	6.36	4.84
With CDSC****		1.77	4.19	6.36	4.84
CLASS R2 SHARES	11/3/08	2.98	5.62	6.79	5.26
CLASS R5 SHARES	5/15/06	3.16	6.18	7.35	5.78
CLASS R6 SHARES	2/22/05	3.27	6.31	7.41	5.86
SELECT CLASS SHARES	6/1/91	3.09	6.06	7.23	5.70

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.35%
Barclays U.S. Aggregate Index	2.97%

Net Assets as of 8/31/2012 (In Thousands)	$2,785,761
Duration as of 8/31/2012	4.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the six months ended August 31, 2012, the Fund had allocations to high yield bonds including distressed debt securities (also known as “junk bonds”) and emerging markets debt securities. These asset classes outperformed other areas of the fixed income market and contributed to the Fund’s relative performance versus the Barclays U.S. Aggregate Index (the “Benchmark”).

The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) contributed to relative performance. The Fund was overweight the intermediate part of the yield curve (5-10 years), which performed well during the reporting period. The Fund’s security selection among agency collateralized mortgage obligations also contributed to the Fund’s relative performance.

As interest rates declined during the reporting period, the Fund’s slightly shorter duration than that of the Benchmark detracted from its relative performance. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. As of the end of the reporting period, the Fund was underweight U.S. Treasuries. The Fund was overweight the intermediate part of the yield curve (5-10 years) and underweight the front (1-5 years) and long (20-30 years) segments of the yield curve.

PORTFOLIO COMPOSITION***
Corporate Bonds	33.8%
Collateralized Mortgage Obligations	18.7
U.S. Treasury Obligations	17.3
Mortgage Pass-Through Securities	8.0
Asset-Backed Securities	5.7
Commercial Mortgage-Backed Securities	4.7
Loan Participations & Assignments	1.7
Foreign Government Securities	1.7
U.S. Government Agency Securities	1.3
Others (each less than 1.0%)	1.5
Short-Term Investment	5.6

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		3.30%	7.59%	7.18%	5.75%
With Sales Charge**		(0.61)	3.57	6.37	5.34
CLASS B SHARES	5/31/95
Without CDSC		2.93	6.96	6.52	5.26
With CDSC***		(2.07)	1.96	6.21	5.26
CLASS C SHARES	5/30/00
Without CDSC		2.97	7.04	6.55	5.15
With CDSC****		1.97	6.04	6.55	5.15
CLASS R2 SHARES	11/3/08	3.12	7.20	6.81	5.42
CLASS R6 SHARES	2/22/05	3.47	7.97	7.61	6.16
INSTITUTIONAL CLASS SHARES	6/19/09	3.42	7.99	7.47	6.03
SELECT CLASS SHARES	3/5/93	3.35	7.70	7.35	5.98

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R6 and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R6, Institutional Class, and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan Government Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.10%
Barclays U.S. Government Bond Index	2.57%

Net Assets as of 8/31/2012 (In Thousands)	$1,884,083
Duration as of 8/31/2012	5.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the Fund’s assets were invested in securities issued or guaranteed by the U.S. government and its agencies, including agency collateralized mortgage obligations and U.S. Treasury securities. U.S. Treasury securities rallied during the reporting period as interest rates declined (generally, bond prices increase when interest rates decline). While the Fund was underweight U.S. Treasuries relative to the Barclays U.S. Government Bond Index (the “Benchmark”), the longer duration of its zero coupon agency and U.S. Treasury securities caused it to outperform the Benchmark during the six months ended August 31, 2012. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. Meanwhile, the Fund’s small allocation to Treasury Inflation Protected Securities underperformed and detracted from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers aimed to keep the duration of the Fund around five years and focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	40.2%
U.S. Treasury Obligations	29.3
U.S. Government Agency Securities	17.6
Mortgage Pass-Through Securities	7.0
Foreign Government Security	0.4
Short-Term Investment	5.5

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		2.96%	5.40%	7.06%	5.38%
With Sales Charge**		(0.90)	1.42	6.25	4.98
CLASS B SHARES	1/14/94
Without CDSC		2.60	4.56	6.28	4.79
With CDSC***		(2.40)	(0.44)	5.97	4.79
CLASS C SHARES	3/22/99
Without CDSC		2.61	4.60	6.28	4.64
With CDSC****		1.61	3.60	6.28	4.64
CLASS R2 SHARES	11/3/08	2.84	5.06	6.77	5.13
SELECT CLASS SHARES	2/8/93	3.10	5.59	7.32	5.64

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.59%
Barclays U.S. Corporate High Yield — 2% Issuer Capped Index	4.80%

Net Assets as of 8/31/2012 (In Thousands)	$12,002,181
Duration as of 8/31/2012	4.6 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Demand for high yield fixed income securities (also known as “junk bonds”) was supported by investors’ search for yield during the reporting period, which created a positive technical environment for the asset class. Meanwhile, accommodative policies from central banks bolstered investors’ appetite for risk, while corporate earnings and balance sheets remained strong. These factors provided additional support for high yield bonds.

The Fund (Select Class Shares) underperformed the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”) for the six months ended August 31, 2012. The Fund’s underperformance was driven, in part, by its positions in leveraged loans, which are not held in the Benchmark and underperformed during the reporting period. The Fund’s security selection in the consumer cyclical, technology, and utilities sectors was negative. On asset allocation, an underweight position in the utilities sector detracted from relative performance. This was partially offset by positive security selection in the capital goods, communication, energy, and finance sectors.

HOW WAS THE FUND POSITIONED?

As of the end of the reporting period the Fund was underweight versus the Benchmark in the Ba and Caa and lower rated sectors, and overweight versus the Benchmark in the B, Baa and Not Rated sectors.

The Fund allocated a percentage of its assets to leveraged loans during the reporting period. The Fund’s portfolio managers believed that leveraged loans represented attractive investment opportunities based on the following factors: their spread over LIBOR remains attractive, they tend to have better covenants than high yield bonds, they are senior in the capital structure and are secured by tangible assets, and their coupons tend to adjust upward in the event of rising interest rates (although they may not adjust at the same rate or as much as general interest rates).

PORTFOLIO COMPOSITION***
Corporate Bonds	79.1%
Loan Participations & Assignments	12.5
Others (each less than 1.0%)	2.8
Short-Term Investments	5.6

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/13/98
Without Sales Charge		4.49%	12.50%	8.17%	9.66%
With Sales Charge**		0.54	8.31	7.34	9.23
CLASS B SHARES	11/13/98
Without CDSC		4.13	11.74	7.47	9.08
With CDSC ***		(0.87)	6.74	7.16	9.08
CLASS C SHARES	3/22/99
Without CDSC		4.14	11.77	7.46	8.94
With CDSC****		3.14	10.77	7.46	8.94
CLASS R2 SHARES	11/3/08	4.37	12.12	7.87	9.36
CLASS R5 SHARES	5/15/06	4.62	12.78	8.47	9.98
CLASS R6 SHARES	2/22/05	4.76	12.81	8.53	10.01
SELECT CLASS SHARES	11/13/98	4.59	12.74	8.43	9.94

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper High Current Yield Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.60%
Barclays 1-10 Year U.S. TIPS Index	2.17%
Barclays U.S. Intermediate Aggregate Index	2.25%
Inflation Managed Bond Composite Benchmark[1]	1.15%

Net Assets as of 8/31/2012 (In Thousands)	$1,376,373
Duration as of 8/31/2012	2.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund used zero-coupon inflation-linked swaps in combination with fixed income securities to create a synthetic portfolio of inflation protected securities. The Fund was designed to protect the total return generated by its core fixed income holdings from inflation risk.

The duration of the Fund’s core fixed income holdings was shorter than the duration of the Barclays 1-10 Year U.S. TIPS Index and detracted from relative performance as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund outperformed its composite benchmark during the six months ended August 31, 2012. The Fund’s relative performance versus the composite benchmark benefited as its investments in agency securities, investment grade corporate debt securities and mortgage-backed securities performed strongly during the reporting period.

Meanwhile, a sharp decline in the price of crude oil and disappointing economic data caused investors to lower their expectations for future inflation. Breakeven rates (the difference in yield between Treasury Inflation Protected Securities and U.S. Treasury securities of the same maturity), declined across the yield curve (the yield curve shows the relationship between yields and maturity dates at a given point in time) and the Fund’s use of zero-coupon inflation-linked swaps detracted from its absolute return during the reporting period. However, the Fund’s zero-coupon inflation-linked swaps contributed to relative performance versus the composite benchmark largely as a result of the Fund’s overall duration underweight as well as the Fund’s positioning on the breakeven curve.

HOW WAS THE FUND POSITIONED?

Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the curve positioning of the underlying core bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic, technical or other factors. Over the reporting period, the portfolio managers elected to increase inflation protection on the short end of the curve above the weighting of the underlying cash bonds as a result of their belief that shorter-term inflation risk was attractively valued. Similarly, the Fund’s portfolio managers elected to reduce the Fund’s inflation protection in the 5-year part of the curve as a result of this sector’s relatively strong performance.

1	The Fund’s composite benchmark is calculated by adding the performance return of the Barclays Intermediate Government/Credit Index and 80% of the Barclays Inflation Swap 5 Year Zero Coupon Index.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	11

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	31.8%
Corporate Bonds	21.3
U.S. Government Agency Securities	20.7
U.S. Treasury Obligations	14.0
Mortgage Pass-Through Securities	5.1
Asset-Backed Securities	2.6
Commercial Mortgage-Backed Securities	1.9
Others (each less than 1.0%)	0.2
Short-Term Investment	2.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/31/10
Without Sales Charge		1.55%	4.60%	5.62%
With Sales Charge**		(2.27)	0.70	3.96
CLASS C SHARES	3/31/10
Without CDSC		1.24	3.94	4.93
With CDSC***		0.24	2.94	4.93
CLASS R2 SHARES	3/31/10	1.50	4.33	5.35
CLASS R5 SHARES	3/31/10	1.71	4.75	5.85
CLASS R6 SHARES	11/30/10	1.66	4.75	5.82
SELECT CLASS SHARES	3/31/10	1.60	4.73	5.73

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/2010 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Inflation Managed Bond Fund, the Barclays 1–10 Year U.S. TIPS Index, the Barclays U.S. Intermediate Aggregate Index, the Inflation Managed Bond Composite Benchmark and the Lipper Treasury Inflation-Protected Securities Funds Index from March 31, 2010 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–10 Year U.S. TIPS Index and the Barclays U.S. Intermediate Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The performance of the Lipper Treasury Inflation-

Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is calculated by adding the performance return of the Barclays Intermediate Government/Credit Index and 80% of the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Lipper Treasury Inflation-Protected Securities Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	13

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.12%
Barclays 1–3 Year U.S. Government/Credit Bond Index	0.66%

Net Assets as of 8/31/2012 (In Thousands)	$388,215
Duration as of 8/31/2012	1.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2012, the Fund’s outperformance of the Barclays 1–3 Year U.S. Government/Credit Bond Index was driven primarily by its investments in spread sectors (non-U.S. Treasuries). During the reporting period, the U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012, while many investors anticipated the additional round of quantitative easing that was announced shortly after the end of the reporting period. Meanwhile, in June, European leaders agreed to ease repayment rules for emergency loans to Spanish banks and relax conditions on potential help for Italy, increasing optimism that Europe’s debt crisis may be contained. These actions helped generate a rally in spread sectors. The Fund’s asset-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities performed particularly well.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund continued to invest its assets in mortgage- and asset-backed securities, which the Fund’s portfolio managers believed offered attractive investment opportunities with relatively higher yield. During the reporting period, the Fund’s portfolio managers used a money market fund to maintain a high degree of liquidity for the Fund.

1	Effective May 2, 2012, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Fund’s investment objective. The current investment objective is stated above. Prior to May 2, 2012, the Fund’s investment objective was to seek a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	58.4%
Mortgage Pass-Through Securities	14.0
Asset-Backed Securities	13.5
Commercial Mortgage-Backed Securities	3.1
Corporate Bond	0.4
Short-Term Investment	10.6

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		3.10%	4.51%	3.19%	2.90%
With Sales Charge**		0.76	2.12	2.72	2.67
CLASS B SHARES	1/14/94
Without CDSC		2.75	3.92	2.66	2.59
With CDSC***		(0.25)	0.92	2.66	2.59
CLASS C SHARES	11/1/01	2.76	3.94	2.68	2.38
CLASS R6 SHARES	2/22/05	3.32	4.97	3.68	3.32
SELECT CLASS SHARES	2/2/93	3.12	4.69	3.44	3.15

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund’s Lipper Index changed to Lipper Short-Intermediate Investment Grade Debt Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	15

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.74%
Barclays U.S. MBS Index	2.08%

Net Assets as of 8/31/2012 (In Thousands)	$4,120,789
Duration as of 8/31/2012	3.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invested in both agency collateralized mortgage obligations (“CMOs”) and non-agency CMOs, while the Barclays U.S. MBS Index (the “Benchmark”) consisted almost entirely of agency securities (“index passthroughs”). Non-agency CMOs outperformed index passthroughs and contributed to relative performance. In general the Fund’s security selection among agency mortgage-backed securities was positive. However, some of the Fund’s agency mortgage-backed securities that originated in 2006 and 2007 detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	49.6%
Mortgage Pass-Through Securities	31.5
U.S. Treasury Obligations	3.6
Asset-Backed Securities	2.9
Commercial Mortgage-Backed Securities	2.2
U.S. Government Agency Securities	0.3
Short-Term Investment	9.9

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		2.63%	5.41%	7.62%	5.72%
With Sales Charge**		(1.24)	1.49	6.80	5.31
CLASS C SHARES	7/2/12
Without CDSC		2.35	4.93	7.09	5.15
With CDSC***		1.35	3.93	7.09	5.15
CLASS R6 SHARES	2/22/05	2.80	5.86	8.05	6.07
SELECT CLASS SHARES	8/18/00	2.74	5.73	7.89	5.96

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class C Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	17

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.92%
Barclays 1–3 Year U.S. Government/Credit Bond Index	0.66%

Net Assets as of 8/31/2012 (In Thousands)	$11,916,226
Duration as of 8/31/2012	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the six months ended August 31, 2012, the Fund’s outperformance versus the Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”) was driven by its overweight to spread sectors (non-U.S. Treasury securities). In addition, the Fund invested in mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and commercial-mortgage-backed securities (“CMBS”) as a higher quality/ higher yielding alternative to those portions of the credit sector that the Fund’s portfolio managers believed were not attractive. This positioning contributed to the Fund’s relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund was positioned with an underweight to U.S. Treasuries and an overweight to spread sectors. The Fund was overweight in the 3-5-year segment of the yield curve, which performed well during the reporting period, and underweight the 2-year portion of the yield curve, which did not perform as well (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). The Fund was overweight in MBS, ABS and CMBS, all of which are not in the Benchmark, and was underweight the credit sector. The Fund’s total position in ABS, CMBS, non-agency MBS and credit securities resulted in an overweight relative to the credit portion of the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	32.0%
U.S. Government Agency Securities	19.4
Corporate Bonds	18.0
Collateralized Mortgage Obligations	9.5
Asset-Backed Securities	7.8
Mortgage Pass-Through Securities	7.4
Commercial Mortgage-Backed Securities	4.0
Others (each less than 1.0%)	0.5
Short-Term Investment	1.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		0.80%	1.29%	3.22%	2.99%
With Sales Charge**		(1.44)	(0.96)	2.76	2.75
CLASS B SHARES	1/14/94
Without CDSC		0.54	0.75	2.70	2.68
With CDSC***		(2.46)	(2.25)	2.70	2.68
CLASS C SHARES	11/1/01	0.55	0.79	2.70	2.47
CLASS R6 SHARES	2/22/05	1.04	1.88	3.74	3.45
SELECT CLASS SHARES	9/4/90	0.92	1.62	3.49	3.25

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short

U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	19

JPMorgan Short Term Bond Fund II

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.63%
Barclays 1–3 Year U.S. Government Bond Index	0.40%

Net Assets as of 8/31/2012 (In Thousands)	$60,359
Duration as of 8/31/2012	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Term Bond Fund II (the “Fund”) seeks a high level of income, consistent with preservation of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the six months ended August 31, 2012, the Fund’s outperformance versus the Barclays 1–3 Year U.S. Government Bond Index (the “Benchmark”) was driven by its overweight to spread sectors (non-U.S. Treasury securities).

The Fund’s investments in spread sectors and security selection were the main contributors to relative performance. The Fund’s mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and exposure to the credit sector all produced strong performance relative to the Benchmark — these sectors are not included in the Benchmark. The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) also contributed to relative performance. The Fund was overweight the 3-5-year segment of the yield curve, which performed well during the reporting period, and underweight the 2-year portion of the yield curve, which did not perform as well.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund was positioned with an underweight to U.S. Treasuries and an overweight to spread sectors.

INFORMATION ABOUT YOUR FUND

At their meeting on August 23, 2012, the Board of Trustees of the Fund approved the liquidation of the Fund, which will occur on or about November 29, 2012.

PORTFOLIO COMPOSITION***
U.S. Government Agency Securities	33.7%
U.S. Treasury Obligations	32.0
Corporate Bonds	19.8
Asset-Backed Securities	6.0
Collateralized Mortgage Obligations	5.0
Mortgage Pass-Through Securities	1.7
Others (each less than 1.0%)	0.7
Short-Term Investment	1.1

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		0.51%	1.01%	0.43%	1.35%
With Sales Charge**		(1.74)	(1.22)	(0.02)	1.12
CLASS M SHARES	7/1/99
Without Sales Charge		0.38	0.65	0.18	1.10
With Sales Charge***		(1.09)	(0.92)	(0.12)	0.94
SELECT CLASS SHARES	11/30/90	0.63	1.26	0.69	1.61

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays 1–3 Year U.S. Government Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	21

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.47%
Barclays 1–5 Year U.S. Treasury Index	0.83%

Net Assets as of 8/31/2012 (In Thousands)	$333,629
Duration as of 8/31/2012	2.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Treasury & Agency Fund (the “Fund”) seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the six months ended August 31, 2012, the Fund’s underperformance versus the Barclays 1-5 Year U.S. Treasury Index (the “Benchmark”) was driven by the Fund’s shorter duration, as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct,

in their view, a portfolio of undervalued fixed income securities. In addition to investments in U.S. Treasury securities, the Fund invested in U.S. agency securities, which are not represented in the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	75.2%
U.S. Government Agency Securities	18.6
Short-Term Investment	6.2

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		0.45%	0.30%	2.95%	2.92%
With Sales Charge**		(1.77)	(1.98)	2.49	2.69
CLASS B SHARES	1/20/97
Without CDSC		0.11	(0.19)	2.43	2.60
With CDSC***		(2.89)	(3.19)	2.43	2.60
SELECT CLASS SHARES	1/20/97	0.47	0.44	3.20	3.17

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays 1–5 Year U.S. Treasury Index, the Barclays 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–5 Year U.S. Treasury Index and the Barclays 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–5 Year U.S. Treasury Index is an

unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to three years. The Lipper Short U.S. Treasury Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 5.5%
20,345	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 1.036%, 12/27/22 (e)	20,345
	AH Mortgage Advance Trust, (Cayman Islands),
16,088	Series SART-1, Class A1R, 2.230%, 05/10/43 (e)	16,128
49,850	Series SART-1, Class A2, 3.370%, 05/10/43 (e)	49,975
23,366	Series SART-2, Class A1, 3.270%, 09/15/43 (e)	23,632
7,000	Series SART-2, Class B1, 6.900%, 09/15/43 (e)	7,011
16,471	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	16,585
32,446	Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	32,770
	Ally Auto Receivables Trust,
1,229	Series 2010-1, Class A3, 1.450%, 05/15/14	1,232
7,740	Series 2010-3, Class A3, 1.110%, 10/15/14	7,764
5,804	Series 2010-3, Class A4, 1.550%, 08/17/15	5,884
3,761	Series 2010-4, Class A3, 0.910%, 11/17/14	3,771
3,819	Series 2011-1, Class A3, 1.380%, 01/15/15	3,841
9,057	Series 2012-1, Class A3, 0.930%, 02/16/16	9,132
2,222	Series 2012-1, Class A4, 1.210%, 07/15/16	2,262
12,813	Series 2012-2, Class A3, 0.740%, 04/15/16	12,885
20,000	Series 2012-3, Class A2, 0.700%, 01/15/15	20,038
9,709	Series 2012-3, Class A3, 0.850%, 08/15/16	9,771
20,742	Series 2012-4, Class A2, 0.480%, 05/15/15	20,764
	American Credit Acceptance Receivables Trust,
2,271	Series 2012-1, Class A1, 1.960%, 01/15/14 (e)	2,271
7,680	Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	7,690
23,658	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	23,723
2,164	Series 2012-2, Class B, 2.750%, 02/15/18 (e)	2,171
	AmeriCredit Automobile Receivables Trust,
1,156	Series 2008-AF, Class A4, 6.960%, 10/14/14	1,167
6,525	Series 2010-3, Class A3, 1.140%, 04/08/15	6,541
1,180	Series 2010-4, Class A2, 0.960%, 05/08/14	1,180
3,375	Series 2010-4, Class A3, 1.270%, 04/08/15	3,381
1,066	Series 2011-1, Class A2, 0.840%, 06/09/14	1,066
3,400	Series 2011-1, Class A3, 1.390%, 09/08/15	3,418
6,535	Series 2011-3, Class A2, 0.840%, 11/10/14	6,542
2,173	Series 2011-4, Class A2, 0.920%, 03/09/15	2,177
11,311	Series 2011-4, Class A3, 1.170%, 05/09/16	11,385
12,349	Series 2011-5, Class A3, 1.550%, 07/08/16	12,548

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

9,395	Series 2012-1, Class A2, 0.910%, 10/08/15	9,420
2,353	Series 2012-1, Class A3, 1.230%, 09/08/16	2,380
4,959	Series 2012-2, Class A2, 0.760%, 10/08/15	4,968
2,533	Series 2012-2, Class A3, 1.050%, 10/11/16	2,555
7,500	Series 2012-3, Class A2, 0.710%, 12/08/15	7,516
3,857	Series 2012-3, Class A3, 0.960%, 01/09/17	3,887
330	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	330
11,473	Asset-Backed Funding Certificates, Series 2005-AQ1, Class A4, SUB, 5.010%, 06/25/35	11,631
	Bank of America Auto Trust,
1,420	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	1,431
363	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	363
4,255	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,295
1,373	Series 2010-2, Class A3, 1.310%, 07/15/14	1,376
7,795	Series 2010-2, Class A4, 1.940%, 06/15/17	7,902
7,661	Series 2012-1, Class A3, 0.780%, 06/15/16	7,698
1,277	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.605%, 04/25/36	1,082
7,779	BMW Vehicle Lease Trust, Series 2012-1, Class A3, 0.750%, 02/20/15	7,810
7,600	Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	7,773
	CarMax Auto Owner Trust,
1,267	Series 2010-1, Class A3, 1.560%, 07/15/14	1,270
10,671	Series 2011-1, Class A3, 1.290%, 09/15/15	10,734
11,120	Series 2011-1, Class A4, 2.160%, 09/15/16	11,455
10,801	Series 2011-3, Class A3, 1.070%, 06/15/16	10,887
3,060	CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.090%, 01/15/15 (e)	3,061
	Chase Funding Mortgage Loan Asset-Backed Certificates,
3,262	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	3,437
4,250	Series 2003-6, Class 1A5, SUB, 5.350%, 11/25/34	3,867
10,767	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	10,110
	Chrysler Financial Auto Securitization Trust,
80	Series 2009-A, Class A3, 2.820%, 01/15/16	80
5,279	Series 2010-A, Class A3, 0.910%, 08/08/13	5,281

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
5,400	Series 2010-A, Class B, 1.650%, 11/08/13	5,412
950	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,305
585	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	585
2,334	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.848%, 08/25/33	2,287
	Citigroup Mortgage Loan Trust, Inc.,
1,410	Series 2003-HE3, Class A, VAR, 0.615%, 12/25/33	1,283
13,218	Series 2011-5, Class 1A1, VAR, 0.425%, 02/25/46 (e) (f) (i)	12,174
	CNH Equipment Trust,
80	Series 2010-A, Class A3, 1.540%, 07/15/14	80
9,280	Series 2010-C, Class A3, 1.170%, 05/15/15	9,313
5,740	Series 2011-A, Class A3, 1.200%, 05/16/16	5,773
4,801	Series 2011-A, Class A4, 2.040%, 10/17/16	4,946
10,872	Series 2012-A, Class A2, 0.650%, 07/15/15	10,887
8,277	Series 2012-A, Class A3, 0.940%, 05/15/17	8,344
	Countrywide Asset-Backed Certificates,
816	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	641
11	Series 2004-1, Class 3A, VAR, 0.795%, 04/25/34	9
1,290	Series 2004-1, Class M1, VAR, 0.986%, 03/25/34	1,127
610	Series 2004-1, Class M2, VAR, 1.060%, 03/25/34	548
1,065	Series 2004-6, Class M1, VAR, 0.835%, 10/25/34	821
	CPS Auto Trust,
3,399	Series 2011-B, Class A, 3.680%, 09/17/18 (e)	3,485
11,687	Series 2011-C, Class A, 4.210%, 03/15/19 (e)	12,246
6,910	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	6,926
26,936	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	27,024
	Credit Acceptance Auto Loan Trust,
9,207	Series 2011-1, Class A, 2.610%, 03/15/19 (e)	9,342
4,711	Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	4,739
407	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.546%, 11/25/35	382

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

914	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 4.350%, 01/25/36	476
	Discover Card Master Trust,
2,400	Series 2008-A4, Class A4, 5.650%, 12/15/15	2,499
5,078	Series 2012-A1, Class A1, 0.810%, 08/15/17	5,119
9,885	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15 (e)	9,888
901	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.335%, 12/25/36	858
13,500	First Investors Auto Owner Trust, Series 2012-2A, Class A2, 1.470%, 05/15/18 (e)	13,523
7,669	Flagship Credit Auto Trust, Series 2012-1, Class A, 1.860%, 01/15/15 (e)	7,672
5,006	Ford Credit Auto Lease Trust, Series 2011-A, Class A2, 0.740%, 09/15/13	5,010
	Ford Credit Auto Owner Trust,
4,079	Series 2009-B, Class A4, 4.500%, 07/15/14	4,143
182	Series 2009-D, Class A3, 2.170%, 10/15/13	182
1,761	Series 2011-B, Class A2, 0.680%, 01/15/14	1,762
14,025	Series 2012-A, Class A3, 0.840%, 08/15/16	14,108
8,800	Series 2012-B, Class A3, 0.720%, 12/15/16	8,839
18,491	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	18,863
	Freedom Trust,
5,491	Series 2011-1, Class A13, VAR, 0.402%, 11/30/37 (e) (f) (i)	5,340
10,467	Series 2011-2, Class A11, VAR, 4.003%, 08/01/46 (e)	10,478
9,764	Series 2012-1, Class A19, VAR, 4.440%, 09/25/41 (e) (f) (i)	9,935
938	GE Mortgage Services LLC, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	853
201	GSAA Trust, Series 2006-3, Class A1, VAR, 0.316%, 03/25/36	104
4,120	Harley-Davidson Motorcycle Trust, Series 2010-1, Class A3, 1.160%, 02/15/15	4,129
	Honda Auto Receivables Owner Trust,
1,569	Series 2009-2, Class A4, 4.430%, 07/15/15	1,572
3,333	Series 2009-3, Class A4, 3.300%, 09/15/15	3,349
5,200	Series 2011-1, Class A4, 1.800%, 04/17/17	5,304
5,399	Series 2012-1, Class A3, 0.770%, 01/15/16	5,428
3,377	Series 2012-1, Class A4, 0.970%, 04/16/18	3,416
5,781	Series 2012-2, Class A3, 0.700%, 02/16/16	5,819

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
	HSBC Home Equity Loan Trust,
2,571	Series 2005-2, Class A1, VAR, 0.507%, 01/20/35	2,433
2,095	Series 2005-2, Class M2, VAR, 0.727%, 01/20/35	1,883
4,516	Series 2006-1, Class A1, VAR, 0.397%, 01/20/36	4,284
1,971	Series 2006-2, Class A1, VAR, 0.387%, 03/20/36	1,875
3,898	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	3,922
842	Series 2007-1, Class AS, VAR, 0.437%, 03/20/36	787
10,418	Series 2007-3, Class APT, VAR, 1.437%, 11/20/36	9,986
	Huntington Auto Trust,
4,575	Series 2011-1A, Class A2, 0.760%, 04/15/14 (e)	4,579
8,000	Series 2011-1A, Class A3, 1.010%, 01/15/16 (e)	8,046
8,600	Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	8,738
6,432	Series 2012-1, Class A3, 0.810%, 09/15/16	6,464
	Hyundai Auto Receivables Trust,
3,079	Series 2010-B, Class A3, 0.970%, 04/15/15	3,090
6,300	Series 2010-B, Class A4, 1.630%, 03/15/17	6,437
5,675	Series 2011-A, Class A3, 1.160%, 04/15/15	5,704
4,680	Series 2011-A, Class A4, 1.780%, 12/15/15	4,780
3,880	Series 2011-B, Class A3, 1.040%, 09/15/15	3,903
5,798	Series 2011-B, Class A4, 1.650%, 02/15/17	5,929
8,655	Series 2012-A, Class A3, 0.720%, 03/15/16	8,687
9,512	Series 2012-B, Class A2, 0.540%, 01/15/15	9,527
5,084	Series 2012-B, Class A3, 0.620%, 09/15/16	5,098
1,311	Indymac Residential Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.435%, 03/25/36	746
	John Deere Owner Trust,
5,015	Series 2011-A, Class A3, 1.290%, 01/15/16	5,049
3,915	Series 2011-A, Class A4, 1.960%, 04/16/18	4,016
9,146	Series 2012-B, Class A2, 0.430%, 02/17/15	9,146
6,541	Series 2012-B, Class A4, 0.690%, 01/15/19	6,539
4,492	LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A, 2.550%, 09/15/16 (e) (f) (i)	4,492
11,179	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.585%, 07/25/34 (e)	11,009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Long Beach Mortgage Loan Trust,
5,600	Series 2004-1, Class M1, VAR, 0.986%, 02/25/34	4,594
1,500	Series 2004-3, Class M1, VAR, 1.091%, 07/25/34	1,189
1,245	Series 2006-8, Class 2A2, VAR, 0.326%, 09/25/36	455
1,540	Series 2006-WL2, Class 2A3, VAR, 0.435%, 01/25/36	1,262
8,666	Madison Avenue Manufactured Housing Contract, Series 2002-A, Class M2, VAR, 2.486%, 03/25/32	8,006
	Mercedes-Benz Auto Receivables Trust,
507	Series 2009-1, Class A3, 1.670%, 01/15/14	509
2,267	Series 2010-1, Class A3, 1.420%, 08/15/14	2,276
3,273	Series 2011-1, Class A3, 0.850%, 03/16/15	3,285
	Mid-State Trust,
12,153	Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	12,113
6,533	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	6,746
11,758	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	12,147
21,300	MMCA Automobile Trust, Series 2012-A, Class A4, 1.570%, 08/15/17 (e)	21,573
629	Morgan Stanley ABS Capital I, Series 2004-WMC3, Class M1, VAR, 0.986%, 01/25/35	625
10,293	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.591%, 12/07/20	10,329
4,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.191%, 11/25/33	4,117
4,548	Newcastle Investment Trust, Series 2011-MH1, Class A, 2.450%, 12/10/33 (e)	4,561
	Nissan Auto Receivables Owner Trust,
4,784	Series 2010-A, Class A3, 0.870%, 07/15/14	4,795
4,740	Series 2010-A, Class A4, 1.310%, 09/15/16	4,786
6,594	Series 2012-A, Class A3, 0.730%, 05/16/16	6,661
3,329	Series 2012-A, Class A4, 1.000%, 07/16/18	3,393
238	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.076%, 02/25/33	196
15,530	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.861%, 10/25/34	14,785
7,611	PennyMac Loan Trust, Series 2011-NPL1, Class A, VAR, 5.250%, 09/25/51 (e) (f) (i)	7,616

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
	RAMP Trust,
6,925	Series 2004-RS11, Class M1, VAR, 0.856%, 11/25/34	6,594
10,000	Series 2005-EFC5, Class A3, VAR, 0.575%, 10/25/35	8,906
26,339	Series 2006-RZ1, Class A3, VAR, 0.536%, 03/25/36	23,088
	RASC Trust,
66	Series 2002-KS4, Class AIIB, VAR, 0.736%, 07/25/32	42
90	Series 2003-KS5, Class AIIB, VAR, 0.816%, 07/25/33	68
107	Series 2003-KS9, Class A2B, VAR, 0.875%, 11/25/33	77
2,008	Series 2005-KS9, Class A3, VAR, 0.605%, 10/25/35	1,950
4,131	RBSSP Resecuritization Trust, Series 2010-4, Class 2A1, SUB, 5.749%, 11/26/35 (e)	4,209
	Real Estate Asset Trust,
3,893	Series 2011-2A, Class A1, 5.750%, 05/25/49 (e) (f) (i)	3,893
16,018	Series 2012-2A, Class A1, VAR, 4.460%, 08/25/42 (e) (f) (i)	16,018
3,500	Series 2012-2A, Class A2, VAR, 6.660%, 08/25/42 (e) (f) (i)	3,500
100	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	43
15,452	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (f) (i)	15,489
61,609	Resort Finance Timeshare Receivables Trust, Series 2012-1, Class A1, SUB, 6.250%, 07/05/18 (f) (i)	61,609
1,275	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	1,087
	Santander Drive Auto Receivables Trust,
3,943	Series 2010-3, Class A3, 1.200%, 06/16/14	3,945
1,166	Series 2010-A, Class A3, 1.830%, 11/17/14 (e)	1,175
4,595	Series 2010-A, Class A4, 2.390%, 06/15/17 (e)	4,717
2,523	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	2,537
3,637	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	3,644
11,409	Series 2012-1, Class A2, 1.250%, 04/15/15	11,460
2,753	Series 2012-1, Class A3, 1.490%, 10/15/15	2,786

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,857	Series 2012-2, Class A2, 0.910%, 05/15/15	7,882
3,667	Series 2012-2, Class A3, 1.220%, 12/15/15	3,697
7,000	Series 2012-3, Class A2, 0.830%, 04/15/15	7,020
3,965	Series 2012-3, Class A3, 1.080%, 04/15/16	3,990
6,300	Series 2012-5, Class A2, 0.570%, 12/15/15	6,307
4,080	Series 2012-5, Class A3, 0.830%, 12/15/16	4,101
4,092	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	4,091
6,103	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 06/15/16 (e)	6,112
8,353	Stanwich Mortgage Loan Trust, Series 2012-NPL3, Class A, 4.213%, 05/15/42 (e)	8,386
4,087	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.506%, 06/25/35	4,031
	Structured Asset Securities Corp.,
2,343	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	2,369
1,012	Series 2002-AL1, Class A2, 3.450%, 02/25/32	926
2,913	Series 2002-AL1, Class A3, 3.450%, 02/25/32	2,635
4,312	Series 2004-6XS, Class A5A, SUB, 5.530%, 03/25/34	4,335
3,450	Series 2004-6XS, Class A5B, SUB, 5.550%, 03/25/34	3,469
	Toyota Auto Receivables Owner Trust,
6,789	Series 2010-C, Class A3, 0.770%, 04/15/14	6,797
11,581	Series 2011-A, Class A3, 0.980%, 10/15/14	11,611
4,585	Series 2011-A, Class A4, 1.560%, 05/15/15	4,658
24,890	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.639%, 10/15/15 (e)	25,283
314	Union Pacific Railroad Co. 2003 Pass-Through Trust, 4.698%, 01/02/24	344
2,852	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.530%, 07/15/15	2,879
	Volkswagen Auto Lease Trust,
18,400	Series 2012-A, Class A2, 0.660%, 11/20/14	18,481
11,550	Series 2012-A, Class A3, 0.870%, 07/20/15	11,622
17,021	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A3, 0.850%, 08/22/16	17,131
	VOLT LLC,
53,059	Series 2012-1A, Class A1, SUB, 4.949%, 04/25/17 (e) (f) (i)	53,059

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
25,763		Series 2012-RP2A, Class A1, 4.704%, 06/26/17 (e) (f) (i)	25,830
2,250		Series 2012-RP2A, Class A2, 8.836%, 06/26/17 (e)	2,262
28,839		Westgate Resorts LLC, Series 2012-1, Class A, 4.500%, 09/20/25 (e)	28,861
3,998		Westlake Automobile Receivables Trust, Series 2011-1A, Class A3, 1.490%, 06/16/14 (e)	4,004
		World Omni Auto Receivables Trust,
7,045		Series 2010-A, Class A4, 2.210%, 05/15/15	7,133
7,216		Series 2012-A, Class A2, 0.520%, 06/15/15	7,227
4,739		Series 2012-A, Class A3, 0.640%, 02/15/17	4,761
		World Omni Automobile Lease Securitization Trust,
4,875		Series 2012-A, Class A2, 0.710%, 01/15/15	4,882
2,231		Series 2012-A, Class A3, 0.930%, 11/16/15	2,239

		Total Asset-Backed Securities (Cost $1,526,442)	1,538,417

Collateralized Mortgage Obligations — 29.9%
		Agency CMO — 20.5%
		Federal Home Loan Bank,
845		Series 2000-0606, Class Y, 5.270%, 12/28/12	855
7,349		Series 9M-2012, Class A, 4.720%, 09/20/12	7,363
8,199		Series TQ-2015, Class A, 5.065%, 10/20/15	8,826
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
455		Series 8, Class ZA, 7.000%, 03/25/23	516
277		Series 24, Class ZE, 6.250%, 11/25/23	312
2,030		Series 29, Class L, 7.500%, 04/25/24	2,345
		Federal Home Loan Mortgage Corp. REMICS,
58		Series 11, Class D, 9.500%, 07/15/19	61
21		Series 22, Class C, 9.500%, 04/15/20	23
33		Series 23, Class F, 9.600%, 04/15/20	37
1		Series 41, Class I, HB, 84.000%, 05/15/20	1
12		Series 46, Class B, 7.800%, 09/15/20	13
6		Series 47, Class F, 10.000%, 06/15/20	7
—	(h)	Series 85, Class C, 8.600%, 01/15/21	—	(h)
22		Series 99, Class Z, 9.500%, 01/15/21	24
64		Series 114, Class H, 6.950%, 01/15/21	71
—	(h)	Series 204, Class E, HB, IF, 1,838.732%, 05/15/23	15
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	1
13		Series 1065, Class J, 9.000%, 04/15/21	16

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
6		Series 1079, Class S, HB, IF, 33.150%, 05/15/21	12
14		Series 1084, Class F, VAR, 1.200%, 05/15/21	14
10		Series 1084, Class S, HB, IF, 44.100%, 05/15/21	20
19		Series 1116, Class I, 5.500%, 08/15/21	21
63		Series 1144, Class KB, 8.500%, 09/15/21	72
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	2
1		Series 1196, Class B, HB, IF, 1,169.001%, 01/15/22	24
42		Series 1206, Class IA, 7.000%, 03/15/22	47
59		Series 1250, Class J, 7.000%, 05/15/22	70
131		Series 1343, Class LA, 8.000%, 08/15/22	157
52		Series 1343, Class LB, 7.500%, 08/15/22	63
95		Series 1370, Class JA, VAR, 1.400%, 09/15/22	95
92		Series 1455, Class WB, IF, 4.550%, 12/15/22	98
840		Series 1466, Class PZ, 7.500%, 02/15/23	970
12		Series 1470, Class F, VAR, 2.116%, 02/15/23	13
147		Series 1491, Class I, 7.500%, 04/15/23	170
478		Series 1498, Class I, VAR, 1.400%, 04/15/23	478
640		Series 1502, Class PX, 7.000%, 04/15/23	736
84		Series 1505, Class Q, 7.000%, 05/15/23	97
341		Series 1518, Class G, IF, 8.799%, 05/15/23	406
64		Series 1541, Class M, HB, IF, 23.091%, 07/15/23	107
307		Series 1541, Class O, VAR, 0.840%, 07/15/23	313
18		Series 1570, Class F, VAR, 2.616%, 08/15/23	19
624		Series 1573, Class PZ, 7.000%, 09/15/23	717
380		Series 1591, Class PV, 6.250%, 10/15/23	395
9		Series 1595, Class D, 7.000%, 10/15/13	9
34		Series 1596, Class D, 6.500%, 10/15/13	35
51		Series 1602, Class SA, HB, IF, 21.937%, 10/15/23	84
8		Series 1607, Class SA, HB, IF, 20.690%, 10/15/13	9
2,181		Series 1608, Class L, 6.500%, 09/15/23	2,462
633		Series 1609, Class LG, IF, 16.792%, 11/15/23	744
793		Series 1642, Class PJ, 6.000%, 11/15/23	910
338		Series 1658, Class GZ, 7.000%, 01/15/24	393
16		Series 1671, Class L, 7.000%, 02/15/24	19

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
21	Series 1671, Class QC, IF, 10.000%, 02/15/24	33
24	Series 1686, Class SH, IF, 18.675%, 02/15/24	39
273	Series 1695, Class EB, 7.000%, 03/15/24	315
54	Series 1699, Class FC, VAR, 0.850%, 03/15/24	54
349	Series 1700, Class GA, PO, 02/15/24	342
1,494	Series 1706, Class K, 7.000%, 03/15/24	1,727
25	Series 1709, Class FA, VAR, 0.670%, 03/15/24	26
994	Series 1720, Class PL, 7.500%, 04/15/24	1,160
1,024	Series 1737, Class L, 6.000%, 06/15/24	1,106
154	Series 1745, Class D, 7.500%, 08/15/24	180
770	Series 1798, Class F, 5.000%, 05/15/23	837
18	Series 1807, Class G, 9.000%, 10/15/20	20
176	Series 1829, Class ZB, 6.500%, 03/15/26	199
8	Series 1844, Class E, 6.500%, 10/15/13	8
1,099	Series 1863, Class Z, 6.500%, 07/15/26	1,242
58	Series 1865, Class D, PO, 02/15/24	43
117	Series 1890, Class H, 7.500%, 09/15/26	138
315	Series 1899, Class ZE, 8.000%, 09/15/26	370
746	Series 1927, Class PH, 7.500%, 01/15/27	877
698	Series 1927, Class ZA, 6.500%, 01/15/27	703
19	Series 1935, Class FL, VAR, 0.950%, 02/15/27	19
260	Series 1963, Class Z, 7.500%, 01/15/27	306
38	Series 1970, Class PG, 7.250%, 07/15/27	44
703	Series 1981, Class Z, 6.000%, 05/15/27	772
448	Series 1983, Class Z, 6.500%, 12/15/23	507
283	Series 1987, Class PE, 7.500%, 09/15/27	334
435	Series 2019, Class Z, 6.500%, 12/15/27	492
16	Series 2025, Class PE, 6.300%, 01/15/13	17
1,516	Series 2033, Class J, 5.600%, 06/15/23	1,666
180	Series 2033, Class SN, HB, IF, 26.419%, 03/15/24	159
477	Series 2038, Class PN, IO, 7.000%, 03/15/28	116
1,354	Series 2040, Class PE, 7.500%, 03/15/28	1,594
548	Series 2054, Class PV, 7.500%, 05/15/28	646
35	Series 2055, Class OE, 6.500%, 05/15/13	35
167	Series 2056, Class TD, 6.500%, 05/15/18	182
813	Series 2063, Class PG, 6.500%, 06/15/28	933
123	Series 2064, Class TE, 7.000%, 06/15/28	144
455	Series 2070, Class C, 6.000%, 07/15/28	495
1,635	Series 2075, Class PH, 6.500%, 08/15/28	1,876
1,750	Series 2075, Class PM, 6.250%, 08/15/28	1,808

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
357	Series 2086, Class GB, 6.000%, 09/15/28	362
597	Series 2089, Class PJ, IO, 7.000%, 10/15/28	150
1,613	Series 2095, Class PE, 6.000%, 11/15/28	1,812
179	Series 2102, Class TC, 6.000%, 12/15/13	184
100	Series 2102, Class TU, 6.000%, 12/15/13	103
2,504	Series 2106, Class ZD, 6.000%, 12/15/28	2,677
4,210	Series 2110, Class PG, 6.000%, 01/15/29	4,523
415	Series 2115, Class PE, 6.000%, 01/15/14	426
877	Series 2125, Class JZ, 6.000%, 02/15/29	916
2,710	Series 2126, Class CB, 6.250%, 02/15/29	2,810
117	Series 2132, Class SB, HB, IF, 29.485%, 03/15/29	226
75	Series 2134, Class PI, IO, 6.500%, 03/15/19	9
12	Series 2135, Class UK, IO, 6.500%, 03/15/14	—	(h)
62	Series 2141, Class IO, IO, 7.000%, 04/15/29	15
216	Series 2163, Class PC, IO, 7.500%, 06/15/29	50
3,367	Series 2169, Class TB, 7.000%, 06/15/29	3,946
1,218	Series 2172, Class QC, 7.000%, 07/15/29	1,429
720	Series 2176, Class OJ, 7.000%, 08/15/29	832
4	Series 2196, Class TL, 7.500%, 11/15/29	4
633	Series 2201, Class C, 8.000%, 11/15/29	755
1,598	Series 2208, Class PG, 7.000%, 01/15/30	1,876
344	Series 2209, Class TC, 8.000%, 01/15/30	407
1,125	Series 2210, Class Z, 8.000%, 01/15/30	1,348
316	Series 2224, Class CB, 8.000%, 03/15/30	380
352	Series 2230, Class Z, 8.000%, 04/15/30	418
292	Series 2234, Class PZ, 7.500%, 05/15/30	345
245	Series 2247, Class Z, 7.500%, 08/15/30	290
629	Series 2256, Class MC, 7.250%, 09/15/30	741
1,125	Series 2259, Class ZM, 7.000%, 10/15/30	1,324
15	Series 2261, Class ZY, 7.500%, 10/15/30	18
84	Series 2262, Class Z, 7.500%, 10/15/30	99
1,077	Series 2271, Class PC, 7.250%, 12/15/30	1,267
1,572	Series 2283, Class K, 6.500%, 12/15/23	1,763
520	Series 2296, Class PD, 7.000%, 03/15/31	612
807	Series 2301, Class PA, 6.000%, 10/15/13	819
204	Series 2306, Class K, PO, 05/15/24	173
488	Series 2306, Class SE, IF, IO, 9.080%, 05/15/24	90
362	Series 2313, Class LA, 6.500%, 05/15/31	416
727	Series 2325, Class PM, 7.000%, 06/15/31	795
1,358	Series 2332, Class ZH, 7.000%, 07/15/31	1,442
270	Series 2333, Class HC, 6.000%, 07/15/31	272
1,212	Series 2344, Class QG, 6.000%, 08/15/16	1,290
7,707	Series 2344, Class ZD, 6.500%, 08/15/31	8,482

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
893	Series 2344, Class ZJ, 6.500%, 08/15/31	983
662	Series 2345, Class NE, 6.500%, 08/15/31	687
626	Series 2345, Class PQ, 6.500%, 08/15/16	645
268	Series 2347, Class VP, 6.500%, 03/15/20	268
901	Series 2351, Class PZ, 6.500%, 08/15/31	1,015
1,627	Series 2353, Class TD, 6.000%, 09/15/16	1,737
530	Series 2355, Class BP, 6.000%, 09/15/16	564
173	Series 2359, Class PM, 6.000%, 09/15/16	178
1,597	Series 2359, Class ZB, 8.500%, 06/15/31	1,870
860	Series 2360, Class PG, 6.000%, 09/15/16	919
151	Series 2363, Class PF, 6.000%, 09/15/16	161
448	Series 2366, Class MD, 6.000%, 10/15/16	478
656	Series 2367, Class ME, 6.500%, 10/15/31	712
744	Series 2388, Class FB, VAR, 0.839%, 01/15/29	751
1,315	Series 2391, Class QR, 5.500%, 12/15/16	1,397
378	Series 2394, Class MC, 6.000%, 12/15/16	404
808	Series 2399, Class OH, 6.500%, 01/15/32	892
1,389	Series 2399, Class TH, 6.500%, 01/15/32	1,532
1,444	Series 2410, Class NG, 6.500%, 02/15/32	1,603
849	Series 2410, Class OE, 6.375%, 02/15/32	932
1,739	Series 2410, Class QS, IF, 18.877%, 02/15/32	2,463
547	Series 2410, Class QX, IF, IO, 8.411%, 02/15/32	115
1,712	Series 2412, Class SP, IF, 15.621%, 02/15/32	2,346
3,724	Series 2418, Class FO, VAR, 1.139%, 02/15/32	3,789
1,620	Series 2420, Class XK, 6.500%, 02/15/32	1,781
988	Series 2423, Class MC, 7.000%, 03/15/32	1,166
1,307	Series 2423, Class MT, 7.000%, 03/15/32	1,464
1,487	Series 2423, Class TB, 6.500%, 03/15/32	1,633
365	Series 2425, Class OB, 6.000%, 03/15/17	392
2,007	Series 2430, Class WF, 6.500%, 03/15/32	2,319
2,565	Series 2434, Class TC, 7.000%, 04/15/32	2,941
5,193	Series 2434, Class ZA, 6.500%, 04/15/32	5,962
1,797	Series 2435, Class CJ, 6.500%, 04/15/32	2,076
943	Series 2436, Class MC, 7.000%, 04/15/32	1,102
513	Series 2441, Class GF, 6.500%, 04/15/32	593
1,186	Series 2444, Class ES, IF, IO, 7.711%, 03/15/32	267
1,021	Series 2450, Class GZ, 7.000%, 05/15/32	1,202
774	Series 2450, Class SW, IF, IO, 7.760%, 03/15/32	175
1,899	Series 2455, Class GK, 6.500%, 05/15/32	2,197

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
252	Series 2458, Class QE, 5.500%, 06/15/17	268
1,486	Series 2458, Class ZM, 6.500%, 06/15/32	1,708
1,275	Series 2463, Class CE, 6.000%, 06/15/17	1,362
1,239	Series 2466, Class DH, 6.500%, 06/15/32	1,378
1,085	Series 2466, Class PG, 6.500%, 04/15/32	1,122
1,400	Series 2466, Class PH, 6.500%, 06/15/32	1,596
1,584	Series 2474, Class NR, 6.500%, 07/15/32	1,785
3,824	Series 2475, Class S, IF, IO, 7.760%, 02/15/32	756
2,406	Series 2484, Class LZ, 6.500%, 07/15/32	2,778
169	Series 2488, Class WS, IF, 16.193%, 08/15/17	208
3,796	Series 2500, Class MC, 6.000%, 09/15/32	4,147
465	Series 2508, Class AQ, 5.500%, 10/15/17	501
3,830	Series 2512, Class PG, 5.500%, 10/15/22	4,248
528	Series 2515, Class DE, 4.000%, 03/15/32	536
780	Series 2515, Class MG, 4.000%, 09/15/17	798
234	Series 2518, Class PX, 5.500%, 09/15/13	234
1,174	Series 2535, Class BK, 5.500%, 12/15/22	1,306
2,200	Series 2537, Class TE, 5.500%, 12/15/17	2,369
1,124	Series 2543, Class LX, 5.000%, 12/15/17	1,204
5,178	Series 2543, Class YX, 6.000%, 12/15/32	5,826
2,493	Series 2544, Class HC, 6.000%, 12/15/32	2,806
2,019	Series 2549, Class ZG, 5.000%, 01/15/18	2,109
3,118	Series 2552, Class ME, 6.000%, 01/15/33	3,509
1,904	Series 2567, Class QD, 6.000%, 02/15/33	2,147
13,162	Series 2568, Class KG, 5.500%, 02/15/23	14,476
1,685	Series 2571, Class FY, VAR, 0.990%, 12/15/32	1,714
265	Series 2571, Class SK, HB, IF, 33.467%, 09/15/23	521
994	Series 2571, Class SY, IF, 18.025%, 12/15/32	1,684
1,453	Series 2574, Class HP, 5.000%, 02/15/18	1,560
8,791	Series 2575, Class ME, 6.000%, 02/15/33	10,053
1,416	Series 2586, Class HD, 5.500%, 03/15/23	1,690
1,143	Series 2586, Class WI, IO, 6.500%, 03/15/33	228
1,420	Series 2595, Class HC, 5.500%, 04/15/23	1,757
2,033	Series 2596, Class QG, 6.000%, 03/15/33	2,266
239	Series 2597, Class AD, 6.500%, 03/15/32	240
155	Series 2597, Class DS, IF, IO, 7.310%, 02/15/33	5
178	Series 2599, Class DS, IF, IO, 6.761%, 02/15/33	4
210	Series 2610, Class DS, IF, IO, 6.860%, 03/15/33	6

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
984	Series 2611, Class UH, 4.500%, 05/15/18	1,035
2,474	Series 2617, Class GR, 4.500%, 05/15/18	2,626
55	Series 2619, Class HR, 3.500%, 11/15/31	56
2,563	Series 2626, Class NS, IF, IO, 6.311%, 06/15/23	184
1,188	Series 2629, Class BY, IO, 4.500%, 03/15/18	71
5,114	Series 2631, Class LC, 4.500%, 06/15/18	5,447
4,613	Series 2631, Class SA, IF, 14.411%, 06/15/33	5,834
8,171	Series 2636, Class Z, 4.500%, 06/15/18	8,682
1,131	Series 2637, Class SA, IF, IO, 5.861%, 06/15/18	114
515	Series 2638, Class DS, IF, 8.360%, 07/15/23	565
631	Series 2640, Class UG, IO, 5.000%, 01/15/32	24
2,327	Series 2640, Class UP, IO, 5.000%, 01/15/32	74
4	Series 2640, Class UR, IO, 4.500%, 08/15/17	—	(h)
485	Series 2640, Class VE, 3.250%, 07/15/22	490
355	Series 2642, Class SL, IF, 6.677%, 07/15/33	373
532	Series 2650, Class PO, PO, 12/15/32	510
2,491	Series 2650, Class SO, PO, 12/15/32	2,386
7,802	Series 2651, Class VZ, 4.500%, 07/15/18	8,300
8,024	Series 2653, Class PZ, 5.000%, 07/15/33	9,721
2,817	Series 2655, Class EO, PO, 02/15/33	2,723
1,456	Series 2671, Class S, IF, 14.319%, 09/15/33	1,840
3,358	Series 2672, Class ME, 5.000%, 11/15/22	3,545
8,342	Series 2675, Class CK, 4.000%, 09/15/18	8,819
8,000	Series 2677, Class LE, 4.500%, 09/15/18	8,666
662	Series 2682, Class YS, IF, 8.631%, 10/15/33	668
12,702	Series 2684, Class PO, PO, 01/15/33	12,315
4,879	Series 2690, Class SJ, IF, 8.791%, 10/15/33	5,003
1,470	Series 2692, Class SC, IF, 12.808%, 07/15/33	1,725
121	Series 2695, Class DE, 4.000%, 01/15/17	122
486	Series 2695, Class OB, PO, 10/15/33	482
244	Series 2696, Class CO, PO, 10/15/18	243
1,408	Series 2700, Class S, IF, 8.641%, 11/15/33	1,432
1,297	Series 2702, Class PC, 5.000%, 01/15/23	1,372
193	Series 2705, Class SC, IF, 8.641%, 11/15/33	194
309	Series 2705, Class SD, IF, 8.692%, 11/15/33	311
7,400	Series 2707, Class QE, 4.500%, 11/15/18	8,035
5,000	Series 2709, Class PG, 5.000%, 11/15/23	5,780
2,000	Series 2710, Class HB, 5.500%, 11/15/23	2,289
2,100	Series 2715, Class OG, 5.000%, 01/15/23	2,194
3,122	Series 2716, Class UN, 4.500%, 12/15/23	3,415
1,406	Series 2720, Class PC, 5.000%, 12/15/23	1,542

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,000	Series 2722, Class PF, VAR, 0.839%, 12/15/33	5,046
1,154	Series 2725, Class OP, PO, 10/15/33	1,145
2,411	Series 2727, Class BS, IF, 8.716%, 01/15/34	2,436
10,505	Series 2733, Class SB, IF, 7.794%, 10/15/33	12,325
574	Series 2743, Class HD, 4.500%, 08/15/17	580
5,000	Series 2743, Class HE, 4.500%, 02/15/19	5,406
1,892	Series 2744, Class PE, 5.500%, 02/15/34	2,036
3,537	Series 2744, Class TU, 5.500%, 05/15/32	3,756
1,950	Series 2748, Class KO, PO, 10/15/23	1,874
422	Series 2755, Class PA, PO, 02/15/29	421
1,064	Series 2755, Class SA, IF, 13.721%, 05/15/30	1,147
3,075	Series 2758, Class AO, PO, 03/15/19	2,967
2,370	Series 2770, Class TW, 4.500%, 03/15/19	2,607
3,186	Series 2777, Class KO, PO, 02/15/33	3,127
173	Series 2780, Class JG, 4.500%, 04/15/19	179
737	Series 2780, Class SY, IF, 15.973%, 11/15/33	959
5,672	Series 2802, Class OH, 6.000%, 05/15/34	6,632
18	Series 2809, Class UB, 4.000%, 09/15/17	18
2,000	Series 2809, Class UC, 4.000%, 06/15/19	2,117
317	Series 2812, Class AB, 4.500%, 10/15/18	323
951	Series 2812, Class NO, PO, 10/15/33	940
3,279	Series 2827, Class QE, 5.500%, 03/15/33	3,393
1,927	Series 2835, Class BO, PO, 12/15/28	1,891
391	Series 2835, Class QO, PO, 12/15/32	358
277	Series 2840, Class JO, PO, 06/15/23	271
189	Series 2863, Class JA, 4.500%, 09/15/19	193
1,196	Series 2864, Class GB, 4.000%, 09/15/19	1,269
2,932	Series 2903, Class Z, 5.000%, 12/15/24	3,293
4,167	Series 2921, Class MD, 5.000%, 06/15/33	4,314
6,118	Series 2922, Class JN, 4.500%, 02/15/20	6,376
1,675	Series 2929, Class MS, HB, IF, 27.106%, 02/15/35	2,764
9,723	Series 2934, Class EC, PO, 02/15/20	9,328
314	Series 2934, Class EN, PO, 02/15/18	310
2,896	Series 2934, Class HI, IO, 5.000%, 02/15/20	287
2,055	Series 2934, Class KI, IO, 5.000%, 02/15/20	210
1,081	Series 2945, Class SA, IF, 11.863%, 03/15/20	1,280
2,319	Series 2965, Class GD, 4.500%, 04/15/20	2,537
966	Series 2967, Class S, HB, IF, 32.508%, 04/15/25	1,542
10,244	Series 2968, Class EH, 6.000%, 04/15/35	12,751
5,000	Series 2968, Class MD, 5.500%, 12/15/33	5,343

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,961	Series 2981, Class FA, VAR, 0.640%, 05/15/35	2,963
2,760	Series 2988, Class AF, VAR, 0.540%, 06/15/35	2,760
633	Series 2988, Class GS, IF, 16.026%, 06/15/35	661
16	Series 2988, Class SD, IF, 15.901%, 03/15/35	17
381	Series 2989, Class PO, PO, 06/15/23	373
1,729	Series 2990, Class GO, PO, 02/15/35	1,649
4,380	Series 2990, Class LK, VAR, 0.609%, 10/15/34	4,400
3,415	Series 2990, Class SL, HB, IF, 23.615%, 06/15/34	5,173
1,049	Series 2990, Class WP, IF, 16.410%, 06/15/35	1,329
2,635	Series 2991, Class EG, 5.500%, 11/15/34	2,714
5,000	Series 2992, Class LB, 5.000%, 06/15/20	5,649
7,313	Series 2995, Class FK, VAR, 0.489%, 05/15/34	7,313
2,994	Series 2999, Class NC, 4.500%, 12/15/18	3,035
4,500	Series 2999, Class ND, 4.500%, 07/15/20	4,899
290	Series 3007, Class AI, IO, 5.500%, 07/15/24	16
7,292	Series 3013, Class AF, VAR, 0.489%, 05/15/35	7,297
235	Series 3014, Class OD, PO, 08/15/35	222
545	Series 3022, Class SX, IF, 16.276%, 08/15/25	766
1,544	Series 3029, Class SO, PO, 09/15/35	1,471
42	Series 3034, Class FB, VAR, 0.000% 09/15/35	42
3,733	Series 3042, Class PF, VAR, 0.489%, 08/15/35	3,736
1,143	Series 3047, Class OB, 5.500%, 12/15/33	1,192
15,746	Series 3049, Class XF, VAR, 0.590%, 05/15/33	15,774
1,082	Series 3051, Class DP, HB, IF, 26.974%, 10/15/25	1,715
356	Series 3064, Class OB, 5.500%, 07/15/29	357
1,396	Series 3064, Class SG, IF, 19.202%, 11/15/35	1,971
5,356	Series 3065, Class DF, VAR, 0.619%, 04/15/35	5,368
600	Series 3068, Class AO, PO, 01/15/35	587
3,217	Series 3077, Class TO, PO, 04/15/35	3,108
4,672	Series 3085, Class WF, VAR, 1.039%, 08/15/35	4,718

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
199	Series 3100, Class MA, VAR, 1.708%, 12/15/35	195
8,156	Series 3101, Class UZ, 6.000%, 01/15/36	9,300
5,651	Series 3102, Class FB, VAR, 0.540%, 01/15/36	5,665
617	Series 3102, Class HS, HB, IF, 23.688%, 01/15/36	974
6,661	Series 3117, Class AO, PO, 02/15/36	6,447
1,394	Series 3117, Class EO, PO, 02/15/36	1,307
2,142	Series 3117, Class OG, PO, 02/15/36	2,071
1,289	Series 3117, Class OK, PO, 02/15/36	1,219
4,093	Series 3122, Class OH, PO, 03/15/36	3,957
3,819	Series 3122, Class OP, PO, 03/15/36	3,695
135	Series 3122, Class ZB, 6.000%, 03/15/36	141
520	Series 3134, Class PO, PO, 03/15/36	491
3,872	Series 3137, Class XP, 6.000%, 04/15/36	4,377
2,695	Series 3138, Class PO, PO, 04/15/36	2,598
3,847	Series 3147, Class PF, VAR, 0.540%, 04/15/36	3,857
7,694	Series 3147, Class PO, PO, 04/15/36	7,437
392	Series 3149, Class SO, PO, 05/15/36	374
1,602	Series 3151, Class PO, PO, 05/15/36	1,514
3,259	Series 3153, Class EO, PO, 05/15/36	3,144
1,788	Series 3164, Class MG, 6.000%, 06/15/36	2,014
5,770	Series 3171, Class MO, PO, 06/15/36	5,503
1,013	Series 3174, Class PX, 5.000%, 06/15/17	1,088
2,204	Series 3179, Class OA, PO, 07/15/36	2,117
4,079	Series 3181, Class AZ, 6.500%, 07/15/36	4,901
4,885	Series 3184, Class OA, PO, 02/15/33	4,813
7,300	Series 3189, Class PC, 6.000%, 08/15/35	7,778
1,913	Series 3194, Class SA, IF, IO, 6.860%, 07/15/36	275
5,319	Series 3195, Class PD, 6.500%, 07/15/36	5,980
13,250	Series 3200, Class AY, 5.500%, 08/15/36	14,743
2,324	Series 3200, Class PO, PO, 08/15/36	2,245
25,088	Series 3202, Class HI, IF, IO, 6.410%, 08/15/36	3,989
1,186	Series 3213, Class OA, PO, 09/15/36	1,138
895	Series 3218, Class AO, PO, 09/15/36	846
7,000	Series 3218, Class BE, 6.000%, 09/15/35	7,698
6,908	Series 3219, Class DI, IO, 6.000%, 04/15/36	962
2,610	Series 3225, Class EO, PO, 10/15/36	2,465
3,283	Series 3232, Class ST, IF, IO, 6.460%, 10/15/36	515
950	Series 3233, Class OP, PO, 05/15/36	910
222	Series 3253, Class A, 5.000%, 08/15/20	226

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
12,647	Series 3253, Class PO, PO, 12/15/21	12,241
1,015	Series 3256, Class PO, PO, 12/15/36	960
1,872	Series 3260, Class CS, IF, IO, 5.901%, 01/15/37	261
956	Series 3261, Class OA, PO, 01/15/37	896
9,000	Series 3266, Class D, 5.000%, 01/15/22	9,868
8,200	Series 3274, Class B, 6.000%, 02/15/37	9,111
1,175	Series 3274, Class JO, PO, 02/15/37	1,112
3,874	Series 3275, Class FL, VAR, 0.679%, 02/15/37	3,881
5,500	Series 3284, Class CB, 5.000%, 03/15/22	6,350
1,917	Series 3286, Class PO, PO, 03/15/37	1,825
3,854	Series 3290, Class SB, IF, IO, 6.211%, 03/15/37	599
3,000	Series 3302, Class UT, 6.000%, 04/15/37	3,442
2,848	Series 3305, Class MG, IF, 2.460%, 07/15/34	2,847
6,846	Series 3315, Class HZ, 6.000%, 05/15/37	8,039
2,695	Series 3316, Class PO, PO, 05/15/37	2,545
221	Series 3318, Class AO, PO, 05/15/37	213
1,210	Series 3326, Class JO, PO, 06/15/37	1,151
5,000	Series 3329, Class JD, 6.000%, 06/15/36	5,627
770	Series 3329, Class WK, 6.000%, 12/15/31	775
1,635	Series 3331, Class PO, PO, 06/15/37	1,563
6,232	Series 3344, Class FT, VAR, 0.590%, 07/15/34	6,242
3,026	Series 3344, Class SL, IF, IO, 6.361%, 07/15/37	473
1,382	Series 3365, Class PO, PO, 09/15/37	1,308
2,783	Series 3369, Class VA, 6.000%, 07/15/18	2,882
1,103	Series 3371, Class FA, VAR, 0.839%, 09/15/37	1,110
1,565	Series 3373, Class TO, PO, 04/15/37	1,510
12,213	Series 3383, Class SA, IF, IO, 6.211%, 11/15/37	1,662
16,852	Series 3387, Class SA, IF, IO, 6.181%, 11/15/37	2,379
1,570	Series 3389, Class DQ, 5.750%, 10/15/35	1,665
4,364	Series 3393, Class JO, PO, 09/15/32	4,029
3,959	Series 3398, Class PO, PO, 01/15/36	3,871
4,000	Series 3402, Class NC, 5.000%, 12/15/22	4,474
17,626	Series 3404, Class SC, IF, IO, 5.761%, 01/15/38	2,481
907	Series 3422, Class SE, IF, 16.851%, 02/15/38	1,292
5,500	Series 3423, Class PB, 5.500%, 03/15/38	6,397
8,118	Series 3424, Class PI, IF, IO, 6.560%, 04/15/38	1,223

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
9,368	Series 3430, Class AI, IO, 1.417%, 09/15/12	—	(h)
433	Series 3443, Class SY, IF, 9.000%, 03/15/37	496
14,098	Series 3453, Class B, 5.500%, 05/15/38	15,535
5,659	Series 3455, Class SE, IF, IO, 5.960%, 06/15/38	760
2,280	Series 3461, Class LZ, 6.000%, 06/15/38	2,545
7,699	Series 3461, Class Z, 6.000%, 06/15/38	9,286
10,811	Series 3481, Class SJ, IF, IO, 5.610%, 08/15/38	1,451
7,500	Series 3493, Class LA, 4.000%, 10/15/23	8,288
6,500	Series 3501, Class CB, 5.500%, 01/15/39	7,183
8,232	Series 3505, Class SA, IF, IO, 5.761%, 01/15/39	1,055
2,432	Series 3510, Class OD, PO, 02/15/37	2,354
7,971	Series 3511, Class SA, IF, IO, 5.761%, 02/15/39	1,026
1,591	Series 3515, Class PI, IO, 5.500%, 07/15/37	134
2,090	Series 3523, Class SD, IF, 19.004%, 06/15/36	2,852
11,116	Series 3531, Class SA, IF, IO, 6.060%, 05/15/39	1,406
7,807	Series 3531, Class SM, IF, IO, 5.860%, 05/15/39	1,027
2,975	Series 3546, Class A, VAR, 4.065%, 02/15/39	3,172
8,429	Series 3549, Class FA, VAR, 1.439%, 07/15/39	8,478
4,063	Series 3564, Class JA, 4.000%, 01/15/18	4,281
5,750	Series 3607, Class AO, PO, 04/15/36	5,541
10,538	Series 3607, Class BO, PO, 04/15/36	10,155
3,747	Series 3607, Class EO, PO, 02/15/33	3,623
6,268	Series 3607, Class OP, PO, 07/15/37	5,787
10,505	Series 3607, Class PO, PO, 05/15/37	9,913
4,470	Series 3607, Class TO, PO, 10/15/39	4,239
13,465	Series 3608, Class SC, IF, IO, 6.010%, 12/15/39	1,987
8,182	Series 3611, Class PO, PO, 07/15/34	7,655
2,000	Series 3614, Class QB, 4.000%, 12/15/24	2,231
6,141	Series 3621, Class BO, PO, 01/15/40	5,934
4,600	Series 3632, Class BS, IF, 16.702%, 02/15/40	7,822
2,969	Series 3645, Class KZ, 5.500%, 08/15/36	3,390
6,800	Series 3654, Class DC, 5.000%, 04/15/30	7,960
4,039	Series 3654, Class VB, 5.500%, 10/15/27	4,547
3,672	Series 3659, Class VE, 5.000%, 03/15/26	4,078
11,275	Series 3666, Class VA, 5.500%, 12/15/22	12,222
22,453	Series 3680, Class MA, 4.500%, 07/15/39	24,622

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
7,000	Series 3684, Class CY, 4.500%, 06/15/25	8,046
16,573	Series 3687, Class MA, 4.500%, 02/15/37	18,210
6,942	Series 3688, Class CU, VAR, 6.787%, 11/15/21	7,513
27,867	Series 3688, Class GT, VAR, 7.160%, 11/15/46	31,420
74,299	Series 3704, Class CT, 7.000%, 12/15/36	87,389
32,479	Series 3704, Class DT, 7.500%, 11/15/36	38,261
30,775	Series 3704, Class ET, 7.500%, 12/15/36	35,919
15,915	Series 3710, Class FL, VAR, 0.739%, 05/15/36	16,066
6,670	Series 3720, Class A, 4.500%, 09/15/25	7,216
21,011	Series 3740, Class SB, IF, IO, 5.761%, 10/15/40	4,271
20,930	Series 3740, Class SC, IF, IO, 5.761%, 10/15/40	4,410
46,634	Series 3747, Class HI, IO, 4.500%, 07/15/37	5,295
26,881	Series 3756, Class IP, IO, 4.000%, 08/15/35	1,406
36,575	Series 3759, Class HI, IO, 4.000%, 08/15/37	3,685
30,310	Series 3760, Class GI, IO, 4.000%, 10/15/37	3,111
21,700	Series 3760, Class NI, IO, 4.000%, 10/15/37	1,852
16,852	Series 3779, Class IH, IO, 4.000%, 11/15/34	1,644
13,791	Series 3795, Class EI, IO, 5.000%, 10/15/39	2,024
5,139	Series 3798, Class BF, VAR, 0.540%, 06/15/24	5,139
10,400	Series 3800, Class AI, IO, 4.000%, 11/15/29	870
54,263	Series 3802, Class LS, IF, IO, 4.135%, 01/15/40	2,240
29,346	Series 3804, Class FN, VAR, 0.689%, 03/15/39	29,445
32,655	Series 3819, Class ZQ, 6.000%, 04/15/36	38,236
9,415	Series 3852, Class QN, IF, 5.500%, 05/15/41	10,293
23,329	Series 3852, Class TP, IF, 5.500%, 05/15/41	25,898
8,751	Series 3860, Class PZ, 5.000%, 05/15/41	10,253
7,656	Series 3895, Class WA, VAR, 5.693%, 10/15/38	8,504
9,200	Series 3920, Class LP, 5.000%, 01/15/34	10,431
28,334	Series 3925, Class FL, VAR, 0.689%, 01/15/41	28,408
24,472	Series 3957, Class B, 4.000%, 11/15/41	26,230
6,696	Series 3966, Class BF, VAR, 0.739%, 10/15/40	6,717
10,392	Series 3966, Class NA, 4.000%, 12/15/41	11,194
21,164	Series 3997, Class PF, VAR, 0.689%, 11/15/39	21,190
19,604	Series 3998, Class GF, VAR, 0.689%, 05/15/36	19,646

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
14,032	Series 4001, Class NF, VAR, 0.739%, 01/15/39	14,061
19,552	Series 4012, Class FN, VAR, 0.739%, 03/15/42	19,637
9,775	Series 4012, Class NF, VAR, 0.689%, 12/15/38	9,788
23,503	Series 4048, Class FB, VAR, 0.640%, 10/15/41	23,535
43,627	Series 4048, Class FJ, VAR, 0.646%, 07/15/37	43,738
9,984	Series 4077, Class FB, VAR, 0.739%, 07/15/42	10,014
17,738	Series 4087, Class FA, VAR, 0.689%, 05/15/39	17,760
12,000	Series 4095, Class FB, VAR, 0.644%, 04/15/39	11,981
15,047	Series R006, Class ZA, 6.000%, 04/15/36	17,467
20,351	Series R007, Class ZA, 6.000%, 05/15/36	23,803
	Federal Home Loan Mortgage Corp. STRIPS,
5	Series 134, Class B, IO, 9.000%, 04/01/22	1
3,380	Series 197, Class PO, PO, 04/01/28	2,943
9,483	Series 233, Class 11, IO, 5.000%, 09/15/35	1,322
7,759	Series 233, Class 12, IO, 5.000%, 09/15/35	1,079
14,826	Series 233, Class 13, IO, 5.000%, 09/15/35	2,060
38,988	Series 239, Class S30, IF, IO, 7.460%, 08/15/36	5,280
4,254	Series 243, Class 16, IO, 4.500%, 11/15/20	364
2,717	Series 243, Class 17, IO, 4.500%, 12/15/20	235
116,821	Series 262, Class 35, 3.500%, 07/15/42	124,605
54,875	Series 264, Class F1, VAR, 0.789%, 07/15/42	55,069
15,000	Series 270, Class F1, VAR, 0.746%, 08/15/42	14,991
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,204	Series T-41, Class 3A, VAR, 6.917%, 07/25/32	1,396
4,884	Series T-42, Class A5, 7.500%, 02/25/42	5,860
3,520	Series T-48, Class 1A, VAR, 6.239%, 07/25/33	4,086
768	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	918
4,632	Series T-54, Class 2A, 6.500%, 02/25/43	5,493
1,607	Series T-54, Class 3A, 7.000%, 02/25/43	1,924
11,267	Series T-56, Class A5, 5.231%, 05/25/43	12,699
1,267	Series T-57, Class 1A3, 7.500%, 07/25/43	1,472
482	Series T-57, Class 1AP, PO, 07/25/43	426

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,453	Series T-58, Class 4A, 7.500%, 09/25/43	7,684
585	Series T-58, Class APO, PO, 09/25/43	552
6,090	Series T-59, Class 1A2, 7.000%, 10/25/43	6,950
663	Series T-59, Class 1AP, PO, 10/25/43	578
9,518	Series T-62, Class 1A1, VAR, 1.348%, 10/25/44	9,560
30,335	Series T-76, Class 2A, VAR, 3.996%, 10/25/37	30,974
	Federal National Mortgage Association - ACES,
21,500	Series 2010-M1, Class A2, 4.450%, 09/25/19	24,671
8,000	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	9,139
6,910	Series 2010-M7, Class A2, 3.655%, 11/25/20	7,657
10,000	Series 2011-M1, Class A3, 3.763%, 06/25/21	11,153
8,664	Series 2011-M2, Class A2, 3.645%, 07/25/21	9,606
58,500	Series 2011-M2, Class A3, 3.764%, 07/25/21	65,489
32,200	Series 2011-M4, Class A2, 3.726%, 06/25/21	36,112
6,845	Series 2011-M8, Class A2, 2.922%, 08/25/21	7,272
7,576	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	7,711
7,200	Series 2012-M8, Class ASQ3, 1.801%, 12/25/19	7,333
	Federal National Mortgage Association Grantor Trust,
2,169	Series 1999-T2, Class A1, VAR, 7.500%, 01/19/39	2,457
2,683	Series 2001-T10, Class A2, 7.500%, 12/25/41	3,177
2,524	Series 2001-T3, Class A1, 7.500%, 11/25/40	2,881
2,833	Series 2002-T16, Class A2, 7.000%, 07/25/42	3,352
872	Series 2004-T1, Class 1A2, 6.500%, 01/25/44	980
6,430	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	7,556
3,549	Series 2004-T2, Class 2A, VAR, 3.340%, 07/25/43	3,832
9,041	Series 2004-T3, Class 1A2, 6.500%, 02/25/44	10,443
3,539	Series 2004-T3, Class 1A3, 7.000%, 02/25/44	4,139

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
902		Series 2004-T3, Class PT1, VAR, 8.304%, 01/25/44	967
		Federal National Mortgage Association REMICS,
15		Series 1988-7, Class Z, 9.250%, 04/25/18	16
67		Series 1989-70, Class G, 8.000%, 10/25/19	75
25		Series 1989-78, Class H, 9.400%, 11/25/19	29
30		Series 1989-83, Class H, 8.500%, 11/25/19	34
27		Series 1989-89, Class H, 9.000%, 11/25/19	31
18		Series 1990-1, Class D, 8.800%, 01/25/20	20
8		Series 1990-7, Class B, 8.500%, 01/25/20	9
8		Series 1990-60, Class K, 5.500%, 06/25/20	9
15		Series 1990-63, Class H, 9.500%, 06/25/20	17
11		Series 1990-93, Class G, 5.500%, 08/25/20	12
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	2
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	5
79		Series 1990-102, Class J, 6.500%, 08/25/20	87
61		Series 1990-120, Class H, 9.000%, 10/25/20	70
9		Series 1990-134, Class SC, HB, IF, 21.225%, 11/25/20	14
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	8
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
19		Series 1991-24, Class Z, 5.000%, 03/25/21	20
18		Series 1991-42, Class S, IF, 17.238%, 05/25/21	25
2		Series 1992-101, Class J, 7.500%, 06/25/22	2
500		Series 1992-117, Class MA, 8.000%, 07/25/22	577
86		Series 1992-136, Class PK, 6.000%, 08/25/22	96
97		Series 1992-143, Class MA, 5.500%, 09/25/22	106
597		Series 1992-150, Class M, 8.000%, 09/25/22	690
213		Series 1992-163, Class M, 7.750%, 09/25/22	246
292		Series 1992-188, Class PZ, 7.500%, 10/25/22	336
139		Series 1993-21, Class KA, 7.700%, 03/25/23	161
350		Series 1993-25, Class J, 7.500%, 03/25/23	404
55		Series 1993-27, Class SA, IF, 15.500%, 02/25/23	78

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
878	Series 1993-37, Class PX, 7.000%, 03/25/23	1,002
310	Series 1993-54, Class Z, 7.000%, 04/25/23	354
3,456	Series 1993-56, Class PZ, 7.000%, 05/25/23	3,969
149	Series 1993-62, Class SA, IF, 17.929%, 04/25/23	226
1,774	Series 1993-99, Class Z, 7.000%, 07/25/23	2,027
83	Series 1993-122, Class M, 6.500%, 07/25/23	93
1,683	Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	1,907
2,664	Series 1993-141, Class Z, 7.000%, 08/25/23	3,034
76	Series 1993-165, Class SD, IF, 12.489%, 09/25/23	99
95	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	124
137	Series 1993-178, Class PK, 6.500%, 09/25/23	154
64	Series 1993-179, Class SB, HB, IF, 24.868%, 10/25/23	106
42	Series 1993-179, Class SC, IF, 10.500%, 10/25/23	56
2,484	Series 1993-183, Class KA, 6.500%, 10/25/23	2,797
1,016	Series 1993-189, Class PL, 6.500%, 10/25/23	1,169
150	Series 1993-199, Class FA, VAR, 0.800%, 10/25/23	151
121	Series 1993-205, Class H, PO, 09/25/23	118
62	Series 1993-220, Class SG, IF, 15.500%, 11/25/13	67
46	Series 1993-225, Class SG, HB, IF, 26.464%, 12/25/13	52
191	Series 1993-225, Class UB, 6.500%, 12/25/23	210
55	Series 1993-230, Class FA, VAR, 0.850%, 12/25/23	56
179	Series 1993-247, Class FE, VAR, 1.250%, 12/25/23	182
218	Series 1993-247, Class SA, HB, IF, 26.068%, 12/25/23	383
83	Series 1993-247, Class SU, IF, 11.834%, 12/25/23	108
587	Series 1993-250, Class Z, 7.000%, 12/25/23	615
334	Series 1993-257, Class C, PO, 06/25/23	333
14	Series 1994-9, Class E, PO, 11/25/23	13
720	Series 1994-37, Class L, 6.500%, 03/25/24	832
3,406	Series 1994-40, Class Z, 6.500%, 03/25/24	3,812
5,495	Series 1994-62, Class PK, 7.000%, 04/25/24	6,330

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,449	Series 1994-63, Class PK, 7.000%, 04/25/24	2,790
115	Series 1995-2, Class Z, 8.500%, 01/25/25	134
373	Series 1995-19, Class Z, 6.500%, 11/25/23	447
1,309	Series 1996-14, Class SE, IF, IO, 9.280%, 08/25/23	267
52	Series 1996-27, Class FC, VAR, 0.750%, 03/25/17	52
1,076	Series 1996-48, Class Z, 7.000%, 11/25/26	1,245
134	Series 1996-59, Class J, 6.500%, 08/25/22	149
24	Series 1996-59, Class K, 6.500%, 07/25/23	24
296	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	16
1,023	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	57
210	Series 1997-27, Class J, 7.500%, 04/18/27	236
245	Series 1997-29, Class J, 7.500%, 04/20/27	280
685	Series 1997-32, Class PG, 6.500%, 04/25/27	796
918	Series 1997-39, Class PD, 7.500%, 05/20/27	1,075
106	Series 1997-42, Class EN, 7.250%, 07/18/27	108
72	Series 1997-42, Class ZC, 6.500%, 07/18/27	82
1,266	Series 1997-61, Class ZC, 7.000%, 02/25/23	1,441
337	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	83
37	Series 1998-4, Class C, PO, 04/25/23	33
733	Series 1998-36, Class ZB, 6.000%, 07/18/28	810
253	Series 1998-43, Class SA, HB, IF, 20.083%, 04/25/23	121
411	Series 1998-66, Class SB, IF, IO, 7.914%, 12/25/28	86
245	Series 1999-17, Class C, 6.350%, 04/25/29	280
1,432	Series 1999-18, Class Z, 5.500%, 04/18/29	1,590
376	Series 1999-38, Class SK, IF, IO, 7.814%, 08/25/23	57
119	Series 1999-52, Class NS, HB, IF, 22.721%, 10/25/23	192
325	Series 1999-62, Class PB, 7.500%, 12/18/29	382
1,771	Series 2000-2, Class ZE, 7.500%, 02/25/30	2,085
496	Series 2000-20, Class SA, IF, IO, 8.864%, 07/25/30	110
77	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	20
601	Series 2001-4, Class PC, 7.000%, 03/25/21	660
127	Series 2001-5, Class OW, 6.000%, 03/25/16	130
253	Series 2001-7, Class PF, 7.000%, 03/25/31	297
442	Series 2001-7, Class PR, 6.000%, 03/25/16	454

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
416	Series 2001-10, Class PR, 6.000%, 04/25/16	427
724	Series 2001-30, Class PM, 7.000%, 07/25/31	852
1,588	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	350
1,400	Series 2001-36, Class DE, 7.000%, 08/25/31	1,648
1,689	Series 2001-44, Class MY, 7.000%, 09/25/31	1,987
447	Series 2001-44, Class PD, 7.000%, 09/25/31	526
318	Series 2001-44, Class PU, 7.000%, 09/25/31	374
3,842	Series 2001-48, Class Z, 6.500%, 09/25/21	4,319
411	Series 2001-49, Class Z, 6.500%, 09/25/31	474
212	Series 2001-52, Class KB, 6.500%, 10/25/31	245
438	Series 2001-52, Class XN, 6.500%, 11/25/15	465
3,200	Series 2001-60, Class PX, 6.000%, 11/25/31	3,613
995	Series 2001-60, Class QS, HB, IF, 23.676%, 09/25/31	1,821
2,477	Series 2001-61, Class Z, 7.000%, 11/25/31	2,915
599	Series 2001-71, Class MB, 6.000%, 12/25/16	640
1,022	Series 2001-71, Class QE, 6.000%, 12/25/16	1,089
137	Series 2001-72, Class SX, IF, 16.917%, 12/25/31	200
3,323	Series 2001-74, Class MB, 6.000%, 12/25/16	3,549
119	Series 2001-81, Class LO, PO, 01/25/32	107
1,199	Series 2002-1, Class G, 7.000%, 07/25/23	1,377
575	Series 2002-1, Class HC, 6.500%, 02/25/22	647
406	Series 2002-1, Class SA, HB, IF, 24.422%, 02/25/32	719
179	Series 2002-1, Class UD, HB, IF, 23.625%, 12/25/23	301
892	Series 2002-2, Class UC, 6.000%, 02/25/17	954
2,293	Series 2002-3, Class OG, 6.000%, 02/25/17	2,442
2,840	Series 2002-5, Class PK, 6.000%, 02/25/22	3,262
399	Series 2002-7, Class OG, 6.000%, 03/25/17	425
1,296	Series 2002-7, Class TG, 6.000%, 03/25/17	1,378
413	Series 2002-11, Class QG, 5.500%, 03/25/17	437
2,281	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	124
38	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	46

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
7,230	Series 2002-15, Class ZA, 6.000%, 04/25/32	8,120
2,169	Series 2002-16, Class PG, 6.000%, 04/25/17	2,336
1,704	Series 2002-18, Class PC, 5.500%, 04/25/17	1,743
404	Series 2002-19, Class PE, 6.000%, 04/25/17	430
91	Series 2002-21, Class LO, PO, 04/25/32	86
1,296	Series 2002-21, Class PE, 6.500%, 04/25/32	1,445
1,615	Series 2002-24, Class AJ, 6.000%, 04/25/17	1,745
2,518	Series 2002-28, Class PK, 6.500%, 05/25/32	2,906
830	Series 2002-31, Class S, IF, 18.755%, 05/25/17	1,072
1,109	Series 2002-37, Class Z, 6.500%, 06/25/32	1,222
4,698	Series 2002-38, Class QE, 6.000%, 06/25/17	5,001
645	Series 2002-42, Class C, 6.000%, 07/25/17	694
2,886	Series 2002-48, Class GH, 6.500%, 08/25/32	3,338
4,726	Series 2002-54, Class PG, 6.000%, 09/25/22	5,259
307	Series 2002-55, Class QE, 5.500%, 09/25/17	329
4,383	Series 2002-56, Class UC, 5.500%, 09/25/17	4,695
1,807	Series 2002-57, Class AE, 5.500%, 09/25/17	1,930
408	Series 2002-63, Class KC, 5.000%, 10/25/17	436
600	Series 2002-71, Class AP, 5.000%, 11/25/32	659
3,755	Series 2002-71, Class KM, 5.000%, 11/25/17	4,021
569	Series 2002-77, Class S, IF, 14.052%, 12/25/32	719
9,946	Series 2002-78, Class Z, 5.500%, 12/25/32	11,051
2,906	Series 2002-81, Class JO, PO, 04/25/32	2,882
1,441	Series 2002-83, Class CS, 6.881%, 08/25/23	1,646
1,743	Series 2002-84, Class VB, 5.500%, 04/25/15	1,765
1,252	Series 2002-90, Class A1, 6.500%, 06/25/42	1,477
58	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	1
4,290	Series 2002-94, Class BK, 5.500%, 01/25/18	4,586
909	Series 2003-9, Class NZ, 6.500%, 02/25/33	1,049
1,255	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	219
5,000	Series 2003-17, Class EQ, 5.500%, 03/25/23	5,797
4,550	Series 2003-22, Class UD, 4.000%, 04/25/33	5,058
8,000	Series 2003-23, Class EQ, 5.500%, 04/25/23	9,275

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,627	Series 2003-23, Class PG, 5.500%, 01/25/32	1,648
118	Series 2003-27, Class DW, 4.500%, 04/25/17	118
1,108	Series 2003-32, Class KC, 5.000%, 05/25/18	1,194
4,451	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	900
2,073	Series 2003-34, Class AX, 6.000%, 05/25/33	2,336
2,256	Series 2003-34, Class ED, 6.000%, 05/25/33	2,783
640	Series 2003-34, Class GB, 6.000%, 03/25/33	751
1,199	Series 2003-34, Class GE, 6.000%, 05/25/33	1,481
487	Series 2003-35, Class EA, PO, 05/25/33	466
495	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	100
1,960	Series 2003-39, Class LW, 5.500%, 05/25/23	2,250
2,800	Series 2003-41, Class PE, 5.500%, 05/25/23	3,102
807	Series 2003-42, Class GB, 4.000%, 05/25/33	874
399	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	18
2,715	Series 2003-47, Class PE, 5.750%, 06/25/33	3,106
859	Series 2003-52, Class SX, HB, IF, 22.243%, 10/25/31	1,507
2,302	Series 2003-56, Class AZ, 5.500%, 08/25/31	2,343
1,352	Series 2003-64, Class SX, IF, 13.136%, 07/25/33	1,700
5,000	Series 2003-67, Class TJ, 4.750%, 07/25/18	5,383
51	Series 2003-68, Class QP, 3.000%, 07/25/22	51
2,716	Series 2003-71, Class DS, IF, 7.139%, 08/25/33	2,825
12,144	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	1,631
5,000	Series 2003-73, Class HC, 5.500%, 08/25/33	5,688
326	Series 2003-73, Class HF, VAR, 0.685%, 01/25/31	326
262	Series 2003-74, Class SH, IF, 9.746%, 08/25/33	289
1,708	Series 2003-76, Class SH, IF, 13.729%, 09/25/31	1,991
3,711	Series 2003-80, Class SY, IF, IO, 7.414%, 06/25/23	443
5,209	Series 2003-81, Class HC, 4.750%, 09/25/18	5,588
1,363	Series 2003-81, Class LC, 4.500%, 09/25/18	1,462

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
1,801		Series 2003-82, Class VB, 5.500%, 08/25/33	1,956
5,569		Series 2003-83, Class PG, 5.000%, 06/25/23	5,979
926		Series 2003-91, Class SD, IF, 12.107%, 09/25/33	1,124
38		Series 2003-92, Class GA, 4.500%, 09/25/18	38
19,574		Series 2003-105, Class AZ, 5.500%, 10/25/33	22,318
5,112		Series 2003-116, Class SB, IF, IO, 7.364%, 11/25/33	1,129
4,651		Series 2003-117, Class JB, 3.500%, 06/25/33	4,848
2,240		Series 2003-122, Class TE, 5.000%, 12/25/22	2,360
320		Series 2003-128, Class KE, 4.500%, 01/25/14	325
3,221		Series 2003-128, Class NG, 4.000%, 01/25/19	3,414
1,712		Series 2003-130, Class CS, IF, 13.629%, 12/25/33	2,099
770		Series 2003-130, Class SX, IF, 11.167%, 01/25/34	891
837		Series 2003-131, Class SK, IF, 15.729%, 01/25/34	1,106
405		Series 2003-132, Class OA, PO, 08/25/33	393
5,895		Series 2004-3, Class BE, 4.000%, 02/25/19	6,255
3,421		Series 2004-4, Class QI, IF, IO, 6.865%, 06/25/33	516
2,544		Series 2004-4, Class QM, IF, 13.729%, 06/25/33	3,168
2,257		Series 2004-10, Class SC, HB, IF, 27.658%, 02/25/34	3,465
—	(h)	Series 2004-14, Class SD, IF, 8.706%, 03/25/34	—	(h)
4,433		Series 2004-17, Class H, 5.500%, 04/25/34	5,145
1,000		Series 2004-21, Class AE, 4.000%, 04/25/19	1,065
480		Series 2004-21, Class CO, PO, 04/25/34	476
146		Series 2004-22, Class A, 4.000%, 04/25/19	147
3,275		Series 2004-25, Class PC, 5.500%, 01/25/34	3,608
3,245		Series 2004-25, Class SA, IF, 18.877%, 04/25/34	4,809
8,100		Series 2004-27, Class HB, 4.000%, 05/25/19	8,677
5,523		Series 2004-28, Class PF, VAR, 0.635%, 03/25/34	5,538
8,789		Series 2004-36, Class FA, VAR, 0.635%, 05/25/34	8,822

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,157	Series 2004-36, Class PC, 5.500%, 02/25/34	2,381
3,758	Series 2004-36, Class SA, IF, 18.877%, 05/25/34	5,592
1,303	Series 2004-36, Class SN, IF, 13.729%, 07/25/33	1,560
6,021	Series 2004-46, Class EP, PO, 03/25/34	5,771
1,151	Series 2004-46, Class HS, IF, IO, 5.765%, 05/25/30	19
921	Series 2004-46, Class QB, HB, IF, 23.058%, 05/25/34	1,469
773	Series 2004-46, Class SK, IF, 15.852%, 05/25/34	1,072
9,392	Series 2004-50, Class VZ, 5.500%, 07/25/34	11,151
830	Series 2004-51, Class SY, IF, 13.769%, 07/25/34	1,082
910	Series 2004-53, Class NC, 5.500%, 07/25/24	1,008
693	Series 2004-59, Class BG, PO, 12/25/32	636
22	Series 2004-61, Class CO, PO, 10/25/31	22
10,540	Series 2004-61, Class FH, VAR, 1.035%, 11/25/32	10,681
229	Series 2004-61, Class SH, HB, IF, 23.046%, 11/25/32	384
689	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	795
5,000	Series 2004-65, Class EY, 5.500%, 08/25/24	5,698
12,000	Series 2004-72, Class CB, 4.000%, 09/25/19	12,894
783	Series 2004-74, Class SW, IF, 15.026%, 11/25/31	1,100
1,715	Series 2004-76, Class CL, 4.000%, 10/25/19	1,812
3,209	Series 2004-79, Class S, IF, 19.152%, 08/25/32	4,262
1,085	Series 2004-79, Class SP, IF, 19.152%, 11/25/34	1,552
1,450	Series 2004-81, Class AC, 4.000%, 11/25/19	1,532
9,600	Series 2004-81, Class JG, 5.000%, 11/25/24	10,793
8,148	Series 2004-87, Class F, VAR, 0.985%, 01/25/34	8,220
506	Series 2004-89, Class EA, IF, 12.792%, 01/25/34	571
1,090	Series 2004-92, Class BX, 5.500%, 09/25/34	1,195
54	Series 2004-92, Class JO, PO, 12/25/34	53
2,120	Series 2004-101, Class HD, 5.000%, 01/25/20	2,335
482	Series 2005-14, Class BA, 4.500%, 04/25/19	490
5,600	Series 2005-16, Class LE, 5.500%, 07/25/33	6,064

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,918	Series 2005-25, Class PF, VAR, 0.585%, 04/25/35	3,925
247	Series 2005-27, Class TH, 5.500%, 07/25/31	250
697	Series 2005-42, Class PS, IF, 16.411%, 05/25/35	989
215	Series 2005-52, Class PA, 6.500%, 06/25/35	233
3,397	Series 2005-56, Class S, IF, IO, 6.474%, 07/25/35	569
1,665	Series 2005-56, Class TP, IF, 17.444%, 08/25/33	2,378
1,014	Series 2005-57, Class CD, HB, IF, 24.242%, 01/25/35	1,517
277	Series 2005-57, Class DC, HB, IF, 21.010%, 12/25/34	361
5,571	Series 2005-57, Class EG, VAR, 0.536%, 03/25/35	5,574
1,000	Series 2005-59, Class SU, HB, IF, 24.322%, 06/25/35	1,597
1,015	Series 2005-66, Class SG, IF, 16.786%, 07/25/35	1,459
7,458	Series 2005-67, Class EY, 5.500%, 08/25/25	8,293
1,134	Series 2005-68, Class BC, 5.250%, 06/25/35	1,254
4,940	Series 2005-68, Class PG, 5.500%, 08/25/35	5,615
1,890	Series 2005-68, Class UC, 5.000%, 06/25/35	2,071
4,865	Series 2005-72, Class SB, IF, 16.286%, 08/25/35	6,582
1,522	Series 2005-73, Class PS, IF, 16.111%, 08/25/35	2,156
10,076	Series 2005-73, Class ZB, 5.500%, 08/25/35	11,480
1,299	Series 2005-74, Class CP, HB, IF, 23.886%, 05/25/35	2,062
5,659	Series 2005-74, Class CS, IF, 19.372%, 05/25/35	8,266
3,891	Series 2005-74, Class SK, IF, 19.482%, 05/25/35	5,696
791	Series 2005-75, Class SV, HB, IF, 23.258%, 09/25/35	1,258
5,778	Series 2005-84, Class XM, 5.750%, 10/25/35	6,515
1,966	Series 2005-90, Class ES, IF, 16.286%, 10/25/35	2,827
1,166	Series 2005-90, Class PO, PO, 09/25/35	1,098
4,872	Series 2005-93, Class MF, VAR, 0.486%, 08/25/34	4,872
10,303	Series 2005-106, Class US, HB, IF, 23.703%, 11/25/35	16,725

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,839	Series 2005-109, Class PB, 6.000%, 01/25/34	1,875
1,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,160
7,639	Series 2005-110, Class GJ, 5.500%, 11/25/30	7,782
17,500	Series 2005-110, Class GK, 5.500%, 08/25/34	19,109
5,659	Series 2005-110, Class GL, 5.500%, 12/25/35	6,901
1,173	Series 2005-110, Class MJ, 5.500%, 01/25/33	1,196
2,840	Series 2005-110, Class MN, 5.500%, 06/25/35	3,177
914	Series 2005-116, Class PB, 6.000%, 04/25/34	987
14,245	Series 2005-118, Class PN, 6.000%, 01/25/32	14,648
3,350	Series 2005-121, Class DX, 5.500%, 01/25/26	3,813
1,207	Series 2005-123, Class FG, VAR, 0.685%, 07/25/34	1,206
2,487	Series 2006-7, Class TC, 6.000%, 09/25/33	2,540
7,143	Series 2006-8, Class JZ, 5.500%, 03/25/36	8,305
22,394	Series 2006-8, Class WN, IF, IO, 6.464%, 03/25/36	4,822
6,107	Series 2006-8, Class WQ, PO, 03/25/36	5,423
951	Series 2006-11, Class PS, HB, IF, 23.703%, 03/25/36	1,441
7,143	Series 2006-12, Class BZ, 5.500%, 03/25/36	8,243
1,263	Series 2006-15, Class OT, PO, 01/25/36	1,218
3,531	Series 2006-16, Class FC, VAR, 0.536%, 03/25/36	3,542
7,143	Series 2006-16, Class HZ, 5.500%, 03/25/36	8,051
836	Series 2006-16, Class OA, PO, 03/25/36	767
2,065	Series 2006-22, Class AO, PO, 04/25/36	1,868
2,850	Series 2006-23, Class FK, VAR, 0.486%, 04/25/36	2,850
1,483	Series 2006-23, Class KO, PO, 04/25/36	1,433
3,882	Series 2006-27, Class OH, PO, 04/25/36	3,555
870	Series 2006-33, Class LS, HB, IF, 29.090%, 05/25/36	1,635
17,000	Series 2006-35, Class GD, 6.000%, 12/25/34	18,111
2,000	Series 2006-39, Class WC, 5.500%, 01/25/36	2,242

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,545	Series 2006-42, Class CF, VAR, 0.685%, 06/25/36	1,550
3,154	Series 2006-43, Class DO, PO, 06/25/36	2,948
1,022	Series 2006-43, Class PO, PO, 06/25/36	990
54	Series 2006-43, Class VB, 6.500%, 10/25/17	54
9,935	Series 2006-44, Class FP, VAR, 0.635%, 06/25/36	9,966
1,919	Series 2006-44, Class GO, PO, 06/25/36	1,857
5,228	Series 2006-44, Class P, PO, 12/25/33	5,033
2,415	Series 2006-46, Class FW, VAR, 0.635%, 06/25/36	2,422
386	Series 2006-46, Class SW, HB, IF, 23.336%, 06/25/36	585
2,000	Series 2006-46, Class UC, 5.500%, 12/25/35	2,243
6,520	Series 2006-50, Class JO, PO, 06/25/36	6,177
8,564	Series 2006-50, Class PS, PO, 06/25/36	8,125
8,572	Series 2006-53, Class US, IF, IO, 6.344%, 06/25/36	1,273
14,747	Series 2006-56, Class FC, VAR, 0.525%, 07/25/36	14,781
5,452	Series 2006-56, Class PF, VAR, 0.585%, 07/25/36	5,475
730	Series 2006-58, Class AP, PO, 07/25/36	706
1,860	Series 2006-58, Class FL, VAR, 0.695%, 07/25/36	1,869
6,340	Series 2006-58, Class IG, IF, IO, 6.284%, 07/25/36	979
1,151	Series 2006-58, Class PO, PO, 07/25/36	1,089
2,866	Series 2006-59, Class QO, PO, 01/25/33	2,751
888	Series 2006-60, Class AK, HB, IF, 27.858%, 07/25/36	1,543
4,929	Series 2006-60, Class DO, PO, 04/25/35	4,650
944	Series 2006-62, Class PS, HB, IF, 38.487%, 07/25/36	1,669
10,440	Series 2006-63, Class ZH, 6.500%, 07/25/36	12,708
2,257	Series 2006-65, Class QO, PO, 07/25/36	2,178
727	Series 2006-66, Class NV, 6.500%, 02/25/24	737
16,551	Series 2006-71, Class ZL, 6.000%, 07/25/36	19,449
3,855	Series 2006-72, Class GO, PO, 08/25/36	3,604
1,075	Series 2006-72, Class TO, PO, 08/25/36	1,040
8,515	Series 2006-77, Class PC, 6.500%, 08/25/36	9,785
2,967	Series 2006-78, Class BZ, 6.500%, 08/25/36	3,546
6,764	Series 2006-79, Class DF, VAR, 0.585%, 08/25/36	6,778

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,602	Series 2006-79, Class DO, PO, 08/25/36	1,470
1,610	Series 2006-79, Class OP, PO, 08/25/36	1,500
1,475	Series 2006-85, Class MZ, 6.500%, 09/25/36	1,744
1,771	Series 2006-86, Class OB, PO, 09/25/36	1,647
1,642	Series 2006-90, Class AO, PO, 09/25/36	1,575
908	Series 2006-94, Class GK, HB, IF, 32.073%, 10/25/26	1,502
1,422	Series 2006-95, Class SG, HB, IF, 25.258%, 10/25/36	2,210
4,700	Series 2006-102, Class MD, 6.000%, 01/25/35	4,994
471	Series 2006-109, Class PO, PO, 11/25/36	444
4,376	Series 2006-110, Class PO, PO, 11/25/36	4,228
1,509	Series 2006-111, Class EO, PO, 11/25/36	1,452
2,366	Series 2006-113, Class PO, PO, 07/25/36	2,245
408	Series 2006-115, Class ES, HB, IF, 25.618%, 12/25/36	678
1,505	Series 2006-115, Class OK, PO, 12/25/36	1,456
10,572	Series 2006-117, Class GS, IF, IO, 6.415%, 12/25/36	1,812
3,844	Series 2006-118, Class A1, VAR, 0.295%, 12/25/36	3,801
12,964	Series 2006-118, Class A2, VAR, 0.295%, 12/25/36	12,340
1,422	Series 2006-119, Class PO, PO, 12/25/36	1,366
1,300	Series 2006-128, Class BP, 5.500%, 01/25/37	1,560
1,182	Series 2006-128, Class PO, PO, 01/25/37	1,100
4,820	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	820
724	Series 2007-1, Class SD, HB, IF, 37.587%, 02/25/37	1,083
132	Series 2007-2, Class FA, VAR, 0.436%, 02/25/37	131
1,402	Series 2007-2, Class HF, VAR, 0.585%, 08/25/36	1,403
4,377	Series 2007-7, Class SG, IF, IO, 6.265%, 08/25/36	860
6,009	Series 2007-10, Class FD, VAR, 0.486%, 02/25/37	6,008
19,491	Series 2007-14, Class ES, IF, IO, 6.204%, 03/25/37	2,693
1,910	Series 2007-14, Class OP, PO, 03/25/37	1,803
5,047	Series 2007-14, Class QD, 5.500%, 11/25/35	5,437
1,534	Series 2007-15, Class NO, PO, 03/25/22	1,452

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
10,735	Series 2007-16, Class FC, VAR, 0.985%, 03/25/37	10,788
2,780	Series 2007-18, Class MZ, 6.000%, 03/25/37	3,359
1,356	Series 2007-22, Class SC, IF, IO, 5.844%, 03/25/37	182
1,750	Series 2007-24, Class GW, 5.500%, 03/25/29	1,847
4,098	Series 2007-28, Class EO, PO, 04/25/37	3,959
3,382	Series 2007-29, Class SG, HB, IF, 21.881%, 04/25/37	5,128
11,345	Series 2007-35, Class SI, IF, IO, 5.865%, 04/25/37	1,626
1,512	Series 2007-42, Class AO, PO, 05/25/37	1,427
11,000	Series 2007-42, Class B, 6.000%, 05/25/37	13,054
4,071	Series 2007-43, Class FL, VAR, 0.536%, 05/25/37	4,073
16,825	Series 2007-53, Class SH, IF, IO, 5.865%, 06/25/37	2,235
24,143	Series 2007-54, Class FA, VAR, 0.635%, 06/25/37	24,221
5,865	Series 2007-54, Class PF, VAR, 0.455%, 06/25/37	5,870
3,553	Series 2007-54, Class WI, IF, IO, 5.865%, 06/25/37	520
32,479	Series 2007-60, Class AX, IF, IO, 6.914%, 07/25/37	5,869
2,416	Series 2007-62, Class SE, IF, 15.911%, 07/25/37	3,334
3,795	Series 2007-64, Class FB, VAR, 0.606%, 07/25/37	3,805
21,766	Series 2007-65, Class KI, IF, IO, 6.384%, 07/25/37	2,908
4,590	Series 2007-67, Class PO, PO, 07/25/37	4,440
3,983	Series 2007-70, Class Z, 5.500%, 07/25/37	4,610
31,176	Series 2007-72, Class EK, IF, IO, 6.164%, 07/25/37	4,457
948	Series 2007-75, Class EO, PO, 01/25/36	920
5,948	Series 2007-76, Class AZ, 5.500%, 08/25/37	6,727
4,067	Series 2007-76, Class ZG, 6.000%, 08/25/37	4,848
5,435	Series 2007-77, Class FG, VAR, 0.735%, 03/25/37	5,460
2,000	Series 2007-78, Class CB, 6.000%, 08/25/37	2,268
4,601	Series 2007-78, Class PE, 6.000%, 08/25/37	5,447
640	Series 2007-79, Class PC, 5.000%, 01/25/32	644
3,272	Series 2007-79, Class SB, HB, IF, 23.153%, 08/25/37	4,999
4,000	Series 2007-81, Class GE, 6.000%, 08/25/37	4,884

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,464	Series 2007-84, Class PG, 6.000%, 12/25/36	4,930
1,171	Series 2007-85, Class SL, IF, 15.561%, 09/25/37	1,585
8,444	Series 2007-88, Class VI, IF, IO, 6.305%, 09/25/37	1,400
8,503	Series 2007-91, Class ES, IF, IO, 6.225%, 10/25/37	1,330
2,364	Series 2007-92, Class YA, 6.500%, 06/25/37	2,651
3,940	Series 2007-92, Class YS, IF, IO, 5.545%, 06/25/37	531
2,800	Series 2007-97, Class FC, VAR, 0.735%, 07/25/37	2,813
5,912	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	1,421
1,720	Series 2007-98, Class FB, VAR, 0.685%, 06/25/37	1,697
2,943	Series 2007-98, Class VA, 6.000%, 11/25/17	2,997
14,356	Series 2007-100, Class SM, IF, IO, 6.214%, 10/25/37	1,974
50,710	Series 2007-101, Class A2, VAR, 0.485%, 06/27/36	50,551
4,257	Series 2007-106, Class A7, VAR, 5.952%, 10/25/37	4,761
7,697	Series 2007-108, Class AN, VAR, 8.488%, 11/25/37	9,202
1,739	Series 2007-108, Class SA, IF, IO, 6.125%, 12/25/37	253
19,359	Series 2007-109, Class AI, IF, IO, 6.164%, 12/25/37	3,017
6,180	Series 2007-112, Class MJ, 6.500%, 12/25/37	7,436
9,942	Series 2007-112, Class SA, IF, IO, 6.215%, 12/25/37	1,419
44,000	Series 2007-114, Class A6, VAR, 0.435%, 10/27/37	43,756
16,112	Series 2007-116, Class HI, IO, VAR, 4.180%, 01/25/38	1,199
366	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	34
17,286	Series 2008-1, Class BI, IF, IO, 5.675%, 02/25/38	2,301
19,187	Series 2008-4, Class SD, IF, IO, 5.765%, 02/25/38	2,639
4,596	Series 2008-10, Class XI, IF, IO, 5.995%, 03/25/38	701
7,559	Series 2008-16, Class IS, IF, IO, 5.965%, 03/25/38	1,043

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,695	Series 2008-18, Class SP, IF, 13.529%, 03/25/38	2,157
6,603	Series 2008-20, Class SA, IF, IO, 6.755%, 03/25/38	1,084
14,712	Series 2008-24, Class PF, VAR, 0.886%, 02/25/38	14,860
6,376	Series 2008-27, Class SN, IF, IO, 6.665%, 04/25/38	1,025
2,095	Series 2008-28, Class QS, IF, 19.994%, 04/25/38	3,028
8,602	Series 2008-32, Class SA, IF, IO, 6.614%, 04/25/38	1,204
24,765	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	311
1,544	Series 2008-42, Class AO, PO, 09/25/36	1,502
287	Series 2008-44, Class PO, PO, 05/25/38	275
6,824	Series 2008-46, Class HI, IO, VAR, 6.106%, 06/25/38	440
3,392	Series 2008-47, Class SI, IF, IO, 6.265%, 06/25/23	379
2,649	Series 2008-53, Class CA, 5.000%, 07/25/23	2,918
4,079	Series 2008-53, Class CI, IF, IO, 6.964%, 07/25/38	750
18,329	Series 2008-55, Class S, IF, IO, 7.364%, 07/25/28	2,999
4,042	Series 2008-56, Class AC, 5.000%, 07/25/38	4,415
213	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	3
1,500	Series 2008-60, Class JC, 5.000%, 07/25/38	1,738
2,778	Series 2008-61, Class BH, 4.500%, 07/25/23	3,107
3,778	Series 2008-61, Class CB, 5.000%, 07/25/23	4,302
63	Series 2008-66, Class GD, 6.000%, 06/25/30	64
5,063	Series 2008-76, Class GF, VAR, 0.886%, 09/25/23	5,120
13,340	Series 2008-80, Class SA, IF, IO, 5.614%, 09/25/38	1,596
6,812	Series 2008-81, Class SB, IF, IO, 5.614%, 09/25/38	892
983	Series 2009-4, Class BD, 4.500%, 02/25/39	1,057
9,048	Series 2009-6, Class GS, IF, IO, 6.315%, 02/25/39	1,684
5,102	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	513
8,000	Series 2009-11, Class NB, 5.000%, 03/25/29	9,112
6,245	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	541

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
10,821	Series 2009-17, Class QS, IF, IO, 6.415%, 03/25/39	1,496
2,480	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	225
4,000	Series 2009-19, Class PW, 4.500%, 10/25/36	4,496
700	Series 2009-47, Class MT, 7.000%, 07/25/39	787
6,286	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	823
10,000	Series 2009-59, Class HB, 5.000%, 08/25/39	11,418
22,483	Series 2009-60, Class HT, 6.000%, 08/25/39	25,300
692	Series 2009-63, Class P, 5.000%, 03/25/37	765
14,134	Series 2009-65, Class MT, 5.000%, 09/25/39	15,691
7,208	Series 2009-69, Class WA, VAR, 6.033%, 09/25/39	8,049
5,572	Series 2009-70, Class CO, PO, 01/25/37	5,267
11,553	Series 2009-84, Class WS, IF, IO, 5.664%, 10/25/39	1,397
21,365	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	2,853
26,748	Series 2009-86, Class OT, PO, 10/25/37	24,248
21,180	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	1,085
10,706	Series 2009-99, Class SC, IF, IO, 5.945%, 12/25/39	1,367
8,202	Series 2009-99, Class WA, VAR, 6.313%, 12/25/39	9,317
11,833	Series 2009-103, Class MB, VAR, 3.641%, 12/25/39	12,682
14,128	Series 2009-112, Class ST, IF, IO, 6.014%, 01/25/40	1,720
2,580	Series 2009-113, Class AO, PO, 01/25/40	2,458
2,566	Series 2010-1, Class WA, VAR, 6.163%, 02/25/40	2,928
7,398	Series 2010-14, Class FJ, VAR, 0.836%, 03/25/40	7,443
6,586	Series 2010-16, Class WA, VAR, 6.450%, 03/25/40	7,578
6,132	Series 2010-16, Class WB, VAR, 6.202%, 03/25/40	7,042
13,326	Series 2010-35, Class SB, IF, IO, 6.184%, 04/25/40	1,813
3,000	Series 2010-35, Class SJ, IF, 16.882%, 04/25/40	5,037
1,346	Series 2010-39, Class OT, PO, 10/25/35	1,205

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,735	Series 2010-40, Class FJ, VAR, 0.836%, 04/25/40	5,775
10,136	Series 2010-42, Class S, IF, IO, 6.164%, 05/25/40	1,297
4,181	Series 2010-43, Class FD, VAR, 0.836%, 05/25/40	4,217
2,134	Series 2010-45, Class BD, 4.500%, 11/25/38	2,277
2,490	Series 2010-47, Class AV, 5.000%, 05/25/21	2,703
14,386	Series 2010-49, Class SC, IF, 12.189%, 03/25/40	17,738
9,760	Series 2010-58, Class MB, 5.500%, 06/25/40	11,786
5,196	Series 2010-63, Class AP, PO, 06/25/40	4,921
47,181	Series 2010-64, Class DM, 5.000%, 06/25/40	50,801
18,039	Series 2010-71, Class HJ, 5.500%, 07/25/40	19,946
2,000	Series 2010-102, Class PN, 5.000%, 09/25/40	2,416
10,019	Series 2010-103, Class SB, IF, IO, 5.865%, 11/25/49	1,355
55,505	Series 2010-111, Class AE, 5.500%, 04/25/38	59,079
19,500	Series 2010-111, Class AM, 5.500%, 10/25/40	23,720
33,484	Series 2010-125, Class SA, IF, IO, 4.205%, 11/25/40	3,490
39,680	Series 2010-133, Class A, 5.500%, 05/25/38	42,366
18,919	Series 2010-148, Class MA, 4.000%, 02/25/39	20,033
10,721	Series 2011-2, Class WA, VAR, 5.750%, 02/25/51	11,688
4,287	Series 2011-17, Class EF, VAR, 0.536%, 07/25/25	4,286
13,834	Series 2011-19, Class ZY, 6.500%, 07/25/36	16,192
2,485	Series 2011-22, Class MA, 6.500%, 04/25/38	2,852
71,166	Series 2011-30, Class LS, IO, VAR, 4.617%, 04/25/41	5,298
19,756	Series 2011-39, Class ZA, 6.000%, 11/25/32	22,180
10,710	Series 2011-47, Class ZA, 5.500%, 07/25/38	12,298
3,279	Series 2011-58, Class WA, VAR, 5.410%, 07/25/51	3,457
10,243	Series 2011-75, Class FA, VAR, 0.786%, 08/25/41	10,311
9,275	Series 2011-101, Class FM, VAR, 0.786%, 01/25/41	9,319

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
5,850		Series 2011-111, Class DF, VAR, 0.635%, 12/25/38	5,841
47,582		Series 2011-118, Class LB, 7.000%, 11/25/41	56,170
66,364		Series 2011-118, Class MT, 7.000%, 11/25/41	82,218
62,678		Series 2011-118, Class NT, 7.000%, 11/25/41	73,557
17,928		Series 2011-124, Class JF, VAR, 0.635%, 02/25/41	17,960
2,868		Series 2011-149, Class EF, VAR, 0.735%, 07/25/41	2,875
10,339		Series 2011-149, Class MF, VAR, 0.735%, 11/25/41	10,366
19,224		Series 2012-3, Class PF, VAR, 0.635%, 04/25/40	19,262
10,548		Series 2012-14, Class FB, VAR, 0.685%, 08/25/37	10,569
14,412		Series 2012-14, Class FG, VAR, 0.635%, 07/25/40	14,429
4,887		Series 2012-14, Class FL, VAR, 0.685%, 12/25/40	4,905
95,498		Series 2012-47, Class HF, VAR, 0.635%, 05/25/27	95,691
9,885		Series 2012-66, Class HF, VAR, 0.536%, 03/25/41	9,881
12,521		Series 2012-87, Class KF, VAR, 0.685%, 09/25/37	12,538
8,981		Series 2012-89, Class FD, VAR, 0.685%, 04/25/39	8,994
14,500		Series 2012-97, Class FB, VAR, 0.760%, 09/25/42	14,539
11,500		Series 2012-101, Class FC, VAR, 0.741%, 09/25/42	11,535
14		Series G-14, Class L, 8.500%, 06/25/21	17
1		Series G-17, Class S, HB, VAR, 1,055.166%, 06/25/21	21
66		Series G-18, Class Z, 8.750%, 06/25/21	78
15		Series G-22, Class G, 6.000%, 12/25/16	16
58		Series G-28, Class S, IF, 14.850%, 09/25/21	76
108		Series G-35, Class M, 8.750%, 10/25/21	124
20		Series G-51, Class SA, HB, IF, 27.336%, 12/25/21	33
—	(h)	Series G92-27, Class SQ, HB, IF, 11,737.650%, 05/25/22	47
489		Series G92-35, Class E, 7.500%, 07/25/22	550
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	6

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
44	Series G92-42, Class Z, 7.000%, 07/25/22	50
1,245	Series G92-44, Class ZQ, 8.000%, 07/25/22	1,395
549	Series G92-45, Class Z, 6.000%, 08/25/22	585
44	Series G92-52, Class FD, VAR, 0.271%, 09/25/22	44
582	Series G92-54, Class ZQ, 7.500%, 09/25/22	657
44	Series G92-59, Class F, VAR, 1.816%, 10/25/22	45
87	Series G92-61, Class Z, 7.000%, 10/25/22	103
65	Series G92-62, Class B, PO, 10/25/22	62
302	Series G93-1, Class KA, 7.900%, 01/25/23	347
116	Series G93-5, Class Z, 6.500%, 02/25/23	134
85	Series G93-14, Class J, 6.500%, 03/25/23	94
207	Series G93-17, Class SI, IF, 6.000%, 04/25/23	248
191	Series G93-27, Class FD, VAR, 1.130%, 08/25/23	194
49	Series G93-37, Class H, PO, 09/25/23	48
153	Series G95-1, Class C, 8.800%, 01/25/25	178
	Federal National Mortgage Association STRIPS,
5	Series 23, Class 2, IO, 10.000%, 09/01/17	1
3	Series 50, Class 2, IO, 10.500%, 03/01/19	1
44	Series 218, Class 2, IO, 7.500%, 04/01/23	10
27	Series 265, Class 2, 9.000%, 03/01/24	32
3,840	Series 300, Class 1, PO, 09/01/24	3,411
627	Series 329, Class 1, PO, 01/01/33	582
2,032	Series 339, Class 18, IO, 4.500%, 07/01/18	156
2,791	Series 339, Class 21, IO, 4.500%, 07/01/18	215
1,530	Series 339, Class 28, IO, 5.500%, 07/01/18	136
837	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	102
3,801	Series 365, Class 8, IO, 5.500%, 05/01/36	503
404	Series 368, Class 3, IO, 4.500%, 11/01/20	34
2,527	Series 374, Class 5, IO, 5.500%, 08/01/36	338
3,286	Series 383, Class 33, IO, 6.000%, 01/01/38	475
795	Series 393, Class 6, IO, 5.500%, 04/25/37	93
43,928	Series 411, Class F1, VAR, 0.785%, 08/25/42	44,087
14,864	Series 412, Class F2, VAR, 0.735%, 08/25/42	14,907
	Federal National Mortgage Association Whole Loan,
2,524	Series 2003-W1, Class 1A1, VAR, 6.224%, 12/25/42	2,908
610	Series 2003-W1, Class 2A, VAR, 7.007%, 12/25/42	719

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,192	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	2,560
1,303	Series 2003-W2, Class 2A9, 5.900%, 07/25/42	1,511
515	Series 2003-W4, Class 2A, VAR, 6.497%, 10/25/42	580
9,017	Series 2003-W6, Class 2A4, 5.204%, 09/25/42	10,130
4,068	Series 2003-W6, Class 3A, 6.500%, 09/25/42	4,693
4,811	Series 2003-W8, Class 2A, 7.000%, 10/25/42	5,625
990	Series 2003-W8, Class 3F1, VAR, 0.635%, 05/25/42	986
12,181	Series 2004-W1, Class 1A6, 5.040%, 11/25/43	12,901
6,549	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	7,924
6,800	Series 2004-W10, Class A6, 5.750%, 08/25/34	7,528
2,048	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	2,447
6,116	Series 2004-W15, Class 2AF, VAR, 0.486%, 08/25/44	6,070
2,128	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	2,462
2,016	Series 2004-W8, Class 3A, 7.500%, 06/25/44	2,394
3,908	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	4,644
46,192	Series 2005-W3, Class 2AF, VAR, 0.455%, 03/25/45	45,918
2,817	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	3,146
22,331	Series 2006-W2, Class 1AF1, VAR, 0.455%, 02/25/36	22,170
5,354	Series 2006-W2, Class 2A, VAR, 2.224%, 11/25/35	5,538
4,950	Series 2006-W3, Class 2A, 6.000%, 09/25/46	5,587
45,053	Series 2007-W1, Class 1AF1, VAR, 0.496%, 11/25/46	44,802
777	Series 2007-W10, Class 2A, VAR, 6.224%, 08/25/47	881
3,341	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	3,684
2,085	Series 2007-W5, Class PO, PO, 06/25/37	1,859
2,509	Series 2007-W7, Class 1A4, HB, IF, 37.767%, 07/25/37	5,109

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
26,569	Series 2009-W1, Class A, 6.000%, 12/25/49	30,606
	Government National Mortgage Association,
1,235	Series 1994-4, Class KQ, 7.988%, 07/16/24	1,490
4,307	Series 1994-7, Class PQ, 6.500%, 10/16/24	5,056
291	Series 1995-3, Class DQ, 8.050%, 06/16/25	338
69	Series 1995-7, Class CQ, 7.500%, 09/16/25	79
1,061	Series 1996-16, Class E, 7.500%, 08/16/26	1,223
522	Series 1998-26, Class K, 7.500%, 09/17/25	602
3,802	Series 1999-4, Class ZB, 6.000%, 02/20/29	4,346
3,635	Series 1999-10, Class ZC, 6.500%, 04/20/29	4,262
460	Series 1999-30, Class S, IF, IO, 8.362%, 08/16/29	74
28	Series 1999-33, Class SM, IF, 9.200%, 09/16/29	37
405	Series 1999-40, Class ZW, 7.500%, 11/20/29	481
780	Series 1999-41, Class Z, 8.000%, 11/16/29	916
353	Series 1999-44, Class PC, 7.500%, 12/20/29	409
4,075	Series 1999-44, Class ZC, 8.500%, 12/16/29	5,026
647	Series 1999-44, Class ZG, 8.000%, 12/20/29	798
329	Series 2000-9, Class Z, 8.000%, 06/20/30	407
4,021	Series 2000-9, Class ZJ, 8.500%, 02/16/30	4,881
470	Series 2000-12, Class ST, HB, IF, 38.272%, 02/16/30	1,013
1,053	Series 2000-14, Class PD, 7.000%, 02/16/30	1,245
281	Series 2000-16, Class ZN, 7.500%, 02/16/30	295
3,711	Series 2000-21, Class Z, 9.000%, 03/16/30	4,402
653	Series 2000-26, Class TZ, 8.500%, 09/20/30	769
165	Series 2000-26, Class Z, 7.750%, 09/20/30	193
31	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	39
515	Series 2000-31, Class Z, 9.000%, 10/20/30	611
307	Series 2000-35, Class ZA, 9.000%, 11/20/30	338
49	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	15
261	Series 2001-4, Class SJ, IF, IO, 7.913%, 01/19/30	60
234	Series 2001-6, Class SD, IF, IO, 8.312%, 03/16/31	50
887	Series 2001-7, Class PK, 6.500%, 03/20/31	947
1,369	Series 2001-8, Class Z, 6.500%, 03/20/31	1,607
1,970	Series 2001-22, Class PS, HB, IF, 20.389%, 03/17/31	3,346
51	Series 2001-32, Class WA, IF, 19.532%, 07/20/31	93

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
380	Series 2001-35, Class SA, IF, IO, 8.012%, 08/16/31	89
312	Series 2001-36, Class S, IF, IO, 7.811%, 08/16/31	72
4,500	Series 2001-53, Class PB, 6.500%, 11/20/31	5,622
2,587	Series 2001-64, Class MQ, 6.500%, 12/20/31	2,741
409	Series 2002-3, Class SP, IF, IO, 7.152%, 01/16/32	114
720	Series 2002-7, Class PG, 6.500%, 01/20/32	850
1,655	Series 2002-24, Class AG, IF, IO, 7.711%, 04/16/32	434
147	Series 2002-24, Class SB, IF, 11.567%, 04/16/32	199
235	Series 2002-31, Class S, IF, IO, 8.462%, 01/16/31	55
3,722	Series 2002-31, Class SE, IF, IO, 7.261%, 04/16/30	791
1,741	Series 2002-40, Class UK, 6.500%, 06/20/32	2,054
60	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	77
6,777	Series 2002-45, Class QE, 6.500%, 06/20/32	7,859
2,029	Series 2002-47, Class PG, 6.500%, 07/16/32	2,394
758	Series 2002-47, Class PY, 6.000%, 07/20/32	872
3,414	Series 2002-47, Class ZA, 6.500%, 07/20/32	4,031
139	Series 2002-51, Class SG, HB, IF, 31.473%, 04/20/31	303
2,339	Series 2002-52, Class GH, 6.500%, 07/20/32	2,685
1,019	Series 2002-54, Class GB, 6.500%, 08/20/32	1,172
1,244	Series 2002-69, Class PO, PO, 02/20/32	1,241
1,634	Series 2002-70, Class PS, IF, IO, 7.463%, 08/20/32	197
1,411	Series 2002-75, Class PB, 6.000%, 11/20/32	1,783
482	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	11
580	Series 2003-4, Class NY, 5.500%, 12/20/13	597
343	Series 2003-8, Class PO, PO, 01/16/32	340
1,874	Series 2003-11, Class SK, IF, IO, 7.462%, 02/16/33	431
777	Series 2003-12, Class SP, IF, IO, 7.463%, 02/20/33	191
295	Series 2003-24, Class PO, PO, 03/16/33	264
5,841	Series 2003-25, Class PZ, 5.500%, 04/20/33	6,854
314	Series 2003-34, Class TO, PO, 02/16/32	313

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
780	Series 2003-40, Class TC, 7.500%, 03/20/33	798
3,156	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,952
1,120	Series 2003-46, Class MG, 6.500%, 05/20/33	1,409
2,072	Series 2003-46, Class TC, 6.500%, 03/20/33	2,436
1,311	Series 2003-52, Class AP, PO, 06/16/33	1,197
3,196	Series 2003-58, Class BE, 6.500%, 01/20/33	3,832
132	Series 2003-60, Class NS, IF, 15.975%, 07/16/33	136
5,135	Series 2003-75, Class ZX, 6.000%, 09/16/33	5,901
863	Series 2003-76, Class LS, IF, IO, 6.963%, 09/20/31	46
210	Series 2003-90, Class PO, PO, 10/20/33	193
2,945	Series 2003-97, Class SA, IF, IO, 6.311%, 11/16/33	602
2,600	Series 2003-112, Class SA, IF, IO, 6.311%, 12/16/33	491
18,418	Series 2003-112, Class TS, IF, IO, 6.713%, 10/20/32	1,827
675	Series 2003-114, Class SH, IF, 14.267%, 11/17/32	870
7,978	Series 2004-11, Class SW, IF, IO, 5.263%, 02/20/34	1,219
3,020	Series 2004-15, Class SA, IF, 19.011%, 12/20/32	3,631
1,026	Series 2004-28, Class S, IF, 19.007%, 04/16/34	1,678
2,151	Series 2004-34, Class JO, PO, 02/20/34	2,148
2,882	Series 2004-46, Class PO, PO, 06/20/34	2,720
5,867	Series 2004-49, Class Z, 6.000%, 06/20/34	7,021
1,185	Series 2004-68, Class PO, PO, 05/20/31	1,181
1,495	Series 2004-71, Class SB, HB, IF, 28.300%, 09/20/34	2,357
1,495	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	1,623
1,414	Series 2004-73, Class AE, IF, 14.364%, 08/17/34	1,857
8,098	Series 2004-73, Class JL, IF, IO, 6.311%, 09/16/34	1,467
765	Series 2004-83, Class AP, IF, 13.741%, 10/16/34	937
446	Series 2004-85, Class PO, PO, 01/17/33	444
845	Series 2004-87, Class SB, IF, 7.398%, 03/17/33	922
919	Series 2004-89, Class LS, HB, IF, 23.509%, 10/16/34	1,594
17,117	Series 2004-90, Class SI, IF, IO, 5.863%, 10/20/34	2,680

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
7,664	Series 2004-96, Class SC, IF, IO, 5.843%, 11/20/34	1,162
8,275	Series 2005-3, Class SB, IF, IO, 5.863%, 01/20/35	1,284
12,344	Series 2005-3, Class SK, IF, IO, 6.513%, 01/20/35	1,993
1,218	Series 2005-6, Class GS, IF, 13.026%, 12/20/32	1,362
3,214	Series 2005-7, Class JM, IF, 16.199%, 05/18/34	3,943
12,811	Series 2005-17, Class SL, IF, IO, 6.463%, 07/20/34	2,152
1,883	Series 2005-35, Class FL, VAR, 0.587%, 03/20/32	1,885
1,150	Series 2005-44, Class SP, IF, 11.726%, 10/20/34	1,365
1,370	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	203
138	Series 2005-65, Class SA, HB, IF, 21.834%, 08/20/35	171
503	Series 2005-66, Class SP, HB, IF, 20.038%, 08/16/35	757
5,883	Series 2005-68, Class DP, IF, 15.860%, 06/17/35	8,310
27,686	Series 2005-68, Class KI, IF, IO, 6.063%, 09/20/35	4,101
6,178	Series 2005-69, Class SY, IF, IO, 6.513%, 11/20/33	908
2,923	Series 2005-72, Class AZ, 5.500%, 09/20/35	3,587
1,261	Series 2005-82, Class PO, PO, 10/20/35	1,195
2,413	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	433
304	Series 2005-93, Class JO, PO, 03/20/31	303
2,329	Series 2006-16, Class OP, PO, 03/20/36	2,141
2,701	Series 2006-20, Class QA, 5.750%, 02/20/36	3,000
3,471	Series 2006-22, Class AO, PO, 05/20/36	3,300
5,934	Series 2006-33, Class Z, 6.500%, 07/20/36	7,325
545	Series 2006-34, Class PO, PO, 07/20/36	519
681	Series 2006-38, Class SW, IF, IO, 6.263%, 06/20/36	87
6,197	Series 2006-38, Class ZK, 6.500%, 08/20/36	7,740
4,150	Series 2006-40, Class VB, 6.000%, 11/20/26	4,228
2,074	Series 2006-57, Class PZ, 5.565%, 10/20/36	2,530
4,254	Series 2006-59, Class SD, IF, IO, 6.463%, 10/20/36	740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
8,174	Series 2006-65, Class SA, IF, IO, 6.563%, 11/20/36	1,281
6,296	Series 2007-9, Class CI, IF, IO, 5.963%, 03/20/37	1,000
10,602	Series 2007-9, Class DI, IF, IO, 6.273%, 03/20/37	1,759
14,958	Series 2007-17, Class AF, VAR, 0.438%, 04/16/37	14,957
9,637	Series 2007-17, Class JI, IF, IO, 6.572%, 04/16/37	1,678
3,739	Series 2007-17, Class JO, PO, 04/16/37	3,435
4,582	Series 2007-19, Class SD, IF, IO, 5.963%, 04/20/37	661
3,164	Series 2007-25, Class FN, VAR, 0.538%, 05/16/37	3,159
10,795	Series 2007-26, Class SC, IF, IO, 5.963%, 05/20/37	1,607
23,920	Series 2007-26, Class SW, IF, IO, 5.963%, 05/20/37	3,759
7,786	Series 2007-27, Class SD, IF, IO, 5.963%, 05/20/37	1,142
830	Series 2007-28, Class BO, PO, 05/20/37	787
10,344	Series 2007-35, Class PO, PO, 06/16/37	9,505
363	Series 2007-35, Class TO, PO, 04/20/35	362
1,434	Series 2007-36, Class HO, PO, 06/16/37	1,317
6,147	Series 2007-36, Class SE, IF, IO, 6.231%, 06/16/37	1,001
8,218	Series 2007-36, Class SJ, IF, IO, 6.013%, 06/20/37	1,303
6,532	Series 2007-40, Class SD, IF, IO, 6.513%, 07/20/37	1,035
10,965	Series 2007-40, Class SN, IF, IO, 6.443%, 07/20/37	1,647
15,811	Series 2007-42, Class SC, IF, IO, 6.513%, 07/20/37	2,666
9,753	Series 2007-45, Class QA, IF, IO, 6.403%, 07/20/37	1,613
1,368	Series 2007-49, Class NO, PO, 12/20/35	1,365
3,226	Series 2007-50, Class AI, IF, IO, 6.538%, 08/20/37	535
6,139	Series 2007-53, Class ES, IF, IO, 6.313%, 09/20/37	1,118
2,269	Series 2007-53, Class SW, IF, 19.494%, 09/20/37	3,316
9,932	Series 2007-57, Class PO, PO, 03/20/37	9,557
8,517	Series 2007-57, Class QA, IF, IO, 6.263%, 10/20/37	1,303

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
8,793	Series 2007-67, Class SI, IF, IO, 6.273%, 11/20/37	1,438
4,223	Series 2007-70, Class TA, 5.750%, 08/20/36	4,412
6,552	Series 2007-71, Class SB, IF, IO, 6.463%, 07/20/36	776
7,504	Series 2007-72, Class US, IF, IO, 6.313%, 11/20/37	1,261
8,267	Series 2007-73, Class MI, IF, IO, 5.763%, 11/20/37	1,195
5,346	Series 2007-74, Class SL, IF, IO, 6.302%, 11/16/37	911
16,083	Series 2007-76, Class SB, IF, IO, 6.263%, 11/20/37	2,495
12,144	Series 2007-79, Class SY, IF, IO, 6.313%, 12/20/37	2,087
9,356	Series 2007-82, Class SA, IF, IO, 6.293%, 12/20/37	1,553
621	Series 2008-1, Class PO, PO, 01/20/38	589
872	Series 2008-7, Class SK, IF, 19.239%, 11/20/37	1,253
1,226	Series 2008-7, Class SP, IF, 12.926%, 10/20/37	1,519
2,467	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	346
2,391	Series 2008-20, Class PO, PO, 09/20/37	2,305
1,025	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	86
5,638	Series 2008-25, Class SB, IF, IO, 6.663%, 03/20/38	1,049
2,486	Series 2008-29, Class PO, PO, 02/17/33	2,376
13,469	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	1,828
3,721	Series 2008-33, Class XS, IF, IO, 7.462%, 04/16/38	605
6,000	Series 2008-36, Class AY, 5.000%, 04/16/23	7,054
10,602	Series 2008-36, Class SH, IF, IO, 6.063%, 04/20/38	1,661
23,258	Series 2008-40, Class SA, IF, IO, 6.162%, 05/16/38	4,802
8,954	Series 2008-41, Class SA, IF, IO, 6.103%, 05/20/38	1,279
1,012	Series 2008-43, Class NA, 5.500%, 11/20/37	1,085
3,500	Series 2008-50, Class KB, 6.000%, 06/20/38	4,084
3,224	Series 2008-55, Class SA, IF, IO, 5.963%, 06/20/38	481
12,844	Series 2008-60, Class CS, IF, IO, 5.913%, 07/20/38	1,975

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,218	Series 2008-60, Class PO, PO, 01/20/38	2,177
1,361	Series 2008-64, Class ED, 6.500%, 04/20/28	1,488
10,000	Series 2008-65, Class ME, 5.750%, 09/20/37	10,785
10,798	Series 2008-69, Class QD, 5.750%, 07/20/38	12,099
4,928	Series 2008-71, Class SC, IF, IO, 5.763%, 08/20/38	672
13,026	Series 2008-76, Class US, IF, IO, 5.663%, 09/20/38	1,811
7,056	Series 2008-79, Class CS, IF, 6.563%, 06/20/35	7,618
24,436	Series 2008-81, Class S, IF, IO, 5.963%, 09/20/38	3,666
11,313	Series 2008-93, Class AS, IF, IO, 5.463%, 12/20/38	1,590
24,264	Series 2008-95, Class DS, IF, IO, 7.063%, 12/20/38	4,324
7,196	Series 2008-96, Class SL, IF, IO, 5.763%, 12/20/38	1,142
7,774	Series 2009-6, Class SA, IF, IO, 5.861%, 02/16/39	1,300
7,473	Series 2009-6, Class SH, IF, IO, 5.803%, 02/20/39	1,074
11,853	Series 2009-10, Class SA, IF, IO, 5.713%, 02/20/39	1,661
4,482	Series 2009-10, Class SL, IF, IO, 6.262%, 03/16/34	480
9,368	Series 2009-11, Class SC, IF, IO, 5.911%, 02/16/39	1,552
3,317	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	713
6,768	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	1,308
21,342	Series 2009-22, Class SA, IF, IO, 6.033%, 04/20/39	3,092
10,765	Series 2009-24, Class DS, IF, IO, 6.063%, 03/20/39	1,176
5,729	Series 2009-25, Class SE, IF, IO, 7.363%, 09/20/38	941
11,548	Series 2009-31, Class ST, IF, IO, 6.113%, 03/20/39	1,523
13,900	Series 2009-31, Class TS, IF, IO, 6.063%, 03/20/39	1,817
3,433	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	482
3,504	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	620

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
8,658	Series 2009-35, Class SN, IF, IO, 6.162%, 12/16/38	1,047
17,664	Series 2009-42, Class SC, IF, IO, 5.843%, 06/20/39	2,555
12,257	Series 2009-43, Class SA, IF, IO, 5.713%, 06/20/39	1,649
9,782	Series 2009-44, Class MV, 6.000%, 04/20/20	11,084
3,513	Series 2009-44, Class VA, 5.500%, 05/16/20	3,818
24,768	Series 2009-64, Class SN, IF, IO, 5.861%, 07/16/39	3,312
4,599	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	824
15,769	Series 2009-72, Class SM, IF, IO, 6.011%, 08/16/39	2,118
3,070	Series 2009-75, Class MN, 5.500%, 09/20/39	3,734
12,387	Series 2009-79, Class OK, PO, 11/16/37	11,521
24,356	Series 2009-81, Class SB, IF, IO, 5.853%, 09/20/39	3,993
10,859	Series 2009-83, Class TS, IF, IO, 5.863%, 08/20/39	1,535
4,133	Series 2009-89, Class VA, 5.000%, 07/20/20	4,712
38,092	Series 2009-102, Class SM, IF, IO, 6.162%, 06/16/39	4,298
3,407	Series 2009-104, Class AB, 7.000%, 08/16/39	4,174
17,025	Series 2009-106, Class AS, IF, IO, 6.162%, 11/16/39	2,685
61,861	Series 2009-106, Class ST, IF, IO, 5.763%, 02/20/38	9,400
5,649	Series 2009-121, Class VA, 5.500%, 11/20/20	6,505
5,672	Series 2010-14, Class AO, PO, 12/20/32	5,534
2,281	Series 2010-14, Class BO, PO, 11/20/35	2,163
4,499	Series 2010-14, Class CO, PO, 08/20/35	3,910
578	Series 2010-14, Class EO, PO, 06/16/33	574
25,948	Series 2010-14, Class QP, 6.000%, 12/20/39	28,313
4,504	Series 2010-41, Class WA, VAR, 5.849%, 10/20/33	5,102
2,821	Series 2010-103, Class WA, VAR, 5.757%, 08/20/34	3,268
3,636	Series 2010-129, Class AW, VAR, 6.133%, 04/20/37	4,158
23,608	Series 2010-130, Class CP, 7.000%, 10/16/40	27,835

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
20,373	Series 2010-157, Class OP, PO, 12/20/40	17,754
4,401	Series 2011-17, Class FP, VAR, 0.637%, 09/20/40	4,417
1,643	Series 2011-22, Class WA, VAR, 5.947%, 02/20/37	1,853
5,945	Series 2011-43, Class ZQ, 5.500%, 01/16/33	7,175
20,489	Series 2011-75, Class SM, IF, IO, 6.363%, 05/20/41	3,307
6,390	Series 2011-97, Class WA, VAR, 6.050%, 11/20/38	7,294
8,933	Series 2011-137, Class WA, VAR, 5.538%, 07/20/40	10,134
24,764	Series 2011-163, Class WA, VAR, 5.767%, 12/20/38	27,500
11,629	Series 2012-59, Class WA, VAR, 5.585%, 08/20/38	13,310
31,506	Series 2012-61, Class FM, VAR, 0.639%, 05/16/42	31,609
98,305	Series 2012-H10, Class FA, VAR, 0.795%, 12/20/61	98,356
	NCUA Guaranteed Notes,
69,584	Series 2010-C1, Class APT, 2.650%, 10/29/20	73,367
29,724	Series 2010-R3, Class 1A, VAR, 0.804%, 12/08/20	29,902
7,736	Series 2010-R3, Class 3A, 2.400%, 12/08/20	7,922
	Vendee Mortgage Trust,
10,494	Series 1993-1, Class ZB, 7.250%, 02/15/23	12,172
2,099	Series 1994-1, Class 1, VAR, 5.628%, 02/15/24	2,388
7,541	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	8,552
3,060	Series 1996-1, Class 1Z, 6.750%, 02/15/26	3,579
1,453	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,725
4,350	Series 1997-1, Class 2Z, 7.500%, 02/15/27	5,162
2,930	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,527

		5,728,667

	Non-Agency CMO — 9.4%
4,032	AAM ACE Resecuritization Trust, Series 2011-1, Class A20, VAR, 0.478%, 02/02/37 (e)	3,860
	American General Mortgage Loan Trust,
3,160	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	3,312
24,489	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	24,575
16,389	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	16,598

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
33,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	34,049
7,637	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	7,790
4,487	Series 2010-1A, Class A2, VAR, 5.650%, 03/25/58 (e)	4,715
9,499	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	9,932
4,500	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	4,625
8,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.339%, 09/25/35	3,963
	ASG Resecuritization Trust,
5,190	Series 2009-1, Class A60, VAR, 2.490%, 06/26/37 (e)	5,164
13,848	Series 2009-2, Class A55, VAR, 5.199%, 05/24/36 (e)	13,714
5,300	Series 2009-2, Class G60, VAR, 5.199%, 05/24/36 (e)	5,183
31,006	Series 2009-3, Class A65, VAR, 2.608%, 03/26/37 (e)	30,489
15,640	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	16,201
3,610	Series 2009-5, Class A50, VAR, 7.077%, 02/28/37 (e)	3,613
6,581	Series 2010-1, Class A85, VAR, 0.635%, 02/27/36 (e)	6,383
12,885	Series 2010-2, Class A60, VAR, 2.145%, 01/28/37 (e)	12,506
7,827	Series 2010-3, Class 2A22, VAR, 0.485%, 10/28/36 (e)	7,730
4,922	Series 2010-4, Class 1A22, VAR, 0.438%, 07/28/36 (e) (f) (i)	4,836
2,536	Series 2010-4, Class 2A20, VAR, 0.430%, 11/28/36 (e)	2,479
4,742	Series 2011-1, Class 1A85, 4.000%, 09/28/20 (e)	4,761
8,760	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	9,089
8,335	Series 2011-1, Class 3A50, VAR, 2.720%, 11/28/35 (e) (f) (i)	8,047
1,775	Series 2011-2, Class A48S, HB, IF, 23.297%, 02/28/36 (e)	2,432
	Banc of America Alternative Loan Trust,
343	Series 2003-1, Class APO, PO, 02/25/33	248
7,387	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	7,519

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
4,948	Series 2003-7, Class 2A4, 5.000%, 09/25/18	5,070
5,718	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	5,868
7,723	Series 2003-11, Class 1A1, 6.000%, 01/25/34	8,043
6,251	Series 2003-11, Class 2A1, 6.000%, 01/25/34	6,531
831	Series 2003-11, Class PO, PO, 01/25/34	615
2,215	Series 2004-1, Class 1A1, 6.000%, 02/25/34	2,271
1,932	Series 2004-1, Class 5A1, 5.500%, 02/25/19	1,969
403	Series 2004-6, Class 15PO, PO, 07/25/19	337
771	Series 2004-6, Class 3A2, 6.000%, 07/25/34	785
3,017	Series 2004-8, Class 3A1, 5.500%, 09/25/19	3,057
1,278	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	1,175
3,615	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	618
	Banc of America Funding Corp.,
1,103	Series 2004-1, Class PO, PO, 03/25/34	865
1,364	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	1,438
2,716	Series 2004-C, Class 1A1, VAR, 5.055%, 12/20/34	2,741
1,549	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,643
1,365	Series 2005-7, Class 30PO, PO, 11/25/35	1,058
557	Series 2005-8, Class 30PO, PO, 01/25/36	415
3,042	Series 2005-E, Class 4A1, VAR, 2.645%, 03/20/35	2,998
1,295	Series 2006-1, Class XPO, PO, 01/25/36	874
14,937	Series 2010-R11A, Class 1A6, VAR, 5.362%, 08/26/35 (e)	15,857
2,181	Series 2010-R4, Class 5A1, VAR, 0.385%, 07/26/36 (e)	2,134
5,783	Series 2010-R5, Class 1A1, 5.500%, 10/26/37 (e)	6,069
	Banc of America Mortgage Securities, Inc.,
7,123	Series 2003-3, Class 1A7, 5.500%, 05/25/33	7,313
2,405	Series 2003-3, Class 2A1, VAR, 0.786%, 05/25/18	2,296
896	Series 2003-5, Class 3A1, 7.500%, 02/25/31	951

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,094	Series 2003-6, Class 2A1, VAR, 0.685%, 08/25/18	1,047
151	Series 2003-7, Class A2, 4.750%, 09/25/18	156
544	Series 2003-8, Class APO, PO, 11/25/33	509
1,206	Series 2003-C, Class 3A1, VAR, 3.090%, 04/25/33	1,233
3,753	Series 2003-E, Class 2A2, VAR, 3.133%, 06/25/33	3,766
265	Series 2004-1, Class APO, PO, 02/25/34	252
3,143	Series 2004-3, Class 15IO, IO, VAR, 0.258%, 04/25/19	15
16,500	Series 2004-3, Class 1A26, 5.500%, 04/25/34	16,910
177	Series 2004-4, Class APO, PO, 05/25/34	167
3,840	Series 2004-5, Class 2A2, 5.500%, 06/25/34	3,966
1,131	Series 2004-5, Class 4A1, 4.750%, 06/25/19	1,168
15,300	Series 2004-6, Class 1A3, 5.500%, 05/25/34	15,993
602	Series 2004-6, Class 2A7, 5.500%, 07/25/34	629
1,031	Series 2004-6, Class APO, PO, 07/25/34	965
79	Series 2004-8, Class 5PO, PO, 05/25/32	76
366	Series 2004-8, Class XPO, PO, 10/25/34	349
1,570	Series 2004-9, Class 3A1, 6.500%, 09/25/32	1,658
122	Series 2004-9, Class 3PO, PO, 09/25/32	118
2,255	Series 2004-J, Class 3A1, VAR, 2.916%, 11/25/34	2,084
3,732	Series 2005-1, Class 2A1, 5.000%, 02/25/20	3,953
	BCAP LLC Trust,
9,026	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	9,203
204	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	203
12,599	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	12,355
6,912	Series 2009-RR14, Class 3A2, VAR, 2.896%, 08/26/35 (e)	6,462
1,947	Series 2009-RR14, Class 4A1, VAR, 2.817%, 03/26/36 (e)	1,944
7,445	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	7,649
2,377	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	2,405

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
7,594	Series 2010-RR12, Class 4A5, VAR, 2.922%, 10/26/36 (e)	7,614
2,660	Series 2010-RR4, Class 12A1, VAR, 4.000%, 07/26/36 (e) (f) (i)	2,644
1,457	Series 2010-RR4, Class 2A1, VAR, 0.986%, 06/26/37 (e)	1,444
1,682	Series 2010-RR5, Class 1A4, VAR, 2.234%, 11/26/37 (e)	1,656
10,322	Series 2010-RR5, Class 2A5, VAR, 5.240%, 04/26/37 (e)	10,322
5,806	Series 2010-RR6, Class 22A3, VAR, 4.934%, 06/26/36 (e)	5,881
2,364	Series 2010-RR6, Class 5A1, VAR, 5.381%, 11/26/37 (e)	2,356
4,864	Series 2010-RR7, Class 15A1, VAR, 1.035%, 01/26/36 (e)	4,597
9,029	Series 2010-RR7, Class 16A1, VAR, 0.848%, 02/26/47 (e)	8,427
10,103	Series 2010-RR7, Class 1A5, VAR, 5.017%, 04/26/35 (e)	9,844
23,308	Series 2010-RR7, Class 2A1, VAR, 2.445%, 07/26/45 (e)	21,863
5,581	Series 2010-RR8, Class 3A3, VAR, 5.070%, 05/26/35 (e)	5,620
10,000	Series 2010-RR8, Class 3A4, VAR, 5.070%, 05/26/35 (e)	9,058
7,152	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	7,222
8,235	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	8,365
21,683	Series 2011-RR10, Class 2A1, VAR, 4.326%, 09/26/37 (e)	19,186
5,791	Series 2011-RR2, Class 3A3, VAR, 3.031%, 11/21/35 (e)	5,782
15,716	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (f) (i)	15,233
20,338	Series 2011-RR5, Class 11A3, VAR, 0.385%, 05/28/36 (e)	18,022
13,293	Series 2011-RR5, Class 14A3, VAR, 2.933%, 07/26/36 (e) (f) (i)	12,817
7,933	Series 2012-RR1, Class 5A1, VAR, 6.546%, 07/26/37 (e) (f) (i)	8,205
21,410	Series 2012-RR2, Class 1A1, VAR, 0.406%, 08/26/36 (e) (f) (i)	20,301
36,095	Series 2012-RR3, Class 2A5, 4.930%, 05/26/37 (e)	35,297
15,250	Series 2012-RR4, Class 8A3, VAR, 0.467%, 06/26/47 (e)	13,703

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Bear Stearns Adjustable Rate Mortgage Trust,
3,758	Series 2003-2, Class A5, VAR, 2.484%, 01/25/33 (e)	3,484
400	Series 2003-7, Class 3A, VAR, 2.713%, 10/25/33	401
4,761	Series 2004-2, Class 14A, VAR, 5.090%, 05/25/34	4,848
13,026	Series 2005-5, Class A1, VAR, 2.240%, 08/25/35	13,195
10,003	Series 2006-1, Class A1, VAR, 2.370%, 02/25/36	9,156
6,122	Bear Stearns Alt-A Trust, Series 2005-2, Class 1A1, VAR, 0.736%, 03/25/35	5,616
	Cendant Mortgage Corp.,
615	Series 2003-8, Class 1P, PO, 10/25/33	580
246	Series 2004-1, Class P, PO, 02/25/34	222
	Chase Mortgage Finance Corp.,
2,125	Series 2003-S10, Class A1, 4.750%, 11/25/18	2,191
747	Series 2003-S2, Class A1, 5.000%, 03/25/18	765
469	Series 2003-S6, Class A1, 5.000%, 06/25/18	477
1,236	Series 2003-S9, Class AP, PO, 10/25/18	1,232
5,234	Series 2007-A1, Class 2A1, VAR, 3.000%, 02/25/37	5,341
836	Series 2007-A1, Class 7A1, VAR, 2.937%, 02/25/37	839
2,344	Series 2007-A1, Class 9A1, VAR, 2.947%, 02/25/37	2,383
2,142	Series 2007-A2, Class 1A1, VAR, 3.083%, 07/25/37	2,071
3,128	Series 2007-A2, Class 2A1, VAR, 2.872%, 07/25/37	3,269
	Citicorp Mortgage Securities, Inc.,
1,807	Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,835
6,332	Series 2004-4, Class A4, 5.500%, 06/25/34	6,635
525	Series 2004-5, Class 2A5, 4.500%, 08/25/34	544
1,016	Series 2006-1, Class 2A1, 5.000%, 02/25/21	1,066
3,978	Series 2006-4, Class 1A2, 6.000%, 08/25/36	4,061
	Citigroup Mortgage Loan Trust, Inc.,
2,707	Series 2003-1, Class 2A5, 5.250%, 10/25/33	2,766
433	Series 2003-1, Class 2A6, PO, 10/25/33	408
390	Series 2003-1, Class PO2, PO, 10/25/33	365

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
298	Series 2003-1, Class PO3, PO, 09/25/33	281
14	Series 2003-1, Class WPO1, PO, 06/25/16	14
318	Series 2003-UP3, Class A3, 7.000%, 09/25/33	330
1,466	Series 2003-UST1, Class A1, 5.500%, 12/25/18	1,532
273	Series 2003-UST1, Class PO1, PO, 12/25/18	272
158	Series 2003-UST1, Class PO3, PO, 12/25/18	157
1,229	Series 2004-UST1, Class A6, VAR, 5.060%, 08/25/34	1,259
580	Series 2005-1, Class 2A1A, VAR, 2.845%, 04/25/35	383
3,887	Series 2005-2, Class 2A11, 5.500%, 05/25/35	3,981
1,605	Series 2005-5, Class 1A2, VAR, 3.180%, 08/25/35	929
19,437	Series 2008-AR4, Class 1A1A, VAR, 3.040%, 11/25/38 (e)	19,448
4,324	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	4,558
3,868	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	4,106
12,402	Series 2009-10, Class 1A1, VAR, 2.449%, 09/25/33 (e)	12,416
9,497	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	9,981
12,491	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	12,868
2,612	Series 2010-3, Class 4A1, VAR, 2.520%, 02/25/36 (e)	2,569
5,236	Series 2010-7, Class 10A1, VAR, 2.610%, 02/25/35 (e)	5,271
74,622	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	77,274
76,003	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	78,961
5,269	Series 2010-10, Class 2A1, VAR, 2.610%, 02/25/36 (e)	5,294
8,613	Series 2010-12, Class 4A1, VAR, 0.457%, 07/20/36 (e)	8,200
3,291	Series 2011-3, Class 1A1, VAR, 0.316%, 02/25/47 (e)	3,259
5,938	Series 2011-10, Class 4A1, VAR, 0.435%, 02/25/46 (e) (f) (i)	5,650
	Countrywide Alternative Loan Trust,
1,718	Series 2002-8, Class A4, 6.500%, 07/25/32	1,799
284	Series 2002-12, Class PO, PO, 11/25/32	235
2,882	Series 2002-18, Class M, 6.000%, 02/25/33	2,783

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
456	Series 2003-6T2, Class A6, 5.500%, 06/25/33	435
11,618	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	11,473
2,630	Series 2004-14T2, Class A5, 5.500%, 08/25/34	2,664
5,368	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	5,485
669	Series 2005-5R, Class A1, 5.250%, 12/25/18	675
7,435	Series 2005-1CB, Class 1A6, IF, IO, 6.865%, 03/25/35	1,824
17,917	Series 2005-20CB, Class 3A8, IF, IO, 4.515%, 07/25/35	2,024
17,860	Series 2005-22T1, Class A2, IF, IO, 4.835%, 06/25/35	2,774
7,350	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	6,713
233	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	201
56,678	Series 2005-37T1, Class A2, IF, IO, 4.814%, 09/25/35	8,953
8,673	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	7,516
35,218	Series 2005-54CB, Class 1A2, IF, IO, 4.615%, 11/25/35	5,126
102	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	88
3,337	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	2,761
12,851	Series 2005-J1, Class 1A4, IF, IO, 4.865%, 02/25/35	1,774
315	Series 2007-21CB, Class 2A6, 6.000%, 09/25/37 (f) (i)	8
	Countrywide Home Loan Mortgage Pass-Through Trust,
384	Series 2002-18, Class PO, PO, 11/25/32	326
1,632	Series 2002-22, Class A20, 6.250%, 10/25/32	1,705
3,194	Series 2003-26, Class 1A6, 3.500%, 08/25/33	3,191
1,084	Series 2003-29, Class A1, 5.500%, 08/25/33	1,125
51	Series 2003-34, Class A6, 5.250%, 09/25/33	51
8,968	Series 2003-39, Class A6, 5.000%, 10/25/33	9,284
825	Series 2003-44, Class A9, PO, 10/25/33	822

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
8,280	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	8,554
181	Series 2003-J13, Class PO, PO, 01/25/34	172
1,151	Series 2003-J7, Class 4A3, IF, 9.469%, 08/25/18	1,262
1,738	Series 2004-3, Class A26, 5.500%, 04/25/34	1,800
1,181	Series 2004-3, Class A4, 5.750%, 04/25/34	1,222
6,993	Series 2004-5, Class 1A4, 5.500%, 06/25/34	7,281
340	Series 2004-7, Class 2A1, VAR, 2.983%, 06/25/34	337
4,912	Series 2004-8, Class 2A1, 4.500%, 06/25/19	5,002
585	Series 2004-HYB1, Class 2A, VAR, 2.867%, 05/20/34	561
2,560	Series 2004-HYB3, Class 2A, VAR, 2.813%, 06/20/34	2,277
1,564	Series 2004-HYB6, Class A3, VAR, 2.698%, 11/20/34	1,330
377	Series 2004-J6, Class 2A1, 4.750%, 07/25/14	381
448	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	461
970	Series 2005-14, Class A2, 5.500%, 07/25/35	962
1,000	Series 2005-16, Class A23, 5.500%, 09/25/35	1,022
6,209	Series 2005-22, Class 2A1, VAR, 2.723%, 11/25/35	4,665
299	Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	222
	Credit Suisse Mortgage Capital Certificates,
8,800	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	8,947
636	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	634
7,500	Series 2010-16, Class A3, VAR, 4.250%, 06/25/50 (e)	7,019
3,148	Series 2010-16, Class A4, VAR, 4.250%, 06/25/50 (e)	2,578
3,750	Series 2010-1R, Class 26A1, 4.750%, 05/27/37 (e)	3,751
4,169	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	4,315
985	Series 2010-11R, Class A1, VAR, 1.234%, 06/28/47 (e)	962
5,346	Series 2010-12R, Class 14A1, VAR, 2.879%, 09/26/46 (e)	5,318

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
4,393	Series 2010-12R, Class 5A1, VAR, 3.000%, 04/26/37 (e)	4,364
1,890	Series 2010-15R, Class 7A1, VAR, 1.675%, 10/26/37 (e)	1,861
3,010	Series 2010-15R, Class 7A2, VAR, 1.675%, 10/26/37 (e)	2,875
6,191	Series 2010-17R, Class 1A1, VAR, 2.663%, 06/26/36 (e)	5,988
5,139	Series 2010-17R, Class 5A1, VAR, 2.948%, 07/26/36 (e)	5,104
38,246	Series 2011-1R, Class A1, VAR, 1.235%, 02/27/47 (e)	37,673
6,476	Series 2011-6R, Class 3A1, VAR, 2.948%, 07/28/36 (e)	6,107
33,609	Series 2011-7R, Class A1, VAR, 1.485%, 08/28/47 (e)	33,049
46,440	Series 2011-9R, Class A1, VAR, 2.234%, 03/27/46 (e)	46,295
26,777	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	27,218
7,617	Series 2012-2R, Class 2A1, VAR, 2.766%, 03/27/47 (e) (f) (i)	7,350
25,434	Series 2012-3R, Class 1A1, VAR, 3.250%, 07/27/37 (e)	25,611
	CS First Boston Mortgage Securities Corp.,
55	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	57
1,856	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,937
3,861	Series 2003-21, Class 1A4, 5.250%, 09/25/33	3,905
2,153	Series 2003-23, Class 1P, PO, 10/25/33	2,008
1,679	Series 2003-23, Class 2A5, 5.000%, 10/25/18	1,728
443	Series 2003-25, Class 2A1, 4.500%, 10/25/18	455
6,719	Series 2003-27, Class 5A3, 5.250%, 11/25/33	6,924
2,086	Series 2003-27, Class 5A4, 5.250%, 11/25/33	2,165
1,236	Series 2003-AR15, Class 3A1, VAR, 2.988%, 06/25/33	1,225
3,269	Series 2004-4, Class 2A4, 5.500%, 09/25/34	3,418
2,764	Series 2004-5, Class 3A1, 5.250%, 08/25/19	2,841
89	Series 2004-5, Class 5P, PO, 08/25/19	89
4,967	Series 2004-8, Class 1A4, 5.500%, 12/25/34	5,232

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,703	Series 2004-8, Class 3A5, 5.500%, 12/25/34	1,753
375	Series 2005-4, Class 3A24, IF, 18.162%, 06/25/35	409
723	Series 2005-9, Class AP, PO, 10/25/35	434
6,785	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	1,529
405	Series 2005-10, Class AP, PO, 11/25/35	205
	Deutsche ALT-A Securities, Inc., Alternate Loan Trust,
2,065	Series 2005-1, Class 2A1, VAR, 5.626%, 02/25/20	2,131
3,088	Series 2005-3, Class 1A1, VAR, 5.301%, 06/25/20	3,158
	Deutsche Mortgage Securities, Inc.,
149	Series 2004-1, Class 2APO, PO, 10/25/18	128
3,700	Series 2009-RS2, Class 4A1, VAR, 0.375%, 04/26/37 (e)	3,589
1,577	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	1,583
4,499	Series 2010-RS2, Class A1, VAR, 1.483%, 06/28/47 (e)	4,502
	First Boston Mortgage Securities Corp. 1987 STRIPS,
31	Series C, Class IO, IO, 10.965%, 04/25/17	4
17	Series C, Class PO, PO, 04/25/17	17
	First Horizon Alternative Mortgage Securities,
3,526	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	2,848
22,584	Series 2007-FA4, Class 1A2, IF, IO, 5.415%, 08/25/37	4,048
	First Horizon Asset Securities, Inc.,
162	Series 2003-7, Class 2A1, 4.500%, 09/25/18	167
1,754	Series 2003-8, Class 2A1, 4.500%, 09/25/18	1,786
3,425	Series 2003-9, Class 1A6, 5.500%, 11/25/33	3,473
2,119	Series 2004-AR2, Class 2A1, VAR, 2.626%, 05/25/34	2,090
425	Series 2004-AR7, Class 2A1, VAR, 2.616%, 02/25/35	423
798	Series 2004-AR7, Class 2A2, VAR, 2.616%, 02/25/35	791
5,490	Series 2005-AR1, Class 2A2, VAR, 2.625%, 04/25/35	5,540
	Freedom Trust,
2,645	Series 2011-3, Class A11, VAR, 5.000%, 09/01/51 (e)	2,659

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
10,700	Series 2011-4, Class A18, VAR, 3.664%, 03/25/37 (e)	10,673
	GMAC Mortgage Corp. Loan Trust,
11,703	Series 2003-AR1, Class A4, VAR, 3.136%, 10/19/33	12,025
7,316	Series 2003-AR2, Class 2A4, VAR, 3.009%, 12/19/33	7,420
778	Series 2003-J7, Class A10, 5.500%, 11/25/33	822
9,107	Series 2003-J7, Class A7, 5.000%, 11/25/33	9,495
480	Series 2003-J8, Class A, 5.250%, 12/25/33	498
5,791	Series 2004-J5, Class A7, 6.500%, 01/25/35	5,965
2,833	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	2,911
807	Series 2005-AR3, Class 3A3, VAR, 3.338%, 06/19/35	817
5,000	Series 2005-AR3, Class 3A4, VAR, 3.338%, 06/19/35	4,647
	GSMPS Mortgage Loan Trust,
1,197	Series 2004-4, Class 1AF, VAR, 0.635%, 06/25/34 (e)	1,020
2,218	Series 2005-RP2, Class 1AF, VAR, 0.585%, 03/25/35 (e)	1,835
13,193	Series 2005-RP3, Class 1AF, VAR, 0.585%, 09/25/35 (e)	10,667
9,725	Series 2005-RP3, Class 1AS, IO, VAR, 5.055%, 09/25/35 (e)	1,463
	GSR Mortgage Loan Trust,
1,414	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	1,440
668	Series 2003-6F, Class A2, VAR, 0.635%, 09/25/32	629
6,219	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	6,537
2,471	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	2,636
100	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	101
1,065	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	1,052
60	Series 2004-15F, Class AP, PO, 12/25/34	59
3,653	Series 2005-5F, Class 8A3, VAR, 0.735%, 06/25/35	3,467
8,571	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	8,484
435	Series 2005-AR6, Class 3A1, VAR, 2.613%, 09/25/35	427

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
4,000	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	3,768
12,398	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	11,548
12,371	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	12,749
3,870	Impac CMB Trust, Series 2005-4, Class 2A1, VAR, 0.536%, 05/25/35	3,763
	Impac Secured Assets CMN Owner Trust,
1,964	Series 2003-2, Class A1, 5.500%, 08/25/33	2,062
93	Series 2004-3, Class 1A4, VAR, 1.036%, 11/25/34	90
9,666	Series 2006-1, Class 2A1, VAR, 0.586%, 05/25/36	9,527
19,391	Series 2006-2, Class 2A1, VAR, 0.586%, 08/25/36	19,518
27,015	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.000%, 08/25/35	135
7,767	Jefferies & Co., Inc., Series 2011-R2, Class A1, VAR, 4.500%, 10/26/36 (e)	7,826
	JP Morgan Mortgage Trust,
1,516	Series 2004-A3, Class 4A1, VAR, 3.045%, 07/25/34	1,525
2,674	Series 2004-A4, Class 1A1, VAR, 3.028%, 09/25/34	2,733
1,800	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	1,852
7,145	Series 2005-A1, Class 3A4, VAR, 4.999%, 02/25/35	7,362
459	Series 2005-A1, Class 5A1, VAR, 4.428%, 02/25/35	463
35,655	Series 2006-A2, Class 4A1, VAR, 3.014%, 08/25/34	35,841
20,255	Series 2006-A2, Class 5A3, VAR, 2.710%, 11/25/33	20,600
5,075	Series 2006-A3, Class 6A1, VAR, 2.987%, 08/25/34	4,991
3,387	Series 2007-A1, Class 5A1, VAR, 2.912%, 07/25/35	3,344
1,355	Series 2007-A1, Class 5A2, VAR, 2.912%, 07/25/35	1,366
	JP Morgan Reremic,
5,905	Series 2009-6, Class 4A1, VAR, 5.541%, 09/26/36 (e)	5,845
5,553	Series 2010-4, Class 7A1, VAR, 3.018%, 08/26/35 (e)	5,458

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Lehman Mortgage Trust,
2,003	Series 2006-2, Class 1A1, VAR, 6.446%, 04/25/36	1,940
1,791	Series 2007-6, Class 1A8, 6.000%, 07/25/37	1,465
9,362	Series 2008-2, Class 1A6, 6.000%, 03/25/38	8,945
	LVII Resecuritization Trust,
10,159	Series 2009-2, Class A5, VAR, 3.000%, 09/27/37 (e)	10,197
12,557	Series 2009-2, Class M3, VAR, 5.412%, 09/27/37 (e)	13,177
8,000	Series 2009-3, Class M3, VAR, 5.559%, 11/27/37 (e)	8,475
10,000	Series 2009-3, Class M4, VAR, 5.559%, 11/27/37 (e)	10,572
	MASTR Adjustable Rate Mortgages Trust,
1,333	Series 2004-3, Class 4A2, VAR, 2.605%, 04/25/34	1,328
9,681	Series 2004-13, Class 2A1, VAR, 2.634%, 04/21/34	9,749
4,631	Series 2004-13, Class 3A6, VAR, 2.623%, 11/21/34	4,717
692	Series 2004-15, Class 3A1, VAR, 3.077%, 12/25/34	618
	MASTR Alternative Loans Trust,
3,227	Series 2003-9, Class 2A1, 6.000%, 12/25/33	3,411
573	Series 2003-9, Class 8A1, 6.000%, 01/25/34	608
1,739	Series 2004-3, Class 2A1, 6.250%, 04/25/34	1,775
5,018	Series 2004-3, Class 3A1, 6.000%, 04/25/34	5,164
969	Series 2004-6, Class 30PO, PO, 07/25/34	836
537	Series 2004-6, Class 7A1, 6.000%, 07/25/34	542
865	Series 2004-7, Class 30PO, PO, 08/25/34	649
2,420	Series 2004-8, Class 6A1, 5.500%, 09/25/19	2,466
761	Series 2004-10, Class 1A1, 4.500%, 09/25/19	779
2,770	Series 2005-6, Class 3A1, 5.500%, 11/25/20	2,715
	MASTR Asset Securitization Trust,
489	Series 2003-2, Class 1A1, 5.000%, 03/25/18	504
304	Series 2003-2, Class 2A1, 4.500%, 03/25/18	310

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
968	Series 2003-2, Class 2A10, 4.500%, 03/25/18	986
304	Series 2003-8, Class 1A1, 5.500%, 09/25/33	317
586	Series 2003-9, Class 15PO, PO, 10/25/18	582
530	Series 2003-9, Class 2A7, 5.500%, 10/25/33	553
336	Series 2003-11, Class 3A1, 4.500%, 12/25/18	345
363	Series 2003-12, Class 30PO, PO, 12/25/33	339
757	Series 2003-12, Class 6A1, 5.000%, 12/25/33	776
227	Series 2004-1, Class 30PO, PO, 02/25/34	183
5,439	Series 2004-4, Class 1A6, 5.250%, 12/26/33	5,547
108	Series 2004-4, Class 3A1, 4.500%, 04/25/19	110
344	Series 2004-6, Class 15PO, PO, 05/25/19	341
1,160	Series 2004-8, Class 1A1, 4.750%, 08/25/19	1,203
223	Series 2004-8, Class PO, PO, 08/25/19	222
882	Series 2004-9, Class 5A1, 5.250%, 09/25/19	913
3,210	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	3,386
2,300	Series 2006-2, Class 1A30, 6.000%, 06/25/36	2,146
	MASTR Reperforming Loan Trust,
18,167	Series 2005-2, Class 1A1F, VAR, 0.585%, 05/25/35 (e)	13,859
2,155	Series 2006-2, Class 1A1, VAR, 5.221%, 05/25/36 (e)	2,013
4,242	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	3,309
313	Medallion Trust, (Australia), Series 2004-1G, Class A1, VAR, 0.557%, 05/25/35	312
	Mellon Residential Funding Corp.,
8,033	Series 2000-TBC2, Class A1, VAR, 0.719%, 06/15/30	8,039
1,828	Series 2000-TBC3, Class A1, VAR, 0.680%, 12/15/30	1,815
	Merrill Lynch Mortgage Investors, Inc.,
2,079	Series 2003-A5, Class 2A6, VAR, 2.684%, 08/25/33	2,105
3,565	Series 2004-A4, Class A2, VAR, 2.584%, 08/25/34	3,604
6,667	Series 2005-A2, Class A1, VAR, 2.530%, 02/25/35	6,069

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
5,288		Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3, Class 1A3, VAR, 1.480%, 06/25/37	5,240
85		Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	94
		MLCC Mortgage Investors, Inc.,
2,815		Series 2003-E, Class A1, VAR, 0.855%, 10/25/28	2,662
3,866		Series 2004-1, Class 2A1, VAR, 2.514%, 12/25/34	3,969
4,179		Series 2004-C, Class A2, VAR, 1.337%, 07/25/29	4,148
		Morgan Stanley Mortgage Loan Trust,
7,888		Series 2004-3, Class 4A, VAR, 5.669%, 04/25/34	8,040
2,253		Series 2004-9, Class 4A, VAR, 5.426%, 11/25/19	2,311
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 15,218.000%, 04/20/21	16
2,237		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.556%, 02/25/35	1,978
		Nomura Asset Acceptance Corp.,
936		Series 2003-A1, Class A1, 5.500%, 05/25/33	979
294		Series 2003-A1, Class A2, 6.000%, 05/25/33	310
142		Series 2003-A1, Class A5, 7.000%, 04/25/33	150
14		Series 2003-A1, Class A7, 5.000%, 04/25/18	14
1,281		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	1,257
3,095		Nomura Resecuritization Trust, Series 2010-6RA, Class 1A5, VAR, 2.520%, 03/26/36 (e)	3,078
		Paine Webber CMO Trust,
4		Series H, Class 4, 8.750%, 04/01/18	5
17		Series P, Class 4, 8.500%, 08/01/19	19
3,552		Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	3,747
1,750		Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.816%, 05/25/35	1,762
		RALI Trust,
1,183		Series 2001-QS19, Class A2, 6.000%, 12/25/16	1,207
509		Series 2002-QS16, Class A3, IF, 16.130%, 10/25/17	574

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
2,162	Series 2002-QS8, Class A5, 6.250%, 06/25/17	2,221
3,304	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	3,263
1,740	Series 2003-QR24, Class A5, 4.000%, 07/25/33	1,740
573	Series 2003-QS1, Class A6, 4.250%, 01/25/33	581
1,627	Series 2003-QS12, Class A2A, IF, IO, 7.364%, 06/25/18	230
495	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	44
8,623	Series 2003-QS13, Class A2, 4.000%, 07/25/33	8,073
3,777	Series 2003-QS14, Class A1, 5.000%, 07/25/18	3,865
8,193	Series 2003-QS15, Class A7, 5.500%, 08/25/33	8,461
1,209	Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,249
10,332	Series 2003-QS19, Class A1, 5.750%, 10/25/33	10,744
1,075	Series 2003-QS3, Class A2, IF, 15.982%, 02/25/18	1,194
944	Series 2003-QS3, Class A8, IF, IO, 7.364%, 02/25/18	81
3,062	Series 2003-QS9, Class A3, IF, IO, 7.315%, 05/25/18	431
11,992	Series 2004-QS7, Class A4, 5.500%, 05/25/34	11,071
127	Series 2004-QS8, Class A2, 5.000%, 06/25/34	128
2,999	Series 2005-QA6, Class A32, VAR, 3.869%, 05/25/35	1,527
465	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	330
	RBSSP Resecuritization Trust,
6,710	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	7,191
2,938	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	3,120
3,474	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	3,541
5,801	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	5,873
1,684	Series 2009-11, Class 1A1, 5.528%, 06/26/34 (e)	1,681
4,809	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	4,966

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
15,837	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	16,791
2,170	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	2,172
7,964	Series 2010-9, Class 3A1, VAR, 5.000%, 10/26/34 (e)	8,163
22,014	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	22,008
2,539	Series 2010-12, Class 8A1, 4.000%, 06/27/21 (e)	2,557
16,198	Series 2012-3, Class 3A1, VAR, 0.385%, 09/26/36 (e) (f) (i)	14,439
	Residential Asset Securitization Trust,
970	Series 2003-A13, Class A3, 5.500%, 01/25/34	975
104	Series 2003-A14, Class A1, 4.750%, 02/25/19	107
2,186	Series 2003-A8, Class A5, 4.250%, 10/25/18	2,245
19,368	Series 2005-A2, Class A4, IF, IO, 4.814%, 03/25/35	3,576
2,173	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,556
	RFMSI Trust,
1,680	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,722
408	Series 2003-S14, Class A4, PO, 07/25/18	406
1,078	Series 2003-S16, Class A3, 5.000%, 09/25/18	1,113
1,685	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	1,726
3,277	Series 2004-S5, Class 1A9, 5.500%, 05/25/22	3,293
231	Series 2004-S6, Class 2A6, PO, 06/25/34	216
1,088	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	1,120
1,947	Series 2005-SA4, Class 1A1, VAR, 3.121%, 09/25/35	1,528
62	RFSC Trust, Series 2003-RM2, Class AP-3, PO, 05/25/33	51
21,264	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	21,347
	Salomon Brothers Mortgage Securities VII, Inc.,
6,920	Series 2003-HYB1, Class A, VAR, 2.755%, 09/25/33	6,846
174	Series 2003-UP2, Class PO1, PO, 12/25/18	156

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Sequoia Mortgage Trust,
2,942	Series 2004-8, Class A1, VAR, 0.587%, 09/20/34	2,814
4,540	Series 2004-8, Class A2, VAR, 1.088%, 09/20/34	4,404
1,365	Series 2004-10, Class A1A, VAR, 0.547%, 11/20/34	1,306
5,515	Series 2004-12, Class A3, VAR, 1.048%, 01/20/35	4,341
	Springleaf Mortgage Loan Trust,
16,250	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	16,717
14,225	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	14,926
9,238	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	9,305
18,150	Series 2012-1A, Class M3, VAR, 6.000%, 09/25/57 (e)	17,923
34,795	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	34,795
16,750	Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	16,278
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.914%, 06/25/34	4,242
3,571	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, VAR, 0.897%, 10/19/34	3,239
	Structured Asset Securities Corp.,
745	Series 2002-17, Class B1, VAR, 6.079%, 09/25/32	734
108	Series 2002-10H, Class 1AP, PO, 05/25/32	86
459	Series 2003-8, Class 1A2, 5.000%, 04/25/18	470
3,380	Series 2003-16, Class A3, VAR, 0.735%, 06/25/33	3,263
2,886	Series 2003-29, Class 1A1, 4.750%, 09/25/18	2,964
943	Series 2003-30, Class 1A1, 5.500%, 10/25/33	979
57	Series 2003-30, Class 3A2, VAR, 0.735%, 10/25/33	56
829	Series 2003-32, Class 1A1, VAR, 5.295%, 11/25/33	873
1,393	Series 2003-31A, Class B1, VAR, 2.806%, 10/25/33	576
6,643	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	6,717

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,802	Series 2003-34A, Class 3A3, VAR, 2.804%, 11/25/33	1,808
6,535	Series 2003-37A, Class 2A, VAR, 5.026%, 12/25/33	6,679
8	Series 2004-20, Class 1A3, 5.250%, 11/25/34	8
14,374	Series 2004-5H, Class A4, 5.540%, 12/25/33	14,066
5,304	Series 2004-4XS, Class 1A5, SUB, 5.490%, 02/25/34	5,412
2,246	Series 2005-6, Class 4A1, 5.000%, 05/25/35	2,219
1,730	Series 2005-RF3, Class 1A, VAR, 0.585%, 06/25/35 (e)	1,391
3,109	Thornburg Mortgage Securities Trust, Series 2003-4, Class A1, VAR, 0.875%, 09/25/43	3,135
	Vericrest Opportunity Loan Transferee,
1,899	Series 2011-NL1A, Class A1, VAR, 5.926%, 12/26/50 (e) (f) (i)	1,899
18,000	Series 2011-NL1A, Class A2, VAR, 9.077%, 12/26/50 (e) (f) (i)	18,014
1,774	Series 2011-NL2A, Class A1, VAR, 5.682%, 06/25/51 (e) (f) (i)	1,776
14,400	Series 2011-NL2A, Class A2, VAR, 9.317%, 06/25/51 (e) (f) (i)	14,454
5,853	Series 2011-NL3A, Class A1, VAR, 5.194%, 09/25/51 (e)	5,860
6,978	Series 2011-NL3A, Class A2, VAR, 9.318%, 09/25/51 (e)	6,990
4,932	Series 2012-NL1A, Class A1, VAR, 4.213%, 03/25/49 (e) (f) (i)	4,957
2,307	Series 2012-NL1A, Class A2, VAR, 8.112%, 03/25/49 (e) (f) (i)	2,355
	WaMu Mortgage Pass-Through Certificates,
10,250	Series 2003-AR11, Class A6, VAR, 2.466%, 10/25/33	10,431
3,527	Series 2003-AR7, Class A7, VAR, 2.318%, 08/25/33	3,502
18,180	Series 2003-AR9, Class 1A6, VAR, 2.449%, 09/25/33	18,597
3,949	Series 2003-AR9, Class 2A, VAR, 2.544%, 09/25/33	4,037
3,792	Series 2003-S1, Class A5, 5.500%, 04/25/33	3,995
524	Series 2003-S10, Class A2, 5.000%, 10/25/18	543
1,405	Series 2003-S11, Class 2A5, IF, 16.402%, 11/25/33	1,440

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,281	Series 2003-S13, Class 23A1, VAR, 0.786%, 12/25/18	1,244
1,188	Series 2003-S4, Class 2A10, IF, 16.815%, 06/25/33	1,347
871	Series 2003-S8, Class A4, 4.500%, 09/25/18	877
1,946	Series 2003-S8, Class A5, 4.500%, 09/25/18	1,974
922	Series 2003-S8, Class A6, 4.500%, 09/25/18	957
17,658	Series 2003-S9, Class A8, 5.250%, 10/25/33	18,520
409	Series 2003-S9, Class P, PO, 10/25/33	383
4,691	Series 2004-AR3, Class A1, VAR, 2.584%, 06/25/34	4,761
6,027	Series 2004-AR3, Class A2, VAR, 2.584%, 06/25/34	6,118
2,379	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	2,455
2,563	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	2,678
1,515	Series 2004-RS2, Class A4, 5.000%, 11/25/33	1,514
508	Series 2004-S1, Class 1A3, VAR, 0.635%, 03/25/34	499
10,693	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	10,931
3,819	Series 2004-S3, Class 1A5, 5.000%, 07/25/34	3,943
513	Series 2006-AR10, Class 2P, VAR, 0.000% 09/25/36	296
1,875	Series 2006-AR8, Class 1A2, VAR, 2.725%, 08/25/46	1,380
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
5,113	Series 2005-1, Class 1A1, 5.500%, 03/25/35	5,165
391	Series 2005-1, Class CP, PO, 03/25/35	216
22,028	Series 2005-2, Class 1A4, IF, IO, 4.814%, 04/25/35	3,556
5,690	Series 2005-2, Class 2A3, IF, IO, 4.764%, 04/25/35	809
7,056	Series 2005-4, Class CB7, 5.500%, 06/25/35	6,586
7,232	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	1,023
1,755	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,416
706	Series 2006-1, Class 3A2, 5.750%, 02/25/36	552
	Washington Mutual MSC Mortgage Pass-Through Certificates,
508	Series 2003-MS5, Class 1A4, VAR, 0.735%, 03/25/18	498

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
63	Series 2003-MS7, Class P, PO, 03/25/33	60
	Wells Fargo Alternative Loan Trust,
347	Series 2003-1, Class APO, PO, 09/25/33	313
1,023	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	829
16,895	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	16,988
	Wells Fargo Mortgage-Backed Securities Trust,
408	Series 2003-11, Class 1APO, PO, 10/25/18	406
1,569	Series 2003-13, Class A7, 4.500%, 11/25/18	1,598
6,907	Series 2003-15, Class 1A1, 4.750%, 12/25/18	7,151
157	Series 2003-15, Class APO, PO, 12/25/18	146
475	Series 2003-16, Class 2A1, 4.500%, 12/25/18	489
377	Series 2003-J, Class 2A5, VAR, 4.430%, 10/25/33	382
9,162	Series 2003-K, Class 1A1, VAR, 4.444%, 11/25/33	9,382
351	Series 2003-K, Class 1A2, VAR, 4.444%, 11/25/33	362
1,402	Series 2003-L, Class 2A1, VAR, 4.528%, 11/25/33	1,382
1,845	Series 2004-4, Class A9, 5.500%, 05/25/34	1,905
545	Series 2004-7, Class 2A1, 4.500%, 07/25/19	558
640	Series 2004-7, Class 2A2, 5.000%, 07/25/19	661
782	Series 2004-8, Class APO, PO, 08/25/19	775
2,778	Series 2004-B, Class A1, VAR, 4.963%, 02/25/34	2,870
1,902	Series 2004-BB, Class A4, VAR, 2.612%, 01/25/35	1,942
6,623	Series 2004-EE, Class 2A1, VAR, 2.615%, 12/25/34	6,799
4,506	Series 2004-EE, Class 2A2, VAR, 2.615%, 12/25/34	4,624
6,471	Series 2004-EE, Class 3A1, VAR, 2.949%, 12/25/34	6,691
2,113	Series 2004-EE, Class 3A2, VAR, 2.949%, 12/25/34	2,192
8,984	Series 2004-I, Class 1A1, VAR, 2.720%, 07/25/34	9,094
27,611	Series 2004-P, Class 2A1, VAR, 2.616%, 09/25/34	28,263

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
4,520	Series 2004-V, Class 1A1, VAR, 2.641%, 10/25/34	4,583
5,798	Series 2004-V, Class 1A2, VAR, 2.641%, 10/25/34	5,912
4,049	Series 2005-1, Class 2A1, 5.000%, 01/25/20	4,265
2,796	Series 2005-13, Class A1, 5.000%, 11/25/20	2,960
2,842	Series 2005-14, Class 1A1, 5.500%, 12/25/35	3,065
855	Series 2005-14, Class 2APO, PO, 12/25/35	616
5,839	Series 2005-AR8, Class 2A1, VAR, 2.706%, 06/25/35	5,883
1,550	Series 2007-7, Class A7, 6.000%, 06/25/37	1,532
11,000	Series 2007-9, Class 1A8, 5.500%, 07/25/37	11,535
8,096	Series 2007-11, Class A14, 6.000%, 08/25/37	8,086

		2,611,160

	Total Collateralized Mortgage Obligations (Cost $7,869,880)	8,339,827

Commercial Mortgage-Backed Securities — 3.0%
29,223	A10 Securitization LLC, Series 2012-1, Class A, 3.492%, 04/15/24 (e)	29,375
9,500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.686%, 06/24/50 (e)	10,638
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5,000	Series 2005-1, Class AJ, VAR, 5.366%, 11/10/42	5,233
5,000	Series 2005-3, Class A4, 4.668%, 07/10/43	5,484
10,625	Series 2005-3, Class AM, 4.727%, 07/10/43	11,188
2,500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	2,799
576,086	Series 2005-5, Class XC, IO, VAR, 0.100%, 10/10/45 (e)	1,973
6,976	Series 2005-6, Class ASB, VAR, 5.366%, 09/10/47	7,227
2,855	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	3,213
17,655	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	20,227
11,500	Series 2006-4, Class A4, 5.634%, 07/10/46	13,205
9,400	Series 2006-5, Class A4, 5.414%, 09/10/47	10,642
250,578	Series 2006-5, Class XC, IO, VAR, 0.328%, 09/10/47 (e)	3,648

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
	Bear Stearns Commercial Mortgage Securities,
9,145	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	9,772
2,067	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	2,154
8,560	Series 2006-PW11, Class A4, VAR, 5.621%, 03/11/39	9,710
252,191	Series 2006-PW14, Class X1, IO, VAR, 0.216%, 12/11/38 (e)	3,367
2,700	Series 2006-T24, Class A4, 5.537%, 10/12/41	3,122
699,753	Series 2007-T26, Class X1, IO, VAR, 0.087%, 01/12/45 (e)	3,850
7,200	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	7,708
	Citigroup/Deutsche Bank Commercial Mortgage Trust,
157,262	Series 2006-CD3, Class XS, IO, VAR, 0.129%, 10/15/48 (e)	2,153
256,603	Series 2007-CD4, Class XC, IO, VAR, 0.245%, 12/11/49 (e)	2,002
4,700	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	4,835
	Commercial Mortgage Pass-Through Certificates,
6,300	Series 2005-LP5, Class A4, VAR, 4.982%, 05/10/43	6,932
10,000	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	10,449
34,024	Series 2012-CR2, Class XA, IO, VAR, 2.141%, 08/15/45	4,342
	Credit Suisse Mortgage Capital Certificates,
7,150	Series 2006-C2, Class A3, VAR, 5.852%, 03/15/39	7,975
254,542	Series 2007-C2, Class AX, IO, VAR, 0.238%, 01/15/49 (e)	1,211
1,700	CS First Boston Mortgage Securities Corp., Series 2005-C3, Class AM, 4.730%, 07/15/37	1,818
	CW Capital Cobalt Ltd.,
6,005	Series 2006-C1, Class A4, 5.223%, 08/15/48	6,723
232,596	Series 2006-C1, Class IO, IO, VAR, 0.956%, 08/15/48	5,775
44,382	DBUBS Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.614%, 07/10/44 (e)	3,146
14,815	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	14,815

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

28,576	FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	29,918
20,407	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	21,158
	GE Capital Commercial Mortgage Corp.,
11,500	Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	11,897
10,800	Series 2005-C1, Class B, VAR, 4.846%, 06/10/48	10,641
14,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	15,484
3,500	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	3,679
	GS Mortgage Securities Corp. II,
11,100	Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	11,887
7,300	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	8,238
154,520	Series 2006-GG8, Class X, IO, VAR, 0.809%, 11/10/39 (e)	3,087
5,500	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	6,107
75,518	Series 2012-SHOP, Class XA, IO, VAR, 1.437%, 06/05/31 (e)	5,866
	JP Morgan Chase Commercial Mortgage Securities Corp.,
8,300	Series 2004-CB8, Class A4, 4.404%, 01/12/39	8,646
6,000	Series 2004-CB9, Class A4, VAR, 5.777%, 06/12/41	6,470
5,150	Series 2005-CB11, Class AJ, VAR, 5.540%, 08/12/37	5,494
618,972	Series 2005-CB11, Class X1, IO, VAR, 0.255%, 08/12/37 (e)	2,087
629,672	Series 2005-LDP5, Class X1, IO, VAR, 0.095%, 12/15/44 (e)	1,845
2,000	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	2,271
441,121	Series 2006-CB15, Class X1, IO, VAR, 0.117%, 06/12/43	2,896
2,195	Series 2006-CB16, Class A4, 5.552%, 05/12/45	2,523
1,600	Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,839
6,000	Series 2006-LDP9, Class A3SF, VAR, 0.394%, 05/15/47	5,665

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
4,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	3,861
448,527	Series 2007-LD12, Class X, IO, VAR, 0.235%, 02/15/51	1,534
	LB-UBS Commercial Mortgage Trust,
11,528	Series 2004-C2, Class A4, 4.367%, 03/15/36	12,054
5,000	Series 2006-C1, Class A4, 5.156%, 02/15/31	5,594
1,470	Series 2006-C4, Class A4, VAR, 6.064%, 06/15/38	1,694
182,299	Series 2007-C2, Class XW, IO, VAR, 0.693%, 02/15/40	3,553
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	2,790
3,325	Series 2005-LC1, Class AJ, VAR, 5.498%, 01/12/44	3,460
3,739	Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	3,756
2,200	Series 2006-C1, Class A4, VAR, 5.847%, 05/12/39	2,519
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
4,950	Series 2006-1, Class A4, VAR, 5.607%, 02/12/39	5,615
425,030	Series 2006-4, Class XC, IO, VAR, 0.243%, 12/12/49 (e)	5,397
	Morgan Stanley Capital I, Inc.,
3,700	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	3,922
224,866	Series 2006-IQ12, Class X1, IO, VAR, 0.175%, 12/15/43 (e)	3,177
443,762	Series 2007-HQ11, Class X, IO, VAR, 0.401%, 02/12/44 (e)	2,936
107,723	Series 2007-HQ13, Class X1, IO, VAR, 0.554%, 12/15/44 (e)	1,761
340,496	Series 2007-IQ13, Class X, IO, VAR, 0.609%, 03/15/44 (e)	5,307
6,107	Series 2011-C3, Class A3, 4.054%, 07/15/49	6,833
8,000	Series 2012-C4, Class A3, 2.991%, 03/15/45	8,417
	Morgan Stanley Reremic Trust,
2,698	Series 2009-IO, Class A1, 3.000%, 07/17/56 (e)	2,706
23,300	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	23,883
14,000	Series 2009-IO, Class B, PO, 07/17/56 (e)	12,320
3,710	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	3,705
26,000	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	27,533

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

23,868	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	24,047
66,835	Series 2012-XA, Class A, 2.000%, 07/28/49	67,283
10,650	Series 2012-XA, Class B, 0.250%, 07/28/49	7,455
1,021	Multi Security Asset Trust, Series 2005-RR4A, Class A3, 5.000%, 11/28/35 (e)	1,029
6,060	RBSCF Trust, Series 2010-RR3, Class MS4A, VAR, 4.970%, 04/16/40 (e)	6,417
27,950	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.584%, 08/15/39	29,855
19,940	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.555%, 05/10/45 (e)	3,014
17,314	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	18,359
	UBS-Barclays Commercial Mortgage Trust,
10,400	Series 2012-C2, Class A4, 3.525%, 05/10/63	11,090
76,423	Series 2012-C2, Class XA, IO, VAR, 1.994%, 05/10/63 (e)	8,111
	Wachovia Bank Commercial Mortgage Trust,
6,628	Series 2003-C9, Class A4, VAR, 5.012%, 12/15/35	6,896
10,719	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	11,396
969,730	Series 2006-C24, Class XC, IO, VAR, 0.082%, 03/15/45 (e)	4,145
43,963	Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	43,799
	WF-RBS Commercial Mortgage Trust,
10,265	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	11,507
3,118	Series 2012-C6, Class A1, 1.081%, 04/15/45	3,138
10,400	Series 2012-C6, Class A4, 3.440%, 04/15/45	11,098

	Total Commercial Mortgage-Backed Securities (Cost $796,579)	827,375

Corporate Bonds — 16.9%
	Consumer Discretionary — 1.2%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
4,599	3.750%, 12/01/21	4,857
3,335	4.250%, 03/01/21	3,663
7,000	5.250%, 12/01/41	7,931

		16,451

	Automobiles — 0.1%
	Daimler Finance North America LLC,
11,520	1.650%, 04/10/15 (e)	11,669
5,248	2.625%, 09/15/16 (e)	5,460

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Automobiles — Continued
9,800	2.950%, 01/11/17 (e)	10,288
1,500	8.500%, 01/18/31	2,354

		29,771

	Broadcasting & Cable TV — 0.1%
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6,000	3.800%, 03/15/22	6,198
5,600	4.600%, 02/15/21	6,119
4,322	5.000%, 03/01/21	4,858
12,465	6.000%, 08/15/40	14,091

		31,266

	Hotels, Restaurants & Leisure — 0.0% (g)
2,025	McDonald’s Corp., 4.300%, 03/01/13	2,064

	Household Durables — 0.0% (g)
3,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	3,273

	Media — 0.8%
	CBS Corp.,
750	5.500%, 05/15/33	818
1,426	5.750%, 04/15/20	1,716
1,250	7.875%, 09/01/23	1,600
6,025	7.875%, 07/30/30	8,174
1,750	8.875%, 05/15/19	2,355
	Comcast Cable Communications Holdings, Inc.,
6,417	8.375%, 03/15/13	6,686
5,250	9.455%, 11/15/22	7,840
	Comcast Cable Communications LLC,
2,200	7.125%, 06/15/13	2,312
1,000	8.875%, 05/01/17	1,316
1,800	Comcast Cable Holdings LLC, 10.125%, 04/15/22	2,687
	Comcast Corp.,
1,300	5.900%, 03/15/16	1,512
3,000	6.450%, 03/15/37	3,870
1,000	6.500%, 01/15/17	1,211
10,200	6.500%, 11/15/35	13,263
	COX Communications, Inc.,
2,600	5.450%, 12/15/14	2,862
1,300	8.375%, 03/01/39 (e)	1,962
2,650	Cox Enterprises, Inc., 7.375%, 07/15/27 (e)	3,300
	Discovery Communications LLC,
6,674	4.375%, 06/15/21	7,491
2,530	4.950%, 05/15/42	2,787
3,365	Historic TW, Inc., 9.150%, 02/01/23	4,806

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
	NBCUniversal Media LLC,
4,000	4.375%, 04/01/21	4,515
2,780	5.150%, 04/30/20	3,281
5,102	5.950%, 04/01/41	6,413
	News America, Inc.,
2,500	6.200%, 12/15/34	3,011
3,000	6.650%, 11/15/37	3,844
1,500	6.900%, 08/15/39	1,947
1,965	7.250%, 05/18/18	2,454
4,400	7.300%, 04/30/28	5,356
3,000	7.625%, 11/30/28	3,822
1,100	8.000%, 10/17/16	1,373
1,050	8.875%, 04/26/23	1,418
	TCI Communications, Inc.,
1,337	7.125%, 02/15/28	1,775
426	8.750%, 08/01/15	517
	Thomson Reuters Corp., (Canada),
9,049	3.950%, 09/30/21	9,845
2,150	4.700%, 10/15/19	2,458
1,125	5.950%, 07/15/13	1,174
	Time Warner Cable, Inc.,
3,735	5.500%, 09/01/41	4,226
1,700	5.850%, 05/01/17	2,015
4,600	5.875%, 11/15/40	5,458
2,595	6.550%, 05/01/37	3,240
4,550	6.750%, 07/01/18	5,693
2,000	6.750%, 06/15/39	2,596
2,450	7.300%, 07/01/38	3,343
1,590	8.250%, 02/14/14	1,757
2,150	8.250%, 04/01/19	2,870
1,785	8.750%, 02/14/19	2,416
	Time Warner Entertainment Co. LP,
2,020	8.375%, 03/15/23	2,826
6,500	8.375%, 07/15/33	9,356
	Time Warner, Inc.,
5,670	4.750%, 03/29/21	6,501
1,754	5.375%, 10/15/41	2,003
3,125	6.200%, 03/15/40	3,835
4,139	6.250%, 03/29/41	5,136
3,825	7.625%, 04/15/31	5,193
1,255	7.700%, 05/01/32	1,731
	Viacom, Inc.,
1,672	1.250%, 02/27/15	1,688
2,175	3.125%, 06/15/22	2,227
5,627	3.875%, 12/15/21	6,112

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
600	4.500%, 03/01/21	679
2,022	4.500%, 02/27/42	2,108

		214,780

	Multiline Retail — 0.1%
	Kohl’s Corp.,
2,800	4.000%, 11/01/21	2,981
1,000	6.250%, 12/15/17	1,218
	Macy’s Retail Holdings, Inc.,
1,200	3.875%, 01/15/22	1,293
978	5.125%, 01/15/42	1,084
1,300	7.450%, 07/15/17	1,610
3,856	Nordstrom, Inc., 4.000%, 10/15/21	4,348
	Target Corp.,
2,100	6.000%, 01/15/18	2,589
1,900	7.000%, 01/15/38	2,828

		17,951

	Specialty Retail — 0.1%
3,788	Gap, Inc. (The), 5.950%, 04/12/21	4,091
4,600	Home Depot, Inc. (The), 5.400%, 03/01/16	5,337
	Lowe’s Cos., Inc.,
4,350	4.650%, 04/15/42	4,702
2,305	5.125%, 11/15/41	2,653
3,500	7.110%, 05/15/37	4,875
1,775	Staples, Inc., 9.750%, 01/15/14	1,983

		23,641

	Total Consumer Discretionary	339,197

	Consumer Staples — 0.9%
	Beverages — 0.3%
	Anheuser-Busch Cos. LLC,
1,000	5.500%, 01/15/18	1,201
1,100	5.750%, 04/01/36	1,423
	Anheuser-Busch InBev Worldwide, Inc.,
3,615	1.500%, 07/14/14	3,680
7,050	7.750%, 01/15/19	9,478
	Coca-Cola Co. (The),
1,550	3.625%, 03/15/14	1,627
1,550	4.875%, 03/15/19	1,851
	Diageo Capital plc, (United Kingdom),
3,929	1.500%, 05/11/17	4,003
2,780	4.828%, 07/15/20	3,265
	Diageo Finance B.V., (Netherlands),
2,150	5.300%, 10/28/15	2,440
3,600	5.500%, 04/01/13	3,704

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
5,000	Diageo Investment Corp., 8.000%, 09/15/22	7,209
3,975	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	4,394
	PepsiCo, Inc.,
935	0.800%, 08/25/14	941
15,850	1.250%, 08/13/17	15,876
2,503	3.000%, 08/25/21	2,662
231	7.900%, 11/01/18	313
	SABMiller Holdings, Inc.,
3,784	1.850%, 01/15/15 (e)	3,877
4,660	3.750%, 01/15/22 (e)	5,053
	SABMiller plc, (United Kingdom),
1,900	5.500%, 08/15/13 (e)	1,977
4,600	5.700%, 01/15/14 (e)	4,891
850	6.500%, 07/01/16 (e)	996

		80,861

	Food & Staples Retailing — 0.2%
	CVS Caremark Corp.,
6,794	5.750%, 05/15/41	8,611
2,000	6.125%, 09/15/39	2,639
7,129	CVS Pass-Through Trust, 5.926%, 01/10/34 (e)	8,266
	Kroger Co. (The),
3,867	2.200%, 01/15/17	3,923
13,900	5.000%, 04/15/42	14,564
924	5.400%, 07/15/40	1,006
2,000	6.150%, 01/15/20	2,431
600	6.400%, 08/15/17	719
2,225	7.500%, 01/15/14	2,427
12,320	7.500%, 04/01/31	16,255
	Wal-Mart Stores, Inc.,
1,820	4.550%, 05/01/13	1,871
1,200	5.250%, 09/01/35	1,502
1,050	6.200%, 04/15/38	1,483
700	7.550%, 02/15/30	1,076

		66,773

	Food Products — 0.4%
	Bunge Ltd. Finance Corp.,
2,125	5.875%, 05/15/13	2,192
7,760	8.500%, 06/15/19	9,797
605	Bunge N.A. Finance LP, 5.900%, 04/01/17	684
	Cargill, Inc.,
7,750	3.300%, 03/01/22 (e)	8,063
2,724	4.307%, 05/14/21 (e)	3,018

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — Continued
1,550	6.000%, 11/27/17 (e)	1,884
2,850	7.350%, 03/06/19 (e)	3,623
1,900	H.J. Heinz Co., 6.375%, 07/15/28	2,309
	Kellogg Co.,
2,540	1.750%, 05/17/17	2,585
4,239	3.125%, 05/17/22	4,446
2,270	3.250%, 05/21/18	2,485
1,500	4.250%, 03/06/13	1,528
2,600	5.125%, 12/03/12	2,630
	Kraft Foods Group, Inc.,
5,701	3.500%, 06/06/22 (e)	6,038
4,897	5.000%, 06/04/42 (e)	5,570
3,083	5.375%, 02/10/20 (e)	3,685
5,143	6.125%, 08/23/18 (e)	6,318
3,000	6.500%, 02/09/40 (e)	4,089
10,166	6.875%, 01/26/39 (e)	14,097
	Kraft Foods, Inc.,
2,805	5.375%, 02/10/20	3,371
1,107	6.125%, 02/01/18	1,347
9,705	6.500%, 08/11/17	11,932

		101,691

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
1,360	2.400%, 03/01/22	1,388
500	7.500%, 11/01/18	670
2,043	Procter & Gamble - ESOP, 9.360%, 01/01/21	2,767
1,000	Procter & Gamble Co. (The), 5.500%, 02/01/34	1,327

		6,152

	Total Consumer Staples	255,477

	Energy — 1.1%
	Energy Equipment & Services — 0.2%
1,711	Cameron International Corp., 1.600%, 04/30/15	1,725
	Halliburton Co.,
750	6.150%, 09/15/19	932
5,050	7.450%, 09/15/39	7,950
2,500	7.600%, 08/15/96 (e)	3,957
3,375	Nabors Industries, Inc., 9.250%, 01/15/19	4,369
	Noble Holding International Ltd., (Cayman Islands),
871	3.950%, 03/15/22	918
621	5.250%, 03/15/42	666
3,268	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	3,521

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
	Transocean, Inc., (Cayman Islands),
1,888	6.375%, 12/15/21	2,275
6,750	6.500%, 11/15/20	8,068
1,487	7.350%, 12/15/41	2,002
500	7.500%, 04/15/31	614
	Weatherford International Ltd., (Bermuda),
2,411	4.500%, 04/15/22	2,473
941	5.950%, 04/15/42	983

		40,453

	Oil, Gas & Consumable Fuels — 0.9%
2,655	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	3,306
2,000	Anadarko Finance Co., (Canada), 7.500%, 05/01/31	2,679
1,650	Anadarko Holding Co., 7.150%, 05/15/28	1,989
	Anadarko Petroleum Corp.,
405	5.750%, 06/15/14	436
8,500	7.625%, 03/15/14	9,305
1,100	8.700%, 03/15/19	1,463
	Apache Corp.,
1,314	3.250%, 04/15/22	1,409
4,027	4.750%, 04/15/43	4,617
2,500	6.900%, 09/15/18	3,235
	BP Capital Markets plc, (United Kingdom),
6,680	1.846%, 05/05/17	6,836
2,535	3.245%, 05/06/22	2,700
5,500	3.875%, 03/10/15	5,928
6,200	4.742%, 03/11/21	7,275
9,100	5.250%, 11/07/13	9,599
2,000	Burlington Resources, Inc., 8.200%, 03/15/25	2,880
	Canadian Natural Resources Ltd., (Canada),
400	5.900%, 02/01/18	481
1,450	6.450%, 06/30/33	1,867
2,000	6.750%, 02/01/39	2,743
400	7.200%, 01/15/32	542
	Cenovus Energy, Inc., (Canada),
1,783	3.000%, 08/15/22	1,822
4,135	4.450%, 09/15/42	4,227
5,100	Chevron Corp., 4.950%, 03/03/19	6,212
1,040	Conoco Funding Co., (Canada), 7.250%, 10/15/31	1,549
	ConocoPhillips,
1,500	5.200%, 05/15/18	1,803
2,000	5.750%, 02/01/19	2,481

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
1,450	6.000%, 01/15/20	1,844
1,450	6.500%, 02/01/39	2,090
	Devon Energy Corp.,
1,500	1.875%, 05/15/17	1,533
5,776	3.250%, 05/15/22	6,018
3,130	4.750%, 05/15/42	3,381
1,280	6.300%, 01/15/19	1,584
	Encana Corp., (Canada),
2,330	6.500%, 05/15/19	2,819
1,145	6.500%, 08/15/34	1,349
5,400	Eni S.p.A., (Italy), 5.700%, 10/01/40 (e)	5,505
	EOG Resources, Inc.,
5,300	4.100%, 02/01/21	6,020
1,800	6.875%, 10/01/18	2,271
1,155	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,383
1,230	Kerr-McGee Corp., 6.950%, 07/01/24	1,577
	Marathon Oil Corp.,
2,819	5.900%, 03/15/18	3,369
2,800	6.000%, 10/01/17	3,347
2,430	Occidental Petroleum Corp., 1.750%, 02/15/17	2,505
1,150	PC Financial Partnership, 5.000%, 11/15/14	1,247
7,202	Petrobras International Finance Co., (Cayman Islands), 5.375%, 01/27/21	8,015
	Petro-Canada, (Canada),
2,549	6.050%, 05/15/18	3,107
3,200	6.800%, 05/15/38	4,334
	Phillips 66,
2,340	2.950%, 05/01/17 (e)	2,456
1,317	4.300%, 04/01/22 (e)	1,434
2,045	Pioneer Natural Resources Co., 5.875%, 07/15/16	2,333
	Shell International Finance B.V., (Netherlands),
4,885	1.125%, 08/21/17	4,911
2,330	1.875%, 03/25/13	2,350
994	3.100%, 06/28/15	1,063
2,330	4.000%, 03/21/14	2,457
3,000	4.300%, 09/22/19	3,507
8,580	4.375%, 03/25/20	10,106
6,000	6.375%, 12/15/38	8,751
	Statoil ASA, (Norway),
2,950	3.125%, 08/17/17	3,236
2,301	3.150%, 01/23/22	2,473

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
1,866	4.250%, 11/23/41	2,096
3,700	5.250%, 04/15/19	4,476
	Suncor Energy, Inc., (Canada),
2,400	5.950%, 12/01/34	2,906
1,900	6.100%, 06/01/18	2,324
900	6.850%, 06/01/39	1,229
	Talisman Energy, Inc., (Canada),
11,100	5.500%, 05/15/42	12,197
5,355	7.750%, 06/01/19	6,760
	Tosco Corp.,
300	7.800%, 01/01/27	437
3,500	8.125%, 02/15/30	5,348
	Total Capital International S.A., (France),
2,112	1.500%, 02/17/17	2,145
5,625	1.550%, 06/28/17	5,716
1,400	2.875%, 02/17/22	1,469
	Total Capital S.A., (France),
10,000	2.300%, 03/15/16	10,490
2,218	4.125%, 01/28/21	2,527
2,800	XTO Energy, Inc., 5.750%, 12/15/13	2,986

		258,865

	Total Energy	299,318

	Financials — 8.6%
	Capital Markets — 1.6%
	Bank of New York Mellon Corp. (The),
2,857	1.200%, 02/20/15	2,896
9,791	2.400%, 01/17/17	10,286
8,000	2.950%, 06/18/15	8,490
2,500	3.100%, 01/15/15	2,641
3,444	3.550%, 09/23/21	3,721
3,750	4.600%, 01/15/20	4,303
1,000	5.125%, 08/27/13	1,046
	BlackRock, Inc.,
8,700	3.375%, 06/01/22	9,198
3,245	3.500%, 12/10/14	3,457
9,294	5.000%, 12/10/19	10,806
	Blackstone Holdings Finance Co. LLC,
14,000	5.875%, 03/15/21 (e)	15,255
6,381	6.250%, 08/15/42 (e)	6,541
1,600	Charles Schwab Corp. (The), 3.225%, 09/01/22 (e)	1,622
	Credit Suisse USA, Inc.,
1,200	4.875%, 01/15/15	1,292
3,353	5.125%, 08/15/15	3,698

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
2,500	FMR LLC, 6.450%, 11/15/39 (e)	3,015
2,095	Goldman Sachs Capital I, 6.345%, 02/15/34	2,082
1,000	Goldman Sachs Group LP, 8.000%, 03/01/13 (e)	1,031
	Goldman Sachs Group, Inc. (The),
3,755	3.300%, 05/03/15	3,877
6,465	3.625%, 02/07/16	6,703
4,020	3.700%, 08/01/15	4,211
2,694	4.750%, 07/15/13	2,780
12,876	5.150%, 01/15/14	13,493
6,727	5.250%, 07/27/21	7,153
9,757	5.375%, 03/15/20	10,515
5,300	5.750%, 01/24/22	5,848
12,900	5.950%, 01/18/18	14,510
14,670	6.000%, 06/15/20	16,413
2,200	6.150%, 04/01/18	2,501
7,470	6.250%, 09/01/17	8,573
1,600	6.750%, 10/01/37	1,666
32,760	7.500%, 02/15/19	39,292
	Jefferies Group, Inc.,
3,075	3.875%, 11/09/15	3,091
2,750	5.125%, 04/13/18	2,798
5,600	6.450%, 06/08/27	5,698
9,250	8.500%, 07/15/19	10,568
	Macquarie Group Ltd., (Australia),
4,600	6.000%, 01/14/20 (e)	4,745
10,015	6.250%, 01/14/21 (e)	10,361
6,992	7.300%, 08/01/14 (e)	7,547
745	7.625%, 08/13/19 (e)	821
	Merrill Lynch & Co., Inc.,
700	5.000%, 01/15/15	738
3,723	5.450%, 07/15/14	3,984
6,929	6.150%, 04/25/13	7,149
21,186	6.400%, 08/28/17	24,070
6,348	6.875%, 04/25/18	7,405
	Morgan Stanley,
6,626	4.000%, 07/24/15	6,754
4,263	4.200%, 11/20/14	4,373
9,078	5.300%, 03/01/13	9,260
5,200	5.450%, 01/09/17	5,469
7,503	5.500%, 07/24/20	7,714
3,600	5.500%, 07/28/21	3,691
14,220	5.625%, 09/23/19	14,715
3,245	5.750%, 01/25/21	3,351
5,800	6.000%, 05/13/14	6,132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
3,294	6.000%, 04/28/15	3,509
1,070	6.250%, 08/28/17	1,159
4,425	6.625%, 04/01/18	4,887
8,400	7.300%, 05/13/19	9,474
	Nomura Holdings, Inc., (Japan),
8,375	4.125%, 01/19/16	8,677
2,828	5.000%, 03/04/15	2,977
6,114	6.700%, 03/04/20	7,020
887	Northern Trust Corp., 5.500%, 08/15/13	930
1,250	State Street Corp., 4.300%, 05/30/14	1,329
	UBS AG, (Switzerland),
2,927	2.250%, 08/12/13	2,961
13,050	3.875%, 01/15/15	13,752
2,000	4.875%, 08/04/20	2,231
3,755	5.750%, 04/25/18	4,342
1,025	5.875%, 12/20/17	1,193

		443,790

	Commercial Banks — 3.2%
2,930	ANZ National International Ltd., (New Zealand), 3.125%, 08/10/15 (e)	3,058
	Australia & New Zealand Banking Group Ltd., (Australia),
9,960	2.400%, 11/23/16 (e)	10,392
6,200	3.250%, 03/01/16 (e)	6,572
2,867	4.875%, 01/12/21 (e)	3,267
	Bank of America Corp.,
2,385	3.625%, 03/17/16	2,485
5,500	4.900%, 05/01/13	5,633
12,895	5.000%, 05/13/21	13,860
6,500	5.625%, 10/14/16	7,224
17,700	5.625%, 07/01/20	19,624
7,980	5.650%, 05/01/18	8,915
4,635	5.750%, 12/01/17	5,182
3,300	5.875%, 01/05/21	3,709
5,000	6.500%, 08/01/16	5,702
3,000	7.375%, 05/15/14	3,274
3,500	7.625%, 06/01/19	4,274
7,420	Bank of America N.A., 5.300%, 03/15/17	8,076
7,402	Bank of Montreal, (Canada), 1.300%, 10/31/14 (e)	7,540
	Bank of Nova Scotia, (Canada),
8,206	1.650%, 10/29/15 (e)	8,469
8,400	2.550%, 01/12/17	8,881
7,071	3.400%, 01/22/15	7,479

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan),
9,498	2.350%, 02/23/17 (e)	9,822
4,367	3.850%, 01/22/15 (e)	4,648
	Barclays Bank plc, (United Kingdom),
2,667	2.250%, 05/10/17 (e)	2,747
2,400	2.500%, 01/23/13	2,416
8,375	2.500%, 09/21/15 (e)	8,688
11,558	2.750%, 02/23/15	11,788
1,100	5.000%, 09/22/16	1,208
4,500	5.125%, 01/08/20	4,860
9,300	5.200%, 07/10/14	9,857
3,700	6.050%, 12/04/17 (e)	3,923
500	6.750%, 05/22/19	586
	BB&T Corp.,
3,718	1.600%, 08/15/17	3,776
4,855	3.375%, 09/25/13	4,992
6,250	3.950%, 04/29/16	6,856
2,750	4.900%, 06/30/17	3,086
7,358	5.700%, 04/30/14	7,953
1,650	6.850%, 04/30/19	2,104
	Branch Banking & Trust Co.,
598	4.875%, 01/15/13	606
4,650	5.625%, 09/15/16	5,325
1,500	Cadets Trust, 4.800%, 07/15/13 (e) (f) (i)	1,547
37,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	39,377
1,250	Comerica Bank, 5.200%, 08/22/17	1,411
1,960	Comerica, Inc., 3.000%, 09/16/15	2,059
8,100	Commonwealth Bank of Australia, (Australia), 2.250%, 03/16/17 (e)	8,398
	Credit Suisse, (Switzerland),
2,700	5.000%, 05/15/13	2,778
4,995	5.500%, 05/01/14	5,330
	Deutsche Bank AG, (Germany),
7,800	3.250%, 01/11/16	8,141
3,520	3.875%, 08/18/14	3,701
3,300	6.000%, 09/01/17	3,861
14,418	DnB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	14,905
1,450	Fifth Third Bancorp, 5.450%, 01/15/17	1,614
	HSBC Bank plc, (United Kingdom),
16,761	1.625%, 07/07/14 (e)	16,884
9,146	3.100%, 05/24/16 (e)	9,587
4,624	3.500%, 06/28/15 (e)	4,878
5,961	4.125%, 08/12/20 (e)	6,417

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
10,000	4.750%, 01/19/21 (e)	11,253
6,805	HSBC Bank USA N.A., 4.625%, 04/01/14	7,120
	HSBC Holdings plc, (United Kingdom),
9,802	4.000%, 03/30/22	10,509
7,200	4.875%, 01/14/22	8,242
4,669	5.100%, 04/05/21	5,371
7,200	6.100%, 01/14/42	9,634
10,000	HSBC USA, Inc., 2.375%, 02/13/15	10,246
11,028	ING Bank N.V., (Netherlands), 3.750%, 03/07/17 (e)	11,430
3,150	KeyBank N.A., 5.500%, 09/17/12	3,156
3,750	KeyCorp, 6.500%, 05/14/13	3,898
26,349	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	27,524
4,500	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	5,325
	National Australia Bank Ltd., (Australia),
20,000	2.000%, 06/20/17 (e)	20,444
8,650	2.500%, 01/08/13 (e)	8,709
7,800	2.750%, 09/28/15 (e)	8,098
7,000	3.000%, 07/27/16 (e)	7,356
3,455	3.750%, 03/02/15 (e)	3,653
8,677	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	8,830
4,000	National City Bank, 5.800%, 06/07/17	4,681
	Nordea Bank AB, (Sweden),
5,000	1.750%, 10/04/13 (e)	5,026
15,350	3.125%, 03/20/17 (e)	15,953
6,198	4.875%, 05/13/21 (e)	6,596
6,571	Oversea-Chinese Banking Corp., Ltd., (Singapore), 1.625%, 03/13/15 (e)	6,631
2,000	PNC Bank N.A., 6.875%, 04/01/18	2,484
	PNC Funding Corp.,
1,284	2.700%, 09/19/16	1,369
1,015	3.000%, 05/19/14	1,054
5,575	3.300%, 03/08/22	5,917
4,534	4.375%, 08/11/20	5,173
5,700	5.125%, 02/08/20	6,745
1,200	5.250%, 11/15/15	1,337
1,230	5.625%, 02/01/17	1,412
4,100	6.700%, 06/10/19	5,176
	Rabobank Nederland N.V., (Netherlands),
2,340	2.125%, 10/13/15	2,396
12,700	3.200%, 03/11/15 (e)	13,233
2,501	3.375%, 01/19/17	2,646

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
5,921	3.875%, 02/08/22	6,166
6,900	4.500%, 01/11/21	7,599
3,500	5.800%, 09/30/10 (e)	4,026
8,400	Royal Bank of Canada, (Canada), 2.300%, 07/20/16	8,808
2,450	SouthTrust Bank, 7.690%, 05/15/25	2,956
	SunTrust Banks, Inc.,
4,015	5.250%, 11/05/12	4,048
1,000	6.000%, 09/11/17	1,152
505	7.250%, 03/15/18	598
6,699	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	7,039
	Toronto-Dominion Bank (The), (Canada),
14,000	1.500%, 03/13/17 (e)	14,347
9,045	2.200%, 07/29/15 (e)	9,463
5,384	2.500%, 07/14/16	5,700
	U.S. Bancorp,
5,615	1.650%, 05/15/17	5,742
4,680	2.450%, 07/27/15	4,915
4,299	2.875%, 11/20/14	4,522
3,667	3.000%, 03/15/22	3,848
3,558	4.125%, 05/24/21	4,037
1,400	7.500%, 06/01/26	1,791
690	U.S. Bank N.A., 6.300%, 02/04/14	744
	Wachovia Bank N.A.,
4,700	5.000%, 08/15/15	5,129
15,190	6.000%, 11/15/17	18,191
2,700	6.600%, 01/15/38	3,675
4,430	VAR, 0.798%, 03/15/16	4,274
	Wachovia Corp.,
2,130	4.875%, 02/15/14	2,252
8,400	5.500%, 05/01/13	8,675
3,050	5.750%, 06/15/17	3,639
18,075	5.750%, 02/01/18	21,698
	Wells Fargo & Co.,
15,339	2.625%, 12/15/16	16,249
9,000	3.500%, 03/08/22	9,591
8,500	4.600%, 04/01/21	9,797
9,185	5.625%, 12/11/17	11,000
16,700	SUB, 3.676%, 06/15/16	18,166
	Wells Fargo Bank N.A.,
4,870	4.750%, 02/09/15	5,267
2,000	5.750%, 05/16/16	2,290
	Westpac Banking Corp., (Australia),
6,550	2.450%, 11/28/16 (e)	6,856

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
4,800	4.200%, 02/27/15	5,151
10,711	4.875%, 11/19/19	12,083

		889,856

	Consumer Finance — 0.7%
4,900	American Express Centurion Bank, 6.000%, 09/13/17	5,924
2,750	American Express Co., 7.000%, 03/19/18	3,489
	American Express Credit Corp.,
2,777	2.375%, 03/24/17	2,919
8,055	2.800%, 09/19/16	8,576
4,500	5.125%, 08/25/14	4,886
4,600	5.875%, 05/02/13	4,759
5,650	7.300%, 08/20/13	6,010
	American Honda Finance Corp.,
8,000	1.450%, 02/27/15 (e)	8,096
4,121	2.125%, 02/28/17 (e)	4,253
2,060	2.375%, 03/18/13 (e)	2,080
11,476	2.600%, 09/20/16 (e)	11,989
1,335	7.625%, 10/01/18 (e)	1,715
17,474	Capital One Bank USA N.A., 8.800%, 07/15/19	22,689
	Capital One Financial Corp.,
2,535	2.150%, 03/23/15	2,596
2,502	4.750%, 07/15/21	2,807
8,300	6.750%, 09/15/17	10,147
6,075	7.375%, 05/23/14	6,707
	Ford Motor Credit Co. LLC,
8,765	3.000%, 06/12/17	8,797
12,102	3.984%, 06/15/16 (e)	12,543
3,346	4.207%, 04/15/16 (e)	3,500
	HSBC Finance Corp.,
311	4.750%, 07/15/13	320
6,500	5.000%, 06/30/15	6,984
1,600	5.250%, 01/15/14	1,670
200	5.500%, 01/19/16	219
1,078	6.375%, 11/27/12	1,093
308	7.350%, 11/27/32	352
1,700	VAR, 0.705%, 01/15/14	1,685
	John Deere Capital Corp.,
3,250	2.250%, 04/17/19	3,395
3,610	2.800%, 01/27/23	3,731
2,491	3.150%, 10/15/21	2,675
450	4.500%, 04/03/13	461
4,750	5.250%, 10/01/12	4,769

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Consumer Finance — Continued
3,943	PACCAR Financial Corp., 1.600%, 03/15/17	4,018
2,437	SLM Corp., 5.375%, 01/15/13	2,474
1,479	Springleaf Finance Corp., 5.375%, 10/01/12	1,476
	Toyota Motor Credit Corp.,
8,000	1.000%, 02/17/15	8,082
5,000	1.750%, 05/22/17	5,152
15,500	2.000%, 09/15/16	16,150
3,900	2.050%, 01/12/17	4,061
5,538	3.200%, 06/17/15	5,920
2,002	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	2,020

		211,189

	Diversified Financial Services — 1.4%
12,875	Associates Corp. of North America, 6.950%, 11/01/18	15,208
1,552	BG Energy Capital plc, (United Kingdom), 5.125%, 10/15/41 (e)	1,861
6,049	Caisse Centrale Desjardins du Quebec, (Canada), 2.550%, 03/24/16 (e)	6,432
	Caterpillar Financial Services Corp.,
4,319	2.850%, 06/01/22	4,501
1,900	4.900%, 08/15/13	1,981
1,000	5.450%, 04/15/18	1,209
900	5.500%, 03/15/16	1,038
4,800	6.200%, 09/30/13	5,098
3,500	7.050%, 10/01/18	4,567
600	7.150%, 02/15/19	790
	Citigroup, Inc.,
13,000	2.250%, 08/07/15	13,113
8,500	4.450%, 01/10/17	9,158
1,666	4.500%, 01/14/22	1,761
11,602	4.587%, 12/15/15	12,482
1,500	4.700%, 05/29/15	1,597
11,025	4.750%, 05/19/15	11,836
5,286	5.000%, 09/15/14	5,529
8,570	5.375%, 08/09/20	9,584
1,000	5.500%, 02/15/17	1,076
2,054	5.875%, 01/30/42	2,412
1,575	6.000%, 12/13/13	1,664
13,500	6.000%, 08/15/17	15,416
7,525	6.010%, 01/15/15	8,221
5,350	6.125%, 11/21/17	6,177
3,675	6.375%, 08/12/14	3,987
2,400	6.500%, 08/19/13	2,524
3,750	6.625%, 01/15/28	4,230

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
700	6.875%, 03/05/38	899
2,850	8.125%, 07/15/39	4,177
14,375	8.500%, 05/22/19	18,390
	CME Group, Inc.,
4,050	5.400%, 08/01/13	4,232
3,850	5.750%, 02/15/14	4,126
1,225	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,459
	ERAC USA Finance LLC,
2,728	2.250%, 01/10/14 (e)	2,757
2,663	2.750%, 03/15/17 (e)	2,745
3,874	4.500%, 08/16/21 (e)	4,228
2,080	5.625%, 03/15/42 (e)	2,240
400	6.375%, 10/15/17 (e)	478
4,925	6.700%, 06/01/34 (e)	5,940
	General Electric Capital Corp.,
11,500	1.625%, 07/02/15	11,702
4,131	2.250%, 11/09/15	4,273
7,653	2.300%, 04/27/17	7,900
14,400	4.375%, 09/16/20	15,985
6,050	4.625%, 01/07/21	6,836
13,000	4.650%, 10/17/21	14,842
16,000	5.250%, 10/19/12	16,101
1,787	5.300%, 02/11/21	2,056
1,500	5.400%, 02/15/17	1,741
2,000	5.500%, 06/04/14	2,161
10,250	5.500%, 01/08/20	12,132
7,400	5.625%, 09/15/17	8,744
32,425	5.625%, 05/01/18	38,399
1,900	5.875%, 01/14/38	2,307
4,700	5.900%, 05/13/14	5,112
5,300	6.000%, 08/07/19	6,434
9,241	6.750%, 03/15/32	11,999
900	6.875%, 01/10/39	1,230
3,500	VAR, 0.605%, 02/15/17	3,346
10,530	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	11,112
	National Rural Utilities Cooperative Finance Corp.,
530	2.625%, 09/16/12	530
3,550	4.750%, 03/01/14	3,767
2,155	10.375%, 11/01/18	3,166
2,400	Textron Financial Corp., 5.400%, 04/28/13	2,470

		399,468

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — 1.3%
	ACE INA Holdings, Inc.,
3,636	2.600%, 11/23/15	3,812
2,000	5.600%, 05/15/15	2,238
	Aflac, Inc.,
2,077	2.650%, 02/15/17	2,181
2,371	4.000%, 02/15/22	2,562
2,118	6.450%, 08/15/40	2,623
1,500	8.500%, 05/15/19	2,014
9,250	AIG SunAmerica Global Financing X, 6.900%, 03/15/32 (e)	11,878
5,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	5,162
	American International Group, Inc.,
3,284	4.250%, 05/15/13	3,353
2,800	5.450%, 05/18/17	3,146
1,425	5.600%, 10/18/16	1,601
	Aon Corp.,
2,483	3.125%, 05/27/16	2,622
2,012	3.500%, 09/30/15	2,121
1,668	6.250%, 09/30/40	2,190
16,966	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	17,136
	Berkshire Hathaway Finance Corp.,
3,000	2.450%, 12/15/15	3,160
2,594	3.000%, 05/15/22	2,686
4,640	4.400%, 05/15/42	4,963
3,800	4.600%, 05/15/13	3,910
750	5.000%, 08/15/13	783
11,700	5.400%, 05/15/18	14,112
1,300	5.750%, 01/15/40	1,654
	Berkshire Hathaway, Inc.,
11,564	3.400%, 01/31/22	12,399
5,859	3.750%, 08/15/21	6,451
1,130	Chubb Corp. (The), 5.750%, 05/15/18	1,397
	CNA Financial Corp.,
6,800	5.850%, 12/15/14	7,280
5,063	5.875%, 08/15/20	5,837
	Jackson National Life Global Funding,
3,000	4.700%, 06/01/18 (e)	3,319
3,400	5.375%, 05/08/13 (e)	3,500
3,099	Liberty Mutual Group, Inc., 4.950%, 05/01/22 (e)	3,241
	Lincoln National Corp.,
2,569	4.200%, 03/15/22	2,690
1,625	4.850%, 06/24/21	1,775

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
1,970	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	2,243
	MassMutual Global Funding II,
16,000	2.000%, 04/05/17 (e)	16,399
2,714	2.300%, 09/28/15 (e)	2,829
1,628	2.875%, 04/21/14 (e)	1,687
7,358	MetLife Institutional Funding II, VAR, 1.361%, 04/04/14 (e)	7,405
3,200	Metlife of Connecticut Global Funding I, 5.125%, 08/15/14 (e)	3,464
815	MetLife, Inc., 6.817%, 08/15/18	1,019
	Metropolitan Life Global Funding I,
8,875	1.700%, 06/29/15 (e)	9,024
2,500	2.000%, 01/10/14 (e)	2,537
17,335	2.500%, 01/11/13 (e)	17,451
10,000	2.500%, 09/29/15 (e)	10,392
3,235	3.125%, 01/11/16 (e)	3,440
13,300	3.650%, 06/14/18 (e)	14,654
14,338	3.875%, 04/11/22 (e)	15,675
2,410	5.125%, 04/10/13 (e)	2,475
590	5.125%, 06/10/14 (e)	634
2,497	5.200%, 09/18/13 (e)	2,608
1,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	1,024
	Nationwide Mutual Insurance Co.,
1,000	6.600%, 04/15/34 (e)	1,003
12,430	9.375%, 08/15/39 (e)	16,911
	New York Life Global Funding,
5,635	0.750%, 07/24/15 (e)	5,641
6,200	1.300%, 01/12/15 (e)	6,301
6,300	3.000%, 05/04/15 (e)	6,681
5,910	4.650%, 05/09/13 (e)	6,079
5,914	5.375%, 09/15/13 (e)	6,207
	Pacific Life Global Funding,
4,000	5.000%, 05/15/17 (e)	4,287
2,500	5.150%, 04/15/13 (e)	2,569
4,100	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	5,576
6,400	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	6,887
1,600	Principal Life Global Funding I, 5.050%, 03/15/15 (e)	1,743
	Principal Life Income Funding Trusts,
5,900	5.100%, 04/15/14	6,302
2,215	5.300%, 12/14/12	2,244
2,900	5.300%, 04/24/13	2,989

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
11,540	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	15,556
1,070	Travelers Cos., Inc. (The), 5.800%, 05/15/18	1,318
890	Travelers Property Casualty Corp., 5.000%, 03/15/13	911

		357,961

	Real Estate Investment Trusts (REITs) — 0.3%
	CommonWealth REIT,
7,010	5.875%, 09/15/20	7,382
2,800	6.250%, 08/15/16	3,030
3,890	6.650%, 01/15/18	4,316
4,209	ERP Operating LP, 4.625%, 12/15/21	4,824
	HCP, Inc.,
1,445	3.750%, 02/01/19	1,504
6,185	5.375%, 02/01/21	7,080
	Simon Property Group LP,
9,167	2.150%, 09/15/17	9,425
4,280	4.125%, 12/01/21	4,716
450	4.200%, 02/01/15	480
2,400	4.375%, 03/01/21	2,681
1,775	5.625%, 08/15/14	1,923
1,100	5.650%, 02/01/20	1,324
2,120	6.100%, 05/01/16	2,440
3,675	6.125%, 05/30/18	4,451
1,645	6.750%, 05/15/14	1,779
2,600	WEA Finance LLC, 7.125%, 04/15/18 (e)	3,115
10,077	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	12,084

		72,554

	Thrifts & Mortgage Finance — 0.1%
8,600	Countrywide Financial Corp., 6.250%, 05/15/16	9,240
24,170	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	24,407

		33,647

	Total Financials	2,408,465

	Health Care — 0.3%
	Biotechnology — 0.2%
	Amgen, Inc.,
7,000	3.875%, 11/15/21	7,569
1,188	4.500%, 03/15/20	1,332
4,500	4.950%, 10/01/41	4,768
14,500	5.150%, 11/15/41	15,830
2,348	5.650%, 06/15/42	2,738

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — Continued
1,975	5.700%, 02/01/19	2,345
3,541	5.750%, 03/15/40	4,114
9,885	Celgene Corp., 3.250%, 08/15/22	9,933

		48,629

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,150	4.000%, 03/01/14	1,209
500	4.625%, 03/15/15	549
700	Becton Dickinson and Co., 5.000%, 05/15/19	828

		2,586

	Health Care Providers & Services — 0.1%
	Aetna, Inc.,
1,982	4.500%, 05/15/42	2,012
3,300	6.750%, 12/15/37	4,403
2,158	Medco Health Solutions, Inc., 2.750%, 09/15/15	2,258
6,640	UnitedHealth Group, Inc., 3.375%, 11/15/21	7,096
	WellPoint, Inc.,
4,694	3.125%, 05/15/22	4,676
3,877	4.625%, 05/15/42	3,863
492	5.875%, 06/15/17	580
340	7.000%, 02/15/19	423

		25,311

	Pharmaceuticals — 0.0% (g)
350	Abbott Laboratories, 6.150%, 11/30/37	500
3,200	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	3,474
	GlaxoSmithKline Capital, Inc.,
1,000	4.375%, 04/15/14	1,063
3,100	5.650%, 05/15/18	3,808
2,100	6.375%, 05/15/38	3,023
1,040	Merck & Co., Inc., 6.000%, 09/15/17	1,286
790	Wyeth, 6.450%, 02/01/24	1,089

		14,243

	Total Health Care	90,769

	Industrials — 1.0%
	Aerospace & Defense — 0.2%
2,350	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e)	2,805
5,328	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	6,283
	Boeing Co. (The),
250	3.500%, 02/15/15	268

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Aerospace & Defense — Continued
500	4.875%, 02/15/20	607
1,500	Honeywell International, Inc., 5.300%, 03/01/18	1,824
	Lockheed Martin Corp.,
3,084	2.125%, 09/15/16	3,206
1,000	4.250%, 11/15/19	1,124
1,750	4.850%, 09/15/41	2,015
3,993	5.720%, 06/01/40	5,085
	United Technologies Corp.,
1,982	1.800%, 06/01/17	2,049
5,076	3.100%, 06/01/22	5,400
6,715	4.500%, 06/01/42	7,630
8,400	6.125%, 02/01/19	10,569

		48,865

	Airlines — 0.1%
1,592	American Airlines, 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	1,674
5,690	American Airlines, 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	6,031
538	Continental Airlines, 1999-2 Class C-2 Pass-Through Trust, 7.256%, 03/15/20	581
3,967	Continental Airlines, 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	4,344
4,169	Delta Air Lines, 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	4,471
1,417	Delta Air Lines, 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	1,527
3,928	Delta Air Lines, 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	4,026

		22,654

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
3,788	3.500%, 07/15/22 (e)	3,935
3,132	4.875%, 07/15/42 (e)	3,407
	Pitney Bowes, Inc.,
4,300	4.875%, 08/15/14	4,515
7,170	5.000%, 03/15/15	7,580
1,700	5.600%, 03/15/18	1,809
4,805	Republic Services, Inc., 3.550%, 06/01/22	5,055
	Waste Management, Inc.,
1,885	4.750%, 06/30/20	2,178
1,365	7.375%, 03/11/19	1,757
800	7.750%, 05/15/32	1,159

		31,395

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.0% (g)
	ABB Finance USA, Inc.,
1,677	1.625%, 05/08/17	1,704
2,333	2.875%, 05/08/22	2,419
1,035	4.375%, 05/08/42	1,169
5,475	Fluor Corp., 3.375%, 09/15/21	5,832

		11,124

	Industrial Conglomerates — 0.1%
3,748	Danaher Corp., 3.900%, 06/23/21	4,254
	Koninklijke Philips Electronics N.V., (Netherlands),
7,272	3.750%, 03/15/22	7,876
1,666	5.750%, 03/11/18	2,007
550	7.200%, 06/01/26	727
1,350	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,582

		16,446

	Machinery — 0.1%
	Caterpillar, Inc.,
1,869	1.500%, 06/26/17	1,905
2,133	2.600%, 06/26/22	2,204
	Deere & Co.,
6,001	2.600%, 06/08/22	6,184
2,661	3.900%, 06/09/42	2,806
	Eaton Corp.,
2,650	5.600%, 05/15/18	3,155
2,000	7.625%, 04/01/24	2,664
17,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	17,339
775	Ingersoll-Rand Co., 6.391%, 11/15/27	942
775	Parker Hannifin Corp., 5.500%, 05/15/18	931

		38,130

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
4,261	3.050%, 03/15/22	4,396
2,080	3.450%, 09/15/21	2,207
1,418	3.600%, 09/01/20	1,540
4,480	4.375%, 09/01/42	4,716
5,250	5.400%, 06/01/41	6,308
3,660	5.650%, 05/01/17	4,361
1,675	5.750%, 03/15/18	2,022
3,617	5.750%, 05/01/40	4,483
600	6.700%, 08/01/28	761
1,300	7.000%, 02/01/14	1,415
1,300	7.290%, 06/01/36	1,779

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Road & Rail — Continued
	CSX Corp.,
1,986	4.250%, 06/01/21	2,222
3,900	5.500%, 04/15/41	4,705
1,700	6.250%, 04/01/15	1,934
700	7.375%, 02/01/19	899
4,000	7.900%, 05/01/17	5,026
2,420	Federal Express Corp. 1998 Pass-Through Trust, 6.720%, 01/15/22	2,904
	Norfolk Southern Corp.,
2,852	2.903%, 02/15/23 (e)	2,912
5,527	3.250%, 12/01/21	5,831
57	5.590%, 05/17/25	71
3,400	6.000%, 03/15/05	4,199
12,345	6.000%, 05/23/11	15,193
135	7.700%, 05/15/17	171
	Ryder System, Inc.,
3,197	2.500%, 03/01/17	3,250
2,690	3.600%, 03/01/16	2,845
	Union Pacific Corp.,
1,446	2.950%, 01/15/23	1,490
4,388	4.163%, 07/15/22	4,983
1,600	4.300%, 06/15/42	1,712
175	4.875%, 01/15/15	192
1,484	5.650%, 05/01/17	1,735
1,000	5.780%, 07/15/40	1,284
	United Parcel Service of America, Inc.,
2,350	8.375%, 04/01/20	3,285
800	SUB, 8.375%, 04/01/30	1,239

		102,070

	Total Industrials	270,684

	Information Technology — 0.8%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,500	5.500%, 02/22/16	1,747
4,660	5.500%, 01/15/40	6,022
4,990	5.900%, 02/15/39	6,650

		14,419

	Computers & Peripherals — 0.3%
	Dell, Inc.,
6,526	3.100%, 04/01/16	6,938
2,200	4.625%, 04/01/21	2,414
1,220	5.650%, 04/15/18	1,431
1,900	7.100%, 04/15/28	2,341

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — Continued
	Hewlett-Packard Co.,
7,503	2.600%, 09/15/17	7,427
6,079	4.050%, 09/15/22	5,931
7,667	4.300%, 06/01/21	7,699
4,687	4.375%, 09/15/21	4,684
1,900	4.750%, 06/02/14	2,005
2,525	5.400%, 03/01/17	2,802
20,000	6.000%, 09/15/41	20,855
5,400	6.125%, 03/01/14	5,778

		70,305

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
3,260	3.375%, 11/01/15	3,390
4,635	6.000%, 04/01/20	5,218
4,265	6.875%, 07/01/13	4,464
3,600	7.500%, 01/15/27	4,167

		17,239

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
2,289	2.600%, 07/15/22	2,312
2,064	4.000%, 07/15/42	2,040

		4,352

	IT Services — 0.1%
	HP Enterprise Services LLC,
2,950	6.000%, 08/01/13	3,085
2,420	7.450%, 10/15/29	2,921
	International Business Machines Corp.,
5,532	1.250%, 02/06/17	5,617
8,500	1.875%, 05/15/19	8,668
5,151	1.950%, 07/22/16	5,380
762	4.000%, 06/20/42	842
3,950	5.700%, 09/14/17	4,838
660	6.220%, 08/01/27	896
4,500	7.625%, 10/15/18	6,089

		38,336

	Office Electronics — 0.0% (g)
	Xerox Corp.,
1,961	2.950%, 03/15/17	2,008
1,770	4.500%, 05/15/21	1,859
5,050	5.625%, 12/15/19	5,695
3,200	6.750%, 02/01/17	3,755
310	8.250%, 05/15/14	345

		13,662

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — 0.1%
4,883	Intel Corp., 3.300%, 10/01/21	5,309
8,285	National Semiconductor Corp., 6.600%, 06/15/17	10,339
	Texas Instruments, Inc.,
5,000	1.375%, 05/15/14	5,083
4,203	1.650%, 08/03/19	4,205

		24,936

	Software — 0.1%
3,480	Intuit, Inc., 5.750%, 03/15/17	4,036
	Microsoft Corp.,
7,590	1.625%, 09/25/15	7,873
1,214	4.500%, 10/01/40	1,458
	Oracle Corp.,
5,300	5.000%, 07/08/19	6,393
2,320	5.250%, 01/15/16	2,671
3,400	5.750%, 04/15/18	4,202
2,565	6.125%, 07/08/39	3,527
1,950	6.500%, 04/15/38	2,780

		32,940

	Total Information Technology	216,189

	Materials — 0.4%
	Chemicals — 0.3%
850	Air Products & Chemicals, Inc., 4.150%, 02/01/13	863
	Dow Chemical Co. (The),
3,156	4.125%, 11/15/21	3,455
4,831	4.250%, 11/15/20	5,317
1,926	5.250%, 11/15/41	2,196
650	6.000%, 10/01/12	653
1,345	7.375%, 11/01/29	1,824
6,770	7.600%, 05/15/14	7,513
2,044	8.550%, 05/15/19	2,759
	E.I. du Pont de Nemours & Co.,
3,706	1.950%, 01/15/16	3,853
125	4.125%, 03/06/13	127
500	4.875%, 04/30/14	536
2,150	4.900%, 01/15/41	2,659
1,500	5.600%, 12/15/36	1,963
5,000	6.000%, 07/15/18	6,290
1,000	Ecolab, Inc., 5.500%, 12/08/41	1,254
	Mosaic Co. (The),
2,201	3.750%, 11/15/21	2,358
501	4.875%, 11/15/41	560

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
	Potash Corp. of Saskatchewan, Inc., (Canada),
1,450	4.875%, 03/01/13	1,480
3,800	6.500%, 05/15/19	4,771
	PPG Industries, Inc.,
1,144	5.500%, 11/15/40	1,406
2,150	5.750%, 03/15/13	2,208
6,250	6.650%, 03/15/18	7,695
2,100	9.000%, 05/01/21	2,876
	Praxair, Inc.,
850	4.375%, 03/31/14	900
1,900	4.625%, 03/30/15	2,090
480	5.200%, 03/15/17	563
1,295	5.250%, 11/15/14	1,422
	Union Carbide Corp.,
6,050	7.500%, 06/01/25	7,357
6,600	7.750%, 10/01/96	7,622

		84,570

	Construction Materials — 0.0% (g)
1,666	CRH America, Inc., 6.000%, 09/30/16	1,848

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
1,877	1.000%, 02/24/15	1,897
6,223	1.625%, 02/24/17	6,347
1,600	5.400%, 03/29/17	1,876
1,150	5.500%, 04/01/14	1,239
2,750	6.500%, 04/01/19	3,520
9,702	Freeport-McMoRan Copper & Gold, Inc., 2.150%, 03/01/17	9,791
1,970	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	2,326
	Rio Tinto Finance USA Ltd., (Australia),
1,280	3.500%, 11/02/20	1,352
3,755	3.750%, 09/20/21	4,025
1,585	8.950%, 05/01/14	1,795
2,000	9.000%, 05/01/19	2,743
4,468	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	4,470

		41,381

	Total Materials	127,799

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
270	AT&T Corp., 8.000%, 11/15/31	418
	AT&T, Inc.,
7,000	4.450%, 05/15/21	8,214

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
1,120	5.100%, 09/15/14	1,220
10,603	5.350%, 09/01/40	12,723
2,925	5.500%, 02/01/18	3,543
1,300	5.600%, 05/15/18	1,595
2,295	5.625%, 06/15/16	2,692
7,200	6.300%, 01/15/38	9,387
500	6.800%, 05/15/36	683
2,350	Bellsouth Capital Funding Corp., 7.120%, 07/15/97	2,999
	BellSouth Corp.,
4,550	5.200%, 09/15/14	4,951
1,000	6.550%, 06/15/34	1,217
3,840	6.875%, 10/15/31	4,820
	BellSouth Telecommunications, Inc.,
1,234	6.300%, 12/15/15	1,301
1,200	6.375%, 06/01/28	1,441
1,200	7.000%, 10/01/25	1,533
2,300	7.000%, 12/01/95	2,886
	British Telecommunications plc, (United Kingdom),
1,812	2.000%, 06/22/15	1,853
5,000	5.150%, 01/15/13	5,082
2,800	5.950%, 01/15/18	3,341
300	9.625%, 12/15/30	481
4,500	Centel Capital Corp., 9.000%, 10/15/19	5,369
	CenturyLink, Inc.,
9,400	6.450%, 06/15/21	10,491
6,000	7.600%, 09/15/39	6,198
	Deutsche Telekom International Finance B.V., (Netherlands),
2,555	2.250%, 03/06/17 (e)	2,611
4,200	4.875%, 07/08/14	4,454
2,327	4.875%, 03/06/42 (e)	2,482
785	5.250%, 07/22/13	816
2,025	6.000%, 07/08/19	2,459
5,800	8.750%, 06/15/30	8,548
	France Telecom S.A., (France),
4,236	2.750%, 09/14/16	4,419
6,350	8.500%, 03/01/31	9,456
	GTE Corp.,
18,000	6.840%, 04/15/18	22,345
3,400	6.940%, 04/15/28	4,497
1,000	8.750%, 11/01/21	1,436
2,300	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	2,325

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
8,149	Qwest Corp., 6.750%, 12/01/21	9,615
	Telecom Italia Capital S.A., (Luxembourg),
4,360	4.950%, 09/30/14	4,425
2,300	5.250%, 11/15/13	2,355
2,650	6.175%, 06/18/14	2,729
2,125	6.999%, 06/04/18	2,221
	Telefonica Emisiones S.A.U., (Spain),
2,258	5.462%, 02/16/21	2,077
4,000	5.855%, 02/04/13	4,050
1,500	5.877%, 07/15/19	1,448
3,250	6.221%, 07/03/17	3,307
2,400	6.421%, 06/20/16	2,454
	Verizon Communications, Inc.,
2,175	5.500%, 02/15/18	2,649
250	5.550%, 02/15/16	290
1,443	5.850%, 09/15/35	1,838
1,100	6.400%, 02/15/38	1,476
4,400	7.350%, 04/01/39	6,553
1,500	8.750%, 11/01/18	2,104
17,610	Verizon Global Funding Corp., 7.750%, 12/01/30	26,050
3,100	Verizon Maryland, Inc., 7.150%, 05/01/23	3,202
900	Verizon New England, Inc., 4.750%, 10/01/13	939
880	Verizon New York, Inc., 7.375%, 04/01/32	1,147
5,232	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	7,072
2,788	Verizon Virginia, Inc., 4.625%, 03/15/13	2,848

		251,135

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
4,274	2.375%, 09/08/16	4,438
3,624	3.125%, 07/16/22	3,715
1,500	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,599
2,780	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	2,865
	Vodafone Group plc, (United Kingdom),
8,300	1.625%, 03/20/17	8,460
5,125	5.000%, 09/15/15	5,744
753	5.450%, 06/10/19	916

		27,737

	Total Telecommunication Services	278,872

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Utilities — 1.6%
	Electric Utilities — 1.1%
	Alabama Power Co.,
858	6.000%, 03/01/39	1,168
2,123	6.125%, 05/15/38	2,921
2,250	Appalachian Power Co., 6.700%, 08/15/37	3,001
	Arizona Public Service Co.,
2,144	4.500%, 04/01/42	2,386
1,110	4.650%, 05/15/15	1,213
3,385	5.050%, 09/01/41	4,013
4,928	Baltimore Gas & Electric Co., 2.800%, 08/15/22	5,009
	Carolina Power & Light Co.,
3,246	2.800%, 05/15/22	3,368
3,602	3.000%, 09/15/21	3,803
2,103	4.100%, 05/15/42	2,231
2,177	5.125%, 09/15/13	2,281
2,000	5.300%, 01/15/19	2,419
3,450	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	4,354
5,342	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	5,943
925	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	1,103
3,078	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	4,195
1,498	Consumers Energy Co., 2.850%, 05/15/22	1,581
1,881	Detroit Edison Co. (The), 2.650%, 06/15/22	1,945
	Duke Energy Carolinas LLC,
1,369	4.250%, 12/15/41	1,498
1,991	4.300%, 06/15/20	2,311
1,400	5.100%, 04/15/18	1,672
1,795	5.625%, 11/30/12	1,817
	Duke Energy Corp.,
4,251	2.150%, 11/15/16	4,400
2,966	3.550%, 09/15/21	3,152
1,875	3.950%, 09/15/14	1,991
	Duke Energy Indiana, Inc.,
3,860	3.750%, 07/15/20	4,265
3,100	6.350%, 08/15/38	4,341
	Enel Finance International N.V., (Netherlands),
6,030	5.125%, 10/07/19 (e)	5,985
1,000	6.000%, 10/07/39 (e)	828
	Exelon Generation Co. LLC,
6,000	4.000%, 10/01/20	6,334
1,857	5.750%, 10/01/41	2,064

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Florida Power & Light Co.,
550	5.625%, 04/01/34	719
3,900	5.950%, 10/01/33	5,268
1,000	5.950%, 02/01/38	1,386
	Florida Power Corp.,
500	4.800%, 03/01/13	511
1,125	5.650%, 06/15/18	1,370
700	6.400%, 06/15/38	983
	Georgia Power Co.,
400	5.950%, 02/01/39	533
1,100	6.000%, 11/01/13	1,168
1,507	Great Plains Energy, Inc., 4.850%, 06/01/21	1,665
	Hydro-Quebec, (Canada),
8,000	8.400%, 01/15/22	11,614
1,800	9.400%, 02/01/21	2,714
1,085	Indiana Michigan Power Co., 7.000%, 03/15/19	1,354
300	Jersey Central Power & Light Co., 7.350%, 02/01/19	384
4,687	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	5,433
10,000	Kansas City Power & Light Co., 5.300%, 10/01/41	11,528
114	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	114
700	MidAmerican Energy Co., 5.300%, 03/15/18	837
	Nevada Power Co.,
367	5.375%, 09/15/40	454
3,740	5.450%, 05/15/41	4,722
2,250	6.500%, 08/01/18	2,820
1,825	7.125%, 03/15/19	2,361
	NextEra Energy Capital Holdings, Inc.,
900	5.350%, 06/15/13	932
1,200	6.000%, 03/01/19	1,425
1,600	7.875%, 12/15/15	1,919
1,625	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	1,843
	Nisource Finance Corp.,
2,740	3.850%, 02/15/23	2,840
1,800	4.450%, 12/01/21	1,946
7,500	5.800%, 02/01/42	8,908
1,164	6.150%, 03/01/13	1,195
2,500	Northern States Power Co., 6.250%, 06/01/36	3,568
	Ohio Power Co.,
2,400	5.750%, 09/01/13	2,512

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
1,550	6.050%, 05/01/18	1,876
	Oncor Electric Delivery Co. LLC,
6,150	6.800%, 09/01/18	7,521
1,200	7.000%, 09/01/22	1,493
	Pacific Gas & Electric Co.,
5,628	2.450%, 08/15/22	5,647
1,411	3.250%, 09/15/21	1,518
1,875	4.450%, 04/15/42	2,077
7,260	4.500%, 12/15/41	8,129
1,980	5.625%, 11/30/17	2,405
750	8.250%, 10/15/18	1,035
	PacifiCorp,
1,000	3.850%, 06/15/21	1,130
250	5.500%, 01/15/19	304
2,850	5.650%, 07/15/18	3,499
900	Peco Energy Co., 5.350%, 03/01/18	1,077
900	Pennsylvania Electric Co., 6.050%, 09/01/17	1,034
1,320	Potomac Electric Power Co., 6.500%, 11/15/37	1,904
1,721	PPL Electric Utilities Corp., 2.500%, 09/01/22	1,753
	Progress Energy, Inc.,
3,769	3.150%, 04/01/22	3,831
3,778	4.400%, 01/15/21	4,267
730	6.050%, 03/15/14	785
1,480	7.750%, 03/01/31	2,099
	PSEG Power LLC,
800	4.150%, 09/15/21	865
2,411	5.125%, 04/15/20	2,773
2,190	5.500%, 12/01/15	2,448
1,255	8.625%, 04/15/31	1,858
	Public Service Co. of Colorado,
1,160	3.200%, 11/15/20	1,277
275	5.800%, 08/01/18	338
	Public Service Co. of Oklahoma,
1,964	4.400%, 02/01/21	2,196
3,350	6.625%, 11/15/37	4,315
	Public Service Electric & Gas Co.,
825	5.300%, 05/01/18	995
1,138	5.375%, 11/01/39	1,494
5,300	6.330%, 11/01/13	5,650
	San Diego Gas & Electric Co.,
3,000	3.950%, 11/15/41	3,264
2,065	6.000%, 06/01/26	2,769

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Southern California Edison Co.,
988	3.875%, 06/01/21	1,122
3,800	3.900%, 12/01/41	4,064
1,200	4.150%, 09/15/14	1,282
1,400	5.500%, 08/15/18	1,719
1,650	5.750%, 03/15/14	1,782
645	5.950%, 02/01/38	887
2,450	6.050%, 03/15/39	3,435
	Southern Co.,
2,973	1.950%, 09/01/16	3,068
580	4.150%, 05/15/14	613
1,417	Southern Power Co., 5.150%, 09/15/41	1,653
3,400	Southwestern Public Service Co., 8.750%, 12/01/18	4,697
	Spectra Energy Capital LLC,
2,900	5.500%, 03/01/14	3,080
350	5.668%, 08/15/14	377
3,645	6.250%, 02/15/13	3,733
2,490	7.500%, 09/15/38	3,365
3,850	8.000%, 10/01/19	4,996
	Virginia Electric and Power Co.,
776	2.950%, 01/15/22	821
2,550	5.100%, 11/30/12	2,578
4,600	5.400%, 04/30/18	5,558
800	5.950%, 09/15/17	990

		312,064

	Gas Utilities — 0.2%
	AGL Capital Corp.,
5,139	3.500%, 09/15/21	5,491
1,700	4.450%, 04/15/13	1,736
11,728	5.875%, 03/15/41	15,651
6,700	6.375%, 07/15/16	7,814
3,270	ANR Pipeline Co., 9.625%, 11/01/21	4,955
690	Atmos Energy Corp., 8.500%, 03/15/19	922
2,454	Boston Gas Co., 4.487%, 02/15/42 (e)	2,767
	CenterPoint Energy Resources Corp.,
1,000	4.500%, 01/15/21	1,129
530	6.125%, 11/01/17	635
1,037	Southern California Gas Co., 4.800%, 10/01/12	1,040
	TransCanada PipeLines Ltd., (Canada),
1,515	4.000%, 06/15/13	1,556
1,500	6.200%, 10/15/37	2,059
1,900	6.500%, 08/15/18	2,372

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Gas Utilities — Continued
2,650	7.125%, 01/15/19	3,426
2,100	7.250%, 08/15/38	3,134

		54,687

	Independent Power Producers & Energy Traders — 0.0% (g)
9,500	PPL Energy Supply LLC, 4.600%, 12/15/21	10,156

	Multi-Utilities — 0.2%
3,780	CenterPoint Energy, Inc., 6.500%, 05/01/18	4,553
1,648	Delmarva Power & Light Co., 4.000%, 06/01/42	1,772
	Dominion Resources, Inc.,
2,052	4.900%, 08/01/41	2,431
5,650	5.250%, 08/01/33	6,673
590	6.000%, 11/30/17	715
1,200	7.000%, 06/15/38	1,746
1,600	8.875%, 01/15/19	2,193
1,625	MidAmerican Energy Holdings Co., 5.750%, 04/01/18	1,959
1,550	PG&E Corp., 5.750%, 04/01/14	1,664
	Sempra Energy,
1,500	6.000%, 10/15/39	1,989
2,300	6.150%, 06/15/18	2,834
900	6.500%, 06/01/16	1,073
2,760	8.900%, 11/15/13	3,018
8,150	9.800%, 02/15/19	11,484
	Wisconsin Electric Power Co.,
261	2.950%, 09/15/21	276
1,400	6.000%, 04/01/14	1,521
1,295	6.250%, 12/01/15	1,516
	Xcel Energy, Inc.,
601	4.700%, 05/15/20	708
924	4.800%, 09/15/41	1,083

		49,208

	Water Utilities — 0.1%
	American Water Capital Corp.,
4,625	6.085%, 10/15/17	5,504
3,740	6.593%, 10/15/37	4,832

		10,336

	Total Utilities	436,451

	Total Corporate Bonds (Cost $4,341,393)	4,723,221

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Foreign Government Securities — 0.6%
	Israel Government AID Bond, (Israel),
12,000	Zero Coupon, 08/15/17	11,381
10,000	Zero Coupon, 03/15/18	9,361
33,638	Zero Coupon, 08/15/18	31,188
3,345	Zero Coupon, 11/01/19	2,995
5,010	Zero Coupon, 08/15/20	4,363
4,000	Zero Coupon, 11/01/23	3,029
24,700	Zero Coupon, 11/01/24	17,784
2,500	Zero Coupon, 11/15/26	1,654
3,040	Province of Manitoba, (Canada), 2.125%, 04/22/13	3,075
	Province of Ontario, (Canada),
16,000	0.950%, 05/26/15	16,180
5,500	2.700%, 06/16/15	5,824
12,250	2.950%, 02/05/15	12,962
560	Province of Quebec, (Canada), SUB, 7.365%, 03/06/26	827
10,000	Tunisia Government AID Bond, (Tunisia), 1.686%, 07/16/19	9,975
	United Mexican States, (Mexico),
4,356	4.750%, 03/08/44	4,879
5,706	5.750%, 10/12/10	6,862
2,035	5.875%, 01/15/14	2,162
3,398	6.375%, 01/16/13	3,457
850	6.625%, 03/03/15	961
4,881	7.500%, 04/08/33	7,431
2,925	8.300%, 08/15/31	4,724

	Total Foreign Government Securities (Cost $149,088)	161,074

Mortgage Pass-Through Securities — 13.9%
	Federal Home Loan Mortgage Corp.,
76	ARM, 2.072%, 07/01/19	80
183	ARM, 2.168%, 01/01/27	194
59	ARM, 2.250%, 07/01/26	60
684	ARM, 2.300%, 04/01/37	728
71	ARM, 2.303%, 04/01/30	76
2,186	ARM, 2.323%, 05/01/37	2,328
2,148	ARM, 2.345%, 10/01/36	2,280
840	ARM, 2.355%, 12/01/33	881
4,304	ARM, 2.370%, 05/01/36	4,558
3,804	ARM, 2.375%, 01/01/35 - 08/01/36	4,055
4,378	ARM, 2.385%, 05/01/33	4,660
598	ARM, 2.415%, 01/01/37	639
7,584	ARM, 2.432%, 12/01/36	8,128
756	ARM, 2.464%, 11/01/36	806
1,446	ARM, 2.467%, 07/01/36	1,551

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
5,167	ARM, 2.470%, 10/01/36	5,492
1,858	ARM, 2.471%, 08/01/36	1,985
2,342	ARM, 2.480%, 10/01/36	2,475
10,096	ARM, 2.493%, 08/01/36	10,788
3,152	ARM, 2.495%, 09/01/34	3,364
3,518	ARM, 2.498%, 09/01/32 - 10/01/36	3,756
3,567	ARM, 2.499%, 11/01/36	3,821
2,086	ARM, 2.540%, 10/01/36	2,232
7,942	ARM, 2.653%, 12/01/36	8,512
924	ARM, 2.664%, 02/01/36	986
567	ARM, 2.675%, 08/01/35	606
8,208	ARM, 2.705%, 03/01/37	8,804
4,460	ARM, 2.760%, 05/01/37	4,785
3,165	ARM, 2.764%, 09/01/36	3,387
718	ARM, 2.785%, 10/01/36	756
280	ARM, 2.859%, 02/01/37	301
4,698	ARM, 2.860%, 02/01/37	5,030
1,554	ARM, 2.861%, 04/01/34	1,660
696	ARM, 2.870%, 05/01/37	741
2,270	ARM, 2.881%, 12/01/35	2,419
2,734	ARM, 2.885%, 10/01/36	2,890
1,250	ARM, 2.899%, 07/01/37	1,349
4,682	ARM, 2.903%, 09/01/36	5,037
5,393	ARM, 2.947%, 12/01/36	5,757
2,446	ARM, 2.956%, 01/01/37	2,602
3,120	ARM, 2.990%, 02/01/37	3,364
450	ARM, 3.060%, 12/01/36	477
5,652	ARM, 3.112%, 05/01/37	6,065
2,281	ARM, 3.142%, 05/01/38	2,451
4,853	ARM, 3.159%, 03/01/36	5,199
2,140	ARM, 3.164%, 04/01/37	2,296
1,334	ARM, 3.220%, 03/01/37	1,431
946	ARM, 3.249%, 03/01/37	1,014
622	ARM, 3.271%, 02/01/37	667
2,122	ARM, 3.291%, 11/01/36	2,257
2,986	ARM, 3.292%, 05/01/37	3,207
1,169	ARM, 3.429%, 05/01/36	1,253
5,390	ARM, 3.442%, 03/01/36	5,840
3,263	ARM, 3.504%, 04/01/38	3,509
5,161	ARM, 4.905%, 02/01/36	5,551
8,648	ARM, 5.008%, 01/01/35	9,340
3,078	ARM, 5.065%, 07/01/36	3,324
3,408	ARM, 5.603%, 05/01/36	3,679
3,520	ARM, 5.629%, 06/01/37	3,817
2,719	ARM, 5.758%, 06/01/36	2,942
681	ARM, 5.928%, 04/01/37	737

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10,223	ARM, 6.037%, 06/01/36	11,054
8,492	ARM, 6.039%, 11/01/36	9,109
642	ARM, 6.437%, 02/01/37	698
973	ARM, 6.464%, 11/01/37	1,063
577	ARM, 6.470%, 12/01/36	626
2,112	ARM, 6.554%, 11/01/36	2,284
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
2,169	4.000%, 06/01/18 - 05/01/19	2,309
2,164	4.500%, 08/01/18 - 10/01/18	2,315
9,704	5.000%, 10/01/17 - 12/01/18	10,484
45,691	5.500%, 06/01/17 - 02/01/24	49,611
22,105	6.000%, 04/01/17 - 03/01/22	23,622
3,450	6.500%, 07/01/16 - 03/01/22	3,694
32	7.000%, 09/01/12 - 04/01/17	35
1	7.500%, 10/01/14	1
5	8.500%, 11/01/15	5
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
18,980	3.500%, 01/01/32	20,260
3,933	5.500%, 01/01/23 - 11/01/23	4,332
325	6.000%, 12/01/22	358
2,396	6.500%, 12/01/13 - 01/01/28	2,684
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
3,145	4.000%, 10/01/33	3,381
71,279	4.500%, 05/01/41	76,932
105,982	5.000%, 01/01/34 - 08/01/40	115,981
27,763	5.500%, 01/01/33 - 03/01/40	30,540
2,988	6.000%, 10/01/29 - 12/01/36	3,322
15,680	6.500%, 08/01/29 - 03/01/38	18,024
4,161	7.000%, 04/01/26 - 02/01/37	4,915
7,801	7.500%, 08/01/25 - 09/01/38	9,673
41	8.000%, 07/01/20 - 11/01/24	48
111	8.500%, 07/01/28	137
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
14,163	7.500%, 01/01/32 - 12/01/36	16,717
7,963	10.000%, 10/01/30	9,461
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
56,748	3.500%, 06/01/42	60,733
46,865	4.000%, 06/01/42	51,539
9,751	5.500%, 04/01/18	10,511
9,874	6.000%, 02/01/33 - 11/01/36	10,918
35,523	6.500%, 12/01/35 - 06/01/37	39,888

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
691	7.000%, 07/01/29 - 08/01/47	780
1,587	10.000%, 03/17/26	1,736
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
16	12.000%, 08/01/15 - 07/01/19	17
	Federal National Mortgage Association,
51	ARM, 1.875%, 03/01/19	52
717	ARM, 1.945%, 08/01/34	753
1,775	ARM, 2.071%, 07/01/37	1,909
4,230	ARM, 2.123%, 01/01/36	4,443
430	ARM, 2.124%, 11/01/34	451
1,241	ARM, 2.163%, 09/01/33	1,305
197	ARM, 2.170%, 07/01/34	209
4,856	ARM, 2.184%, 09/01/36	5,137
1,782	ARM, 2.213%, 07/01/35	1,896
2,395	ARM, 2.215%, 02/01/37	2,541
1,770	ARM, 2.217%, 01/01/37	1,881
1,432	ARM, 2.242%, 08/01/36	1,536
9,251	ARM, 2.273%, 01/01/35	9,866
628	ARM, 2.291%, 02/01/35	670
1,120	ARM, 2.292%, 11/01/33	1,188
773	ARM, 2.313%, 10/01/34	819
1,018	ARM, 2.350%, 09/01/36	1,069
3,737	ARM, 2.362%, 04/01/35 - 01/01/36	3,976
1,292	ARM, 2.381%, 05/01/35	1,378
2,069	ARM, 2.402%, 11/01/34 - 09/01/36	2,206
1,697	ARM, 2.420%, 06/01/34	1,811
11	ARM, 2.451%, 01/01/19	12
261	ARM, 2.460%, 08/01/35	276
517	ARM, 2.460%, 01/01/35	548
2,522	ARM, 2.471%, 10/01/36	2,701
1,288	ARM, 2.505%, 10/01/34	1,379
176	ARM, 2.543%, 09/01/34	188
299	ARM, 2.565%, 01/01/34	319
916	ARM, 2.569%, 09/01/35	979
1,936	ARM, 2.570%, 09/01/36	2,053
1,184	ARM, 2.581%, 03/01/35	1,263
7,600	ARM, 2.660%, 12/01/36	8,160
1,032	ARM, 2.672%, 08/01/33	1,103
1,876	ARM, 2.682%, 10/01/35	2,006
724	ARM, 2.685%, 04/01/34	771
193	ARM, 2.720%, 05/01/35	204
5	ARM, 2.749%, 08/01/19	5
621	ARM, 2.760%, 08/01/34	655
7,685	ARM, 2.770%, 07/01/37	8,255
2,369	ARM, 2.780%, 02/01/37	2,531

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,295	ARM, 2.781%, 06/01/36	1,394
2,144	ARM, 2.798%, 12/01/36	2,304
539	ARM, 2.816%, 09/01/33	579
4,387	ARM, 2.825%, 04/01/37	4,700
5,761	ARM, 2.833%, 06/01/36	6,194
1,208	ARM, 2.838%, 01/01/37	1,296
5,586	ARM, 2.846%, 10/01/36	5,957
593	ARM, 2.864%, 09/01/37	623
2,251	ARM, 2.872%, 07/01/36 - 07/01/37	2,406
1,719	ARM, 2.885%, 07/01/37	1,850
2,395	ARM, 2.885%, 10/01/36	2,552
4,115	ARM, 2.919%, 08/01/36	4,407
2,295	ARM, 2.932%, 11/01/36	2,437
1,675	ARM, 2.938%, 06/01/36	1,807
1,034	ARM, 2.976%, 05/01/36	1,108
225	ARM, 2.987%, 09/01/27	237
682	ARM, 3.219%, 02/01/36	728
17,678	ARM, 3.250%, 03/01/36	18,882
144	ARM, 3.375%, 01/01/36	155
1,576	ARM, 3.539%, 11/01/37	1,690
8,534	ARM, 3.723%, 12/01/37	9,168
5,569	ARM, 3.768%, 11/01/37	5,999
5,828	ARM, 3.787%, 08/01/37	6,289
197	ARM, 3.850%, 03/01/29	211
1,908	ARM, 3.913%, 09/01/37	2,051
1,657	ARM, 3.947%, 11/01/36	1,759
458	ARM, 5.005%, 01/01/34	496
3,013	ARM, 5.236%, 01/01/38	3,237
611	ARM, 5.612%, 08/01/36	663
11,365	ARM, 5.625%, 01/01/23	12,464
2,218	ARM, 5.869%, 09/01/37	2,413
1,638	ARM, 5.998%, 09/01/37	1,787
5,669	ARM, 6.100%, 09/01/36	6,121
3,872	ARM, 6.185%, 08/01/36	4,221
1,179	ARM, 6.320%, 09/01/37	1,293
	Federal National Mortgage Association, 15 Year, Single Family,
598	3.500%, 04/01/19	636
6,687	4.000%, 07/01/18 - 12/01/20	7,207
25,105	4.500%, 05/01/18 - 12/01/19	27,316
28,406	5.000%, 12/01/16 - 08/01/24	31,161
26,388	5.500%, 02/01/18 - 07/01/20	28,893
56,024	6.000%, 06/01/16 - 07/01/24	61,005
7,132	6.500%, 05/01/13 - 02/01/24	7,861
802	7.000%, 03/01/17 - 11/01/17	857
17	7.500%, 03/01/17	19
6	8.000%, 11/01/12 - 11/01/15	6

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 20 Year, Single Family,
26,835	3.500%, 07/01/32 - 08/01/32	28,654
1,028	5.000%, 10/01/25	1,134
3,524	5.500%, 07/01/25	3,897
34,717	6.000%, 04/01/24 - 09/01/29	38,309
7,004	6.500%, 05/01/22 - 08/01/26	7,886
	Federal National Mortgage Association, 30 Year, FHA/VA,
259	6.000%, 09/01/33	292
444	6.500%, 03/01/29	522
71	7.000%, 02/01/33	84
88	8.000%, 06/01/28	106
80	8.500%, 08/01/27 - 02/01/30	90
111	9.000%, 05/01/18 - 12/01/30	118
33	9.500%, 12/01/18	38
	Federal National Mortgage Association, 30 Year, Single Family,
1,379	4.000%, 12/01/33	1,484
2,364	4.500%, 11/01/33 - 09/01/34	2,570
81,565	5.000%, 06/01/33 - 08/01/40	89,942
107,716	5.500%, 11/01/32 - 12/01/39	118,992
51,091	6.000%, 12/01/28 - 11/01/38	57,189
99,116	6.500%, 11/01/29 - 10/01/38	114,620
50,416	7.000%, 01/01/24 - 01/01/39	58,336
29,409	7.500%, 11/01/22 - 04/01/39	35,290
1,470	8.000%, 03/01/21 - 01/01/38	1,809
41	8.500%, 07/01/24 - 06/01/25	49
3	9.000%, 04/01/26	3
24	9.500%, 07/01/28	27
17	10.000%, 02/01/24	18
15	12.500%, 01/01/16	16
	Federal National Mortgage Association, Other,
15,000	VAR, 0.795%, 08/01/22	15,095
7,000	VAR, 0.846%, 03/01/22	7,044
12,000	VAR, 0.856%, 04/01/22	12,070
15,895	VAR, 0.866%, 12/01/20	16,186
13,888	VAR, 0.986%, 01/01/19	13,940
18,012	VAR, 1.016%, 04/01/22	18,067
9,917	VAR, 1.046%, 03/01/22	10,093
597	VAR, 2.875%, 08/01/34	637
5,916	VAR, 6.070%, 11/01/18	6,410
12,000	0.672%, 09/01/22	12,008
18,000	1.446%, 07/01/17	18,268
22,886	2.004%, 01/01/17 - 07/01/19	23,417
47,701	2.030%, 08/01/19	48,957

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10,000	2.056%, 01/01/17	9,990
7,000	2.170%, 06/01/19	7,263
20,000	2.211%, 04/01/19	20,811
9,981	2.263%, 05/01/19	10,402
7,491	2.273%, 07/01/19	7,802
15,000	2.449%, 07/01/19	15,765
4,000	2.470%, 10/29/42	4,060
4,736	2.490%, 10/01/17	5,019
16,000	2.531%, 06/01/19	16,889
10,000	2.650%, 08/01/22	10,346
6,050	2.670%, 07/01/22	6,279
8,972	2.686%, 06/01/22	9,367
4,000	2.690%, 10/01/17	4,266
5,800	2.707%, 10/01/17	6,175
12,482	2.759%, 07/01/22	13,072
10,000	2.779%, 07/01/22	10,484
17,329	2.790%, 04/01/22	18,243
11,944	2.831%, 05/01/22	12,581
9,934	2.841%, 03/01/22	10,316
15,550	2.852%, 06/01/22	16,378
11,483	2.914%, 07/01/22	12,152
14,942	2.955%, 05/01/22	15,860
14,565	2.970%, 11/01/18	15,716
9,961	2.996%, 05/01/22	10,601
10,958	3.038%, 05/01/22	11,696
19,273	3.069%, 01/01/22 - 03/01/22	20,604
2,965	3.089%, 02/01/22	3,179
5,000	3.100%, 02/01/22	5,364
6,872	3.120%, 05/01/22	7,376
9,416	3.131%, 01/01/22	10,142
12,000	3.141%, 12/01/18	13,023
8,360	3.162%, 02/01/22	8,967
14,339	3.182%, 03/01/22 - 04/01/22	15,445
25,245	3.193%, 01/01/22 - 02/01/22	27,262
7,791	3.203%, 05/01/22	8,406
21,962	3.224%, 01/01/22 - 05/01/22	23,745
6,000	3.230%, 11/01/20	6,545
28,040	3.244%, 02/01/22 - 03/01/22	30,275
8,000	3.290%, 10/01/20	8,757
8,000	3.306%, 01/01/22	8,701
3,000	3.317%, 03/01/22	3,251
7,880	3.379%, 11/01/20	8,610
3,963	3.420%, 12/01/21	4,339
6,500	3.461%, 11/01/20	7,135
8,000	3.472%, 10/01/20	8,792
10,000	3.492%, 01/01/18	10,983

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
2,655	3.503%, 08/01/17	2,900
3,605	3.513%, 10/01/21	3,972
6,448	3.520%, 01/01/18	7,098
19,727	3.544%, 09/01/20 - 11/01/21	21,759
15,150	3.590%, 10/01/20	16,860
8,500	3.596%, 12/01/20	9,409
1,951	3.600%, 09/01/20	2,170
20,013	3.616%, 09/01/20 - 10/01/20	22,162
29,103	3.621%, 09/01/20	32,241
10,000	3.638%, 12/01/20	11,137
24,243	3.658%, 01/01/18 - 10/01/20	26,813
10,000	3.709%, 10/01/21	11,138
19,821	3.730%, 06/01/18	22,397
18,910	3.740%, 07/01/20 - 08/01/20	21,187
3,000	3.751%, 01/01/18	3,316
12,765	3.761%, 06/01/18 - 01/01/25	14,144
26,899	3.770%, 09/01/21	30,370
5,882	3.800%, 03/01/18	6,549
3,643	3.802%, 09/01/20	4,069
3,896	3.823%, 12/01/20	4,362
12,088	3.895%, 01/01/21	13,592
7,501	3.906%, 09/01/21	8,453
10,000	3.926%, 08/01/20	11,255
14,985	3.930%, 07/01/20	16,972
14,506	3.947%, 06/01/17	16,002
24,268	3.957%, 12/01/20 - 12/01/21	27,417
10,000	3.960%, 08/01/20	11,350
26,157	3.978%, 09/01/20 - 09/01/21	29,538
10,000	3.980%, 11/01/16	10,612
9,849	3.988%, 07/01/21	11,151
11,400	3.999%, 01/01/21	12,894
27,069	4.000%, 04/01/20 - 07/01/42	29,705
17,776	4.009%, 09/01/21	20,232
35,286	4.019%, 08/01/20 - 09/01/21	39,983
7,000	4.045%, 10/01/20	7,931
6,711	4.050%, 09/01/21	7,630
4,000	4.061%, 01/01/21	4,545
15,000	4.081%, 07/01/20	17,018
6,421	4.102%, 06/01/21	7,313
5,509	4.123%, 07/01/21	6,286
7,084	4.130%, 07/01/20	8,092
6,700	4.154%, 06/01/21	7,660
6,793	4.185%, 01/01/21 - 08/01/21	7,775
9,667	4.195%, 07/01/21	11,070
31,966	4.201%, 07/01/20	35,676
18,000	4.205%, 10/01/21	20,640

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

6,960	4.236%, 06/01/21	7,977
10,000	4.250%, 04/01/21	11,570
16,504	4.267%, 11/01/19 - 08/01/21	18,882
9,902	4.291%, 06/01/21	11,515
17,647	4.298%, 03/01/21	20,276
19,137	4.319%, 12/01/19 - 09/01/23	21,962
5,500	4.329%, 06/01/21	6,335
5,000	4.330%, 02/01/21	5,786
14,943	4.350%, 04/01/20	17,234
24,510	4.380%, 01/01/21	28,405
20,738	4.381%, 11/01/19 - 06/01/21	23,915
7,600	4.390%, 05/01/21	8,825
7,600	4.391%, 04/01/21	8,794
61,500	4.399%, 02/01/20	70,998
21,826	4.402%, 07/01/21	25,232
19,266	4.424%, 01/01/20	22,068
7,864	4.443%, 08/01/20 - 04/01/21	8,914
8,838	4.444%, 01/01/21	10,255
7,385	4.474%, 04/01/21	8,547
18,000	4.484%, 06/01/21	20,919
2,874	4.500%, 03/01/20	3,302
15,000	4.505%, 05/01/21	17,398
23,159	4.514%, 04/01/20	26,806
11,683	4.515%, 02/01/20	13,499
23,370	4.530%, 12/01/19	27,117
3,387	4.540%, 01/01/20	3,929
2,800	4.546%, 02/01/20	3,237
11,667	4.552%, 08/01/26	13,444
4,315	4.598%, 01/01/21	5,014
9,000	4.629%, 06/01/21	10,507
27,500	4.650%, 08/01/21	32,139
10,862	4.762%, 08/01/26	13,017
6,912	4.766%, 08/01/26	8,287
12,790	4.794%, 01/01/21	14,984
11,799	4.821%, 12/01/26	13,664
3,951	5.000%, 04/01/31 - 12/01/32	4,427
8,974	5.414%, 05/01/17	10,172
12,180	5.500%, 03/01/17 - 06/01/39	13,136
16,913	6.000%, 02/01/36 - 11/01/48	18,429
6,205	6.500%, 04/01/36 - 05/01/37	6,897
4,985	7.000%, 02/01/36 - 01/01/38	5,664
245	7.500%, 10/01/37	283
1,227	8.000%, 11/01/37	1,422
149	10.890%, 04/15/19	165

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association II, 30 Year, Single Family,
8,051	5.500%, 09/20/39	9,011
57,122	6.000%, 03/20/28 - 08/20/39	64,521
2,740	6.500%, 07/20/29	3,175
1,538	7.000%, 08/20/38	1,778
179	7.500%, 02/20/28 - 09/20/28	217
347	8.000%, 12/20/25 - 09/20/28	425
166	8.500%, 03/20/25 - 05/20/25	205
737	Government National Mortgage Association II, Other, 6.000%, 11/20/38	801
	Government National Mortgage Association, 15 Year, Single Family,
145	6.000%, 10/15/17	157
148	6.500%, 06/15/17	160
233	8.000%, 01/15/16	244
	Government National Mortgage Association, 30 Year, Single Family,
10,563	5.500%, 04/15/33 - 09/15/34	11,969
396	6.000%, 11/15/28	449
6,570	6.500%, 01/15/24 - 12/15/35	7,702
11,322	7.000%, 08/15/23 - 04/15/37	13,328
2,433	7.500%, 11/15/22 - 10/15/37	2,866
58	8.000%, 05/15/22 - 08/15/28	64
26	8.500%, 03/15/17 - 11/15/17	28
55	9.000%, 08/15/16 - 11/15/24	61
3,155	9.500%, 09/15/18 - 12/15/25	3,651
17	12.000%, 11/15/19	18

	Total Mortgage Pass-Through Securities (Cost $3,665,168)	3,868,843

Municipal Bonds — 0.2% (t)
	California — 0.0% (g)
2,675	State of California, Build America Bonds, GO, 7.300%, 10/01/39	3,515

	Illinois — 0.0% (g)
5,450	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	5,281

	New York — 0.1%
2,500	New York State Dormitory Authority, State Personal Income Tax, Build America Bonds, Rev., 5.600%, 03/15/40	3,224
12,225	Port Authority of New York & New Jersey, Taxable Construction 164, Rev., 5.647%, 11/01/40	15,608

		18,832

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — 0.1%
13,075	American Municipal Power, Inc., Build America Bonds, Series B, Rev., 7.499%, 02/15/50	18,077
10,678	Ohio State University (The), Series A, Rev., 4.800%, 06/01/11	12,149

		30,226

	Total Municipal Bonds (Cost $47,028)	57,854

Supranational — 0.2%
26,360	African Development Bank, 8.800%, 09/01/19	35,455
	Corp. Andina de Fomento,
9,103	3.750%, 01/15/16	9,531
720	5.200%, 05/21/13	742
9,500	International Bank for Reconstruction & Development, Zero Coupon, 02/15/16	9,210

	Total Supranational (Cost $54,728)	54,938

U.S. Government Agency Securities — 2.0%
	Federal Farm Credit Banks,
5,000	1.875%, 12/07/12	5,022
10,000	5.125%, 11/15/18	12,354
11,000	Federal Home Loan Bank, 5.500%, 07/15/36	15,408
	Federal Home Loan Mortgage Corp.,
38,500	4.125%, 12/21/12	38,952
4,000	5.125%, 11/17/17	4,869
25,500	5.500%, 08/23/17	31,349
	Federal National Mortgage Association,
45,000	Zero Coupon, 07/05/14	44,359
26,500	Zero Coupon, 06/01/17	25,291
10,000	2.700%, 03/28/22	10,100
26,700	5.000%, 05/11/17	32,108
33,400	5.375%, 06/12/17	40,629
	Federal National Mortgage Association STRIPS,
11,500	11/15/21	9,412
1,000	05/15/30	557
	Financing Corp. Fico,
3,910	Zero Coupon, 11/30/17	3,659
1,882	Zero Coupon, 04/06/18	1,746
19,000	Zero Coupon, 05/11/18	17,583
6,281	Zero Coupon, 08/03/18	5,780
2,000	Zero Coupon, 03/07/19	1,812
26,800	Zero Coupon, 04/05/19	24,230
30,760	Zero Coupon, 09/26/19	27,436

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
	Government Trust Certificate,
4,488	Zero Coupon, 10/01/15	4,319
5,741	Zero Coupon, 04/01/16	5,480
13,319	Zero Coupon, 04/01/19	11,774
	Residual Funding Corp. STRIPS,
27,150	10/15/19	24,680
106,000	07/15/20	93,787
16,000	10/15/20	14,019
	Tennessee Valley Authority,
2,935	4.625%, 09/15/60	3,662
1,195	5.250%, 09/15/39	1,587
9,500	5.500%, 07/18/17	11,634
6,000	5.880%, 04/01/36	8,538
	Tennessee Valley Authority STRIPS,
4,138	12/15/17	3,842
7,506	01/15/19	6,757
12,000	05/01/19	10,727
13,000	11/01/25	8,883

	Total U.S. Government Agency Securities (Cost $530,430)	562,345

U.S. Treasury Obligations — 24.5%
	U.S. Treasury Bonds,
83,300	4.500%, 02/15/36	113,665
2,000	4.500%, 08/15/39	2,762
5,500	4.750%, 02/15/37	7,793
650	5.250%, 11/15/28	925
4,000	5.250%, 02/15/29	5,702
7,500	5.375%, 02/15/31	11,048
12,350	5.500%, 08/15/28	17,962
4,300	6.000%, 02/15/26	6,367
4,550	6.125%, 11/15/27	6,947
2,500	6.125%, 08/15/29	3,900
7,650	6.250%, 05/15/30	12,195
4,750	6.375%, 08/15/27	7,391
7,550	6.500%, 11/15/26	11,757
7,300	6.625%, 02/15/27	11,520
7,800	6.750%, 08/15/26	12,354
6,620	7.125%, 02/15/23	10,181
19,490	7.250%, 08/15/22 (m)	29,929
56,392	7.500%, 11/15/16 (m)	72,834
8,717	7.875%, 02/15/21 (m)	13,375
8,000	8.000%, 11/15/21	12,607
16,650	8.125%, 05/15/21	26,056
48,180	8.500%, 02/15/20	73,994
25,150	8.750%, 05/15/20	39,413

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

73,089	8.750%, 08/15/20	115,492
196,750	8.875%, 08/15/17 (m)	276,172
30,200	11.250%, 02/15/15	38,281
	U.S. Treasury Bonds STRIPS,
29,374	08/15/13	29,331
38,855	02/15/14 (m)	38,741
11,132	05/15/14 (m)	11,089
48,062	08/15/14 (m)	47,857
33,961	11/15/14	33,780
40,209	02/15/15 (m)	39,948
18,535	02/15/15	18,416
9,895	05/15/15	9,815
4,941	08/15/15	4,893
38,361	11/15/15	37,909
7,010	11/15/15	6,948
94,812	02/15/16 (m)	93,541
42,950	05/15/16	42,290
68,427	08/15/16	67,154
55,981	11/15/16	54,763
118,866	02/15/17	115,898
40,461	08/15/17	39,138
90,980	11/15/17	87,683
35,450	02/15/18	33,989
15,500	05/15/18	14,797
56,581	08/15/18	53,777
11,897	02/15/19	11,183
105,365	05/15/19 (m)	98,527
182,720	08/15/19	169,829
18,000	02/15/20	16,497
480,096	05/15/20 (m)	436,672
4,550	05/15/20	4,155
196,150	08/15/20 (m)	177,110
13,125	11/15/20	11,769
22,925	02/15/21	20,371
90,000	05/15/21	79,298
46,300	08/15/21	40,505
55,600	11/15/21	48,237
17,208	02/15/22	14,803
7,869	02/15/23	6,526
25,000	05/15/23	20,561
1,200	02/15/24	960
7,000	05/15/24	5,543
12,925	08/15/24	10,141
20,400	11/15/24	15,851
5,800	02/15/25	4,463

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
2,700	05/15/25	2,057
13,100	02/15/26	9,706
22,300	05/15/26	16,369
34,900	08/15/26	25,388
99,050	11/15/26	71,354
173,600	02/15/27	123,923
22,925	05/15/27	16,224
36,800	08/15/27	25,812
75,650	11/15/27	52,562
56,650	02/15/28	39,039
9,300	05/15/28	6,354
5,900	08/15/28	3,995
28,300	11/15/28	18,994
21,115	02/15/29	14,048
3,200	05/15/29	2,112
21,200	08/15/29	13,870
16,120	11/15/29	10,463
102,900	02/15/30	66,231
41,000	05/15/30	26,184
33,550	08/15/30	21,250
20,000	11/15/30	12,566
12,100	02/15/31	7,537
23,375	05/15/31	14,430
14,125	08/15/31	8,645
15,400	11/15/31	9,344
14,925	02/15/32	8,968
7,750	05/15/32	4,619
1,700	08/15/32	1,004
42,750	11/15/32	25,050
49,850	05/15/33	28,692
23,375	08/15/33	13,337
32,500	11/15/33	18,381
18,675	02/15/34	10,462
14,050	05/15/34	7,810
28,050	08/15/34	15,442
12,100	11/15/34	6,608
32,000	02/15/35	17,292
1,700	08/15/35	904
1,175	05/15/36	611
	U.S. Treasury Inflation Indexed Bonds,
4,000	2.500%, 01/15/29	6,073
10,109	3.625%, 04/15/28 (m)	22,609
	U.S. Treasury Inflation Indexed Notes,
4,000	0.125%, 04/15/16	4,391
31,300	0.500%, 04/15/15	34,788
15,000	0.625%, 04/15/13	16,438

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,750	1.125%, 01/15/21	5,826
13,000	1.250%, 04/15/14	14,644
18,000	2.000%, 01/15/14	23,333
2,000	2.000%, 07/15/14	2,596
	U.S. Treasury Notes,
34,850	0.375%, 10/31/12	34,864
7,000	0.625%, 12/31/12	7,011
15,000	0.625%, 01/31/13	15,030
10,000	1.250%, 02/15/14	10,149
7,050	1.375%, 09/15/12	7,053
15,990	1.375%, 11/15/12	16,029
28,500	1.375%, 01/15/13	28,627
2,700	1.375%, 02/15/13	2,715
189,040	1.375%, 11/30/18	195,021
7,000	1.375%, 12/31/18	7,217
16,200	1.500%, 08/31/18	16,858
35,000	1.750%, 04/15/13	35,338
20,500	1.750%, 03/31/14	20,990
18,700	1.750%, 10/31/18	19,726
12,000	1.875%, 02/28/14	12,295
24,000	1.875%, 04/30/14	24,654
25,000	2.000%, 04/30/16	26,469
35,980	2.125%, 12/31/15	38,094
5,475	2.250%, 11/30/17	5,925
20,000	2.375%, 10/31/14	20,914
46,000	2.375%, 02/28/15	48,411
9,000	2.500%, 03/31/15	9,517
10,000	2.500%, 06/30/17	10,910
72,900	2.625%, 07/31/14	76,215
221,500	2.625%, 12/31/14	233,752
19,000	2.625%, 02/29/16	20,496
44,325	2.625%, 04/30/16	47,933
26,000	2.625%, 01/31/18	28,675
49,000	2.625%, 08/15/20	54,340
2,500	2.750%, 11/30/16	2,738
218,675	2.750%, 05/31/17	241,089
34,140	2.750%, 12/31/17	37,847
20,000	2.875%, 01/31/13	20,221
30,610	2.875%, 03/31/18	34,226
34,800	3.125%, 04/30/13	35,470
169,500	3.125%, 10/31/16	188,092
20,000	3.125%, 01/31/17	22,277
143,855	3.125%, 04/30/17	160,882
216,292	3.125%, 05/15/19	247,249
247,500	3.250%, 12/31/16	276,678

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
77,000	3.250%, 03/31/17	86,463
2,000	3.375%, 11/30/12	2,015
19,650	3.375%, 11/15/19	22,863
13,000	3.500%, 02/15/18	14,947
5,500	3.500%, 05/15/20	6,464
13,500	3.875%, 10/31/12	13,579
29,850	3.875%, 02/15/13	30,346
36,100	4.000%, 11/15/12	36,372
22,000	4.000%, 02/15/15	24,002
70,800	4.250%, 11/15/17	83,815
5,400	4.500%, 11/15/15	6,115
3,000	4.500%, 02/15/16	3,426
55,060	4.500%, 05/15/17	65,113
9,500	4.625%, 02/15/17	11,220
142,865	4.750%, 08/15/17	171,762

	Total U.S. Treasury Obligations (Cost $6,128,069)	6,844,214

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.9%
	Investment Company — 2.9%
816,901	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (Cost $816,901)	816,901

	Total Investments — 99.6% (Cost $25,925,706)	27,795,009
	Other Assets in Excess of Liabilities —0.4%	110,010

	NET ASSETS — 100.0%	$27,905,019

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 5.6%
2,701	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 1.036%, 12/27/22 (e)	2,701
	Accredited Mortgage Loan Trust,
1,503	Series 2006-1, Class A3, VAR, 0.416%, 04/25/36	1,303
1,354	Series 2006-2, Class A3, VAR, 0.385%, 09/25/36	1,199
	AH Mortgage Advance Trust,
1,941	Series SART-1, Class A1R, 2.230%, 05/10/43 (e)	1,946
4,583	Series SART-1, Class A2, 3.370%, 05/10/43 (e)	4,594
787	Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	795
	Ally Auto Receivables Trust,
321	Series 2010-1, Class A3, 1.450%, 05/15/14	322
565	Series 2010-3, Class A4, 1.550%, 08/17/15	573
331	Series 2011-1, Class A3, 1.380%, 01/15/15	333
444	Series 2012-1, Class A4, 1.210%, 07/15/16	452
6,242	Series 2012-3, Class A3, 0.850%, 08/15/16	6,282
7,016	Series 2012-4, Class A3, 0.590%, 01/17/17	7,037
	American Credit Acceptance Receivables Trust,
4,735	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	4,748
946	Series 2012-2, Class B, 2.750%, 02/15/18 (e)	949
	AmeriCredit Automobile Receivables Trust,
654	Series 2008-AF, Class A4, 6.960%, 10/14/14	660
353	Series 2012-1, Class A3, 1.230%, 09/08/16	357
1,244	Series 2012-3, Class A3, 0.960%, 01/09/17	1,254
	Ameriquest Mortgage Securities, Inc.,
993	Series 2003-5, Class A6, SUB, 4.541%, 04/25/33	939
322	Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	322
16	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 02/25/13	15
	Bear Stearns Asset-Backed Securities Trust,
773	Series 2003-SD2, Class 2A, VAR, 2.981%, 06/25/43	776
1,117	Series 2006-SD1, Class A, VAR, 0.605%, 04/25/36	947
383	CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.090%, 01/15/15 (e)	383
	Centex Home Equity,
386	Series 2001-B, Class A6, 6.360%, 07/25/32	389
435	Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	428

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

135	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	122
948	Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	964
	Chase Funding Mortgage Loan Asset-Backed Certificates,
311	Series 2003-5, Class 1A4, 4.396%, 02/25/30	312
432	Series 2003-6, Class 1A4, 4.499%, 11/25/34	440
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,885
966	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.848%, 08/25/33	946
	CNH Equipment Trust,
19	Series 2010-A, Class A3, 1.540%, 07/15/14	19
791	Series 2011-B, Class A3, 0.910%, 08/15/16	794
2,232	Series 2012-B, Class A3, 0.860%, 09/15/17	2,243
	Countrywide Asset-Backed Certificates,
8	Series 2004-1, Class 3A, VAR, 0.795%, 04/25/34	6
590	Series 2004-1, Class M1, VAR, 0.986%, 03/25/34	516
276	Series 2004-1, Class M2, VAR, 1.060%, 03/25/34	248
1,539	Series 2004-6, Class M1, VAR, 0.835%, 10/25/34	1,187
230	Series 2004-13, Class MV8, VAR, 1.936%, 01/25/35 (f) (i)	8
4,081	Series 2006-20, Class 2A2, VAR, 0.356%, 04/25/47	3,984
8,587	Series 2006-23, Class 2A2, VAR, 0.345%, 05/25/37	8,525
	CPS Auto Trust,
607	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	609
6,529	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	6,551
565	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	568
297	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 4.350%, 01/25/36	155
99	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	98
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	661
902	Distressed Asset Portfolio I, LLC, 3.500%, 12/31/15 (f) (i)	1,003
2,034	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15 (e)	2,035

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — Continued

1,116	Equity One ABS, Inc., Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	1,024
	Federal National Mortgage Association Whole Loan,
46	Series 1995-W4, Class A6, VAR, 7.500%, 07/25/25	49
95	Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	95
685	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF9, Class A3, VAR, 0.515%, 10/25/35	675
500	Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.150%, 06/15/17	508
616	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	629
1,232	GE Mortgage Services LLC, Series 1999-HE1, Class A6, VAR, 6.700%, 04/25/29	1,265
84	Honda Auto Receivables Owner Trust, Series 2012-1, Class A4, 0.970%, 04/16/18	85
	HSBC Home Equity Loan Trust,
190	Series 2005-2, Class A1, VAR, 0.507%, 01/20/35	180
762	Series 2005-2, Class M1, VAR, 0.697%, 01/20/35	703
762	Series 2005-2, Class M2, VAR, 0.727%, 01/20/35	685
285	Series 2006-1, Class A1, VAR, 0.397%, 01/20/36	270
676	Series 2006-2, Class A1, VAR, 0.387%, 03/20/36	643
864	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	875
108	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	109
1,455	Series 2007-2, Class A3F, SUB, 5.810%, 07/20/36	1,506
850	Series 2007-3, Class APT, VAR, 1.437%, 11/20/36	815
582	Huntington Auto Trust, Series 2012-1, Class A3, 0.810%, 09/15/16	585
	Hyundai Auto Receivables Trust,
272	Series 2012-A, Class A4, 0.950%, 12/15/16	275
3,051	Series 2012-B, Class A3, 0.620%, 09/15/16	3,059
6,365	John Deere Owner Trust, Series 2012-B, Class A3, 0.530%, 07/15/16	6,365
50,000	KGS- Alpha Capital Markets LP, 0.862%, 08/27/37	2,031

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

932	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.586%, 07/25/34 (e)	917
	Long Beach Mortgage Loan Trust,
147	Series 2004-1, Class M3, VAR, 1.285%, 02/25/34	112
45	Series 2004-5, Class M6, VAR, 2.735%, 09/25/34 (f) (i)	6
	Mid-State Trust,
220	Series 2005-1, Class A, 5.745%, 01/15/40	233
2,172	Series 2006-1, Class A, 5.787%, 10/15/40 (e)	2,304
3,041	Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	3,031
1,215	Series 2006-1, Class M2, 6.742%, 10/15/40 (e)	1,178
868	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 2.486%, 03/25/33	486
	New Century Home Equity Loan Trust,
1,000	Series 2003-5, Class AI6, SUB, 5.191%, 11/25/33	1,029
610	Series 2005-1, Class M1, VAR, 0.686%, 03/25/35	488
2,400	Park Place Securities, Inc., Series 2004-WCW1, Class M2, VAR, 0.916%, 09/25/34	2,210
1,728	RASC Trust, Series 2005-EMX3, Class M1, VAR, 0.665%, 09/25/35	1,722
	Real Estate Asset Trust,
5,153	Series 2012-2A, Class A1, VAR, 4.460%, 08/25/42 (e) (f) (i)	5,153
1,460	Series 2012-2A, Class A2, VAR, 6.660%, 08/25/42 (e) (f) (i)	1,460
484	Residential Funding Mortgage Securities II Home Loan Trust, Series 2003-HI2, Class A6, SUB, 4.760%, 07/25/28	473
4,667	Resort Finance Timeshare Receivables Trust, Series 2012-1, Class A1, SUB, 6.250%, 07/05/18 (f) (i)	4,667
894	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	762
1,315	Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class B, 1.660%, 08/15/16 (e)	1,319
	Santander Drive Auto Receivables Trust,
419	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	421
502	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	503
411	Series 2012-1, Class A3, 1.490%, 10/15/15	416

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — Continued
533	Series 2012-2, Class A3, 1.220%, 12/15/15	538
536	Series 2012-3, Class A3, 1.080%, 04/15/16	539
1,911	Series 2012-5, Class A3, 0.830%, 12/15/16	1,921
2,542	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 06/15/16 (e)	2,546
60	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.316%, 06/25/37	56
	Structured Asset Investment Loan Trust,
2,500	Series 2003-BC10, Class A4, VAR, 1.235%, 10/25/33	2,102
1,226	Series 2005-5, Class A9, VAR, 0.506%, 06/25/35	1,209
31	Structured Asset Securities Corp., Series 2007-OSI, Class A2, VAR, 0.326%, 06/25/37	26
1,341	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.639%, 10/15/15 (e)	1,362
197	Union Pacific Railroad Co. 2003 Pass-Through Trust, 4.698%, 01/02/24	215
1,500	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	1,441
273	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.530%, 07/15/15	276
3,300	Volkswagen Auto Lease Trust, Series 2012-A, Class A3, 0.870%, 07/20/15	3,321
1,000	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A4, 1.150%, 07/20/18	1,017
	VOLT LLC,
3,423	Series 2012-1A, Class A1, SUB, 4.949%, 04/25/17 (e) (f) (i)	3,423
5,768	Series 2012-RP2A, Class A1, 4.704%, 06/26/17 (e) (f) (i)	5,783
1,250	Series 2012-RP2A, Class A2, 8.836%, 06/26/17 (e)	1,257
1,096	Westgate Resorts LLC, Series 2012-1, Class A, 4.500%, 09/20/25 (e)	1,097
2,633	World Omni Auto Receivables Trust, Series 2012-A, Class A3, 0.640%, 02/15/17	2,645
1,508	World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/15	1,514

	Total Asset-Backed Securities (Cost $156,161)	157,192

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — 18.6%
	Agency CMO — 12.8%
423	Federal Home Loan Bank, Series 2000-0606, Class Y, 5.270%, 12/28/12	427
	Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
167	Series 23, Class KZ, 6.500%, 11/25/23	193
1,166	Series 24, Class J, 6.250%, 11/25/23	1,220
206	Series 31, Class Z, 8.000%, 04/25/24	237
	Federal Home Loan Mortgage Corp. REMICS,
20	Series 11, Class D, 9.500%, 07/15/19	21
14	Series 38, Class D, 9.500%, 05/15/20	17
6	Series 81, Class A, 8.125%, 11/15/20	7
16	Series 84, Class F, 9.200%, 10/15/20	18
8	Series 109, Class I, 9.100%, 01/15/21	9
2	Series 198, Class Z, 8.500%, 09/15/22	3
115	Series 1316, Class Z, 8.000%, 06/15/22	133
37	Series 1343, Class LB, 7.500%, 08/15/22	45
1	Series 1351, Class TF, HB, IO, 1,010.000%, 08/15/22	31
80	Series 1456, Class Z, 7.500%, 01/15/23	93
552	Series 1543, Class VN, 7.000%, 07/15/23	635
4	Series 1556, Class H, 6.500%, 08/15/13	4
394	Series 1577, Class PV, 6.500%, 09/15/23	413
14	Series 1595, Class D, 7.000%, 10/15/13	14
1,010	Series 1608, Class L, 6.500%, 09/15/23	1,141
930	Series 1611, Class Z, 6.500%, 11/15/23	1,042
908	Series 1628, Class LZ, 6.500%, 12/15/23	1,018
421	Series 1630, Class PK, 6.000%, 11/15/23	472
1,000	Series 1671, Class I, 7.000%, 02/15/24	1,162
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	25
80	Series 1695, Class G, HB, IF, 26.419%, 03/15/24	142
52	Series 1710, Class GB, HB, IF, 39.803%, 04/15/24	105
204	Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	71
101	Series 2022, Class PE, 6.500%, 01/15/28	116
781	Series 2033, Class K, 6.050%, 08/15/23	859
627	Series 2036, Class PG, 6.500%, 01/15/28	710
60	Series 2055, Class OE, 6.500%, 05/15/13	60
100	Series 2089, Class PJ, IO, 7.000%, 10/15/28	25
2,107	Series 2091, Class PG, 6.000%, 11/15/28	2,365
1,410	Series 2113, Class MW, 6.500%, 01/15/29	1,601
462	Series 2116, Class ZA, 6.000%, 01/15/29	519
139	Series 2148, Class ZA, 6.000%, 04/15/29	156
288	Series 2201, Class C, 8.000%, 11/15/29	343
48	Series 2261, Class ZY, 7.500%, 10/15/30	56

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
727	Series 2293, Class ZA, 6.000%, 03/15/31	815
48	Series 2297, Class NB, 6.000%, 03/15/16	50
116	Series 2310, Class Z, 6.000%, 04/15/31	127
48	Series 2313, Class LA, 6.500%, 05/15/31	56
401	Series 2325, Class JO, PO, 06/15/31	353
1,049	Series 2330, Class PE, 6.500%, 06/15/31	1,088
251	Series 2344, Class QG, 6.000%, 08/15/16	267
312	Series 2345, Class PQ, 6.500%, 08/15/16	321
225	Series 2368, Class TG, 6.000%, 10/15/16	239
495	Series 2394, Class MC, 6.000%, 12/15/16	529
179	Series 2399, Class PG, 6.000%, 01/15/17	191
300	Series 2410, Class QB, 6.250%, 02/15/32	345
4,385	Series 2427, Class GE, 6.000%, 03/15/32	4,940
2,586	Series 2430, Class WF, 6.500%, 03/15/32	2,989
621	Series 2466, Class DH, 6.500%, 06/15/32	691
1,796	Series 2530, Class SK, IF, IO, 7.860%, 06/15/29	349
211	Series 2534, Class SI, HB, IF, 20.437%, 02/15/32	318
1,896	Series 2543, Class YX, 6.000%, 12/15/32	2,134
199	Series 2545, Class SQ, IF, IO, 7.360%, 05/15/17	1
817	Series 2557, Class HL, 5.300%, 01/15/33	904
1,392	Series 2586, Class IO, IO, 6.500%, 03/15/33	324
383	Series 2587, Class XS, IF, IO, 7.410%, 09/15/17	9
400	Series 2594, Class IV, IO, 7.000%, 03/15/32	98
66	Series 2602, Class BX, 3.500%, 12/15/22	68
1,158	Series 2610, Class UI, IO, 6.500%, 05/15/33	227
1,515	Series 2613, Class H, 4.500%, 05/15/18	1,623
1,290	Series 2617, Class GR, 4.500%, 05/15/18	1,370
2,466	Series 2636, Class Z, 4.500%, 06/15/18	2,620
1,530	Series 2641, Class SK, IF, IO, 6.910%, 01/15/18	89
110	Series 2643, Class SA, HB, IF, 43.943%, 03/15/32	239
124	Series 2650, Class PO, PO, 12/15/32	119
125	Series 2650, Class SO, PO, 12/15/32	119
462	Series 2656, Class AC, 6.000%, 08/15/33	526
1,375	Series 2656, Class PE, 4.500%, 07/15/18	1,495
291	Series 2658, Class A, 4.500%, 08/15/18	297
156	Series 2695, Class OB, PO, 10/15/33	155
1,632	Series 2699, Class W, 5.500%, 11/15/33	1,769
971	Series 2707, Class KA, 4.500%, 11/15/18	1,043
245	Series 2707, Class KJ, 5.000%, 11/15/18	260
3,651	Series 2708, Class N, 4.000%, 11/15/18	3,859

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
705	Series 2733, Class SB, IF, 7.794%, 10/15/33	827
501	Series 2736, Class PD, 5.000%, 03/15/32	512
129	Series 2755, Class SA, IF, 13.721%, 05/15/30	139
894	Series 2756, Class NA, 5.000%, 02/15/24	991
2,000	Series 2764, Class OE, 4.500%, 03/15/19	2,180
231	Series 2764, Class S, IF, 13.151%, 07/15/33	288
314	Series 2779, Class SM, IF, IO, 6.910%, 10/15/18	17
1,039	Series 2801, Class JN, 5.000%, 06/15/33	1,114
2,000	Series 2843, Class BC, 5.000%, 08/15/19	2,180
1,000	Series 2845, Class QH, 5.000%, 08/15/34	1,138
1,540	Series 2864, Class NB, 5.500%, 07/15/33	1,732
2,126	Series 2864, Class NS, IF, IO, 6.860%, 09/15/34	202
456	Series 2888, Class IN, IO, 5.000%, 10/15/18	8
1,502	Series 2912, Class EH, 5.500%, 01/15/35	1,783
776	Series 2934, Class CI, 5.000%, 01/15/34	818
1,376	Series 2980, Class QA, 6.000%, 05/15/35	1,554
105	Series 2980, Class QB, 6.500%, 05/15/35	124
1,428	Series 2989, Class TG, 5.000%, 06/15/25	1,561
256	Series 2990, Class SL, HB, IF, 23.615%, 06/15/34	388
3,048	Series 2994, Class SC, IF, IO, 5.361%, 02/15/33	309
552	Series 2995, Class FT, VAR, 0.489%, 05/15/29	552
2,000	Series 3005, Class ED, 5.000%, 07/15/25	2,248
226	Series 3005, Class PV, IF, 12.352%, 10/15/33	268
1,287	Series 3028, Class ME, 5.000%, 02/15/34	1,395
470	Series 3031, Class BN, HB, IF, 20.937%, 08/15/35	620
982	Series 3059, Class B, 5.000%, 02/15/35	1,093
1,000	Series 3062, Class HE, 5.000%, 01/15/34	1,065
1,000	Series 3064, Class OG, 5.500%, 06/15/34	1,066
100	Series 3068, Class AO, PO, 01/15/35	98
546	Series 3080, Class TZ, 5.500%, 02/15/33	548
697	Series 3117, Class EO, PO, 02/15/36	653
320	Series 3134, Class PO, PO, 03/15/36	302
355	Series 3138, Class PO, PO, 04/15/36	342
1,077	Series 3151, Class PD, 6.000%, 11/15/34	1,120
1,008	Series 3152, Class MO, PO, 03/15/36	895
1,214	Series 3184, Class YO, PO, 03/15/36	1,140
1,800	Series 3189, Class PC, 6.000%, 08/15/35	1,918
4,420	Series 3201, Class IN, IF, IO, 6.010%, 08/15/36	579

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,704	Series 3202, Class HI, IF, IO, 6.410%, 08/15/36	748
785	Series 3219, Class OD, 6.000%, 06/15/33	809
1,581	Series 3219, Class PD, 6.000%, 11/15/35	1,752
2,000	Series 3274, Class B, 6.000%, 02/15/37	2,222
722	Series 3292, Class DO, PO, 03/15/37	697
3,401	Series 3305, Class IW, IF, IO, 6.211%, 04/15/37	436
156	Series 3306, Class TB, IF, 2.989%, 04/15/37	158
138	Series 3306, Class TC, IF, 2.450%, 04/15/37	138
409	Series 3331, Class PO, PO, 06/15/37	391
502	Series 3336, Class GD, 5.000%, 04/15/36	514
773	Series 3383, Class OP, PO, 11/15/37	746
1,561	Series 3531, Class SM, IF, IO, 5.861%, 05/15/39	205
291	Series 3542, Class TN, IF, 6.000%, 07/15/36	305
406	Series 3546, Class A, VAR, 4.065%, 02/15/39	433
1,028	Series 3572, Class JS, IF, IO, 6.560%, 09/15/39	186
1,086	Series 3605, Class NC, 5.500%, 06/15/37	1,331
2,488	Series 3609, Class SA, IF, IO, 6.100%, 12/15/39	609
930	Series 3610, Class CA, 4.500%, 12/15/39	1,016
547	Series 3611, Class PO, PO, 07/15/34	512
1,628	Series 3620, Class TV, 5.500%, 12/15/20	1,668
1,570	Series 3648, Class CY, 4.500%, 03/15/30	1,781
964	Series 3653, Class HJ, 5.000%, 04/15/40	1,051
1,810	Series 3662, Class PJ, 5.000%, 04/15/40	2,092
7,220	Series 3677, Class PB, 4.500%, 05/15/40	8,053
868	Series 3688, Class GT, VAR, 7.160%, 11/15/46	979
2,069	Series 3737, Class DG, 5.000%, 10/15/30	2,274
2,489	Series 3747, Class HI, IO, 4.500%, 07/15/37	283
1,388	Series 3819, Class ZQ, 6.000%, 04/15/36	1,625
1,617	Series 3827, Class BD, 4.000%, 08/15/39	1,696
1,134	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,259
1,246	Series 3855, Class AM, 6.500%, 11/15/36	1,431
1,469	Series 3890, Class ET, 5.500%, 11/15/23	1,622
1,633	Series 3895, Class PW, 4.500%, 07/15/41	1,885
8,155	Series 4030, Class IL, IO, 3.500%, 04/15/27	925
	Federal Home Loan Mortgage Corp. STRIPS,
560	Series 186, Class PO, PO, 08/01/27	483
9,985	Series 262, Class 35, 3.500%, 07/15/42	10,650
804	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-76, Class 2A, VAR, 3.997%, 10/25/37	821

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
	Federal National Mortgage Association - ACES,
2,270	Series 2011-M2, Class A2, 3.645%, 07/25/21	2,517
1,680	Series 2011-M4, Class A2, 3.726%, 06/25/21	1,884
631	Series 2011-M8, Class A2, 2.922%, 08/25/21	670
3,505	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	3,568
	Federal National Mortgage Association Grantor Trust,
46,909	Series 2001-T12, Class IO, IO, VAR, 0.537%, 08/25/41	1,018
1,385	Series 2002-T16, Class A2, 7.000%, 07/25/42	1,639
1,120	Series 2002-T19, Class A1, 6.500%, 07/25/42	1,305
958	Series 2002-T4, Class A2, 7.000%, 12/25/41	1,084
1,912	Series 2002-T4, Class A4, 9.500%, 12/25/41	2,338
89,922	Series 2002-T4, Class IO, IO, VAR, 0.437%, 12/25/41	1,406
887	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	1,003
615	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	714
730	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	858
10,933	Series 2004-T3, Class 1IO4, IO, VAR, 0.602%, 02/25/44	225
	Federal National Mortgage Association REMICS,
11	Series 1988-13, Class C, 9.300%, 05/25/18	12
96	Series 1989-72, Class E, 9.350%, 10/25/19	110
4	Series 1989-98, Class H, 11.500%, 12/25/19	5
6	Series 1990-1, Class D, 8.800%, 01/25/20	7
8	Series 1990-110, Class H, 8.750%, 09/25/20	9
6	Series 1990-117, Class E, 8.950%, 10/25/20	7
61	Series 1991-141, Class PZ, 8.000%, 10/25/21	70
34	Series 1992-31, Class M, 7.750%, 03/25/22	39
33	Series 1992-79, Class Z, 9.000%, 06/25/22	38
19	Series 1992-101, Class J, 7.500%, 06/25/22	20
316	Series 1992-188, Class PZ, 7.500%, 10/25/22	364
372	Series 1992-200, Class SK, HB, IF, 22.752%, 11/25/22	625
28	Series 1993-23, Class PZ, 7.500%, 03/25/23	32
218	Series 1993-56, Class PZ, 7.000%, 05/25/23	251
120	Series 1993-60, Class Z, 7.000%, 05/25/23	138
239	Series 1993-79, Class PL, 7.000%, 06/25/23	275
400	Series 1993-141, Class Z, 7.000%, 08/25/23	455
194	Series 1993-149, Class M, 7.000%, 08/25/23	225
658	Series 1993-160, Class ZA, 6.500%, 09/25/23	740
69	Series 1993-165, Class SA, IF, 19.240%, 09/25/23	103
7	Series 1993-205, Class H, PO, 09/25/23	7

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
64	Series 1993-247, Class SM, HB, IF, 25.904%, 12/25/23	112
72	Series 1993-255, Class E, 7.100%, 12/25/23	82
27	Series 1993-257, Class C, PO, 06/25/23	27
66	Series 1994-1, Class L, 6.500%, 01/25/14	68
1,142	Series 1994-23, Class PX, 6.000%, 08/25/23	1,182
700	Series 1994-29, Class Z, 6.500%, 02/25/24	815
99	Series 1994-65, Class PK, PO, 04/25/24	87
421	Series 1995-4, Class Z, 7.500%, 10/25/22	491
649	Series 1995-19, Class Z, 6.500%, 11/25/23	779
6	Series 1996-59, Class K, 6.500%, 07/25/23	6
110	Series 1997-11, Class E, 7.000%, 03/18/27	129
408	Series 1997-20, Class D, 7.000%, 03/17/27	469
49	Series 1997-27, Class J, 7.500%, 04/18/27	55
1,155	Series 1997-37, Class SM, IF, IO, 7.750%, 12/25/22	234
500	Series 1997-42, Class EG, 8.000%, 07/18/27	608
587	Series 1997-63, Class ZA, 6.500%, 09/18/27	665
588	Series 1998-66, Class FB, VAR, 0.585%, 12/25/28	589
1,075	Series 1999-47, Class JZ, 8.000%, 09/18/29	1,304
342	Series 2000-8, Class Z, 7.500%, 02/20/30	404
448	Series 2001-4, Class PC, 7.000%, 03/25/21	492
51	Series 2001-5, Class OW, 6.000%, 03/25/16	52
650	Series 2001-14, Class Z, 6.000%, 05/25/31	730
782	Series 2001-16, Class Z, 6.000%, 05/25/31	876
624	Series 2001-36, Class ST, IF, IO, 8.264%, 11/25/30	120
1,884	Series 2001-72, Class SB, IF, IO, 7.265%, 12/25/31	439
3,214	Series 2001-81, Class HE, 6.500%, 01/25/32	3,649
320	Series 2002-11, Class QG, 5.500%, 03/25/17	339
171	Series 2002-19, Class SC, IF, 13.759%, 03/17/32	237
305	Series 2002-55, Class QE, 5.500%, 09/25/17	326
4,095	Series 2002-56, Class PE, 6.000%, 09/25/32	4,605
340	Series 2002-63, Class KC, 5.000%, 10/25/17	363
151	Series 2002-73, Class AN, 5.000%, 11/25/17	161
1,631	Series 2002-86, Class PG, 6.000%, 12/25/32	1,946
1,106	Series 2003-14, Class EH, IF, IO, 7.364%, 03/25/18	122
1,100	Series 2003-17, Class EQ, 5.500%, 03/25/23	1,275
1,000	Series 2003-18, Class GT, 5.000%, 03/25/18	1,075
2,191	Series 2003-22, Class Z, 6.000%, 04/25/33	2,509
899	Series 2003-30, Class IP, IO, 5.750%, 08/25/32	29

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
2,000	Series 2003-47, Class PE, 5.750%, 06/25/33	2,288
1,050	Series 2003-58, Class TB, 5.000%, 03/25/32	1,113
791	Series 2003-64, Class KS, IF, 9.327%, 07/25/18	888
181	Series 2003-64, Class SX, IF, 13.136%, 07/25/33	227
261	Series 2003-73, Class GA, 3.500%, 05/25/31	263
1,255	Series 2003-83, Class PG, 5.000%, 06/25/23	1,347
45	Series 2003-91, Class SD, IF, 12.107%, 09/25/33	54
1,000	Series 2003-92, Class VH, 5.000%, 02/25/19	1,083
1,790	Series 2003-106, Class WE, 4.500%, 11/25/22	1,862
1,045	Series 2003-109, Class TS, IF, IO, 6.865%, 08/25/22	39
129	Series 2003-128, Class KE, 4.500%, 01/25/14	131
9,025	Series 2003-128, Class NG, 4.000%, 01/25/19	9,567
1,000	Series 2004-8, Class GD, 4.500%, 10/25/32	1,046
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,065
33	Series 2004-22, Class A, 4.000%, 04/25/19	33
650	Series 2004-53, Class NC, 5.500%, 07/25/24	720
513	Series 2004-72, Class F, VAR, 0.735%, 09/25/34	517
21	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	—	(h)
65	Series 2004-101, Class PD, 5.000%, 06/25/30	65
118	Series 2005-42, Class PS, IF, 16.411%, 05/25/35	167
703	Series 2005-51, Class MO, PO, 06/25/35	673
3,088	Series 2005-53, Class CS, IF, IO, 6.464%, 06/25/35	607
1,547	Series 2005-59, Class PC, 5.500%, 03/25/31	1,565
418	Series 2005-65, Class KO, PO, 08/25/35	375
5,141	Series 2005-68, Class BC, 5.250%, 06/25/35	5,686
4,256	Series 2005-72, Class WS, IF, IO, 6.514%, 08/25/35	542
963	Series 2005-84, Class XM, 5.750%, 10/25/35	1,086
319	Series 2005-90, Class ES, IF, 16.286%, 10/25/35	459
1,094	Series 2005-97, Class B, 5.500%, 11/25/35	1,264
345	Series 2005-106, Class US, HB, IF, 23.703%, 11/25/35	559
365	Series 2005-116, Class PB, 6.000%, 04/25/34	395
1,387	Series 2006-9, Class KZ, 6.000%, 03/25/36	1,611

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,939	Series 2006-20, Class IB, IF, IO, 6.355%, 04/25/36	305
574	Series 2006-22, Class AO, PO, 04/25/36	519
550	Series 2006-27, Class OH, PO, 04/25/36	504
257	Series 2006-46, Class LI, IO, 6.000%, 02/25/34	3
792	Series 2006-59, Class QO, PO, 01/25/33	760
716	Series 2006-61, Class AP, 6.000%, 08/25/35	787
2,027	Series 2006-77, Class PC, 6.500%, 08/25/36	2,330
1,185	Series 2006-110, Class PO, PO, 11/25/36	1,145
335	Series 2006-114, Class DS, VAR, 12/25/36	321
1,860	Series 2006-114, Class HD, 5.500%, 10/25/35	2,022
537	Series 2006-128, Class PO, PO, 01/25/37	500
936	Series 2007-10, Class Z, 6.000%, 02/25/37	1,069
1,627	Series 2007-22, Class SC, IF, IO, 5.844%, 03/25/37	218
602	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	101
1,022	Series 2007-71, Class GZ, 6.000%, 07/25/47	1,231
512	Series 2007-79, Class PC, 5.000%, 01/25/32	515
671	Series 2007-100, Class ND, 5.750%, 10/25/35	713
378	Series 2007-100, Class SM, IF, IO, 6.215%, 10/25/37	52
1,165	Series 2008-24, Class VB, 5.000%, 09/25/25	1,254
4,771	Series 2008-62, Class SM, IF, IO, 5.965%, 07/25/38	773
852	Series 2008-68, Class VK, 5.500%, 03/25/27	927
1,075	Series 2008-68, Class VN, 5.500%, 03/25/27	1,136
11,729	Series 2008-91, Class SI, IF, IO, 5.765%, 03/25/38	1,423
1,475	Series 2008-93, Class AM, 5.500%, 06/25/37	1,602
860	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	70
3,134	Series 2009-3, Class PA, 5.000%, 01/25/37	3,491
876	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	80
2,195	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	189
1,293	Series 2009-29, Class LA, VAR, 3.683%, 05/25/39	1,272
2,465	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	323
4,749	Series 2009-89, Class A1, 5.410%, 05/25/35	5,219
1,407	Series 2009-108, Class VN, 5.000%, 09/25/39	1,511

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
5,447	Series 2009-112, Class ST, IF, IO, 6.014%, 01/25/40	663
3,581	Series 2009-112, Class SW, IF, IO, 6.014%, 01/25/40	436
1,381	Series 2010-10, Class NT, 5.000%, 02/25/40	1,639
1,633	Series 2010-19, Class VA, 5.000%, 02/25/21	1,746
7,680	Series 2010-35, Class SB, IF, IO, 6.185%, 04/25/40	1,045
1,589	Series 2010-43, Class CI, IO, 4.500%, 02/25/25	126
1,264	Series 2010-49, Class SC, IF, 12.189%, 03/25/40	1,558
798	Series 2010-64, Class DM, 5.000%, 06/25/40	860
6,824	Series 2010-70, Class SA, IF, IO, 6.000%, 04/25/38	1,037
1,613	Series 2010-71, Class HJ, 5.500%, 07/25/40	1,783
1,297	Series 2010-111, Class AE, 5.500%, 04/25/38	1,380
1,460	Series 2011-19, Class ZY, 6.500%, 07/25/36	1,709
1,640	Series 2011-22, Class MA, 6.500%, 04/25/38	1,882
9,668	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	1,240
28	Series G-29, Class O, 8.500%, 09/25/21	33
16	Series G92-30, Class Z, 7.000%, 06/25/22	18
35	Series G92-62, Class B, PO, 10/25/22	33
	Federal National Mortgage Association STRIPS,
3,331	Series 203, Class 2, IO, 8.000%, 02/01/23	736
573	Series 266, Class 2, IO, 7.500%, 08/01/24	127
911	Series 348, Class 30, IO, 5.500%, 12/01/18	94
876	Series 348, Class 31, IO, VAR, 5.500%, 12/01/18	96
765	Series 356, Class 42, IO, 5.500%, 12/01/19	86
1,655	Series 380, Class S36, IF, IO, 7.665%, 07/25/37	234
1,011	Series 383, Class 68, IO, 6.500%, 09/01/37	182
1,577	Series 383, Class 69, IO, VAR, 6.500%, 10/01/37	280
463	Series 383, Class 86, IO, VAR, 7.000%, 09/01/37	86
	Federal National Mortgage Association Whole Loan,
846	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	981
11,407	Series 2002-W10, Class IO, IO, VAR, 0.985%, 08/25/42	318
17,031	Series 2002-W7, Class IO1, IO, VAR, 0.949%, 06/25/29	444

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
36	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	41
365	Series 2003-W4, Class 2A, VAR, 6.497%, 10/25/42	411
475	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	526
33,906	Series 2004-W11, Class 1IO1, IO, VAR, 0.356%, 05/25/44	439
1,068	Series 2004-W2, Class 1A, 6.000%, 02/25/44	1,193
151	Series 2004-W2, Class 1A3F, VAR, 0.585%, 02/25/44	150
286	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	331
1,161	Series 2004-W6, Class 3A4, 6.500%, 07/25/34	1,321
678	Series 2004-W8, Class 3A, 7.500%, 06/25/44	805
1,106	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	1,224
1,213	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,354
8,392	Series 2009-W1, Class A, 6.000%, 12/25/49	9,667
	Government National Mortgage Association,
148	Series 1997-7, Class ZA, 9.000%, 05/16/27	175
35	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	42
434	Series 1999-44, Class ZG, 8.000%, 12/20/29	536
274	Series 2000-9, Class Z, 8.000%, 06/20/30	338
194	Series 2000-26, Class Z, 7.750%, 09/20/30	226
2,384	Series 2002-4, Class TD, 7.000%, 01/20/32	2,753
1,599	Series 2002-13, Class QA, IF, IO, 7.811%, 02/16/32	381
893	Series 2002-45, Class QE, 6.500%, 06/20/32	1,035
50	Series 2002-47, Class HM, 6.000%, 07/16/32	57
5,596	Series 2002-68, Class SC, IF, IO, 5.461%, 10/16/32	1,127
1,880	Series 2002-84, Class PH, 6.000%, 11/16/32	2,228
48	Series 2003-4, Class TI, IO, 5.500%, 05/16/31	—	(h)
1,174	Series 2003-18, Class PG, 5.500%, 03/20/33	1,414
274	Series 2003-52, Class SB, IF, 11.133%, 06/16/33	357
837	Series 2003-79, Class PV, 5.500%, 10/20/23	922
4,521	Series 2003-101, Class SK, IF, IO, 6.322%, 10/17/33	871
240	Series 2004-2, Class SA, IF, 19.632%, 01/16/34	448
6,187	Series 2004-59, Class SG, IF, IO, 6.263%, 07/20/34	1,017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
48	Series 2004-73, Class AE, IF, 14.364%, 08/17/34	63
2,976	Series 2004-86, Class SP, IF, IO, 5.863%, 09/20/34	479
2,054	Series 2004-90, Class SI, IF, IO, 5.863%, 10/20/34	322
3,870	Series 2004-105, Class SN, IF, IO, 5.863%, 12/20/34	678
3,150	Series 2005-3, Class SD, IF, IO, 5.863%, 01/20/31	82
3,136	Series 2005-48, Class CS, IF, IO, 6.063%, 04/20/33	177
368	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	55
6,173	Series 2006-23, Class S, IF, IO, 6.263%, 01/20/36	711
4,673	Series 2006-26, Class S, IF, IO, 6.263%, 06/20/36	708
835	Series 2006-33, Class PK, 6.000%, 07/20/36	958
723	Series 2006-59, Class PC, 5.500%, 04/20/35	768
6,166	Series 2007-7, Class EI, IF, IO, 5.963%, 02/20/37	976
2,697	Series 2007-9, Class CI, IF, IO, 5.963%, 03/20/37	428
4,691	Series 2007-16, Class KU, IF, IO, 6.413%, 04/20/37	773
349	Series 2007-17, Class JO, PO, 04/16/37	320
1,000	Series 2007-22, Class PK, 5.500%, 04/20/37	1,215
5,613	Series 2007-24, Class SA, IF, IO, 6.273%, 05/20/37	938
1,692	Series 2007-26, Class SC, IF, IO, 5.963%, 05/20/37	252
1,830	Series 2007-35, Class TE, 6.000%, 06/20/37	2,239
1,231	Series 2007-67, Class SI, IF, IO, 6.273%, 11/20/37	201
346	Series 2008-29, Class PO, PO, 02/17/33	330
226	Series 2008-34, Class OC, PO, 06/20/37	189
1,677	Series 2008-40, Class PS, IF, IO, 6.262%, 05/16/38	288
3,077	Series 2008-40, Class SA, IF, IO, 6.162%, 05/16/38	635
364	Series 2008-43, Class NA, 5.500%, 11/20/37	390
1,657	Series 2008-49, Class PH, 5.250%, 06/20/38	1,981
8,452	Series 2008-50, Class SA, IF, IO, 5.993%, 06/20/38	1,455
2,429	Series 2008-55, Class PL, 5.500%, 06/20/38	2,888
1,980	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	513

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,336	Series 2009-16, Class SJ, IF, IO, 6.563%, 05/20/37	888
2,755	Series 2009-72, Class SM, IF, IO, 6.011%, 08/16/39	370
293	Series 2009-75, Class IY, IO, 5.500%, 06/20/39	123
4,276	Series 2009-77, Class CS, IF, IO, 6.761%, 06/16/38	621
903	Series 2009-79, Class OK, PO, 11/16/37	840
802	Series 2009-81, Class A, 5.750%, 09/20/36	900
1,745	Series 2009-83, Class TS, IF, IO, 5.863%, 08/20/39	247
2,983	Series 2009-106, Class XL, IF, IO, 6.513%, 06/20/37	436
4,358	Series 2010-4, Class SB, IF, IO, 6.262%, 08/16/39	557
532	Series 2010-14, Class DO, PO, 03/20/36	528
703	Series 2010-14, Class QP, 6.000%, 12/20/39	767
1,222	Series 2010-31, Class SK, IF, IO, 5.863%, 11/20/34	206
5,500	Series 2010-61, Class PC, 4.500%, 02/20/37	6,158
1,500	Series 2010-107, Class AY, 5.000%, 10/20/36	1,673
1,490	Series 2010-157, Class OP, PO, 12/20/40	1,298
	NCUA Guaranteed Notes,
3,716	Series 2010-C1, Class APT, 2.650%, 10/29/20	3,918
361	Series 2010-R3, Class 3A, 2.400%, 12/08/20	370
	Vendee Mortgage Trust,
1,047	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,243
2,720	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,274
377	Series 1999-1, Class 2Z, 6.500%, 01/15/29	453

		355,074

	Non-Agency CMO — 5.8%
738	ABN Amro Mortgage Corp., Series 2003-9, Class A1, 4.500%, 08/25/18	754
260	Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21, VAR, 0.466%, 09/25/35	226
	American General Mortgage Loan Trust,
1,264	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,325
2,540	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	2,549
3,000	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	3,067
760	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	795
300	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	308

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
174	ASG Resecuritization Trust, Series 2009-2, Class A55, VAR, 5.199%, 05/24/36 (e)	173
	Banc of America Alternative Loan Trust,
565	Series 2003-11, Class 2A1, 6.000%, 01/25/34	590
884	Series 2004-1, Class 1A1, 6.000%, 02/25/34	907
528	Series 2004-6, Class 4A1, 5.000%, 07/25/19	540
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.500%, 08/25/35	1,363
353	Series 2005-7, Class 30PO, PO, 11/25/35	274
1,721	Series 2005-E, Class 4A1, VAR, 2.645%, 03/20/35	1,695
	Banc of America Mortgage Securities, Inc.,
1,446	Series 2003-3, Class 1A7, 5.500%, 05/25/33	1,485
636	Series 2003-4, Class 1B1, 5.500%, 06/25/33	599
269	Series 2003-7, Class A2, 4.750%, 09/25/18	279
276	Series 2004-2, Class 2A4, 5.500%, 03/25/34	263
1,990	Series 2004-3, Class 2A1, 5.500%, 04/25/34	2,041
732	Series 2004-5, Class 3A3, 5.000%, 06/25/19	755
291	Series 2004-5, Class 4A1, 4.750%, 06/25/19	300
529	Series 2004-7, Class 2A2, 5.750%, 08/25/34	546
160	Series 2004-8, Class XPO, PO, 10/25/34	152
2	Series 2004-11, Class 15PO, PO, 01/25/20	2
677	Series 2004-F, Class 1A1, VAR, 2.998%, 07/25/34	637
134	Series 2005-1, Class 15PO, PO, 02/25/20	117
504	Series 2005-1, Class 1A17, 5.500%, 02/25/35	457
915	Series 2005-1, Class 2A1, 5.000%, 02/25/20	969
113	Series 2005-10, Class 15PO, PO, 11/25/20	99
169	Series 2005-11, Class 15PO, PO, 12/25/20	144
	BCAP LLC Trust,
300	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	308
861	Series 2010-RR10, Class 3A5, VAR, 4.500%, 11/27/35 (e)	874
1,505	Series 2010-RR6, Class 8A6, VAR, 5.500%, 08/26/36 (e)	1,604
1,129	Series 2010-RR7, Class 16A1, VAR, 0.848%, 02/26/47 (e)	1,053
982	Series 2010-RR8, Class 3A3, VAR, 5.070%, 05/26/35 (e)	989
1,727	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (f) (i)	1,674
267	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 2.713%, 10/25/33	267

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
7	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 7.229%, 03/25/31	7
	Chase Mortgage Finance Corp.,
263	Series 2003-S10, Class A1, 4.750%, 11/25/18	271
422	Series 2003-S13, Class A2, 5.000%, 11/25/33	445
787	Series 2004-S1, Class M, VAR, 5.094%, 02/25/19	709
	Citicorp Mortgage Securities, Inc.,
393	Series 2004-1, Class 3A1, 4.750%, 01/25/34	399
775	Series 2004-4, Class A4, 5.500%, 06/25/34	812
452	Series 2006-1, Class 2A1, 5.000%, 02/25/21	474
	Citigroup Mortgage Loan Trust, Inc.,
44	Series 2003-UST1, Class PO3, PO, 12/25/18	44
219	Series 2004-HYB4, Class AA, VAR, 0.565%, 12/25/34	197
575	Series 2004-UST1, Class A3, VAR, 2.514%, 08/25/34	587
1,236	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	1,280
1,118	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	1,161
	Countrywide Alternative Loan Trust,
292	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	303
884	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	897
268	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	274
1,285	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,275
573	Series 2004-J13, Class 1A4, SUB, 5.030%, 02/25/35	578
299	Series 2005-5R, Class A1, 5.250%, 12/25/18	302
800	Series 2005-23CB, Class A2, 5.500%, 07/25/35	717
5,129	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	4,445
1,741	Series 2005-86CB, Class A11, 5.500%, 02/25/36	1,277
197	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	196
88	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	11
441	Series 2006-26CB, Class A9, 6.500%, 09/25/36	303
	Countrywide Home Loan Mortgage Pass-Through Trust,
211	Series 2002-22, Class A20, 6.250%, 10/25/32	221
622	Series 2003-40, Class A3, 4.500%, 10/25/18	635

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
689	Series 2003-50, Class A1, 5.000%, 11/25/18	709
140	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	135
954	Series 2004-3, Class A25, 5.750%, 04/25/34	910
1,756	Series 2004-4, Class A13, 5.250%, 05/25/34	1,792
1,101	Series 2004-5, Class 2A9, 5.250%, 05/25/34	1,129
1,315	Series 2004-8, Class 2A1, 4.500%, 06/25/19	1,339
876	Series 2004-J1, Class 2A1, 4.750%, 01/25/19	900
1,102	Series 2004-J7, Class 2A2, 4.500%, 08/25/19	1,139
91	Series 2005-13, Class A2, 5.500%, 06/25/35	91
1,215	Series 2005-22, Class 2A1, VAR, 2.723%, 11/25/35	913
	Credit Suisse Mortgage Capital Certificates,
611	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	621
1,500	Series 2010-16, Class A3, VAR, 4.250%, 06/25/50 (e)	1,404
997	Series 2010-20R, Class 2A3, VAR, 3.500%, 06/27/37 (e)	866
1,231	Series 2011-7R, Class A1, VAR, 1.484%, 08/28/47 (e)	1,211
	CS First Boston Mortgage Securities Corp.,
286	Series 2003-29, Class 8A1, 6.000%, 11/25/18	293
2,640	Series 2004-4, Class 5A4, IF, IO, 7.315%, 08/25/34	376
1,000	Series 2005-1, Class 1A16, 5.500%, 02/25/35	862
419	Series 2005-7, Class 5A1, 4.750%, 08/25/20	439
430	Series 2005-10, Class 10A4, 6.000%, 11/25/35	281
881	Series 2005-10, Class 6A13, 5.500%, 11/25/35	813
136	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	86
707	DLJ Mortgage Acceptance Corp., Series 1993-19, Class A7, 6.750%, 01/25/24	716
661	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, VAR, 2.564%, 09/25/34	619
	First Horizon Asset Securities, Inc.,
112	Series 2003-8, Class 1A43, PO, 10/25/33	100
1,099	Series 2004-AR6, Class 2A1, VAR, 2.625%, 12/25/34	1,067
55	Series 2004-AR7, Class 2A1, VAR, 2.616%, 02/25/35	55

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
400	Series 2004-AR7, Class 2A2, VAR, 2.616%, 02/25/35	397
	GMAC Mortgage Corp. Loan Trust,
1,261	Series 2003-J10, Class A1, 4.750%, 01/25/19	1,304
486	Series 2004-J5, Class A7, 6.500%, 01/25/35	501
325	Series 2005-AR3, Class 3A4, VAR, 3.338%, 06/19/35	302
	GSR Mortgage Loan Trust,
605	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	603
1,133	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	1,191
690	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	736
714	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	747
3,174	Series 2005-2F, Class 1A5, 5.500%, 03/25/35	3,203
378	Series 2005-5F, Class 8A1, VAR, 0.735%, 06/25/35	358
219	Series 2005-5F, Class 8A3, VAR, 0.735%, 06/25/35	208
875	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	877
	Impac CMB Trust,
1,411	Series 2004-10, Class 3A1, VAR, 0.935%, 03/25/35	1,279
858	Series 2004-10, Class 3A2, VAR, 1.036%, 03/25/35	585
24	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	25
	JP Morgan Mortgage Trust,
1,718	Series 2004-S1, Class 3A1, 5.500%, 09/25/34	1,790
1,190	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	1,181
1,069	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	1,086
1,474	Series 2006-A2, Class 4A1, VAR, 3.014%, 08/25/34	1,481
1,102	Series 2006-A2, Class 5A3, VAR, 2.710%, 11/25/33	1,121
339	Series 2007-A1, Class 5A2, VAR, 2.912%, 07/25/35	342
670	JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 3.018%, 08/26/35 (e)	658
	MASTR Adjustable Rate Mortgages Trust,
360	Series 2004-13, Class 2A1, VAR, 2.634%, 04/21/34	363
121	Series 2004-13, Class 3A6, VAR, 2.623%, 11/21/34	124
	MASTR Alternative Loans Trust,
493	Series 2003-7, Class 4A3, 8.000%, 11/25/18	527
270	Series 2003-8, Class 3A1, 5.500%, 12/25/33	280
683	Series 2003-9, Class 5A1, 4.500%, 12/25/18	705
1,177	Series 2004-6, Class 6A1, 6.500%, 07/25/34	1,245

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
1,074	Series 2004-6, Class 7A1, 6.000%, 07/25/34	1,084
166	Series 2004-7, Class 30PO, PO, 08/25/34	124
93	Series 2004-7, Class 3A1, 6.500%, 08/25/34	99
726	Series 2004-8, Class 6A1, 5.500%, 09/25/19	740
1,066	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,092
320	Series 2004-11, Class 8A3, 5.500%, 11/25/19	322
57	Series 2005-1, Class 5A1, 5.500%, 01/25/20	58
	MASTR Asset Securitization Trust,
53	Series 2003-6, Class 8A1, 5.500%, 07/25/33	55
330	Series 2003-10, Class 3A1, 5.500%, 11/25/33	343
128	Series 2003-11, Class 10A1, 5.000%, 12/25/18	133
224	Series 2003-11, Class 3A1, 4.500%, 12/25/18	230
81	Series 2004-6, Class 15PO, PO, 05/25/19	80
583	Series 2004-6, Class 3A1, 5.250%, 07/25/19	601
287	Series 2004-6, Class 4A1, 5.000%, 07/25/19	297
113	Series 2004-8, Class PO, PO, 08/25/19	112
212	Series 2004-10, Class 1A1, 4.500%, 10/25/19	218
1,338	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,411
207	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	161
	MLCC Mortgage Investors, Inc.,
954	Series 2004-C, Class A2, VAR, 1.337%, 07/25/29	947
674	Series 2004-D, Class A3, VAR, 2.492%, 09/25/29	667
	Morgan Stanley Mortgage Loan Trust,
1,262	Series 2004-3, Class 4A, VAR, 5.669%, 04/25/34	1,287
494	Series 2004-7AR, Class 2A6, VAR, 2.778%, 09/25/34	464
396	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.556%, 02/25/35	350
	Nomura Asset Acceptance Corp.,
316	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	310
1,072	Series 2005-AR1, Class 1A1, VAR, 2.828%, 02/25/35	1,050
	Paine Webber CMO Trust,
6	Series H, Class 4, 8.750%, 04/01/18	6
5	Series L, Class 4, 8.950%, 07/01/18	5

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,835	PHH Mortgage Capital LLC, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	1,980
646	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	681
	RALI Trust,
663	Series 2003-QS14, Class A1, 5.000%, 07/25/18	678
1,542	Series 2003-QS19, Class NB2, 5.750%, 10/25/33	1,464
1,197	Series 2004-QS3, Class CB, 5.000%, 03/25/19	1,247
80	Series 2004-QS8, Class A2, 5.000%, 06/25/34	80
4,000	Series 2005-QS5, Class A4, 5.750%, 04/25/35	3,180
359	Residential Asset Securitization Trust, Series 2006-A6, Class 2A13, 6.000%, 07/25/36	295
	RFMSI Trust,
521	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	543
487	Series 2005-SA4, Class 1A1, VAR, 3.121%, 09/25/35	382
4,309	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	3,911
216	RFSC Trust, Series 2003-RM2, Class AII, 5.000%, 05/25/18	224
1,889	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	1,896
82	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	83
1,544	Sequoia Mortgage Trust, Series 2004-8, Class A2, VAR, 1.088%, 09/20/34	1,497
	Springleaf Mortgage Loan Trust,
1,500	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	1,574
616	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	621
3,365	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	3,365
2,800	Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	2,721
	Structured Adjustable Rate Mortgage Loan Trust,
595	Series 2004-14, Class 1A, VAR, 2.848%, 10/25/34	528
499	Series 2005-5, Class A1, VAR, 0.465%, 05/25/35	485
232	Series 2005-5, Class A2, VAR, 0.465%, 05/25/35	227

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
	Structured Asset Securities Corp.,
4,042	Series 2003-26A, Class 3A5, VAR, 2.797%, 09/25/33	3,910
927	Series 2003-31A, Class B1, VAR, 2.806%, 10/25/33	383
595	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	602
532	Series 2003-37A, Class 2A, VAR, 5.026%, 12/25/33	544
474	Series 2004-7, Class 2A1, VAR, 5.444%, 05/25/24	493
694	Series 2005-5, Class 2A1, 5.500%, 04/25/35	696
	Vericrest Opportunity Loan Transferee,
146	Series 2011-NL1A, Class A1, VAR, 5.926%, 12/26/50 (e) (f) (i)	146
119	Series 2011-NL3A, Class A1, VAR, 5.194%, 09/25/51 (e)	120
279	Series 2011-NL3A, Class A2, VAR, 9.318%, 09/25/51 (e)	280
1,360	Series 2012-NL1A, Class A1, VAR, 4.213%, 03/25/49 (e) (f) (i)	1,367
923	Series 2012-NL1A, Class A2, VAR, 8.112%, 03/25/49 (e) (f) (i)	942
	WaMu Mortgage Pass-Through Certificates,
177	Series 2002-S4, Class A4, 6.500%, 10/19/29	186
234	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	241
755	Series 2003-AR8, Class A, VAR, 2.462%, 08/25/33	770
540	Series 2003-AR9, Class 1A6, VAR, 2.449%, 09/25/33	552
121	Series 2003-S4, Class 3A, 5.500%, 06/25/33	126
235	Series 2004-AR3, Class A1, VAR, 2.584%, 06/25/34	238
2,166	Series 2004-AR3, Class A2, VAR, 2.584%, 06/25/34	2,198
538	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	563
513	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	534
1,926	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	1,969
173	Series 2005-AR2, Class 2A21, VAR, 0.565%, 01/25/45	153
1,676	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,564
1,525	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.000%, 03/25/34	1,611
1,112	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	1,118

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Wells Fargo Mortgage-Backed Securities Trust,
78	Series 2003-10, Class A1, 4.500%, 09/25/18	81
363	Series 2003-12, Class A2, 4.500%, 11/25/18	374
685	Series 2003-15, Class 1A1, 4.750%, 12/25/18	709
386	Series 2003-17, Class 2A9, PO, 01/25/34	304
231	Series 2003-18, Class A1, 5.500%, 12/25/33	242
397	Series 2003-F, Class A1, VAR, 4.868%, 06/25/33	404
86	Series 2003-J, Class 2A5, VAR, 4.430%, 10/25/33	87
514	Series 2003-M, Class A1, VAR, 4.695%, 12/25/33	527
332	Series 2004-B, Class A1, VAR, 4.963%, 02/25/34	343
320	Series 2004-DD, Class 2A8, VAR, 2.615%, 01/25/35	258
352	Series 2004-EE, Class 3A1, VAR, 2.949%, 12/25/34	364
485	Series 2004-EE, Class 3A2, VAR, 2.949%, 12/25/34	504
1,065	Series 2004-K, Class 1A2, VAR, 2.615%, 07/25/34	1,084
108	Series 2004-Q, Class 1A3, VAR, 2.608%, 09/25/34	110
370	Series 2004-Q, Class 2A2, VAR, 2.615%, 09/25/34	338
441	Series 2004-U, Class A1, VAR, 2.764%, 10/25/34	451
318	Series 2005-1, Class 1A1, 4.750%, 01/25/20	335
819	Series 2005-1, Class B1, VAR, 4.923%, 01/25/20	781
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	2,164
431	Series 2005-13, Class A1, 5.000%, 11/25/20	457
52	Series 2005-AR13, Class A1, VAR, 5.241%, 05/25/35	52
1,345	Series 2005-AR16, Class 2A1, VAR, 2.651%, 02/25/34	1,324

		162,592

	Total Collateralized Mortgage Obligations (Cost $489,614)	517,666

Commercial Mortgage-Backed Securities — 4.7%
1,948	A10 Securitization LLC, Series 2012-1, Class A, 3.492%, 04/15/24 (e)	1,958

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Banc of America Large Loan, Inc.,
500	Series 2009-UB1, Class A4A, VAR, 5.686%, 06/24/50 (e)	560
4,459	Series 2010-HLTN, Class HLTN, VAR, 1.990%, 11/15/15 (e)	4,370
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
1,730	Series 2005-1, Class AJ, VAR, 5.366%, 11/10/42	1,811
1,050	Series 2005-3, Class A4, 4.668%, 07/10/43	1,152
1,000	Series 2005-3, Class AM, 4.727%, 07/10/43	1,053
1,050	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	1,175
1,438	Series 2005-6, Class ASB, VAR, 5.366%, 09/10/47	1,490
485	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	546
3,175	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	3,638
1,005	Series 2006-4, Class A4, 5.634%, 07/10/46	1,154
3,566	Series 2006-5, Class A4, 5.414%, 09/10/47	4,037
	Bear Stearns Commercial Mortgage Securities,
1,655	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,769
73	Series 2004-T14, Class A3, 4.800%, 01/12/41	74
640	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	698
2,570	Series 2006-PW11, Class A4, VAR, 5.621%, 03/11/39	2,915
75	Series 2006-PW12, Class A4, VAR, 5.893%, 09/11/38	86
250	Series 2006-T24, Class A4, 5.537%, 10/12/41	289
1,973	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	2,112
	Citigroup/Deutsche Bank Commercial Mortgage Trust,
500	Series 2005-CD1, Class AM, VAR, 5.393%, 07/15/44	546
91,647	Series 2007-CD4, Class XC, IO, VAR, 0.245%, 12/11/49 (e)	715
	Commercial Mortgage Pass-Through Certificates,
2,500	Series 2005-LP5, Class B, VAR, 5.105%, 05/10/43	2,604
2,052	Series 2012-CR2, Class XA, IO, VAR, 2.141%, 08/15/45	262

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — Continued
3,000	Credit Suisse First Boston Mortgage Securities Corp., Series 1998-C2, Class F, VAR, 6.750%, 11/15/30 (e)	3,226
	Credit Suisse Mortgage Capital Certificates,
1,500	Series 2006-C2, Class A3, VAR, 5.852%, 03/15/39	1,673
135,379	Series 2007-C2, Class AX, IO, VAR, 0.238%, 01/15/49 (e)	644
	CS First Boston Mortgage Securities Corp.,
2,000	Series 2003-C4, Class D, VAR, 5.353%, 08/15/36	2,050
2,480	Series 2004-C1, Class D, VAR, 4.956%, 01/15/37 (e)	2,494
2,321	Series 2005-C3, Class AM, 4.730%, 07/15/37	2,481
3,680	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	4,120
20,408	DBUBS Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.614%, 07/10/44 (e)	1,447
2,442	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	2,532
2,505	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	2,591
	GMAC Commercial Mortgage Securities, Inc.,
53,504	Series 1998-C2, Class X, IO, VAR, 1.079%, 05/15/35	1,305
645	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	713
2,330	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	2,449
	GS Mortgage Securities Corp. II,
2,150	Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	2,302
465	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	525
793	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	881
20,000	Series 2012-SHOP, Class XA, IO, VAR, 1.437%, 06/05/31 (e)	1,553
	JP Morgan Chase Commercial Mortgage Securities Corp.,
2,500	Series 2005-CB11, Class AJ, VAR, 5.540%, 08/12/37	2,667
198,524	Series 2005-CB11, Class X1, IO, VAR, 0.255%, 08/12/37 (e)	669
2,000	Series 2005-CB13, Class A4, VAR, 5.467%, 01/12/43	2,211
200	Series 2005-LDP2, Class AM, 4.780%, 07/15/42	215

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

625	Series 2005-LDP4, Class AM, VAR, 4.999%, 10/15/42	678
271,698	Series 2005-LDP5, Class X1, IO, VAR, 0.095%, 12/15/44 (e)	796
1,000	Series 2006-CB14, Class A4, VAR, 5.481%, 12/12/44	1,123
88,224	Series 2006-CB15, Class X1, IO, VAR, 0.117%, 06/12/43	579
2,060	Series 2006-CB16, Class A4, 5.552%, 05/12/45	2,368
1,285	Series 2006-CB17, Class A4, 5.429%, 12/12/43	1,460
620	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	702
920	Series 2006-LDP6, Class AM, VAR, 5.525%, 04/15/43	1,002
1,160	Series 2006-LDP7, Class A4, VAR, 6.061%, 04/15/45	1,333
25,472	Series 2006-LDP8, Class X, IO, VAR, 0.733%, 05/15/45	443
2,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	1,931
11,566	Series 2010-C2, Class XA, IO, VAR, 2.132%, 11/15/43 (e)	1,070
	LB-UBS Commercial Mortgage Trust,
1,212	Series 2004-C2, Class A4, 4.367%, 03/15/36	1,268
1,000	Series 2005-C2, Class A5, VAR, 5.150%, 04/15/30	1,105
405	Series 2006-C1, Class A4, 5.156%, 02/15/31	453
1,060	Series 2006-C4, Class A4, VAR, 6.064%, 06/15/38	1,221
560	Series 2006-C6, Class A4, 5.372%, 09/15/39	647
	Merrill Lynch Mortgage Trust,
602	Series 2005-CKI1, Class A6, VAR, 5.389%, 11/12/37	673
1,425	Series 2005-CKI1, Class AM, VAR, 5.389%, 11/12/37	1,536
1,750	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,953
1,750	Series 2005-LC1, Class AJ, VAR, 5.498%, 01/12/44	1,821
2,000	Series 2005-LC1, Class AM, VAR, 5.439%, 01/12/44	2,200
1,755	Series 2006-C1, Class A4, VAR, 5.847%, 05/12/39	2,010
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
1,725	Series 2006-1, Class A4, VAR, 5.607%, 02/12/39	1,957

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — Continued
250	Series 2006-4, Class A3, VAR, 5.172%, 12/12/49	284
114,980	Series 2006-4, Class XC, IO, VAR, 0.243%, 12/12/49 (e)	1,460
	Morgan Stanley Capital I, Inc.,
645	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	723
1,575	Series 2006-T23, Class AM, VAR, 5.987%, 08/12/41	1,776
93,659	Series 2007-HQ11, Class X, IO, VAR, 0.401%, 02/12/44 (e)	620
699	Series 2011-C3, Class A3, 4.054%, 07/15/49	782
583	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	589
	Morgan Stanley Reremic Trust,
3,000	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	3,177
343	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	345
900	Series 2012-XA, Class A, 2.000%, 07/28/49	906
1,500	Series 2012-XA, Class B, 0.250%, 07/28/49	1,050
1,290	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.584%, 08/15/39	1,378
9,342	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.555%, 05/10/45 (e)	1,412
2,191	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	2,323
	UBS-Barclays Commercial Mortgage Trust,
1,560	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,663
17,936	Series 2012-C2, Class XA, IO, VAR, 1.994%, 05/10/63 (e)	1,904
	Wachovia Bank Commercial Mortgage Trust,
932	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	991
193	Series 2005-C16, Class AJ, VAR, 4.896%, 10/15/41	204
170	Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	186
250	Series 2006-C25, Class A4, VAR, 5.923%, 05/15/43	286
2,279	Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	2,271
2,500	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	2,803

	Total Commercial Mortgage-Backed Securities (Cost $124,346)	131,224

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Convertible Bonds — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Diversified Consumer Services — 0.0% (g)
165	Stewart Enterprises, Inc., 3.125%, 07/15/14	166

	Hotels, Restaurants & Leisure — 0.0% (g)
192	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (f) (i)	192

	Total Consumer Discretionary	358

	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
665	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	704

	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
285	Somerset Cayuga Holding Co., Inc., PIK, 20.000%, 06/15/17 (e) (f) (i)	285

	Total Convertible Bonds (Cost $1,271)	1,347

Corporate Bonds — 33.6%
	Consumer Discretionary — 3.9%
	Auto Components — 0.1%
47	Dana Holding Corp., 6.750%, 02/15/21	51
890	Johnson Controls, Inc., 5.700%, 03/01/41	1,072
720	Lear Corp., 8.125%, 03/15/20	810

		1,933

	Automobiles — 0.1%
	Daimler Finance North America LLC,
1,721	1.300%, 07/31/15 (e)	1,723
320	8.500%, 01/18/31	502
	Ford Motor Co.,
130	7.450%, 07/16/31	161
400	9.215%, 09/15/21	508
	Motors Liquidation Co.,
120	5.250%, 03/06/32 (f) (i)	—	(h)
385	6.250%, 07/15/33 (f) (i)	—	(h)
21	7.250%, 04/15/41 (f) (i)	—	(h)
1	7.250%, 07/15/41 (f) (i)	—	(h)
42	7.250%, 02/15/52 (f) (i)	—	(h)
55	7.375%, 05/15/48 (f) (i)	—	(h)
1	7.375%, 10/01/51 (f) (i)	—	(h)
2,500	7.700%, 04/15/16 (d) (f) (i)	—	(h)

		2,894

	Broadcasting & Cable TV — 0.7%
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	16

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
	CCO Holdings LLC/CCO Holdings Capital Corp.,
1,750	5.250%, 09/30/22	1,733
1,510	6.500%, 04/30/21	1,619
653	6.625%, 01/31/22	707
765	7.000%, 01/15/19	832
968	7.250%, 10/30/17	1,060
625	7.375%, 06/01/20	694
330	8.125%, 04/30/20	371
378	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.625%, 11/15/17 (e)	406
	CSC Holdings LLC,
75	6.750%, 11/15/21 (e)	81
500	7.625%, 07/15/18	569
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
530	5.000%, 03/01/21	596
580	6.000%, 08/15/40	655
	DISH DBS Corp.,
433	4.625%, 07/15/17 (e)	437
680	5.875%, 07/15/22 (e)	685
1,510	6.750%, 06/01/21	1,608
5	7.125%, 02/01/16	6
1,675	7.875%, 09/01/19	1,924
200	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23 (e)	199
	Mediacom LLC/Mediacom Capital Corp.,
160	7.250%, 02/15/22	170
872	9.125%, 08/15/19	970
1,250	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	1,353
1,040	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	1,100
884	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	963
526	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	558
400	Videotron Ltee, (Canada), 5.000%, 07/15/22	424
	Virgin Media Finance plc, (United Kingdom),
605	5.250%, 02/15/22	634
600	8.375%, 10/15/19	678

		21,048

	Diversified Consumer Services — 0.2%
	Service Corp. International,
495	7.000%, 06/15/17	564
700	7.000%, 05/15/19	767

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Consumer Services — Continued
2,073	7.625%, 10/01/18	2,438
615	Stewart Enterprises, Inc., 6.500%, 04/15/19	652

		4,421

	Gaming — 0.5%
390	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14	408
2,377	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e) (f) (i)	1,711
1,241	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 10.750%, 01/15/17	1,316
711	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18	809
	MGM Resorts International,
1,650	9.000%, 03/15/20	1,842
675	10.000%, 11/01/16	751
825	11.375%, 03/01/18	951
875	Peninsula Gaming LLC/Peninsula Gaming Corp., 8.375%, 08/15/15	919
870	Pinnacle Entertainment, Inc., 8.625%, 08/01/17	950
500	Seminole Hard Rock Entertainment, Inc., VAR, 2.968%, 03/15/14 (e)	493
775	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	798
3,000	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	2,453
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
360	5.375%, 03/15/22 (e)	368
1,000	7.875%, 05/01/20	1,114

		14,883

	Hotels, Restaurants & Leisure — 0.3%
713	Cinemark USA, Inc., 8.625%, 06/15/19	799
	Host Hotels & Resorts LP,
450	4.750%, 03/01/23	461
2,625	6.000%, 11/01/20	2,901
250	6.000%, 10/01/21	282
	Real Mex Restaurants, Inc.,
232	11.000%, 03/15/14 (f) (i)	232
377	12.000%, 03/15/14 (f) (i)	377
	Speedway Motorsports, Inc.,
900	6.750%, 02/01/19	949
15	8.750%, 06/01/16	16
910	Vail Resorts, Inc., 6.500%, 05/01/19	983

		7,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Household Durables — 0.3%
175	American Standard Americas, 10.750%, 01/15/16 (e)	156
	D.R. Horton, Inc.,
1,570	5.625%, 01/15/16	1,692
1,080	6.500%, 04/15/16	1,199
192	KB Home, 7.500%, 09/15/22	199
	Lennar Corp.,
160	4.750%, 12/15/17 (e)	160
1,150	6.950%, 06/01/18	1,246
315	12.250%, 06/01/17	411
106	Libbey Glass, Inc., 6.875%, 05/15/20 (e)	113
375	MDC Holdings, Inc., 5.625%, 02/01/20	384
420	Newell Rubbermaid, Inc., 4.700%, 08/15/20	458
	PulteGroup, Inc.,
10	5.250%, 01/15/14	10
400	7.625%, 10/15/17	444
	Standard Pacific Corp.,
1,085	8.375%, 05/15/18	1,215
375	10.750%, 09/15/16	453
210	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	222
	Toll Brothers Finance Corp.,
375	5.875%, 02/15/22	409
750	6.750%, 11/01/19	857

		9,628

	Leisure Equipment & Products — 0.0% (g)
968	Icon Health & Fitness, Inc., 11.875%, 10/15/16 (e)	890

	Media — 1.2%
	Cablevision Systems Corp.,
695	7.750%, 04/15/18	752
80	8.000%, 04/15/20	89
379	8.625%, 09/15/17	434
	CBS Corp.,
200	7.875%, 07/30/30	272
160	8.875%, 05/15/19	215
1,500	Clear Channel Communications, Inc., 9.000%, 03/01/21	1,286
	Clear Channel Worldwide Holdings, Inc.,
360	9.250%, 12/15/17	390
975	9.250%, 12/15/17	1,059
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	358
	Comcast Corp.,
850	5.900%, 03/15/16	989

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — Continued
240	6.300%, 11/15/17	295
177	6.550%, 07/01/39	235
281	Discovery Communications LLC, 4.950%, 05/15/42	310
	Gannett Co., Inc.,
270	6.375%, 09/01/15	294
750	7.125%, 09/01/18	823
245	9.375%, 11/15/17	275
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,428
	Hughes Satellite Systems Corp.,
500	6.500%, 06/15/19	535
150	7.625%, 06/15/21	166
	Intelsat Jackson Holdings S.A., (Luxembourg),
300	7.250%, 04/01/19	323
700	7.250%, 10/15/20	756
500	7.500%, 04/01/21	543
475	8.500%, 11/01/19	525
750	Lamar Media Corp., 6.625%, 08/15/15	758
630	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	703
810	NBCUniversal Media LLC, 5.950%, 04/01/41	1,018
	News America, Inc.,
600	6.750%, 01/09/38	691
800	7.750%, 01/20/24	1,016
200	7.850%, 03/01/39	273
147	8.875%, 04/26/23	199
2,091	Radio One, Inc., PIK, 12.500%, 05/24/16	1,780
525	Regal Cinemas Corp., 8.625%, 07/15/19	584
865	Sinclair Television Group, Inc., 9.250%, 11/01/17 (e)	962
180	Sirius XM Radio, Inc., 5.250%, 08/15/22 (e)	180
635	Telesat Canada/Telesat LLC, (Canada), 6.000%, 05/15/17 (e)	660
	Thomson Reuters Corp., (Canada),
1,960	3.950%, 09/30/21	2,132
280	4.700%, 10/15/19	320
410	5.950%, 07/15/13	428
200	6.500%, 07/15/18	250
335	Time Warner Cable, Inc., 7.300%, 07/01/38	457
	Time Warner Entertainment Co. LP,
415	8.375%, 03/15/23	581
1,445	8.375%, 07/15/33	2,080
182	Time Warner, Inc., 5.375%, 10/15/41	208
	Univision Communications, Inc.,
735	6.875%, 05/15/19 (e)	759

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Media — Continued
1,000	7.875%, 11/01/20 (e)	1,072
1,352	Valassis Communications, Inc., 6.625%, 02/01/21	1,352
50	Viacom, Inc., 6.875%, 04/30/36	67
	Walt Disney Co. (The),
500	0.875%, 12/01/14	505
500	5.875%, 12/15/17	612
	WMG Acquisition Corp.,
743	9.500%, 06/15/16	814
50	11.500%, 10/01/18	55

		32,868

	Multiline Retail — 0.1%
328	Dollar General Corp., 4.125%, 07/15/17	341
200	Kohl’s Corp., 4.000%, 11/01/21	213
	QVC, Inc.,
170	5.125%, 07/02/22 (e)	178
75	7.125%, 04/15/17 (e)	79
75	7.375%, 10/15/20 (e)	84
2,050	7.500%, 10/01/19 (e)	2,272
310	Target Corp., 7.000%, 01/15/38	461

		3,628

	Specialty Retail — 0.4%
220	AutoNation, Inc., 5.500%, 02/01/20	234
1,374	Claire’s Stores, Inc., 8.875%, 03/15/19	1,185
	Limited Brands, Inc.,
400	5.625%, 02/15/22	421
1,600	8.500%, 06/15/19	1,920
	Lowe’s Cos., Inc.,
116	5.125%, 11/15/41	133
951	7.110%, 05/15/37	1,325
651	Neebo, Inc., 15.000%, 06/30/16 (e)	625
1,429	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	1,538
200	Staples, Inc., 9.750%, 01/15/14	223
1,000	Toys R Us - Delaware, Inc., 7.375%, 09/01/16 (e)	1,008
1,750	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	1,894

		10,506

	Total Consumer Discretionary	109,699

	Consumer Staples — 1.8%
	Beverages — 0.5%
	Anheuser-Busch Cos. LLC,
325	5.500%, 01/15/18	391

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Beverages — Continued
550	5.750%, 04/01/36	711
280	7.550%, 10/01/30	402
	Anheuser-Busch InBev Worldwide, Inc.,
410	6.875%, 11/15/19	541
275	7.750%, 01/15/19	370
	Constellation Brands, Inc.,
290	6.000%, 05/01/22	326
1,340	7.250%, 09/01/16	1,528
1,000	7.250%, 05/15/17	1,151
	Diageo Finance B.V., (Netherlands),
575	5.300%, 10/28/15	653
325	5.500%, 04/01/13	334
	Diageo Investment Corp.,
1,000	7.450%, 04/15/35	1,521
365	8.000%, 09/15/22	526
	PepsiCo, Inc.,
1,720	1.250%, 08/13/17	1,723
572	3.000%, 08/25/21	609
800	3.750%, 03/01/14	839
70	7.900%, 11/01/18	95
70	Pernod-Ricard S.A., (France), 5.750%, 04/07/21 (e)	81
1,235	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	1,285

		13,086

	Food & Staples Retailing — 0.7%
	CVS Caremark Corp.,
225	5.750%, 06/01/17	271
555	6.125%, 09/15/39	732
1,610	Ingles Markets, Inc., 8.875%, 05/15/17	1,739
	Kroger Co. (The),
215	6.400%, 08/15/17	258
1,162	7.500%, 04/01/31	1,533
300	7.700%, 06/01/29	390
2,300	New Albertsons, Inc., 7.450%, 08/01/29	1,357
	Rite Aid Corp.,
169	7.500%, 03/01/17	174
1,500	8.000%, 08/15/20	1,687
6,000	9.500%, 06/15/17	6,188
	SUPERVALU, Inc.,
135	7.500%, 11/15/14	130
2,000	8.000%, 05/01/16	1,790
	Wal-Mart Stores, Inc.,
1,500	3.625%, 07/08/20	1,687

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Food & Staples Retailing — Continued
160	5.250%, 09/01/35	200
1,000	6.200%, 04/15/38	1,412
260	7.550%, 02/15/30	400

		19,948

	Food Products — 0.4%
380	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	388
	Bunge Ltd. Finance Corp.,
370	5.875%, 05/15/13	382
655	8.500%, 06/15/19	827
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	167
	Cargill, Inc.,
350	1.900%, 03/01/17 (e)	358
800	3.300%, 03/01/22 (e)	832
200	6.000%, 11/27/17 (e)	243
360	6.625%, 09/15/37 (e)	487
1,000	7.350%, 03/06/19 (e)	1,271
135	ConAgra Foods, Inc., 7.000%, 04/15/19	170
191	Eurofresh, Inc., PIK, 15.000%, 11/18/16# (f) (i)	—
	JBS USA LLC/JBS USA Finance, Inc.,
746	8.250%, 02/01/20 (e)	712
367	11.625%, 05/01/14	414
737	Kellogg Co., 3.125%, 05/17/22	773
	Kraft Foods Group, Inc.,
429	3.500%, 06/06/22 (e)	455
488	5.000%, 06/04/42 (e)	555
599	6.125%, 08/23/18 (e)	736
575	6.875%, 01/26/39 (e)	797
	Kraft Foods, Inc.,
211	6.125%, 02/01/18	257
335	6.500%, 08/11/17	412
500	Post Holdings, Inc., 7.375%, 02/15/22 (e)	527
	Smithfield Foods, Inc.,
180	6.625%, 08/15/22	184
500	7.750%, 07/01/17	558

		11,505

	Household Products — 0.2%
575	Armored Autogroup, Inc., 9.250%, 11/01/18	508
1,000	Kimberly-Clark Corp., 6.125%, 08/01/17	1,230
730	Procter & Gamble - ESOP, 9.360%, 01/01/21	988
1,750	Scotts Miracle-Gro Co. (The), 6.625%, 12/15/20	1,879

		4,605

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Tobacco — 0.0% (g)
250	Alliance One International, Inc., 10.000%, 07/15/16	254

	Total Consumer Staples	49,398

	Energy — 3.3%
	Energy Equipment & Services — 0.4%
720	Baker Hughes, Inc., 5.125%, 09/15/40	890
322	Cameron International Corp., 1.600%, 04/30/15	325
70	Diamond Offshore Drilling, Inc., 5.875%, 05/01/19	85
	Halliburton Co.,
250	7.450%, 09/15/39	394
275	7.600%, 08/15/96 (e)	435
700	8.750%, 02/15/21	1,017
	Key Energy Services, Inc.,
292	6.750%, 03/01/21 (e)	295
445	6.750%, 03/01/21	453
98	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	103
850	Oil States International, Inc., 6.500%, 06/01/19	903
450	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	480
550	PHI, Inc., 8.625%, 10/15/18	569
	Precision Drilling Corp., (Canada),
210	6.500%, 12/15/21	221
360	6.625%, 11/15/20	378
219	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	236
700	Seadrill Ltd., (Bermuda), 6.500%, 10/05/15	716
2,110	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	2,522
280	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	301
520	Unit Corp., 6.625%, 05/15/21 (e)	528

		10,851

	Oil, Gas & Consumable Fuels — 2.9%
1,000	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	1,037
175	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	218
	Alpha Natural Resources, Inc.,
175	6.000%, 06/01/19	157
175	6.250%, 06/01/21	157
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
315	6.750%, 05/20/20	336

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
405	7.000%, 05/20/22	432
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,315	6.250%, 08/20/19	1,367
649	6.500%, 05/20/21	680
278	Anadarko Holding Co., 7.150%, 05/15/28	335
	Anadarko Petroleum Corp.,
350	6.950%, 06/15/19	436
125	7.625%, 03/15/14	137
100	7.950%, 06/15/39	140
225	8.700%, 03/15/19	299
250	ANR Pipeline Co., 9.625%, 11/01/21	379
775	Apache Corp., 6.900%, 09/15/18	1,003
	Bill Barrett Corp.,
250	7.625%, 10/01/19	260
825	9.875%, 07/15/16	910
	BP Capital Markets plc, (United Kingdom),
385	3.245%, 05/06/22	410
1,835	3.875%, 03/10/15	1,978
515	4.750%, 03/10/19	598
325	5.250%, 11/07/13	343
815	Burlington Resources, Inc., 8.200%, 03/15/25	1,174
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	430
	Cenovus Energy, Inc., (Canada),
123	3.000%, 08/15/22	126
404	4.450%, 09/15/42	413
	Chesapeake Energy Corp.,
520	6.500%, 08/15/17	534
800	6.775%, 03/15/19	806
285	6.875%, 08/15/18	294
500	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	480
190	Cimarex Energy Co., 5.875%, 05/01/22	203
450	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	517
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
450	8.250%, 12/15/17	488
500	8.500%, 12/15/19	555
	Comstock Resources, Inc.,
400	7.750%, 04/01/19	394
1,000	8.375%, 10/15/17	1,020
309	9.500%, 06/15/20	326
	Concho Resources, Inc.,
545	6.500%, 01/15/22	588

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
1,460	7.000%, 01/15/21	1,628
425	Conoco Funding Co., (Canada), 7.250%, 10/15/31	633
	ConocoPhillips,
275	5.750%, 02/01/19	341
750	6.500%, 02/01/39	1,082
410	7.000%, 03/30/29	546
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	425
	CONSOL Energy, Inc.,
100	8.000%, 04/01/17	108
750	8.250%, 04/01/20	808
	Continental Resources, Inc.,
691	5.000%, 09/15/22	722
160	7.125%, 04/01/21	179
236	Devon Energy Corp., 3.250%, 05/15/22	246
270	Devon Financing Corp. ULC, (Canada), 7.875%, 09/30/31	393
	El Paso LLC,
1,900	6.875%, 06/15/14	2,056
150	7.000%, 06/15/17	172
150	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	177
	Encana Corp., (Canada),
150	6.500%, 05/15/19	181
215	6.625%, 08/15/37	259
1,210	ENI S.p.A., (Italy), 5.700%, 10/01/40 (e)	1,234
	EOG Resources, Inc.,
1,700	4.100%, 02/01/21	1,931
200	6.875%, 10/01/18	252
300	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	294
500	Forest Oil Corp., 7.250%, 06/15/19	487
1,000	Frontier Oil Corp., 8.500%, 09/15/16	1,044
	Hilcorp Energy I LP/Hilcorp Finance Co.,
220	7.625%, 04/15/21 (e)	242
1,370	8.000%, 02/15/20 (e)	1,517
	Holly Energy Partners LP/Holly Energy Finance Corp.,
337	6.500%, 03/01/20 (e)	352
150	8.250%, 03/15/18	163
650	HollyFrontier Corp., 9.875%, 06/15/17	713
	KazMunayGas National Co., (Kazakhstan),
545	6.375%, 04/09/21 (e)	648
200	Reg. S., 6.375%, 04/09/21	238
575	Reg. S., 7.000%, 05/05/20	701

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
345	Laredo Petroleum, Inc., 7.375%, 05/01/22	371
410	Marathon Oil Corp., 6.000%, 10/01/17	490
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
1,000	5.500%, 02/15/23	1,023
500	6.250%, 06/15/22	531
415	6.750%, 11/01/20	447
386	MEG Energy Corp., (Canada), 6.375%, 01/30/23 (e)	402
	Newfield Exploration Co.,
288	5.625%, 07/01/24	313
625	5.750%, 01/30/22	684
750	6.875%, 02/01/20	819
890	7.125%, 05/15/18	941
1,641	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17 (e)	1,419
210	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	232
504	Occidental Petroleum Corp., 2.700%, 02/15/23	518
336	OGX Austria GmbH, (Austria), 8.375%, 04/01/22 (e)	286
697	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	728
	Peabody Energy Corp.,
1,575	6.000%, 11/15/18 (e)	1,611
675	6.250%, 11/15/21 (e)	687
325	6.500%, 09/15/20	336
	Pemex Project Funding Master Trust,
78	5.750%, 03/01/18	90
97	6.625%, 06/15/35	121
354	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20 (e)	360
	Pertamina Persero PT, (Indonesia),
400	5.250%, 05/23/21 (e)	436
200	6.000%, 05/03/42 (e)	216
200	6.500%, 05/27/41 (e)	227
80	Petrobras International Finance Co. - Pifco, (Cayman Islands), 6.875%, 01/20/40	100
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	542
335	7.875%, 06/15/26	473
610	Petrohawk Energy Corp., 6.250%, 06/01/19	691
	Petroleos de Venezuela S.A., (Venezuela),
404	4.900%, 10/28/14	363
175	5.000%, 10/28/15	147
786	5.375%, 04/12/27	483

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
	Petroleos Mexicanos, (Mexico),
370	4.875%, 01/24/22 (e)	414
495	5.500%, 01/21/21	577
210	5.500%, 06/27/44 (e)	228
MXN 1,840	7.650%, 11/24/21 (e)	149
125	Petronas Capital Ltd., (Malaysia), Reg. S., 5.250%, 08/12/19	147
	Pioneer Natural Resources Co.,
150	6.650%, 03/15/17	178
1,075	7.500%, 01/15/20	1,344
	QEP Resources, Inc.,
475	5.375%, 10/01/22	487
1,315	6.875%, 03/01/21	1,486
	Range Resources Corp.,
456	5.000%, 08/15/22	475
200	5.750%, 06/01/21	213
45	6.750%, 08/01/20	49
25	7.250%, 05/01/18	26
770	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	824
740	Samson Investment Co., 9.750%, 02/15/20 (e)	762
	Shell International Finance B.V., (Netherlands),
425	1.125%, 08/21/17	427
1,030	1.875%, 03/25/13	1,039
679	3.100%, 06/28/15	726
500	4.300%, 09/22/19	585
200	Sinopec Group Overseas Development 2012 Ltd., (United Kingdom), 4.875%, 05/17/42 (e)	222
	SM Energy Co.,
350	6.500%, 11/15/21	366
315	6.500%, 01/01/23 (e)	328
1,790	6.625%, 02/15/19	1,871
375	Southern Star Central Corp., 6.750%, 03/01/16	382
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	196
	Statoil ASA, (Norway),
417	3.150%, 01/23/22	448
435	7.150%, 11/15/25	625
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	1,113
1,000	Swift Energy Co., 7.125%, 06/01/17	1,027
	Talisman Energy, Inc., (Canada),
1,000	5.500%, 05/15/42	1,099
120	7.750%, 06/01/19	151

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
400	6.375%, 08/01/22 (e)	418
400	6.875%, 02/01/21	430
295	7.875%, 10/15/18	322
NOK 3,000	Teekay LNG Partners LP, VAR, 7.470%, 05/03/17	525
640	Tosco Corp., 8.125%, 02/15/30	978
206	Total Capital International S.A., (France), 1.550%, 06/28/17	209
1,900	Total Capital S.A., (France), 2.300%, 03/15/16	1,993
282	Western Refining, Inc., 11.250%, 06/15/17 (e)	314
	WPX Energy, Inc.,
475	5.250%, 01/15/17	500
707	6.000%, 01/15/22	749

		80,221

	Total Energy	91,072

	Financials — 10.4%
	Capital Markets — 1.7%
	Bank of New York Mellon Corp. (The),
1,033	2.400%, 01/17/17	1,085
440	2.500%, 01/15/16	462
525	2.950%, 06/18/15	557
530	4.600%, 01/15/20	608
	BlackRock, Inc.,
696	3.375%, 06/01/22	736
978	5.000%, 12/10/19	1,137
1,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	1,090
750	Charles Schwab Corp. (The), 3.225%, 09/01/22 (e)	760
2,660	Credit Suisse, (Switzerland), 5.500%, 05/01/14	2,838
	Deutsche Bank AG, (Germany),
1,475	3.250%, 01/11/16	1,540
375	3.875%, 08/18/14	394
1,000	FMR LLC, 4.750%, 03/01/13 (e)	1,018
	Goldman Sachs Group, Inc. (The),
1,276	3.300%, 05/03/15	1,317
920	3.625%, 02/07/16	954
326	3.700%, 08/01/15	342
2,780	5.150%, 01/15/14	2,913
1,191	5.250%, 07/27/21	1,266

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Capital Markets — Continued
819	5.375%, 03/15/20	883
450	5.750%, 10/01/16	503
2,100	5.950%, 01/18/18	2,362
102	6.000%, 06/15/20	114
115	6.250%, 09/01/17	132
965	6.750%, 10/01/37	1,005
205	7.500%, 02/15/19	246
	Jefferies Group, Inc.,
950	6.250%, 01/15/36	936
140	6.450%, 06/08/27	143
880	8.500%, 07/15/19	1,005
	Lehman Brothers Holdings, Inc.,
235	3.600%, 12/30/16 (d)	58
1,000	5.750%, 05/17/13 (d)	246
295	8.500%, 08/01/15 (d)	73
	Macquarie Group Ltd., (Australia),
639	6.250%, 01/14/21 (e)	661
2,125	7.300%, 08/01/14 (e)	2,294
	Merrill Lynch & Co., Inc.,
500	6.400%, 08/28/17	568
1,710	6.875%, 04/25/18	1,995
	Morgan Stanley,
198	4.000%, 07/24/15	202
505	4.200%, 11/20/14	518
1,690	5.300%, 03/01/13	1,724
243	5.500%, 07/24/20	250
2,450	5.500%, 07/28/21	2,512
310	5.625%, 09/23/19	321
920	5.750%, 01/25/21	950
150	6.000%, 05/13/14	158
1,315	6.000%, 04/28/15	1,401
320	6.250%, 08/28/17	347
1,250	6.625%, 04/01/18	1,380
	Nomura Holdings, Inc., (Japan),
200	5.000%, 03/04/15	211
407	6.700%, 03/04/20	467
740	Northern Trust Co. (The), 5.850%, 11/09/17	870
113	Northern Trust Corp., 5.500%, 08/15/13	118
200	State Street Corp., 4.300%, 05/30/14	212
	UBS AG, (Switzerland),
305	2.250%, 08/12/13	308
650	3.875%, 01/15/15	685
900	5.750%, 04/25/18	1,041
450	5.875%, 12/20/17	524

		46,440

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Commercial Banks — 3.2%
705	ANZ National (International) Ltd., (New Zealand), 3.125%, 08/10/15 (e)	736
544	Australia & New Zealand Banking Group Ltd., (Australia), 2.400%, 11/23/16 (e)	568
190	Banco del Estado de Chile, (Chile), Reg. S., 4.125%, 10/07/20	207
	Bank of America Corp.,
1,540	5.000%, 05/13/21	1,655
1,775	5.625%, 07/01/20	1,968
695	5.650%, 05/01/18	776
1,825	6.500%, 08/01/16	2,081
1,500	6.975%, 03/07/37	1,626
1,005	7.375%, 05/15/14	1,097
500	7.800%, 09/15/16	571
2,000	VAR, 8.000%, 01/30/18 (x)	2,153
200	Bank of Ceylon, (Sri Lanka), 6.875%, 05/03/17 (e)	208
1,037	Bank of Montreal, (Canada), 1.300%, 10/31/14 (e)	1,056
	Bank of Nova Scotia, (Canada),
1,082	1.650%, 10/29/15 (e)	1,117
614	3.400%, 01/22/15	649
679	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 3.850%, 01/22/15 (e)	723
	Barclays Bank plc, (United Kingdom),
200	2.250%, 05/10/17 (e)	206
1,615	2.500%, 01/23/13	1,626
1,280	5.125%, 01/08/20	1,382
980	6.050%, 12/04/17 (e)	1,039
305	6.750%, 05/22/19	357
	BB&T Corp.,
783	1.600%, 08/15/17	795
225	3.375%, 09/25/13	232
1,250	3.950%, 04/29/16	1,371
500	4.900%, 06/30/17	561
150	6.850%, 04/30/19	191
1,750	Branch Banking & Trust Co., 4.875%, 01/15/13	1,774
2,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	2,378
	CIT Group, Inc.,
1,004	5.000%, 05/15/17	1,047
125	5.250%, 03/15/18	130
503	5.375%, 05/15/20	524
155	6.625%, 04/01/18 (e)	168
1,382	7.000%, 05/02/17 (e)	1,384
1,045	Comerica Bank, 5.200%, 08/22/17	1,179

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Commercial Banks — Continued
185	Comerica, Inc., 3.000%, 09/16/15	194
400	Countrywide Capital III, 8.050%, 06/15/27	462
500	Fifth Third Bancorp, 5.450%, 01/15/17	556
	HSBC Bank plc, (United Kingdom),
728	1.625%, 07/07/14 (e)	733
927	4.125%, 08/12/20 (e)	998
650	4.750%, 01/19/21 (e)	732
395	HSBC Bank USA N.A., 6.000%, 08/09/17	451
	HSBC Holdings plc, (United Kingdom),
1,371	4.000%, 03/30/22	1,470
415	4.875%, 01/14/22	475
250	HSBC USA, Inc., 2.375%, 02/13/15	256
761	ING Bank N.V., (Netherlands), 3.750%, 03/07/17 (e)	789
725	KeyCorp, 6.500%, 05/14/13	754
995	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	1,039
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,479
	National Australia Bank Ltd., (Australia),
875	2.000%, 06/20/17 (e)	894
2,710	2.500%, 01/08/13 (e)	2,728
255	3.750%, 03/02/15 (e)	270
1,420	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	1,445
1,500	National City Bank, 4.625%, 05/01/13	1,537
500	NB Capital Trust II, 7.830%, 12/15/26	501
	Nordea Bank AB, (Sweden),
1,800	3.125%, 03/20/17 (e)	1,871
886	4.875%, 05/13/21 (e)	943
	PNC Funding Corp.,
1,115	3.000%, 05/19/14	1,158
1,057	4.375%, 08/11/20	1,206
625	5.250%, 11/15/15	696
625	5.625%, 02/01/17	718
	Rabobank Nederland N.V., (Netherlands),
2,150	3.200%, 03/11/15 (e)	2,240
1,045	4.500%, 01/11/21	1,151
605	Regions Bank, 7.500%, 05/15/18	705
1,200	Royal Bank of Canada, (Canada), 2.300%, 07/20/16	1,258
4,750	Royal Bank of Scotland N.V., (Netherlands), VAR, 1.168%, 03/09/15	4,247
300	Russian Agricultural Bank OJSC Via RSHB Capital S.A., (Luxembourg), Reg. S., 9.000%, 06/11/14	332

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Commercial Banks — Continued
	Standard Chartered plc, (United Kingdom),
225	5.500%, 11/18/14 (e)	243
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,603
	Toronto-Dominion Bank (The), (Canada),
570	1.500%, 03/13/17 (e)	584
2,500	2.200%, 07/29/15 (e)	2,616
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,559
500	UnionBanCal Corp., 5.250%, 12/16/13	523
	Wachovia Bank N.A.,
750	6.000%, 11/15/17	898
750	6.600%, 01/15/38	1,021
1,995	Wachovia Capital Trust III, VAR, 5.570%, 10/05/12 (x)	1,970
	Wachovia Corp.,
760	5.500%, 05/01/13	785
1,555	5.750%, 02/01/18	1,866
515	SUB, 7.574%, 08/01/26	698
	Wells Fargo & Co.,
1,665	5.625%, 12/11/17	1,994
1,025	SUB, 3.676%, 06/15/16	1,115
	Westpac Banking Corp., (Australia),
670	4.200%, 02/27/15	719
942	4.875%, 11/19/19	1,063

		89,080

	Consumer Finance — 1.3%
	Ally Financial, Inc.,
1,500	6.250%, 12/01/17	1,621
2,025	8.000%, 11/01/31	2,394
475	American Express Co., 7.250%, 05/20/14	526
	American Express Credit Corp.,
1,300	1.750%, 06/12/15	1,330
405	2.375%, 03/24/17	426
861	2.800%, 09/19/16	917
1,115	5.125%, 08/25/14	1,211
1,110	5.875%, 05/02/13	1,148
1,100	7.300%, 08/20/13	1,170
	American Honda Finance Corp.,
200	2.125%, 02/28/17 (e)	206
375	2.375%, 03/18/13 (e)	379
810	4.625%, 04/02/13 (e)	830
835	7.625%, 10/01/18 (e)	1,073
	Capital One Financial Corp.,
485	6.750%, 09/15/17	593
1,190	7.375%, 05/23/14	1,314

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Consumer Finance — Continued
	Caterpillar Financial Services Corp.,
325	1.100%, 05/29/15	330
800	1.550%, 12/20/13	811
581	2.850%, 06/01/22	605
850	5.450%, 04/15/18	1,028
	Ford Motor Credit Co. LLC,
505	3.984%, 06/15/16 (e)	523
639	4.207%, 04/15/16 (e)	668
325	5.750%, 02/01/21	358
1,250	5.875%, 08/02/21	1,381
2,000	8.125%, 01/15/20	2,476
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	1,074
500	6.375%, 11/27/12	507
400	7.350%, 11/27/32	457
	John Deere Capital Corp.,
551	0.950%, 06/29/15	555
610	2.250%, 04/17/19	637
515	5.350%, 04/03/18	615
	PACCAR Financial Corp.,
700	1.550%, 09/29/14	712
555	1.600%, 03/15/17	566
143	Springleaf Finance Corp., 6.900%, 12/15/17	118
	Toyota Motor Credit Corp.,
7,230	2.000%, 09/15/16	7,533
670	3.200%, 06/17/15	716
662	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	668

		37,476

	Diversified Financial Services — 1.7%
2,465	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,286
	Block Financial LLC,
500	5.125%, 10/30/14	516
500	7.875%, 01/15/13	511
	Capmark Financial Group, Inc.,
15,277	0.000%, 05/10/10 (d)	267
187	VAR, 9.000%, 09/30/15	187
852	Cardtronics, Inc., 8.250%, 09/01/18	946
	Citigroup, Inc.,
1,300	2.250%, 08/07/15	1,311
1,117	4.587%, 12/15/15	1,202
385	4.750%, 05/19/15	413
291	5.375%, 08/09/20	325

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Diversified Financial Services — Continued
1,550	5.500%, 02/15/17	1,668
510	6.000%, 12/13/13	539
1,350	6.000%, 08/15/17	1,542
865	6.010%, 01/15/15	945
260	6.375%, 08/12/14	282
838	6.625%, 01/15/28	945
645	6.875%, 06/01/25	754
1,115	7.000%, 12/01/25	1,320
1,260	8.500%, 05/22/19	1,612
	CME Group, Inc.,
845	5.400%, 08/01/13	883
855	5.750%, 02/15/14	916
EUR 1,200	GE Capital European Funding, (Ireland), 5.250%, 05/18/15	1,670
	General Electric Capital Corp.,
JPY 100,000	2.215%, 11/20/20	1,355
4,671	2.300%, 04/27/17	4,822
294	5.300%, 02/11/21	338
1,115	5.625%, 05/01/18	1,321
3,370	5.875%, 01/14/38	4,091
130	5.900%, 05/13/14	142
1,100	6.750%, 03/15/32	1,428
145	6.875%, 01/10/39	198
2,205	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	2,327
1,400	ILFC E-Capital Trust I, VAR, 4.280%, 12/21/65 (e)	924
600	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	456
	International Lease Finance Corp.,
845	8.250%, 12/15/20	989
320	8.625%, 09/15/15	359
1,820	8.750%, 03/15/17	2,107
600	8.875%, 09/01/17	697
	National Rural Utilities Cooperative Finance Corp.,
385	4.750%, 03/01/14	408
170	10.375%, 11/01/18	250
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
625	5.625%, 03/15/20 (e)	661
625	5.875%, 03/15/22 (e)	664
2,450	SquareTwo Financial Corp., 11.625%, 04/01/17	2,132
505	Textron Financial Corp., 5.400%, 04/28/13	520

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Financial Services — Continued
100	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	116

		47,345

	Insurance — 1.7%
1,310	ACE INA Holdings, Inc., 5.600%, 05/15/15	1,466
	Aflac, Inc.,
199	2.650%, 02/15/17	209
78	4.000%, 02/15/22	84
558	6.450%, 08/15/40	691
190	Allstate Corp. (The), 7.450%, 05/16/19	249
1,132	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	1,169
	American International Group, Inc.,
435	5.600%, 10/18/16	489
2,850	VAR, 8.175%, 05/15/58	3,402
	Aon Corp.,
191	3.500%, 09/30/15	201
240	6.250%, 09/30/40	315
	Berkshire Hathaway Finance Corp.,
1,000	5.400%, 05/15/18	1,206
500	5.750%, 01/15/40	636
1,075	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (x)	997
315	Chubb Corp. (The), 5.750%, 05/15/18	390
642	CNA Financial Corp., 5.875%, 08/15/20	740
355	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	388
	EP Energy LLC/EP Energy Finance, Inc.,
255	6.875%, 05/01/19 (e)	273
853	9.375%, 05/01/20 (e)	928
164	EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22 (e)	164
1,896	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	2,133
2,000	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	2,055
1,950	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	2,007
	Liberty Mutual Group, Inc.,
375	6.500%, 05/01/42 (e)	407
1,535	7.800%, 03/15/37 (e)	1,625
2,201	VAR, 10.750%, 06/15/58 (e)	3,076
152	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	173
382	MassMutual Global Funding II, 2.300%, 09/28/15 (e)	398

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Insurance — Continued
2,550	Metlife of Connecticut Global Funding I, 5.125%, 08/15/14 (e)	2,761
160	MetLife, Inc., 6.750%, 06/01/16	191
	Metropolitan Life Global Funding I,
190	2.000%, 01/10/14 (e)	193
400	3.650%, 06/14/18 (e)	441
400	3.875%, 04/11/22 (e)	437
875	5.200%, 09/18/13 (e)	914
315	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	323
	Nationwide Mutual Insurance Co.,
1,465	7.875%, 04/01/33 (e)	1,716
1,000	9.375%, 08/15/39 (e)	1,361
	New York Life Global Funding,
800	0.750%, 07/24/15 (e)	801
250	3.000%, 05/04/15 (e)	265
1,680	4.650%, 05/09/13 (e)	1,728
303	New York Life Insurance Co., 6.750%, 11/15/39 (e)	423
	Pacific Life Global Funding,
400	5.000%, 05/15/17 (e)	429
770	5.150%, 04/15/13 (e)	791
1,000	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	1,360
800	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	861
175	Principal Financial Group, Inc., 8.875%, 05/15/19	232
300	Principal Life Global Funding I, 5.250%, 01/15/13 (e)	305
	Principal Life Income Funding Trusts,
1,165	5.300%, 12/14/12	1,180
1,025	5.300%, 04/24/13	1,056
205	Prudential Financial, Inc., 7.375%, 06/15/19	258
405	Travelers Cos., Inc. (The), 5.800%, 05/15/18	499
700	Travelers Property Casualty Corp., 7.750%, 04/15/26	995
960	XL Group plc, (Ireland), VAR, 6.500%, 04/15/17 (x)	875

		46,266

	Real Estate Investment Trusts (REITs) — 0.7%
405	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	442
655	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	610

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Real Estate Investment Trusts (REITs) — Continued
	CommonWealth REIT,
1,865	5.875%, 09/15/20	1,964
375	6.250%, 08/15/16	406
300	6.650%, 01/15/18	333
820	DDR Corp., 7.875%, 09/01/20	1,016
1,135	DuPont Fabros Technology LP, 8.500%, 12/15/17	1,254
2,300	First Industrial LP, 6.420%, 06/01/14	2,401
	HCP, Inc.,
222	3.750%, 02/01/19	231
500	5.375%, 02/01/21	573
3,000	Rouse Co. LLC (The), 5.375%, 11/26/13	3,045
	Simon Property Group LP,
340	5.625%, 08/15/14	368
492	5.650%, 02/01/20	592
915	6.100%, 05/01/16	1,053
675	6.125%, 05/30/18	818
310	6.750%, 05/15/14	335
415	6.750%, 02/01/40	568
1,341	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	1,608
	Weyerhaeuser Co.,
350	7.375%, 10/01/19	431
1,750	7.375%, 03/15/32	2,110

		20,158

	Real Estate Management & Development — 0.0% (g)
335	Kennedy-Wilson, Inc., 8.750%, 04/01/19	356

	Thrifts & Mortgage Finance — 0.1%
525	Countrywide Financial Corp., 6.250%, 05/15/16	564
674	DNB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	697
3,065	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	3,095

		4,356

	Total Financials	291,477

	Health Care — 1.7%
	Biotechnology — 0.1%
	Amgen, Inc.,
640	3.875%, 11/15/21	692
400	5.375%, 05/15/43	453
289	5.650%, 06/15/42	337
150	5.700%, 02/01/19	178
618	5.750%, 03/15/40	718

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Biotechnology — Continued
300	6.375%, 06/01/37	371
130	6.900%, 06/01/38	171

		2,920

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
250	4.000%, 03/01/14	263
550	4.625%, 03/15/15	604
	Becton Dickinson and Co.,
100	5.000%, 05/15/19	118
400	6.000%, 05/15/39	553
160	Hologic, Inc., 6.250%, 08/01/20 (e)	169

		1,707

	Health Care Providers & Services — 1.0%
224	Aetna, Inc., 4.500%, 05/15/42	227
955	CHS/Community Health Systems, Inc., 5.125%, 08/15/18	985
	DaVita, Inc.,
600	6.375%, 11/01/18	641
600	6.625%, 11/01/20	640
	Fresenius Medical Care U.S. Finance II, Inc.,
346	5.625%, 07/31/19 (e)	370
286	5.875%, 01/31/22 (e)	304
	Fresenius Medical Care U.S. Finance, Inc.,
500	5.750%, 02/15/21 (e)	527
1,250	6.500%, 09/15/18 (e)	1,401
1,000	6.875%, 07/15/17	1,140
	HCA, Inc.,
3,600	5.875%, 03/15/22	3,830
1,260	6.500%, 02/15/20	1,384
750	7.250%, 09/15/20	831
200	8.500%, 04/15/19	226
2,028	Health Management Associates, Inc., 6.125%, 04/15/16	2,190
	inVentiv Health, Inc.,
2,275	10.000%, 08/15/18 (e)	1,917
800	LifePoint Hospitals, Inc., 6.625%, 10/01/20	857
305	Medco Health Solutions, Inc., 2.750%, 09/15/15	319
1,250	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	1,255
3,600	Omnicare, Inc., 7.750%, 06/01/20	3,969
900	OnCure Holdings, Inc., 11.750%, 05/15/17	527
	Tenet Healthcare Corp.,
440	6.250%, 11/01/18	477

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Providers & Services — Continued
1,395	8.875%, 07/01/19	1,587
806	UnitedHealth Group, Inc., 3.375%, 11/15/21	861
577	WellPoint, Inc., 3.125%, 05/15/22	575

		27,040

	Pharmaceuticals — 0.6%
400	Abbott Laboratories, 6.150%, 11/30/37	571
504	AstraZeneca plc, (United Kingdom), 5.400%, 09/15/12	505
910	Elan Finance plc/Elan Finance Corp., (Ireland), 8.750%, 10/15/16	987
	Endo Health Solutions, Inc.,
450	7.000%, 07/15/19	486
600	7.250%, 01/15/22	652
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,324
1,000	Merck & Co., Inc., 6.550%, 09/15/37	1,506
	Mylan, Inc.,
1,125	7.625%, 07/15/17 (e)	1,249
899	7.875%, 07/15/20 (e)	1,016
	Novartis Capital Corp.,
435	4.125%, 02/10/14	457
335	4.400%, 04/24/20	396
250	Pfizer, Inc., 6.200%, 03/15/19	320
	Roche Holdings, Inc.,
635	5.000%, 03/01/14 (e)	676
1,220	6.000%, 03/01/19 (e)	1,542
950	Valeant Pharmaceuticals International, 6.500%, 07/15/16 (e)	1,002
	Wyeth,
2,350	5.500%, 02/01/14	2,518
555	5.500%, 02/15/16	644

		15,851

	Total Health Care	47,518

	Industrials — 3.4%
	Aerospace & Defense — 0.4%
400	Alliant Techsystems, Inc., 6.875%, 09/15/20	429
	BAE Systems Holdings, Inc.,
850	5.200%, 08/15/15 (e)	929
145	6.375%, 06/01/19 (e)	173
	BE Aerospace, Inc.,
786	5.250%, 04/01/22	820
725	6.875%, 10/01/20	802
	Esterline Technologies Corp.,
1,000	6.625%, 03/01/17	1,032

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Aerospace & Defense — Continued
250	7.000%, 08/01/20	277
952	Lockheed Martin Corp., 5.720%, 06/01/40	1,212
750	Moog, Inc., 6.250%, 01/15/15	759
643	Spirit Aerosystems, Inc., 6.750%, 12/15/20	699
	Triumph Group, Inc.,
232	8.000%, 11/15/17	253
575	8.625%, 07/15/18	644
	United Technologies Corp.,
2,471	4.500%, 06/01/42	2,808
735	6.125%, 02/01/19	925

		11,762

	Air Freight & Logistics — 0.0% (g)
235	United Parcel Service of America, Inc., SUB, 8.375%, 04/01/30	364

	Airlines — 0.3%
612	American Airlines, 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	649
1,921	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	1,950
619	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	650
337	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	362
1,040	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	1,095
610	Delta Air Lines 1991 Series K Pass-Through Trust, 10.000%, 12/05/14 (d) (e) (f) (i)	165
64	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	66
62	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	63
320	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	346
375	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	379
300	Delta Air Lines, 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	307
39	Delta Airlines, Inc., 9.500%, 09/15/14 (e)	41
1,170	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	1,246
1,267	UAL 2007-1 Pass-Through Trust, 7.336%, 07/02/19	1,241
182	UAL 2009-1 Pass-Through Trust, 10.400%, 11/01/16	210

		8,770

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Building Products — 0.2%
	Building Materials Corp. of America,
2,235	6.750%, 05/01/21 (e)	2,442
750	6.875%, 08/15/18 (e)	804
700	7.000%, 02/15/20 (e)	758
25	7.500%, 03/15/20 (e)	27
	Masco Corp.,
437	5.950%, 03/15/22	472
95	7.125%, 03/15/20	108

		4,611

	Commercial Services & Supplies — 0.6%
1,550	Cenveo Corp., 8.875%, 02/01/18	1,410
781	Clean Harbors, Inc., 5.250%, 08/01/20 (e)	802
280	Corrections Corp. of America, 6.750%, 01/31/14	281
1,730	Covanta Holding Corp., 6.375%, 10/01/22	1,892
	Deluxe Corp.,
1,000	7.000%, 03/15/19	1,051
1,075	7.375%, 06/01/15	1,091
	FTI Consulting, Inc.,
290	6.750%, 10/01/20	310
1,750	7.750%, 10/01/16	1,800
271	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	286
	Harland Clarke Holdings Corp.,
1,839	9.500%, 05/15/15	1,526
1,775	VAR, 6.000%, 05/15/15	1,336
1,673	Pitney Bowes, Inc., 5.250%, 01/15/37	1,688
	Power Sector Assets & Liabilities Management Corp., (Philippines),
130	7.250%, 05/27/19 (e)	165
100	7.390%, 12/02/24 (e)	136
	Quebecor World Capital Corp., (Canada),
1,145	6.125%, 11/15/13 (d)	11
1,160	6.500%, 08/01/27 (d)	12
265	9.750%, 01/15/15 (d)	3
	R.R. Donnelley & Sons Co.,
125	7.250%, 05/15/18	125
1,125	7.625%, 06/15/20	1,122
240	8.250%, 03/15/19	244
348	Republic Services, Inc., 3.550%, 06/01/22	366

		15,657

	Construction & Engineering — 0.3%
1,450	Dycom Investments, Inc., 7.125%, 01/15/21	1,581
360	Fluor Corp., 3.375%, 09/15/21	383

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Construction & Engineering — Continued
	New Enterprise Stone & Lime Co., Inc.,
1,500	11.000%, 09/01/18	1,046
650	PIK, 13.000%, 03/15/18 (e)	663
2,975	Tutor Perini Corp., 7.625%, 11/01/18	3,035
	UR Merger Sub Corp.,
215	5.750%, 07/15/18 (e)	227
650	9.250%, 12/15/19	731
100	10.875%, 06/15/16	112

		7,778

	Electrical Equipment — 0.0% (g)
	ABB Finance USA, Inc.,
75	1.625%, 05/08/17	76
303	2.875%, 05/08/22	314
326	4.375%, 05/08/42	368
295	Belden, Inc., 5.500%, 09/01/22 (e)	296
185	International Wire Group Holdings, Inc., 9.750%, 04/15/15 (e)	195

		1,249

	Industrial Conglomerates — 0.2%
2,470	3M Co., 1.000%, 06/26/17	2,489
459	Danaher Corp., 3.900%, 06/23/21	521
215	Koninklijke Philips Electronics N.V., (Netherlands), 7.200%, 06/01/26	284
	Siemens Financieringsmaatschappij N.V., (Netherlands),
1,830	5.750%, 10/17/16 (e)	2,145
300	6.125%, 08/17/26 (e)	390

		5,829

	Machinery — 0.6%
415	Actuant Corp., 5.625%, 06/15/22 (e)	426
2,725	AGCO Corp., 5.875%, 12/01/21	2,927
277	Altra Holdings, Inc., 8.125%, 12/01/16	297
500	Boart Longyear Management Pty Ltd., (Australia), 7.000%, 04/01/21 (e)	519
3,000	Briggs & Stratton Corp., 6.875%, 12/15/20	3,255
	Caterpillar, Inc.,
198	2.600%, 06/26/22	205
680	3.803%, 08/15/42 (e)	704
450	CNH Capital LLC, 6.250%, 11/01/16 (e)	488
550	Eaton Corp., 5.600%, 05/15/18	655
1,000	Griffon Corp., 7.125%, 04/01/18	1,049
2,104	Illinois Tool Works, Inc., 3.900%, 09/01/42	2,146
195	Ingersoll-Rand Co., 7.200%, 06/01/25	233
440	Parker Hannifin Corp., 6.250%, 05/15/38	622

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Machinery — Continued
	SPX Corp.,
1,500	6.875%, 09/01/17	1,665
250	7.625%, 12/15/14	277
320	Titan International, Inc., 7.875%, 10/01/17	335
750	Wabtec Corp., 6.875%, 07/31/13	776

		16,579

	Marine — 0.1%
1,700	Bluewater Holding B.V., (Netherlands), VAR, 3.455%, 07/17/14 (e)	1,505
74	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.625%, 11/01/17	69
522	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	532
995	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19	920
486	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	379

		3,405

	Road & Rail — 0.5%
1,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 03/15/18	1,110
582	Burlington Northern and Santa Fe Railway Co. 2000 Pass-Through Trust, 7.908%, 01/15/20	707
	Burlington Northern Santa Fe LLC,
510	4.375%, 09/01/42	537
220	5.650%, 05/01/17	262
1,150	6.700%, 08/01/28	1,458
927	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	1,337
	Canadian Pacific Railway Co., (Canada),
165	7.250%, 05/15/19	206
280	9.450%, 08/01/21	389
1,075	CSX Corp., 7.375%, 02/01/19	1,381
	ERAC USA Finance LLC,
250	6.375%, 10/15/17 (e)	299
800	6.700%, 06/01/34 (e)	965
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
571	6.125%, 06/15/21	639
375	6.625%, 12/15/20	423
200	Kazakhstan Temir Zholy Finance B.V., (Netherlands), 6.950%, 07/10/42 (e)	235
	Norfolk Southern Corp.,
462	2.903%, 02/15/23 (e)	472

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Road & Rail — Continued
1,415	3.250%, 12/01/21	1,493
595	6.000%, 05/23/11	732
576	Ryder System, Inc., 3.600%, 03/01/16	609
	Union Pacific Corp.,
341	4.163%, 07/15/22	387
283	4.300%, 06/15/42	303

		13,944

	Trading Companies & Distributors — 0.2%
1,113	Aircastle Ltd., (Bermuda), 9.750%, 08/01/18	1,277
290	HD Supply, Inc., 8.125%, 04/15/19 (e)	315
1,162	Rexel S.A., (France), 6.125%, 12/15/19 (e)	1,191
464	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.500%, 10/01/18 (e)	500

		3,283

	Transportation Services — 0.0% (g)
703	CEVA Group plc, (United Kingdom), 8.375%, 12/01/17 (e)	684
77	SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875%, 08/01/20 (e)	79

		763

	Total Industrials	93,994

	Information Technology — 1.7%
	Communications Equipment — 0.2%
1,850	Avaya, Inc., 10.875%, 11/01/15	1,609
540	Brightstar Corp., 9.500%, 12/01/16 (e)	567
	Cisco Systems, Inc.,
500	5.500%, 01/15/40	646
375	5.900%, 02/15/39	500
	Nokia OYJ, (Finland),
255	5.375%, 05/15/19	216
259	6.625%, 05/15/39	210

		3,748

	Computers & Peripherals — 0.3%
	Dell, Inc.,
981	3.100%, 04/01/16	1,043
1,000	7.100%, 04/15/28	1,232
	Hewlett-Packard Co.,
1,113	4.300%, 06/01/21	1,117
480	4.375%, 09/15/21	480
500	5.400%, 03/01/17	555
250	5.500%, 03/01/18	280
600	6.000%, 09/15/41	625

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Computers & Peripherals — Continued
	Seagate HDD Cayman, (Cayman Islands),
630	6.875%, 05/01/20	668
2,000	7.750%, 12/15/18	2,195
500	Sealed Air Corp., 7.875%, 06/15/17	539

		8,734

	Electronic Equipment, Instruments & Components — 0.2%
415	Anixter, Inc., 5.625%, 05/01/19	434
	Arrow Electronics, Inc.,
145	3.375%, 11/01/15	151
250	6.000%, 04/01/20	281
624	6.875%, 07/01/13	653
100	7.500%, 01/15/27	116
50	Intcomex, Inc., 13.250%, 12/15/14	51
955	Jabil Circuit, Inc., 4.700%, 09/15/22	960
750	Sanmina-SCI Corp., VAR, 3.218%, 06/15/14 (e)	742
333	Viasystems, Inc., 7.875%, 05/01/19 (e)	327

		3,715

	Internet Software & Services — 0.1%
750	eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)	682
991	eBay, Inc., 2.600%, 07/15/22	1,001
	Equinix, Inc.,
1,235	7.000%, 07/15/21	1,387
575	8.125%, 03/01/18	638

		3,708

	IT Services — 0.4%
	Fidelity National Information Services, Inc.,
583	5.000%, 03/15/22	607
391	7.625%, 07/15/17	430
	First Data Corp.,
400	6.750%, 11/01/20 (e)	397
600	8.875%, 08/15/20 (e)	654
180	12.625%, 01/15/21	182
900	HP Enterprise Services LLC, 6.000%, 08/01/13	941
875	iGATE Corp., 9.000%, 05/01/16	947
	International Business Machines Corp.,
214	1.250%, 02/06/17	217
744	1.950%, 07/22/16	777
720	4.000%, 06/20/42	795
770	5.875%, 11/29/32	1,067
650	7.000%, 10/30/25	946
3,860	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18	2,866

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	IT Services — Continued
627	SunGard Data Systems, Inc., 7.625%, 11/15/20	673

		11,499

	Semiconductors & Semiconductor Equipment — 0.3%
	Advanced Micro Devices, Inc.,
1,280	7.750%, 08/01/20	1,306
415	8.125%, 12/15/17	436
	Amkor Technology, Inc.,
150	6.625%, 06/01/21	151
1,830	7.375%, 05/01/18	1,908
1,239	Intel Corp., 3.300%, 10/01/21	1,347
	National Semiconductor Corp.,
575	3.950%, 04/15/15	622
475	6.600%, 06/15/17	593
96	NXP B.V./NXP Funding LLC, (Netherlands), VAR, 3.205%, 10/15/13	96
150	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	161
	Texas Instruments, Inc.,
462	1.650%, 08/03/19	462
1,400	2.375%, 05/16/16	1,481

		8,563

	Software — 0.2%
860	Audatex North America, Inc., 6.750%, 06/15/18 (e)	922
655	Intuit, Inc., 5.750%, 03/15/17	760
595	Microsoft Corp., 4.500%, 10/01/40	714
345	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	353
	Oracle Corp.,
1,000	5.250%, 01/15/16	1,151
241	5.375%, 07/15/40	309
1,030	6.500%, 04/15/38	1,469

		5,678

	Total Information Technology	45,645

	Materials — 2.7%
	Chemicals — 0.6%
310	Celanese US Holdings LLC, 6.625%, 10/15/18	342
	CF Industries, Inc.,
650	6.875%, 05/01/18	787
340	7.125%, 05/01/20	422
885	Chemtura Corp., 7.875%, 09/01/18	954
242	Dow Chemical Co. (The), 4.250%, 11/15/20	266

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chemicals — Continued
	E.I. du Pont de Nemours & Co.,
721	1.950%, 01/15/16	750
410	3.250%, 01/15/15	436
1,175	4.900%, 01/15/41	1,453
130	5.000%, 07/15/13	135
625	6.500%, 01/15/28	849
300	J.M. Huber Corp., 9.875%, 11/01/19 (e)	332
	LyondellBasell Industries N.V., (Netherlands),
830	5.000%, 04/15/19	880
410	5.750%, 04/15/24	464
850	6.000%, 11/15/21	969
	Mosaic Co. (The),
429	3.750%, 11/15/21	460
429	4.875%, 11/15/41	479
1,106	PolyOne Corp., 7.375%, 09/15/20	1,208
450	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	459
200	PPG Industries, Inc., 9.000%, 05/01/21	274
	Praxair, Inc.,
1,535	4.625%, 03/30/15	1,688
375	5.200%, 03/15/17	440
650	5.250%, 11/15/14	714
1,305	Union Carbide Corp., 7.750%, 10/01/96	1,507

		16,268

	Construction Materials — 0.4%
2,500	Cemex Espana Finance LLC, Series A, 8.910%, 02/14/14 (f) (i)	2,425
1,500	Cemex Espana Luxembourg, (Spain), 9.875%, 04/30/19 (e)	1,511
500	Cemex S.A.B. de C.V., (Mexico), 9.000%, 01/11/18 (e)	496
1,000	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	1,089
400	Lafarge S.A., (France), 7.125%, 07/15/36	406
	Vulcan Materials Co.,
535	6.500%, 12/01/16	575
1,050	7.000%, 06/15/18	1,145
2,110	7.500%, 06/15/21	2,347

		9,994

	Containers & Packaging — 0.5%
1,100	Ardagh Packaging Finance plc, (Ireland), 7.375%, 10/15/17 (e)	1,180
	Ball Corp.,
950	5.000%, 03/15/22	997
1,465	5.750%, 05/15/21	1,577

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Containers & Packaging — Continued
1,500	6.750%, 09/15/20	1,657
125	7.125%, 09/01/16	136
125	7.375%, 09/01/19	140
706	Constar International, Inc., 11.000%, 12/31/17 (f) (i)	706
20	Crown Americas LLC/Crown Americas Capital Corp. II, 7.625%, 05/15/17	22
725	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	801
675	Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16	769
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
1,000	6.875%, 02/15/21	1,083
1,975	7.125%, 04/15/19	2,128
700	7.750%, 10/15/16	731
2,500	7.875%, 08/15/19	2,781

		14,708

	Metals & Mining — 0.7%
375	AK Steel Corp., 7.625%, 05/15/20	332
450	APERAM, (Luxembourg), 7.750%, 04/01/18 (e)	373
425	ArcelorMittal, (Luxembourg), 6.250%, 02/25/22	413
	BHP Billiton Finance USA Ltd., (Australia),
163	1.000%, 02/24/15	165
235	1.625%, 02/24/17	240
570	4.800%, 04/15/13	585
575	5.400%, 03/29/17	674
1,110	5.500%, 04/01/14	1,196
120	6.500%, 04/01/19	154
230	Corp. Nacional del Cobre de Chile, (Chile), Reg. S., 7.500%, 01/15/19	295
	FMG Resources August 2006 Pty Ltd., (Australia),
141	6.000%, 04/01/17 (e)	133
1,075	6.875%, 02/01/18 (e)	1,024
545	6.875%, 04/01/22 (e)	501
1,500	7.000%, 11/01/15 (e)	1,474
325	8.250%, 11/01/19 (e)	323
1,010	Freeport-McMoRan Copper & Gold, Inc., 2.150%, 03/01/17	1,019
1,218	Kaiser Aluminum Corp., 8.250%, 06/01/20 (e)	1,291
150	New Gold, Inc., (Canada), 7.000%, 04/15/20 (e)	158

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Metals & Mining — Continued
1,510	Nucor Corp., 6.400%, 12/01/37	2,114
660	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	779
	Rio Tinto Finance USA Ltd., (Australia),
538	3.500%, 11/02/20	568
1,121	3.750%, 09/20/21	1,202
500	9.000%, 05/01/19	686
270	Severstal Columbus LLC, 10.250%, 02/15/18	278
	Steel Dynamics, Inc.,
605	6.125%, 08/15/19 (e)	628
605	6.375%, 08/15/22 (e)	626
1,500	6.750%, 04/01/15	1,530
	United States Steel Corp.,
474	6.050%, 06/01/17	474
280	7.000%, 02/01/18	285
250	7.375%, 04/01/20	247
285	7.500%, 03/15/22	279
188	Wolverine Tube, Inc., 6.000%, 06/28/14 (f) (i)	179

		20,225

	Paper & Forest Products — 0.5%
	Abitibi-Consolidated Co. of Canada, (Canada),
14,926	6.000%, 06/20/13 (d)	37
1,999	7.750%, 06/15/11 (d)	5
7,648	8.375%, 04/01/15 (d)	19
	Abitibi-Consolidated, Inc., (Canada),
1,199	7.500%, 04/01/28 (d)	3
730	8.850%, 08/01/30 (d)	2
2,750	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	2,942
624	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20	690
340	Cascades, Inc., (Canada), 7.750%, 12/15/17	353
	Georgia-Pacific LLC,
1,000	5.400%, 11/01/20 (e)	1,175
1,200	7.750%, 11/15/29	1,590
1,154	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d) (f) (i)	23
5,650	NewPage Corp., 11.375%, 12/31/14 (d)	3,828
750	P.H. Glatfelter Co., 7.125%, 05/01/16	767
1,650	Potlatch Corp., 7.500%, 11/01/19	1,753
620	Resolute Forest Products, 10.250%, 10/15/18	710
	Sappi Papier Holding GmbH, (Austria),
300	6.625%, 04/15/21 (e)	278
250	7.750%, 07/15/17 (e)	261
	Smurfit-Stone Container Enterprises, Inc.,
1,640	8.000%, 03/15/17 (d) (f) (i)	33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Paper & Forest Products — Continued
2,656	8.375%, 07/01/12 (d) (f) (i)	53

		14,522

	Total Materials	75,717

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 1.3%
31	AT&T Corp., 8.000%, 11/15/31	48
	AT&T, Inc.,
1,030	5.350%, 09/01/40	1,236
220	5.600%, 05/15/18	270
465	5.800%, 02/15/19	576
1,500	6.300%, 01/15/38	1,955
890	Bellsouth Capital Funding Corp., 7.120%, 07/15/97	1,136
	BellSouth Corp.,
2,090	5.200%, 09/15/14	2,274
100	6.875%, 10/15/31	126
	BellSouth Telecommunications, Inc.,
330	6.300%, 12/15/15	347
330	7.000%, 12/01/95	414
	Deutsche Telekom International Finance B.V., (Netherlands),
100	6.750%, 08/20/18	124
1,000	8.750%, 06/15/30	1,474
	Frontier Communications Corp.,
785	7.125%, 03/15/19	828
1,333	7.125%, 01/15/23	1,356
1,165	8.125%, 10/01/18	1,296
215	8.500%, 04/15/20	240
15	8.750%, 04/15/22	17
2,150	9.250%, 07/01/21	2,451
	GTE Corp.,
800	6.840%, 04/15/18	993
590	6.940%, 04/15/28	780
2,750	Level 3 Communications, Inc., 11.875%, 02/01/19	3,066
763	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	771
	Qwest Communications International, Inc.,
500	7.125%, 04/01/18	532
90	8.000%, 10/01/15	94
	Telecom Italia Capital S.A., (Luxembourg),
562	5.250%, 11/15/13	576
190	7.721%, 06/04/38	177
	Telefonica Emisiones S.A.U., (Spain),
138	5.462%, 02/16/21	127

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — Continued
600	5.855%, 02/04/13	608
80	5.877%, 07/15/19	77
	Verizon Communications, Inc.,
585	6.900%, 04/15/38	829
75	7.350%, 04/01/39	112
	Verizon Global Funding Corp.,
920	7.750%, 12/01/30	1,361
290	7.750%, 06/15/32	424
2,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	2,703
500	Vivendi S.A., (France), 2.400%, 04/10/15 (e)	503
	Windstream Corp.,
955	7.500%, 06/01/22	974
1,170	7.750%, 10/15/20	1,228
2,213	7.750%, 10/01/21	2,324
10	7.875%, 11/01/17	11
525	8.125%, 08/01/13	554
125	8.125%, 09/01/18	133

		35,125

	Wireless Telecommunication Services — 0.8%
	America Movil S.A.B. de C.V., (Mexico),
732	2.375%, 09/08/16	760
1,266	3.125%, 07/16/22	1,298
450	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	484
144	Cricket Communications, Inc., 7.750%, 05/15/16	152
1,260	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	1,298
1,975	Inmarsat Finance plc, (United Kingdom), 7.375%, 12/01/17 (e)	2,148
75	MetroPCS Wireless, Inc., 7.875%, 09/01/18	81
1,427	Nextel Communications, Inc., 7.375%, 08/01/15	1,434
	NII Capital Corp.,
2,157	7.625%, 04/01/21	1,666
185	10.000%, 08/15/16	179
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	301
59	SBA Telecommunications, Inc., 5.750%, 07/15/20 (e)	62
800	Sprint Capital Corp., 8.750%, 03/15/32	808
	Sprint Nextel Corp.,
2,815	7.000%, 08/15/20	2,878
125	8.375%, 08/15/17	138
1,638	9.000%, 11/15/18 (e)	1,933

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
177	11.500%, 11/15/21	221
1,650	Vimpel Communications Via VIP Finance Ireland Ltd., OJSC, (Ireland), 7.748%, 02/02/21 (e)	1,700
250	VimpelCom Holdings B.V., (Netherlands), 6.255%, 03/01/17 (e)	254
	Vodafone Group plc, (United Kingdom),
1,160	1.625%, 03/20/17	1,182
870	5.000%, 09/15/15	975
	Wind Acquisition Finance S.A., (Luxembourg),
208	7.250%, 02/15/18 (e)	190
1,500	7.250%, 02/15/18 (e)	1,380
1,175	11.750%, 07/15/17 (e)	1,075
504	Wind Acquisition Holdings Finance S.A., (Luxembourg), PIK, 12.250%, 07/15/17 (e)	353

		22,950

	Total Telecommunication Services	58,075

	Utilities — 2.6%
	Electric Utilities — 1.4%
891	Alabama Power Co., 6.125%, 05/15/38	1,226
1,016	Baltimore Gas & Electric Co., 2.800%, 08/15/22	1,033
	Carolina Power & Light Co.,
607	2.800%, 05/15/22	630
305	4.100%, 05/15/42	324
90	5.300%, 01/15/19	109
500	6.300%, 04/01/38	701
925	Consumers Energy Co., 6.700%, 09/15/19	1,204
	Detroit Edison Co. (The),
340	3.900%, 06/01/21	386
381	3.950%, 06/15/42	411
	DPL, Inc.,
300	6.500%, 10/15/16 (e)	330
255	7.250%, 10/15/21 (e)	291
	Dubai Electricity & Water Authority, (United Arab Emirates),
200	8.500%, 04/22/15 (e)	224
	Duke Energy Carolinas LLC,
780	4.300%, 06/15/20	906
200	5.250%, 01/15/18	239
500	5.625%, 11/30/12	506
1,100	6.050%, 04/15/38	1,488
280	Duke Energy Indiana, Inc., 3.750%, 07/15/20	309
1,200	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	1,191

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Electric Utilities — Continued
115	Florida Power Corp., 5.650%, 06/15/18	140
	Georgia Power Co.,
562	5.250%, 12/15/15	644
140	5.950%, 02/01/39	186
	Hydro-Quebec, (Canada),
842	8.400%, 01/15/22	1,222
1,028	9.400%, 02/01/21	1,550
2,000	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	2,240
480	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	556
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,314
860	MidAmerican Energy Co., 5.300%, 03/15/18	1,028
	Nevada Power Co.,
446	5.375%, 09/15/40	552
600	7.125%, 03/15/19	776
	NextEra Energy Capital Holdings, Inc.,
275	5.350%, 06/15/13	285
265	7.875%, 12/15/15	318
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	340
	Northern States Power Co.,
173	5.350%, 11/01/39	226
765	6.250%, 06/01/36	1,092
	Pacific Gas & Electric Co.,
214	3.750%, 08/15/42	211
267	4.500%, 12/15/41	299
1,010	5.625%, 11/30/17	1,227
	PacifiCorp,
700	3.850%, 06/15/21	791
1,900	5.750%, 04/01/37	2,500
250	7.240%, 08/16/23	337
1,880	Peco Energy Co., 5.350%, 03/01/18	2,250
360	Potomac Electric Power Co., 6.500%, 11/15/37	519
929	PPL Electric Utilities Corp., 2.500%, 09/01/22	946
50	Progress Energy, Inc., 6.050%, 03/15/14	54
	Public Service Co. of Colorado,
198	3.200%, 11/15/20	218
35	6.500%, 08/01/38	52
1,050	Public Service Co. of New Mexico, 7.950%, 05/15/18	1,275
	Public Service Co. of Oklahoma,
88	5.150%, 12/01/19	102
1,100	6.625%, 11/15/37	1,417

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Electric Utilities — Continued
	Public Service Electric & Gas Co.,
350	2.700%, 05/01/15	368
155	5.300%, 05/01/18	187
416	5.375%, 11/01/39	546
	Southern California Edison Co.,
450	5.550%, 01/15/37	590
285	5.950%, 02/01/38	392
292	Southern Co. (The), 1.950%, 09/01/16	301
120	Union Electric Co., 8.450%, 03/15/39	206
	Virginia Electric and Power Co.,
235	6.350%, 11/30/37	338
670	8.875%, 11/15/38	1,162

		40,265

	Gas Utilities — 0.2%
369	Boston Gas Co., 4.487%, 02/15/42 (e)	416
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	776
325	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18	342
	TransCanada PipeLines Ltd., (Canada),
625	2.500%, 08/01/22	635
1,505	4.000%, 06/15/13	1,546
1,000	6.200%, 10/15/37	1,373

		5,088

	Independent Power Producers & Energy Traders — 0.7%
	AES Eastern Energy LP,
235	9.000%, 01/02/17 (d) (f) (i)	9
727	9.670%, 01/02/29 (d) (f) (i)	29
3,450	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	3,730
	Calpine Corp.,
1,341	7.500%, 02/15/21 (e)	1,488
1,659	7.875%, 01/15/23 (e)	1,875
	Dynegy Holdings LLC,
105	7.625%, 10/15/26 (d)	63
4,770	7.750%, 06/01/19 (d)	2,862
	Edison Mission Energy,
2,500	7.000%, 05/15/17	1,313
800	7.200%, 05/15/19	418
220	FPL Energy National Wind Portfolio LLC, 6.125%, 03/25/19 (e)	172
182	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	150
664	Homer City Funding LLC, 8.137%, 10/01/19	667

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Independent Power Producers & Energy Traders — Continued
1,167	Midwest Generation LLC, 8.560%, 01/02/16	1,027
2,750	NRG Energy, Inc., 7.625%, 01/15/18	2,943
318	Ormat Funding Corp., 8.250%, 12/30/20	296
1,121	PSEG Power LLC, 5.125%, 04/15/20	1,289
180	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.250%, 11/01/15	53

		18,384

	Multi-Utilities — 0.3%
300	Consolidated Edison Co. of New York, Inc., 5.500%, 12/01/39	394
	Dominion Resources, Inc.,
46	4.900%, 08/01/41	55
785	5.250%, 08/01/33	927
400	7.000%, 06/15/38	582
160	DTE Energy Co., 7.625%, 05/15/14	178
	Nisource Finance Corp.,
1,470	6.400%, 03/15/18	1,759
150	6.800%, 01/15/19	180
362	Puget Energy, Inc., 5.625%, 07/15/22 (e)	380
	San Diego Gas & Electric Co.,
249	4.500%, 08/15/40	295
685	6.000%, 06/01/26	918
500	6.000%, 06/01/39	714
	Sempra Energy,
255	6.150%, 06/15/18	314
75	6.500%, 06/01/16	89
220	8.900%, 11/15/13	241
589	9.800%, 02/15/19	830
73	Wisconsin Electric Power Co., 2.950%, 09/15/21	78
36	Xcel Energy, Inc., 4.800%, 09/15/41	42

		7,976

	Water Utilities — 0.0% (g)
925	American Water Capital Corp., 6.085%, 10/15/17	1,101

	Total Utilities	72,814

	Total Corporate Bonds (Cost $870,054)	935,409

Foreign Government Securities — 1.6%
200	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), 6.369%, 06/16/18 (e)	239
BRL 170	Brazil Notas do Tesouro Nacional Serie B, (Brazil), 13.000%, 08/15/20	207

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
BRL 440	Brazil Notas do Tesouro Nacional Serie F, (Brazil), 10.000%, 01/01/17	224
150	Citigroup Funding, Inc., CLN, 16.390%, 01/31/22 (linked to Nigeria Treasury Bond, 16.390%, 01/31/22; credit rating B+), (Nigeria), 16.390%, 01/31/22 (e) (f) (i)	150
220	Citigroup Funding, Inc., CLN, 13.300%, 10/02/13 (linked to Republic of Ghana, 13.300%, 10/02/13; credit rating BBB+), (Ghana), 13.300%, 10/02/13 (e) (f) (i)	146
130	Citigroup Funding, Inc., CLN, 14.990%, 03/13/13 (linked to Government of Ghana 3-Year Bond, 14.990%, 03/11/13; credit rating B), (Ghana)03/13/13 (e) (f) (i)	89
220	Eskom Holdings SOC Ltd., (South Africa), Reg. S., 5.750%, 01/26/21	249
	Federal Republic of Brazil, (Brazil),
48	8.000%, 01/15/18	57
340	8.250%, 01/20/34	562
BRL 350	8.500%, 01/05/24	194
380	11.000%, 08/17/40	486
299	12.250%, 03/06/30	607
200	Government of Bermuda, (Bermuda), 4.138%, 01/03/23 (e)	212
	Government of Dominican Republic, (Dominican Republic),
200	Reg. S., 7.500%, 05/06/21	226
141	Reg. S., 9.040%, 01/23/18	159
	Government of Ukraine, (Ukraine),
950	Reg. S., 6.580%, 11/21/16 (e)	873
6,000	Israel Government AID Bond, (Israel), Zero Coupon, 08/15/17	5,690
	Kingdom of Bahrain, (Bahrain),
160	5.500%, 03/31/20	162
200	6.125%, 07/05/22 (e)	206
249	Poland Government Bond, (Poland), 5.000%, 03/23/22	286
200	Province of Manitoba, (Canada), 2.125%, 04/22/13	202
655	Province of Nova Scotia, (Canada), 9.250%, 03/01/20	966
	Province of Ontario, (Canada),
1,000	0.950%, 05/26/15	1,011
780	2.700%, 06/16/15	826
1,635	2.950%, 02/05/15	1,730
300	Province of Quebec, (Canada), 6.350%, 01/30/26	409
AUD 1,400	Queensland Treasury Corp., (Australia), Series 18, 6.000%, 02/21/18	1,601

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Republic of Argentina, (Argentina),
50	SUB, 2.500%, 12/31/38	16
1,001	SUB, 2.500%, 12/31/38	328
108	8.280%, 12/31/33	74
598	8.750%, 06/02/17	553
420	Republic of Belarus, (Belarus), 8.750%, 08/03/15	411
	Republic of Colombia, (Colombia),
100	6.125%, 01/18/41	137
100	7.375%, 01/27/17	124
240	8.125%, 05/21/24	358
270	10.375%, 01/28/33	494
	Republic of Croatia, (Croatia),
200	6.375%, 03/24/21 (e)	209
390	Reg. S., 6.625%, 07/14/20	417
230	Reg. S., 6.750%, 11/05/19	248
200	Republic of Ecuador, (Ecuador), Reg. S., 9.375%, 12/15/15	205
	Republic of El Salvador, (El Salvador),
130	Reg. S., 7.375%, 12/01/19	150
242	Reg. S., 7.650%, 06/15/35	271
190	Reg. S., 8.250%, 04/10/32	225
200	Republic of Georgia, (Georgia), Reg. S., 6.875%, 04/12/21	224
200	Republic of Guatemala, (Guatemala), 5.750%, 06/06/22 (e)	224
	Republic of Hungary, (Hungary),
481	6.250%, 01/29/20	510
190	6.375%, 03/29/21	201
478	7.625%, 03/29/41	525
240	Republic of Iceland, (Iceland), 5.875%, 05/11/22 (e)	254
	Republic of Indonesia, (Indonesia),
310	Reg. S., 5.875%, 03/13/20	365
200	Reg. S., 6.750%, 03/10/14	214
100	Reg. S., 7.750%, 01/17/38	146
180	Reg. S., 8.500%, 10/12/35	278
350	Reg. S., 11.625%, 03/04/19 (e)	527
750	Republic of Iraq, (Iraq), Reg. S., 5.800%, 01/15/28	679
420	Republic of Ivory Coast, (Ivory Coast), Reg. S., 3.813%, 12/31/32	340
	Republic of Lithuania, (Lithuania),
565	Reg. S., 5.125%, 09/14/17 (e)	616
140	6.125%, 03/09/21 (e)	161
220	6.625%, 02/01/22 (e)	262
160	Reg. S., 6.750%, 01/15/15	174

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

	Foreign Government Securities — Continued
	190	Republic of Pakistan, (Pakistan), Reg. S., 6.875%, 06/01/17	154
	220	Republic of Panama, (Panama), 9.375%, 04/01/29	377
		Republic of Peru, (Peru),
	114	5.625%, 11/18/50	147
PEN	589	6.950%, 08/12/31 (e)	270
	90	7.125%, 03/30/19	118
	480	7.350%, 07/21/25	697
	60	8.375%, 05/03/16	74
	218	8.750%, 11/21/33	376
	88	9.875%, 02/06/15	106
		Republic of Philippines, (Philippines),
	170	4.000%, 01/15/21	188
PHP	10,000	4.950%, 01/15/21	249
	400	6.500%, 01/20/20	506
	390	7.750%, 01/14/31	586
	100	9.500%, 02/02/30	170
	470	10.625%, 03/16/25	805
		Republic of Romania, (Romania),
	320	Reg. S., 6.750%, 02/07/22 (e)	346
	267	Republic of Serbia, (Serbia), Reg. S., SUB, 6.750%, 11/01/24	253
		Republic of South Africa, (South Africa),
	250	4.665%, 01/17/24	282
	230	5.500%, 03/09/20	273
	100	6.250%, 03/08/41	134
		Republic of Sri Lanka, (Sri Lanka),
	570	Reg. S., 6.250%, 10/04/20 (e)	599
		Republic of Turkey, (Turkey),
	200	6.000%, 01/14/41	235
	600	6.750%, 04/03/18	717
	115	6.875%, 03/17/36	147
	170	7.000%, 03/11/19	209
	170	7.000%, 06/05/20	212
	335	7.250%, 03/15/15	375
	317	7.250%, 03/05/38	429
	100	7.500%, 07/14/17	121
	50	8.000%, 02/14/34	72
TRY	670	10.500%, 01/15/20	414
	200	Republic of Ukraine, (Ukraine), Reg. S., 6.250%, 06/17/16	184
		Republic of Uruguay, (Uruguay),
UYU	584	5.409%, 06/26/37	44
UYU	3,000	6.261%, 04/05/27	244
	430	7.625%, 03/21/36	662

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Republic of Venezuela, (Venezuela),
	675	Reg. S., 5.750%, 02/26/16	605
	428	Reg. S., 6.000%, 12/09/20	316
	75	Reg. S., 7.750%, 10/13/19	63
	14	Reg. S., 9.000%, 05/07/23	12
	109	9.250%, 09/15/27	96
	135	Reg. S., 12.750%, 08/23/22	141
	340	Republic of Vietnam, (Vietnam), Reg. S., 6.750%, 01/29/20	371
		Russian Federation, (Russia),
	600	5.625%, 04/04/42 (e)	707
	1,337	Reg. S., SUB, 7.500%, 03/31/30	1,670
	130	Reg. S, 12.750%, 06/24/28	248
AUD	1,400	South Australian Government Financing Authority, (Australia), Series 15, 5.750%, 04/20/15	1,536
	200	Standard Chartered Bank, CLN, 8.250%, 06/17/32 (linked to Indonesia Government Bond, 8.250%, 06/17/32; credit rating BB+) (e) (f) (i)	187
		United Mexican States, (Mexico),
	510	5.625%, 01/15/17	597
	528	5.750%, 10/12/10	635
	188	5.950%, 03/19/19	232
	160	6.050%, 01/11/40	213
MXN	1,600	7.750%, 12/14/17	136

		Total Foreign Government Securities (Cost $43,407)	46,229

	Mortgage Pass-Through Securities — 7.9%
		Federal Home Loan Mortgage Corp.,
	51	ARM, 2.375%, 08/01/36	55
	305	ARM, 2.435%, 10/01/36	327
	101	ARM, 2.646%, 05/01/37	108
	345	ARM, 3.159%, 03/01/36	370
	720	ARM, 3.442%, 03/01/36	781
	571	ARM, 5.316%, 10/01/37	610
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
	1,248	4.000%, 08/01/18 - 05/01/19	1,329
	644	4.500%, 10/01/18	682
	73	5.000%, 05/01/18	79
	6,105	5.500%, 01/01/21 - 12/01/24	6,669
	511	6.000%, 11/01/21	552
	232	6.500%, 07/01/14	243
	55	7.500%, 01/01/17	61
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
	9,735	4.000%, 01/01/32	10,516

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Mortgage Pass-Through Securities — Continued
4,621		6.000%, 02/01/28	5,093
1,149		6.500%, 11/01/22 - 03/01/26	1,287
403		7.000%, 01/01/27	464
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
318		4.000%, 09/01/33	342
2,537		4.500%, 05/01/41	2,738
36		6.000%, 02/01/29	40
939		6.500%, 01/01/24 - 11/01/36	1,078
966		7.000%, 09/01/24 - 10/01/36 (m)	1,137
114		7.500%, 10/01/19 - 02/01/27	130
128		8.000%, 08/01/27 - 03/01/30	156
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
2,137		7.500%, 01/01/32 - 12/01/36	2,543
478		10.000%, 10/01/30	568
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
5,824		3.500%, 06/01/42	6,233
1,496		4.000%, 06/01/42	1,645
82		7.000%, 12/01/14 - 03/01/16	86
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
3		7.500%, 02/01/17	3
4		12.000%, 08/01/15 - 07/01/19	4
—	(h)	13.000%, 06/01/14	—	(h)
		Federal National Mortgage Association,
137		ARM, 2.071%, 07/01/37	147
257		ARM, 2.419%, 07/01/37	268
199		ARM, 2.565%, 01/01/34	213
289		ARM, 2.720%, 05/01/35	306
105		ARM, 2.726%, 04/01/37	112
536		ARM, 2.827%, 04/01/37	575
378		ARM, 2.844%, 03/01/37	406
24		ARM, 3.000%, 10/01/33	24
758		ARM, 5.625%, 01/01/23	831
482		ARM, 6.000%, 02/01/37	521
		Federal National Mortgage Association, 15 Year, Single Family,
3,972		3.500%, 09/01/18 - 07/01/19	4,220
2,328		4.000%, 07/01/18 - 12/01/18	2,510
307		4.500%, 07/01/18	339
3,099		5.000%, 05/01/18 - 07/01/25	3,395
778		5.500%, 08/01/17 - 07/01/20	848
1,473		6.000%, 01/01/14 - 08/01/22	1,590
15		6.500%, 05/01/13	16

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

—	(h)	7.000%, 03/01/15	—	(h)
9		8.000%, 01/01/16	9
		Federal National Mortgage Association, 20 Year, Single Family,
1,527		3.500%, 12/01/30	1,630
1,604		6.000%, 04/01/24 - 08/01/27	1,774
655		6.500%, 11/01/18	738
247		Federal National Mortgage Association, 30 Year, FHA/VA, 5.500%, 08/01/34	273
		Federal National Mortgage Association, 30 Year, Single Family,
1,981		5.000%, 08/01/40	2,174
1,618		5.500%, 12/01/28 - 09/01/34	1,790
2,300		6.000%, 03/01/34 - 08/01/37	2,587
2,727		6.500%, 04/01/28 - 10/01/38	3,126
1,599		7.000%, 03/01/28 - 04/01/37	1,885
588		7.500%, 09/01/25 - 11/01/38	683
5,773		8.000%, 08/01/22 - 12/01/36	7,137
57		8.500%, 10/01/25 - 12/01/25	68
4		9.000%, 01/01/19 - 04/01/25	5
10		12.500%, 01/01/16	11
		Federal National Mortgage Association, Other,
5,060		1.446%, 07/01/17	5,135
5,000		2.004%, 07/01/19	5,100
1,860		2.211%, 04/01/19	1,935
1,856		2.490%, 10/01/17	1,967
1,530		2.841%, 03/01/22	1,589
1,750		3.482%, 11/01/20	1,925
1,680		3.492%, 01/01/18	1,845
64,290		3.500%, 05/01/32 - 08/01/32	68,839
1,575		3.590%, 10/01/20	1,753
1,501		3.730%, 06/01/18	1,697
1,000		3.770%, 09/01/21	1,129
1,639		3.782%, 12/01/21	1,834
1,628		3.810%, 01/01/19	1,808
1,275		4.195%, 07/01/21	1,460
2,128		4.319%, 12/01/19	2,429
3,000		4.399%, 02/01/20	3,463
1,073		4.500%, 01/01/20	1,159
2,434		4.515%, 02/01/20	2,812
1,968		4.794%, 01/01/21	2,305
1,040		5.000%, 12/01/32 - 08/01/33	1,119
645		5.500%, 09/01/17	694
378		6.500%, 04/01/36 - 07/01/36	425
		Government National Mortgage Association II, 30 Year, Single Family,
8,301		6.000%, 11/20/32 - 09/20/38	9,426

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	125

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Mortgage Pass-Through Securities — Continued
2,424	6.500%, 02/20/29 - 10/20/39	2,783
5,094	7.000%, 06/20/32 - 01/20/39	5,939
526	7.500%, 08/20/25 - 05/20/32	641
995	8.000%, 08/20/26 - 09/20/31	1,231
841	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	936
	Government National Mortgage Association, 30 Year, Single Family,
367	6.500%, 02/15/28 - 10/15/29	427
115	7.000%, 02/15/24 - 11/15/27	135
118	7.250%, 07/15/21 - 01/15/28	139
68	7.500%, 10/15/22 - 02/15/27	75
6	7.750%, 02/15/27	6
3	8.500%, 11/15/25	4
98	9.000%, 04/15/16 - 01/15/25	106
4	10.000%, 11/15/20	4
1	13.000%, 01/15/15	2

	Total Mortgage Pass-Through Securities (Cost $213,777)	220,416

Municipal Bonds — 0.6% (t)
	California — 0.1%
1,000	Los Angeles Department of Airports, Taxable Build America Bonds, Rev., 6.582%, 05/15/39	1,292
774	University of California, Rev., 4.858%, 05/15/12	815

		2,107

	Illinois — 0.1%
780	Railsplitter Tobacco Settlement Authority, Rev., 5.250%, 06/01/21	916
1,960	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	1,899

		2,815

	New York — 0.2%
900	New York City Municipal Water Finance Authority, Second General Resolution, Rev., 5.375%, 06/15/43	1,055
	New York State Dormitory Authority, State Personal Taxable General Purpose, Build America Bonds,
560	Series H, Rev., 5.289%, 03/15/33	674
1,165	Series H, Rev., 5.389%, 03/15/40	1,475
1,450	Port Authority of New York & New Jersey, Construction 164, Rev., 5.647%, 11/01/40	1,851

		5,055

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ohio — 0.1%
1,040	American Municipal Power, Inc., Build America Bonds, Series B, Rev., 7.499%, 02/15/50	1,438
1,563	Ohio State University (The), Series A, Rev., 4.800%, 06/01/11	1,778

		3,216

	Oklahoma — 0.1%
900	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.375%, 07/01/40	1,077

	Washington — 0.0% (g)
900	City of Seattle, Light & Power Improvement, Series A, Rev., 5.250%, 02/01/33	1,060

	Total Municipal Bonds (Cost $12,936)	15,330

Supranational — 0.2%
1,000	African Development Bank, 8.800%, 09/01/19	1,345
1,260	Corp. Andina de Fomento, 3.750%, 01/15/16	1,319
330	Eurasian Development Bank, Reg. S., 7.375%, 09/29/14	360
NZD 1,500	International Finance Corp., (IFD), 3.500%, 09/05/17	1,209

	Total Supranational (Cost $4,175)	4,233

U.S. Government Agency Securities — 1.3%
1,500	Federal Home Loan Bank, 1.750%, 12/14/12	1,506
	Federal Home Loan Mortgage Corp.,
915	1.350%, 04/29/14	931
635	5.250%, 04/18/16	744
385	6.750%, 09/15/29	595
	Federal National Mortgage Association,
7,360	Zero Coupon, 06/01/17	7,024
825	ARM, 5.000%, 05/11/17	992
1,500	5.625%, 07/15/37	2,187
1,000	8.200%, 03/10/16	1,266
1,000	Federal National Mortgage Association STRIPS, 11/15/21	818
	Financing Corp. Fico,
3,100	Zero Coupon, 11/30/17	2,901
1,000	Zero Coupon, 05/11/18	925
1,285	Zero Coupon, 04/05/19	1,162
1,500	Zero Coupon, 09/26/19	1,338
388	New Valley Generation II, 5.572%, 05/01/20	451
633	New Valley Generation III, 4.929%, 01/15/21	726
6,470	Residual Funding Corp. STRIPS, Zero Coupon, 07/15/20	5,725

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Government Agency Securities — Continued
	Tennessee Valley Authority,
902	4.625%, 09/15/60	1,126
2,103	5.250%, 09/15/39	2,793
1,610	5.880%, 04/01/36	2,291
500	Tennessee Valley Authority STRIPS, 11/01/25	342

	Total U.S. Government Agency Securities (Cost $32,265)	35,843

U.S. Treasury Obligations — 17.2%
	U.S. Treasury Bonds,
85	3.500%, 02/15/39	100
555	4.375%, 02/15/38	749
8,400	4.500%, 02/15/36	11,462
3,890	4.500%, 05/15/38	5,350
5,000	5.000%, 05/15/37	7,330
2,500	5.250%, 02/15/29	3,564
1,000	5.500%, 08/15/28	1,454
2,340	6.000%, 02/15/26	3,465
5,000	6.250%, 08/15/23	7,315
4,250	6.375%, 08/15/27	6,613
7,600	7.125%, 02/15/23	11,689
7,200	7.250%, 08/15/22	11,056
17,000	7.500%, 11/15/16 (m)	21,956
4,800	7.500%, 11/15/24	7,818
2,625	7.875%, 02/15/21	4,028
13,600	8.125%, 05/15/21 (m)	21,283
10,000	8.125%, 08/15/21 (m)	15,760
5,000	8.500%, 02/15/20	7,679
6,000	8.750%, 08/15/20	9,481
22,210	8.875%, 08/15/17 (m)	31,176
1,000	U.S. Treasury Inflation Indexed Bond, 3.625%, 04/15/28	2,236
	U.S. Treasury Inflation Indexed Notes,
9,500	0.625%, 04/15/13	10,411
4,900	1.250%, 04/15/14	5,519
9,000	2.000%, 01/15/14	11,667
	U.S. Treasury Notes,
40	0.750%, 03/31/13 (k)	40
24,750	0.875%, 07/31/19	24,559
4,750	1.125%, 05/31/19	4,802
6,750	1.250%, 04/30/19	6,885
4,000	1.375%, 09/15/12	4,002
6,625	1.375%, 10/15/12 (m)	6,635
5,275	1.375%, 11/15/12	5,288
2,665	1.375%, 11/30/18	2,749
100	2.000%, 04/30/16	106
225	2.250%, 05/31/14	233

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

335	2.250%, 01/31/15	351
11,000	2.250%, 11/30/17	11,904
2,780	2.625%, 02/29/16	2,999
130	2.625%, 04/30/16	140
12,940	2.750%, 05/31/17 (m)	14,266
7,115	2.875%, 03/31/18	7,955
1,000	3.125%, 10/31/16	1,110
2,000	3.125%, 01/31/17	2,228
10,654	3.125%, 05/15/19	12,179
2,250	3.250%, 03/31/17	2,526
8,000	4.250%, 11/15/17	9,471
7,860	4.750%, 08/15/17	9,450
	U.S. Treasury STRIPS,
308	05/15/14	307
2,000	11/15/14	1,989
2,425	11/15/15	2,396
6,980	05/15/16	6,873
6,916	02/15/17	6,743
12,239	08/15/17	11,839
19,170	11/15/17 (m)	18,475
6,000	02/15/18	5,753
1,606	08/15/18	1,526
185	08/15/19	172
9,201	05/15/20	8,369
3,390	11/15/20	3,040
1,795	02/15/21	1,595
15,000	05/15/21	13,216
22,000	11/15/21 (m)	19,087
5,000	08/15/22	4,227
5,000	11/15/22	4,188
4,000	08/15/24	3,138
5,000	11/15/24	3,885
2,900	02/15/25	2,232
6,315	02/15/27	4,508
8,000	11/15/27	5,558
2,615	02/15/28	1,802

	Total U.S. Treasury Obligations (Cost $429,682)	479,957

SHARES
Common Stocks — 0.4%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
73	General Motors Co. (a)	1,566
18	Motors Liquidation Co. GUC Trust (a)	264

		1,830

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	127

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
		Hotels, Restaurants & Leisure — 0.0% (g)
500		Real Mex Restaurants, Inc., Class B, ADR (a) (f) (i)	29

		Leisure Equipment & Products — 0.0% (g)
31		New True Temper Holdings Corp., Inc. (a) (f) (i)	20

		Specialty Retail — 0.0% (g)
44		Neebo, Inc. (a) (f) (i)	153

		Total Consumer Discretionary	2,032

		Consumer Staples — 0.0%
		Food Products — 0.0%
40		Eurofresh, Inc., ADR (a) (f) (i)	—

		Financials — 0.2%
		Diversified Financial Services — 0.2%
208		Capmark Financial Group, Inc. (a)	5,295

		Industrials — 0.0% (g)
		Marine — 0.0% (g)
1		General Maritime Corp. (a) (f) (i)	16

		Information Technology — 0.0% (g)
		Semiconductors & Semiconductor Equipment — 0.0% (g)
11		Magnachip Semiconductor Corp., (Luxembourg) (a)	147

		Materials — 0.1%
		Construction Materials — 0.0% (g)
264		U.S. Concrete, Inc. (a)	1,668

		Containers & Packaging — 0.0% (g)
9		Constar International, Inc., ADR (a) (f) (i)	7

		Metals & Mining — 0.0% (g)
8		Wolverine Tube, Inc., ADR (a) (f) (i)	150

		Paper & Forest Products — 0.1%
137		Resolute Forest Products, (Canada) (a)	1,717

		Total Materials	3,542

		Telecommunication Services — 0.0% (g)
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp. (a)	—	(h)

		Utilities – 0.0% (g)
		Independent Power Producers & Energy Traders – 0.0% (g)
7		Somerset Cayuga Holding Co., Inc. (a)	106

		Total Common Stocks (Cost $12,985)	11,138

Preferred Stocks — 0.4%
		Consumer Discretionary — 0.2%
		Automobiles — 0.0% (g)
35		General Motors Co., 4.750%, 12/01/13	1,250

SHARES		SECURITY DESCRIPTION	VALUE

		Diversified Consumer Services — 0.1%
34		Carriage Services Capital Trust, 7.000%, 06/01/29	1,493

		Household Durables — 0.1%
124		M/I Homes, Inc., 9.750%, 10/18/12 ($25.00 par value)@ (a)	2,271

		Total Consumer Discretionary	5,014

		Consumer Staples — 0.0%
		Food Products — 0.0%
—	(h)	Eurofresh, Inc., ADR, PIK, 15.000% 11/18/16# (f) (i)	—

		Financials — 0.2%
		Commercial Banks — 0.1%
8		CoBank ACB, 7.000%, 10/01/12 ($50.00 par value)@ (e)	409
10		CoBank ACB, Series C, 11.000%, 07/01/13 ($50.00 par value)@ (e)	537
15		CoBank ACB, Series D, 11.000%, 10/01/14 ($50.00 par value)@	833

			1,779

		Consumer Finance — 0.1%
4		Ally Financial, Inc., 7.000%, 10/04/12 (e)@	3,621

		Diversified Financial Services — 0.0% (g)
14		Citigroup Capital XIII, VAR, 7.875%, 10/30/40	397

		Insurance — 0.0% (g)
11		Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 (a)	310

		Total Financials	6,107

		Materials — 0.0% (g)
		Containers & Packaging — 0.0% (g)
1		Constar International, Inc., 11.000% (a) (f) (i)	195

		Total Preferred Stocks (Cost $11,629)	11,316

PRINCIPAL AMOUNT
Loan Participations & Assignments — 1.7%
		Consumer Discretionary — 0.9%
		Automobiles — 0.1%
3,519		Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	3,578

		Broadcasting & Cable TV — 0.0% (g)
200		Kabel Deutschland, Facility F Loan, VAR, 4.250%, 02/01/19	200
72		Yankee Cable, Term Loan B, VAR, 5.250%, 08/26/16	72

			272

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	Gaming — 0.2%
2,100	Caesars Entertainment Operating Co., Inc, Term B-2 Loan, VAR, 3.236%, 01/28/15	1,991
1,100	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.486%, 01/28/18 ^	967
1,242	CCM Merger, Inc., Term Loan, VAR, 6.000%, 03/01/17	1,229
1,400	Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	1,404

		5,591

	Hotels, Restaurants & Leisure — 0.1%
517	Burger King Corp., Term Loan B, VAR, 4.500%, 10/19/16	518
264	Landry’s, Inc., Term Loan, VAR, 6.500%, 04/24/18	266
	MTL Publishing LLC, Term B Loan,
57	VAR, 5.500%, 06/29/18	58
218	VAR, 5.500%, 06/29/18	219
325	Wendy’s International, Term Loan, VAR, 4.750%, 05/15/19	327

		1,388

	Media — 0.4%
439	Bresnan Communication, Term Loan B, VAR, 4.500%, 12/14/17	440
2,000	Cengage Learning Acquisitions, Extended Tranche B Term Loan, VAR, 0.068%, 07/05/17	1,751
2,345	Clear Channel Communications, Inc., Term Loan B, VAR, 3.881%, 01/29/16	1,816
357	High Plains Broadcasting Operating Co., LLC, Term Loan, VAR, 9.000%, 09/14/16	357
1,290	Newport Television, Term Loan, VAR, 9.000%, 09/14/16	1,291
1,750	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	1,759
	R.H. Donnelley, Inc., Exit Term Loan,
516	VAR, 9.000%, 10/24/14	297
428	VAR, 9.000%, 10/24/14	246
174	VAR, 9.000%, 10/24/14	100
864	Radio One, Term Loan, VAR, 7.500%, 03/31/16	864
1,008	TL Acquisitions, Inc., Term Loan, VAR, 2.490%, 07/03/14	928
171	Univision Communications, Inc., Existing First Lien Term Loan, VAR, 2.231%, 09/29/14	170
2,993	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (f) (i)	988

		11,007

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Specialty Retail — 0.1%
	Claire’s Stores, Initial Term Loan (A&R),
1,402	VAR, 2.981%, 05/29/14	1,376
604	VAR, 3.197%, 05/29/14	592
	Gymboree, Initial Term Loan (A&R),
619	VAR, 5.000%, 02/23/18	599
83	VAR, 5.000%, 02/23/18	80

		2,647

	Total Consumer Discretionary	24,483

	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
1,155	SUPERVALU, Inc., Term Loan, VAR, 08/03/18 ^	1,154

	Food Products — 0.0% (g)
	High Liner Foods, Inc., Term Loan,
235	VAR, 7.000%, 12/19/17	235
4	VAR, 7.000%, 12/19/17	4
425	Smart Balance, Term Loan, VAR, 7.000%, 07/02/18	428

		667

	Total Consumer Staples	1,821

	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
388	Arch Coal, Term Loan B, VAR, 5.750%, 05/16/18	387
1,550	Chesapeake Energy, Term Loan, VAR, 8.500%, 12/02/17	1,553
571	MEG Energy Corp., Term Loan B, VAR, 4.000%, 03/18/18	571
780	NGPL PipeCo LLC, Term Loan, VAR, 6.750%, 09/15/17	782
	Patriot Coal, DIP Term Loan,
11	VAR, 9.250%, 10/02/13	12
23	VAR, 9.250%, 10/02/13	23

	Total Energy	3,328

	Financials — 0.2%
	Capital Markets — 0.1%
1,906	Pinafore LLC/Pinafore, Inc., Term Loan B1, VAR, 4.250%, 09/29/16	1,911

	Insurance — 0.0% (g)
88	USI Holdings, Series C, New Term Loan, VAR, 7.000%, 05/05/14	88

	Real Estate Investment Trusts (REITs) — 0.0% (g)
	I-Star, Term Loan A-1,
468	VAR, 5.000%, 06/28/13	469

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	129

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	Real Estate Investment Trusts (REITs) — Continued
207	VAR, 5.000%, 06/28/13	207

		676

	Thrifts & Mortgage Finance — 0.1%
2,195	GMACM, Term A-1 Loan, VAR, 5.000%, 11/18/13	2,200

	Total Financials	4,875

	Health Care — 0.0% (g)
	Health Care Providers & Services — 0.0% (g)
173	inVentiv Health, Consolidated Term Loan, VAR, 6.500%, 08/04/16	161
	U.S. Renal Care, 1st Lien Term Loan,
199	VAR, 6.250%, 07/03/19	201
1	VAR, 7.250%, 07/03/19	—	(h)

		362

	Pharmaceuticals — 0.0% (g)
574	Aptalis Pharma, Inc., Term B-2 Loan, VAR, 5.500%, 02/10/17	572
	Aptalis Pharma, Inc., Term Loan,
346	VAR, 5.500%, 02/10/17	345
37	VAR, 5.500%, 02/10/17	37
	Catalent Pharma Solutions, Dollar Term-2 Loan,
115	VAR, 5.250%, 09/15/17	116
59	VAR, 5.250%, 09/15/17	59

		1,129

	Total Health Care	1,491

	Industrials — 0.1%
	Aerospace & Defense — 0.0% (g)
545	Ducommun, Inc., Term Loan, VAR, 5.500%, 06/28/17	545

	Commercial Services & Supplies — 0.1%
302	ACCO Brands, Term B Loan, VAR, 4.250%, 05/01/19	302
347	Baker Corp. International, Term Loan, VAR, 4.750%, 06/01/18	345
447	Cenveo Corp., Term Loan B, VAR, 6.625%, 12/21/16	447
445	Sourcehov LLC, 1st Lien Term B Loan, VAR, 6.625%, 04/28/17	426

		1,520

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Machinery — 0.0% (g)
347	Terex Corp., Term Loan, VAR, 5.500%, 04/28/17	349
350	WireCo World Group, Term Loan, VAR, 6.000%, 02/15/17	352

		701

	Total Industrials	2,766

	Information Technology — 0.1%
	Communications Equipment — 0.0% (g)
	Syniverse Holdings, Inc., Initial Term Loan,
399	VAR, 5.000%, 04/23/19	397
1	VAR, 5.000%, 04/23/19	1

		398

	Computers & Peripherals — 0.0% (g)
	Sealed Air, Term Loan B,
227	VAR, 4.750%, 10/03/18	229
263	VAR, 4.750%, 10/03/18	264

		493

	IT Services — 0.1%
	EVERTEC, Inc. Term Loan B1,
892	VAR, 5.500%, 09/30/16	888
28	VAR, 5.500%, 09/30/16	28
218	First Data Corp., Non-Extended B-1 3/12 Term, VAR, 2.987%, 09/24/14	215
207	First Data Corp., Non-Extended B-3 3/12 Term, VAR, 2.986%, 09/24/14	204

		1,335

	Total Information Technology	2,226

	Materials — 0.1%
	Chemicals — 0.1%
	AZ Chem U.S., Inc., Term Loan,
251	VAR, 7.250%, 12/22/17	253
30	VAR, 7.250%, 12/22/17	30
	Harko C.V., Term Loan B,
157	VAR, 5.750%, 08/02/17	158
116	VAR, 5.750%, 08/02/17	116
	Nexeo Solutions, Term Loan,
14	VAR, 5.000%, 09/08/17	14
13	VAR, 5.000%, 09/08/17	12
19	VAR, 5.000%, 09/08/17	18
	PL Propylene LLC, Term Loan,
274	VAR, 7.000%, 03/27/17	275
1	VAR, 7.000%, 03/27/17	1
1	VAR, 7.000%, 03/27/17	1

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Chemicals — Continued
	PolyOne, Term Loan B,
295	VAR, 5.000%, 12/20/17	296
4	VAR, 5.000%, 12/20/17	3

478	Trinseo, 1st Lien Term Loan, VAR, 8.000%, 08/02/17	445

		1,622

	Construction Materials — 0.0% (g)
324	Summit Materials LLC, Term Loan, VAR, 6.000%, 01/30/19	325

	Metals & Mining — 0.0% (g)
308	Noranda Aluminum, Term B Loan, VAR, 5.750%, 02/28/19	310

	Total Materials	2,257

	Utilities — 0.1%
	Independent Power Producers & Energy Traders — 0.1%
293	Texas Competitive Electric, Extended Term Loan, VAR, 4.938%, 10/10/17	199
1,824	Texas Competitive Electric, Extended-Term Loan, VAR, 4.741%, 10/10/17	1,236
	Texas Competitive Electric, Non-Extended Term Loan,
1,824	VAR, 3.741%, 10/10/14	1,335
293	VAR, 3.938%, 10/10/14	215

	Total Utilities	2,985

	Total Loan Participations & Assignments (Cost $48,724)	46,232

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

Warrants — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
	General Motors Co.,
67	expiring 7/10/16 (Strike Price $10.00) (a)	835
67	expiring 7/10/19 (Strike Price $18.33) (a)	504

		1,339

	Specialty Retail — 0.0%
13	Neebo, Inc., expiring 6/20/19 (Strike Price $1.00) (a) (f) (i)	—

	Total Consumer Discretionary	1,339

	Industrials — 0.0%
	Marine — 0.0%
1	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (f) (i)	—

	Total Warrants (Cost $2,389)	1,339

SHARES
Short-Term Investment — 5.5%
	Investment Company — 5.5%
153,998	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (Cost $153,998)	153,998

	Total Investments — 99.4% (Cost $2,607,413)	2,768,869
	Other Assets in Excess of Liabilities — 0.6%	16,892

	NET ASSETS — 100.0%	$2,785,761

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	10 Year U.S. Treasury Note	12/19/12	2,541	18
5	2 Year U.S. Treasury Note	12/31/12	1,103	1
	Short Futures Outstanding
(11)	30 Year U.S. Treasury Bond	12/19/12	(1,666)	(15)

				4

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	131

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,400,000	MXN	BNP Paribas	09/28/12	250	257	7
1,495,231	NZD	State Street Corp.	09/05/12	1,209	1,201	(8)
				1,459	1,458	(1)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,027,906	AUD	HSBC Bank, N.A.	11/09/12	3,153	3,109	44
10,000	EUR	BNP Paribas	09/28/12	12	12	— (h)
160,000	EUR	State Street Corp.	09/28/12	202	202	— (h)
1,342,899	EUR	Credit Suisse International	11/09/12	1,670	1,691	(21)
3,400,000	MXN	Credit Suisse International	09/28/12	246	257	(11)
3,061,000	NOK	Westpac Banking Corp.	09/26/12	524	528	(4)
				5,807	5,799	8

Credit Default Swaps—Buy Protection [1]

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Deutsche Bank AG, New York:
CDX.NA.HY.18-V2	5.000% quarterly	06/20/17	5.426%	25,000	171	(1,170)
CDX.NA.HY.18-V2	5.000% quarterly	06/20/17	5.426	25,000	171	(1,109)

					342	(2,279)

Credit Default Swaps—Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/12 [3]	NOTIONAL AMOUNT [4]	VALUE
Goldman Sachs Capital Management:
FSA Global Funding, Ltd., 6.110%, 06/29/15	1.950% quarterly	03/20/13	2.397%	1,000	1

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[4]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 40.7%
	Agency CMO — 40.7%
	Federal Home Loan Mortgage Corp. REMICS,
75	Series 1343, Class LA, 8.000%, 08/15/22	89
549	Series 1367, Class K, 5.500%, 09/15/22	605
104	Series 1591, Class E, 10.000%, 10/15/23	111
902	Series 1633, Class Z, 6.500%, 12/15/23	950
1,031	Series 1694, Class PK, 6.500%, 03/15/24	1,091
5,356	Series 1785, Class A, 6.000%, 10/15/23	5,382
287	Series 1999, Class PU, 7.000%, 10/15/27	334
466	Series 2031, Class PG, 7.000%, 02/15/28	546
1,403	Series 2035, Class PC, 6.950%, 03/15/28	1,636
1,133	Series 2064, Class PD, 6.500%, 06/15/28 (m)	1,141
951	Series 2095, Class PE, 6.000%, 11/15/28	1,069
370	Series 2152, Class BD, 6.500%, 05/15/29	403
2,109	Series 2162, Class TH, 6.000%, 06/15/29	2,365
143	Series 2345, Class PQ, 6.500%, 08/15/16	147
1,115	Series 2367, Class ME, 6.500%, 10/15/31	1,210
2,004	Series 2480, Class EJ, 6.000%, 08/15/32	2,255
4,723	Series 2562, Class PG, 5.000%, 01/15/18	5,066
1,634	Series 2571, Class PV, 5.500%, 01/15/14	1,658
3,173	Series 2611, Class QZ, 5.000%, 05/15/33	3,826
536	Series 2647, Class A, 3.250%, 04/15/32	557
2,309	Series 2651, Class VZ, 4.500%, 07/15/18	2,456
7,932	Series 2656, Class BG, 5.000%, 10/15/32	8,512
2,226	Series 2688, Class DG, 4.500%, 10/15/23	2,421
8,588	Series 2727, Class PE, 4.500%, 07/15/32	9,011
6,000	Series 2773, Class TB, 4.000%, 04/15/19	6,455
7,450	Series 2841, Class AT, 4.000%, 08/15/19	8,021
2,164	Series 2882, Class QD, 4.500%, 07/15/34	2,367
6,342	Series 2915, Class MU, 5.000%, 01/15/35	7,291
2,831	Series 2927, Class GA, 5.500%, 10/15/34	3,154
5,500	Series 2931, Class QD, 4.500%, 02/15/20	6,064
4,235	Series 2976, Class HP, 4.500%, 01/15/33	4,400
10,600	Series 3036, Class ND, 5.000%, 05/15/34 (m)	11,326
1,390	Series 3045, Class HN, 4.500%, 09/15/33	1,453
1,904	Series 3085, Class VS, HB, IF, 27.762%, 12/15/35	3,098
4,632	Series 3181, Class OP, PO, 07/15/36	4,207
4,500	Series 3188, Class GE, 6.000%, 07/15/26	5,063
26,209	Series 3325, Class JL, 5.500%, 06/15/37	28,490
6,000	Series 3341, Class PE, 6.000%, 07/15/37	7,245
7,000	Series 3413, Class B, 5.500%, 04/15/37	7,980
6,000	Series 3544, Class PC, 5.000%, 05/15/37	6,381
4,000	Series 3699, Class QH, 5.500%, 07/15/40	4,990
16,576	Series 3737, Class DG, 5.000%, 10/15/30	18,216
8,921	Series 3777, Class WA, 4.000%, 12/15/40	9,774

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
7,000	Series 3798, Class AY, 3.500%, 01/15/26	7,572
5,000	Series 3809, Class BC, 3.500%, 02/15/26	5,432
6,351	Series 3926, Class MW, 4.500%, 09/15/26	7,367
44,182	Series 3981, Class PA, 3.000%, 04/15/31	46,096
16,900	Series 4002, Class MV, 4.000%, 01/15/30	18,773
5,000	Series 4050, Class VE, 4.000%, 01/15/29	5,709
4,651	Series 4066, Class VB, 3.500%, 01/15/29	4,977
78	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.000%, 11/01/23	17
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
2,365	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	2,699
2,674	Series T-54, Class 2A, 6.500%, 02/25/43	3,171
1,104	Series T-56, Class APO, PO, 05/25/43	895
1,074	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,206
	Federal National Mortgage Association REMICS,
96	Series 1988-16, Class B, 9.500%, 06/25/18 (m)	107
45	Series 1990-57, Class J, 7.000%, 05/25/20 (m)	47
260	Series 1993-110, Class H, 6.500%, 05/25/23	303
201	Series 1993-146, Class E, PO, 05/25/23	174
3,243	Series 1993-155, Class PJ, 7.000%, 09/25/23	3,788
37	Series 1993-205, Class H, PO, 09/25/23	36
54	Series 1993-217, Class H, PO, 08/25/23	53
42	Series 1993-228, Class G, PO, 09/25/23	41
1,157	Series 1994-37, Class L, 6.500%, 03/25/24	1,337
4,173	Series 1994-51, Class PV, 6.000%, 03/25/24	4,685
2,083	Series 1998-58, Class PC, 6.500%, 10/25/28	2,390
456	Series 2000-8, Class Z, 7.500%, 02/20/30	539
1,240	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	274
422	Series 2002-2, Class UC, 6.000%, 02/25/17	451
653	Series 2002-3, Class PG, 5.500%, 02/25/17	687
3,527	Series 2002-73, Class OE, 5.000%, 11/25/17	3,838
1,391	Series 2002-92, Class FB, VAR, 0.886%, 04/25/30	1,403
7,661	Series 2003-21, Class PZ, 4.500%, 03/25/33	8,531
448	Series 2003-67, Class SA, HB, IF, 43.969%, 10/25/31	998
5,000	Series 2003-74, Class VL, 5.500%, 11/25/22	5,205
16,701	Series 2003-81, Class MC, 5.000%, 12/25/32 (m)	17,702
5,000	Series 2003-92, Class VH, 5.000%, 02/25/19	5,417

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	133

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
7,765	Series 2003-128, Class DY, 4.500%, 01/25/24 (m)	8,449
16,000	Series 2004-7, Class JK, 4.000%, 02/25/19	16,964
2,928	Series 2004-46, Class QD, HB, IF, 23.058%, 03/25/34	4,407
3,184	Series 2004-54, Class FL, VAR, 0.635%, 07/25/34	3,197
6,032	Series 2004-60, Class PA, 5.500%, 04/25/34	6,509
14,162	Series 2004-97, Class B, 5.500%, 01/25/35	15,762
7,805	Series 2005-22, Class EH, 5.000%, 04/25/35	9,010
2,173	Series 2005-29, Class AK, 4.500%, 04/25/35	2,263
3,831	Series 2005-58, Class EP, 5.500%, 07/25/35	4,312
7,000	Series 2005-62, Class DX, 5.000%, 05/25/34	7,491
3,850	Series 2005-83, Class LA, 5.500%, 10/25/35	4,389
5,498	Series 2005-116, Class PC, 6.000%, 01/25/36	6,109
13,194	Series 2006-3, Class SB, IF, IO, 6.464%, 07/25/35	1,913
22,739	Series 2006-51, Class FP, VAR, 0.585%, 03/25/36	22,786
510	Series 2006-69, Class SP, IF, 14.518%, 05/25/30	544
315	Series 2006-81, Class FA, VAR, 0.585%, 09/25/36	316
3,646	Series 2006-110, Class PO, PO, 11/25/36	3,524
7,773	Series 2007-76, Class PE, 6.000%, 08/25/37	9,054
1,900	Series 2009-89, Class A1, 5.410%, 05/25/35	2,088
1,041	Series 2010-4, Class SL, IF, 11.058%, 02/25/40	1,187
7,518	Series 2010-11, Class CB, 4.500%, 02/25/40	7,960
6,000	Series 2010-47, Class MB, 5.000%, 09/25/39	6,995
9,501	Series 2010-68, Class EP, 4.500%, 12/25/39	10,427
5,000	Series 2010-117, Class DY, 4.500%, 10/25/25	5,842
4,274	Series 2010-155, Class B, 3.500%, 01/25/26	4,657
11,500	Series 2011-145, Class PB, 3.500%, 01/25/32	12,376
24,729	Series 2012-47, Class QE, 4.000%, 05/25/38	26,964
5,566	Series 2012-50, Class HY, 4.000%, 05/25/42	6,234
17,716	Series 2012-60, Class EP, 3.000%, 04/25/42	18,364
26,421	Series 2012-63, Class VA, 4.000%, 08/25/23	29,828
25,000	Series 2012-93, Class ME, 2.500%, 01/25/42	25,724
23	Series G92-35, Class EB, 7.500%, 07/25/22	26
214	Series G92-44, Class ZQ, 8.000%, 07/25/22	240
	Federal National Mortgage Association STRIPS,
3,324	Series 278, Class 1, VAR, 1.147%, 08/01/25	3,340
1,455	Series 278, Class 3, VAR, 1.232%, 11/01/23	1,486
1,634	Series 343, Class 23, IO, 4.000%, 10/01/18	105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
	Federal National Mortgage Association Whole Loan,
360	Series 1999-W4, Class A9, 6.250%, 02/25/29	411
2,848	Series 2002-W7, Class A4, 6.000%, 06/25/29	3,195
1,238	Series 2003-W1, Class 1A1, VAR, 6.224%, 12/25/42	1,427
605	Series 2003-W1, Class 2A, VAR, 7.007%, 12/25/42	713
3,264	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	3,360
4,410	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	5,242
3,957	Series 2009-W1, Class A, 6.000%, 12/25/49	4,558
	Government National Mortgage Association,
673	Series 1998-22, Class PD, 6.500%, 09/20/28	732
385	Series 1999-17, Class L, 6.000%, 05/20/29	418
3,888	Series 2001-10, Class PE, 6.500%, 03/16/31	4,539
5,838	Series 2001-64, Class PB, 6.500%, 12/20/31	6,326
9,386	Series 2003-59, Class XA, IO, VAR, 0.972%, 06/16/34	141
3,285	Series 2004-27, Class PD, 5.500%, 04/20/34	4,049
1,624	Series 2004-62, Class VA, 5.500%, 07/20/15	1,648
12,436	Series 2005-28, Class AJ, 5.500%, 04/20/35	13,878
3,112	Series 2008-15, Class NB, 4.500%, 02/20/38	3,359
10,201	Series 2008-40, Class SA, IF, IO, 6.162%, 05/16/38	2,106
28,693	Series 2009-42, Class TX, 4.500%, 06/20/39 (m)	32,828
7,030	Series 2009-52, Class MA, 5.000%, 11/20/36	7,467
4,752	Series 2009-69, Class WM, 5.500%, 08/20/39	5,686
10,777	Series 2011-29, Class Z, 5.000%, 05/20/40	13,072

	Total Collateralized Mortgage Obligations (Cost $720,950)	766,733

Foreign Government Security — 0.4%
7,527	Israel Government AID Bond, (Israel), 09/15/19 (Cost $6,354)	6,768

Mortgage Pass-Through Securities — 7.1%
	Federal Home Loan Mortgage Corp.,
223	ARM, 2.168%, 01/01/27	237
25	ARM, 2.303%, 04/01/30	27
16	ARM, 2.368%, 02/01/19	17
6	ARM, 2.407%, 07/01/30	6
2,313	ARM, 2.566%, 03/01/37	2,476
81	ARM, 2.611%, 08/01/18	86
26	ARM, 2.655%, 03/01/18	27
36	ARM, 3.000%, 06/01/18	36

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
108		ARM, 3.062%, 01/01/21	108
3		ARM, 3.096%, 01/01/20	3
49		ARM, 3.205%, 11/01/18	52
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
390		5.000%, 12/01/13 - 12/01/16	421
157		6.000%, 04/01/14	160
295		6.500%, 12/01/12 - 06/01/14	308
—	(h)	7.000%, 12/01/14	—	(h)
966		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	1,060
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
9,242		4.000%, 04/01/42	9,901
2,781		4.500%, 10/01/40	3,053
1,451		5.500%, 11/01/33	1,629
254		6.000%, 02/01/32	285
1,053		6.500%, 01/01/24 - 07/01/29	1,231
1,373		7.000%, 08/01/25 - 09/01/29 (m)	1,628
79		7.500%, 09/01/24 - 08/01/25	88
82		8.000%, 11/01/24 - 09/01/25	93
188		8.500%, 05/01/24 - 07/01/28	230
5		9.000%, 10/01/17 - 11/01/21	6
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
183		ARM, 2.366%, 11/01/27 - 08/01/41	191
163		ARM, 2.375%, 08/01/30	169
45		ARM, 2.440%, 06/01/29	46
32		ARM, 2.467%, 06/01/20	33
61		ARM, 2.485%, 09/01/14	61
45		ARM, 2.500%, 06/01/17 - 09/01/17	46
87		ARM, 2.510%, 07/01/17	90
9		ARM, 2.738%, 10/01/16	9
159		ARM, 2.875%, 06/01/15 - 01/01/29	168
5		ARM, 3.000%, 07/01/27	5
104		ARM, 3.230%, 08/01/19	105
4		ARM, 3.251%, 10/01/14	4
34		ARM, 3.450%, 08/01/19	34
82		ARM, 3.739%, 09/01/27	83
18		ARM, 5.977%, 04/01/19	19
17		ARM, 6.000%, 12/01/18	17
		Federal National Mortgage Association, 15 Year, Single Family,
9,875		4.000%, 04/01/19 - 09/01/25	10,567
2,331		4.500%, 03/01/19	2,546
1,345		5.500%, 11/01/16 - 03/01/18	1,470

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

39		6.000%, 04/01/13 - 08/01/14	40
—	(h)	8.000%, 11/01/12	—	(h)
		Federal National Mortgage Association, 20 Year, Single Family,
1,003		5.000%, 11/01/23	1,113
1,168		6.000%, 03/01/22	1,287
39		7.500%, 06/01/14 - 07/01/14	41
		Federal National Mortgage Association, 30 Year, Single Family,
4,373		3.500%, 05/01/42	4,685
17,823		4.000%, 02/01/42	19,131
1,673		4.500%, 03/01/38	1,810
4,079		5.000%, 11/01/33	4,627
25,203		5.500%, 02/01/29 - 05/01/36 (m)	28,285
3,812		6.000%, 07/01/36	4,275
758		6.500%, 06/01/26 - 04/01/32	875
4,804		7.000%, 02/01/24 - 03/01/35	5,594
216		7.500%, 03/01/30 - 04/01/30	239
150		10.000%, 10/01/16 - 11/01/21	171
		Federal National Mortgage Association, Other,
7,936		3.118%, 01/01/22	8,620
9,912		3.373%, 01/01/22	10,872
157		6.000%, 09/01/28	175
321		Government National Mortgage Association II, 30 Year, Single Family, 8.000%, 11/20/26 - 11/20/27	393
		Government National Mortgage Association, 30 Year, Single Family,
44		6.000%, 10/15/23	49
945		6.500%, 06/15/23 - 02/15/24 (m)	1,087
380		7.000%, 12/15/22 - 06/15/28	447
448		7.500%, 02/15/22 - 02/15/28	517
211		8.000%, 07/15/22 - 08/15/26	254
484		9.000%, 06/15/16 - 11/15/24	562
20		9.500%, 08/15/16 - 12/15/20	22

		Total Mortgage Pass-Through Securities (Cost $125,265)	134,002

U.S. Government Agency Securities — 17.8%
		Federal Farm Credit Banks,
10,000		5.750%, 05/11/26	13,419
12,824		5.750%, 12/07/28	17,288
		Federal National Mortgage Association,
30,000		Zero Coupon, 10/09/19	26,149
10,000		6.250%, 05/15/29	14,704
		Federal National Mortgage Association STRIPS,
34,750		11/15/20	29,631

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	135

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
8,000	05/15/23	6,129
9,200	05/29/26	6,207
10,000	05/15/30	5,562
26,153	Financing Corp. STRIPS, 12/06/18	23,862
	Residual Funding Corp. STRIPS,
34,520	10/15/19	31,380
90,500	07/15/20	80,072
10,000	01/15/30	6,230
5,000	04/15/30	3,086
	Resolution Funding Corp. STRIPS,
50,000	07/15/20	44,061
15,000	04/15/28	9,719
	Tennessee Valley Authority STRIPS,
4,500	07/15/16	4,342
14,740	12/15/17	13,685

	Total U.S. Government Agency Securities (Cost $252,511)	335,526

U.S. Treasury Obligations — 29.6%
	U.S. Treasury Bonds,
20,000	5.250%, 11/15/28	28,450
20,000	5.250%, 02/15/29	28,513
2,500	7.125%, 02/15/23	3,845
13,140	7.250%, 05/15/16	16,441
3,935	7.250%, 08/15/22	6,043
3,635	8.000%, 11/15/21	5,728
3,190	8.875%, 08/15/17	4,478
1,020	9.000%, 11/15/18	1,526
	U.S. Treasury Inflation Indexed Notes,
25,000	1.375%, 07/15/18	30,959
26,450	1.625%, 01/15/15	34,077
	U.S. Treasury Notes,
25,000	0.625%, 05/31/17	25,082

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

45,000	1.750%, 05/15/22	45,914
25,000	2.000%, 04/30/16	26,469
20,000	2.000%, 11/15/21	20,973
25,000	2.000%, 02/15/22	26,148
25,000	2.625%, 08/15/20	27,725
80,000	2.625%, 11/15/20	88,656
25,000	3.750%, 11/15/18	29,430
25,000	4.250%, 11/15/17	29,596
1,020	4.750%, 08/15/17	1,226
	U.S. Treasury STRIPS,
5,845	02/15/15	5,807
1,655	05/15/15	1,641
600	08/15/15	594
1,900	08/15/15	1,882
1,190	05/15/16	1,172
72,500	05/15/20	66,198

	Total U.S. Treasury Obligations (Cost $493,013)	558,573

SHARES
Short-Term Investment — 5.5%
	Investment Company — 5.5%
103,756	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000%, (b) (l) (Cost $103,756)	103,756

	Total Investments — 101.1% (Cost $1,701,849)	1,905,358
	Liabilities in Excess of Other Assets — (1.1)%	(21,275)

	NET ASSETS — 100.0%	$1,884,083

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 0.0% (g)
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.936%, 01/25/35 (f) (i)	16
201	GSAA Trust, Series 2006-3, Class A1, VAR, 0.316%, 03/25/36	104
90	Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.735%, 09/25/34 (f) (i)	12
7,000	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	6,725

	Total Asset-Backed Securities (Cost $7,607)	6,857

Commercial Mortgage-Backed Security — 0.8%
101,310	Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, VAR, 1.990%, 11/15/15 (e) (Cost $94,024)	99,284

Convertible Bonds — 0.2%
	Consumer Discretionary — 0.2%
	Diversified Consumer Services — 0.2%
	Stewart Enterprises, Inc.,
6,435	3.125%, 07/15/14	6,475
5,625	3.375%, 07/15/16	5,632

		12,107

	Hotels, Restaurants & Leisure — 0.0% (g)
3,054	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (f) (i)	3,054

	Total Consumer Discretionary	15,161

	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
1,839	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	1,947

	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
4,271	Somerset Cayuga Holding Co., Inc., PIK, 20.000%, 06/15/17 (e) (f) (i)	4,271

	Total Convertible Bonds (Cost $19,415)	21,379

Corporate Bonds — 76.6%
	Consumer Discretionary — 14.0%
	Auto Components — 0.4%
34,854	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	36,248
8,685	UCI International, Inc., 8.625%, 02/15/19	8,674

		44,922

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — 1.2%
	Chrysler Group LLC/CG Co-Issuer, Inc.,
13,000	8.000%, 06/15/19	13,715
49,950	8.250%, 06/15/21	52,697
	Ford Holdings LLC,
37,822	9.300%, 03/01/30 (m)	51,060
7,750	9.375%, 03/01/20	9,610
	Ford Motor Co.,
325	7.500%, 08/01/26	379
4,545	7.750%, 06/15/43	5,068
3,425	8.900%, 01/15/32	4,435
3,529	9.215%, 09/15/21	4,482
	Motors Liquidation Co.,
50	0.000%, 06/01/49 (f) (i)	—	(h)
973	5.250%, 03/06/32 (f) (i)	—	(h)
953	6.250%, 07/15/33 (f) (i)	—	(h)
10,255	6.750%, 05/01/28 (d) (f) (i)	—	(h)
246	7.250%, 04/15/41 (f) (i)	—	(h)
284	7.250%, 07/15/41 (f) (i)	—	(h)
548	7.250%, 02/15/52 (f) (i)	—	(h)
404	7.375%, 05/15/48 (f) (i)	—	(h)
6,000	7.375%, 05/23/48 (d) (f) (i)	—	(h)
47	7.375%, 10/01/51 (f) (i)	—	(h)
9,300	7.400%, 09/01/25 (d) (f) (i)	—	(h)
25,800	7.700%, 04/15/16 (d) (f) (i)	—	(h)
3,415	7.750%, 03/15/36 (d) (f) (i)	—	(h)
12,550	8.100%, 06/15/24 (d) (f) (i)	—	(h)
20,000	8.250%, 07/15/23 (d) (f) (i)	—	(h)
34,006	8.375%, 07/15/33 (d) (f) (i)	—	(h)

		141,446

	Broadcasting & Cable TV — 2.6%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	9
1,450	8.125%, 07/15/03 (d)	12
3,175	9.375%, 11/15/09 (d)	25
3,500	10.875%, 10/01/10 (d)	28
	CCO Holdings LLC/CCO Holdings Capital Corp.,
11,500	5.250%, 09/30/22	11,385
23,545	6.500%, 04/30/21	25,252
21,300	6.625%, 01/31/22	23,057
14,171	7.000%, 01/15/19	15,411
162	7.250%, 10/30/17	178
7,665	7.375%, 06/01/20	8,508
4,110	7.875%, 04/30/18	4,459
12,445	8.125%, 04/30/20	14,001

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	137

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
10,715	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.625%, 11/15/17 (e)	11,505
8,960	CSC Holdings LLC, 6.750%, 11/15/21 (e)	9,677
	DISH DBS Corp.,
4,615	4.625%, 07/15/17 (e)	4,661
8,081	5.875%, 07/15/22 (e)	8,142
22,130	6.750%, 06/01/21	23,568
1,700	7.125%, 02/01/16	1,870
20,115	7.875%, 09/01/19	23,107
8,360	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	9,050
	Mediacom Broadband LLC/Mediacom Broadband Corp.,
9,000	6.375%, 04/01/23 (e)	8,978
852	8.500%, 10/15/15	870
	Mediacom LLC/Mediacom Capital Corp.,
5,835	7.250%, 02/15/22	6,192
19,180	9.125%, 08/15/19	21,338
22,830	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	24,713
19,525	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	20,648
8,340	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	9,091
4,390	Videotron Ltee, (Canada), 5.000%, 07/15/22	4,653
	Virgin Media Finance plc, (United Kingdom),
2,185	5.250%, 02/15/22	2,289
13,252	8.375%, 10/15/19	14,974
2,600	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	2,873

		310,524

	Diversified Consumer Services — 0.2%
5,174	Carriage Services, Inc., 7.875%, 01/15/15	5,242
	Service Corp. International,
6,630	7.000%, 05/15/19	7,260
1,850	7.625%, 10/01/18	2,176
7,650	8.000%, 11/15/21	9,218
3,435	Stewart Enterprises, Inc., 6.500%, 04/15/19	3,641

		27,537

	Gaming — 2.5%
3,235	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14	3,380
10,770	Ameristar Casinos, Inc., 7.500%, 04/15/21	11,551

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Gaming — Continued
4,829	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18 (e)	4,932
24,907	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e) (f) (i)	17,933
26,916	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 10.750%, 01/15/17	28,531
10,750	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	11,287
8,830	Graton Economic Development Authority, VAR, 9.625%, 09/01/19 (e)	9,095
9,920	Isle of Capri Casinos, Inc., 7.750%, 03/15/19	10,540
8,750	Mandalay Resort Group, 7.625%, 07/15/13	8,925
20,000	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18	22,750
	MGM Resorts International,
16,451	7.625%, 01/15/17	17,006
5,500	7.750%, 03/15/22	5,541
13,945	8.625%, 02/01/19 (e)	14,852
18,175	10.000%, 11/01/16	20,243
15,150	11.375%, 03/01/18	17,460
10,066	Peninsula Gaming Corp., 10.750%, 08/15/17	11,463
10,655	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	11,694
5,640	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	5,978
14,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	15,960
11,850	Seminole Hard Rock Entertainment, Inc., VAR, 2.968%, 03/15/14 (e)	11,687
10,390	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	10,702
14,100	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e) (m)	11,527
8,456	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	9,006

		292,043

	Hotels, Restaurants & Leisure — 0.9%
10,000	Burger King Corp., 9.875%, 10/15/18	11,525
9,285	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.125%, 08/01/18	10,539
	Cinemark USA, Inc.,
2,255	7.375%, 06/15/21	2,520
10,451	8.625%, 06/15/19	11,705

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Hotels, Restaurants & Leisure — Continued
11,493	CKE Restaurants, Inc., 11.375%, 07/15/18	13,231
3,651	CKE, Inc., PIK, 10.500%, 03/14/16 (e)	4,072
10,000	DineEquity, Inc., 9.500%, 10/30/18	11,225
12,540	Felcor Lodging LP, 6.750%, 06/01/19	13,449
8,122	Host Hotels & Resorts LP, 4.750%, 03/01/23	8,325
	Real Mex Restaurants, Inc.,
3,678	11.000%, 03/15/14 (f) (i)	3,677
5,978	12.000%, 03/15/14 (f) (i)	5,978
5,948	Ruby Tuesday, Inc., 7.625%, 05/15/20 (e)	5,576
2,140	Speedway Motorsports, Inc., 6.750%, 02/01/19	2,255
6,515	Vail Resorts, Inc., 6.500%, 05/01/19	7,036

		111,113

	Household Durables — 1.3%
3,250	American Standard Americas, 10.750%, 01/15/16 (e)	2,893
4,432	D.R. Horton, Inc., 6.500%, 04/15/16	4,920
	KB Home,
5,520	7.500%, 09/15/22	5,713
4,000	9.100%, 09/15/17	4,405
	Lennar Corp.,
4,904	4.750%, 12/15/17 (e)	4,892
15,528	6.950%, 06/01/18	16,828
7,130	12.250%, 06/01/17	9,305
5,000	Libbey Glass, Inc., 6.875%, 05/15/20 (e)	5,331
12,159	M/I Homes, Inc., 8.625%, 11/15/18	12,934
10,431	MDC Holdings, Inc., 5.625%, 02/01/20	10,667
9,145	Meritage Homes Corp., 7.000%, 04/01/22	9,602
9,330	PulteGroup, Inc., 7.625%, 10/15/17	10,356
	Standard Pacific Corp.,
17,490	8.375%, 05/15/18	19,589
5,550	8.375%, 01/15/21	6,188
17,002	10.750%, 09/15/16	20,530
10,600	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	11,209
4,155	Toll Brothers Finance Corp., 6.750%, 11/01/19	4,752

		160,114

	Internet & Catalog Retail — 0.0% (g)
4,930	Affinion Group, Inc., 7.875%, 12/15/18	3,525

	Leisure Equipment & Products — 0.1%
6,673	Eastman Kodak Co., 9.750%, 03/01/18 (d) (e)	4,304

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — Continued
11,440	Icon Health & Fitness, Inc., 11.875%, 10/15/16 (e)	10,525

		14,829

	Media — 3.5%
3,740	Allbritton Communications Co., 8.000%, 05/15/18	4,030
	Cablevision Systems Corp.,
19,472	7.750%, 04/15/18	21,078
6,257	8.000%, 04/15/20	6,930
9,995	8.625%, 09/15/17	11,444
13,380	Clear Channel Communications, Inc., 9.000%, 03/01/21	11,473
	Clear Channel Worldwide Holdings, Inc.,
2,650	7.625%, 03/15/20	2,531
26,535	7.625%, 03/15/20	25,739
4,500	9.250%, 12/15/17	4,871
21,760	9.250%, 12/15/17	23,637
2,356	Gannett Co., Inc., 10.000%, 04/01/16	2,804
	Hughes Satellite Systems Corp.,
1,253	6.500%, 06/15/19	1,342
1,708	7.625%, 06/15/21	1,888
	Intelsat Jackson Holdings S.A., (Luxembourg),
11,347	7.250%, 04/01/19	12,226
17,390	7.250%, 10/15/20 (e)	18,738
11,945	7.250%, 10/15/20	12,901
5,700	7.500%, 04/01/21	6,184
4,855	8.500%, 11/01/19	5,365
	Intelsat Luxembourg S.A., (Luxembourg),
6,700	11.250%, 02/04/17	7,035
102,634	PIK, 12.500%, 02/04/17	107,766
8,195	McClatchy Co. (The), 11.500%, 02/15/17	8,687
18,675	Media General, Inc., 11.750%, 02/15/17	21,009
5,099	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	5,685
	Nexstar Broadcasting, Inc.,
148	7.000%, 01/15/14	147
3,062	PIK, 7.000%, 01/15/14	3,031
6,538	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	7,028
11,416	Radio One, Inc., 12.500%, 05/24/16	9,718
5,600	Regal Cinemas Corp., 8.625%, 07/15/19	6,230
1,025	Regal Entertainment Group, 9.125%, 08/15/18	1,143
	Sinclair Television Group, Inc.,
675	8.375%, 10/15/18	738

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	139

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
2,215	9.250%, 11/01/17 (e)	2,464
7,600	Telesat Canada/Telesat LLC, (Canada), 6.000%, 05/15/17 (e)	7,904
	Univision Communications, Inc.,
11,965	6.750%, 09/15/22 (e)	12,010
8,335	6.875%, 05/15/19 (e)	8,606
4,828	7.875%, 11/01/20 (e)	5,178
17,340	8.500%, 05/15/21 (e)	17,556
2,359	Valassis Communications, Inc., 6.625%, 02/01/21	2,359
	WMG Acquisition Corp.,
670	9.500%, 06/15/16	732
7,582	11.500%, 10/01/18	8,321

		416,528

	Multiline Retail — 0.2%
13,000	QVC, Inc., 7.375%, 10/15/20 (e)	14,486
12,000	Sears Holdings Corp., 6.625%, 10/15/18	10,830

		25,316

	Specialty Retail — 0.9%
8,235	99 Cents Only Stores, 11.000%, 12/15/19 (e)	9,223
4,118	Asbury Automotive Group, Inc., 8.375%, 11/15/20	4,550
	Claire’s Stores, Inc.,
34,091	8.875%, 03/15/19	29,403
1,400	9.000%, 03/15/19 (e)	1,453
16,502	Gymboree Corp., 9.125%, 12/01/18	15,677
10,507	J. Crew Group, Inc., 8.125%, 03/01/19	10,993
1,954	Neebo, Inc., 15.000%, 06/30/16 (e)	1,875
11,472	Party City Holdings, Inc., 8.875%, 08/01/20 (e)	12,132
3,336	Penske Automotive Group, Inc., 5.750%, 10/01/22 (e)	3,403
22,020	Toys R Us - Delaware, Inc., 7.375%, 09/01/16 (e)	22,185

		110,894

	Textiles, Apparel & Luxury Goods — 0.2%
21,059	Quiksilver, Inc., 6.875%, 04/15/15 (m)	20,111

	Total Consumer Discretionary	1,678,902

	Consumer Staples — 3.5%
	Beverages — 0.2%
	Constellation Brands, Inc.,
11,300	6.000%, 05/01/22	12,698
4,375	7.250%, 05/15/17	5,037

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
1,419	Cott Beverages, Inc., 8.125%, 09/01/18	1,563
9,618	Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.500%, 08/15/19 (e)	8,825

		28,123

	Food & Staples Retailing — 2.0%
	American Stores Co.,
3,600	7.100%, 03/20/28	2,736
4,000	8.000%, 06/01/26	3,410
16,000	Ingles Markets, Inc., 8.875%, 05/15/17 (m)	17,280
	New Albertsons, Inc.,
5,645	7.450%, 08/01/29	3,331
5,141	8.000%, 05/01/31	3,033
1,214	8.700%, 05/01/30	733
	Rite Aid Corp.,
13,500	7.500%, 03/01/17	13,871
12,525	9.250%, 03/15/20	12,870
75,465	9.500%, 06/15/17	77,823
20,025	10.250%, 10/15/19	22,578
8,750	10.375%, 07/15/16	9,237
	SUPERVALU, Inc.,
15,525	7.500%, 11/15/14	14,904
65,225	8.000%, 05/01/16	58,376

		240,182

	Food Products — 0.7%
13,440	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	13,742
	Dean Foods Co.,
6,495	7.000%, 06/01/16	6,893
4,240	9.750%, 12/15/18	4,733
2,801	Eurofresh, Inc., PIK, 15.000%, 11/18/16 # (f) (i)	—
	JBS USA LLC/JBS USA Finance, Inc.,
7,920	7.250%, 06/01/21 (e)	7,247
8,653	8.250%, 02/01/20 (e)	8,263
2,705	11.625%, 05/01/14	3,050
5,029	Michael Foods Group, Inc., 9.750%, 07/15/18	5,557
9,385	Pilgrim’s Pride Corp., 7.875%, 12/15/18	8,928
15,031	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	13,002
	Smithfield Foods, Inc.,
4,000	6.625%, 08/15/22	4,095
8,897	7.750%, 07/01/17	9,931

		85,441

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Household Products — 0.3%
6,044	Armored Autogroup, Inc., 9.250%, 11/01/18	5,334
22,325	Spectrum Brands, Inc., 6.750%, 03/15/20 (e)	23,441

		28,775

	Personal Products — 0.1%
14,884	American Achievement Corp., 10.875%, 04/15/16 (e)	12,912
6,016	Visant Corp., 10.000%, 10/01/17	5,956

		18,868

	Tobacco — 0.2%
13,245	Alliance One International, Inc., 10.000%, 07/15/16	13,460
6,000	Vector Group Ltd., 11.000%, 08/15/15	6,240

		19,700

	Total Consumer Staples	421,089

	Energy — 10.9%
	Energy Equipment & Services — 1.5%
1,694	Cie Generale de Geophysique - Veritas, (France), 9.500%, 05/15/16	1,847
3,187	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e) (m)	3,330
	Key Energy Services, Inc.,
2,692	6.750%, 03/01/21 (e)	2,726
25,800	6.750%, 03/01/21	26,251
5,355	McJunkin Red Man Corp., 9.500%, 12/15/16	5,837
10,600	Ocean Rig UDW, Inc., 9.500%, 04/27/16	10,759
23,600	Oil States International, Inc., 6.500%, 06/01/19	25,075
14,450	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	15,425
11,000	PHI, Inc., 8.625%, 10/15/18	11,385
	Precision Drilling Corp., (Canada),
5,550	6.500%, 12/15/21	5,827
11,195	6.625%, 11/15/20	11,755
16,200	Seadrill Ltd., (Bermuda), 6.500%, 10/05/15	16,565
9,554	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	10,271
	Unit Corp.,
1,842	6.625%, 05/15/21	1,870
29,259	6.625%, 05/15/21 (e)	29,698

		178,621

	Oil, Gas & Consumable Fuels — 9.4%
14,383	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	14,922

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
	Alpha Natural Resources, Inc.,
12,630	6.000%, 06/01/19	11,367
17,209	6.250%, 06/01/21	15,402
11,450	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	11,507
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
9,104	6.750%, 05/20/20	9,696
9,005	7.000%, 05/20/22	9,613
	AmeriGas Partners LP/AmeriGas Finance Corp.,
10,125	6.250%, 08/20/19	10,530
2,990	6.500%, 05/20/21	3,132
5,755	Antero Resources Finance Corp., 9.375%, 12/01/17	6,345
	Arch Coal, Inc.,
7,160	7.000%, 06/15/19	6,480
3,425	7.250%, 10/01/20	3,100
11,770	7.250%, 06/15/21	10,622
1,100	8.750%, 08/01/16	1,100
	Bill Barrett Corp.,
13,083	7.625%, 10/01/19	13,606
19,526	9.875%, 07/15/16 (m)	21,528
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
8,516	9.375%, 05/01/19	8,942
5,064	9.625%, 08/01/20 (e)	5,380
	Chesapeake Energy Corp.,
2,100	6.625%, 08/15/20	2,158
13,480	6.775%, 03/15/19	13,581
7,560	6.875%, 08/15/18	7,787
8,120	6.875%, 11/15/20	8,424
6,880	7.250%, 12/15/18	7,207
13,750	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	13,200
15,000	Cimarex Energy Co., 5.875%, 05/01/22	16,050
15,087	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	17,350
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
8,980	8.250%, 12/15/17	9,743
518	8.500%, 12/15/19	575
	Comstock Resources, Inc.,
2,550	7.750%, 04/01/19	2,512
29,663	8.375%, 10/15/17	30,256

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	141

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
7,500	9.500%, 06/15/20	7,913
	Concho Resources, Inc.,
14,105	5.500%, 10/01/22	14,564
8,285	5.500%, 04/01/23	8,575
7,855	6.500%, 01/15/22	8,483
9,054	7.000%, 01/15/21	10,095
	CONSOL Energy, Inc.,
1,410	6.375%, 03/01/21	1,396
11,874	8.000%, 04/01/17	12,794
5,760	8.250%, 04/01/20	6,207
	Continental Resources, Inc.,
11,245	5.000%, 09/15/22 (e)	11,723
13,343	5.000%, 09/15/22	13,943
3,575	7.125%, 04/01/21	4,004
12,356	Crosstex Energy LP/Crosstex Energy Finance Corp., 7.125%, 06/01/22 (e)	12,294
	El Paso LLC,
4,950	6.500%, 09/15/20	5,624
3,869	7.250%, 06/01/18	4,468
4,800	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	5,659
	Energy XXI Gulf Coast, Inc.,
12,851	7.750%, 06/15/19	13,654
7,064	9.250%, 12/15/17	7,877
	Ferrellgas LP/Ferrellgas Finance Corp.,
12,208	6.500%, 05/01/21	11,964
11,592	9.125%, 10/01/17	12,432
27,118	Forest Oil Corp., 7.250%, 06/15/19 (m)	26,440
2,500	Frontier Oil Corp., 6.875%, 11/15/18	2,656
	Hilcorp Energy I LP/Hilcorp Finance Co.,
22,315	7.625%, 04/15/21 (e)	24,547
10,990	8.000%, 02/15/20 (e)	12,171
	Holly Energy Partners LP/Holly Energy Finance Corp.,
7,994	6.500%, 03/01/20 (e)	8,354
6,200	8.250%, 03/15/18	6,711
11,345	Laredo Petroleum, Inc., 7.375%, 05/01/22	12,196
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
10,000	5.500%, 02/15/23	10,225
14,000	6.250%, 06/15/22	14,875
500	6.500%, 08/15/21	536
17,060	6.750%, 11/01/20	18,382
15,456	MEG Energy Corp., (Canada), 6.375%, 01/30/23 (e)	16,113

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
	Newfield Exploration Co.,
8,340	5.625%, 07/01/24	9,049
12,000	5.750%, 01/30/22	13,140
14,645	6.875%, 02/01/20	16,000
9,070	7.125%, 05/15/18	9,591
24,041	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17 (e)	20,795
6,209	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	6,861
9,210	OGX Austria GmbH, (Austria), 8.375%, 04/01/22 (e)	7,828
17,672	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	18,467
	Peabody Energy Corp.,
8,070	6.000%, 11/15/18 (e)	8,251
9,250	6.250%, 11/15/21 (e)	9,412
	Penn Virginia Corp.,
805	7.250%, 04/15/19	725
7,931	10.375%, 06/15/16 (m)	7,931
5,786	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20 (e)	5,887
12,000	Petrohawk Energy Corp., 6.250%, 06/01/19	13,588
14,815	Pioneer Energy Services Corp., 9.875%, 03/15/18	16,037
	Pioneer Natural Resources Co.,
4,635	6.650%, 03/15/17	5,486
4,950	6.875%, 05/01/18	5,993
19,722	7.500%, 01/15/20	24,666
	QEP Resources, Inc.,
13,950	5.375%, 10/01/22	14,299
20,569	6.875%, 03/01/21	23,243
	Range Resources Corp.,
1,080	6.750%, 08/01/20	1,186
3,270	7.250%, 05/01/18	3,466
2,000	7.500%, 10/01/17	2,080
2,000	8.000%, 05/15/19	2,210
12,345	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	13,209
41,365	Samson Investment Co., 9.750%, 02/15/20 (e)	42,606
	SM Energy Co.,
13,315	6.500%, 11/15/21	13,914
14,000	6.500%, 01/01/23 (e)	14,595
22,659	6.625%, 02/15/19	23,679
	Swift Energy Co.,
16,772	7.125%, 06/01/17	17,233

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
11,886	7.875%, 03/01/22	12,362
9,336	8.875%, 01/15/20	10,083
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
4,800	6.375%, 08/01/22 (e)	5,016
11,585	6.875%, 02/01/21	12,454
9,090	7.875%, 10/15/18	9,908
10,956	8.250%, 07/01/16	11,422
9,315	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	9,315
25,715	W&T Offshore, Inc., 8.500%, 06/15/19	27,708
	WPX Energy, Inc.,
18,045	5.250%, 01/15/17 (e)	18,992
22,060	6.000%, 01/15/22	23,384

		1,131,061

	Total Energy	1,309,682

	Financials — 10.4%
	Capital Markets — 0.1%
3,600	Merrill Lynch & Co., Inc., 5.700%, 05/02/17	3,856
6,560	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	6,593

		10,449

	Commercial Banks — 3.0%
17,775	BankAmerica Institutional Capital B, 7.700%, 12/31/26 (e)	18,042
	Bank of America Corp.,
100	5.420%, 03/15/17	107
3,550	5.625%, 07/01/20	3,936
10,921	5.750%, 08/15/16	11,745
4,580	5.875%, 01/05/21	5,148
35,966	VAR, 8.000%, 01/30/18 (x)	38,709
32,885	VAR, 8.125%, 05/15/18 (x)	35,698
	Barclays Bank plc, (United Kingdom),
3,950	6.050%, 12/04/17 (e)	4,188
6,900	10.179%, 06/12/21 (e)	8,634
	CIT Group, Inc.,
12,116	4.250%, 08/15/17	12,287
6,520	5.000%, 05/15/17	6,797
9,696	5.000%, 08/15/22	9,769
32,255	5.250%, 03/15/18	33,626
3,256	5.375%, 05/15/20	3,390
33,925	6.625%, 04/01/18 (e)	36,851
8,502	7.000%, 05/02/16 (e)	8,523
16,711	7.000%, 05/02/17 (e)	16,728

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
1,889	Countrywide Capital III, 8.050%, 06/15/27	2,182
3,232	NB Capital Trust II, 7.830%, 12/15/26	3,240
10,970	Regions Bank, 7.500%, 05/15/18	12,780
	Royal Bank of Scotland Group plc, (United Kingdom),
6,895	5.000%, 10/01/14	6,973
4,095	5.050%, 01/08/15	4,158
8,280	7.648%, 09/30/31 @	7,783
4,790	Royal Bank of Scotland N.V., (Netherlands), VAR, 1.168%, 03/09/15	4,282
13,566	Royal Bank of Scotland plc (The), (United Kingdom), VAR, 9.500%, 03/16/22	14,685
51,613	Wachovia Capital Trust III, VAR, 5.570%, 10/05/12 (m) (x)	50,968

		361,229

	Consumer Finance — 1.4%
	Ally Financial, Inc.,
22,880	6.250%, 12/01/17	24,722
37,488	7.500%, 09/15/20	42,924
5,765	8.000%, 03/15/20	6,745
77,504	8.000%, 11/01/31	91,648
7,189	Springleaf Finance Corp., 6.900%, 12/15/17	5,913

		171,952

	Diversified Financial Services — 2.4%
8,065	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	7,480
	Capmark Financial Group, Inc.,
144,695	0.000%, 05/10/10 (d)	2,532
2,394	VAR, 9.000%, 09/30/15	2,394
6,495	Cardtronics, Inc., 8.250%, 09/01/18	7,209
16,076	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	16,398
3,879	Community Choice Financial, Inc., 10.750%, 05/01/19 (e)	3,811
10,335	Highland Ranch, 6.700%, 09/01/20 (f) (i)	7,958
56,054	ILFC E-Capital Trust I, VAR, 4.280%, 12/21/65 (e)	36,996
25,981	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	19,746
	International Lease Finance Corp.,
400	5.625%, 09/20/13	414
6,965	5.875%, 04/01/19	7,182
17,400	5.875%, 08/15/22	17,508
24,055	6.250%, 05/15/19	25,137
36,002	8.250%, 12/15/20	42,163
700	8.625%, 09/15/15	785

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	143

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
19,140	8.625%, 01/15/22	22,537
13,045	8.750%, 03/15/17	15,100
10,600	8.875%, 09/01/17	12,309
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
4,035	9.625%, 05/01/19 (e)	4,418
2,160	9.625%, 05/01/19 (e)	2,376
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
4,889	5.625%, 03/15/20 (e)	5,170
4,889	5.875%, 03/15/22 (e)	5,195
5,878	Nuveen Investments, Inc., 10.500%, 11/15/15	5,981
5,851	SquareTwo Financial Corp., 11.625%, 04/01/17	5,090
10,450	Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	11,031
1,505	TransUnion Holding Co., Inc., PIK, 10.375%, 06/15/18 (e)	1,633

		288,553

	Insurance — 3.0%
59,075	American International Group, Inc., VAR, 8.175%, 05/15/58	70,521
33,200	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (x)	30,793
13,204	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	14,442
	EP Energy LLC/EP Energy Finance, Inc.,
7,655	6.875%, 05/01/19 (e)	8,210
33,525	9.375%, 05/01/20 (e)	36,458
3,552	EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22 (e)	3,561
5,000	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	5,625
22,014	HUB International Holdings, Inc., 10.250%, 06/15/15 (e) (m)	22,619
	Liberty Mutual Group, Inc.,
15,724	7.800%, 03/15/37 (e)	16,648
80,193	VAR, 10.750%, 06/15/58 (e)	112,070
	USI Holdings Corp.,
17,061	9.750%, 05/15/15 (e) (m)	17,317
5,032	VAR, 4.309%, 11/15/14 (e)	4,805
20,000	XL Group plc, (Ireland), VAR, 6.500%, 04/15/17 (x)	18,225

		361,294

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.4%
14,425	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	15,759
11,264	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	10,490
9,361	DuPont Fabros Technology LP, 8.500%, 12/15/17	10,344
5,429	First Industrial LP, 6.420%, 06/01/14	5,669
7,237	iStar Financial, Inc., 9.000%, 06/01/17	7,463
950	Weyerhaeuser Co., 7.375%, 03/15/32	1,145

		50,870

	Real Estate Management & Development — 0.1%
9,190	Kennedy-Wilson, Inc., 8.750%, 04/01/19	9,765

	Total Financials	1,254,112

	Health Care — 6.2%
	Health Care Equipment & Supplies — 0.6%
	Biomet, Inc.,
16,800	6.500%, 08/01/20 (e)	17,430
15,450	10.000%, 10/15/17 (m)	16,348
12,350	Hologic, Inc., 6.250%, 08/01/20 (e)	13,076
275	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18 (e)	280
4,350	Physio-Control International, Inc., 9.875%, 01/15/19 (e)	4,698
2,500	Teleflex, Inc., 6.875%, 06/01/19	2,675
	VWR Funding, Inc.,
16,250	7.250%, 09/15/17 (e)	16,453
2,286	10.750%, 06/30/17 (e)	2,263

		73,223

	Health Care Providers & Services — 4.6%
5,535	Capella Healthcare, Inc., 9.250%, 07/01/17	5,874
	CHS/Community Health Systems, Inc.,
16,095	5.125%, 08/15/18	16,598
16,612	7.125%, 07/15/20	17,401
33,570	8.000%, 11/15/19	36,256
	DaVita, Inc.,
5,775	5.750%, 08/15/22	6,006
14,110	6.375%, 11/01/18	15,062
8,800	6.625%, 11/01/20	9,394
10,985	Emergency Medical Services Corp., 8.125%, 06/01/19	11,726
	Fresenius Medical Care U.S. Finance II, Inc.,
8,281	5.625%, 07/31/19 (e)	8,850
11,768	5.875%, 01/31/22 (e)	12,504
	Fresenius Medical Care U.S. Finance, Inc.,
6,210	5.750%, 02/15/21 (e)	6,544

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Health Care Providers & Services — Continued
3,075	6.500%, 09/15/18 (e)	3,448
8,669	6.875%, 07/15/17	9,882
	HCA, Inc.,
3,776	5.750%, 03/15/14	3,941
32,000	5.875%, 03/15/22	34,040
2,550	6.300%, 10/01/12 (m)	2,560
8,053	6.375%, 01/15/15	8,586
37,535	6.500%, 02/15/20	41,242
1,315	6.750%, 07/15/13	1,366
8,825	7.250%, 09/15/20	9,779
46,398	7.500%, 02/15/22	51,618
1,580	7.875%, 02/15/20	1,764
22,600	8.000%, 10/01/18	25,707
8,556	8.500%, 04/15/19	9,647
3,765	9.875%, 02/15/17	4,066
	Health Management Associates, Inc.,
10,117	6.125%, 04/15/16	10,926
16,800	7.375%, 01/15/20 (e)	17,976
7,887	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	7,522
31,714	inVentiv Health, Inc., 10.000%, 08/15/18 (e)	26,719
5,200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	5,571
20,073	MultiPlan, Inc., 9.875%, 09/01/18 (e)	22,080
7,896	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	7,926
11,293	Omnicare, Inc., 7.750%, 06/01/20	12,451
8,150	OnCure Holdings, Inc., 11.750%, 05/15/17	4,768
	Tenet Healthcare Corp.,
15,000	6.250%, 11/01/18	16,284
10,928	8.000%, 08/01/20	11,584
13,394	8.875%, 07/01/19	15,236
1,800	9.250%, 02/01/15	2,011
425	10.000%, 05/01/18	489
13,415	United Surgical Partners International, Inc., 9.000%, 04/01/20 (e)	14,404
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
2,500	7.750%, 02/01/19	2,606
2,700	7.750%, 02/01/19 (e)	2,815
15,075	8.000%, 02/01/18	15,829

		551,058

	Pharmaceuticals — 1.0%
11,719	Catalent Pharma Solutions, Inc., 9.500%, 04/15/15	12,012
11,913	Celtic Pharma Phinco B.V., PIK, 17.000%, 06/15/12 # (d) (f) (i)	1,668

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
36,600	Elan Finance plc/Elan Finance Corp., (Ireland), 8.750%, 10/15/16	39,711
	Endo Health Solutions, Inc.,
5,300	7.000%, 07/15/19	5,724
6,000	7.250%, 01/15/22	6,517
15,637	Mylan, Inc., 7.875%, 07/15/20 (e)	17,670
	Valeant Pharmaceuticals International,
10,225	6.500%, 07/15/16 (e)	10,787
5,450	6.750%, 10/01/17 (e)	5,791
9,400	6.875%, 12/01/18 (e)	9,894
13,520	7.000%, 10/01/20 (e)	13,993
340	7.250%, 07/15/22 (e)	351

		124,118

	Total Health Care	748,399

	Industrials — 8.4%
	Aerospace & Defense — 0.7%
6,380	Alliant Techsystems, Inc., 6.875%, 09/15/20	6,842
	BE Aerospace, Inc.,
16,637	5.250%, 04/01/22	17,344
6,575	6.875%, 10/01/20	7,274
	Esterline Technologies Corp.,
3,910	6.625%, 03/01/17	4,037
1,865	7.000%, 08/01/20	2,066
4,255	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	4,532
1,777	Moog, Inc., 7.250%, 06/15/18	1,888
	Spirit Aerosystems, Inc.,
13,558	6.750%, 12/15/20	14,744
4,500	7.500%, 10/01/17	4,883
	Triumph Group, Inc.,
9,066	8.000%, 11/15/17	9,882
8,380	8.625%, 07/15/18	9,385

		82,877

	Airlines — 1.2%
2,237	American Airlines 2011-1 Class B Pass-Through Trust, 7.000%, 01/31/18 (e)	2,259
34,755	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	35,276
1,820	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	1,911
17,453	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21 (m)	18,762
2,561	Continental Airlines 2006-1 Class G Pass-Through Trust, VAR, FGIC, 0.817%, 06/02/13	2,497

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	145

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Airlines — Continued
4,922	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	5,181
3,200	Continental Airlines, Inc., 6.750%, 09/15/15 (e)	3,316
4,460	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	4,594
5,636	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	5,742
320	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	346
3,910	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	4,008
11,343	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	11,456
531	Delta Airlines, Inc., 9.500%, 09/15/14 (e)	557
30,332	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	32,304
1,629	Northwest Airlines 2007-1 Class B Pass Through Trust, 8.028%, 11/01/17	1,688
1,166	UAL 2007-1 Class C Pass-Through Trust, VAR, 2.984%, 07/02/14	1,128
	UAL 2007-1 Pass-Through Trust,
6,804	6.636%, 07/02/22	7,110
941	7.336%, 07/02/19	922
2,376	UAL 2009-2A Pass-Through Trust, 9.750%, 01/15/17	2,721

		141,778

	Building Products — 0.7%
	Building Materials Corp. of America,
12,940	6.750%, 05/01/21 (e)	14,137
19,475	6.875%, 08/15/18 (e)	20,887
5,265	7.000%, 02/15/20 (e)	5,699
5,725	Calcipar S.A., (Luxembourg), 6.875%, 05/01/18 (e)	5,653
	Masco Corp.,
2,719	5.950%, 03/15/22	2,936
1,075	7.125%, 03/15/20	1,227
12,730	Masonite International Corp., (Canada), 8.250%, 04/15/21 (e)	13,335
15,300	Nortek, Inc., 8.500%, 04/15/21	16,256
9,000	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	9,630

		89,760

	Commercial Services & Supplies — 1.4%
3,265	BakerCorp International, Inc., 8.250%, 06/01/19 (e)	3,249

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
31,968	Cenveo Corp., 8.875%, 02/01/18	29,091
8,934	Clean Harbors, Inc., 5.250%, 08/01/20 (e)	9,168
6,923	Covanta Holding Corp., 6.375%, 10/01/22	7,569
	Deluxe Corp.,
3,203	7.000%, 03/15/19	3,367
8,075	7.375%, 06/01/15	8,196
	FTI Consulting, Inc.,
8,500	6.750%, 10/01/20	9,074
2,000	7.750%, 10/01/16	2,057
17,664	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	18,636
	Harland Clarke Holdings Corp.,
8,297	9.500%, 05/15/15	6,886
22,340	VAR, 6.000%, 05/15/15	16,811
	Iron Mountain, Inc.,
18,170	5.750%, 08/15/24	18,351
5,131	7.750%, 10/01/19	5,747
6,563	8.000%, 06/15/20	7,014
2,131	8.375%, 08/15/21	2,355
1,985	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	1,876
	Quebecor World Capital Corp., (Canada),
8,325	6.125%, 11/15/13 (d)	83
6,815	6.500%, 08/01/27 (d)	68
3,825	9.750%, 01/15/15 (d)	39
	R.R. Donnelley & Sons Co.,
7,174	6.125%, 01/15/17	7,138
2,144	7.625%, 06/15/20	2,139
8,605	8.250%, 03/15/19	8,745

		167,659

	Construction & Engineering — 1.2%
3,530	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	3,671
2,200	Dycom Investments, Inc., 7.125%, 01/15/21	2,398
13,140	Goodman Networks, Inc., 12.125%, 07/01/18 (e)	13,797
	New Enterprise Stone & Lime Co., Inc.,
2,000	11.000%, 09/01/18	1,395
5,919	PIK, 13.000%, 03/15/18 (e)	6,037
26,705	Tutor Perini Corp., 7.625%, 11/01/18	27,239
	UR Merger Sub Corp.,
6,176	5.750%, 07/15/18 (e)	6,531
9,595	7.375%, 05/15/20 (e)	10,171
15,994	7.625%, 04/15/22 (e)	17,274
13,240	8.250%, 02/01/21	14,498
14,750	8.375%, 09/15/20	15,782

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Construction & Engineering — Continued
12,250	9.250%, 12/15/19 (m)	13,781
3,905	10.875%, 06/15/16	4,369

		136,943

	Electrical Equipment — 0.1%
5,690	Belden, Inc., 5.500%, 09/01/22 (e)	5,704
5,910	International Wire Group Holdings, Inc., 9.750%, 04/15/15 (e)	6,221

		11,925

	Environmental Services — 0.1%
7,455	Casella Waste Systems, Inc., 11.000%, 07/15/14	7,902

	Industrial Conglomerates — 0.2%
11,599	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	11,599
10,660	Trimas Corp., 9.750%, 12/15/17 (m)	11,886

		23,485

	Leisure Equipment & Products — 0.1%
11,997	FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 05/01/20 (e)	12,657

	Machinery — 0.5%
6,185	Actuant Corp., 5.625%, 06/15/22 (e)	6,355
2,862	American Railcar Industries, Inc., 7.500%, 03/01/14	2,898
5,190	Boart Longyear Management Pty Ltd., (Australia), 7.000%, 04/01/21 (e)	5,385
9,000	Briggs & Stratton Corp., 6.875%, 12/15/20	9,765
4,207	Columbus McKinnon Corp., 7.875%, 02/01/19	4,470
3,518	Commercial Vehicle Group, Inc., 7.875%, 04/15/19	3,566
4,765	Griffon Corp., 7.125%, 04/01/18	4,997
5,275	SPX Corp., 6.875%, 09/01/17	5,855
8,780	Thermadyne Holdings Corp., 9.000%, 12/15/17	9,175
8,165	Titan International, Inc., 7.875%, 10/01/17	8,553

		61,019

	Marine — 0.7%
13,664	ACL I Corp., PIK, 10.625%, 02/15/16	13,083
19,500	Bluewater Holding B.V., (Netherlands), VAR, 3.455%, 07/17/14 (e)	17,257
19,158	Commercial Barge Line Co., 12.500%, 07/15/17	21,457
2,792	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.625%, 11/01/17	2,617

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Marine — Continued
	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc.,
4,655	8.875%, 11/01/17 (e)	4,696
8,148	8.875%, 11/01/17	8,301
12,350	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19	11,424
13,387	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	10,442

		89,277

	Road & Rail — 0.6%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
6,025	8.250%, 01/15/19	6,507
9,482	9.625%, 03/15/18	10,525
5,550	9.750%, 03/15/20	6,251
1,475	VAR, 2.935%, 05/15/14	1,469
	Hertz Corp. (The),
9,459	6.750%, 04/15/19	9,932
6,925	7.375%, 01/15/21	7,531
10,531	7.500%, 10/15/18	11,360
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
7,255	6.125%, 06/15/21	8,126
7,498	6.625%, 12/15/20	8,454

		70,155

	Trading Companies & Distributors — 0.6%
	Aircastle Ltd., (Bermuda),
7,810	7.625%, 04/15/20	8,649
8,750	9.750%, 08/01/18	10,041
6,562	H&E Equipment Services, Inc., 7.000%, 09/01/22 (e)	6,808
19,151	HD Supply, Inc., 8.125%, 04/15/19 (e)	20,779
10,885	Rexel S.A., (France), 6.125%, 12/15/19 (e)	11,157
	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
4,634	7.375%, 08/01/21 (e)	4,889
9,448	7.500%, 10/01/18 (e)	10,180

		72,503

	Transportation Services — 0.3%
22,642	CEVA Group plc, (United Kingdom), 8.375%, 12/01/17 (e)	22,020
4,600	OSX 3 Leasing B.V., (Netherlands), 9.250%, 03/20/15 (e)	4,740

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	147

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Transportation Services — Continued
3,108	SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875%, 08/01/20 (e)	3,201
5,331	TRAC Intermodal LLC/TRAC Intermodal Corp., 11.000%, 08/15/19 (e)	5,358

		35,319

	Total Industrials	1,003,259

	Information Technology — 4.3%
	Communications Equipment — 0.6%
	Avaya, Inc.,
21,985	7.000%, 04/01/19 (e)	20,116
15,497	9.750%, 11/01/15	13,444
19,745	Brightstar Corp., 9.500%, 12/01/16 (e)	20,732
7,145	Nokia Corp., (Finland), 6.625%, 05/15/39	5,804
8,286	Nokia OYJ, (Finland), 5.375%, 05/15/19	7,011

		67,107

	Computers & Peripherals — 0.5%
	Seagate HDD Cayman, (Cayman Islands),
8,690	6.875%, 05/01/20	9,211
13,570	7.750%, 12/15/18	14,893
18,370	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	20,253
	Sealed Air Corp.,
8,500	8.125%, 09/15/19 (e)	9,456
7,212	8.375%, 09/15/21 (e)	8,114
3,297	Stratus Technologies Bermuda Ltd./Stratus Technologies, Inc., (Bermuda), 12.000%, 03/29/15	3,066

		64,993

	Electronic Equipment, Instruments & Components — 0.5%
3,500	Anixter, Inc., 5.625%, 05/01/19	3,658
15,857	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	17,363
10,917	Intcomex, Inc., 13.250%, 12/15/14	11,135
	Jabil Circuit, Inc.,
4,241	4.700%, 09/15/22	4,262
960	7.750%, 07/15/16	1,109
12,818	Kemet Corp., 10.500%, 05/01/18	12,834
3,200	Sanmina-SCI Corp., VAR, 3.218%, 06/15/14 (e)	3,168
7,898	Viasystems, Inc., 7.875%, 05/01/19 (e)	7,760

		61,289

	Internet Software & Services — 0.3%
20,333	eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)	18,503

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
	Equinix, Inc.,
3,085	7.000%, 07/15/21	3,463
7,225	8.125%, 03/01/18	8,020
6,922	Sabre, Inc., 8.500%, 05/15/19 (e)	7,173

		37,159

	IT Services — 1.6%
6,651	Ceridian Corp., 8.875%, 07/15/19 (e)	7,133
	Fidelity National Information Services, Inc.,
7,987	5.000%, 03/15/22	8,306
3,005	7.625%, 07/15/17	3,306
	First Data Corp.,
10,595	6.750%, 11/01/20 (e)	10,516
4,340	7.375%, 06/15/19 (e)	4,481
17,700	8.250%, 01/15/21 (e)	17,545
1,080	8.875%, 08/15/20 (e)	1,177
2,323	9.875%, 09/24/15	2,369
5,340	10.550%, 09/24/15	5,474
30,878	12.625%, 01/15/21	31,264
16,121	PIK, 8.750%, 01/15/22 (e)	16,081
20,780	iGATE Corp., 9.000%, 05/01/16	22,494
3,255	Interactive Data Corp., 10.250%, 08/01/18	3,670
	Sitel LLC/Sitel Finance Corp.,
12,285	11.000%, 08/01/17 (e)	12,100
22,490	11.500%, 04/01/18	16,699
5,386	Stream Global Services, Inc., 11.250%, 10/01/14	5,521
18,040	SunGard Data Systems, Inc., 7.625%, 11/15/20	19,348
2,395	Unisys Corp., 12.750%, 10/15/14 (e)	2,587

		190,071

	Semiconductors & Semiconductor Equipment — 0.7%
	Advanced Micro Devices, Inc.,
13,512	7.750%, 08/01/20	13,782
9,670	8.125%, 12/15/17	10,154
	Amkor Technology, Inc.,
11,005	6.625%, 06/01/21	11,115
8,730	7.375%, 05/01/18	9,101
	Freescale Semiconductor, Inc.,
8,683	8.050%, 02/01/20	8,531
3,000	9.250%, 04/15/18 (e)	3,247
8,169	10.125%, 03/15/18 (e)	8,945
	NXP B.V./NXP Funding LLC, (Netherlands),
8,225	9.750%, 08/01/18 (e)	9,397
25	VAR, 3.205%, 10/15/13 (e)	25

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — Continued
715	VAR, 3.205%, 10/15/13	714
2,850	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	3,057

		78,068

	Software — 0.1%
9,727	Infor U.S., Inc., 9.375%, 04/01/19 (e)	10,530
6,056	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	6,192

		16,722

	Total Information Technology	515,409

	Materials — 8.5%
	Chemicals — 1.6%
11,219	Celanese US Holdings LLC, 6.625%, 10/15/18	12,369
5,150	CF Industries, Inc., 6.875%, 05/01/18	6,231
17,025	Chemtura Corp., 7.875%, 09/01/18	18,344
12,240	J.M. Huber Corp., 9.875%, 11/01/19 (e)	13,556
	LyondellBasell Industries N.V., (Netherlands),
22,180	5.000%, 04/15/19	23,511
11,855	5.750%, 04/15/24	13,426
31,050	6.000%, 11/15/21	35,397
9,200	Olin Corp., 5.500%, 08/15/22	9,246
13,510	Omnova Solutions, Inc., 7.875%, 11/01/18	13,679
25,903	PolyOne Corp., 7.375%, 09/15/20	28,299
18,680	Tronox Finance LLC, 6.375%, 08/15/20 (e)	18,867

		192,925

	Construction Materials — 1.5%
6,728	Cemex Espana Finance LLC, Series A, 8.910%, 02/14/14 (f) (i)	6,527
49,000	Cemex Espana Luxembourg, (Spain), 9.875%, 04/30/19 (e)	49,368
44,445	Cemex Finance LLC, 9.500%, 12/14/16 (e)	45,334
	Cemex S.A.B. de C.V., (Mexico),
9,900	9.000%, 01/11/18 (e)	9,826
11,000	VAR, 5.461%, 09/30/15 (e)	10,340
13,560	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	14,763
1,069	Lafarge S.A., (France), 7.125%, 07/15/36	1,085
	Vulcan Materials Co.,
11,015	6.500%, 12/01/16	11,841
33,460	7.500%, 06/15/21	37,224

		186,308

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 2.2%
	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., (Ireland),
3,000	7.375%, 10/15/17	3,214
15,874	7.375%, 10/15/17 (e)	17,025
24,950	9.125%, 10/15/20 (e)	25,948
6,200	9.125%, 10/15/20	6,463
7,748	9.125%, 10/15/20 (e)	8,097
	Ball Corp.,
6,945	5.000%, 03/15/22	7,292
9,450	5.750%, 05/15/21	10,171
4,125	6.750%, 09/15/20	4,558
1,710	7.125%, 09/01/16	1,855
1,650	7.375%, 09/01/19	1,844
	Berry Plastics Corp.,
18,243	9.500%, 05/15/18	19,702
11,120	9.750%, 01/15/21	12,315
4,630	VAR, 4.343%, 09/15/14	4,561
5,450	VAR, 5.205%, 02/15/15	5,453
1,500	BWAY Holding Co., 10.000%, 06/15/18	1,664
	Constar International, Inc.,
1,853	8.231%, 05/31/15 (f) (i)	1,854
4,539	VAR, 11.000%, 12/31/17 (f) (i)	4,539
5,375	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	5,939
	Graphic Packaging International, Inc.,
5,200	7.875%, 10/01/18	5,798
4,275	9.500%, 06/15/17	4,713
1,000	Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16	1,140
	Plastipak Holdings, Inc.,
2,016	8.500%, 12/15/15 (e)	2,076
3,500	10.625%, 08/15/19 (e)	3,973
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
11,100	6.875%, 02/15/21	12,016
7,633	7.125%, 04/15/19	8,225
6,700	7.750%, 10/15/16	7,001
29,331	7.875%, 08/15/19	32,631
11,525	8.500%, 05/15/18	11,669
11,125	9.000%, 04/15/19	11,306
23,814	9.875%, 08/15/19	25,183

		268,225

	Metals & Mining — 1.9%
	AK Steel Corp.,
3,187	7.625%, 05/15/20	2,820

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	149

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Metals & Mining — Continued
5,000	8.375%, 04/01/22	4,388
6,243	APERAM, (Luxembourg), 7.750%, 04/01/18 (e)	5,182
	ArcelorMittal, (Luxembourg),
12,050	6.250%, 02/25/22	11,704
5,000	9.850%, 06/01/19	5,700
8,420	Atkore International, Inc., 9.875%, 01/01/18	7,999
	Commercial Metals Co.,
2,000	6.500%, 07/15/17	2,050
4,945	7.350%, 08/15/18	5,155
	FMG Resources August 2006 Pty Ltd., (Australia),
4,187	6.000%, 04/01/17 (e)	3,946
13,188	6.375%, 02/01/16 (e)	12,661
7,537	6.875%, 02/01/18 (e)	7,179
15,636	6.875%, 04/01/22 (e)	14,385
16,267	7.000%, 11/01/15 (e)	15,982
3,875	Gibraltar Industries, Inc., 8.000%, 12/01/15	3,982
8,945	JMC Steel Group, 8.250%, 03/15/18 (e)	9,146
5,745	Murray Energy Corp., 10.250%, 10/15/15 (e)	5,601
2,161	New Gold, Inc., (Canada), 7.000%, 04/15/20 (e)	2,274
7,124	Noranda Aluminum Acquisition Corp., PIK, 4.730%, 05/15/15	6,804
	Novelis, Inc., (Canada),
14,220	8.375%, 12/15/17	15,713
8,905	8.750%, 12/15/20	9,951
3,835	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	3,941
5,385	Ryerson, Inc., 12.000%, 11/01/15	5,479
11,355	Severstal Columbus LLC, 10.250%, 02/15/18	11,696
	Steel Dynamics, Inc.,
8,172	6.125%, 08/15/19 (e)	8,479
8,172	6.375%, 08/15/22 (e)	8,458
7,845	7.625%, 03/15/20	8,531
4,875	Taseko Mines Ltd., (Canada), 7.750%, 04/15/19	4,643
	United States Steel Corp.,
5,467	7.000%, 02/01/18	5,563
11,440	7.375%, 04/01/20	11,297
4,700	7.500%, 03/15/22	4,606
1,048	Wolverine Tube, Inc., 6.000%, 06/28/14 (f) (i)	995

		226,310

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 1.3%
	Abitibi-Consolidated Co. of Canada, (Canada),
8,431	6.000%, 06/20/13 (d)	21
15,841	7.750%, 06/15/11 (d)	40
20,371	8.375%, 04/01/15 (d)	51
	Abitibi-Consolidated, Inc.,
3,880	7.400%, 04/01/18 (d)	10
2,425	7.500%, 04/01/28 (d)	6
680	8.550%, 08/01/10 (d)	2
44,081	8.850%, 08/01/30 (d)	110
18,760	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	20,073
8,250	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20	9,116
	Cascades, Inc., (Canada),
7,535	7.750%, 12/15/17	7,818
3,134	7.875%, 01/15/20	3,251
4,200	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (e)	4,347
6,667	Louisiana-Pacific Corp., 7.500%, 06/01/20	7,234
78,532	NewPage Corp., 11.375%, 12/31/14 (d)	53,205
950	P.H. Glatfelter Co., 7.125%, 05/01/16	971
3,200	Potlatch Corp., 7.500%, 11/01/19	3,400
31,111	Resolute Forest Products, 10.250%, 10/15/18	35,622
	Sappi Papier Holding GmbH, (Austria),
1,100	6.625%, 04/15/21 (e)	1,017
2,350	7.750%, 07/15/17 (e)	2,456
2,125	8.375%, 06/15/19 (e)	2,237
	Smurfit-Stone Container Enterprises, Inc.,
25,818	8.000%, 03/15/17 (d) (f) (i)	516
19,431	8.375%, 07/01/12 (d) (f) (i)	389

		151,892

	Total Materials	1,025,660

	Telecommunication Services — 6.5%
	Diversified Telecommunication Services — 2.4%
	Cincinnati Bell, Inc.,
37	7.000%, 02/15/15	37
3,125	8.250%, 10/15/17	3,344
6,061	8.375%, 10/15/20	6,425
960	8.750%, 03/15/18	969
32,885	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e)	32,556
	Frontier Communications Corp.,
6,340	7.125%, 03/15/19	6,689
10,000	7.125%, 01/15/23	10,175

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
11	8.250%, 05/01/14	12
3,945	8.250%, 04/15/17	4,398
32,345	8.500%, 04/15/20	36,065
3,945	8.750%, 04/15/22	4,399
8,324	9.250%, 07/01/21	9,489
	Level 3 Communications, Inc.,
14,386	8.875%, 06/01/19	14,674
10,625	11.875%, 02/01/19	11,847
	Level 3 Financing, Inc.,
15,683	7.000%, 06/01/20 (e)	15,604
24,781	8.125%, 07/01/19	25,958
22,010	8.625%, 07/15/20	23,551
22,220	9.375%, 04/01/19	24,331
2,000	10.000%, 02/01/18	2,195
10,165	PAETEC Holding Corp., 8.875%, 06/30/17 (m)	11,004
3,115	Qwest Communications International, Inc., 8.000%, 10/01/15	3,260
	Windstream Corp.,
950	7.000%, 03/15/19	962
4,695	7.500%, 06/01/22	4,789
4,820	7.750%, 10/15/20	5,061
4,500	7.750%, 10/01/21	4,725
11,235	7.875%, 11/01/17	12,218
210	8.125%, 08/01/13	222
5,190	8.125%, 09/01/18	5,527

		280,486

	Wireless Telecommunication Services — 4.1%
4,160	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	4,472
51,422	Cricket Communications, Inc., 7.750%, 10/15/20	49,879
1,370	Crown Castle International Corp., 9.000%, 01/15/15	1,481
4,270	iPCS, Inc., VAR, 2.570%, 05/01/13	4,238
30,866	MetroPCS Wireless, Inc., 6.625%, 11/15/20	31,946
40,108	Nextel Communications, Inc., 7.375%, 08/01/15 (m)	40,308
	NII Capital Corp.,
22,662	7.625%, 04/01/21	17,506
23,045	8.875%, 12/15/19	18,724
7,455	10.000%, 08/15/16	7,213
	SBA Telecommunications, Inc.,
1,674	5.750%, 07/15/20 (e)	1,750
666	8.250%, 08/15/19	739

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — Continued
	Sprint Capital Corp.,
6,539	6.900%, 05/01/19	6,694
8,933	8.750%, 03/15/32	9,023
	Sprint Nextel Corp.,
52,116	6.000%, 12/01/16 (m)	53,158
5,520	7.000%, 03/01/20 (e)	6,045
79,790	7.000%, 08/15/20	81,585
6,500	8.375%, 08/15/17	7,150
41,472	9.000%, 11/15/18 (e)	48,937
17,985	9.125%, 03/01/17	20,143
5,758	11.500%, 11/15/21	7,198
8,427	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, (Ireland), 7.748%, 02/02/21 (e)	8,680
	VimpelCom Holdings B.V., (Netherlands),
4,550	6.255%, 03/01/17 (e)	4,626
11,900	7.504%, 03/01/22 (e)	12,078
1,300	VAR, 4.461%, 06/29/14 (e)	1,302
	Wind Acquisition Finance S.A., (Luxembourg),
5,934	7.250%, 02/15/18 (e)	5,430
12,350	7.250%, 02/15/18 (e)	11,362
26,735	11.750%, 07/15/17 (e)	24,462
11,547	Wind Acquisition Holdings Finance S.A., (Luxembourg), PIK, 12.250%, 07/15/17 (e)	8,083

		494,212

	Total Telecommunication Services	774,698

	Utilities — 3.9%
	Electric Utilities — 0.0% (g)
750	PNM Resources, Inc., 9.250%, 05/15/15	858

	Gas Utilities — 0.1%
	Genesis Energy LP/Genesis Energy Finance Corp.,
9,420	7.875%, 12/15/18	9,914
4,800	7.875%, 12/15/18 (e)	5,052

		14,966

	Independent Power Producers & Energy Traders — 2.5%
	AES Eastern Energy LP,
1,310	9.000%, 01/02/17 (d) (f) (i)	52
12,770	9.670%, 01/02/29 (d) (f) (i)	511
	Calpine Corp.,
10,011	7.250%, 10/15/17 (e)	10,712
52,250	7.500%, 02/15/21 (e)	57,998
30,050	7.875%, 01/15/23 (e)	33,956

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	151

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — Continued
	Dynegy Holdings LLC,
12,200	7.125%, 05/15/18 (d)	7,259
3,900	7.500%, 06/01/15 (d)	2,321
48,825	7.750%, 06/01/19 (d)	29,295
151	8.375%, 05/01/16 (d)	91
41,590	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, 7.670%, 11/08/16 (d)	26,618
	Edison Mission Energy,
13,102	7.000%, 05/15/17	6,878
58,706	7.200%, 05/15/19 (m)	30,674
462	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	381
	GenOn Energy, Inc.,
2,600	7.875%, 06/15/17 (m)	2,746
21,373	9.875%, 10/15/20	23,430
	Homer City Funding LLC,
4,485	8.137%, 10/01/19	4,507
8,792	8.734%, 10/01/26	8,836
9,806	Midwest Generation LLC, 8.560%, 01/02/16	8,629
	NRG Energy, Inc.,
9,145	7.625%, 05/15/19	9,557
28,448	7.875%, 05/15/21	30,439
1,974	Ormat Funding Corp., 8.250%, 12/30/20 (m)	1,836
10,661	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.250%, 11/01/15	3,145

		299,871

	Multi-Utilities — 1.3%
14,006	Energy Future Holdings Corp., 9.750%, 10/15/19	14,951
1,300	Energy Future Intermediate Holding Co. LLC, 9.750%, 10/15/19	1,388
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
105,190	10.000%, 12/01/20	118,076
12,450	11.750%, 03/01/22 (e)	13,259

		147,674

	Total Utilities	463,369

	Total Corporate Bonds (Cost $8,739,067)	9,194,579

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 0.7%
		Consumer Discretionary — 0.3%
		Automobiles — 0.3%
1,318		General Motors Co. (a)	28,149
211		Motors Liquidation Co. GUC Trust (a)	3,015

			31,164

		Broadcasting & Cable TV — 0.0% (g)
9,055		Adelphia Recovery Trust (f) (i)	41

		Hotels, Restaurants & Leisure — 0.0% (g)
7,940		Real Mex Restaurants, Inc., ADR (a) (f) (i)	453

		Leisure Equipment & Products — 0.0% (g)
458		New True Temper Holdings Corp., Inc. (a) (f) (i)	293

		Specialty Retail — 0.0% (g)
131		Neebo, Inc. (a) (f) (i)	460

		Total Consumer Discretionary	32,411

		Consumer Staples — 0.0% (g)
		Food Products — 0.0% (g)
585		Eurofresh, Inc., ADR (a) (f) (i)	—

		Financials — 0.2%
		Diversified Financial Services — 0.2%
1,170		Capmark Financial Group, Inc. (a)	29,726

		Health Care — 0.0% (g)
		Health Care Providers & Services — 0.0% (g)
—	(h)	Magellan Health Services, Inc. (a)	6

		Industrials — 0.0% (g)
		Marine — 0.0% (g)
15		General Maritime Corp. (a) (f) (i)	444

		Information Technology — 0.1%
		Computers & Peripherals — 0.0% (g)
616		Stratus Technologies Bermuda Holdings, Ltd., (Bermuda) (a) (f) (i)	—

		Semiconductors & Semiconductor Equipment — 0.1%
561		Magnachip Semiconductor Corp., (Luxembourg) (a)	7,575

		Total Information Technology	7,575

		Materials — 0.1%
		Construction Materials — 0.0% (g)
399		U.S. Concrete, Inc. (a)	2,518

		Containers & Packaging — 0.0% (g)
58		Constar International, Inc., ADR (a) (f) (i)	45

		Metals & Mining — 0.0% (g)
46		Wolverine Tube, Inc., ADR, (a) (f) (i)	835

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Paper & Forest Products — 0.1%
406	Resolute Forest Products, (Canada) (a)	5,102

	Total Materials	8,500

	Utilities – 0.0% (g)
	Independent Power Producers & Energy Traders – 0.0% (g)
106	Somerset Cayuga Holding Co., Inc. (a)	1,587

	Total Common Stocks (Cost $89,189)	80,249

Preferred Stocks — 0.9%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
700	General Motors Co., 4.750%, 12/01/13	24,981

	Media — 0.0% (g)
77	Spanish Broadcasting System, Inc. (a) (f) (i)	—	(h)
1	Spanish Broadcasting System, Inc., Series B, PIK, 10.750%, 07/02/12 ($1,000 par value) @ (a) (f) (i)	415

		415

	Total Consumer Discretionary	25,396

	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
1	Eurofresh, Inc., ADR, PIK, 15.000%, 11/18/16 # (f) (i)	—

	Financials — 0.7%
	Commercial Banks — 0.2%
5	Bank of America Corp., Series L, 7.250%, 01/30/13 ($1,000 par value) @	5,285
95	CoBank ACB, 11.000%, 07/01/13 ($50 par value) @ (e)	5,097
161	CoBank ACB, 11.000%, 10/01/14 ($50 par value) @	8,935
112	CoBank ACB, 7.000%, 07/02/12 ($50 par value) @ (e)	5,737

		25,054

	Consumer Finance — 0.3%
20	Ally Financial, Inc., 7.000%, 07/02/12 ($1,000 par value) @ (e)	18,098
326	Citigroup Capital XIII, VAR, 7.875%, 10/30/40	9,002
226	GMAC Capital Trust I, VAR, 8.125%, 02/15/40	5,609

		32,709

	Insurance — 0.2%
423	Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 (a)	11,913

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
10	XLIT Ltd., (Cayman Islands), VAR, 3.575%, 10/29/49	7,360

		19,273

	Total Financials	77,036

	Information Technology — 0.0% (g)
	Computers & Peripherals — 0.0% (g)
140	Stratus Technologies Bermuda Holdings, Ltd., (Bermuda), (a) (f) (i)	—

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
6	Constar International, Inc., Class A, 11.000% (a) (f) (i)	1,254

	Total Preferred Stocks (Cost $112,723)	103,686

PRINCIPAL AMOUNT($)
Loan Participations & Assignments — 12.1%
	Consumer Discretionary — 4.8%
	Auto Components — 0.4%
	Autoparts Holdings Ltd., Term Loan,
2,788	VAR, 6.500%, 07/29/17	2,744
1,421	VAR, 6.500%, 07/29/17	1,399
7	VAR, 6.500%, 07/29/17	7
4	VAR, 6.500%, 07/29/17	4
17,309	Remy International, Term Loan B, VAR, 6.250%, 12/16/16	17,280
	UCI International, Inc., Term Loan,
909	VAR, 5.500%, 07/26/17	911
2	VAR, 5.500%, 07/26/17	2
16,970	Wabash, Initial Term Loan, VAR, 6.000%, 05/08/19	17,076

		39,423

	Automobiles — 0.3%
37,489	Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	38,115

	Broadcasting & Cable TV — 0.0% (g)
4,240	WideOpenWest, Term Loan, VAR, 6.250%, 07/17/18	4,237
2,012	Yankee Cable (RCN Telecom), Term Loan B, VAR, 5.250%, 08/26/16	2,013

		6,250

	Diversified Consumer Services — 0.2%
1,767	Realogy Corp., Extended Synthetic Commitments, VAR, 4.496%, 10/10/16	1,706

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	153

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Diversified Consumer Services — Continued
23,949	Realogy Corp., Extended Term Loan, VAR, 4.489%, 10/10/16	23,119
139	Realogy Corp., Non-Extended Synthetic Commitment, VAR, 3.246%, 10/10/13	129

		24,954

	Gaming — 1.0%
23,275	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.486%, 01/28/18	20,460
62,620	Caesars Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 3.236%, 01/28/15	59,384
10,028	CCM Merger, Inc., Term Loan, VAR, 6.000%, 03/01/17	9,929
7,085	Graton Economic Development, Term Loan B, VAR, 08/20/18 ^	7,091
10,850	Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	10,877
8,675	ROC Finance LLC, Funded Term B Loan, VAR, 8.500%, 08/19/17	8,805

		116,546

	Hotels, Restaurants & Leisure — 0.1%
5,672	Landry’s, Inc., Term Loan, VAR, 6.500%, 04/24/18	5,731
1,202	MTL Publishing LLC, Term B Loan, VAR, 5.500%, 06/29/18	1,210
4,548	MTL Publishing LLC, Term Loan, VAR, 5.500%, 06/29/18	4,579
	Outback (OSI Restaurant), Prefunded RC Commitment,
265	VAR, 0.060%, 06/14/13	263
88	VAR, 2.563%, 06/14/13	87
4,419	Outback (OSI Restaurant), Term Loan B, VAR, 2.563%, 06/14/14	4,388

		16,258

	Leisure Equipment & Products — 0.1%
	Freedom Group, Inc., Term B Loan,
11,385	VAR, 5.500%, 04/19/19	11,420
146	VAR, 5.500%, 04/19/19	147
29	VAR, 6.500%, 04/19/19	29

		11,596

	Media — 1.8%
7,880	Barrington Broadcasting, Tranche 2 Term Loan, VAR, 7.500%, 06/14/17	7,932
5,595	Cengage Learning Acquisitions, Extended Tranche B Term Loan, VAR, 0.068%, 07/05/17	4,899

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
16,957	Cengage Learning Acquisitions, Term Loan, VAR, 2.490%, 07/03/14	15,611
57,722	Clear Channel Communications, Inc., Term Loan B, VAR, 3.881%, 01/29/16	44,699
6,578	Cumulus Media, Term Loan, VAR, 5.750%, 09/17/18	6,589
	Entercom Radio LLC, Term Loan,
5,660	VAR, 6.250%, 11/23/18	5,702
1,009	VAR, 6.250%, 11/23/18	1,017
4,783	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	4,788
2,605	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/28/17	2,609
2,425	Hubbard Radio LLC, 2nd Lien Term Loan C, VAR, 8.750%, 04/30/18	2,449
17,304	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	17,320
3,820	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	3,841
	R.H. Donnelley, Inc., Exit Term Loan,
5,389	VAR, 9.000%, 10/24/14	3,098
4,471	VAR, 9.000%, 10/24/14	2,571
1,819	VAR, 9.000%, 10/24/14	1,046
27,203	Radio One, Term Loan, VAR, 7.500%, 03/31/16	27,203
53,592	Univision Communications, Inc., Existing 1st Lien Term Loan, VAR, 4.481%, 03/31/17	51,809
4,482	Univision Communications, Inc., Existing First Lien Term Loan, VAR, 2.231%, 09/29/14	4,452
16,863	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (f) (i)	5,565

		213,200

	Specialty Retail — 0.9%
	Claire’s Stores, Initial Term Loan (A&R),
37,488	VAR, 2.981%, 05/29/14	36,780
16,139	VAR, 3.197%, 05/29/14	15,834
	Gymboree, Initial Term Loan (A&R),
35,082	VAR, 5.000%, 02/23/18	33,942
4,716	VAR, 5.000%, 02/23/18	4,563
	J. Crew, 1st Lien Term Loan,
7,595	VAR, 4.750%, 03/07/18	7,585
3,788	VAR, 4.750%, 03/07/18	3,783
3,617	VAR, 4.750%, 03/07/18	3,613

		106,100

	Total Consumer Discretionary	572,442

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Consumer Staples — 1.0%
	Food & Staples Retailing — 0.6%
15,719	Rite Aid Corp., 1st Lien Term Loan 5, VAR, 4.500%, 03/03/18	15,527
	Rite Aid Corp., Tranche 2 Term Loan,
9,936	VAR, 1.990%, 06/04/14	9,805
8,393	VAR, 1.990%, 06/04/14	8,283
10,012	VAR, 2.000%, 06/04/14	9,881
25,220	SUPERVALU, Inc., Term Loan, VAR, 08/03/18 ^	25,209

		68,705

	Food Products — 0.2%
3,649	Del Monte Corp., Term Loan, VAR, 4.500%, 03/08/18	3,600
	High Liner Foods, Inc., Term Loan,
6,056	VAR, 7.000%, 12/19/17	6,049
93	VAR, 7.000%, 12/19/17	92
	Pierre Foods, Inc., 1st Lien Term Loan,
10,224	VAR, 7.000%, 09/30/16	10,270
26	VAR, 7.000%, 09/30/16	26
6,160	Pierre Foods, Inc., 2nd Lien Term Loan, VAR, 11.250%, 09/29/17	6,197

		26,234

	Personal Products — 0.2%
19,972	Visant Corp., Tranche B Term Loans, VAR, 5.250%, 12/22/16	19,257

	Total Consumer Staples	114,196

	Energy — 0.7%
	Oil, Gas & Consumable Fuels — 0.7%
11,793	Arch Coal, Term Loan, VAR, 5.750%, 05/16/18	11,778
28,500	Chesapeake Energy, Term Loan, VAR, 8.500%, 12/02/17	28,561
15,662	MEG Energy Corp., Term Loan B, VAR, 4.000%, 03/18/18	15,680
22,736	NGPL PipeCo LLC, Term Loan, VAR, 6.750%, 09/15/17	22,793
	Patriot Coal, DIP Term Loan,
1,030	VAR, 9.250%, 10/02/13	1,041
2,060	VAR, 9.250%, 10/02/13	2,083

	Total Energy	81,936

	Financials — 0.5%
	Capital Markets — 0.1%
16,938	Pinafore LLC/Pinafore, Inc., Term Loan B1, VAR, 4.250%, 09/29/16	16,983

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 0.2%
7,065	International Lease Finance Corp., Term Loan, VAR, 4.750%, 04/12/16	7,136
2,700	Nuveen Investments, Inc., 1st Lien Term Loan, VAR, 7.250%, 05/13/17	2,712
17,605	Ocwen Financial Corp., Term Loan, VAR, 7.000%, 09/01/16	17,715

		27,563

	Insurance — 0.0% (g)
1,807	CNO Financial Group, Inc., Term Loan B1, VAR, 6.250%, 09/30/16	1,811
973	USI Holdings Corp., Series C, New Term Loan, VAR, 7.000%, 05/05/14	974

		2,785

	Real Estate Investment Trusts (REITs) — 0.1%
	iStar, Term Loan A-1,
8,676	VAR, 5.000%, 06/28/13	8,682
3,839	VAR, 5.000%, 06/28/13	3,842

		12,524

	Thrifts & Mortgage Finance — 0.1%
7,615	Homeward Residential, Inc., Initial Term Loan, VAR, 8.250%, 08/08/17	7,625

	Total Financials	67,480

	Health Care — 0.5%
	Health Care Providers & Services — 0.2%
	Community Health Systems, Inc., Extended Term Loan,
945	VAR, 3.923%, 01/25/17	946
25	VAR, 3.961%, 01/25/17	25
	Community Health Systems, Inc., Non Extended B-1 Term Loan,
27	VAR, 2.483%, 07/25/14	27
66	VAR, 2.672%, 07/25/14	66
11	VAR, 2.673%, 07/25/14	11
5,423	HMA, Term Loan B, VAR, 4.500%, 11/16/18	5,435
990	IASIS Healthcare, 1st Lien Term Loan B, VAR, 5.000%, 05/03/18	974
7,116	inVentiv Health, Consolidated Term Loan, VAR, 6.500%, 08/04/16	6,621
9,660	National Mentor Holdings, Inc., Tranche B Term Loans, VAR, 7.000%, 02/09/17	9,506

		23,611

	Pharmaceuticals — 0.3%
17,855	Aptalis Pharma, Inc., Term B-2 Loan, VAR, 5.500%, 02/10/17	17,788

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	155

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
		Pharmaceuticals — Continued
		Aptalis Pharma, Inc., Term Loan,
18,338		VAR, 5.500%, 02/10/17	18,270
1,977		VAR, 5.500%, 02/10/17	1,970
—	(h)	Catalent Pharma Solutions, Inc., Dollar Term-2 Loan, VAR, 5.250%, 09/15/17	—	(h)

			38,028

		Total Health Care	61,639

		Industrials — 1.1%
		Aerospace & Defense — 0.1%
7,623		Ducommun, Inc., Term Loan, VAR, 5.500%, 06/28/17	7,623

		Airlines — 0.1%
10,319		Delta Air Lines, Inc., New Term Loan, VAR, 4.250%, 03/07/16	10,165
1,970		United Airlines, Term Loan B, VAR, 2.250%, 02/01/14	1,942

			12,107

		Building Products — 0.1%
		Nortek, Inc., 1st Lien Term Loan,
11,745		VAR, 5.250%, 04/26/17	11,833
34		VAR, 5.250%, 04/26/17	34
21		VAR, 6.250%, 04/26/17	22
		Roofing Supply Group, Initial Term Loan,
1,183		VAR, 6.500%, 05/31/19	1,188
1,352		VAR, 6.500%, 05/31/19	1,357
33		VAR, 6.500%, 05/31/19	33

			14,467

		Commercial Services & Supplies — 0.6%
4,109		BakerCorp. International, Term Loan, VAR, 4.750%, 06/01/18	4,091
14,165		Cenveo Corp., Term Loan B, VAR, 6.625%, 12/21/16	14,157
		Harland Clarke Holdings Corp., Extended Tranche B-2 Term Loan,
2,172		VAR, 5.482%, 06/30/17	1,915
6,082		VAR, 5.482%, 06/30/17	5,362
2,313		VAR, 5.482%, 06/30/17	2,039
1,802		VAR, 5.482%, 06/30/17	1,589
2,130		VAR, 5.711%, 06/30/17	1,878
		Harland Clarke Holdings Corp., Non-Extended Tranche B-1 TL,
8,689		VAR, 2.732%, 06/30/14	7,776
3,304		VAR, 2.732%, 06/30/14	2,957
3,103		VAR, 2.732%, 06/30/14	2,777

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
2,574	VAR, 2.732%, 06/30/14	2,304
3,042	VAR, 2.961%, 06/30/14	2,723
14,305	Sourcehov LLC, 1st Lien Term B Loan, VAR, 6.625%, 04/28/17	13,715
7,680	Sourcehov LLC, 2nd Lien Term Loan, VAR, 10.500%, 04/30/18	6,656

		69,939

	Industrial Conglomerates — 0.1%
11,053	BOC Edwards, Extended Term Loan, VAR, 5.500%, 05/31/16	11,016
344	BOC Edwards, New Term Loan, VAR, 5.500%, 05/31/16	343

		11,359

	Machinery — 0.1%
6,125	Intelligrated, Inc., 1st Lien Term Loan, VAR, 6.750%, 07/30/18	6,064
4,125	WireCo WorldGroup, Term Loan, VAR, 6.000%, 02/15/17	4,151

		10,215

	Total Industrials	125,710

	Information Technology — 1.6%
	Communications Equipment — 0.3%
4,667	Avaya, Inc., Term Loan B-1, VAR, 3.177%, 10/24/14	4,481
15,385	Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 4.927%, 10/26/17	13,747
	Syniverse Holdings, Inc., Initial Term Loan,
13,766	VAR, 5.000%, 04/23/19	13,705
35	VAR, 5.000%, 04/23/19	35

		31,968

	Computers & Peripherals — 0.0% (g)
	Sealed Air, Term Loan B,
796	VAR, 4.750%, 10/03/18	800
919	VAR, 4.750%, 10/03/18	924
252	Stratus Technologies, Inc., 2nd Lien, VAR, 5.240%, 06/30/15	145

		1,869

	Electronic Equipment, Instruments & Components — 0.1%
10,412	CDW Corp., Extended Term Loan, VAR, 4.000%, 07/15/17	10,284
2,748	Oberthur Technologies, Facility B3, VAR, 6.252%, 11/30/18	2,714
1,430	Sensus USA, Inc., Term Loan, VAR, 8.500%, 05/09/18	1,419

		14,417

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Internet Software & Services — 0.2%
21,093	Go Daddy Group, Inc. (The), Tranche B-1 Term Loan, VAR, 5.500%, 12/17/18	20,711
175	Saber, Inc., Term Loan B Extended, VAR, 5.982%, 09/30/17	171
6,698	Softlayer Technologies, Inc., Term Loan, VAR, 7.250%, 11/09/16	6,715

		27,597

	IT Services — 0.4%
13,681	Ceridian Corp., Extended U.S. Term Loan, VAR, 5.989%, 05/09/17	13,675
20,200	First Data Corp., Extended 2018 Dollar Term Loan, VAR, 4.237%, 03/26/18	19,072
3,026	First Data Corp., Non-Extended B-1 3/12 Term, VAR, 2.987%, 09/24/14	2,982
9,037	First Data Corp., Non-Extended B-3 3/12 Term, VAR, 2.986%, 09/24/14	8,908
4,333	Interactive Data Corp., Term Loan B, VAR, 4.500%, 02/11/18	4,340
4,959	Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.208%, 01/30/17 (f) (i)	4,509

		53,486

	Semiconductors & Semiconductor Equipment — 0.4%
23,958	Freescale Semiconductor, Inc., Tranche B-1 Term Loan, VAR, 4.496%, 12/01/16	22,985
8,611	NXP B.V., Tranche A-2 Loan, VAR, 5.500%, 03/03/17	8,713
11,347	NXP B.V., Tranche B Loan, VAR, 5.250%, 03/19/19	11,375

		43,073

	Software — 0.2%
	Attachmate Corp., 1st Lien Term Loan,
5,838	VAR, 7.250%, 11/22/17	5,879
112	VAR, 7.250%, 11/22/17	112
12,755	Magic Newco, LLC, 1st Lien Term Loan, VAR, 7.250%, 12/12/18	12,649

		18,640

	Total Information Technology	191,050

	Materials — 0.9%
	Chemicals — 0.5%
	AZ Chem U.S., Inc., Term Loan,
7,013	VAR, 7.250%, 12/22/17	7,060
825	VAR, 7.250%, 12/22/17	831
7,925	Cristal Inorganic Chemicals (Millennium), 2nd Lien, VAR, 6.211%, 11/15/14	7,885
15,890	Momentive Performance, Tranche B-1B Term Loan, VAR, 3.750%, 05/05/15	14,924

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
	Nexeo Solutions, Term Loan,
714	VAR, 5.000%, 09/08/17	695
545	VAR, 5.000%, 09/08/17	531
491	VAR, 5.000%, 09/08/17	478
	PL Propylene LLC, Term Loan,
8,107	VAR, 7.000%, 03/27/17	8,147
20	VAR, 7.000%, 03/27/17	21
20	VAR, 7.000%, 03/27/17	20
	PolyOne, Term Loan B,
8,113	VAR, 5.000%, 12/20/17	8,137
96	VAR, 5.000%, 12/20/17	96
18,160	Trinseo, 1st Lien Term Loan, VAR, 8.000%, 08/02/17	16,911

		65,736

	Construction Materials — 0.1%
6,244	Road Infrastructure Investment LLC, Term Loan, VAR, 6.250%, 03/30/18	6,213

	Containers & Packaging — 0.2%
	BWAY Holding Co., Replacement Term Loan B,
550	VAR, 4.500%, 02/23/18	550
33	VAR, 4.500%, 02/23/18	33
	BWAY Holding Co., Replacement Term Loan C,
52	VAR, 4.500%, 02/23/18	52
7	VAR, 4.500%, 02/23/18	7
	Reynolds Group Holdings, 2011 TR. C Term Loan,
13,196	VAR, 6.500%, 08/09/18	13,363
34	VAR, 6.500%, 08/09/18	34
	Reynolds Group Holdings, TR. B Term Loan,
5,813	VAR, 6.500%, 02/09/18	5,846
5,162	VAR, 6.500%, 02/09/18	5,192
3,007	VAR, 6.500%, 02/09/18	3,024
15	VAR, 6.500%, 02/09/18	15
13	VAR, 6.501%, 02/09/18	13
8	VAR, 6.501%, 02/09/18	8

		28,137

	Metals & Mining — 0.1%
4,545	Noranda Aluminum, Term B Loan, VAR, 5.750%, 02/28/19	4,564
2,466	Novelis, Inc., Term Loan, VAR, 4.000%, 03/10/17	2,451

		7,015

	Total Materials	107,101

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	157

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
12,800	Level 3 Communications, Inc., Tranche B II Term Loans, VAR, 5.750%, 09/01/18	12,834
5,000	Level 3 Financing, Inc., Term Loan B3, VAR, 5.750%, 09/01/18	5,013
9,500	Zayo Group, Term Loan, VAR, 7.125%, 07/02/19	9,640

	Total Telecommunication Services	27,487

	Utilities — 0.8%
	Independent Power Producers & Energy Traders — 0.8%
7,042	Dynegy Midwest Gen (Coal Co.), Term Loan, VAR, 9.250%, 08/05/16	7,304
19,855	Dynegy Power LLC (Gas Co.), Term Loan, VAR, 9.250%, 08/05/16	20,784
	Texas Competitive Electric, Extended Term Loan,
40,920	VAR, 4.741%, 10/10/17	27,738
6,575	VAR, 4.938%, 10/10/17	4,457
	Texas Competitive Electric, Non-Extended Term Loan,
39,631	VAR, 3.741%, 10/10/14	29,016
6,368	VAR, 3.938%, 10/10/14	4,662
4,521	TPF Generation Holdings LLC, Term Commitment, VAR, 4.711%, 12/15/14	4,425

	Total Utilities	98,386

	Total Loan Participations & Assignments (Cost $1,452,618)	1,447,427

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrants — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
	General Motors Co.,
763	expiring 7/10/16 (Strike Price $10.00) (a)	9,547
763	expiring 7/10/19 (Strike Price $18.33) (a)	5,765

		15,312

	Specialty Retail — 0.0% (g)
164	Neebo, Inc., expiring 6/20/2019 (Strike Price $1.00) (a) (f) (i)	—

	Total Consumer Discretionary	15,312

	Industrials — 0.0% (g)
	Marine — 0.0% (g)
23	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (f) (i)	—

	Total Warrants (Cost $27,306)	15,312

SHARES
Short-Term Investments — 5.4%
	Investment Companies — 5.4%
637,042	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.120% † (b) (l)	637,042
15,004	JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.010% (b) (l)	15,004

	Total Short-Term Investments (Cost $652,046)	652,046

	Total Investments — 96.8% (Cost $11,193,995)	11,620,819
	Other Assets in Excess of Liabilities — 3.2%	381,362

	NET ASSETS — 100.0%	$12,002,181

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

Credit Default Swaps — Sell Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/12 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
Barclays Bank plc:
Supervalu, Inc., 8.000%, 05/01/16	5.000% quarterly	09/20/15	10.715%	$5,000	$(655)	$833

[1]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	159

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 2.6%
706	AH Mortgage Advance Trust, (Cayman Islands), Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	711
	Ally Auto Receivables Trust,
98	Series 2010-3, Class A4, 1.550%, 08/17/15	99
123	Series 2010-4, Class A3, 0.910%, 11/17/14	123
750	Series 2010-4, Class A4, 1.350%, 12/15/15	760
992	Series 2011-3, Class A3, 0.970%, 08/17/15	997
1,053	Series 2011-4, Class A4, 1.140%, 06/15/16	1,066
889	Series 2012-1, Class A4, 1.210%, 07/15/16	905
829	Series 2012-2, Class A3, 0.740%, 04/15/16	834
693	Series 2012-3, Class A3, 0.850%, 08/15/16	698
795	Series 2012-4, Class A3, 0.590%, 01/17/17	797
	AmeriCredit Automobile Receivables Trust,
652	Series 2011-3, Class A3, 1.170%, 01/08/16	655
1,992	Series 2011-5, Class A3, 1.550%, 07/08/16	2,024
471	Series 2012-1, Class A3, 1.230%, 09/08/16	476
	Bank of America Auto Trust,
16	Series 2010-2, Class A3, 1.310%, 07/15/14	16
589	Series 2012-1, Class A3, 0.780%, 06/15/16	592
192	Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3, 0.910%, 08/08/13	192
	CNH Equipment Trust,
1,122	Series 2011-A, Class A3, 1.200%, 05/16/16	1,129
1,001	Series 2011-B, Class A3, 0.910%, 08/15/16	1,004
493	Series 2012-A, Class A3, 0.940%, 05/15/17	497
565	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	568
251	CS First Boston Mortgage Securities Corp., Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	246
407	Discover Card Master Trust, Series 2012-A1, Class A1, 0.810%, 08/15/17	410
	Ford Credit Auto Owner Trust,
724	Series 2011-B, Class A3, 0.840%, 06/15/15	727
1,052	Series 2012-A, Class A3, 0.840%, 08/15/16	1,058
700	Series 2012-B, Class A3, 0.720%, 12/15/16	703
	Honda Auto Receivables Owner Trust,
310	Series 2011-1, Class A4, 1.800%, 04/17/17	316
337	Series 2012-1, Class A4, 0.970%, 04/16/18	341
413	Series 2012-2, Class A3, 0.700%, 02/16/16	416
	Huntington Auto Trust,
2,000	Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	2,032
385	Series 2012-1, Class A3, 0.810%, 09/15/16	387

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hyundai Auto Receivables Trust,
185	Series 2010-B, Class A4, 1.630%, 03/15/17	189
810	Series 2011-B, Class A4, 1.650%, 02/15/17	828
	John Deere Owner Trust,
490	Series 2011-A, Class A3, 1.290%, 01/15/16	493
957	Series 2012-A, Class A3, 0.750%, 03/15/16	961
741	Series 2012-B, Class A3, 0.530%, 07/15/16	741
	Mercedes-Benz Auto Receivables Trust,
6	Series 2010-1, Class A3, 1.420%, 08/15/14	6
682	Series 2011-1, Class A3, 0.850%, 03/16/15	684
916	Nissan Auto Receivables Owner Trust, Series 2012-A, Class A4, 1.000%, 07/16/18	934
2,718	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.861%, 10/25/34	2,587
900	RAMP Trust, Series 2006-RZ1, Class A3, VAR, 0.536%, 03/25/36	789
	Santander Drive Auto Receivables Trust,
752	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	754
822	Series 2012-1, Class A3, 1.490%, 10/15/15	832
357	Series 2012-2, Class A2, 0.910%, 05/15/15	358
132	Series 2012-3, Class A3, 1.080%, 04/15/16	133
480	Series 2012-5, Class A3, 0.830%, 12/15/16	482
682	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	682
339	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 06/15/16 (e)	340
204	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.506%, 06/25/35	202
1,373	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.639%, 10/15/15 (e)	1,395
1,276	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A3, 0.850%, 08/22/16	1,284

	Total Asset-Backed Securities (Cost $35,139)	35,453

Collateralized Mortgage Obligations — 31.8%
	Agency CMO — 30.7%
328	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	353
	Federal Home Loan Mortgage Corp. REMICS,
76	Series 1578, Class K, 6.900%, 09/15/23	87
421	Series 2110, Class PG, 6.000%, 01/15/29	452
80	Series 2355, Class BP, 6.000%, 09/15/16	85
138	Series 2391, Class QR, 5.500%, 12/15/16	146
100	Series 2427, Class LW, 6.000%, 03/15/17	107
98	Series 2436, Class MC, 7.000%, 04/15/32	114
129	Series 2441, Class GF, 6.500%, 04/15/32	149

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
199	Series 2505, Class D, 5.500%, 09/15/32	230
179	Series 2525, Class AM, 4.500%, 04/15/32	205
452	Series 2544, Class KE, 5.500%, 12/15/32	512
806	Series 2557, Class HL, 5.300%, 01/15/33	892
80	Series 2558, Class BD, 5.000%, 01/15/18	85
406	Series 2564, Class NK, 5.000%, 02/15/18	436
431	Series 2575, Class PE, 5.500%, 02/15/33	479
800	Series 2586, Class WG, 4.000%, 03/15/33	894
53	Series 2594, Class JB, 4.500%, 04/15/18	56
400	Series 2594, Class VU, 5.500%, 03/15/21	415
98	Series 2595, Class HJ, 5.000%, 03/15/23	106
1,000	Series 2596, Class QD, 4.000%, 03/15/33	1,078
103	Series 2602, Class BD, 4.000%, 12/15/22	106
1,272	Series 2611, Class KH, 5.000%, 05/15/18	1,368
885	Series 2621, Class QH, 5.000%, 05/15/33	1,000
1,090	Series 2624, Class QH, 5.000%, 06/15/33	1,224
1,807	Series 2626, Class JC, 5.000%, 06/15/23	2,097
2,180	Series 2632, Class AB, 4.500%, 06/15/18	2,417
110	Series 2648, Class BK, 5.000%, 07/15/33	115
132	Series 2649, Class PJ, 3.500%, 06/15/33	138
152	Series 2649, Class QH, 4.500%, 07/15/18	162
227	Series 2649, Class WB, 3.500%, 07/15/23	249
2,100	Series 2685, Class DT, 5.000%, 10/15/23	2,398
12	Series 2685, Class MB, 4.000%, 03/15/17	12
350	Series 2687, Class JH, 5.000%, 10/15/23	405
331	Series 2692, Class QD, 5.000%, 12/15/22	348
272	Series 2696, Class DG, 5.500%, 10/15/33	321
83	Series 2698, Class PG, 5.000%, 06/15/32	86
500	Series 2699, Class TC, 4.000%, 11/15/18	534
4,936	Series 2701, Class AC, 5.000%, 11/15/23	5,464
57	Series 2707, Class KJ, 5.000%, 11/15/18	61
147	Series 2709, Class PE, 5.000%, 12/15/22	155
130	Series 2725, Class TA, 4.500%, 12/15/33	152
1,380	Series 2733, Class ME, 5.000%, 01/15/34	1,557
275	Series 2744, Class TU, 5.500%, 05/15/32	293
93	Series 2750, Class JB, 4.500%, 02/15/19	98
1,000	Series 2752, Class JB, 4.500%, 02/15/19	1,090
327	Series 2760, Class KT, 4.500%, 09/15/32	344
367	Series 2764, Class TE, 5.000%, 10/15/32	383
1,390	Series 2764, Class UE, 5.000%, 10/15/32	1,481
1,075	Series 2768, Class PK, 5.000%, 03/15/34	1,155
385	Series 2770, Class EV, 4.500%, 09/15/28	416
400	Series 2772, Class VG, 5.000%, 11/15/22	419
150	Series 2773, Class OC, 5.000%, 04/15/19	172
23	Series 2783, Class AB, 4.000%, 10/15/17	23

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
22	Series 2788, Class DA, 5.000%, 10/15/22	22
1,967	Series 2804, Class AM, 5.000%, 03/15/34	2,141
342	Series 2827, Class TE, 5.000%, 04/15/33	359
510	Series 2828, Class JE, 4.500%, 07/15/19	548
100	Series 2843, Class BC, 5.000%, 08/15/19	109
6,700	Series 2852, Class NY, 5.000%, 09/15/33	7,219
635	Series 2864, Class NB, 5.500%, 07/15/33	714
584	Series 2875, Class HB, 4.000%, 10/15/19	636
94	Series 2886, Class HE, 5.000%, 01/15/33	96
254	Series 2888, Class CG, 5.000%, 08/15/33	267
390	Series 2890, Class PD, 5.000%, 03/15/33	402
171	Series 2891, Class LD, 5.000%, 08/15/33	178
700	Series 2896, Class VB, 5.000%, 12/15/25	747
179	Series 2898, Class PE, 5.000%, 05/15/33	186
850	Series 2899, Class HB, 4.000%, 12/15/19	942
196	Series 2899, Class KB, 4.500%, 03/15/19	200
474	Series 2904, Class PD, 5.500%, 03/15/33	487
500	Series 2910, Class BE, 4.500%, 12/15/19	544
383	Series 2920, Class KT, 4.500%, 01/15/20	425
53	Series 2921, Class MD, 5.000%, 06/15/33	55
285	Series 2928, Class NE, 5.000%, 04/15/33	292
500	Series 2929, Class KG, 4.500%, 02/15/20	548
1,000	Series 2934, Class KG, 5.000%, 02/15/35	1,146
122	Series 2948, Class YD, 5.500%, 08/15/33	126
1,000	Series 2957, Class VW, 5.000%, 08/15/24	1,083
1,000	Series 2958, Class ME, 5.500%, 10/15/33	1,044
63	Series 2966, Class XD, 5.500%, 09/15/33	65
520	Series 2968, Class MD, 5.500%, 12/15/33	556
500	Series 2981, Class BC, 4.500%, 05/15/20	551
8,500	Series 2987, Class KG, 5.000%, 12/15/34	8,961
180	Series 2988, Class TY, 5.500%, 06/15/25 (m)	200
4,249	Series 2989, Class TG, 5.000%, 06/15/25	4,647
259	Series 2993, Class PM, 4.500%, 05/15/35	271
251	Series 3004, Class HK, 5.500%, 07/15/35	263
171	Series 3017, Class MK, 5.000%, 12/15/34	182
541	Series 3028, Class ME, 5.000%, 02/15/34 (m)	587
502	Series 3036, Class TE, 5.500%, 12/15/34	538
2,770	Series 3037, Class ND, 5.000%, 01/15/34	2,935
425	Series 3057, Class LD, 5.000%, 07/15/31	428
449	Series 3057, Class PE, 5.500%, 11/15/34	488
1,000	Series 3059, Class CE, 5.000%, 02/15/34	1,057
25	Series 3059, Class PC, 5.500%, 01/15/32	25
4,000	Series 3062, Class HE, 5.000%, 01/15/34	4,261
1,000	Series 3067, Class PK, 5.500%, 05/15/34	1,050
129	Series 3077, Class TO, PO, 04/15/35	124

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	161

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
500	Series 3078, Class PD, 5.500%, 07/15/34	533
151	Series 3080, Class VB, 5.000%, 06/15/25	164
222	Series 3082, Class PW, 5.500%, 12/15/35	257
4,500	Series 3084, Class BH, 5.500%, 12/15/35	5,287
60	Series 3087, Class JB, 5.500%, 03/15/24	61
486	Series 3087, Class KX, 5.500%, 12/15/25	541
218	Series 3095, Class GB, 5.000%, 04/15/24	223
114	Series 3098, Class KE, 5.500%, 09/15/34	119
3,601	Series 3098, Class KG, 5.500%, 01/15/36	4,314
3,800	Series 3102, Class CE, 5.500%, 01/15/26	4,396
17	Series 3115, Class MB, 5.500%, 12/15/20	17
5,500	Series 3117, Class PL, 5.000%, 08/15/34	5,812
226	Series 3121, Class JD, 5.500%, 03/15/26	251
495	Series 3123, Class HT, 5.000%, 03/15/26	558
1,714	Series 3128, Class BE, 5.000%, 05/15/33	1,785
404	Series 3130, Class QD, 5.500%, 07/15/34	416
323	Series 3135, Class JC, 6.000%, 08/15/33	332
424	Series 3136, Class CO, PO, 04/15/36	393
455	Series 3145, Class AJ, 5.500%, 04/15/36	501
6	Series 3147, Class YE, 5.500%, 07/15/24	6
1,320	Series 3150, Class EQ, 5.000%, 05/15/26	1,507
72	Series 3151, Class PD, 6.000%, 11/15/34	74
34	Series 3164, Class QV, 6.500%, 03/15/17	35
1,228	Series 3165, Class JD, 5.500%, 08/15/34	1,283
212	Series 3165, Class ND, 5.500%, 10/15/34	217
863	Series 3184, Class PD, 5.500%, 07/15/34	881
547	Series 3200, Class PO, PO, 08/15/36	528
568	Series 3204, Class NV, 5.000%, 08/15/17	611
1,500	Series 3219, Class PD, 6.000%, 11/15/35	1,662
120	Series 3261, Class MA, 5.500%, 01/15/17	122
455	Series 3270, Class AT, 5.500%, 01/15/37	523
695	Series 3271, Class PB, 6.000%, 12/15/35	756
70	Series 3272, Class PA, 6.000%, 02/15/37	78
2,000	Series 3289, Class ND, 5.500%, 06/15/35	2,113
7,400	Series 3294, Class DB, 4.500%, 03/15/22	8,138
216	Series 3312, Class LB, 5.500%, 11/15/25	225
508	Series 3334, Class CD, 6.000%, 07/15/34	518
392	Series 3337, Class MD, 5.500%, 06/15/27	436
413	Series 3348, Class HT, 6.000%, 07/15/37	474
2,365	Series 3349, Class HE, 5.500%, 07/15/36	2,603
100	Series 3372, Class BD, 4.500%, 10/15/22	111
195	Series 3414, Class A, 4.500%, 07/15/22	204
485	Series 3476, Class VB, 5.500%, 02/15/27	503
350	Series 3493, Class LA, 4.000%, 10/15/23	387
166	Series 3508, Class PK, 4.000%, 02/15/39	176

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
190	Series 3513, Class A, 4.500%, 02/15/39	208
545	Series 3521, Class B, 4.000%, 04/15/24	583
250	Series 3544, Class BC, 4.000%, 06/15/24	273
5,262	Series 3546, Class NB, 4.000%, 06/15/24	5,827
5,000	Series 3562, Class JC, 4.000%, 08/15/24	5,450
5,000	Series 3563, Class BD, 4.000%, 08/15/24	5,465
175	Series 3563, Class LB, 4.000%, 08/15/29	188
265	Series 3571, Class MY, 4.000%, 09/15/24	297
3,000	Series 3575, Class EB, 4.000%, 09/15/24	3,298
5,000	Series 3577, Class B, 4.000%, 09/15/24	5,537
800	Series 3578, Class KB, 4.000%, 09/15/24	875
407	Series 3593, Class PC, 5.000%, 05/15/38	443
3,053	Series 3605, Class NB, 5.500%, 06/15/37	3,318
172	Series 3652, Class A, 4.500%, 11/15/24	180
530	Series 3653, Class B, 4.500%, 04/15/30	595
6,470	Series 3653, Class HJ, 5.000%, 04/15/40	7,057
135	Series 3659, Class BD, 5.000%, 01/15/37	147
530	Series 3659, Class VG, 5.000%, 09/15/34	624
1,185	Series 3677, Class KB, 4.500%, 05/15/40	1,337
3,100	Series 3677, Class PB, 4.500%, 05/15/40	3,458
201	Series 3688, Class GT, VAR, 7.160%, 11/15/46	227
260	Series 3715, Class PC, 4.500%, 08/15/40	295
899	Series 3730, Class PL, 4.500%, 01/15/33	920
2,905	Series 3740, Class BP, 4.500%, 04/15/38	3,093
832	Series 3747, Class HI, IO, 4.500%, 07/15/37	95
1,721	Series 3747, Class PA, 4.000%, 04/15/38	1,841
379	Series 3755, Class ML, 5.500%, 06/15/29	410
1,275	Series 3794, Class LB, 3.500%, 01/15/26	1,387
2,901	Series 3797, Class PA, 4.500%, 08/15/39	3,069
4,136	Series 3819, Class ZQ, 6.000%, 04/15/36	4,843
1,586	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,761
2,800	Series 3874, Class DW, 3.500%, 06/15/21	3,075
1,600	Series 3885, Class AC, 4.000%, 06/15/26	1,773
998	Series 4085, Class FB, VAR, 0.640%, 01/15/39	998
2,496	Federal Home Loan Mortgage Corp. STRIPS, Series 262, Class 35, 3.500%, 07/15/42	2,662
	Federal National Mortgage Association - ACES,
1,732	Series 2011-M2, Class A2, 3.645%, 07/25/21	1,920
3,447	Series 2011-M4, Class A1, 2.548%, 06/25/21	3,641
884	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	900
	Federal National Mortgage Association REMICS,
712	Series 1997-57, Class PN, 5.000%, 09/18/27	781

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
418	Series 1999-51, Class PH, 6.000%, 10/25/29	446
436	Series 2001-63, Class TC, 6.000%, 12/25/31	490
943	Series 2001-81, Class HE, 6.500%, 01/25/32	1,071
49	Series 2002-24, Class AJ, 6.000%, 04/25/17	53
1,037	Series 2002-75, Class GB, 5.500%, 11/25/32	1,183
290	Series 2002-85, Class PE, 5.500%, 12/25/32	322
300	Series 2003-5, Class EQ, 5.500%, 02/25/23	342
281	Series 2003-21, Class OU, 5.500%, 03/25/33 (m)	312
58	Series 2003-22, Class UH, 4.000%, 12/25/32	60
270	Series 2003-23, Class CH, 5.000%, 04/25/33	296
800	Series 2003-26, Class EB, 3.500%, 04/25/33	844
25	Series 2003-28, Class KA, 4.250%, 03/25/22	25
33	Series 2003-32, Class BW, 5.500%, 03/25/32	34
925	Series 2003-41, Class BK, 5.000%, 05/25/18	1,019
400	Series 2003-48, Class TC, 5.000%, 06/25/23	449
478	Series 2003-55, Class HY, 5.000%, 06/25/23	528
913	Series 2003-63, Class YB, 5.000%, 07/25/33	1,006
236	Series 2003-64, Class VC, 5.000%, 03/25/16	239
1,095	Series 2003-69, Class N, 5.000%, 07/25/33	1,202
230	Series 2003-80, Class QG, 5.000%, 08/25/33	266
24	Series 2003-81, Class CB, 4.750%, 09/25/18	25
600	Series 2003-84, Class GE, 4.500%, 09/25/18	645
1,194	Series 2003-84, Class PG, 5.000%, 03/25/32	1,244
180	Series 2003-85, Class QD, 5.500%, 09/25/33	218
1,154	Series 2003-86, Class VH, 5.500%, 04/25/22	1,227
177	Series 2003-87, Class TJ, 4.500%, 09/25/18	188
275	Series 2003-94, Class CE, 5.000%, 10/25/33	294
25	Series 2003-109, Class BT, 4.500%, 08/25/22	26
80	Series 2003-113, Class KA, 4.500%, 11/25/18	82
5,000	Series 2003-129, Class ME, 5.000%, 08/25/23	5,343
72	Series 2003-131, Class CG, 5.500%, 05/25/33	75
590	Series 2003-134, Class MH, 5.000%, 06/25/33	626
12	Series 2004-30, Class CK, 4.500%, 05/25/19	12
1,000	Series 2004-44, Class KT, 6.000%, 06/25/24	1,178
650	Series 2004-53, Class NC, 5.500%, 07/25/24	720
1,596	Series 2004-70, Class EB, 5.000%, 10/25/24	1,749
116	Series 2004-81, Class HA, 4.250%, 10/25/24	121
2	Series 2004-89, Class MA, 4.250%, 09/25/24	2
212	Series 2004-91, Class VL, 5.000%, 05/25/23	224
1,332	Series 2005-5, Class CK, 5.000%, 01/25/35	1,484
7,593	Series 2005-22, Class HE, 5.000%, 10/25/33	8,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
85	Series 2005-28, Class BC, 5.000%, 03/25/31	86
3,669	Series 2005-29, Class WC, 4.750%, 04/25/35	4,000
1,400	Series 2005-33, Class QD, 5.000%, 01/25/34	1,493
9,225	Series 2005-44, Class PE, 5.000%, 07/25/33	9,670
941	Series 2005-46, Class CE, 5.000%, 03/25/24	973
100	Series 2005-48, Class TD, 5.500%, 06/25/35	120
807	Series 2005-51, Class ND, 5.500%, 11/25/33	840
1,000	Series 2005-53, Class MJ, 5.500%, 06/25/35	1,200
349	Series 2005-58, Class EP, 5.500%, 07/25/35	392
191	Series 2005-62, Class CP, 4.750%, 07/25/35	211
125	Series 2005-68, Class BE, 5.250%, 08/25/35	146
840	Series 2005-68, Class PG, 5.500%, 08/25/35	955
336	Series 2005-84, Class TK, 5.250%, 09/25/35	343
718	Series 2005-86, Class AX, 5.500%, 10/25/35	763
690	Series 2005-86, Class WD, 5.000%, 03/25/34	737
127	Series 2005-91, Class DA, 4.500%, 10/25/20	130
201	Series 2005-99, Class AE, 5.500%, 12/25/35	218
580	Series 2005-101, Class ND, 5.000%, 06/25/34	606
1,375	Series 2005-102, Class PG, 5.000%, 11/25/35	1,578
267	Series 2005-110, Class GJ, 5.500%, 11/25/30	272
150	Series 2005-110, Class GL, 5.500%, 12/25/35	183
124	Series 2005-110, Class MB, 5.500%, 09/25/35	136
100	Series 2005-116, Class PB, 6.000%, 04/25/34	109
280	Series 2005-121, Class V, 4.500%, 06/25/29	296
98	Series 2006-4, Class MB, 6.000%, 01/25/31	99
950	Series 2006-7, Class TD, 6.000%, 04/25/35	1,049
1,085	Series 2006-22, Class CE, 4.500%, 08/25/23	1,206
173	Series 2006-30, Class GA, 5.500%, 07/25/20	182
500	Series 2006-41, Class MC, 5.500%, 07/25/35	537
5,000	Series 2006-44, Class OG, 5.500%, 12/25/34	5,324
1,695	Series 2006-45, Class NW, 5.500%, 01/25/35	1,826
464	Series 2006-49, Class PA, 6.000%, 06/25/36	522
5,000	Series 2006-53, Class CM, 5.000%, 01/25/35	5,260
832	Series 2006-56, Class PF, VAR, 0.585%, 07/25/36	836
1,135	Series 2006-57, Class PD, 5.500%, 01/25/35	1,217
233	Series 2006-63, Class QE, 5.500%, 11/25/32	236
1,735	Series 2006-65, Class TE, 5.500%, 05/25/35	1,887
89	Series 2006-112, Class QA, 5.500%, 03/25/33	90
17	Series 2006-129, Class PB, 5.500%, 04/25/32	17
179	Series 2007-33, Class HE, 5.500%, 04/25/37	200
6,852	Series 2007-63, Class PC, 5.500%, 07/25/36	7,327

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	163

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
139	Series 2007-65, Class KI, IF, IO, 6.384%, 07/25/37	19
339	Series 2007-68, Class KA, 6.000%, 12/25/33	354
1,000	Series 2007-68, Class PB, 5.500%, 06/25/36	1,055
1,500	Series 2007-71, Class GB, 6.000%, 07/25/37	1,711
1,007	Series 2007-71, Class KP, 5.500%, 07/25/37	1,119
422	Series 2007-75, Class VA, 5.000%, 08/25/18	429
7,200	Series 2007-76, Class PK, 6.000%, 06/25/36	7,697
631	Series 2007-77, Class TC, 5.500%, 09/25/34	650
452	Series 2007-77, Class TD, 5.500%, 01/25/36	495
2,741	Series 2007-80, Class PB, 5.500%, 05/25/34	2,812
288	Series 2007-113, Class DB, 4.500%, 12/25/22	323
600	Series 2008-65, Class CD, 4.500%, 08/25/23	656
2,115	Series 2008-68, Class VB, 6.000%, 03/25/27	2,244
207	Series 2008-68, Class VJ, 5.500%, 07/25/19	218
825	Series 2008-68, Class VK, 5.500%, 03/25/27	898
2,820	Series 2008-68, Class VN, 5.500%, 03/25/27	2,981
4,500	Series 2008-70, Class BY, 4.000%, 08/25/23	4,901
82	Series 2008-74, Class B, 5.500%, 09/25/38	91
65	Series 2008-89, Class AH, 4.500%, 11/25/34	66
163	Series 2009-20, Class AM, 5.500%, 10/25/36	165
198	Series 2009-37, Class KI, IF, IO, 5.765%, 06/25/39	26
390	Series 2009-39, Class LB, 4.500%, 06/25/29	433
3,755	Series 2009-62, Class HJ, 6.000%, 05/25/39	4,123
370	Series 2009-71, Class MB, 4.500%, 09/25/24	407
3,750	Series 2009-71, Class XB, 5.000%, 03/25/38	4,076
435	Series 2009-78, Class J, 5.000%, 09/25/19	473
187	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	25
260	Series 2009-86, Class OT, PO, 10/25/37	235
150	Series 2009-86, Class PC, 5.000%, 03/25/37	159
6,344	Series 2009-92, Class AD, 6.000%, 11/25/39	7,077
363	Series 2009-96, Class CB, 4.000%, 11/25/49	386
675	Series 2009-96, Class DB, 4.000%, 11/25/29	741
1,277	Series 2009-112, Class ST, IF, IO, 6.014%, 01/25/40	156
120	Series 2010-9, Class MD, 5.000%, 02/25/38	135
2,641	Series 2010-10, Class MA, 4.500%, 04/25/34	2,752
3,880	Series 2010-22, Class PE, 5.000%, 03/25/40	4,543
666	Series 2010-35, Class SB, IF, IO, 6.184%, 04/25/40	91
5,000	Series 2010-37, Class CY, 5.000%, 04/25/40	5,637
700	Series 2010-41, Class DC, 4.500%, 05/25/25	796
230	Series 2010-48, Class UB, 5.000%, 06/25/36	243

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,500	Series 2010-49, Class KB, 4.000%, 05/25/25	2,757
365	Series 2010-54, Class EA, 4.500%, 06/25/40	392
525	Series 2010-56, Class BD, 5.000%, 12/25/38	567
66	Series 2010-64, Class DM, 5.000%, 06/25/40	71
237	Series 2010-64, Class EH, 5.000%, 10/25/35	249
1,082	Series 2010-71, Class HJ, 5.500%, 07/25/40	1,197
4,000	Series 2010-103, Class GB, 4.000%, 09/25/20	4,563
630	Series 2010-111, Class AE, 5.500%, 04/25/38	670
5,708	Series 2010-135, Class HE, 3.000%, 01/25/21	5,943
1,145	Series 2011-22, Class MA, 6.500%, 04/25/38	1,313
3,951	Series 2011-39, Class ZA, 6.000%, 11/25/32	4,436
1,217	Series 2011-60, Class C, 4.000%, 10/25/39	1,223
3,380	Series 2011-61, Class V, 4.500%, 08/25/22	3,696
3,000	Series 2011-75, Class BL, 3.500%, 08/25/21	3,370
	Federal National Mortgage Association STRIPS,
151	Series 293, Class 1, PO, 12/01/24	134
298	Series 314, Class 1, PO, 07/01/31	273
	Government National Mortgage Association,
139	Series 2002-44, Class JC, 6.000%, 07/20/32	161
420	Series 2002-79, Class KL, 5.500%, 11/20/32	504
161	Series 2002-88, Class PH, 5.500%, 12/16/31	167
242	Series 2003-10, Class KJ, 5.500%, 02/20/33	268
424	Series 2003-29, Class PD, 5.500%, 04/16/33	509
1,000	Series 2003-33, Class NE, 5.500%, 04/16/33	1,142
277	Series 2003-40, Class TD, 5.000%, 03/20/33	300
355	Series 2003-65, Class AP, 5.500%, 08/20/33	410
2,000	Series 2003-77, Class TK, 5.000%, 09/16/33	2,295
550	Series 2004-16, Class GC, 5.500%, 02/20/34	666
109	Series 2004-54, Class BG, 5.500%, 07/20/34	126
141	Series 2004-75, Class NG, 5.500%, 09/20/33	151
453	Series 2004-93, Class PD, 5.000%, 11/16/34	539
450	Series 2004-101, Class BE, 5.000%, 11/20/34	539
350	Series 2005-11, Class PL, 5.000%, 02/20/35	417
2,166	Series 2005-26, Class XY, 5.500%, 03/20/35	2,480
982	Series 2005-33, Class AY, 5.500%, 04/16/35	1,125
297	Series 2005-49, Class B, 5.500%, 06/20/35	348
419	Series 2005-51, Class DC, 5.000%, 07/20/35	479
106	Series 2005-56, Class BD, 5.000%, 07/20/35	124
829	Series 2006-38, Class SG, IF, IO, 6.413%, 09/20/33	64
155	Series 2007-26, Class SW, IF, IO, 5.963%, 05/20/37	24
526	Series 2007-37, Class LB, 5.500%, 06/16/37	596

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
320	Series 2007-79, Class BL, 5.750%, 08/20/37	387
450	Series 2008-7, Class PQ, 5.000%, 02/20/38	510
815	Series 2008-9, Class PW, 5.250%, 02/20/38	956
174	Series 2008-23, Class YA, 5.250%, 03/20/38	196
76	Series 2008-30, Class AB, 4.200%, 02/20/37	79
204	Series 2008-31, Class PK, 4.000%, 06/20/36	210
2,098	Series 2008-33, Class PB, 5.500%, 04/20/38	2,436
177	Series 2008-34, Class PG, 5.250%, 04/20/38	212
400	Series 2008-35, Class NF, 5.000%, 04/20/38	470
517	Series 2008-38, Class BE, 5.000%, 07/16/36	583
957	Series 2008-38, Class BG, 5.000%, 05/16/38	1,100
154	Series 2008-43, Class NB, 5.500%, 05/20/38	186
655	Series 2008-56, Class PX, 5.500%, 06/20/38	785
1,372	Series 2008-58, Class PD, 5.500%, 08/16/37	1,588
1,000	Series 2008-58, Class PE, 5.500%, 07/16/38	1,214
19	Series 2008-62, Class SA, IF, IO, 5.913%, 07/20/38	3
699	Series 2008-76, Class US, IF, IO, 5.663%, 09/20/38	97
674	Series 2008-95, Class DS, IF, IO, 7.063%, 12/20/38	120
967	Series 2009-14, Class AG, 4.500%, 03/20/39	1,070
331	Series 2009-15, Class NA, 5.000%, 12/20/38	361
199	Series 2009-61, Class AP, 4.000%, 08/20/39	212
1,584	Series 2009-72, Class SM, IF, IO, 6.011%, 08/16/39	213
959	Series 2009-106, Class ST, IF, IO, 5.763%, 02/20/38	146
175	Series 2010-7, Class EA, 5.000%, 06/16/38	202
432	Series 2010-14, Class QP, 6.000%, 12/20/39	472
103	Series 2010-51, Class DA, 5.000%, 01/20/40	103
591	Series 2010-130, Class BD, 4.000%, 12/20/39	638
724	Series 2010-157, Class OP, PO, 12/20/40	631
4,792	Series 2011-97, Class WA, VAR, 6.050%, 11/20/38	5,471
292	NCUA Guaranteed Notes, Series 2010-C1, Class APT, 2.650%, 10/29/20	308

		423,398

	Non-Agency CMO — 1.1%
392	Banc of America Mortgage Securities, Inc., Series 2003-3, Class 1A7, 5.500%, 05/25/33	402
295	Citicorp Mortgage Securities, Inc., Series 2004-4, Class A4, 5.500%, 06/25/34	309

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Citigroup Mortgage Loan Trust, Inc.,
135	Series 2003-1, Class 3A4, 5.250%, 09/25/33	143
196	Series 2004-HYB4, Class WA, VAR, 2.795%, 12/25/34	198
1,917	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	1,986
144	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.500%, 06/25/19	147
	Credit Suisse Mortgage Capital Certificates,
232	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	240
1,108	Series 2011-7R, Class A1, VAR, 1.485%, 08/28/47 (e)	1,089
141	CS First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	147
827	GMAC Mortgage Corp. Loan Trust, Series 2004-J5, Class A7, 6.500%, 01/25/35	852
1,093	GSR Mortgage Loan Trust, Series 2004-6F, Class 2A4, 5.500%, 05/25/34	1,149
	JP Morgan Mortgage Trust,
2,407	Series 2006-A2, Class 5A3, VAR, 2.710%, 11/25/33	2,448
373	Series 2007-A1, Class 5A5, VAR, 2.912%, 07/25/35	374
645	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.634%, 04/21/34	650
78	MASTR Alternative Loans Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	80
189	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.669%, 04/25/34	193
332	PHH Mortgage Capital LLC, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	358
53	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	55
82	RALI Trust, Series 2004-QS3, Class CB, 5.000%, 03/25/19	85
	Springleaf Mortgage Loan Trust,
206	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	207
477	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	477

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	165

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	WaMu Mortgage Pass-Through Certificates,
707	Series 2003-AR11, Class A6, VAR, 2.466%, 10/25/33	719
38	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	40
2,440	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-P, Class 2A1, VAR, 2.616%, 09/25/34	2,498

		14,846

	Total Collateralized Mortgage Obligations (Cost $433,602)	438,244

Commercial Mortgage-Backed Securities — 1.9%
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
200	Series 2005-3, Class AM, 4.727%, 07/10/43	211
1,995	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	2,285
1,140	Series 2006-5, Class A4, 5.414%, 09/10/47	1,291
1,300	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,389
400	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	428
50	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	56
1,529	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	1,585
1,000	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	1,034
2,200	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, VAR, 6.070%, 07/10/38	2,540
1,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	1,071
	JP Morgan Chase Commercial Mortgage Securities Corp.,
1,400	Series 2005-CB11, Class AJ, VAR, 5.540%, 08/12/37	1,493
1,000	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	1,136
1,878	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 03/15/36	1,964
34,793	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.243%, 12/12/49 (e)	442

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Morgan Stanley Capital I, Inc.,
1,000	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	1,060
59,737	Series 2007-HQ11, Class X, IO, VAR, 0.401%, 02/12/44 (e)	395
577	Series 2011-C3, Class A3, 4.054%, 07/15/49	646
	Morgan Stanley Reremic Trust,
1,500	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	1,538
239	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	239
866	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	918
1,040	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	1,109
1,047	Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	1,043
	WF-RBS Commercial Mortgage Trust,
878	Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	895
1,800	Series 2012-C6, Class A4, 3.440%, 04/15/45	1,921

	Total Commercial Mortgage-Backed Securities (Cost $26,241)	26,689

Corporate Bonds — 21.3%
	Consumer Discretionary — 1.3%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
1,135	4.250%, 03/01/21	1,247
40	5.000%, 03/30/20	45

		1,292

	Automobiles — 0.2%
	Daimler Finance North America LLC,
1,100	2.250%, 07/31/19 (e)	1,091
584	2.625%, 09/15/16 (e)	607
450	6.500%, 11/15/13	481

		2,179

	Household Durables — 0.0% (g)
83	Newell Rubbermaid, Inc., 4.700%, 08/15/20	91

	Media — 1.0%
	CBS Corp.,
30	7.875%, 07/30/30	41
1,100	8.875%, 05/15/19	1,480
450	Comcast Cable Communications LLC, 8.875%, 05/01/17	592
	Comcast Corp.,
400	5.700%, 07/01/19	485
335	5.900%, 03/15/16	389

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
335	6.500%, 01/15/17	406
550	Cox Communications, Inc., 5.450%, 12/15/14	605
287	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.000%, 03/01/21	323
422	Discovery Communications LLC, 4.375%, 06/15/21	474
	News America, Inc.,
30	7.250%, 05/18/18	37
600	7.430%, 10/01/26	781
400	7.600%, 10/11/15	461
200	7.700%, 10/30/25	266
	Time Warner Cable, Inc.,
500	4.125%, 02/15/21	549
50	8.250%, 04/01/19	67
3,425	8.750%, 02/14/19	4,637
500	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	720
	Viacom, Inc.,
75	1.250%, 02/27/15	76
500	3.125%, 06/15/22	512
361	3.875%, 12/15/21	392
200	4.500%, 03/01/21	226

		13,519

	Multiline Retail — 0.0% (g)
300	Macy’s Retail Holdings, Inc., 7.450%, 07/15/17	372
175	Nordstrom, Inc., 4.000%, 10/15/21	197

		569

	Total Consumer Discretionary	17,650

	Consumer Staples — 1.2%
	Beverages — 0.4%
773	Anheuser-Busch InBev Worldwide, Inc., 1.500%, 07/14/14	787
	Coca-Cola Co. (The),
1,000	1.800%, 09/01/16	1,040
400	4.875%, 03/15/19	478
1,000	Diageo Investment Corp., 2.875%, 05/11/22	1,041
	PepsiCo, Inc.,
400	0.800%, 08/25/14	402
1,750	1.250%, 08/13/17	1,753

		5,501

	Food & Staples Retailing — 0.2%
1,100	CVS Caremark Corp., 4.125%, 05/15/21	1,250
	Kroger Co. (The),
92	5.400%, 07/15/40	100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
700	6.150%, 01/15/20	851
1,000	6.400%, 08/15/17	1,199

		3,400

	Food Products — 0.4%
	Bunge Ltd. Finance Corp.,
40	5.875%, 05/15/13	41
1,192	8.500%, 06/15/19	1,505
	Cargill, Inc.,
400	6.000%, 11/27/17 (e)	486
1,000	7.350%, 03/06/19 (e)	1,271
100	General Mills, Inc., 5.650%, 02/15/19	121
300	HJ Heinz Co., 2.850%, 03/01/22	308
	Kellogg Co.,
435	3.125%, 05/17/22	456
513	3.250%, 05/21/18	562
	Kraft Foods Group, Inc.,
429	3.500%, 06/06/22 (e)	455
425	6.875%, 01/26/39 (e)	589
50	Kraft Foods, Inc., 6.500%, 08/11/17	62

		5,856

	Household Products — 0.2%
200	Kimberly-Clark Corp., 2.400%, 03/01/22	204
1,800	Procter & Gamble Co. (The), 1.450%, 08/15/16	1,848

		2,052

	Total Consumer Staples	16,809

	Energy — 1.4%
	Energy Equipment & Services — 0.2%
750	Halliburton Co., 8.750%, 02/15/21	1,090
500	Nabors Industries, Inc., 9.250%, 01/15/19	647
19	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	20
233	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	251
	Transocean, Inc., (Cayman Islands),
100	6.500%, 11/15/20	119
460	7.375%, 04/15/18	544

		2,671

	Oil, Gas & Consumable Fuels — 1.2%
50	Anadarko Petroleum Corp., 8.700%, 03/15/19	66
	Apache Corp.,
550	6.000%, 09/15/13	581

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	167

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
400	6.900%, 09/15/18	518
	BP Capital Markets plc, (United Kingdom),
712	3.245%, 05/06/22	759
800	3.875%, 03/10/15	862
900	Burlington Resources, Inc., 8.200%, 03/15/25	1,296
	Canadian Natural Resources Ltd., (Canada),
800	5.700%, 05/15/17	948
500	5.900%, 02/01/18	602
375	ConocoPhillips Holding Co., 6.950%, 04/15/29	531
1,250	Devon Energy Corp., 6.300%, 01/15/19	1,547
550	Encana Corp., (Canada), 5.900%, 12/01/17	645
	Occidental Petroleum Corp.,
139	1.750%, 02/15/17	143
441	2.700%, 02/15/23	454
1,000	Petrobras International Finance Co., (Cayman Islands), 3.500%, 02/06/17	1,035
173	Phillips 66, 4.300%, 04/01/22 (e)	188
	Shell International Finance B.V., (Netherlands),
44	3.100%, 06/28/15	47
1,555	4.300%, 09/22/19	1,818
40	4.375%, 03/25/20	47
	Spectra Energy Capital LLC,
50	6.200%, 04/15/18	60
70	8.000%, 10/01/19	91
1,200	Statoil ASA, (Norway), 3.125%, 08/17/17	1,316
200	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	245
	Total Capital International S.A., (France),
138	1.550%, 06/28/17	140
200	2.875%, 02/17/22	210
	Total Capital S.A., (France),
240	2.300%, 03/15/16	252
598	4.125%, 01/28/21	681
	TransCanada PipeLines Ltd., (Canada),
1,000	2.500%, 08/01/22	1,017
500	3.800%, 10/01/20	558
300	7.125%, 01/15/19	388

		17,045

	Total Energy	19,716

	Financials — 9.1%
	Capital Markets — 2.1%
	Bank of New York Mellon Corp. (The),
80	2.950%, 06/18/15	85
1,340	4.150%, 02/01/21	1,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
155	4.600%, 01/15/20	178
200	BlackRock, Inc., 6.250%, 09/15/17	245
470	Blackstone Holdings Finance Co. LLC, 4.750%, 02/15/23 (e)	483
40	Charles Schwab Corp. (The), 3.225%, 09/01/22 (e)	40
80	Credit Suisse USA, Inc., 5.125%, 08/15/15	88
	Goldman Sachs Group, Inc. (The),
500	3.300%, 05/03/15	516
90	3.625%, 02/07/16	93
112	3.700%, 08/01/15	117
196	5.250%, 07/27/21	209
900	5.375%, 03/15/20	970
1,195	6.000%, 06/15/20	1,337
5,150	7.500%, 02/15/19	6,177
1,600	Jefferies Group, Inc., 8.500%, 07/15/19	1,828
	Macquarie Group Ltd., (Australia),
200	7.300%, 08/01/14 (e)	216
800	7.625%, 08/13/19 (e)	881
	Merrill Lynch & Co., Inc.,
600	6.400%, 08/28/17	682
2,000	6.875%, 04/25/18	2,333
	Morgan Stanley,
323	3.450%, 11/02/15	325
50	5.300%, 03/01/13	51
1,000	5.450%, 01/09/17	1,052
331	5.500%, 07/24/20	340
2,500	5.625%, 09/23/19	2,587
510	5.750%, 01/25/21	527
1,400	6.000%, 04/28/15	1,491
1,700	7.300%, 05/13/19	1,917
	Nomura Holdings, Inc., (Japan),
275	4.125%, 01/19/16	285
300	5.000%, 03/04/15	316
1,900	UBS AG, (Switzerland), 5.750%, 04/25/18	2,197

		29,066

	Commercial Banks — 3.1%
	Bank of America Corp.,
360	3.625%, 03/17/16	375
1,050	4.900%, 05/01/13	1,075
780	5.000%, 05/13/21	838
865	5.625%, 07/01/20	959
585	5.650%, 05/01/18	654
427	6.500%, 08/01/16	487

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
600	7.375%, 05/15/14	655
2,600	7.625%, 06/01/19	3,175
494	Bank of Montreal, (Canada), 1.300%, 10/31/14 (e)	503
	Bank of Nova Scotia, (Canada),
500	2.550%, 01/12/17	529
400	4.375%, 01/13/21	463
	Barclays Bank plc, (United Kingdom),
250	5.125%, 01/08/20	270
475	5.200%, 07/10/14	503
2,650	6.750%, 05/22/19	3,104
	BB&T Corp.,
705	3.200%, 03/15/16	757
45	3.375%, 09/25/13	46
60	3.950%, 04/29/16	66
500	5.200%, 12/23/15	555
319	5.700%, 04/30/14	345
500	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	522
300	Deutsche Bank Financial LLC, 5.375%, 03/02/15	317
1,400	DnB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	1,447
1,400	Fifth Third Bancorp, 3.625%, 01/25/16	1,506
	HSBC Bank plc, (United Kingdom),
1,246	1.625%, 07/07/14 (e)	1,255
523	3.100%, 05/24/16 (e)	548
1,100	4.750%, 01/19/21 (e)	1,238
1,000	HSBC Holdings plc, (United Kingdom), 5.100%, 04/05/21	1,150
900	KeyCorp, 6.500%, 05/14/13	936
1,000	Macquarie Bank Ltd., (Australia), 3.450%, 07/27/15 (e)	1,017
1,000	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,183
1,000	National Australia Bank Ltd., (Australia), 3.000%, 07/27/16 (e)	1,051
250	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	254
	National City Corp.,
400	4.900%, 01/15/15	434
100	6.875%, 05/15/19	124
591	Nordea Bank AB, (Sweden), 4.875%, 05/13/21 (e)	629
	PNC Funding Corp.,
100	3.000%, 05/19/14	104

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
50	5.125%, 02/08/20	59
50	5.250%, 11/15/15	56
50	5.625%, 02/01/17	57
725	6.700%, 06/10/19	915
	Rabobank Nederland N.V., (Netherlands),
114	2.125%, 10/13/15	117
553	3.875%, 02/08/22	576
350	4.500%, 01/11/21	385
	SunTrust Banks, Inc.,
800	3.600%, 04/15/16	846
280	5.250%, 11/05/12	282
706	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	742
	Toronto-Dominion Bank (The), (Canada),
400	1.500%, 03/13/17 (e)	410
1,041	2.500%, 07/14/16	1,102
	U.S. Bancorp,
307	1.650%, 05/15/17	314
60	2.450%, 07/27/15	63
215	2.950%, 07/15/22	216
732	4.125%, 05/24/21	831
1,000	Wachovia Bank N.A., 6.000%, 11/15/17	1,198
	Wachovia Corp.,
1,000	5.750%, 06/15/17	1,193
3,895	5.750%, 02/01/18	4,676

		43,112

	Consumer Finance — 1.1%
400	American Express Centurion Bank, 6.000%, 09/13/17	484
	American Express Co.,
200	6.150%, 08/28/17	243
1,820	7.000%, 03/19/18	2,309
1,450	American Honda Finance Corp., 7.625%, 10/01/18 (e)	1,863
2,800	Capital One Bank USA N.A., 8.800%, 07/15/19	3,636
675	Caterpillar Financial Services Corp., 7.150%, 02/15/19	889
	Ford Motor Credit Co. LLC,
627	3.000%, 06/12/17	629
757	3.984%, 06/15/16 (e)	785
240	4.207%, 04/15/16 (e)	251
460	HSBC Finance Corp., 5.000%, 06/30/15	494
250	John Deere Capital Corp., 3.150%, 10/15/21	268
	PACCAR Financial Corp.,
400	1.550%, 09/29/14	407

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	169

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Consumer Finance — Continued
591	1.600%, 03/15/17	602
1,700	Toyota Motor Credit Corp., 2.000%, 09/15/16	1,771

		14,631

	Diversified Financial Services — 1.8%
	Citigroup, Inc.,
600	2.250%, 08/07/15	605
619	4.587%, 12/15/15	666
490	4.750%, 05/19/15	526
829	5.375%, 08/09/20	927
5,400	8.500%, 05/22/19	6,909
131	CME Group, Inc., 5.750%, 02/15/14	140
315	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	344
	General Electric Capital Corp.,
337	2.250%, 11/09/15	348
125	4.375%, 09/16/20	139
6,700	4.625%, 01/07/21	7,570
331	5.300%, 02/11/21	381
1,600	5.500%, 01/08/20	1,894
80	5.625%, 09/15/17	94
850	5.625%, 05/01/18	1,007
70	5.875%, 01/14/38	85
1,061	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	1,120
650	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	955

		23,710

	Insurance — 0.8%
500	Aflac, Inc., 8.500%, 05/15/19	671
	Aon Corp.,
621	3.125%, 05/27/16	656
94	3.500%, 09/30/15	99
1,372	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	1,386
	Berkshire Hathaway Finance Corp.,
267	2.450%, 12/15/15	281
2,160	5.400%, 05/15/18	2,606
61	Chubb Corp. (The), 5.750%, 05/15/18	75
	CNA Financial Corp.,
50	5.850%, 12/15/14	54
860	5.875%, 08/15/20	991
420	6.500%, 08/15/16	483
	Lincoln National Corp.,
96	4.200%, 03/15/22	101
768	4.850%, 06/24/21	839

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
	Metropolitan Life Global Funding I,
710	1.700%, 06/29/15 (e)	722
400	3.125%, 01/11/16 (e)	425
426	3.875%, 04/11/22 (e)	466
	New York Life Global Funding,
500	3.000%, 05/04/15 (e)	530
800	5.375%, 09/15/13 (e)	840

		11,225

	Real Estate Investment Trusts (REITs) — 0.2%
400	CommonWealth REIT, 6.250%, 08/15/16	433
1,072	ERP Operating LP, 4.625%, 12/15/21	1,229
50	HCP, Inc., 3.750%, 02/01/19	52
200	Simon Property Group LP, 6.125%, 05/30/18	242
700	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	839

		2,795

	Thrifts & Mortgage Finance — 0.0% (g)
400	Countrywide Financial Corp., 6.250%, 05/15/16	430

	Total Financials	124,969

	Health Care — 0.5%
	Biotechnology — 0.1%
1,350	Amgen, Inc., 4.100%, 06/15/21	1,484

	Health Care Equipment & Supplies — 0.0% (g)
562	Baxter International, Inc., 2.400%, 08/15/22	566

	Health Care Providers & Services — 0.2%
381	Aetna, Inc., 1.750%, 05/15/17	385
1,250	Medco Health Solutions, Inc., 7.125%, 03/15/18	1,570
187	UnitedHealth Group, Inc., 3.375%, 11/15/21	200
100	WellPoint, Inc., 2.375%, 02/15/17	103

		2,258

	Pharmaceuticals — 0.2%
400	Bristol-Myers Squibb Co., 2.000%, 08/01/22	390
1,400	Merck & Co., Inc., 6.000%, 09/15/17	1,732

		2,122

	Total Health Care	6,430

	Industrials — 1.8%
	Aerospace & Defense — 0.3%
1,200	Honeywell International, Inc., 4.250%, 03/01/21	1,413
850	Lockheed Martin Corp., 4.250%, 11/15/19	955

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Aerospace & Defense — Continued
325	Northrop Grumman Corp., 5.050%, 08/01/19	382
1,550	United Technologies Corp., 6.125%, 02/01/19	1,950

		4,700

	Airlines — 0.1%
103	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	109
677	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	718
365	Continental Airlines, 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	400
55	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	59
97	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	104
535	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	548

		1,938

	Commercial Services & Supplies — 0.1%
	Pitney Bowes, Inc.,
200	5.000%, 03/15/15	211
100	6.250%, 03/15/19	109
417	Republic Services, Inc., 3.550%, 06/01/22	439
	Waste Management, Inc.,
242	4.600%, 03/01/21	281
150	4.750%, 06/30/20	173

		1,213

	Construction & Engineering — 0.1%
350	ABB Finance USA, Inc., 2.875%, 05/08/22	363
526	Fluor Corp., 3.375%, 09/15/21	560

		923

	Industrial Conglomerates — 0.2%
784	Danaher Corp., 3.900%, 06/23/21	890
	Koninklijke Philips Electronics N.V., (Netherlands),
200	3.750%, 03/15/22	217
480	5.750%, 03/11/18	578
650	Tyco Electronics Group S.A., (Luxembourg), 3.500%, 02/03/22	666

		2,351

	Machinery — 0.2%
	Caterpillar, Inc.,
900	3.900%, 05/27/21	1,030
30	7.900%, 12/15/18	41

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
	Deere & Co.,
298	2.600%, 06/08/22	307
700	4.375%, 10/16/19	816

		2,194

	Road & Rail — 0.8%
	Burlington Northern Santa Fe LLC,
125	3.600%, 09/01/20	136
2,000	4.100%, 06/01/21	2,214
	CSX Corp.,
3,000	6.250%, 03/15/18	3,666
230	7.375%, 02/01/19	296
	Norfolk Southern Corp.,
363	2.903%, 02/15/23 (e)	371
829	3.250%, 12/01/21	874
	Ryder System, Inc.,
290	2.500%, 03/01/17	295
535	3.500%, 06/01/17	566
100	3.600%, 03/01/16	106
	Union Pacific Corp.,
1,931	4.163%, 07/15/22	2,193
142	5.450%, 01/31/13	145

		10,862

	Total Industrials	24,181

	Information Technology — 1.2%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
180	4.450%, 01/15/20	211
250	5.500%, 02/22/16	291

		502

	Computers & Peripherals — 0.3%
1,400	Dell, Inc., 4.625%, 04/01/21	1,536
	Hewlett-Packard Co.,
937	4.375%, 09/15/21	936
1,100	4.750%, 06/02/14	1,161
30	6.125%, 03/01/14	32

		3,665

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
390	3.375%, 11/01/15	406
155	6.000%, 04/01/20	174
160	6.875%, 07/01/13	167
500	7.500%, 01/15/27	579

		1,326

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	171

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Internet Software & Services — 0.1%
	eBay, Inc.,
93	2.600%, 07/15/22	94
1,250	3.250%, 10/15/20	1,343

		1,437

	IT Services — 0.2%
	International Business Machines Corp.,
252	1.250%, 02/06/17	256
1,000	1.875%, 05/15/19	1,020
629	1.950%, 07/22/16	657
40	8.375%, 11/01/19	57

		1,990

	Office Electronics — 0.1%
1,650	Xerox Corp., 5.625%, 12/15/19	1,861

	Semiconductors & Semiconductor Equipment — 0.1%
651	Intel Corp., 3.300%, 10/01/21	708
837	Texas Instruments, Inc., 2.375%, 05/16/16	885

		1,593

	Software — 0.3%
685	Intuit, Inc., 5.750%, 03/15/17	794
1,500	Microsoft Corp., 4.200%, 06/01/19	1,764
	Oracle Corp.,
720	5.750%, 04/15/18	890
50	6.500%, 04/15/38	71

		3,519

	Total Information Technology	15,893

	Materials — 1.0%
	Chemicals — 0.7%
	Dow Chemical Co. (The),
89	4.250%, 11/15/20	98
325	5.900%, 02/15/15	363
32	8.550%, 05/15/19	43
	E.I. du Pont de Nemours & Co.,
200	5.750%, 03/15/19	246
1,500	6.000%, 07/15/18	1,887
792	Ecolab, Inc., 1.000%, 08/09/15	795
660	Mosaic Co. (The), 3.750%, 11/15/21	707
650	Potash Corp. of Saskatchewan, Inc., (Canada), 6.500%, 05/15/19	816
	PPG Industries, Inc.,
550	3.600%, 11/15/20	590
50	5.750%, 03/15/13	52
1,325	6.650%, 03/15/18	1,631
25	7.400%, 08/15/19	31

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
	Praxair, Inc.,
250	2.200%, 08/15/22	248
1,000	3.000%, 09/01/21	1,064
100	4.625%, 03/30/15	110
240	5.200%, 03/15/17	281
400	Union Carbide Corp., 7.500%, 06/01/25	486

		9,448

	Construction Materials — 0.0% (g)
309	CRH America, Inc., 6.000%, 09/30/16	343

	Metals & Mining — 0.3%
900	Barrick Gold Corp., (Canada), 2.900%, 05/30/16	947
650	BHP Billiton Finance USA Ltd., (Australia), 5.500%, 04/01/14	700
	Freeport-McMoRan Copper & Gold, Inc.,
350	1.400%, 02/13/15	352
352	2.150%, 03/01/17	355
172	Nucor Corp., 5.850%, 06/01/18	208
	Rio Tinto Finance USA Ltd., (Australia),
38	3.500%, 11/02/20	40
800	4.125%, 05/20/21	879
120	8.950%, 05/01/14	136

		3,617

	Total Materials	13,408

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.0%
	AT&T, Inc.,
1,500	4.450%, 05/15/21	1,760
1,000	5.500%, 02/01/18	1,211
850	5.600%, 05/15/18	1,043
256	British Telecommunications plc, (United Kingdom), 2.000%, 06/22/15	262
1,200	CenturyLink, Inc., 6.450%, 06/15/21	1,339
900	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	1,114
	France Telecom S.A., (France),
525	2.750%, 09/14/16	548
50	8.500%, 03/01/31	74
267	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	270
400	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	412
	Telefonica Emisiones S.A.U., (Spain),
114	5.462%, 02/16/21	105
400	6.221%, 07/03/17	407

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
	Verizon Communications, Inc.,
1,750	5.500%, 02/15/18	2,131
245	5.550%, 02/15/16	284
2,055	8.750%, 11/01/18	2,882

		13,842

	Wireless Telecommunication Services — 0.1%
379	America Movil S.A.B de C.V., (Mexico), 3.125%, 07/16/22	388
1,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	1,031
500	Vodafone Group plc, (United Kingdom), 5.625%, 02/27/17	593

		2,012

	Total Telecommunication Services	15,854

	Utilities — 2.7%
	Electric Utilities — 2.1%
800	Appalachian Power Co., 4.600%, 03/30/21	913
461	Carolina Power & Light Co., 2.800%, 05/15/22	478
237	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	264
2,150	Commonwealth Edison Co., 1.625%, 01/15/14	2,180
137	Consumers Energy Co., 2.850%, 05/15/22	145
	Detroit Edison Co. (The),
197	2.650%, 06/15/22	203
200	3.900%, 06/01/21	227
	Duke Energy Carolinas LLC,
1,250	3.900%, 06/15/21	1,417
50	6.450%, 10/15/32	67
233	Duke Energy Corp., 3.550%, 09/15/21	248
160	Duke Energy Indiana, Inc., 3.750%, 07/15/20	177
400	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	397
180	Exelon Generation Co. LLC, 4.000%, 10/01/20	190
3,700	Georgia Power Co., 4.250%, 12/01/19	4,215
1,663	Great Plains Energy, Inc., 4.850%, 06/01/21	1,837
1,000	Hydro-Quebec, (Canada), 8.400%, 01/15/22	1,452
25	Indiana Michigan Power Co., 7.000%, 03/15/19	31
1,000	Nevada Power Co., 6.500%, 08/01/18	1,253
	NextEra Energy Capital Holdings, Inc.,
200	6.000%, 03/01/19	238
40	7.875%, 12/15/15	48
300	Oncor Electric Delivery Co. LLC, 7.000%, 09/01/22	373
	Pacific Gas & Electric Co.,
794	2.450%, 08/15/22	797

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
424	3.250%, 09/15/21	456
50	6.050%, 03/01/34	66
200	PacifiCorp, 5.650%, 07/15/18	246
1,500	Pennsylvania Electric Co., 6.050%, 09/01/17	1,723
752	PPL Capital Funding, Inc., 4.200%, 06/15/22	794
224	PPL Electric Utilities Corp., 2.500%, 09/01/22	228
490	Progress Energy, Inc., 4.400%, 01/15/21	553
74	Public Service Co. of Colorado, 3.200%, 11/15/20	82
220	Public Service Co. of Oklahoma, 4.400%, 02/01/21	246
25	Public Service Electric & Gas Co., 2.700%, 05/01/15	26
	Southern California Edison Co.,
958	3.875%, 06/01/21	1,088
650	5.500%, 08/15/18	798
1,860	Southwestern Electric Power Co., 6.450%, 01/15/19	2,247
1,500	Southwestern Public Service Co., 8.750%, 12/01/18	2,072
429	Virginia Electric and Power Co., 2.950%, 01/15/22	454

		28,229

	Gas Utilities — 0.2%
939	AGL Capital Corp., 3.500%, 09/15/21	1,003
380	Atmos Energy Corp., 4.950%, 10/15/14	411
843	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	952

		2,366

	Independent Power Producers & Energy Traders — 0.0% (g)
500	PSEG Power LLC, 4.150%, 09/15/21	541

	Multi-Utilities — 0.3%
500	CenterPoint Energy, Inc., 6.500%, 05/01/18	602
350	Dominion Resources, Inc., 5.200%, 08/15/19	418
	Nisource Finance Corp.,
300	3.850%, 02/15/23	311
500	5.450%, 09/15/20	571
100	6.800%, 01/15/19	120
6	San Diego Gas & Electric Co., 5.350%, 05/15/40	8
	Sempra Energy,
500	2.000%, 03/15/14	508
1,400	9.800%, 02/15/19	1,973

		4,511

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	173

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Water Utilities — 0.1%
1,700	American Water Capital Corp., 6.085%, 10/15/17	2,023

	Total Utilities	37,670

	Total Corporate Bonds (Cost $274,646)	292,580

Foreign Government Security — 0.1%
1,600	Province of Ontario, (Canada), 0.950%, 05/26/15 (Cost $1,600)	1,618

Mortgage Pass-Through Securities — 5.1%
9,288	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 01/01/24 -02/01/24	10,082
701	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 5.500%, 05/01/27	767
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
3,985	4.500%, 05/01/41	4,300
658	5.000%, 10/01/33	736
21	6.000%, 12/01/36	23
2,489	Federal Home Loan Mortgage Corp. Gold Pools, Other, 3.500%, 06/01/42	2,664
275	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 10/01/19 - 01/01/24	296
2,740	Federal National Mortgage Association, 20 Year, Single Family, 3.500%, 08/01/32	2,925
	Federal National Mortgage Association, 30 Year, Single Family,
3,479	5.000%, 03/01/36 - 08/01/40	3,817
621	5.500%, 02/01/38	685
2,342	6.000%, 12/01/32 - 04/01/35	2,637
435	6.500%, 10/01/37 - 10/01/38	495
272	7.000%, 04/01/37	315
	Federal National Mortgage Association, Other,
3,000	1.446%, 07/01/17	3,045
2,000	2.004%, 07/01/19	2,040
1,500	2.211%, 04/01/19	1,561
1,353	2.490%, 10/01/17	1,434
2,000	2.650%, 08/01/22	2,069
2,000	2.670%, 07/01/22	2,076
1,500	3.482%, 11/01/20	1,649

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,500	3.492%, 01/01/18	3,844
1,750	3.590%, 10/01/20	1,947
1,000	3.596%, 12/01/20	1,107
4,955	3.730%, 06/01/18	5,599
3,400	3.770%, 09/01/21	3,839
1,711	3.810%, 01/01/19	1,900
1,280	3.988%, 07/01/21	1,450
1,000	4.402%, 07/01/21	1,156
1,969	4.474%, 04/01/21	2,279
779	4.515%, 02/01/20	900
984	4.794%, 01/01/21	1,153
1,396	Government National Mortgage Association II, 30 Year, Single Family, 6.000%, 09/20/38	1,574

	Total Mortgage Pass-Through Securities (Cost $67,402)	70,364

Supranational — 0.1%
641	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $645)	671

U.S. Government Agency Securities — 20.7%
25,655	Federal Home Loan Bank, 1.750%, 09/11/15	26,682
	Federal Home Loan Mortgage Corp.,
30,000	1.375%, 02/25/14	30,497
20,000	1.750%, 05/30/19	20,742
28,800	2.875%, 02/09/15	30,549
28,700	3.750%, 03/27/19	33,440
20,000	4.500%, 01/15/14	21,153
	Federal National Mortgage Association,
30,000	0.500%, 10/30/12	30,016
20,000	1.375%, 11/15/16	20,635
14,000	1.500%, 06/26/13 (m)	14,148
12,600	1.625%, 10/26/15	13,110
36,500	5.000%, 02/13/17	43,485

	Total U.S. Government Agency Securities (Cost $277,797)	284,457

U.S. Treasury Obligations — 14.0%
	U.S. Treasury Inflation Indexed Notes,
82,500	0.125%, 01/15/22	90,409
40,000	1.625%, 01/15/18	50,939
40,000	1.875%, 07/15/15	51,884

	Total U.S. Treasury Obligations (Cost $188,480)	193,232

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.4%
	Investment Company — 2.4%
32,738	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% † (b) (l) (Cost $32,738)	32,738

	Total Investments — 100.0% (Cost $1,338,290)	1,376,046
	Other Assets in Excess of Liabilities — 0.0% (g)	327

	NET ASSETS — 100.0%	$1,376,373

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	1.740% at termination	CPI-U at termination	06/24/14	$15,000	$235
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	7,000	18
Barclays Bank plc	2.250% at termination	CPI-U at termination	05/09/17	45,000	(403)
BNP Paribas S.A.	1.970% at termination	CPI-U at termination	01/31/14	47,000	492
BNP Paribas S.A.	2.125% at termination	CPI-U at termination	01/25/15	60,000	232
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	40,000	1,528
Credit Suisse International	2.180% at termination	CPI-U at termination	05/22/17	18,000	(116)
Credit Suisse International	2.085% at termination	CPI-U at termination	06/01/17	25,000	(57)
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	8,000	40
Deutsche Bank AG, New York	2.380% at termination	CPI-U at termination	06/02/16	120,000	(2,305)
Morgan Stanley Capital Services	2.610% at termination	CPI-U at termination	04/28/16	104,000	(2,711)
Morgan Stanley Capital Services	1.970% at termination	CPI-U at termination	08/30/16	75,000	68
Royal Bank of Scotland	2.050% at termination	CPI-U at termination	02/16/14	50,000	296
Royal Bank of Scotland	2.150% at termination	CPI-U at termination	02/16/15	50,000	41
Royal Bank of Scotland	2.270% at termination	CPI-U at termination	08/02/15	77,000	(1,573)
UBS Warburg	1.840% at termination	CPI-U at termination	06/24/13	25,000	(44)
UBS Warburg	1.770% at termination	CPI-U at termination	06/27/13	25,000	(16)
UBS Warburg	2.438% at termination	CPI-U at termination	03/02/16	20,000	(291)

					$(4,566)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	175

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 13.5%
2,640	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 5.210%, 01/25/34	2,482
1,230	AH Mortgage Advance Trust, Series SART-1, Class A1R, 2.230%, 05/10/43 (e)	1,233
1,565	American Credit Acceptance Receivables Trust, Series 2012-2, Class A, 1.890%, 07/15/16 (e)	1,569
	AmeriCredit Automobile Receivables Trust,
2,790	Series 2011-1, Class A3, 1.390%, 09/08/15	2,804
1,935	Series 2011-3, Class A3, 1.170%, 01/08/16	1,945
1,697	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, VAR, 1.510%, 08/25/33	1,566
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.816%, 07/25/32	73
1,151	Series 2002-BC6, Class M1, VAR, 1.361%, 08/25/32	743
3,821	Series 2002-BC9, Class M1, VAR, 1.886%, 12/25/32	2,802
	Amresco Residential Securities Mortgage Loan Trust,
236	Series 1997-2, Class M1A, VAR, 0.790%, 06/25/27	219
1,149	Series 1998-1, Class M1A, VAR, 0.880%, 01/25/28	941
1,329	Series 1998-3, Class M1A, VAR, 0.866%, 09/25/28	1,025
728	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M2, VAR, 2.864%, 12/15/33	628
	Bear Stearns Asset-Backed Securities Trust,
1,998	Series 2003-SD1, Class A, VAR, 0.686%, 12/25/33	1,686
9,348	Series 2005-CL1, Class M1, VAR, 0.866%, 09/25/34	978
2,735	Series 2005-HE1, Class M2, VAR, 1.065%, 01/25/35	2,206
861	BNC Mortgage Loan Trust, Series 2007-2, Class A2, VAR, 0.335%, 05/25/37	818
362	Centex Home Equity, Series 2002-A, Class MV1, VAR, 1.086%, 01/25/32	221
164	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	164
	Countrywide Asset-Backed Certificates,
189	Series 2002-1, Class A, VAR, 0.795%, 08/25/32	127
179	Series 2002-BC1, Class A, VAR, 0.896%, 04/25/32	101
216	Series 2002-BC2, Class A, VAR, 0.776%, 04/25/32	119

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

61	Series 2003-BC2, Class 2A1, VAR, 0.835%, 06/25/33	46
2,131	Series 2003-BC5, Class M1, VAR, 1.285%, 09/25/33	1,121
503	Series 2004-2, Class M4, VAR, 1.735%, 03/25/34	110
454	Series 2004-S1, Class M2, SUB, 5.084%, 02/25/35	369
	Countrywide Home Equity Loan Trust,
1,140	Series 2004-A, Class A, VAR, 0.460%, 04/15/30	848
830	Series 2005-E, Class 2A, VAR, 0.460%, 11/15/35	522
3,536	Series 2005-M, Class A1, VAR, 0.479%, 02/15/36	2,143
875	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15 (e)	875
	First Franklin Mortgage Loan Asset-Backed Certificates,
187	Series 2002-FF1, Class M1, VAR, 1.285%, 04/25/32	104
1,094	Series 2002-FF4, Class M1, VAR, 1.811%, 02/25/33	413
557	Series 2003-FFH1, Class M2, VAR, 2.860%, 09/25/33	62
703	Series 2004-FF8, Class M4, VAR, 1.842%, 10/25/34	34
1,000	First NLC Trust, Series 2005-2, Class M1, VAR, 0.716%, 09/25/35	715
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.726%, 07/25/35	1,862
532	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.420%, 09/15/30	334
625	Harley-Davidson Motorcycle Trust, Series 2009-2, Class A4, 3.320%, 02/15/17	627
350	Irwin Home Equity Corp., Series 2004-1, Class 1A1, VAR, 0.875%, 12/25/24	274
37	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	37
331	Long Beach Mortgage Loan Trust, Series 2004-1, Class M3, VAR, 1.285%, 02/25/34	253
	Morgan Stanley ABS Capital I,
2,251	Series 2003-NC6, Class M1, VAR, 1.436%, 06/25/33	1,925
7,500	Series 2005-WMC4, Class M5, VAR, 1.211%, 04/25/35	5,130
313	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.636%, 11/25/33	209
1,239	Option One Mortgage Loan Trust, Series 2002-4, Class M1, VAR, 1.136%, 07/25/32	1,037

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
	Park Place Securities, Inc.,
3,075	Series 2004-WHQ2, Class M2, VAR, 0.866%, 02/25/35	2,896
2,500	Series 2005-WHQ3, Class M2, VAR, 0.686%, 06/25/35	1,800
390	RAMP Trust, Series 2003-RS2, Class AII, VAR, 0.916%, 03/25/33	285
	RASC Trust,
523	Series 2003-KS4, Class MI2, SUB, 5.010%, 06/25/33	111
28	Series 2005-EMX4, Class A2, VAR, 0.496%, 11/25/35	27
	Residential Funding Mortgage Securities II Home Loan Trust,
468	Series 2001-HI2, Class AI7, SUB, 6.940%, 04/25/26	447
504	Series 2001-HI4, Class A7, SUB, 6.740%, 10/25/26	479
128	Series 2003-HS1, Class AII, VAR, 0.525%, 12/25/32	97
2,411	Santander Drive Auto Receivables Trust, Series 2010-1, Class A3, 1.840%, 11/17/14	2,434
168	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.935%, 04/25/33	143
161	Structured Asset Securities Corp., Series 2002-HF1, Class A, VAR, 0.816%, 01/25/33	136

	Total Asset-Backed Securities (Cost $75,205)	52,355

Collateralized Mortgage Obligations — 58.3%
	Agency CMO — 36.3%
737	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 1, Class S, IF, IO, 8.711%, 10/25/22	115
	Federal Home Loan Mortgage Corp. REMICS,
17	Series 1071, Class F, VAR, 1.200%, 04/15/21	17
27	Series 1343, Class LA, 8.000%, 08/15/22	32
24	Series 1370, Class JA, VAR, 1.400%, 09/15/22	24
21	Series 1379, Class W, VAR, 0.960%, 10/15/22	22
6	Series 1508, Class KA, VAR, 1.716%, 05/15/23	6
8	Series 1607, Class SA, HB, IF, 20.690%, 10/15/13	9
377	Series 1689, Class M, PO, 03/15/24	321
160	Series 1771, Class PK, 8.000%, 02/15/25	187
291	Series 1974, Class ZA, 7.000%, 07/15/27	339
51	Series 1981, Class Z, 6.000%, 05/15/27	56
199	Series 2033, Class PR, PO, 03/15/24	170
19	Series 2261, Class ZY, 7.500%, 10/15/30	23

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
7		Series 2289, Class NA, VAR, 11.428%, 05/15/20	8
103		Series 2338, Class FN, VAR, 0.739%, 08/15/28	104
203		Series 2416, Class SA, IF, 15.131%, 02/15/32	295
162		Series 2416, Class SH, IF, 15.524%, 02/17/32	231
45		Series 2477, Class FZ, VAR, 0.789%, 06/15/31	45
1,445		Series 2649, Class FK, VAR, 0.789%, 07/15/33 (m)	1,443
704		Series 2661, Class FG, VAR, 0.689%, 03/15/17	706
1,305		Series 3085, Class VS, HB, IF, 27.762%, 12/15/35	2,123
2,061		Series 3300, Class FA, VAR, 0.540%, 08/15/35 (m)	2,062
5,525		Series 3737, Class DG, 5.000%, 10/15/30	6,072
8,496		Series 3832, Class PL, 5.000%, 08/15/39	9,164
4,946		Series 3841, Class JF, VAR, 0.640%, 10/15/38 (m)	4,951
18,379		Series 3860, Class FP, VAR, 0.640%, 06/15/40 (m)	18,404
19,783		Series 4074, Class FE, VAR, 0.640%, 07/15/42	19,819
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
98		Series T-51, Class 1APO, PO, 09/25/42	84
1,377		Series T-54, Class 4A, VAR, 3.133%, 02/25/43	1,371
		Federal National Mortgage Association Grantor Trust,
696		Series 2001-T8, Class A1, 7.500%, 07/25/41	763
1,844		Series 2002-T6, Class A4, VAR, 3.128%, 03/25/41	1,894
		Federal National Mortgage Association REMICS,
27		Series 1988-15, Class B, VAR, 0.800%, 06/25/18	27
4		Series 1989-77, Class J, 8.750%, 11/25/19	5
1		Series 1989-89, Class H, 9.000%, 11/25/19	1
78		Series 1990-64, Class Z, 10.000%, 06/25/20	91
198		Series 1990-145, Class A, VAR, 1.091%, 12/25/20 (m)	200
116		Series 1991-142, Class PL, 8.000%, 10/25/21	133
130		Series 1991-156, Class F, VAR, 1.550%, 11/25/21	133
—	(h)	Series 1992-91, Class SQ, HB, IF, 9,260.000%, 05/25/22	81
252		Series 1992-112, Class GB, 7.000%, 07/25/22	286
7		Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	1
100		Series 1992-200, Class FK, VAR, 2.416%, 11/25/22	105

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	177

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
109	Series 1993-27, Class S, IF, 9.376%, 02/25/23	132
224	Series 1993-110, Class H, 6.500%, 05/25/23	261
25	Series 1993-119, Class H, 6.500%, 07/25/23	28
218	Series 1993-146, Class E, PO, 05/25/23	189
97	Series 1993-165, Class FH, VAR, 1.400%, 09/25/23	99
470	Series 1993-179, Class FM, VAR, 2.366%, 10/25/23	491
65	Series 1997-74, Class E, 7.500%, 10/20/27	76
1,128	Series 2001-9, Class F, VAR, 0.488%, 02/17/31	1,126
267	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	59
1,135	Series 2002-77, Class FY, VAR, 0.635%, 12/25/17	1,141
1,918	Series 2003-17, Class FN, VAR, 0.536%, 03/25/18 (m)	1,925
95	Series 2003-21, Class FK, VAR, 0.635%, 03/25/33	95
190	Series 2003-34, Class BS, IF, IO, 7.414%, 05/25/22	1
1,942	Series 2004-17, Class BF, VAR, 0.585%, 01/25/34	1,945
3,770	Series 2006-3, Class SB, IF, IO, 6.464%, 07/25/35	547
13,769	Series 2006-124, Class FC, VAR, 0.585%, 01/25/37 (m)	13,779
619	Series 2007-2, Class FA, VAR, 0.436%, 02/25/37	616
13,359	Series 2010-42, Class PD, 4.500%, 07/25/39	13,909
64	Series G92-44, Class ZQ, 8.000%, 07/25/22	72
1,212	Series G94-9, Class PJ, 6.500%, 08/17/24	1,374
	Federal National Mortgage Association STRIPS,
1,608	Series 343, Class 23, IO, 4.000%, 10/01/18	103
2,316	Series 343, Class 27, IO, 4.500%, 01/01/19	185
	Federal National Mortgage Association Whole Loan,
433	Series 2003-W1, Class 2A, VAR, 7.007%, 12/25/42	511
2,435	Series 2003-W15, Class 3A, VAR, 3.792%, 12/25/42 (m)	2,571
2,209	Series 2003-W4, Class 5A, VAR, 3.128%, 10/25/42 (m)	2,362
253	Series 2004-W2, Class 1A3F, VAR, 0.585%, 02/25/44	251
1,107	Series 2004-W2, Class 4A, VAR, 2.984%, 02/25/44	1,141
2,072	Series 2009-W1, Class A, 6.000%, 12/25/49	2,387

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
	Government National Mortgage Association,
843	Series 1999-27, Class ZA, 7.500%, 04/17/29	975
22	Series 2000-35, Class F, VAR, 0.788%, 12/16/25	23
542	Series 2002-31, Class FC, VAR, 0.486%, 09/26/21	542
1,082	Series 2003-21, Class PI, IO, 5.500%, 06/20/32	43
6,551	Series 2003-59, Class XA, IO, VAR, 0.972%, 06/16/34	98
8,828	Series 2010-166, Class GP, 3.000%, 04/20/39	9,322
9,846	Series 2012-61, Class FM, VAR, 0.639%, 05/16/42 (m)	9,878
784	NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.600%, 10/29/20	796

		140,976

	Non-Agency CMO — 22.0%
1,665	Banc of America Alternative Loan Trust, Series 2004-8, Class 3A1, 5.500%, 09/25/19	1,687
	Banc of America Funding Corp.,
1,107	Series 2005-E, Class 5A1, VAR, 3.137%, 05/20/35	1,072
1,794	Series 2006-1, Class 2A1, 5.500%, 01/25/36	1,808
	Banc of America Mortgage Securities, Inc.,
26	Series 2003-5, Class 2A8, VAR, 0.685%, 07/25/18	23
2,137	Series 2004-D, Class 2A2, VAR, 3.117%, 05/25/34	2,101
848	Series 2005-10, Class 1A13, 5.500%, 11/25/35	849
1,279	Series 2005-A, Class 3A1, VAR, 2.989%, 02/25/35	1,126
783	Bear Stearns Asset-Backed Securities Trust, Series 2004-AC6, Class M1, VAR, 0.906%, 11/25/34	385
368	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, VAR, 0.635%, 08/25/18	335
24	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	23
	Countrywide Alternative Loan Trust,
1,342	Series 2003-J1, Class 1A8, 5.250%, 10/25/33	1,373
1,590	Series 2004-33, Class 3A3, VAR, 2.708%, 12/25/34	855
501	Series 2004-J4, Class 1A6, SUB, 4.900%, 06/25/34	507
	Countrywide Home Loan Mortgage Pass-Through Trust,
568	Series 2002-38, Class A1, 5.000%, 02/25/18	585

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
877	Series 2003-21, Class A1, VAR, 3.104%, 05/25/33	891
546	Series 2004-HYB8, Class 1A1, VAR, 0.587%, 01/20/35	381
681	Series 2005-1, Class 1A2, VAR, 0.586%, 03/25/35	73
	CS First Boston Mortgage Securities Corp.,
2,105	Series 2003-AR24, Class 2A4, VAR, 2.738%, 10/25/33	2,004
1,684	Series 2004-5, Class 4A1, 6.000%, 09/25/34	1,732
791	Series 2004-AR3, Class 6M1, VAR, 1.335%, 04/25/34	732
570	Series 2005-5, Class 1A1, 5.000%, 07/25/20	598
1,291	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.626%, 02/25/20	1,332
	First Horizon Alternative Mortgage Securities,
77	Series 2005-AA7, Class 1A2, VAR, 2.603%, 09/25/35	—	(h)
1,051	Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	1,079
	First Horizon Asset Securities, Inc.,
1,835	Series 2004-AR6, Class 2A1, VAR, 2.625%, 12/25/34	1,783
127	Series 2004-AR7, Class 2A1, VAR, 2.616%, 02/25/35	126
387	Series 2005-6, Class 1A1, 5.500%, 11/25/35	390
	First Republic Mortgage Loan Trust,
121	Series 2000-FRB1, Class B1, VAR, 0.736%, 06/25/30	93
660	Series 2000-FRB2, Class A1, VAR, 0.740%, 11/15/30	650
3,352	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	3,477
2,057	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	2,098
	Impac CMB Trust,
632	Series 2004-3, Class 3A, VAR, 0.875%, 03/25/34	572
546	Series 2004-6, Class 1A2, VAR, 1.015%, 10/25/34	468
2,201	Series 2005-5, Class A1, VAR, 0.875%, 08/25/35	1,716
1,790	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 3.158%, 03/25/37	1,351
	JPMorgan Mortgage Trust,
371	Series 2003-A1, Class 1A1, VAR, 2.367%, 10/25/33	384

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
179	Series 2005-A2, Class 5A1, VAR, 4.267%, 04/25/35	182
	MASTR Adjustable Rate Mortgages Trust,
1,736	Series 2003-5, Class 5A1, VAR, 2.360%, 10/25/33	1,750
56	Series 2004-7, Class 6A1, VAR, 0.676%, 08/25/34	56
1,158	Series 2004-13, Class 2A1, VAR, 2.634%, 04/21/34	1,166
3,220	Series 2004-13, Class 3A7B, VAR, 2.210%, 11/21/34	3,220
319	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.635%, 02/25/33	287
	Mellon Residential Funding Corp.,
958	Series 2001-TBC1, Class B1, VAR, 1.120%, 11/15/31	777
203	Series 2002-TBC1, Class B1, VAR, 1.240%, 09/15/30	156
101	Series 2002-TBC1, Class B2, VAR, 1.640%, 09/15/30	77
579	Series 2002-TBC2, Class B1, VAR, 1.089%, 08/15/32	440
145	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	161
	MLCC Mortgage Investors, Inc.,
952	Series 2004-1, Class 2A3, VAR, 2.514%, 12/25/34	944
1,672	Series 2004-D, Class A1, VAR, 0.896%, 09/25/29	1,647
	Morgan Stanley Dean Witter Capital I,
644	Series 2003-HYB1, Class A4, VAR, 2.671%, 03/25/33	599
438	Series 2003-HYB1, Class B1, VAR, 2.671%, 03/25/33	257
	Morgan Stanley Mortgage Loan Trust,
750	Series 2004-5AR, Class 3A3, VAR, 2.690%, 07/25/34	518
4,226	Series 2004-5AR, Class 3A5, VAR, 2.690%, 07/25/34	3,970
1,886	Series 2004-11AR, Class 1A2A, VAR, 0.546%, 01/25/35	1,726
	Nomura Asset Acceptance Corp.,
332	Series 2003-A3, Class A1, SUB, 5.500%, 08/25/33	330
99	Series 2004-AR1, Class 5A1, VAR, 0.996%, 08/25/34	90
2,025	Series 2004-R3, Class AF, VAR, 0.685%, 02/25/35 (e)	1,596

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	179

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
35	Series 2005-AR1, Class 2A1, VAR, 0.515%, 02/25/35	35
1,743	Prime Mortgage Trust, Series 2005-2, Class 2A1, VAR, 7.088%, 10/25/32	1,733
982	RALI Trust, Series 2003-QS16, Class A1, 5.000%, 08/25/18	1,002
	RFMSI Trust,
1,577	Series 2005-S1, Class 1A6, 5.500%, 02/25/35	1,589
4,500	Series 2005-SA2, Class 2A2, VAR, 3.256%, 06/25/35	3,915
1,251	Series 2006-SA4, Class 2A1, VAR, 3.757%, 11/25/36	961
5	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	5
	Sequoia Mortgage Trust,
167	Series 11, Class A, VAR, 1.137%, 12/20/32	159
337	Series 2003-3, Class A2, VAR, 1.068%, 07/20/33	312
3,103	Series 2004-11, Class A2, VAR, 1.055%, 12/20/34	2,913
2,000	Springleaf Mortgage Loan Trust, Series 2012-1A, Class B1, VAR, 6.000%, 09/25/57 (e)	1,965
	Structured Asset Mortgage Investments, Inc.,
1,709	Series 2002-AR2, Class A3, VAR, 0.987%, 07/19/32	1,341
263	Series 2004-AR1, Class 1A1, VAR, 0.937%, 03/19/34	249
	Structured Asset Securities Corp.,
520	Series 2003-8, Class 2A9, VAR, 0.735%, 04/25/33	506
1,850	Series 2003-40A, Class 4A, VAR, 2.796%, 01/25/34	1,773
	WaMu Mortgage Pass-Through Certificates,
1,464	Series 2004-AR11, Class A, VAR, 2.449%, 10/25/34	1,452
3,358	Series 2004-AR3, Class A1, VAR, 2.584%, 06/25/34	3,409
	Wells Fargo Mortgage-Backed Securities Trust,
371	Series 2003-F, Class A1, VAR, 4.868%, 06/25/33	379
1,134	Series 2003-K, Class 1A2, VAR, 4.444%, 11/25/33	1,171
1,014	Series 2004-2, Class A1, 5.000%, 02/25/19	1,036
601	Series 2004-H, Class A2, VAR, 2.615%, 06/25/34	601
1,199	Series 2005-16, Class A16, 5.750%, 01/25/36	1,232
1,149	Series 2005-AR16, Class 3A2, VAR, 2.641%, 03/25/35	1,137

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
571	Series 2006-17, Class A1, 5.500%, 11/25/21	603
1,237	Series 2007-3, Class 3A1, 5.500%, 04/25/22	1,282

		85,368

	Total Collateralized Mortgage Obligations (Cost $231,744)	226,344

Commercial Mortgage-Backed Securities — 3.1%
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5, VAR, 4.857%, 07/10/43	2,189
	Bayview Commercial Asset Trust,
703	Series 2004-3, Class A2, VAR, 0.655%, 01/25/35 (e)	554
2,502	Series 2005-2A, Class A2, VAR, 0.586%, 08/25/35 (e)	1,778
500	Series 2005-2A, Class M1, VAR, 0.665%, 08/25/35 (e)	281
1,533	Series 2007-2A, Class A2, VAR, 0.556%, 07/25/37 (e)	494
763	Series 2007-2A, Class M4, VAR, 0.885%, 07/25/37 (e)	48
2,228	Series 2007-3, Class A2, VAR, 0.525%, 07/25/37 (e)	1,036
1,155	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	1,225
1,796	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, VAR, 5.414%, 10/15/44	2,001
2,196	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	2,240

	Total Commercial Mortgage-Backed Securities (Cost $15,704)	11,846

Corporate Bond — 0.3%
	Financials — 0.3%
	Commercial Banks — 0.3%
1,325	Wells Fargo & Co., 1.500%, 07/01/15 (Cost $1,323)	1,346

Mortgage Pass-Through Securities — 14.0%
	Federal Home Loan Mortgage Corp.,
97	ARM, 2.072%, 07/01/19	103
18	ARM, 2.095%, 12/01/21	19
96	ARM, 2.168%, 01/01/27	102
658	ARM, 2.243%, 06/01/22 - 01/01/23	700
14	ARM, 2.250%, 06/01/26 (m)	15
54	ARM, 2.303%, 04/01/30	58
1,049	ARM, 2.312%, 04/01/32	1,119
62	ARM, 2.320%, 12/01/26	65

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
229	ARM, 2.327%, 12/01/27 (m)	244
29	ARM, 2.340%, 10/01/29	29
300	ARM, 2.342%, 08/01/27	321
94	ARM, 2.344%, 07/01/28	100
410	ARM, 2.345%, 07/01/30 (m)	435
255	ARM, 2.390%, 12/01/26	273
107	ARM, 2.404%, 02/01/23	109
28	ARM, 2.405%, 11/01/27	29
25	ARM, 2.411%, 12/01/29	27
42	ARM, 2.433%, 05/01/18	45
52	ARM, 2.548%, 01/01/30	56
389	ARM, 2.569%, 01/01/23 (m)	418
61	ARM, 2.585%, 04/01/24	66
17	ARM, 2.974%, 06/01/25	17
28	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	31
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
11	7.500%, 05/01/28	13
42	8.500%, 07/01/28	51
23	9.000%, 02/01/25	29
	Federal National Mortgage Association,
13	ARM, 1.625%, 03/01/17	14
251	ARM, 1.872%, 11/01/18	263
109	ARM, 1.875%, 12/01/20 - 04/01/21	114
13	ARM, 1.880%, 06/01/18	14
117	ARM, 1.990%, 07/01/20 (m)	120
23	ARM, 1.996%, 04/01/24	23
37	ARM, 2.025%, 05/01/30	38
1,003	ARM, 2.094%, 05/01/33	1,057
44	ARM, 2.127%, 05/01/18	45
12	ARM, 2.230%, 07/01/25	13
16	ARM, 2.247%, 11/01/21	17
12	ARM, 2.272%, 05/01/29	12
83	ARM, 2.302%, 01/01/31 (m)	87
49	ARM, 2.325%, 05/01/31	50
61	ARM, 2.334%, 06/01/26	65
345	ARM, 2.336%, 09/01/33	369
131	ARM, 2.415%, 09/01/19	138
25	ARM, 2.417%, 03/01/38	27
734	ARM, 2.460%, 01/01/25	787
24	ARM, 2.470%, 12/01/26	26
59	ARM, 2.472%, 11/01/23	60
178	ARM, 2.514%, 08/01/26	192
137	ARM, 2.568%, 12/01/28	140
80	ARM, 2.580%, 03/01/29	86
88	ARM, 2.693%, 11/01/30	92

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

85		ARM, 3.033%, 07/01/27	92
55		ARM, 3.715%, 03/01/15	56
316		ARM, 4.177%, 02/01/34	336
7		ARM, 4.340%, 05/01/20	7
66		ARM, 6.000%, 01/01/20	68
—	(h)	Federal National Mortgage Association, 10 Year, Single Family, 4.500%, 01/01/13	—	(h)
		Federal National Mortgage Association, 15 Year, Single Family,
11,835		4.000%, 02/01/25	12,672
3		6.000%, 08/01/14	3
100		7.000%, 03/01/16 (m)	101
8,424		Federal National Mortgage Association, 20 Year, Single Family, 5.000%, 10/01/23	9,343
		Federal National Mortgage Association, 30 Year, FHA/VA,
26		7.000%, 03/01/27	31
22		8.000%, 11/01/27	27
26		8.500%, 10/01/24	26
11		9.000%, 08/01/25	11
		Federal National Mortgage Association, 30 Year, Single Family,
5,453		5.000%, 12/01/39	6,186
5,446		5.500%, 08/01/40	6,003
3,414		6.000%, 04/01/39	3,829
33		7.250%, 09/01/22	38
155		7.500%, 06/01/23 - 10/01/30	177
8		8.500%, 08/01/17	8
		Federal National Mortgage Association, Other,
24		6.500%, 04/01/16	25
60		12.000%, 11/01/30	67
		Government National Mortgage Association II, 30 Year, Single Family,
56		7.250%, 08/20/22 - 11/20/22	66
69		7.400%, 10/20/21 - 03/20/22	81
19		7.500%, 10/20/23	23
22		7.850%, 12/20/21	22
72		8.000%, 07/20/25 - 08/20/26	88
5,819		Government National Mortgage Association, 15 Year, Single Family, 4.500%, 10/15/24	6,365
		Government National Mortgage Association, 30 Year, Single Family,
56		7.000%, 06/15/24	67
28		8.000%, 10/15/27	34
26		9.000%, 11/15/24	29
172		9.500%, 07/15/25	189

		Total Mortgage Pass-Through Securities (Cost $51,724)	54,393

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	181

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 10.6%
	Investment Company — 10.6%
41,163	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (Cost $41,163)	41,163

	Total Investments — 99.8% (Cost $416,863)	387,447
	Other Assets in Excess of Liabilities — 0.2%	768

	NET ASSETS — 100.0%	$388,215

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 3.0%
1,002	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.416%, 04/25/36	869
	AH Mortgage Advance Trust, (Cayman Islands),
2,766	Series SART-1, Class A1R, 2.230%, 05/10/43 (e)	2,773
7,667	Series SART-1, Class A2, 3.370%, 05/10/43 (e)	7,686
3,201	Series SART-2, Class A1, 3.270%, 09/15/43 (e)	3,237
1,000	Series SART-2, Class B1, 6.900%, 09/15/43 (e)	1,002
2,824	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	2,844
5,119	Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	5,170
	Asset-Backed Funding Certificates,
1,700	Series 2005-AQ1, Class A4, SUB, 5.010%, 06/25/35	1,723
2,172	Series 2005-WF1, Class A2C, VAR, 0.546%, 12/25/34	2,009
319	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.605%, 04/25/36	271
	Chase Funding Mortgage Loan Asset-Backed Certificates,
2,275	Series 2002-3, Class 1A5, SUB, 5.407%, 06/25/32	2,226
1,243	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	1,309
1,261	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	1,184
	Citigroup Mortgage Loan Trust, Inc.,
251	Series 2003-HE3, Class A, VAR, 0.615%, 12/25/33	228
1,571	Series 2004-HE1, Class A, VAR, 0.565%, 09/25/33 (e)	1,455
2,042	Series 2011-5, Class 1A1, VAR, 0.425%, 02/25/46 (e) (f) (i)	1,881
753	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	758
119	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 4.350%, 01/25/36	62
308	Federal National Mortgage Association Whole Loan, Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	337
129	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.335%, 12/25/36	123

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,774	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	2,829
	Freedom Trust,
659	Series 2011-1, Class A13, VAR, 0.402%, 11/30/37 (e) (f) (i)	641
1,799	Series 2011-2, Class A11, VAR, 4.003%, 08/01/46 (e)	1,801
	HSBC Home Equity Loan Trust,
381	Series 2005-2, Class A1, VAR, 0.507%, 01/20/35	360
508	Series 2006-1, Class A1, VAR, 0.397%, 01/20/36	482
366	Series 2006-2, Class A1, VAR, 0.387%, 03/20/36	348
561	Series 2007-1, Class AS, VAR, 0.437%, 03/20/36	525
1,488	Series 2007-3, Class APT, VAR, 1.437%, 11/20/36	1,427
305	Indymac Residential Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.435%, 03/25/36	173
2,701	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.586%, 07/25/34 (e)	2,661
	Long Beach Mortgage Loan Trust,
2,200	Series 2004-1, Class M1, VAR, 0.986%, 02/25/34	1,805
341	Series 2006-8, Class 2A2, VAR, 0.326%, 09/25/36	125
550	Series 2006-WL2, Class 2A3, VAR, 0.435%, 01/25/36	450
	Madison Avenue Manufactured Housing Contract,
172,624	Series 2002-A, Class IO, IO, 0.300%, 03/25/32	1,673
1,684	Series 2002-A, Class M2, VAR, 2.486%, 03/25/32	1,556
	Mid-State Trust,
3,038	Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	3,028
1,633	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	1,686
2,518	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	2,602
1,238	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.591%, 12/07/20	1,242
700	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.191%, 11/25/33	720
611	Newcastle Investment Trust, Series 2011-MH1, Class A, 2.450%, 12/10/33 (e)	613

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	183

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
2,330	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.861%, 10/25/34	2,218
1,099	PennyMac Loan Trust, Series 2011-NPL1, Class A, VAR, 5.250%, 09/25/51 (e) (f) (i)	1,100
	RAMP Trust,
777	Series 2004-RS6, Class AI4, VAR, 5.457%, 05/25/32	772
245	Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	234
3,011	Series 2004-RS11, Class M1, VAR, 0.856%, 11/25/34	2,867
1,200	Series 2005-EFC5, Class A3, VAR, 0.575%, 10/25/35	1,069
4,000	Series 2006-RZ1, Class A3, VAR, 0.536%, 03/25/36	3,506
1,205	RASC Trust, Series 2005-KS9, Class A3, VAR, 0.605%, 10/25/35	1,170
	Real Estate Asset Trust,
377	Series 2011-2A, Class A1, 5.750%, 05/25/49 (e) (f) (i)	377
5,153	Series 2012-2A, Class A1, VAR, 4.460%, 08/25/42 (e) (f) (i)	5,153
1,500	Series 2012-2A, Class A2, VAR, 6.660%, 08/25/42 (e) (f) (i)	1,500
500	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	215
2,197	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (f) (i)	2,203
12,135	Resort Finance Timeshare Receivables Trust, Series 2012-1, Class A1, SUB, 6.25%, 07/05/18 (f) (i)	12,135
255	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	217
1,023	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	1,023
1,671	Stanwich Mortgage Loan Trust, Series 2012-NPL3, Class A, 4.213%, 05/15/42 (e)	1,678
817	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.506%, 06/25/35	806
	Structured Asset Securities Corp.,
669	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	677
602	Series 2002-AL1, Class A2, 3.450%, 02/25/32	551
1,942	Series 2002-AL1, Class A3, 3.450%, 02/25/32	1,757
	VOLT LLC,
10,270	Series 2012-1A, Class A1, SUB, 4.949%, 04/25/17 (e) (f) (i)	10,270

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

6,152		Series 2012-RP2A, Class A1, 4.704%, 06/26/17 (e) (f) (i)	6,168
625		Series 2012-RP2A, Class A2, 8.836%, 06/26/17 (e)	628

		Total Asset-Backed Securities (Cost $121,983)	122,188

Collateralized Mortgage Obligations — 50.9%
		Agency CMO — 36.1%
1,301		Federal Home Loan Bank, Series 9M-2012, Class A, 4.720%, 09/20/12	1,304
		Federal Home Loan Mortgage Corp. REMICS,
21		Series 11, Class D, 9.500%, 07/15/19	22
14		Series 22, Class C, 9.500%, 04/15/20	15
19		Series 23, Class F, 9.600%, 04/15/20	21
11		Series 30, Class D, 9.500%, 02/15/20	12
—	(h)	Series 41, Class I, HB, 84.000%, 05/15/20	1
6		Series 47, Class F, 10.000%, 06/15/20	7
62		Series 77, Class H, 8.500%, 09/15/20	69
2		Series 81, Class A, 8.125%, 11/15/20	3
6		Series 84, Class F, 9.200%, 10/15/20	6
6		Series 99, Class Z, 9.500%, 01/15/21	7
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	1
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	1
—	(h)	Series 204, Class E, HB, IF, 1,838.732%, 05/15/23	8
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	2
4		Series 1065, Class J, 9.000%, 04/15/21	5
7		Series 1079, Class S, HB, IF, 33.150%, 05/15/21	14
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	1
4		Series 1084, Class F, VAR, 1.200%, 05/15/21	4
3		Series 1084, Class S, HB, IF, 44.100%, 05/15/21	6
6		Series 1133, Class H, 7.000%, 09/15/21	7
17		Series 1144, Class KB, 8.500%, 09/15/21	19
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	1
—	(h)	Series 1196, Class B, HB, IF, 1,169.001%, 01/15/22	7
39		Series 1343, Class LA, 8.000%, 08/15/22	46
19		Series 1343, Class LB, 7.500%, 08/15/22	23
68		Series 1374, Class Z, 7.000%, 10/15/22	78

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
19	Series 1395, Class G, 6.000%, 10/15/22	21
168	Series 1401, Class J, 7.000%, 10/15/22	191
242	Series 1466, Class PZ, 7.500%, 02/15/23	280
7	Series 1470, Class F, VAR, 2.116%, 02/15/23	7
7	Series 1505, Class QB, HB, IF, 20.183%, 05/15/23	12
70	Series 1518, Class G, IF, 8.799%, 05/15/23	84
55	Series 1526, Class L, 6.500%, 06/15/23	56
7	Series 1540, Class IA, 7.000%, 06/15/13	7
77	Series 1541, Class O, VAR, 0.840%, 07/15/23	78
723	Series 1552, Class IA, IF, 18.698%, 08/15/23	1,032
19	Series 1570, Class F, VAR, 2.616%, 08/15/23	20
47	Series 1570, Class SA, HB, IF, 22.480%, 08/15/23	77
196	Series 1578, Class K, 6.900%, 09/15/23	224
22	Series 1578, Class V, IO, 7.000%, 09/15/23	5
440	Series 1591, Class PV, 6.250%, 10/15/23	457
31	Series 1596, Class D, 6.500%, 10/15/13	32
15	Series 1602, Class SA, HB, IF, 21.937%, 10/15/23	24
99	Series 1609, Class LG, IF, 16.792%, 11/15/23	117
572	Series 1628, Class LZ, 6.500%, 12/15/23	641
529	Series 1638, Class H, 6.500%, 12/15/23	599
629	Series 1644, Class K, 6.750%, 12/15/23	638
676	Series 1658, Class GZ, 7.000%, 01/15/24	787
6	Series 1671, Class QC, IF, 10.000%, 02/15/24	10
286	Series 1677, Class Z, 7.500%, 07/15/23	332
10	Series 1686, Class SH, IF, 18.675%, 02/15/24	16
12	Series 1688, Class W, 7.250%, 03/15/14	13
253	Series 1695, Class EB, 7.000%, 03/15/24	292
33	Series 1699, Class FC, VAR, 0.850%, 03/15/24	34
48	Series 1745, Class D, 7.500%, 08/15/24	56
976	Series 1760, Class ZD, VAR, 1.020%, 02/15/24	1,015
105	Series 1798, Class F, 5.000%, 05/15/23	115
7	Series 1807, Class G, 9.000%, 10/15/20	7
904	Series 1813, Class I, PO, 11/15/23	804
3,493	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	501
204	Series 1829, Class ZB, 6.500%, 03/15/26	230
5	Series 1844, Class E, 6.500%, 10/15/13	5
352	Series 1863, Class Z, 6.500%, 07/15/26	397
6	Series 1865, Class D, PO, 02/15/24	5
109	Series 1899, Class ZE, 8.000%, 09/15/26	128
96	Series 1963, Class Z, 7.500%, 01/15/27	113
32	Series 1985, Class PR, IO, 8.000%, 07/15/27	7

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
46	Series 1987, Class PE, 7.500%, 09/15/27	54
1	Series 2025, Class PE, 6.300%, 01/15/13	1
379	Series 2033, Class J, 5.600%, 06/15/23	417
21	Series 2033, Class SN, HB, IF, 26.419%, 03/15/24	18
27	Series 2038, Class PN, IO, 7.000%, 03/15/28	7
236	Series 2040, Class PE, 7.500%, 03/15/28	277
31	Series 2042, Class T, 7.000%, 03/15/28	36
19	Series 2055, Class OE, 6.500%, 05/15/13	19
100	Series 2060, Class Z, 6.500%, 05/15/28	114
242	Series 2061, Class DC, IO, 6.500%, 06/15/28	58
19,313	Series 2065, Class PX, IO, 0.750%, 08/17/27	483
607	Series 2075, Class PH, 6.500%, 08/15/28	696
110	Series 2086, Class GB, 6.000%, 09/15/28	112
43	Series 2089, Class PJ, IO, 7.000%, 10/15/28	11
122	Series 2102, Class TC, 6.000%, 12/15/13 (m)	125
80	Series 2102, Class TU, 6.000%, 12/15/13 (m)	82
449	Series 2110, Class PG, 6.000%, 01/15/29	482
463	Series 2111, Class SB, IF, IO, 7.261%, 01/15/29	115
75	Series 2115, Class PE, 6.000%, 01/15/14	77
158	Series 2125, Class JZ, 6.000%, 02/15/29	165
340	Series 2130, Class QS, 6.000%, 03/15/29	380
69	Series 2132, Class SB, HB, IF, 29.485%, 03/15/29	133
102	Series 2132, Class ZL, 6.500%, 03/15/29	111
3	Series 2135, Class UK, IO, 6.500%, 03/15/14	—	(h)
14	Series 2141, Class IO, IO, 7.000%, 04/15/29	3
36	Series 2163, Class PC, IO, 7.500%, 06/15/29	8
79	Series 2178, Class PB, 7.000%, 08/15/29	92
119	Series 2201, Class C, 8.000%, 11/15/29	142
395	Series 2209, Class TC, 8.000%, 01/15/30	468
207	Series 2210, Class Z, 8.000%, 01/15/30	247
79	Series 2224, Class CB, 8.000%, 03/15/30	95
45	Series 2247, Class Z, 7.500%, 08/15/30	54
271	Series 2254, Class Z, 9.000%, 09/15/30	324
215	Series 2256, Class MC, 7.250%, 09/15/30	253
347	Series 2259, Class ZM, 7.000%, 10/15/30	408
380	Series 2271, Class PC, 7.250%, 12/15/30	447
273	Series 2283, Class K, 6.500%, 12/15/23	306
101	Series 2296, Class PD, 7.000%, 03/15/31	119
40	Series 2301, Class PA, 6.000%, 10/15/13	41
1,490	Series 2303, Class ZD, 7.000%, 04/15/31	1,573
847	Series 2303, Class ZN, 8.500%, 04/15/29	906
49	Series 2306, Class K, PO, 05/15/24	41

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	185

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
121	Series 2306, Class SE, IF, IO, 9.080%, 05/15/24	22
347	Series 2344, Class QG, 6.000%, 08/15/16	369
805	Series 2344, Class ZD, 6.500%, 08/15/31	886
95	Series 2344, Class ZJ, 6.500%, 08/15/31	105
60	Series 2345, Class NE, 6.500%, 08/15/31	62
174	Series 2347, Class VP, 6.500%, 03/15/20	174
138	Series 2353, Class TD, 6.000%, 09/15/16	148
138	Series 2355, Class BP, 6.000%, 09/15/16	147
111	Series 2358, Class PD, 6.000%, 09/15/16	118
239	Series 2359, Class PM, 6.000%, 09/15/16	247
353	Series 2359, Class ZB, 8.500%, 06/15/31	413
255	Series 2360, Class PG, 6.000%, 09/15/16	273
73	Series 2363, Class PF, 6.000%, 09/15/16	77
132	Series 2366, Class MD, 6.000%, 10/15/16	141
1,588	Series 2367, Class ZK, 6.000%, 10/15/31	1,789
46	Series 2368, Class AS, HB, IF, 20.307%, 10/15/31	77
93	Series 2368, Class TG, 6.000%, 10/15/16	99
62	Series 2372, Class F, VAR, 0.739%, 10/15/31	62
69	Series 2383, Class FD, VAR, 0.739%, 11/15/31	70
108	Series 2388, Class UZ, 8.500%, 06/15/31	129
606	Series 2391, Class QR, 5.500%, 12/15/16	644
64	Series 2394, Class MC, 6.000%, 12/15/16	69
1,096	Series 2399, Class TH, 6.500%, 01/15/32	1,209
198	Series 2410, Class OE, 6.375%, 02/15/32	218
224	Series 2410, Class QS, IF, 18.877%, 02/15/32	317
136	Series 2410, Class QX, IF, IO, 8.411%, 02/15/32	29
199	Series 2423, Class MC, 7.000%, 03/15/32	234
254	Series 2423, Class MT, 7.000%, 03/15/32	285
169	Series 2425, Class OB, 6.000%, 03/15/17	181
3,113	Series 2431, Class F, VAR, 0.739%, 03/15/32	3,137
463	Series 2433, Class SA, HB, IF, 20.307%, 02/15/32	768
305	Series 2434, Class TC, 7.000%, 04/15/32	350
507	Series 2436, Class MC, 7.000%, 04/15/32	592
171	Series 2444, Class ES, IF, IO, 7.711%, 03/15/32	38
184	Series 2450, Class GZ, 7.000%, 05/15/32	217
193	Series 2450, Class SW, IF, IO, 7.760%, 03/15/32	44
307	Series 2458, Class QE, 5.500%, 06/15/17	326
454	Series 2462, Class NB, 6.500%, 06/15/22	513

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
882	Series 2464, Class FE, VAR, 1.240%, 03/15/32	901
55	Series 2470, Class SL, IF, 9.000%, 01/15/27	67
206	Series 2474, Class SJ, IF, IO, 7.410%, 07/15/17	17
2,758	Series 2494, Class SX, IF, IO, 6.761%, 02/15/32	479
863	Series 2513, Class ZC, 5.500%, 10/15/32	958
103	Series 2515, Class DE, 4.000%, 03/15/32	104
908	Series 2517, Class Z, 5.500%, 10/15/32	1,010
530	Series 2533, Class HB, 5.500%, 12/15/17	570
262	Series 2535, Class BK, 5.500%, 12/15/22	291
807	Series 2549, Class ZG, 5.000%, 01/15/18	843
6,825	Series 2552, Class FP, VAR, 1.240%, 01/15/33	6,927
2,330	Series 2557, Class HL, 5.300%, 01/15/33	2,577
8,775	Series 2568, Class KG, 5.500%, 02/15/23	9,651
121	Series 2571, Class SK, HB, IF, 33.467%, 09/15/23	239
862	Series 2574, Class HP, 5.000%, 02/15/18	925
822	Series 2586, Class WI, IO, 6.500%, 03/15/33	164
171	Series 2587, Class CO, PO, 03/15/32	171
528	Series 2590, Class IP, IO, 5.500%, 08/15/31	5
1,028	Series 2591, Class QO, 4.500%, 03/15/18	1,090
158	Series 2594, Class DJ, 4.250%, 10/15/30	159
15	Series 2597, Class DS, IF, IO, 7.310%, 02/15/33	1
18	Series 2599, Class DS, IF, IO, 6.761%, 02/15/33	—	(h)
16	Series 2610, Class DS, IF, IO, 6.860%, 03/15/33	—	(h)
2,072	Series 2610, Class DZ, 5.500%, 05/15/33	2,280
257	Series 2611, Class SQ, IF, 12.521%, 05/15/33	307
607	Series 2611, Class UH, 4.500%, 05/15/18	638
1,503	Series 2617, Class GR, 4.500%, 05/15/18	1,596
1,422	Series 2626, Class NS, IF, IO, 6.311%, 06/15/23	102
2,018	Series 2627, Class GY, 4.500%, 06/15/18	2,144
1,238	Series 2631, Class LC, 4.500%, 06/15/18	1,318
167	Series 2631, Class SA, IF, 14.411%, 06/15/33	211
684	Series 2637, Class SA, IF, IO, 5.861%, 06/15/18	69
251	Series 2640, Class UG, IO, 5.000%, 01/15/32	9
582	Series 2640, Class UP, IO, 5.000%, 01/15/32	19
3	Series 2640, Class UR, IO, 4.500%, 08/15/17	—	(h)
1,699	Series 2641, Class WI, IO, 5.000%, 01/15/33	169

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
538	Series 2649, Class IG, IO, 5.000%, 11/15/31	20
791	Series 2650, Class PO, PO, 12/15/32	760
1,340	Series 2650, Class SO, PO, 12/15/32	1,284
311	Series 2671, Class S, IF, 14.319%, 09/15/33	393
967	Series 2672, Class ME, 5.000%, 11/15/22	1,021
4,950	Series 2675, Class CK, 4.000%, 09/15/18 (m)	5,233
7,000	Series 2677, Class LE, 4.500%, 09/15/18	7,583
166	Series 2682, Class YS, IF, 8.631%, 10/15/33	167
8,158	Series 2684, Class PO, PO, 01/15/33	7,910
197	Series 2690, Class SJ, IF, 8.791%, 10/15/33	202
551	Series 2692, Class SC, IF, 12.808%, 07/15/33	647
135	Series 2694, Class BA, 4.000%, 06/15/31	144
89	Series 2695, Class OB, PO, 10/15/33	88
164	Series 2695, Class SX, IF, 15.962%, 10/15/33	170
82	Series 2695, Class WS, IF, 15.824%, 10/15/33	85
1,126	Series 2702, Class PC, 5.000%, 01/15/23	1,190
40	Series 2705, Class SC, IF, 8.641%, 11/15/33	41
95	Series 2705, Class SD, IF, 8.692%, 11/15/33	96
2,000	Series 2710, Class HB, 5.500%, 11/15/23	2,289
2,427	Series 2715, Class OG, 5.000%, 01/15/23	2,536
2,564	Series 2716, Class UN, 4.500%, 12/15/23	2,805
1,299	Series 2720, Class PC, 5.000%, 12/15/23	1,426
3,221	Series 2722, Class PF, VAR, 0.839%, 12/15/33	3,251
548	Series 2725, Class SC, IF, 8.706%, 11/15/33	607
433	Series 2727, Class BS, IF, 8.716%, 01/15/34	438
1,141	Series 2744, Class TU, 5.500%, 05/15/32	1,211
560	Series 2755, Class PA, PO, 02/15/29	559
233	Series 2755, Class SA, IF, 13.721%, 05/15/30	251
347	Series 2756, Class NA, 5.000%, 02/15/24	385
685	Series 2764, Class OE, 4.500%, 03/15/19	747
2,868	Series 2780, Class BE, 4.500%, 04/15/19	3,049
280	Series 2780, Class JG, 4.500%, 04/15/19	289
1,678	Series 2780, Class YC, 5.000%, 04/15/19	1,819
1,027	Series 2802, Class ZY, 6.000%, 05/15/34	1,205
159	Series 2812, Class AB, 4.500%, 10/15/18	161
458	Series 2812, Class NO, PO, 10/15/33	453
1,549	Series 2827, Class QE, 5.500%, 03/15/33	1,603
416	Series 2835, Class BO, PO, 12/15/28	409
391	Series 2835, Class QO, PO, 12/15/32	358
63	Series 2863, Class JA, 4.500%, 09/15/19	64
820	Series 2864, Class GB, 4.000%, 09/15/19	869
209	Series 2877, Class KO, PO, 03/15/19	202
1,059	Series 2921, Class MD, 5.000%, 06/15/33	1,096
1,224	Series 2922, Class JN, 4.500%, 02/15/20	1,275

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,000	Series 2930, Class AN, 4.500%, 06/15/19	1,031
2,069	Series 2934, Class EC, PO, 02/15/20	1,985
103	Series 2934, Class EN, PO, 02/15/18	102
2,152	Series 2934, Class HI, IO, 5.000%, 02/15/20	213
1,438	Series 2934, Class KI, IO, 5.000%, 02/15/20	147
540	Series 2945, Class SA, IF, 11.863%, 03/15/20	640
629	Series 2967, Class JI, IO, 5.000%, 04/15/20	67
228	Series 2967, Class S, HB, IF, 32.508%, 04/15/25	364
613	Series 2971, Class GC, 5.000%, 07/15/18	632
1,118	Series 2979, Class BC, 5.000%, 04/15/20	1,216
209	Series 2989, Class PO, PO, 06/15/23	205
438	Series 2990, Class LK, VAR, 0.609%, 10/15/34	440
427	Series 2990, Class SL, HB, IF, 23.615%, 06/15/34	647
150	Series 2990, Class WP, IF, 16.410%, 06/15/35	190
1,524	Series 2994, Class FC, VAR, 0.640%, 02/15/33	1,521
88	Series 2996, Class FD, VAR, 0.489%, 06/15/35	88
499	Series 2999, Class NC, 4.500%, 12/15/18	506
2,652	Series 3013, Class AF, VAR, 0.489%, 05/15/35	2,653
383	Series 3022, Class SX, IF, 16.276%, 08/15/25	538
2,600	Series 3035, Class Z, 5.850%, 09/15/35	2,923
626	Series 3047, Class OB, 5.500%, 12/15/33	653
1,270	Series 3049, Class XF, VAR, 0.590%, 05/15/33	1,272
810	Series 3054, Class MI, IO, 5.500%, 05/15/34	48
1,465	Series 3068, Class QB, 4.500%, 06/15/20	1,546
1,072	Series 3077, Class TO, PO, 04/15/35	1,036
97	Series 3100, Class MA, VAR, 1.708%, 12/15/35	95
4,449	Series 3101, Class UZ, 6.000%, 01/15/36	5,073
716	Series 3117, Class EO, PO, 02/15/36	671
1,028	Series 3117, Class OG, PO, 02/15/36	994
772	Series 3117, Class OK, PO, 02/15/36	730
4,000	Series 3117, Class PL, 5.000%, 08/15/34	4,227
220	Series 3122, Class OH, PO, 03/15/36	213
91	Series 3122, Class ZB, 6.000%, 03/15/36	95
1,422	Series 3130, Class KZ, 5.500%, 12/15/34	1,606
160	Series 3134, Class PO, PO, 03/15/36	151
3,872	Series 3137, Class XP, 6.000%, 04/15/36	4,377
646	Series 3138, Class PO, PO, 04/15/36	623
1,500	Series 3143, Class BC, 5.500%, 02/15/36	1,697

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	187

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,416	Series 3147, Class PF, VAR, 0.540%, 04/15/36	2,422
172	Series 3149, Class SO, PO, 05/15/36	164
1,431	Series 3151, Class PD, 6.000%, 11/15/34	1,488
1,001	Series 3151, Class PO, PO, 05/15/36	946
1,008	Series 3152, Class MO, PO, 03/15/36	895
791	Series 3153, Class EO, PO, 05/15/36	763
2,469	Series 3155, Class CG, 6.000%, 11/15/24	2,518
5,355	Series 3156, Class AZ, 5.500%, 05/15/36	5,991
8,000	Series 3166, Class AC, 5.000%, 06/15/21 (m)	9,221
736	Series 3171, Class MO, PO, 06/15/36	702
657	Series 3174, Class PX, 5.000%, 06/15/17	706
891	Series 3179, Class OA, PO, 07/15/36	855
305	Series 3184, Class OA, PO, 02/15/33	301
1,063	Series 3194, Class SA, IF, IO, 6.860%, 07/15/36	153
1,120	Series 3195, Class PD, 6.500%, 07/15/36	1,259
1,094	Series 3200, Class PO, PO, 08/15/36	1,056
1,910	Series 3210, Class PO, PO, 05/15/36	1,830
2,000	Series 3218, Class BE, 6.000%, 09/15/35	2,200
1,285	Series 3219, Class DI, IO, 6.000%, 04/15/36	179
1,033	Series 3232, Class ST, IF, IO, 6.460%, 10/15/36	162
1,311	Series 3237, Class AO, PO, 11/15/36	1,262
1,125	Series 3253, Class PO, PO, 12/15/21	1,089
638	Series 3260, Class CS, IF, IO, 5.901%, 01/15/37	89
834	Series 3262, Class SG, IF, IO, 6.161%, 01/15/37	112
734	Series 3274, Class JO, PO, 02/15/37	695
623	Series 3274, Class MO, PO, 02/15/37	601
387	Series 3275, Class FL, VAR, 0.679%, 02/15/37	388
3,500	Series 3282, Class YD, 5.500%, 02/15/22	4,077
259	Series 3288, Class GS, IF, 0.440%, 03/15/37	251
2,075	Series 3290, Class SB, IF, IO, 6.211%, 03/15/37	322
518	Series 3305, Class MB, IF, 2.719%, 07/15/34	521
631	Series 3316, Class JO, PO, 05/15/37	600
2,500	Series 3329, Class JD, 6.000%, 06/15/36	2,813
4,400	Series 3342, Class VG, 6.000%, 11/15/23	4,728
3,116	Series 3344, Class FT, VAR, 0.590%, 07/15/34	3,121
368	Series 3371, Class FA, VAR, 0.839%, 09/15/37	370
1,021	Series 3373, Class TO, PO, 04/15/37	985

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,284	Series 3385, Class SN, IF, IO, 5.761%, 11/15/37	278
1,590	Series 3387, Class SA, IF, IO, 6.181%, 11/15/37	224
981	Series 3389, Class DQ, 5.750%, 10/15/35	1,040
727	Series 3393, Class JO, PO, 09/15/32	672
2,000	Series 3402, Class NC, 5.000%, 12/15/22	2,237
1,939	Series 3404, Class SC, IF, IO, 5.761%, 01/15/38	273
4,162	Series 3422, Class AI, IO, SUB, 0.250%, 01/15/38	29
970	Series 3422, Class LI, IO, 5.000%, 02/15/23	90
3,935	Series 3430, Class AI, IO, 1.417%, 09/15/12	—	(h)
1,649	Series 3451, Class SA, IF, IO, 5.811%, 05/15/38	211
2,002	Series 3461, Class LZ, 6.000%, 06/15/38	2,234
2,252	Series 3481, Class SJ, IF, IO, 5.610%, 08/15/38	302
1,910	Series 3505, Class SA, IF, IO, 5.761%, 01/15/39	245
1,396	Series 3511, Class IO, IO, 5.000%, 12/15/21	125
972	Series 3511, Class SA, IF, IO, 5.761%, 02/15/39	125
2,058	Series 3515, Class PI, IO, 5.500%, 07/15/37	173
3,420	Series 3531, Class SA, IF, IO, 6.060%, 05/15/39	433
2,713	Series 3537, Class MI, IO, 5.000%, 06/15/38	481
270	Series 3546, Class A, VAR, 4.065%, 02/15/39	288
1,561	Series 3549, Class FA, VAR, 1.439%, 07/15/39	1,570
1,777	Series 3564, Class JA, 4.000%, 01/15/18	1,873
2,677	Series 3572, Class JS, IF, IO, 6.560%, 09/15/39	485
1,146	Series 3604, Class PO, PO, 05/15/36	1,105
1,600	Series 3607, Class AO, PO, 04/15/36	1,542
1,600	Series 3607, Class BO, PO, 04/15/36	1,542
937	Series 3607, Class EO, PO, 02/15/33	906
2,167	Series 3607, Class PO, PO, 05/15/37	2,045
1,683	Series 3611, Class PO, PO, 07/15/34	1,574
1,700	Series 3614, Class QB, 4.000%, 12/15/24	1,896
1,390	Series 3621, Class BO, PO, 01/15/40	1,344
1,475	Series 3621, Class PO, PO, 01/15/40	1,395
1,951	Series 3623, Class LO, PO, 01/15/40	1,886
1,343	Series 3632, Class BS, IF, 16.702%, 02/15/40	2,284
3,235	Series 3653, Class HJ, 5.000%, 04/15/40	3,528
5,900	Series 3659, Class VG, 5.000%, 09/15/34	6,942
2,602	Series 3666, Class VA, 5.500%, 12/15/22	2,820

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,773	Series 3680, Class MA, 4.500%, 07/15/39	7,428
1,667	Series 3688, Class CU, VAR, 6.787%, 11/15/21	1,804
3,952	Series 3688, Class GT, VAR, 7.160%, 11/15/46	4,456
6,902	Series 3688, Class NI, IO, 5.000%, 04/15/32	912
9,692	Series 3704, Class CT, 7.000%, 12/15/36	11,399
6,226	Series 3704, Class DT, 7.500%, 11/15/36	7,334
5,097	Series 3704, Class ET, 7.500%, 12/15/36	5,949
5,570	Series 3710, Class FL, VAR, 0.739%, 05/15/36	5,623
7,676	Series 3714, Class IP, IO, 5.000%, 08/15/40	1,261
3,335	Series 3720, Class A, 4.500%, 09/15/25	3,608
6,064	Series 3739, Class LI, IO, 4.000%, 03/15/34	516
4,510	Series 3740, Class SC, IF, IO, 5.761%, 10/15/40	950
2,373	Series 3747, Class CY, 4.500%, 10/15/40	2,679
1,500	Series 3747, Class PY, 4.000%, 10/15/40	1,659
6,792	Series 3759, Class HI, IO, 4.000%, 08/15/37	684
5,196	Series 3760, Class GI, IO, 4.000%, 10/15/37	533
1,500	Series 3770, Class PY, 5.000%, 12/15/40	1,854
4,310	Series 3795, Class EI, IO, 5.000%, 10/15/39	633
5,869	Series 3804, Class FN, VAR, 0.689%, 03/15/39	5,889
10,396	Series 3819, Class ZQ, 6.000%, 04/15/36	12,172
574	Series 3852, Class QN, IF, 5.500%, 05/15/41	628
933	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,036
7,729	Series 3855, Class HJ, 3.000%, 02/15/26	8,007
2,129	Series 3860, Class PZ, 5.000%, 05/15/41	2,494
2,161	Series 3895, Class WA, VAR, 5.693%, 10/15/38	2,401
2,181	Series 3898, Class AF, VAR, 0.810%, 06/15/41	2,189
5,000	Series 3920, Class LP, 5.000%, 01/15/34	5,669
5,667	Series 3925, Class FL, VAR, 0.689%, 01/15/41	5,682
3,932	Series 3960, Class JF, VAR, 0.689%, 04/15/41	3,946
4,783	Series 3966, Class BF, VAR, 0.739%, 10/15/40	4,798
6,613	Series 3966, Class NA, 4.000%, 12/15/41	7,123
2,886	Series 3997, Class PF, VAR, 0.689%, 11/15/39	2,890
4,483	Series 3998, Class GF, VAR, 0.689%, 05/15/36	4,492
4,839	Series 4001, Class NF, VAR, 0.739%, 01/15/39	4,849

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
4,888	Series 4012, Class FN, VAR, 0.739%, 03/15/42	4,909
2,092	Series 4012, Class NF, VAR, 0.689%, 12/15/38	2,095
6,881	Series 4013, Class QF, VAR, 0.789%, 03/15/41	6,901
4,897	Series 4048, Class FB, VAR, 0.640%, 10/15/41	4,903
7,756	Series 4048, Class FJ, VAR, 0.646%, 07/15/37	7,776
7,987	Series 4077, Class FB, VAR, 0.739%, 07/15/42	8,011
4,989	Series 4087, Class FA, VAR, 0.689%, 05/15/39	4,996
5,000	Series 4095, Class FB, VAR, 0.644%, 04/15/39	4,992
2,000	Series R004, Class VG, 6.000%, 08/15/21	2,051
7,305	Series R006, Class ZA, 6.000%, 04/15/36	8,479
6,251	Series R007, Class ZA, 6.000%, 05/15/36	7,311
129	Series R012, Class AI, IO, 5.500%, 12/15/20	1
	Federal Home Loan Mortgage Corp. STRIPS,
2	Series 1, Class B, IO, 8.000%, 10/15/18	—	(h)
1	Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
11	Series 134, Class B, IO, 9.000%, 04/01/22	2
2,070	Series 191, Class IO, IO, 8.000%, 01/01/28	463
1,352	Series 197, Class PO, PO, 04/01/28	1,177
2,213	Series 233, Class 11, IO, 5.000%, 09/15/35	309
1,241	Series 233, Class 12, IO, 5.000%, 09/15/35	173
2,965	Series 233, Class 13, IO, 5.000%, 09/15/35	412
5,874	Series 239, Class S30, IF, IO, 7.460%, 08/15/36	796
995	Series 243, Class 16, IO, 4.500%, 11/15/20	85
1,630	Series 243, Class 17, IO, 4.500%, 12/15/20	141
34,447	Series 262, Class 35, 3.500%, 07/15/42	36,743
14,966	Series 264, Class F1, VAR, 0.789%, 07/15/42	15,019
5,000	Series 270, Class F1, VAR, 0.746%, 08/15/42	4,997
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
427	Series T-41, Class 3A, VAR, 6.917%, 07/25/32 (m)	495
1,517	Series T-42, Class A5, 7.500%, 02/25/42	1,820
92	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	105
111	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	132
2,467	Series T-54, Class 2A, 6.500%, 02/25/43	2,926
1,227	Series T-54, Class 3A, 7.000%, 02/25/43	1,469
2,253	Series T-56, Class A5, 5.231%, 05/25/43	2,540
224	Series T-58, Class APO, PO, 09/25/43	212

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	189

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
221		Series T-59, Class 1AP, PO, 10/25/43	193
3,173		Series T-62, Class 1A1, VAR, 1.348%, 10/25/44	3,187
6,067		Series T-76, Class 2A, VAR, 3.997%, 10/25/37	6,195
		Federal National Mortgage Association - ACES,
4,000		Series 2010-M1, Class A2, 4.450%, 09/25/19	4,590
5,000		Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	5,712
1,700		Series 2011-M1, Class A3, 3.763%, 06/25/21	1,896
9,480		Series 2011-M2, Class A3, 3.764%, 07/25/21	10,612
5,000		Series 2011-M4, Class A2, 3.726%, 06/25/21	5,608
5,051		Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	5,141
4,800		Series 2012-M8, Class ASQ3, 1.801%, 12/25/19	4,888
		Federal National Mortgage Association Grantor Trust,
40		Series 2001-T10, Class PO, PO, 12/25/41	38
920		Series 2001-T12, Class A2, 7.500%, 08/25/41	1,082
1,069		Series 2001-T7, Class A1, 7.500%, 02/25/41	1,215
340		Series 2002-T16, Class A2, 7.000%, 07/25/42	402
616		Series 2002-T19, Class A2, 7.000%, 07/25/42	699
431		Series 2002-T4, Class A2, 7.000%, 12/25/41	488
1,191		Series 2002-T4, Class A3, 7.500%, 12/25/41	1,387
926		Series 2004-T1, Class 1A1, 6.000%, 01/25/44	1,047
729		Series 2004-T3, Class PT1, VAR, 8.304%, 01/25/44	782
		Federal National Mortgage Association REMICS,
51		Series 1988-7, Class Z, 9.250%, 04/25/18	57
4		Series 1988-11, Class D, PO, 05/25/18	4
295		Series 1988-21, Class G, 9.500%, 08/25/18	342
2		Series 1988-29, Class B, 9.500%, 12/25/18	3
4		Series 1989-21, Class G, 10.450%, 04/25/19	4
15		Series 1989-27, Class Y, 6.900%, 06/25/19	16
13		Series 1989-70, Class G, 8.000%, 10/25/19	14
6		Series 1989-78, Class H, 9.400%, 11/25/19	7
5		Series 1989-89, Class H, 9.000%, 11/25/19	6
4		Series 1990-60, Class K, 5.500%, 06/25/20	4
4		Series 1990-93, Class G, 5.500%, 08/25/20	4
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	4
34		Series 1990-102, Class J, 6.500%, 08/25/20	38
5		Series 1990-134, Class SC, HB, IF, 21.225%, 11/25/20	8
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	6

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
233		Series 1991-44, Class G, 8.500%, 05/25/21	264
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	2
7		Series 1992-101, Class J, 7.500%, 06/25/22	7
205		Series 1992-188, Class PZ, 7.500%, 10/25/22	236
227		Series 1993-25, Class J, 7.500%, 03/25/23	262
102		Series 1993-27, Class S, IF, 9.376%, 02/25/23	123
43		Series 1993-31, Class K, 7.500%, 03/25/23	50
440		Series 1993-54, Class Z, 7.000%, 04/25/23	503
23		Series 1993-62, Class SA, IF, 17.929%, 04/25/23	36
23		Series 1993-97, Class FA, VAR, 1.500%, 05/25/23	23
5		Series 1993-108, Class D, PO, 02/25/23	4
56		Series 1993-162, Class F, VAR, 1.200%, 08/25/23	57
9		Series 1993-165, Class SD, IF, 12.489%, 09/25/23	11
85		Series 1993-179, Class SB, HB, IF, 24.868%, 10/25/23	142
46		Series 1993-220, Class SG, IF, 15.500%, 11/25/13	49
13		Series 1993-225, Class SG, HB, IF, 26.464%, 12/25/13	15
17		Series 1993-228, Class G, PO, 09/25/23	17
14		Series 1993-230, Class FA, VAR, 0.850%, 12/25/23	14
224		Series 1993-250, Class Z, 7.000%, 12/25/23	235
24		Series 1993-257, Class C, PO, 06/25/23	24
1,187		Series 1994-26, Class J, PO, 01/25/24	1,151
133		Series 1994-37, Class L, 6.500%, 03/25/24	154
37		Series 1995-2, Class Z, 8.500%, 01/25/25	42
280		Series 1996-14, Class SE, IF, IO, 9.280%, 08/25/23	57
13		Series 1996-59, Class J, 6.500%, 08/25/22	15
96		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	5
26		Series 1997-24, Class Z, 8.000%, 04/18/27	30
25		Series 1997-27, Class J, 7.500%, 04/18/27	28
479		Series 1997-46, Class Z, 7.500%, 06/17/27	560
23		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	6
1,243		Series 1998-30, Class ZA, 6.500%, 05/20/28	1,433
38		Series 1998-36, Class J, 6.000%, 07/18/28	40

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
372	Series 1998-36, Class ZB, 6.000%, 07/18/28	412
175	Series 1998-43, Class SA, HB, IF, 20.083%, 04/25/23	84
142	Series 1999-57, Class Z, 7.500%, 12/25/19	161
150	Series 1999-62, Class PB, 7.500%, 12/18/29	177
520	Series 2000-18, Class EC, PO, 10/25/23	460
22	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	6
1,129	Series 2001-4, Class ZA, 6.500%, 03/25/31	1,296
26	Series 2001-5, Class OW, 6.000%, 03/25/16	27
120	Series 2001-7, Class PF, 7.000%, 03/25/31	141
193	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	42
244	Series 2001-36, Class DE, 7.000%, 08/25/31	287
689	Series 2001-38, Class FB, VAR, 0.735%, 08/25/31	692
132	Series 2001-44, Class PD, 7.000%, 09/25/31	155
235	Series 2001-44, Class PU, 7.000%, 09/25/31	276
354	Series 2001-49, Class LZ, 8.500%, 07/25/31	424
101	Series 2001-52, Class XN, 6.500%, 11/25/15	107
837	Series 2001-53, Class FX, VAR, 0.585%, 10/25/31	837
655	Series 2001-61, Class Z, 7.000%, 11/25/31	770
224	Series 2001-71, Class QE, 6.000%, 12/25/16	238
127	Series 2001-72, Class SX, IF, 16.917%, 12/25/31	185
118	Series 2001-74, Class MB, 6.000%, 12/25/16	126
146	Series 2002-1, Class HC, 6.500%, 02/25/22	165
79	Series 2002-1, Class SA, HB, IF, 24.422%, 02/25/32	140
132	Series 2002-1, Class UD, HB, IF, 23.625%, 12/25/23	223
226	Series 2002-3, Class PG, 5.500%, 02/25/17	237
513	Series 2002-7, Class FD, VAR, 0.935%, 04/25/29	519
91	Series 2002-9, Class ST, IF, 18.755%, 03/25/17	116
664	Series 2002-11, Class QG, 5.500%, 03/25/17	702
789	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	43
49	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	60
536	Series 2002-18, Class PC, 5.500%, 04/25/17	549
224	Series 2002-19, Class PE, 6.000%, 04/25/17	238
1,423	Series 2002-30, Class Z, 6.000%, 05/25/32	1,599
88	Series 2002-37, Class Z, 6.500%, 06/25/32	97
1,727	Series 2002-42, Class C, 6.000%, 07/25/17	1,859

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,951	Series 2002-50, Class ZA, 6.000%, 05/25/31	3,314
474	Series 2002-55, Class QE, 5.500%, 09/25/17	507
1,463	Series 2002-56, Class UC, 5.500%, 09/25/17 (m)	1,567
1,739	Series 2002-60, Class FA, VAR, 0.985%, 02/25/31	1,762
1,739	Series 2002-60, Class FB, VAR, 0.985%, 02/25/31	1,762
661	Series 2002-62, Class ZE, 5.500%, 11/25/17	710
272	Series 2002-63, Class KC, 5.000%, 10/25/17	291
306	Series 2002-63, Class LB, 5.500%, 10/25/17	328
988	Series 2002-71, Class KM, 5.000%, 11/25/17	1,058
246	Series 2002-77, Class S, IF, 14.052%, 12/25/32	310
486	Series 2002-81, Class JO, PO, 04/25/32	482
6	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	—	(h)
577	Series 2002-95, Class XD, 5.000%, 01/25/18	628
4,268	Series 2003-2, Class F, VAR, 0.985%, 02/25/33	4,308
553	Series 2003-7, Class A1, 6.500%, 12/25/42	647
1,925	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	336
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	1,152
77	Series 2003-23, Class CS, IF, IO, 7.864%, 05/25/31	1
1,389	Series 2003-26, Class XS, IF, IO, 6.815%, 03/25/23	173
128	Series 2003-27, Class DW, 4.500%, 04/25/17	129
2,832	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	573
137	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	28
2,408	Series 2003-41, Class PE, 5.500%, 05/25/23	2,667
2,806	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	628
273	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	12
93	Series 2003-52, Class SX, HB, IF, 22.243%, 10/25/31	164
565	Series 2003-55, Class CD, 5.000%, 06/25/23	621
132	Series 2003-68, Class QP, 3.000%, 07/25/22	133
1,632	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	143
1,429	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	192
56	Series 2003-73, Class GA, 3.500%, 05/25/31	56

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	191

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
52		Series 2003-73, Class HF, VAR, 0.685%, 01/25/31	52
79		Series 2003-74, Class SH, IF, 9.746%, 08/25/33	87
1,067		Series 2003-76, Class SH, IF, 13.729%, 09/25/31	1,244
13		Series 2003-79, Class NM, 4.000%, 05/25/22	13
1,260		Series 2003-80, Class SY, IF, IO, 7.414%, 06/25/23	150
894		Series 2003-81, Class LC, 4.500%, 09/25/18	959
1,883		Series 2003-83, Class PG, 5.000%, 06/25/23	2,021
28		Series 2003-86, Class PX, 4.500%, 02/25/17	28
1,335		Series 2003-86, Class ZA, 5.500%, 09/25/33	1,485
921		Series 2003-88, Class TH, 4.500%, 09/25/18	985
231		Series 2003-91, Class SD, IF, 12.107%, 09/25/33	280
4,078		Series 2003-105, Class AZ, 5.500%, 10/25/33	4,650
132		Series 2003-106, Class PO, PO, 08/25/17	128
3,566		Series 2003-106, Class WE, 4.500%, 11/25/22	3,711
1,325		Series 2003-116, Class SB, IF, IO, 7.364%, 11/25/33	293
1,561		Series 2003-117, Class JB, 3.500%, 06/25/33	1,627
3,000		Series 2003-120, Class BL, 3.500%, 12/25/18	3,134
777		Series 2003-122, Class TE, 5.000%, 12/25/22	819
134		Series 2003-128, Class KE, 4.500%, 01/25/14	136
346		Series 2003-130, Class SX, IF, 11.167%, 01/25/34	400
251		Series 2003-131, Class SK, IF, 15.729%, 01/25/34	332
232		Series 2003-132, Class OA, PO, 08/25/33	225
668		Series 2003-132, Class PI, IO, 5.500%, 08/25/33	81
1,150		Series 2004-4, Class QI, IF, IO, 6.865%, 06/25/33	173
288		Series 2004-4, Class QM, IF, 13.729%, 06/25/33	358
657		Series 2004-10, Class SC, HB, IF, 27.658%, 02/25/34	1,009
—	(h)	Series 2004-14, Class SD, IF, 8.706%, 03/25/34	—	(h)
887		Series 2004-17, Class H, 5.500%, 04/25/34	1,029
254		Series 2004-21, Class CO, PO, 04/25/34	251
135		Series 2004-22, Class A, 4.000%, 04/25/19	136
169		Series 2004-25, Class PB, 5.500%, 05/25/32	170
777		Series 2004-25, Class PC, 5.500%, 01/25/34	856

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
766	Series 2004-25, Class SA, IF, 18.877%, 04/25/34	1,136
1,370	Series 2004-27, Class HB, 4.000%, 05/25/19	1,468
2,734	Series 2004-28, Class PF, VAR, 0.635%, 03/25/34	2,742
156	Series 2004-36, Class PB, 5.500%, 05/25/32	157
707	Series 2004-36, Class SA, IF, 18.877%, 05/25/34	1,052
226	Series 2004-36, Class SN, IF, 13.729%, 07/25/33	270
1,095	Series 2004-46, Class EP, PO, 03/25/34	1,049
479	Series 2004-46, Class HS, IF, IO, 5.765%, 05/25/30	8
384	Series 2004-46, Class QB, HB, IF, 23.058%, 05/25/34	612
297	Series 2004-46, Class SK, IF, 15.852%, 05/25/34	412
4,696	Series 2004-50, Class VZ, 5.500%, 07/25/34	5,576
140	Series 2004-51, Class SY, IF, 13.769%, 07/25/34	182
1,010	Series 2004-53, Class NC, 5.500%, 07/25/24	1,118
520	Series 2004-59, Class BG, PO, 12/25/32	477
5	Series 2004-61, Class CO, PO, 10/25/31	5
5,499	Series 2004-61, Class FH, VAR, 1.035%, 11/25/32	5,573
220	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	253
1,397	Series 2004-87, Class F, VAR, 0.985%, 01/25/34	1,409
36	Series 2004-92, Class JO, PO, 12/25/34	35
2,109	Series 2005-7, Class LO, PO, 02/25/35	1,952
475	Series 2005-13, Class FL, VAR, 0.635%, 03/25/35	476
120	Series 2005-14, Class BA, 4.500%, 04/25/19	123
332	Series 2005-15, Class MO, PO, 03/25/35	316
4,945	Series 2005-47, Class AK, 5.000%, 06/25/20	5,331
235	Series 2005-52, Class PA, 6.500%, 06/25/35	255
1,699	Series 2005-56, Class S, IF, IO, 6.474%, 07/25/35	285
1,811	Series 2005-57, Class EG, VAR, 0.536%, 03/25/35	1,812
280	Series 2005-58, Class PO, PO, 07/25/35	268
440	Series 2005-66, Class SG, IF, 16.786%, 07/25/35	632
3,013	Series 2005-66, Class SV, IF, IO, 6.514%, 07/25/35	474
1,250	Series 2005-67, Class HG, 5.500%, 01/25/35	1,381

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
776	Series 2005-68, Class BC, 5.250%, 06/25/35	859
1,691	Series 2005-68, Class PG, 5.500%, 08/25/35	1,922
111	Series 2005-70, Class KI, IO, 5.500%, 08/25/35	2
380	Series 2005-73, Class PS, IF, 16.111%, 08/25/35	539
1,459	Series 2005-74, Class SK, IF, 19.482%, 05/25/35	2,136
1,319	Series 2005-84, Class XM, 5.750%, 10/25/35	1,487
2,000	Series 2005-87, Class NH, 5.000%, 10/25/25	2,241
553	Series 2005-90, Class AO, PO, 10/25/35	512
1,638	Series 2005-90, Class ES, IF, 16.286%, 10/25/35	2,356
1,166	Series 2005-90, Class PO, PO, 09/25/35	1,098
1,500	Series 2005-100, Class BQ, 5.500%, 11/25/25	1,686
661	Series 2005-103, Class SC, IF, 10.835%, 07/25/35	803
1,149	Series 2005-106, Class US, HB, IF, 23.703%, 11/25/35	1,865
460	Series 2005-109, Class PB, 6.000%, 01/25/34	469
1,322	Series 2005-110, Class GJ, 5.500%, 11/25/30	1,347
2,739	Series 2005-110, Class GK, 5.500%, 08/25/34	2,991
623	Series 2005-110, Class MJ, 5.500%, 01/25/33	636
2,397	Series 2005-110, Class MN, 5.500%, 06/25/35	2,681
751	Series 2005-116, Class PB, 6.000%, 04/25/34	811
3,885	Series 2005-118, Class PN, 6.000%, 01/25/32	3,995
297	Series 2005-123, Class FG, VAR, 0.685%, 07/25/34	297
6,651	Series 2006-8, Class WN, IF, IO, 6.464%, 03/25/36	1,432
1,814	Series 2006-8, Class WQ, PO, 03/25/36	1,611
371	Series 2006-15, Class OT, PO, 01/25/36	357
831	Series 2006-16, Class FC, VAR, 0.536%, 03/25/36	833
2,143	Series 2006-16, Class HZ, 5.500%, 03/25/36	2,415
556	Series 2006-23, Class KO, PO, 04/25/36	537
1,596	Series 2006-27, Class OH, PO, 04/25/36	1,461
1,186	Series 2006-33, Class ZB, 6.000%, 05/25/36	1,291
2,500	Series 2006-35, Class GD, 6.000%, 12/25/34	2,663
2,054	Series 2006-39, Class WC, 5.500%, 01/25/36	2,302
515	Series 2006-42, Class CF, VAR, 0.685%, 06/25/36	517
50	Series 2006-43, Class VB, 6.500%, 10/25/17	49

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
621	Series 2006-44, Class FP, VAR, 0.635%, 06/25/36	623
1,314	Series 2006-44, Class GO, PO, 06/25/36	1,272
3,341	Series 2006-44, Class P, PO, 12/25/33	3,217
1,712	Series 2006-46, Class UC, 5.500%, 12/25/35	1,920
745	Series 2006-50, Class JO, PO, 06/25/36	706
1,156	Series 2006-50, Class PS, PO, 06/25/36	1,096
2,167	Series 2006-53, Class US, IF, IO, 6.344%, 06/25/36	322
1,341	Series 2006-56, Class FC, VAR, 0.525%, 07/25/36	1,344
1,642	Series 2006-56, Class FT, VAR, 0.985%, 07/25/36	1,640
555	Series 2006-58, Class AP, PO, 07/25/36	537
620	Series 2006-58, Class FL, VAR, 0.695%, 07/25/36	623
1,314	Series 2006-58, Class PO, PO, 07/25/36	1,243
1,636	Series 2006-59, Class QO, PO, 01/25/33	1,571
739	Series 2006-60, Class DO, PO, 04/25/35	697
1,491	Series 2006-63, Class ZH, 6.500%, 07/25/36	1,815
545	Series 2006-65, Class QO, PO, 07/25/36	526
918	Series 2006-72, Class GO, PO, 08/25/36	858
539	Series 2006-72, Class HO, PO, 08/25/26	503
860	Series 2006-72, Class TO, PO, 08/25/36	832
5,553	Series 2006-77, Class PC, 6.500%, 08/25/36	6,382
1,971	Series 2006-78, Class BZ, 6.500%, 08/25/36	2,356
852	Series 2006-79, Class DO, PO, 08/25/36	781
886	Series 2006-86, Class OB, PO, 09/25/36	824
821	Series 2006-90, Class AO, PO, 09/25/36	788
5,223	Series 2006-94, Class GI, IF, IO, 6.415%, 10/25/26	863
219	Series 2006-94, Class GK, HB, IF, 32.073%, 10/25/26	362
1,000	Series 2006-102, Class MD, 6.000%, 01/25/35	1,062
2,059	Series 2006-105, Class ME, 5.500%, 11/25/36	2,476
837	Series 2006-110, Class PO, PO, 11/25/36	809
362	Series 2006-111, Class EO, PO, 11/25/36	349
1,014	Series 2006-113, Class PO, PO, 07/25/36	962
1,075	Series 2006-115, Class OK, PO, 12/25/36	1,040
1,952	Series 2006-117, Class GS, IF, IO, 6.415%, 12/25/36	334
598	Series 2006-118, Class A2, VAR, 0.295%, 12/25/36	570
711	Series 2006-119, Class PO, PO, 12/25/36	683

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	193

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,725	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	361
1,712	Series 2006-120, Class PF, VAR, 0.486%, 12/25/36	1,714
1,707	Series 2006-126, Class AO, PO, 01/25/37	1,565
1,874	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	319
290	Series 2007-1, Class SD, HB, IF, 37.587%, 02/25/37	433
1,231	Series 2007-7, Class SG, IF, IO, 6.265%, 08/25/36	242
4,641	Series 2007-14, Class ES, IF, IO, 6.204%, 03/25/37	641
955	Series 2007-14, Class OP, PO, 03/25/37	902
368	Series 2007-15, Class NO, PO, 03/25/22	348
1,396	Series 2007-16, Class FC, VAR, 0.985%, 03/25/37	1,402
2,439	Series 2007-16, Class FM, VAR, 0.465%, 03/25/37	2,438
3,283	Series 2007-18, Class BD, 5.750%, 05/25/36	3,690
1,790	Series 2007-18, Class MZ, 6.000%, 03/25/37	2,163
1,356	Series 2007-22, Class SC, IF, IO, 5.844%, 03/25/37	182
1,500	Series 2007-24, Class GW, 5.500%, 03/25/29	1,583
227	Series 2007-39, Class EF, VAR, 0.486%, 05/25/37	227
452	Series 2007-43, Class FL, VAR, 0.536%, 05/25/37	453
1,692	Series 2007-54, Class FA, VAR, 0.635%, 06/25/37	1,698
3,258	Series 2007-54, Class PF, VAR, 0.455%, 06/25/37	3,261
3,553	Series 2007-54, Class WI, IF, IO, 5.865%, 06/25/37	520
2,056	Series 2007-60, Class AX, IF, IO, 6.914%, 07/25/37	371
2,500	Series 2007-61, Class PC, 5.500%, 07/25/34	2,609
4,000	Series 2007-63, Class PC, 5.500%, 07/25/36	4,277
1,518	Series 2007-64, Class FB, VAR, 0.606%, 07/25/37	1,522
3,957	Series 2007-65, Class KI, IF, IO, 6.384%, 07/25/37	529
9,260	Series 2007-72, Class EK, IF, IO, 6.164%, 07/25/37	1,324
1,240	Series 2007-75, Class EO, PO, 01/25/36	1,203
2,711	Series 2007-76, Class ZG, 6.000%, 08/25/37	3,232
1,915	Series 2007-77, Class FG, VAR, 0.735%, 03/25/37	1,924

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,500	Series 2007-78, Class CB, 6.000%, 08/25/37	1,701
245	Series 2007-79, Class SB, HB, IF, 23.153%, 08/25/37	374
751	Series 2007-88, Class VI, IF, IO, 6.305%, 09/25/37	124
2,319	Series 2007-91, Class ES, IF, IO, 6.225%, 10/25/37	363
589	Series 2007-98, Class VA, 6.000%, 11/25/17	599
3,960	Series 2007-100, Class SM, IF, IO, 6.215%, 10/25/37	544
4,022	Series 2007-101, Class A2, VAR, 0.485%, 06/27/36	4,009
591	Series 2007-106, Class A7, VAR, 5.952%, 10/25/37	661
7,000	Series 2007-112, Class GB, 5.500%, 12/25/22	8,119
5,187	Series 2007-112, Class SA, IF, IO, 6.215%, 12/25/37	740
8,000	Series 2007-114, Class A6, VAR, 0.435%, 10/27/37	7,956
4,149	Series 2007-116, Class HI, IO, VAR, 4.180%, 01/25/38	309
183	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	17
3,389	Series 2008-1, Class BI, IF, IO, 5.675%, 02/25/38	451
1,272	Series 2008-10, Class XI, IF, IO, 5.995%, 03/25/38	194
884	Series 2008-12, Class IV, IO, 6.500%, 04/25/31	66
2,880	Series 2008-16, Class IS, IF, IO, 5.965%, 03/25/38	397
1,599	Series 2008-19, Class IC, IO, 5.000%, 03/25/23	139
2,246	Series 2008-20, Class SA, IF, IO, 6.755%, 03/25/38	369
4,119	Series 2008-24, Class PF, VAR, 0.886%, 02/25/38	4,161
885	Series 2008-27, Class SN, IF, IO, 6.665%, 04/25/38	142
1,147	Series 2008-32, Class SA, IF, IO, 6.614%, 04/25/38	160
3,294	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	41
2,280	Series 2008-36, Class IA, IO, 4.500%, 10/25/22	130
287	Series 2008-44, Class PO, PO, 05/25/38	275
1,995	Series 2008-47, Class SI, IF, IO, 6.265%, 06/25/23	223

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,000	Series 2008-51, Class BC, 4.500%, 06/25/23	6,400
1,241	Series 2008-53, Class CI, IF, IO, 6.964%, 07/25/38	228
104	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	1
2,000	Series 2008-70, Class BY, 4.000%, 08/25/23	2,178
1,489	Series 2008-76, Class GF, VAR, 0.886%, 09/25/23	1,506
3,526	Series 2008-77, Class DG, 5.000%, 09/25/23	3,895
512	Series 2008-80, Class GP, 6.250%, 09/25/38	573
2,197	Series 2008-80, Class SA, IF, IO, 5.614%, 09/25/38	263
1,006	Series 2008-81, Class SB, IF, IO, 5.614%, 09/25/38	132
2,000	Series 2008-95, Class BA, 5.000%, 01/25/24	2,312
507	Series 2009-4, Class BD, 4.500%, 02/25/39	545
1,064	Series 2009-6, Class GS, IF, IO, 6.315%, 02/25/39	198
2,232	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	224
1,775	Series 2009-12, Class IO, IO, 4.500%, 03/25/24	146
446	Series 2009-12, Class NI, IO, 5.500%, 08/25/22	13
919	Series 2009-14, Class YI, IO, 5.000%, 07/25/22	29
3,607	Series 2009-17, Class QS, IF, IO, 6.415%, 03/25/39	499
2,500	Series 2009-19, Class IP, IO, 5.500%, 10/25/36	690
700	Series 2009-47, Class MT, 7.000%, 07/25/39	787
2,881	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	377
8,881	Series 2009-60, Class HT, 6.000%, 08/25/39	9,994
1,878	Series 2009-62, Class HJ, 6.000%, 05/25/39	2,061
415	Series 2009-63, Class P, 5.000%, 03/25/37	459
758	Series 2009-69, Class PO, PO, 09/25/39	714
505	Series 2009-79, Class UA, 7.000%, 03/25/38	582
2,929	Series 2009-84, Class WS, IF, IO, 5.664%, 10/25/39	354
2,738	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	366
3,012	Series 2009-86, Class OT, PO, 10/25/37	2,731
5,385	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	276
1,586	Series 2009-92, Class AD, 6.000%, 11/25/39	1,769
1,655	Series 2009-99, Class SC, IF, IO, 5.945%, 12/25/39	211

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,426	Series 2009-99, Class WA, VAR, 6.313%, 12/25/39	1,620
5,020	Series 2009-103, Class MB, VAR, 3.641%, 12/25/39	5,380
3,193	Series 2009-112, Class ST, IF, IO, 6.014%, 01/25/40	389
2,054	Series 2009-113, Class FB, VAR, 0.786%, 01/25/40	2,073
6,014	Series 2009-113, Class LB, VAR, 7.113%, 01/25/40	7,089
4,619	Series 2010-1, Class WA, VAR, 6.163%, 02/25/40 (m)	5,271
4,477	Series 2010-9, Class MB, 5.000%, 05/25/32	4,925
2,681	Series 2010-16, Class WA, VAR, 6.450%, 03/25/40	3,085
5,322	Series 2010-16, Class WB, VAR, 6.202%, 03/25/40	6,112
2,669	Series 2010-23, Class KS, IF, IO, 6.865%, 02/25/40	384
3,465	Series 2010-35, Class SB, IF, IO, 6.185%, 04/25/40	471
1,036	Series 2010-39, Class OT, PO, 10/25/35	927
2,151	Series 2010-40, Class FJ, VAR, 0.836%, 04/25/40	2,166
1,877	Series 2010-42, Class S, IF, IO, 6.164%, 05/25/40	240
2,508	Series 2010-43, Class FD, VAR, 0.836%, 05/25/40	2,530
2,000	Series 2010-45, Class BD, 4.500%, 11/25/38	2,134
2,075	Series 2010-47, Class AV, 5.000%, 05/25/21	2,253
2,234	Series 2010-49, Class SC, IF, 12.189%, 03/25/40	2,754
1,380	Series 2010-61, Class WA, VAR, 5.950%, 06/25/40	1,564
8,578	Series 2010-64, Class DM, 5.000%, 06/25/40 (m)	9,237
6,972	Series 2010-68, Class SA, IF, IO, 4.764%, 07/25/40	1,144
1,804	Series 2010-71, Class HJ, 5.500%, 07/25/40	1,995
9,523	Series 2010-103, Class SB, IF, IO, 5.865%, 11/25/49	1,288
11,116	Series 2010-111, Class AE, 5.500%, 04/25/38	11,832
2,000	Series 2010-111, Class AM, 5.500%, 10/25/40	2,433
7,013	Series 2010-111, Class WA, VAR, 6.031%, 10/25/40	8,093
1,022	Series 2010-123, Class FL, VAR, 0.666%, 11/25/40	1,022

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	195

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,702	Series 2010-125, Class SA, IF, IO, 4.205%, 11/25/40	698
2,721	Series 2010-130, Class CY, 4.500%, 11/25/40	3,057
4,859	Series 2010-133, Class A, 5.500%, 05/25/38	5,188
2,745	Series 2010-141, Class FA, VAR, 0.735%, 12/25/40	2,751
3,389	Series 2010-148, Class MA, 4.000%, 02/25/39	3,589
2,112	Series 2011-2, Class WA, VAR, 5.750%, 02/25/51	2,302
1,843	Series 2011-18, Class VN, 4.000%, 10/25/25	2,050
1,674	Series 2011-20, Class MW, 5.000%, 03/25/41	2,038
9,765	Series 2011-21, Class CV, 4.500%, 09/25/26	10,953
7,710	Series 2011-30, Class LS, IO, VAR, 4.617%, 04/25/41	574
7,902	Series 2011-39, Class ZA, 6.000%, 11/25/32	8,872
2,184	Series 2011-43, Class WA, VAR, 5.867%, 05/25/51	2,369
3,213	Series 2011-47, Class ZA, 5.500%, 07/25/38	3,689
3,645	Series 2011-56, Class VA, 5.000%, 09/25/40	4,104
6,340	Series 2011-58, Class WA, VAR, 5.410%, 07/25/51	6,685
1,047	Series 2011-75, Class FA, VAR, 0.786%, 08/25/41	1,054
4,969	Series 2011-118, Class LB, 7.000%, 11/25/41	5,866
9,284	Series 2011-118, Class MT, 7.000%, 11/25/41	11,502
10,028	Series 2011-118, Class NT, 7.000%, 11/25/41	11,769
8,775	Series 2011-124, Class JF, VAR, 0.635%, 02/25/41	8,791
2,546	Series 2011-149, Class EF, VAR, 0.735%, 07/25/41	2,552
3,760	Series 2011-149, Class MF, VAR, 0.735%, 11/25/41	3,770
3,486	Series 2012-3, Class PF, VAR, 0.635%, 04/25/40	3,493
2,877	Series 2012-14, Class FB, VAR, 0.685%, 08/25/37	2,882
6,549	Series 2012-14, Class FL, VAR, 0.685%, 12/25/40	6,573
8,933	Series 2012-21, Class WA, VAR, 5.615%, 03/25/52	9,670
19,100	Series 2012-47, Class HF, VAR, 0.635%, 05/25/27	19,138
4,460	Series 2012-58, Class FA, VAR, 0.735%, 03/25/39	4,474
9,762	Series 2012-66, Class HF, VAR, 0.536%, 03/25/41	9,759

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
3,603		Series 2012-72, Class QF, VAR, 0.685%, 01/25/38	3,611
1,983		Series 2012-87, Class KF, VAR, 0.685%, 09/25/37	1,985
15,442		Series 2012-89, Class FD, VAR, 0.685%, 04/25/39	15,465
3,300		Series 2012-97, Class FB, VAR, 0.760%, 09/25/42	3,309
20,000		Series 2012-101, Class FC, VAR, 0.741%, 09/25/42	20,061
87		Series G92-7, Class JQ, 8.500%, 01/25/22	99
15		Series G92-12, Class B, 7.700%, 02/25/22	17
24		Series G92-14, Class Z, 7.000%, 02/25/22	26
—	(h)	Series G92-27, Class SQ, HB, IF, 11,737.650%, 05/25/22	14
18		Series G92-42, Class Z, 7.000%, 07/25/22	21
462		Series G92-44, Class ZQ, 8.000%, 07/25/22	518
95		Series G92-54, Class ZQ, 7.500%, 09/25/22	108
171		Series G92-61, Class Z, 7.000%, 10/25/22	201
18		Series G92-62, Class B, PO, 10/25/22	17
114		Series G93-1, Class KA, 7.900%, 01/25/23	131
77		Series G93-17, Class SI, IF, 6.000%, 04/25/23	92
612		Series G94-7, Class PJ, 7.500%, 05/17/24	720
104		Series G97-2, Class ZA, 8.500%, 02/17/27	121
		Federal National Mortgage Association STRIPS,
7		Series 23, Class 2, IO, 10.000%, 09/01/17	1
6		Series 59, Class 2, IO, 9.500%, 07/01/17	1
393		Series 213, Class 2, IO, 8.000%, 03/01/23	91
14		Series 265, Class 2, 9.000%, 03/01/24	16
29		Series 285, Class 1, PO, 02/01/27	26
822		Series 293, Class 1, PO, 12/01/24	729
742		Series 300, Class 1, PO, 09/01/24	659
703		Series 331, Class 13, IO, 7.000%, 11/01/32	158
1,482		Series 339, Class 18, IO, 4.500%, 07/01/18	114
1,452		Series 339, Class 21, IO, 4.500%, 07/01/18	112
1,326		Series 339, Class 28, IO, 5.500%, 07/01/18	118
2,621		Series 345, Class 24, IO, VAR, 5.000%, 08/01/22	222
558		Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	68
1,083		Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	147
1,460		Series 356, Class 3, IO, 5.000%, 01/01/35	200
2,371		Series 356, Class 39, IO, 5.000%, 01/01/20	234
2,339		Series 365, Class 8, IO, 5.500%, 05/01/36	310
404		Series 368, Class 3, IO, 4.500%, 11/01/20	34

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
842	Series 374, Class 5, IO, 5.500%, 08/01/36	113
2,607	Series 383, Class 32, IO, 6.000%, 01/01/38	373
292	Series 393, Class 6, IO, 5.500%, 04/25/37	34
12,781	Series 411, Class F1, VAR, 0.785%, 08/25/42	12,827
3,495	Series 412, Class F2, VAR, 0.735%, 08/25/42	3,505
	Federal National Mortgage Association Whole Loan,
1,785	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	2,068
8,038	Series 2002-W10, Class IO, IO, VAR, 0.985%, 08/25/42	224
539	Series 2003-W1, Class 1A1, VAR, 6.224%, 12/25/42	621
313	Series 2003-W1, Class 2A, VAR, 7.007%, 12/25/42	369
519	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	534
541	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	632
108	Series 2003-W4, Class 2A, VAR, 6.497%, 10/25/42	121
535	Series 2003-W8, Class 2A, 7.000%, 10/25/42	625
594	Series 2003-W8, Class 3F1, VAR, 0.635%, 05/25/42	591
819	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	990
1,229	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	1,468
1,028	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,189
1,345	Series 2004-W4, Class A7, 5.500%, 06/25/34	1,497
1,996	Series 2005-W3, Class 2AF, VAR, 0.455%, 03/25/45	1,984
845	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	944
3,741	Series 2005-W4, Class 3A, VAR, 2.259%, 06/25/35	4,026
1,117	Series 2006-W2, Class 1AF1, VAR, 0.455%, 02/25/36	1,108
740	Series 2006-W3, Class 1AF1, VAR, 0.476%, 10/25/46	736
854	Series 2006-W3, Class 2A, 6.000%, 09/25/46	963
10,587	Series 2007-W1, Class 1AF1, VAR, 0.496%, 11/25/46 (m)	10,529
2,724	Series 2007-W2, Class 1A1, VAR, 0.556%, 03/25/37	2,722
1,568	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	1,729

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
268	Series 2007-W7, Class 1A4, HB, IF, 37.767%, 07/25/37	545
5,653	Series 2009-W1, Class A, 6.000%, 12/25/49	6,512
	Government National Mortgage Association,
80	Series 1994-4, Class KQ, 7.988%, 07/16/24	96
1,163	Series 1994-7, Class PQ, 6.500%, 10/16/24	1,365
175	Series 1996-16, Class E, 7.500%, 08/16/26 (m)	202
35	Series 1997-2, Class E, 7.500%, 02/20/27	41
71	Series 1998-26, Class K, 7.500%, 09/17/25	82
386	Series 1999-4, Class ZB, 6.000%, 02/20/29	442
126	Series 1999-41, Class Z, 8.000%, 11/16/29	148
14	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	17
76	Series 1999-44, Class PC, 7.500%, 12/20/29	88
360	Series 1999-44, Class ZG, 8.000%, 12/20/29	444
331	Series 2000-7, Class ST, HB, IF, 38.272%, 01/16/30	692
152	Series 2000-9, Class Z, 8.000%, 06/20/30	187
814	Series 2000-9, Class ZJ, 8.500%, 02/16/30	989
592	Series 2000-10, Class ZP, 7.500%, 02/16/30	646
326	Series 2000-12, Class ST, HB, IF, 38.272%, 02/16/30	701
74	Series 2000-16, Class ZN, 7.500%, 02/16/30	78
750	Series 2000-21, Class Z, 9.000%, 03/16/30	890
112	Series 2000-26, Class Z, 7.750%, 09/20/30	131
45	Series 2000-36, Class HC, 7.330%, 11/20/30	53
27	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	8
1,311	Series 2001-21, Class PE, 6.500%, 05/16/31	1,534
224	Series 2001-31, Class SJ, HB, IF, 27.171%, 02/20/31	470
17	Series 2001-32, Class WA, IF, 19.532%, 07/20/31	31
150	Series 2001-35, Class SA, IF, IO, 8.012%, 08/16/31	35
144	Series 2001-36, Class S, IF, IO, 7.811%, 08/16/31	33
663	Series 2001-53, Class SR, IF, IO, 7.913%, 10/20/31	69
50	Series 2001-55, Class SF, HB, IF, 25.457%, 11/20/31	94
671	Series 2002-4, Class TD, 7.000%, 01/20/32	774
155	Series 2002-7, Class PG, 6.500%, 01/20/32	184
626	Series 2002-24, Class AG, IF, IO, 7.711%, 04/16/32	164

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	197

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
164	Series 2002-24, Class SB, IF, 11.567%, 04/16/32	221
472	Series 2002-24, Class Z, 8.500%, 04/16/32	554
1,196	Series 2002-31, Class SE, IF, IO, 7.261%, 04/16/30	254
50	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	60
400	Series 2002-40, Class UK, 6.500%, 06/20/32	472
112	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	145
231	Series 2002-45, Class QE, 6.500%, 06/20/32	268
283	Series 2002-47, Class PG, 6.500%, 07/16/32	334
40	Series 2002-51, Class SG, HB, IF, 31.473%, 04/20/31	86
156	Series 2002-54, Class GB, 6.500%, 08/20/32	179
146	Series 2002-69, Class PO, PO, 02/20/32	146
302	Series 2002-70, Class PS, IF, IO, 7.463%, 08/20/32	36
81	Series 2002-92, Class TK, IO, 5.500%, 05/16/31	—	(h)
131	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	3
157	Series 2003-4, Class NY, 5.500%, 12/20/13	161
232	Series 2003-8, Class PO, PO, 01/16/32	230
1,386	Series 2003-11, Class SK, IF, IO, 7.462%, 02/16/33	319
4,539	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	458
35	Series 2003-24, Class PO, PO, 03/16/33	31
236	Series 2003-34, Class TO, PO, 02/16/32	234
1,278	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	213
1,679	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	147
1,888	Series 2003-60, Class ZN, 5.000%, 07/16/33	2,303
270	Series 2003-76, Class LS, IF, IO, 6.963%, 09/20/31	14
83	Series 2003-90, Class PO, PO, 10/20/33	77
1,202	Series 2003-112, Class SA, IF, IO, 6.311%, 12/16/33	227
5,525	Series 2003-112, Class TS, IF, IO, 6.713%, 10/20/32	548
3,561	Series 2004-11, Class SW, IF, IO, 5.263%, 02/20/34	544
187	Series 2004-15, Class SA, IF, 19.011%, 12/20/32	224
243	Series 2004-28, Class S, IF, 19.007%, 04/16/34	398

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
637	Series 2004-34, Class SZ, IF, 7.500%, 02/20/34	651
475	Series 2004-46, Class AO, PO, 06/20/34	448
2,832	Series 2004-59, Class SG, IF, IO, 6.263%, 07/20/34	466
547	Series 2004-68, Class PO, PO, 05/20/31	545
150	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	162
234	Series 2004-73, Class AE, IF, 14.364%, 08/17/34	307
3,646	Series 2004-73, Class JL, IF, IO, 6.311%, 09/16/34	661
658	Series 2004-85, Class PO, PO, 01/17/33	655
1,677	Series 2004-90, Class SI, IF, IO, 5.863%, 10/20/34	263
1,379	Series 2005-3, Class SB, IF, IO, 5.863%, 01/20/35	214
2,795	Series 2005-17, Class SL, IF, IO, 6.463%, 07/20/34	469
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	140
235	Series 2005-35, Class FL, VAR, 0.587%, 03/20/32	236
3,287	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	753
713	Series 2005-68, Class DP, IF, 15.860%, 06/17/35	1,007
3,636	Series 2005-68, Class KI, IF, IO, 6.063%, 09/20/35	539
1,074	Series 2005-69, Class SY, IF, IO, 6.513%, 11/20/33	158
1,462	Series 2005-72, Class AZ, 5.500%, 09/20/35	1,794
1,439	Series 2005-85, Class IO, IO, 5.500%, 11/16/35	258
87	Series 2005-93, Class JO, PO, 03/20/31	87
665	Series 2006-16, Class OP, PO, 03/20/36	612
484	Series 2006-22, Class AO, PO, 05/20/36	460
463	Series 2006-34, Class PO, PO, 07/20/36	441
3,041	Series 2006-38, Class SG, IF, IO, 6.413%, 09/20/33	236
1,817	Series 2006-38, Class SW, IF, IO, 6.263%, 06/20/36	233
567	Series 2006-59, Class SD, IF, IO, 6.463%, 10/20/36	99
1,919	Series 2007-9, Class DI, IF, IO, 6.273%, 03/20/37	318
719	Series 2007-17, Class AF, VAR, 0.438%, 04/16/37	719

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,168	Series 2007-17, Class JI, IF, IO, 6.572%, 04/16/37	552
436	Series 2007-17, Class JO, PO, 04/16/37	400
395	Series 2007-25, Class FN, VAR, 0.538%, 05/16/37	395
2,375	Series 2007-26, Class SC, IF, IO, 5.963%, 05/20/37	354
5,834	Series 2007-26, Class SW, IF, IO, 5.963%, 05/20/37	917
836	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	81
111	Series 2007-28, Class BO, PO, 05/20/37	105
2,858	Series 2007-31, Class AO, PO, 05/16/37	2,626
108	Series 2007-35, Class TO, PO, 04/20/35	108
102	Series 2007-36, Class HO, PO, 06/16/37	94
2,049	Series 2007-36, Class SE, IF, IO, 6.231%, 06/16/37	334
3,244	Series 2007-36, Class SG, IF, IO, 6.233%, 06/20/37	501
1,866	Series 2007-40, Class SD, IF, IO, 6.513%, 07/20/37	296
1,860	Series 2007-42, Class SB, IF, IO, 6.513%, 07/20/37	314
780	Series 2007-45, Class QA, IF, IO, 6.403%, 07/20/37	129
1,698	Series 2007-50, Class AI, IF, IO, 6.538%, 08/20/37	282
340	Series 2007-53, Class SW, IF, 19.494%, 09/20/37	497
2,146	Series 2007-57, Class PO, PO, 03/20/37	2,065
1,703	Series 2007-57, Class QA, IF, IO, 6.263%, 10/20/37	261
1,408	Series 2007-70, Class TA, 5.750%, 08/20/36	1,471
2,299	Series 2007-71, Class SB, IF, IO, 6.463%, 07/20/36	272
3,564	Series 2007-74, Class SL, IF, IO, 6.302%, 11/16/37	607
1,662	Series 2007-76, Class SA, IF, IO, 6.293%, 11/20/37	276
2,530	Series 2007-79, Class SY, IF, IO, 6.313%, 12/20/37	435
866	Series 2007-81, Class SP, IF, IO, 6.413%, 12/20/37	154
680	Series 2007-82, Class SA, IF, IO, 6.293%, 12/20/37	113
355	Series 2008-1, Class PO, PO, 01/20/38	336
1,202	Series 2008-2, Class MS, IF, IO, 6.922%, 01/16/38	208

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
882	Series 2008-10, Class S, IF, IO, 5.593%, 02/20/38	133
3,327	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	582
778	Series 2008-20, Class PO, PO, 09/20/37	750
683	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	57
1,819	Series 2008-25, Class SB, IF, IO, 6.663%, 03/20/38	338
758	Series 2008-29, Class PO, PO, 02/17/33	724
2,033	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	276
744	Series 2008-33, Class XS, IF, IO, 7.462%, 04/16/38	121
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,763
1,928	Series 2008-36, Class SH, IF, IO, 6.063%, 04/20/38	302
4,897	Series 2008-40, Class SA, IF, IO, 6.162%, 05/16/38	1,011
2,047	Series 2008-41, Class SA, IF, IO, 6.103%, 05/20/38	292
686	Series 2008-47, Class V, 5.500%, 05/16/19	786
1,194	Series 2008-55, Class SA, IF, IO, 5.963%, 06/20/38	178
950	Series 2008-60, Class PO, PO, 01/20/38	933
5,272	Series 2008-62, Class SA, IF, IO, 5.913%, 07/20/38	891
2,269	Series 2008-64, Class ED, 6.500%, 04/20/28	2,480
3,000	Series 2008-65, Class ME, 5.750%, 09/20/37	3,235
542	Series 2008-71, Class SC, IF, IO, 5.763%, 08/20/38	74
1,440	Series 2008-93, Class AS, IF, IO, 5.463%, 12/20/38	202
4,493	Series 2008-95, Class DS, IF, IO, 7.063%, 12/20/38	801
1,199	Series 2008-96, Class SL, IF, IO, 5.763%, 12/20/38	190
1,851	Series 2009-6, Class SA, IF, IO, 5.861%, 02/16/39	309
2,725	Series 2009-10, Class SA, IF, IO, 5.713%, 02/20/39	382
2,241	Series 2009-10, Class SL, IF, IO, 6.262%, 03/16/34	240
5,000	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	1,295
1,493	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	321

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	199

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,611	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	311
2,056	Series 2009-24, Class DS, IF, IO, 6.063%, 03/20/39	225
1,112	Series 2009-25, Class SE, IF, IO, 7.363%, 09/20/38	183
858	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	120
1,480	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	262
961	Series 2009-38, Class IO, IO, 5.000%, 09/16/31	46
3,719	Series 2009-42, Class SC, IF, IO, 5.843%, 06/20/39	538
1,910	Series 2009-43, Class SA, IF, IO, 5.713%, 06/20/39	257
768	Series 2009-44, Class VA, 5.500%, 05/16/20	835
4,063	Series 2009-57, Class PQ, 3.500%, 02/20/37	4,215
4,060	Series 2009-64, Class SN, IF, IO, 5.861%, 07/16/39	543
801	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	144
3,233	Series 2009-67, Class SA, IF, IO, 5.812%, 08/16/39	479
4,168	Series 2009-72, Class SM, IF, IO, 6.011%, 08/16/39	560
708	Series 2009-79, Class OK, PO, 11/16/37	659
3,878	Series 2009-83, Class TS, IF, IO, 5.863%, 08/20/39	548
7,618	Series 2009-102, Class SM, IF, IO, 6.162%, 06/16/39	860
1,460	Series 2009-104, Class AB, 7.000%, 08/16/39	1,789
3,869	Series 2009-106, Class AS, IF, IO, 6.162%, 11/16/39	610
4,795	Series 2009-106, Class ST, IF, IO, 5.763%, 02/20/38	729
2,519	Series 2009-121, Class VA, 5.500%, 11/20/20	2,900
567	Series 2010-14, Class AO, PO, 12/20/32	553
620	Series 2010-14, Class BO, PO, 11/20/35	588
2,500	Series 2010-14, Class CO, PO, 08/20/35	2,172
4,325	Series 2010-14, Class QP, 6.000%, 12/20/39	4,719
3,464	Series 2010-41, Class WA, VAR, 5.849%, 10/20/33	3,924
2,116	Series 2010-103, Class WA, VAR, 5.757%, 08/20/34	2,451

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,182	Series 2010-129, Class AW, VAR, 6.133%, 04/20/37	2,495
2,623	Series 2010-130, Class CP, 7.000%, 10/16/40	3,093
4,980	Series 2010-157, Class OP, PO, 12/20/40	4,340
2,641	Series 2011-17, Class FP, VAR, 0.637%, 09/20/40	2,650
4,928	Series 2011-22, Class WA, VAR, 5.947%, 02/20/37	5,559
502	Series 2011-56, Class BI, IO, 4.500%, 04/16/41	9
6,710	Series 2011-97, Class WA, VAR, 6.050%, 11/20/38	7,660
8,933	Series 2011-137, Class WA, VAR, 5.538%, 07/20/40	10,134
7,512	Series 2011-163, Class WA, VAR, 5.767%, 12/20/38	8,342
10,579	Series 2012-24, Class WA, VAR, 5.621%, 07/20/41	12,009
11,394	Series 2012-52, Class WA, VAR, 6.126%, 04/20/38	13,289
3,439	Series 2012-59, Class WA, VAR, 5.585%, 08/20/38	3,936
10,830	Series 2012-61, Class FM, VAR, 0.639%, 05/16/42	10,866
25,528	Series 2012-H10, Class FA, VAR, 0.795%, 12/20/61	25,541
	NCUA Guaranteed Notes,
2,460	Series 2010-C1, Class A2, 2.900%, 10/29/20	2,630
7,432	Series 2010-C1, Class APT, 2.650%, 10/29/20	7,836
3,497	Series 2010-R3, Class 1A, VAR, 0.804%, 12/08/20	3,518
1,096	Series 2010-R3, Class 3A, 2.400%, 12/08/20	1,122
	Vendee Mortgage Trust,
5,387	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	6,108
700	Series 1996-1, Class 1Z, 6.750%, 02/15/26	819
398	Series 1996-2, Class 1Z, 6.750%, 06/15/26	472
789	Series 1997-1, Class 2Z, 7.500%, 02/15/27	937
587	Series 1998-1, Class 2E, 7.000%, 03/15/28	707

		1,488,644

	Non-Agency CMO — 14.8%
	American General Mortgage Loan Trust,
1,264	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,325
4,000	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	4,014

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
3,000	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	3,038
5,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	5,419
1,617	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	1,650
1,346	Series 2010-1A, Class A2, VAR, 5.650%, 03/25/58 (e)	1,415
1,900	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	1,986
900	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	925
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.339%, 09/25/35	798
	ASG Resecuritization Trust,
943	Series 2009-1, Class A60, VAR, 2.490%, 06/26/37 (e)	938
1,185	Series 2009-2, Class A55, VAR, 5.199%, 05/24/36 (e)	1,174
1,288	Series 2009-2, Class G60, VAR, 5.199%, 05/24/36 (e)	1,260
3,377	Series 2009-3, Class A65, VAR, 2.608%, 03/26/37 (e)	3,321
3,218	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	3,334
2,256	Series 2010-1, Class A85, VAR, 0.635%, 02/27/36 (e)	2,189
6,443	Series 2010-2, Class A60, VAR, 2.145%, 01/28/37 (e)	6,253
1,267	Series 2010-3, Class 2A22, VAR, 0.485%, 10/28/36 (e)	1,251
368	Series 2010-4, Class 2A20, VAR, 0.430%, 11/28/36 (e)	359
964	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	1,000
2,214	Series 2011-1, Class 3A50, VAR, 2.720%, 11/28/35 (e) (f) (i)	2,138
1,370	Series 2011-2, Class A48S, HB, IF, 23.297%, 02/28/36 (e)	1,876
	Banc of America Alternative Loan Trust,
268	Series 2003-3, Class APO, PO, 05/25/33	198
1,145	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	1,166
1,539	Series 2003-7, Class 2A4, 5.000%, 09/25/18	1,577
608	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	624
699	Series 2003-11, Class 2A1, 6.000%, 01/25/34	730
355	Series 2003-11, Class PO, PO, 01/25/34	262

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
936	Series 2004-1, Class 1A1, 6.000%, 02/25/34	960
270	Series 2004-1, Class 5A1, 5.500%, 02/25/19	276
551	Series 2004-6, Class 3A2, 6.000%, 07/25/34	561
3,610	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	791
3,011	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	699
	Banc of America Funding Corp.,
295	Series 2004-1, Class PO, PO, 03/25/34	231
1,417	Series 2004-3, Class 1A1, 5.500%, 10/25/34	1,452
960	Series 2004-C, Class 1A1, VAR, 5.055%, 12/20/34	969
1,604	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	245
306	Series 2005-4, Class 30PO, PO, 08/25/35	230
898	Series 2005-6, Class 2A7, 5.500%, 10/25/35	953
117	Series 2005-7, Class 30PO, PO, 11/25/35	91
544	Series 2005-8, Class 30PO, PO, 01/25/36	405
2,716	Series 2005-E, Class 4A1, VAR, 2.645%, 03/20/35	2,676
2,913	Series 2010-R11A, Class 1A6, VAR, 5.362%, 08/26/35 (e)	3,092
409	Series 2010-R4, Class 5A1, VAR, 0.385%, 07/26/36 (e)	400
1,928	Series 2010-R5, Class 1A1, 5.500%, 10/26/37 (e)	2,023
	Banc of America Mortgage Securities, Inc.,
1,425	Series 2003-3, Class 1A7, 5.500%, 05/25/33	1,463
262	Series 2003-3, Class 2A1, VAR, 0.786%, 05/25/18	250
729	Series 2003-6, Class 2A1, VAR, 0.685%, 08/25/18	698
600	Series 2003-8, Class 2A5, 5.000%, 11/25/18	623
128	Series 2003-8, Class APO, PO, 11/25/33	120
175	Series 2003-9, Class 1A2, PO, 12/25/33	136
1,059	Series 2003-A, Class 4A1, VAR, 2.997%, 02/25/33	1,019
814	Series 2003-C, Class 3A1, VAR, 3.090%, 04/25/33	833
1,732	Series 2003-E, Class 2A2, VAR, 3.133%, 06/25/33	1,738
1,551	Series 2003-J, Class 3A2, VAR, 3.051%, 11/25/33	1,539
2,182	Series 2004-3, Class 15IO, IO, VAR, 0.258%, 04/25/19	10
3,000	Series 2004-3, Class 1A26, 5.500%, 04/25/34	3,075

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	201

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
143	Series 2004-4, Class APO, PO, 05/25/34	135
17,818	Series 2004-5, Class 15IO, IO, VAR, 0.236%, 06/25/19	69
2,295	Series 2004-6, Class 1A3, 5.500%, 05/25/34	2,399
215	Series 2004-6, Class APO, PO, 07/25/34	201
121	Series 2004-9, Class 3A1, 6.500%, 09/25/32	127
1,213	Series 2004-C, Class 2A2, VAR, 3.131%, 04/25/34	1,216
1,076	Series 2004-J, Class 3A1, VAR, 2.916%, 11/25/34	995
	BCAP LLC Trust,
826	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	843
34	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	34
1,470	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	1,441
2,000	Series 2009-RR14, Class 3A2, VAR, 2.896%, 08/26/35 (e)	1,870
846	Series 2009-RR14, Class 4A1, VAR, 2.817%, 03/26/36 (e)	844
1,382	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	1,420
769	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	778
1,287	Series 2010-RR12, Class 4A5, VAR, 2.922%, 10/26/36 (e)	1,290
692	Series 2010-RR4, Class 12A1, VAR, 4.000%, 07/26/36 (e) (f) (i)	687
437	Series 2010-RR4, Class 2A1, VAR, 0.986%, 06/26/37 (e)	433
462	Series 2010-RR5, Class 1A4, VAR, 2.234%, 11/26/37 (e)	455
2,842	Series 2010-RR5, Class 2A5, VAR, 5.240%, 04/26/37 (e)	2,842
709	Series 2010-RR6, Class 5A1, VAR, 5.381%, 11/26/37 (e)	707
1,390	Series 2010-RR7, Class 15A1, VAR, 1.035%, 01/26/36 (e)	1,313
1,411	Series 2010-RR7, Class 16A1, VAR, 0.848%, 02/26/47 (e)	1,316
2,526	Series 2010-RR7, Class 1A5, VAR, 5.017%, 04/26/35 (e)	2,461
5,566	Series 2010-RR7, Class 2A1, VAR, 2.445%, 07/26/45 (e)	5,221
982	Series 2010-RR8, Class 3A3, VAR, 5.070%, 05/26/35 (e)	989
1,500	Series 2010-RR8, Class 3A4, VAR, 5.070%, 05/26/35 (e)	1,359

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,636	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	1,652
2,046	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	2,079
3,110	Series 2011-RR10, Class 2A1, VAR, 4.326%, 09/26/37 (e)	2,752
2,072	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (f) (i)	2,009
2,978	Series 2011-RR5, Class 11A3, VAR, 0.385%, 05/28/36 (e)	2,639
1,899	Series 2011-RR5, Class 14A3, VAR, 2.933%, 07/26/36 (e) (f) (i)	1,831
1,785	Series 2012-RR1, Class 5A1, VAR, 6.546%, 07/26/37 (e) (f) (i)	1,846
4,788	Series 2012-RR2, Class 1A1, VAR, 0.406%, 08/26/36 (e) (f) (i)	4,540
5,979	Series 2012-RR3, Class 2A5, 4.930%, 05/26/37 (e)	5,847
3,000	Series 2012-RR4, Class 8A3, VAR, 0.467%, 06/26/47 (e)	2,696
	Bear Stearns Adjustable Rate Mortgage Trust,
705	Series 2003-4, Class 3A1, VAR, 4.985%, 07/25/33	718
304	Series 2003-7, Class 3A, VAR, 2.713%, 10/25/33	305
812	Series 2004-1, Class 12A1, VAR, 3.046%, 04/25/34	728
952	Series 2004-2, Class 14A, VAR, 5.090%, 05/25/34	969
2,019	Series 2005-5, Class A1, VAR, 2.240%, 08/25/35	2,046
2,740	Series 2006-1, Class A1, VAR, 2.370%, 02/25/36	2,508
875	Bear Stearns Alt-A Trust, Series 2005-2, Class 1A1, VAR, 0.736%, 03/25/35	802
1,329	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, SUB, 5.750%, 10/25/33	1,382
268	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	253
	Chase Mortgage Finance Corp.,
316	Series 2003-S10, Class AP, PO, 11/25/18	315
264	Series 2003-S2, Class A1, 5.000%, 03/25/18	270
216	Series 2003-S6, Class A1, 5.000%, 06/25/18	220
486	Series 2004-S3, Class 2A5, 5.500%, 03/25/34	507
3,521	Series 2007-A1, Class 1A3, VAR, 2.929%, 02/25/37	3,572
612	Series 2007-A1, Class 2A1, VAR, 3.000%, 02/25/37	625

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
812	Series 2007-A1, Class 7A1, VAR, 2.937%, 02/25/37	815
879	Series 2007-A1, Class 9A1, VAR, 2.947%, 02/25/37	894
1,564	Series 2007-A2, Class 2A1, VAR, 2.872%, 07/25/37	1,634
	Citicorp Mortgage Securities, Inc.,
218	Series 2003-8, Class APO, PO, 08/25/33	206
669	Series 2004-1, Class 3A1, 4.750%, 01/25/34	680
1,341	Series 2004-4, Class A4, 5.500%, 06/25/34	1,406
838	Series 2004-5, Class 2A5, 4.500%, 08/25/34	869
227	Series 2005-6, Class APO, PO, 09/25/35	183
	Citigroup Mortgage Loan Trust, Inc.,
585	Series 2003-1, Class 2A5, 5.250%, 10/25/33	598
235	Series 2003-1, Class PO3, PO, 09/25/33	221
38	Series 2003-1, Class WA2, 6.500%, 06/25/31	40
39	Series 2003-1, Class WPO2, PO, 06/25/31	37
74	Series 2003-UP3, Class A3, 7.000%, 09/25/33	77
375	Series 2003-UST1, Class A1, 5.500%, 12/25/18	392
55	Series 2003-UST1, Class PO1, PO, 12/25/18	55
59	Series 2003-UST1, Class PO2, PO, 12/25/18	59
24	Series 2003-UST1, Class PO3, PO, 12/25/18	24
644	Series 2004-UST1, Class A3, VAR, 2.514%, 08/25/34	658
427	Series 2004-UST1, Class A6, VAR, 5.060%, 08/25/34	438
348	Series 2005-1, Class 2A1A, VAR, 2.845%, 04/25/35	229
1,166	Series 2005-2, Class 2A11, 5.500%, 05/25/35	1,194
973	Series 2005-5, Class 1A2, VAR, 3.180%, 08/25/35	563
2,675	Series 2008-AR4, Class 1A1A, VAR, 3.040%, 11/25/38 (e)	2,676
2,245	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	2,384
1,799	Series 2009-10, Class 1A1, VAR, 2.449%, 09/25/33 (e)	1,801
1,781	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	1,872
2,739	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	2,822
948	Series 2010-7, Class 10A1, VAR, 2.610%, 02/25/35 (e)	954
13,162	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	13,630

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
12,853	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	13,354
1,838	Series 2010-12, Class 4A1, VAR, 0.457%, 07/20/36 (e)	1,750
678	Series 2011-3, Class 1A1, VAR, 0.316%, 02/25/47 (e)	671
1,484	Series 2011-10, Class 4A1, VAR, 0.435%, 02/25/46 (e) (f) (i)	1,413
	Countrywide Alternative Loan Trust,
219	Series 2002-8, Class A4, 6.500%, 07/25/32	229
876	Series 2002-11, Class M, 6.500%, 10/25/32	843
274	Series 2003-6T2, Class A6, 5.500%, 06/25/33	261
232	Series 2003-J1, Class PO, PO, 10/25/33	215
1,680	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,659
1,449	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	1,481
115	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	118
253	Series 2005-5R, Class A1, 5.250%, 12/25/18	255
2,124	Series 2005-1CB, Class 1A6, IF, IO, 6.865%, 03/25/35	521
8,144	Series 2005-20CB, Class 3A8, IF, IO, 4.515%, 07/25/35	920
6,115	Series 2005-22T1, Class A2, IF, IO, 4.835%, 06/25/35	950
253	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	218
10,431	Series 2005-37T1, Class A2, IF, IO, 4.814%, 09/25/35	1,648
1,916	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,660
11,739	Series 2005-54CB, Class 1A2, IF, IO, 4.615%, 11/25/35	1,709
51	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	44
1,369	Series 2005-57CB, Class 3A2, IF, IO, 4.865%, 12/25/35	195
896	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	742
1,085	Series 2005-86CB, Class A11, 5.500%, 02/25/36	796
4,323	Series 2005-J1, Class 1A4, IF, IO, 4.865%, 02/25/35	597
26,330	Series 2006-7CB, Class 1A2, IF, IO, 5.065%, 05/25/36	4,443
1,143	Series 2006-26CB, Class A9, 6.500%, 09/25/36	786

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	203

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Countrywide Home Loan Mortgage Pass-Through Trust,
942	Series 2002-36, Class A22, 6.000%, 01/25/33	967
151	Series 2003-18, Class A12, 5.500%, 07/25/33	147
615	Series 2003-26, Class 1A6, 3.500%, 08/25/33	615
5	Series 2003-34, Class A6, 5.250%, 09/25/33	5
2,989	Series 2003-39, Class A6, 5.000%, 10/25/33	3,095
156	Series 2003-44, Class A9, PO, 10/25/33	155
98	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	100
2,070	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	2,139
290	Series 2003-J7, Class 4A3, IF, 9.469%, 08/25/18	318
984	Series 2004-3, Class A26, 5.500%, 04/25/34	1,019
217	Series 2004-3, Class PO, PO, 04/25/34	204
2,098	Series 2004-5, Class 1A4, 5.500%, 06/25/34	2,184
233	Series 2004-7, Class 2A1, VAR, 2.983%, 06/25/34	231
1,330	Series 2004-13, Class 1A4, 5.500%, 08/25/34	1,358
233	Series 2004-28R, Class A1, 5.500%, 08/25/33	234
327	Series 2004-HYB1, Class 2A, VAR, 2.867%, 05/20/34	314
1,340	Series 2004-HYB3, Class 2A, VAR, 2.813%, 06/20/34	1,192
869	Series 2004-HYB6, Class A3, VAR, 2.698%, 11/20/34	739
351	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	361
1,166	Series 2005-16, Class A23, 5.500%, 09/25/35	1,191
2,429	Series 2005-22, Class 2A1, VAR, 2.723%, 11/25/35	1,825
7,062	Series 2007-4, Class 1A52, IF, IO, 5.164%, 05/25/37	1,084
	Credit Suisse Mortgage Capital Certificates,
2,445	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	2,485
85	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	85
1,150	Series 2010-16, Class A3, VAR, 4.250%, 06/25/50 (e)	1,076
2,250	Series 2010-16, Class A4, VAR, 4.250%, 06/25/50 (e)	1,843

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
847	Series 2010-1R, Class 26A1, 4.750%, 05/27/37 (e)	847
695	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	719
166	Series 2010-11R, Class A1, VAR, 1.234%, 06/28/47 (e)	162
446	Series 2010-12R, Class 14A1, VAR, 2.879%, 09/26/46 (e)	443
879	Series 2010-12R, Class 5A1, VAR, 3.000%, 04/26/37 (e)	873
323	Series 2010-15R, Class 7A1, VAR, 1.675%, 10/26/37 (e)	318
500	Series 2010-15R, Class 7A2, VAR, 1.675%, 10/26/37 (e)	477
4,866	Series 2011-1R, Class A1, VAR, 1.235%, 02/27/47 (e)	4,793
1,378	Series 2011-6R, Class 3A1, VAR, 2.948%, 07/28/36 (e)	1,300
5,201	Series 2011-7R, Class A1, VAR, 1.484%, 08/28/47 (e)	5,115
6,741	Series 2011-9R, Class A1, VAR, 2.234%, 03/27/46 (e)	6,720
5,186	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	5,271
2,193	Series 2012-2R, Class 2A1, VAR, 2.766%, 03/27/47 (e) (f) (i)	2,116
6,358	Series 2012-3R, Class 1A1, VAR, 3.250%, 07/27/37 (e)	6,403
	CS First Boston Mortgage Securities Corp.,
1,206	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,259
888	Series 2003-21, Class 1A4, 5.250%, 09/25/33	898
3,733	Series 2003-27, Class 5A3, 5.250%, 11/25/33	3,847
1,415	Series 2003-27, Class 5A4, 5.250%, 11/25/33	1,468
816	Series 2003-29, Class 1A1, 6.500%, 12/25/33	848
576	Series 2003-29, Class 5A1, 7.000%, 12/25/33	616
1,236	Series 2003-AR15, Class 3A1, VAR, 2.988%, 06/25/33	1,225
1,308	Series 2004-4, Class 2A4, 5.500%, 09/25/34	1,367
967	Series 2004-5, Class 3A1, 5.250%, 08/25/19	994
1,419	Series 2004-8, Class 1A4, 5.500%, 12/25/34	1,495
1,042	Series 2004-8, Class 3A5, 5.500%, 12/25/34	1,073
2,823	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	566

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,035	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	459
774	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.626%, 02/25/20	799
	Deutsche Mortgage Securities, Inc.,
604	Series 2009-RS2, Class 4A1, VAR, 0.375%, 04/26/37 (e)	586
150	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	151
606	Series 2010-RS2, Class A1, VAR, 1.483%, 06/28/47 (e)	606
	First Horizon Alternative Mortgage Securities,
1,479	Series 2004-AA4, Class A1, VAR, 2.603%, 10/25/34	1,317
421	Series 2005-AA5, Class 1A2, VAR, 2.625%, 07/25/35	79
966	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	780
10,754	Series 2007-FA4, Class 1A2, IF, IO, 5.415%, 08/25/37	1,928
	First Horizon Asset Securities, Inc.,
165	Series 2003-7, Class 2A1, 4.500%, 09/25/18	170
219	Series 2003-8, Class 2A1, 4.500%, 09/25/18	223
2,235	Series 2003-9, Class 1A6, 5.500%, 11/25/33	2,266
578	Series 2004-AR2, Class 2A1, VAR, 2.626%, 05/25/34	570
138	Series 2004-AR7, Class 2A1, VAR, 2.616%, 02/25/35 (m)	137
685	Series 2004-AR7, Class 2A2, VAR, 2.616%, 02/25/35	679
1,284	Series 2005-AR1, Class 2A2, VAR, 2.625%, 04/25/35	1,296
	Freedom Trust,
593	Series 2011-3, Class A11, VAR, 5.000%, 09/01/51 (e)	595
2,229	Series 2011-4, Class A18, VAR, 3.664%, 03/25/37 (e)	2,224
	GMAC Mortgage Corp. Loan Trust,
836	Series 2003-AR1, Class A4, VAR, 3.136%, 10/19/33	859
2,345	Series 2003-AR2, Class 2A4, VAR, 3.009%, 12/19/33	2,379
142	Series 2003-J7, Class A10, 5.500%, 11/25/33	150
1,012	Series 2003-J7, Class A7, 5.000%, 11/25/33	1,055
160	Series 2003-J8, Class A, 5.250%, 12/25/33	166
1,149	Series 2004-J1, Class A20, 5.500%, 04/25/34	1,177
2,896	Series 2004-J5, Class A7, 6.500%, 01/25/35	2,982

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,005	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	1,033
302	Series 2005-AR3, Class 3A3, VAR, 3.338%, 06/19/35	305
3,424	Series 2005-AR3, Class 3A4, VAR, 3.338%, 06/19/35	3,182
	GSMPS Mortgage Loan Trust,
654	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	661
318	Series 2004-4, Class 1AF, VAR, 0.635%, 06/25/34 (e)	271
639	Series 2005-RP2, Class 1AF, VAR, 0.585%, 03/25/35 (e)	529
3,732	Series 2005-RP3, Class 1AF, VAR, 0.585%, 09/25/35 (e)	3,017
1,696	Series 2005-RP3, Class 1AS, IO, VAR, 5.055%, 09/25/35 (e)	255
3,529	Series 2006-RP2, Class 1AS2, IF, IO, 5.139%, 04/25/36 (e)	573
	GSR Mortgage Loan Trust,
370	Series 2003-13, Class 1A1, VAR, 4.430%, 10/25/33	379
168	Series 2003-6F, Class A2, VAR, 0.635%, 09/25/32	158
1,609	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	1,603
135	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	136
2,981	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	3,134
3,869	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	4,052
39	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	39
334	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	330
913	Series 2005-5F, Class 8A3, VAR, 0.735%, 06/25/35	867
4,671	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	4,624
747	Series 2006-1F, Class 1AP, PO, 02/25/36	539
8,679	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	8,083
2,950	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	3,040
378	Impac CMB Trust, Series 2005-2, Class 2M1, VAR, 0.755%, 04/25/35	237
	Impac Secured Assets CMN Owner Trust,
1,249	Series 2001-8, Class A6, 6.440%, 01/25/32	1,270
1,272	Series 2006-1, Class 2A1, VAR, 0.586%, 05/25/36	1,254
2,534	Series 2006-2, Class 2A1, VAR, 0.586%, 08/25/36	2,550

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	205

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Indymac Index Mortgage Loan Trust,
8,771	Series 2005-AR11, Class A7, IO, VAR, 08/25/35	44
299	Series 2006-AR3, Class 2A1A, VAR, 2.817%, 03/25/36	181
	JP Morgan Mortgage Trust,
652	Series 2004-A3, Class 4A1, VAR, 3.045%, 07/25/34	656
581	Series 2004-A4, Class 1A1, VAR, 3.028%, 09/25/34	594
346	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	356
1,893	Series 2005-A1, Class 3A4, VAR, 4.999%, 02/25/35	1,950
154	Series 2005-A1, Class 5A1, VAR, 4.428%, 02/25/35	155
2,496	Series 2006-A2, Class 4A1, VAR, 3.014%, 08/25/34	2,509
3,662	Series 2006-A2, Class 5A3, VAR, 2.710%, 11/25/33	3,724
888	Series 2006-A3, Class 6A1, VAR, 2.987%, 08/25/34	874
847	Series 2007-A1, Class 5A2, VAR, 2.912%, 07/25/35	854
864	JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 3.018%, 08/26/35 (e)	849
42	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	40
	Lehman Mortgage Trust,
1,001	Series 2006-2, Class 1A1, VAR, 6.446%, 04/25/36	970
717	Series 2007-6, Class 1A8, 6.000%, 07/25/37	586
1,404	Series 2008-2, Class 1A6, 6.000%, 03/25/38	1,342
	LVII Resecuritization Trust,
1,939	Series 2009-2, Class A5, VAR, 3.000%, 09/27/37 (e)	1,947
3,000	Series 2009-2, Class M3, VAR, 5.412%, 09/27/37 (e)	3,148
1,200	Series 2009-3, Class M3, VAR, 5.559%, 11/27/37 (e)	1,271
1,377	Series 2009-3, Class M4, VAR, 5.559%, 11/27/37 (e)	1,456
	MASTR Adjustable Rate Mortgages Trust,
205	Series 2004-3, Class 4A2, VAR, 2.605%, 04/25/34	204
55	Series 2004-4, Class 2A1, VAR, 2.001%, 05/25/34	41
696	Series 2004-13, Class 2A1, VAR, 2.634%, 04/21/34	701

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,197	Series 2004-13, Class 3A6, VAR, 2.623%, 11/21/34	1,219
3,000	Series 2004-13, Class 3A7, VAR, 2.623%, 11/21/34	3,019
286	Series 2004-15, Class 3A1, VAR, 3.077%, 12/25/34	256
	MASTR Alternative Loans Trust,
420	Series 2003-4, Class 2A1, 6.250%, 06/25/33	430
420	Series 2003-8, Class 3A1, 5.500%, 12/25/33	434
898	Series 2003-8, Class 5A1, 5.000%, 11/25/18	923
185	Series 2003-9, Class 8A1, 6.000%, 01/25/34	197
130	Series 2004-1, Class 30PO, PO, 02/25/34	96
773	Series 2004-3, Class 2A1, 6.250%, 04/25/34	789
327	Series 2004-3, Class 30PO, PO, 04/25/34	251
319	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	51
413	Series 2004-5, Class 30PO, PO, 06/25/34	361
184	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	35
218	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	40
1,838	Series 2004-6, Class 7A1, 6.000%, 07/25/34	1,855
172	Series 2004-7, Class 30PO, PO, 08/25/34	129
713	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	135
493	Series 2004-10, Class 1A1, 4.500%, 09/25/19	505
3,059	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	672
	MASTR Asset Securitization Trust,
391	Series 2003-2, Class 1A1, 5.000%, 03/25/18	403
152	Series 2003-2, Class 2A1, 4.500%, 03/25/18	155
670	Series 2003-3, Class 3A18, 5.500%, 04/25/33	691
144	Series 2003-4, Class 3A2, 5.000%, 05/25/18	148
191	Series 2003-4, Class 5A1, 5.500%, 05/25/33	203
243	Series 2003-8, Class 1A1, 5.500%, 09/25/33	254
279	Series 2003-9, Class 15PO, PO, 10/25/18	278
95	Series 2003-10, Class 15PO, PO, 11/25/18	94
69	Series 2003-11, Class 15PO, PO, 12/25/18	68
379	Series 2003-12, Class 6A1, 5.000%, 12/25/33	388
105	Series 2004-1, Class 30PO, PO, 02/25/34	85
153	Series 2004-3, Class PO, PO, 03/25/34	144
269	Series 2004-4, Class 3A1, 4.500%, 04/25/19	276
166	Series 2004-8, Class 1A1, 4.750%, 08/25/19	172
176	Series 2004-8, Class PO, PO, 08/25/19	175

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
88		Series 2004-9, Class 5A1, 5.250%, 09/25/19	91
1,070		Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,129
1,000		Series 2006-2, Class 1A30, 6.000%, 06/25/36	933
3,406		MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.585%, 05/25/35 (e)	2,599
2,123		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	1,656
		Merrill Lynch Mortgage Investors, Inc.,
278		Series 2003-A4, Class 2A, VAR, 2.753%, 07/25/33	285
1,040		Series 2003-A5, Class 2A6, VAR, 2.684%, 08/25/33	1,052
1,426		Series 2004-A4, Class A2, VAR, 2.584%, 08/25/34	1,442
180		Series 2005-A1, Class 3A, VAR, 2.788%, 12/25/34	181
		Merrill Lynch Trust,
—	(h)	Series 7, Class B, PO, 04/20/18	—	(h)
39		Series 47, Class Z, 8.985%, 10/20/20	44
		MLCC Mortgage Investors, Inc.,
974		Series 2003-A, Class 2A2, VAR, 1.534%, 03/25/28	968
880		Series 2003-E, Class A1, VAR, 0.855%, 10/25/28	832
1,208		Series 2004-1, Class 2A1, VAR, 2.514%, 12/25/34	1,240
1,159		Series 2004-D, Class A2, VAR, 1.434%, 09/25/29	1,147
1,046		Series 2004-E, Class A2A, VAR, 1.090%, 11/25/29	1,038
1,578		Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.669%, 04/25/34	1,608
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,218.000%, 04/20/21	7
		MortgageIT Trust,
736		Series 2005-1, Class 1A1, VAR, 0.556%, 02/25/35	651
288		Series 2005-5, Class A1, VAR, 0.496%, 12/25/35	212
		Nomura Asset Acceptance Corp.,
233		Series 2003-A1, Class A1, 5.500%, 05/25/33	244
53		Series 2003-A1, Class A2, 6.000%, 05/25/33	56
43		Series 2003-A1, Class A5, 7.000%, 04/25/33	45
16		Series 2003-A1, Class A7, 5.000%, 04/25/18	16
710		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	697

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
3,095	Nomura Resecuritization Trust, Series 2010-6RA, Class 1A5, VAR, 2.520%, 03/26/36 (e)	3,078
	Prime Mortgage Trust,
144	Series 2004-1, Class 2A3, 5.250%, 08/25/34	149
1,421	Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	1,499
660	Series 2005-4, Class 2PO, PO, 10/25/35	187
1,050	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.816%, 05/25/35	1,057
	RALI Trust,
232	Series 2001-QS19, Class A2, 6.000%, 12/25/16	237
60	Series 2002-QS16, Class A3, IF, 16.130%, 10/25/17	67
1,132	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	1,118
238	Series 2003-QR24, Class A5, 4.000%, 07/25/33	238
239	Series 2003-QS1, Class A6, 4.250%, 01/25/33	242
654	Series 2003-QS12, Class A2A, IF, IO, 7.364%, 06/25/18	92
287	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	26
2,874	Series 2003-QS13, Class A2, 4.000%, 07/25/33	2,691
1,046	Series 2003-QS13, Class A5, VAR, 0.886%, 07/25/33	902
6,215	Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	143
726	Series 2003-QS14, Class A1, 5.000%, 07/25/18	743
746	Series 2003-QS18, Class A1, 5.000%, 09/25/18	770
795	Series 2003-QS19, Class A1, 5.750%, 10/25/33	826
208	Series 2003-QS3, Class A2, IF, 15.982%, 02/25/18	231
338	Series 2003-QS3, Class A8, IF, IO, 7.364%, 02/25/18	29
536	Series 2003-QS9, Class A3, IF, IO, 7.315%, 05/25/18	76
949	Series 2004-QA4, Class NB3, VAR, 3.857%, 09/25/34	953
372	Series 2004-QA6, Class NB2, VAR, 3.213%, 12/26/34	283

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	207

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
527	Series 2004-QS10, Class A6, 6.000%, 07/25/34	542
1,573	Series 2004-QS7, Class A4, 5.500%, 05/25/34	1,452
87	Series 2004-QS8, Class A2, 5.000%, 06/25/34	87
302	Series 2005-QA10, Class A31, VAR, 3.749%, 09/25/35	201
2,000	Series 2005-QA6, Class A32, VAR, 3.869%, 05/25/35	1,018
589	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	418
	RBSSP Resecuritization Trust,
1,172	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	1,256
490	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	520
1,042	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	1,062
1,119	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	1,133
942	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	972
1,699	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	1,801
1,374	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	1,376
2,160	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	2,159
2,777	Series 2012-3, Class 3A1, VAR, 0.385%, 09/26/36 (e) (f) (i)	2,475
14,350	Series 2012-6, Class 2A1, VAR, 0.395%, 10/26/36 (e) (f) (i)	12,772
	Residential Asset Securitization Trust,
70	Series 2002-A13, Class A4, 5.250%, 12/25/17	71
359	Series 2003-A13, Class A3, 5.500%, 01/25/34	361
106	Series 2003-A14, Class A1, 4.750%, 02/25/19	110
572	Series 2003-A5, Class A1, 5.500%, 06/25/33	598
950	Series 2004-IP2, Class 1A1, VAR, 2.669%, 12/25/34	905
3,379	Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	757
6,456	Series 2005-A2, Class A4, IF, IO, 4.814%, 03/25/35	1,192
1,149	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	823

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
718	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	589
	RFMSI Trust,
1,554	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,593
214	Series 2003-S14, Class A4, PO, 07/25/18	213
539	Series 2003-S16, Class A3, 5.000%, 09/25/18	557
562	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	575
1,184	Series 2003-S4, Class A4, 5.750%, 03/25/33	1,251
1,966	Series 2004-S5, Class 1A9, 5.500%, 05/25/22	1,975
534	Series 2004-S6, Class 2A6, PO, 06/25/34	499
833	Series 2005-SA4, Class 1A1, VAR, 3.121%, 09/25/35	654
	RFSC Trust,
18	Series 2002-RM1, Class API, PO, 12/25/17	17
43	Series 2003-RM2, Class AP-3, PO, 05/25/33	35
4,722	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	4,741
	Salomon Brothers Mortgage Securities VII, Inc.,
1,406	Series 2003-HYB1, Class A, VAR, 2.755%, 09/25/33	1,391
66	Series 2003-UP2, Class PO1, PO, 12/25/18	59
	Sequoia Mortgage Trust,
1,722	Series 2003-1, Class 1A, VAR, 0.997%, 04/20/33	1,704
1,177	Series 2004-8, Class A1, VAR, 0.587%, 09/20/34	1,126
1,816	Series 2004-8, Class A2, VAR, 1.088%, 09/20/34	1,761
1,502	Series 2004-10, Class A1A, VAR, 0.547%, 11/20/34	1,437
	Springleaf Mortgage Loan Trust,
3,186	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	3,278
2,650	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	2,780
1,643	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	1,655
2,500	Series 2012-1A, Class M3, VAR, 6.000%, 09/25/57 (e)	2,469
7,150	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	7,150
4,000	Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	3,887
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.914%, 06/25/34	2,963

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,890	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, VAR, 0.897%, 10/19/34	1,715
	Structured Asset Securities Corp.,
61	Series 2002-10H, Class 1AP, PO, 05/25/32	48
152	Series 2003-8, Class 1A2, 5.000%, 04/25/18	156
365	Series 2003-16, Class A3, VAR, 0.735%, 06/25/33	353
540	Series 2003-32, Class 1A1, VAR, 5.295%, 11/25/33	569
398	Series 2003-31A, Class B1, VAR, 2.806%, 10/25/33	165
1,035	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	1,047
527	Series 2003-33H, Class 1APO, PO, 10/25/33	410
1,009	Series 2003-34A, Class 3A3, VAR, 2.804%, 11/25/33	1,013
3,954	Series 2003-37A, Class 2A, VAR, 5.026%, 12/25/33	4,041
5	Series 2004-20, Class 1A3, 5.250%, 11/25/34 (m)	5
2,711	Series 2004-5H, Class A4, 5.540%, 12/25/33	2,652
613	Series 2005-6, Class 4A1, 5.000%, 05/25/35	605
	Thornburg Mortgage Securities Trust,
229	Series 2003-4, Class A1, VAR, 0.875%, 09/25/43	231
227	Series 2004-1, Class II2A, VAR, 1.907%, 03/25/44	223
	Vericrest Opportunity Loan Transferee,
250	Series 2011-NL1A, Class A1, VAR, 5.926%, 12/26/50 (e) (f) (i)	250
2,200	Series 2011-NL1A, Class A2, VAR, 9.077%, 12/26/50 (e) (f) (i)	2,202
246	Series 2011-NL2A, Class A1, VAR, 5.682%, 06/25/51 (e) (f) (i)	247
2,000	Series 2011-NL2A, Class A2, VAR, 9.317%, 06/25/51 (e) (f) (i)	2,007
717	Series 2011-NL3A, Class A1, VAR, 5.194%, 09/25/51 (e)	717
670	Series 2011-NL3A, Class A2, VAR, 9.318%, 09/25/51 (e)	671
964	Series 2012-NL1A, Class A1, VAR, 4.213%, 03/25/49 (e) (f) (i)	969
462	Series 2012-NL1A, Class A2, VAR, 8.112%, 03/25/49 (e) (f) (i)	472
	WaMu Mortgage Pass-Through Certificates,
97	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
2,592	Series 2003-AR11, Class A6, VAR, 2.466%, 10/25/33	2,638
1,323	Series 2003-AR7, Class A7, VAR, 2.318%, 08/25/33	1,313
954	Series 2003-AR8, Class A, VAR, 2.462%, 08/25/33	973
3,618	Series 2003-AR9, Class 1A6, VAR, 2.449%, 09/25/33	3,701
1,008	Series 2003-AR9, Class 2A, VAR, 2.544%, 09/25/33	1,030
1,327	Series 2003-S1, Class A5, 5.500%, 04/25/33	1,398
125	Series 2003-S11, Class 2A5, IF, 16.402%, 11/25/33	128
318	Series 2003-S3, Class 1A4, 5.500%, 06/25/33	332
158	Series 2003-S7, Class A1, 4.500%, 08/25/18	163
282	Series 2003-S8, Class A4, 4.500%, 09/25/18	283
640	Series 2003-S8, Class A6, 4.500%, 09/25/18	664
3,784	Series 2003-S9, Class A8, 5.250%, 10/25/33	3,969
126	Series 2003-S9, Class P, PO, 10/25/33	118
235	Series 2004-AR3, Class A1, VAR, 2.584%, 06/25/34	238
1,589	Series 2004-AR3, Class A2, VAR, 2.584%, 06/25/34	1,613
1,379	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	1,423
373	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	390
611	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	637
457	Series 2004-S1, Class 1A3, VAR, 0.635%, 03/25/34	449
3,774	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	3,858
351	Series 2006-AR10, Class 2P, VAR, 09/25/36	203
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
384	Series 2005-1, Class 1A1, 5.500%, 03/25/35	387
11,206	Series 2005-2, Class 1A4, IF, IO, 4.814%, 04/25/35	1,809
1,313	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,226
281	Series 2005-4, Class DP, PO, 06/25/20	230
1,443	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,163
14,394	Series 2005-11, Class A4, IF, IO, 4.714%, 01/25/36	2,332
	Washington Mutual MSC Mortgage Pass-Through Certificates,
825	Series 2004-RA2, Class 2A, 7.000%, 07/25/33	868
89	Series 2004-RA4, Class 1P, PO, 04/25/19	89
3,112	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	3,129

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	209

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Wells Fargo Mortgage-Backed Securities Trust,
768	Series 2003-11, Class 1A10, 4.750%, 10/25/18	791
242	Series 2003-11, Class 1APO, PO, 10/25/18	240
501	Series 2003-13, Class A7, 4.500%, 11/25/18	510
95	Series 2003-14, Class 1A1, 4.750%, 12/25/18	97
774	Series 2003-15, Class 1A1, 4.750%, 12/25/18	801
233	Series 2003-16, Class 2A1, 4.500%, 12/25/18	239
6,602	Series 2003-16, Class 2AIO, IO, VAR, 0.115%, 12/25/18	14
488	Series 2003-17, Class APO, PO, 01/25/34	459
2,414	Series 2003-G, Class A1, VAR, 4.100%, 06/25/33	2,475
585	Series 2003-K, Class 1A1, VAR, 4.444%, 11/25/33	599
160	Series 2003-K, Class 1A2, VAR, 4.444%, 11/25/33	166
445	Series 2004-1, Class A11, PO, 02/25/34	394
249	Series 2004-2, Class APO, PO, 02/25/19	247
174	Series 2004-7, Class 2A1, 4.500%, 07/25/19	178
601	Series 2004-7, Class 2A2, 5.000%, 07/25/19	621
298	Series 2004-B, Class A1, VAR, 4.963%, 02/25/34	308
654	Series 2004-BB, Class A4, VAR, 2.612%, 01/25/35	667
1,802	Series 2004-EE, Class 2A1, VAR, 2.615%, 12/25/34	1,850
225	Series 2004-EE, Class 2A2, VAR, 2.615%, 12/25/34	231
934	Series 2004-EE, Class 3A1, VAR, 2.949%, 12/25/34	965
2,340	Series 2004-I, Class 1A1, VAR, 2.720%, 07/25/34	2,369
5,193	Series 2004-P, Class 2A1, VAR, 2.616%, 09/25/34	5,316
154	Series 2004-Q, Class 1A3, VAR, 2.608%, 09/25/34	157
2,944	Series 2004-U, Class A1, VAR, 2.764%, 10/25/34	3,008
1,302	Series 2004-V, Class 1A1, VAR, 2.641%, 10/25/34	1,320
569	Series 2005-1, Class 2A1, 5.000%, 01/25/20	600
346	Series 2005-9, Class 1APO, PO, 10/25/35	276
699	Series 2005-13, Class A1, 5.000%, 11/25/20	740
72	Series 2005-15, Class APO, PO, 12/25/20	65

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
610	Series 2005-AR16, Class 2A1, VAR, 2.651%, 02/25/34	601
1,202	Series 2005-AR8, Class 2A1, VAR, 2.706%, 06/25/35	1,211
2,200	Series 2007-7, Class A7, 6.000%, 06/25/37	2,174
1,349	Series 2007-11, Class A14, 6.000%, 08/25/37	1,348
		609,428

	Total Collateralized Mortgage Obligations (Cost $1,987,050)	2,098,072

Commercial Mortgage-Backed Securities — 2.2%
4,871	A10 Securitization LLC, Series 2012-1, Class A, 3.492%, 04/15/24 (e)	4,896
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
700	Series 2005-3, Class A4, 4.668%, 07/10/43	768
800	Series 2005-3, Class AM, 4.727%, 07/10/43	842
500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	560
2,555	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	2,927
2,000	Series 2006-4, Class A4, 5.634%, 07/10/46	2,296
755	Series 2006-5, Class A4, 5.414%, 09/10/47	855
	Bear Stearns Commercial Mortgage Securities,
1,000	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,069
500	Series 2006-PW11, Class A4, VAR, 5.621%, 03/11/39	567
1,650	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	1,697
6,156	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2, Class XA, IO, VAR, 2.141%, 08/15/45	786
2,196	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	2,459
3,572	FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	3,740
3,057	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	3,170
1,000	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class B, VAR, 4.846%, 06/10/48	985
	GS Mortgage Securities Corp. II,
25,496	Series 2006-GG8, Class X, IO, VAR, 0.809%, 11/10/39 (e)	509

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
20,000	Series 2012-SHOP, Class XA, IO, VAR, 1.437%, 06/05/31 (e)	1,554
	JP Morgan Chase Commercial Mortgage Securities Corp.,
2,000	Series 2003-PM1A, Class A4, VAR, 5.326%, 08/12/40	2,055
1,200	Series 2004-CB8, Class A4, 4.404%, 01/12/39	1,250
101,458	Series 2006-CB15, Class X1, IO, VAR, 0.117%, 06/12/43	666
600	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	579
	LB-UBS Commercial Mortgage Trust,
1,708	Series 2004-C2, Class A4, 4.367%, 03/15/36	1,786
64,920	Series 2006-C1, Class XCL, IO, VAR, 0.211%, 02/15/41 (e)	662
500	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.847%, 05/12/39	573
	Morgan Stanley Capital I, Inc.,
2,500	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	2,650
250	Series 2007-T27, Class A4, VAR, 5.823%, 06/11/42	294
1,213	Series 2011-C3, Class A3, 4.054%, 07/15/49	1,357
1,500	Series 2012-C4, Class A3, 2.991%, 03/15/45	1,578
	Morgan Stanley Reremic Trust,
337	Series 2009-IO, Class A1, 3.000%, 07/17/56 (e)	338
4,000	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	4,100
3,000	Series 2009-IO, Class B, PO, 07/17/56 (e)	2,640
359	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	359
4,500	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	4,765
2,844	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	2,866
9,895	Series 2012-XA, Class A, 2.000%, 07/28/49	9,961
1,700	Series 2012-XA, Class B, 0.250%, 07/28/49	1,190
7,976	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.555%, 05/10/45 (e)	1,206
3,175	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	3,367
	UBS-Barclays Commercial Mortgage Trust,
1,300	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,386
15,593	Series 2012-C2, Class XA, IO, VAR, 1.994%, 05/10/63 (e)	1,655

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wachovia Bank Commercial Mortgage Trust,
1,118	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	1,188
134,271	Series 2006-C24, Class XC, IO, VAR, 0.082%, 03/15/45 (e)	574
9,072	Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	9,038
	WF-RBS Commercial Mortgage Trust,
1,250	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	1,401
779	Series 2012-C6, Class A1, 1.081%, 04/15/45	784
1,200	Series 2012-C6, Class A4, 3.440%, 04/15/45	1,281

	Total Commercial Mortgage-Backed Securities (Cost $89,372)	91,229

Mortgage Pass-Through Securities — 32.3%
	Federal Home Loan Mortgage Corp.,
219	ARM, 2.323%, 05/01/37	233
265	ARM, 2.355%, 12/01/33	278
386	ARM, 2.370%, 05/01/36	409
332	ARM, 2.464%, 11/01/36	354
240	ARM, 2.470%, 10/01/36	255
310	ARM, 2.471%, 08/01/36	331
560	ARM, 2.498%, 10/01/36	598
535	ARM, 2.499%, 11/01/36	573
34	ARM, 2.548%, 01/01/30	36
186	ARM, 2.675%, 03/01/35	199
309	ARM, 2.695%, 03/01/36	330
1,010	ARM, 2.705%, 03/01/37	1,084
275	ARM, 2.764%, 09/01/36	294
280	ARM, 2.859%, 02/01/37	301
319	ARM, 2.861%, 04/01/34	341
426	ARM, 2.881%, 12/01/35	454
1,315	ARM, 2.885%, 10/01/36	1,391
289	ARM, 2.947%, 12/01/36	309
137	ARM, 2.978%, 07/01/37	148
509	ARM, 3.142%, 02/01/37 - 05/01/38	547
133	ARM, 3.271%, 02/01/37	143
644	ARM, 3.442%, 03/01/36	698
384	ARM, 3.504%, 04/01/38	413
245	ARM, 4.587%, 09/01/37	262
618	ARM, 5.008%, 01/01/35	667
154	ARM, 5.775%, 10/01/37	162
786	ARM, 6.037%, 06/01/36	850
1,213	ARM, 6.039%, 11/01/36	1,301
176	ARM, 6.055%, 10/01/36	192
160	ARM, 6.437%, 02/01/37	174

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	211

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
422		ARM, 6.554%, 11/01/36	457
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
180		3.500%, 05/01/19	191
3,007		4.000%, 07/01/18 - 05/01/19 (m)	3,202
1,377		4.500%, 07/01/14 - 10/01/18	1,436
251		5.000%, 12/01/18	272
13,433		5.500%, 06/01/17 - 01/01/24	14,603
2,595		6.000%, 06/01/17 - 03/01/22	2,770
613		6.500%, 02/01/17 - 03/01/22	670
266		7.000%, 01/01/17 - 07/01/17	288
—	(h)	7.500%, 10/01/14	—	(h)
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
37,138		3.500%, 01/01/32 - 09/01/32	39,643
3,922		4.000%, 02/01/32	4,237
3,662		5.500%, 04/01/27 - 03/01/28	4,007
873		6.000%, 01/01/14 - 02/01/24	962
1,768		6.500%, 05/01/22 - 01/01/28	1,980
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,286		4.000%, 10/01/33	1,382
20,734		4.500%, 09/01/40 - 05/01/41	22,379
22,915		5.000%, 05/01/36 - 08/01/40	25,128
6,977		5.500%, 01/01/33 - 03/01/40	7,709
958		6.000%, 11/01/28 - 12/01/33	1,070
6,521		6.500%, 05/01/24 - 03/01/38 (m)	7,498
1,391		7.000%, 07/01/29 - 10/01/36	1,634
155		7.500%, 09/01/38	193
39		8.500%, 08/01/30	45
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
1,447		7.500%, 01/01/32 - 12/01/36	1,725
961		10.000%, 10/01/30	1,141
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
14,934		3.500%, 06/01/42	15,982
9,971		4.000%, 06/01/42	10,966
6,759		5.500%, 02/01/18 - 12/01/35	7,317
3,704		6.000%, 02/01/33 - 12/01/34	4,108
7,157		6.500%, 11/01/36 - 10/17/38	8,030
347		7.000%, 12/01/14 - 08/01/47	383
88		10.500%, 07/20/21	96
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
8		7.500%, 03/01/17 - 05/01/17	8
6		8.750%, 06/01/17	6

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4	10.500%, 05/01/19	4
6	12.000%, 08/01/15 - 07/01/19	7
	Federal National Mortgage Association,
16	ARM, 1.875%, 03/01/19	16
676	ARM, 1.945%, 08/01/34	710
371	ARM, 2.063%, 10/01/34	390
297	ARM, 2.123%, 01/01/36	312
266	ARM, 2.159%, 01/01/33	280
3,565	ARM, 2.273%, 01/01/35 (m)	3,802
146	ARM, 2.277%, 11/01/33	153
888	ARM, 2.282%, 08/01/34 - 02/01/35	946
314	ARM, 2.291%, 02/01/35	335
560	ARM, 2.292%, 11/01/33	594
706	ARM, 2.326%, 07/01/33	754
454	ARM, 2.335%, 05/01/34	485
509	ARM, 2.350%, 09/01/36	534
716	ARM, 2.362%, 04/01/35	763
1,059	ARM, 2.369%, 04/01/35	1,127
1,009	ARM, 2.381%, 05/01/35	1,076
502	ARM, 2.388%, 10/01/34	535
386	ARM, 2.397%, 10/01/34	411
296	ARM, 2.466%, 06/01/35	315
432	ARM, 2.471%, 10/01/36	463
644	ARM, 2.505%, 10/01/34	689
449	ARM, 2.517%, 02/01/34	479
231	ARM, 2.537%, 04/01/34	243
353	ARM, 2.543%, 09/01/34	376
136	ARM, 2.565%, 01/01/34	146
282	ARM, 2.569%, 09/01/35	301
383	ARM, 2.577%, 06/01/34	403
242	ARM, 2.637%, 04/01/34	260
567	ARM, 2.660%, 12/01/36	609
568	ARM, 2.691%, 10/01/34	607
168	ARM, 2.720%, 05/01/35	178
873	ARM, 2.770%, 07/01/37	938
229	ARM, 2.798%, 12/01/36	246
133	ARM, 2.812%, 05/01/35	143
369	ARM, 2.816%, 09/01/33	396
768	ARM, 2.833%, 06/01/36	826
384	ARM, 2.872%, 07/01/36	411
143	ARM, 2.885%, 07/01/37	154
236	ARM, 2.885%, 10/01/36	252
378	ARM, 2.919%, 08/01/36	405
27	ARM, 2.987%, 09/01/27	28
6,678	ARM, 3.250%, 03/01/36	7,133
687	ARM, 3.723%, 12/01/37	738

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
446	ARM, 3.768%, 11/01/37	480
90	ARM, 3.850%, 03/01/29	96
331	ARM, 3.947%, 11/01/36	352
630	ARM, 4.938%, 07/01/33	671
296	ARM, 5.236%, 01/01/38	318
2,273	ARM, 5.625%, 01/01/23	2,493
	Federal National Mortgage Association, 15 Year, Single Family,
707	3.500%, 08/01/18	752
6,875	4.000%, 07/01/18 - 12/01/18 (m)	7,410
3,589	4.500%, 07/01/18 - 09/01/20	3,938
3,010	5.000%, 12/01/16 - 08/01/24	3,295
6,095	5.500%, 11/01/18 - 11/01/23	6,662
10,464	6.000%, 06/01/16 - 07/01/24	11,449
2,090	6.500%, 09/01/13 - 02/01/24	2,300
1,171	7.000%, 12/01/16 - 08/01/21	1,274
62	7.500%, 03/01/17 - 10/01/17	67
39	8.000%, 11/01/12 - 01/01/16	41
	Federal National Mortgage Association, 20 Year, Single Family,
86,374	3.500%, 12/01/30 - 08/01/32	92,230
2,166	4.500%, 04/01/30	2,348
2,285	5.000%, 10/01/25	2,520
1,096	5.500%, 02/01/23 - 08/01/23	1,211
8,128	6.000%, 04/01/24 - 09/01/29	8,971
2,253	6.500%, 06/01/16 - 12/01/27	2,537
57	7.500%, 09/01/21	67
	Federal National Mortgage Association, 30 Year, FHA/VA,
77	6.000%, 09/01/33	87
5,576	6.500%, 02/01/29 - 08/01/39	6,408
237	7.000%, 10/01/28 - 02/01/33	283
63	8.000%, 06/01/28	76
18	8.500%, 03/01/30 - 06/01/30	22
269	9.000%, 05/01/18 - 06/01/31	321
13	10.000%, 07/01/19	13
13	10.500%, 11/01/18	13
26	11.000%, 04/01/19	27
	Federal National Mortgage Association, 30 Year, Single Family,
3,937	4.000%, 08/01/33 - 04/01/34	4,298
2,077	4.500%, 05/01/29 - 09/01/34	2,259
22,865	5.000%, 05/01/33 - 08/01/40	25,233
31,599	5.500%, 11/01/32 - 05/01/40	34,959
7,863	6.000%, 12/01/28 - 11/01/38	8,839
16,061	6.500%, 11/01/29 - 10/01/38	18,354

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,818	7.000%, 04/01/20 - 01/01/39	9,075
4,715	7.500%, 08/01/36 - 04/01/39	5,754
946	8.000%, 03/01/27 - 10/01/36	1,169
114	8.500%, 12/01/27 - 02/01/30	138
1	9.000%, 04/01/26	1
8	9.500%, 07/01/28	10
8	10.000%, 02/01/24	9
6	12.500%, 01/01/16	6
	Federal National Mortgage Association, Other,
3,400	VAR, 0.795%, 08/01/22	3,422
2,300	VAR, 0.846%, 03/01/22	2,314
4,000	VAR, 0.856%, 04/01/22	4,023
5,000	VAR, 0.866%, 12/01/20	5,092
3,075	VAR, 0.986%, 01/01/19	3,087
4,000	VAR, 1.016%, 04/01/22	4,012
3,967	VAR, 1.046%, 03/01/22	4,037
497	VAR, 2.875%, 08/01/34	531
2,461	VAR, 6.070%, 11/01/18	2,667
3,000	0.672%, 09/01/22	3,002
5,500	1.446%, 07/01/17	5,582
8,443	2.004%, 01/01/17 - 07/01/19	8,648
10,152	2.030%, 08/01/19	10,419
5,000	2.056%, 01/01/17	4,995
4,600	2.170%, 06/01/19	4,773
8,212	2.211%, 04/01/19	8,545
6,969	2.263%, 05/01/19	7,263
4,495	2.273%, 07/01/19	4,681
2,510	2.438%, 06/01/19	2,629
5,000	2.449%, 07/01/19	5,255
1,500	2.470%, 10/29/42	1,522
1,450	2.490%, 10/01/17	1,536
4,225	2.510%, 10/31/42	4,299
2,000	2.531%, 06/01/19	2,111
8,320	2.650%, 08/01/22	8,608
3,000	2.670%, 07/01/22	3,114
5,482	2.686%, 06/01/22	5,724
3,000	2.690%, 10/01/17	3,200
5,000	2.707%, 10/01/17	5,324
5,991	2.759%, 07/01/22	6,275
5,850	2.779%, 07/01/22	6,133
5,351	2.800%, 03/01/18	5,746
5,250	2.830%, 07/01/22	5,555
2,986	2.831%, 05/01/22	3,145
6,964	2.841%, 03/01/22 - 07/01/22	7,263
7,000	2.852%, 06/01/22	7,373
4,500	2.860%, 08/01/22	4,768

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	213

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
11,073	2.883%, 06/01/22 - 07/01/22	11,694
3,200	2.900%, 09/01/22	3,352
3,985	2.955%, 05/01/22	4,229
2,427	2.970%, 11/01/18	2,619
5,977	2.996%, 05/01/22	6,361
3,983	3.038%, 05/01/22	4,252
7,000	3.063%, 09/01/17	7,541
3,000	3.079%, 06/01/22	3,193
2,570	3.089%, 02/01/22	2,760
4,983	3.120%, 05/01/22	5,348
4,932	3.131%, 01/01/22	5,313
3,500	3.141%, 12/01/18	3,798
2,490	3.182%, 05/01/22	2,685
8,114	3.193%, 01/01/22	8,773
2,000	3.203%, 05/01/22	2,158
13,500	3.213%, 07/01/18	14,699
8,786	3.224%, 01/01/22 - 05/01/22	9,499
2,650	3.230%, 11/01/20	2,891
1,981	3.234%, 01/01/22	2,145
9,476	3.244%, 02/01/22	10,232
2,000	3.290%, 10/01/20	2,189
3,882	3.306%, 02/01/22	4,216
5,207	3.348%, 01/01/22	5,676
2,000	3.379%, 11/01/20	2,185
3,000	3.389%, 10/01/20	3,270
4,100	3.461%, 11/01/20	4,501
3,692	3.472%, 10/01/20	4,057
3,600	3.482%, 11/01/20	3,959
2,830	3.492%, 01/01/18	3,108
978	3.495%, 10/01/20	1,081
2,022	3.500%, 11/01/40	2,178
2,000	3.503%, 08/01/17	2,184
8,357	3.544%, 09/01/20 - 11/01/21	9,217
779	3.590%, 12/01/20	868
2,500	3.596%, 12/01/20	2,767
2,926	3.600%, 09/01/20	3,255
6,791	3.621%, 09/01/20	7,523
5,000	3.638%, 12/01/20	5,569
9,979	3.658%, 01/01/18 - 10/01/20	11,040
1,200	3.709%, 10/01/21	1,337
14,866	3.730%, 06/01/18 (m)	16,798
19,861	3.740%, 07/01/20 - 09/01/20 (m)	22,173
1,500	3.751%, 01/01/18	1,658
20,000	3.770%, 09/01/21	22,581
3,000	3.802%, 09/01/20	3,351
2,445	3.810%, 01/01/19	2,714

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,000	3.895%, 01/01/21 - 08/01/21	7,874
2,600	3.926%, 08/01/20	2,926
1,598	3.930%, 07/01/20	1,810
7,737	3.947%, 06/01/17	8,534
6,200	3.957%, 12/01/21	7,011
3,000	3.960%, 08/01/20	3,405
1,942	3.968%, 09/01/20	2,158
2,000	3.980%, 11/01/16	2,122
2,462	3.988%, 07/01/21	2,788
3,000	3.999%, 01/01/21	3,393
25,646	4.000%, 11/01/33 - 07/01/42	28,115
5,000	4.019%, 09/01/21	5,673
2,000	4.061%, 01/01/21	2,273
20,175	4.081%, 07/01/20 - 07/01/21 (m)	22,938
5,915	4.102%, 06/01/21 - 07/01/21	6,738
2,361	4.123%, 07/01/21	2,694
2,429	4.130%, 07/01/20	2,775
3,000	4.154%, 06/01/21	3,430
1,600	4.174%, 10/01/20	1,829
3,952	4.185%, 08/01/21	4,522
8,000	4.195%, 07/01/21	9,161
7,992	4.201%, 07/01/20	8,919
2,300	4.205%, 10/01/21	2,637
11,288	4.216%, 11/01/26	12,342
1,946	4.257%, 04/01/20	2,218
4,667	4.288%, 08/01/21	5,370
4,000	4.290%, 06/01/20	4,602
8,712	4.298%, 03/01/21 - 07/01/21	10,020
5,777	4.319%, 12/01/19	6,594
1,500	4.330%, 02/01/21	1,736
3,985	4.350%, 04/01/20	4,596
4,532	4.371%, 03/01/20	5,187
4,051	4.380%, 01/01/21 - 04/01/21	4,695
4,500	4.381%, 06/01/21	5,191
2,000	4.391%, 04/01/21	2,314
7,286	4.399%, 02/01/20	8,411
24,082	4.424%, 01/01/20 (m)	27,585
4,905	4.443%, 08/01/20 - 04/01/21	5,546
982	4.444%, 01/01/21	1,140
7,878	4.453%, 06/01/21	9,125
2,467	4.464%, 06/01/21	2,859
1,205	4.474%, 07/01/21	1,397
9,000	4.484%, 06/01/21	10,459
2,054	4.495%, 02/01/21	2,376
156	4.500%, 08/01/33	169
3,892	4.514%, 04/01/20	4,505

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
4,868		4.515%, 02/01/20	5,624
4,869		4.530%, 12/01/19	5,649
4,451		4.540%, 01/01/20	5,164
5,800		4.546%, 02/01/20	6,706
3,727		4.552%, 08/01/26	4,295
5,967		4.629%, 02/01/21 - 06/01/21	6,956
1,500		4.701%, 04/01/21	1,753
2,962		4.762%, 08/01/26	3,550
4,919		4.794%, 01/01/21	5,763
2,264		5.000%, 04/01/22 - 01/01/36	2,527
4,180		5.135%, 02/01/31	4,854
3,787		5.500%, 03/01/17 - 04/01/38	4,072
6,448		6.000%, 02/01/36 - 11/01/39	6,960
750		6.500%, 10/01/35 - 06/01/36	843
1,660		7.000%, 12/01/36 - 10/01/46	1,879
21		10.195%, 06/15/21	21
—	(h)	10.250%, 07/15/13	—	(h)
5		11.000%, 08/20/20	5
88		Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	96
		Government National Mortgage Association II, 30 Year, Single Family,
403		3.500%, 09/20/33	440
1,464		5.500%, 09/20/39	1,638
19,200		6.000%, 09/20/38 - 08/20/39	21,703
4,322		6.500%, 10/20/33 - 01/20/39	4,967
22		7.500%, 02/20/28 - 09/20/28	27
36		8.000%, 06/20/26 - 11/20/28	43
21		8.500%, 03/20/25 - 05/20/25	26
921		Government National Mortgage Association II, Other, 6.000%, 11/20/38	1,001
		Government National Mortgage Association, 15 Year, Single Family,
273		6.000%, 06/15/18	300
58		7.000%, 09/15/14 - 10/15/16	62
52		7.500%, 11/15/17	58
119		8.000%, 01/15/16	125
		Government National Mortgage Association, 20 Year, Single Family,
545		6.500%, 08/15/22 - 11/15/23	634
55		7.000%, 08/15/23	64
		Government National Mortgage Association, 30 Year, Single Family,
94		6.375%, 08/15/26	106
3,436		6.500%, 10/15/27 - 04/15/33	4,008
2,910		7.000%, 09/15/31 - 03/15/37	3,469
111		7.500%, 11/15/22 - 01/15/33	121

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10	8.000%, 09/15/22 - 04/15/28	12
14	9.000%, 02/15/30 - 01/15/31	14
876	9.500%, 10/15/24	1,014
7	11.000%, 01/15/21	8

	Total Mortgage Pass-Through Securities (Cost $1,266,840)	1,332,043

U.S. Government Agency Securities — 0.4%
1,000	Federal Home Loan Mortgage Corp., 5.500%, 08/23/17	1,230
	Federal National Mortgage Association,
3,000	Zero Coupon, 07/05/14	2,957
3,000	Zero Coupon, 06/01/17	2,863
4,000	2.700%, 03/28/22	4,040
2,000	5.375%, 06/12/17	2,433

	Total U.S. Government Agency Securities (Cost $12,748)	13,523

U.S. Treasury Obligations — 3.7%
350	U.S. Treasury Bonds, 8.500%, 02/15/20	538
2,800	U.S. Treasury Inflation Indexed Notes, 0.500%, 04/15/15	3,112
	U.S. Treasury Notes,
3,300	0.375%, 10/31/12	3,301
25,000	0.625%, 01/31/13	25,050
3,500	1.375%, 01/15/13	3,516
470	1.375%, 11/30/18	485
5,000	1.750%, 04/15/13	5,048
2,000	1.875%, 04/30/14	2,054
4,000	2.875%, 01/31/13	4,044
43,000	3.125%, 04/30/13	43,828
1,737	3.125%, 05/15/19	1,986
21,000	3.500%, 02/15/18	24,145
20,000	3.875%, 10/31/12	20,116
2,500	4.750%, 08/15/17	3,006
	U.S. Treasury STRIPS,
3,000	02/15/15	2,981
129	02/15/16	127
486	02/15/17	474
700	05/15/19	655
6,339	05/15/20	5,766
500	08/15/20	451
1,000	05/15/21	881
150	02/15/25	115
200	08/15/28	135
500	02/15/29	333
650	11/15/30	408

	Total U.S. Treasury Obligations (Cost $150,549)	152,555

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	215

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 10.1%
	Investment Company — 10.1%
416,514	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (Cost $416,514)	416,514

	Total Investments — 102.6% (Cost $4,045,056)	4,226,124
	Liabilities in Excess of Other Assets — (2.6)%	(105,335)

	NET ASSETS — 100.0%	$4,120,789

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 7.8%
9,903	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 1.035%, 12/27/22 (e)	9,903
8,217	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.415%, 04/25/36	7,125
	AH Mortgage Advance Trust, (Cayman Islands),
14,989	Series SART-1, Class A1R, 2.230%, 05/10/43 (e)	15,027
9,094	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	9,157
	Ally Auto Receivables Trust,
635	Series 2009-B, Class A3, 1.980%, 10/15/13 (e)	636
1,161	Series 2010-1, Class A3, 1.450%, 05/15/14	1,164
2,000	Series 2010-1, Class A4, 2.300%, 12/15/14	2,034
11,850	Series 2010-1, Class C, 3.610%, 08/15/16 (e)	12,317
735	Series 2010-2, Class A3, 1.380%, 07/15/14	737
4,518	Series 2010-3, Class A3, 1.110%, 10/15/14	4,532
8,860	Series 2010-3, Class A4, 1.550%, 08/17/15	8,983
2,500	Series 2010-4, Class A4, 1.350%, 12/15/15	2,535
5,000	Series 2010-5, Class A4, 1.750%, 03/15/16	5,109
8,196	Series 2011-1, Class A3, 1.380%, 01/15/15	8,243
2,350	Series 2011-3, Class A3, 0.970%, 08/17/15	2,361
1,580	Series 2011-4, Class A4, 1.140%, 06/15/16	1,599
6,877	Series 2012-1, Class A3, 0.930%, 02/16/16	6,934
4,312	Series 2012-1, Class A4, 1.210%, 07/15/16	4,390
3,554	Series 2012-2, Class A3, 0.740%, 04/15/16	3,574
1,791	Series 2012-2, Class A4, 1.000%, 10/17/16	1,808
7,992	Series 2012-3, Class A4, 1.060%, 02/15/17	8,083
7,846	Series 2012-4, Class A3, 0.590%, 01/17/17	7,870
1,671	Series 2012-4, Class A4, 0.800%, 10/16/17	1,677
	American Credit Acceptance Receivables Trust,
3,200	Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	3,204
22,500	Series 2012-2, Class A, 1.890%, 07/15/16	22,562
	AmeriCredit Automobile Receivables Trust,
5,383	Series 2010-3, Class A3, 1.140%, 04/08/15	5,396
4,957	Series 2010-A, Class A3, 3.510%, 07/06/17	5,088
1,849	Series 2010-B, Class A3, 2.490%, 11/06/17	1,883
180	Series 2011-1, Class A2, 0.840%, 06/09/14	180
8,245	Series 2011-1, Class A3, 1.390%, 09/08/15	8,288
3,599	Series 2011-3, Class A3, 1.170%, 01/08/16	3,617
9,214	Series 2011-4, Class A3, 1.170%, 05/09/16	9,274
14,753	Series 2011-5, Class A3, 1.550%, 07/08/16	14,991
5,327	Series 2012-1, Class A2, 0.910%, 10/08/15	5,341
2,277	Series 2012-1, Class A3, 1.230%, 09/08/16	2,303

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,073	Series 2012-2, Class A3, 1.050%, 10/11/16	3,100
6,295	Series 2012-3, Class A3, 0.960%, 01/09/17	6,345
80	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.361%, 08/25/32	52
	Bank of America Auto Trust,
10,779	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	10,862
13,321	Series 2009-2A, Class A4, 3.030%, 10/15/16 (e)	13,430
3,560	Series 2009-3A, Class A4, 2.670%, 12/15/16 (e)	3,597
466	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	467
4,120	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,159
1,182	Series 2010-2, Class A3, 1.310%, 07/15/14	1,184
5,100	Series 2010-2, Class A4, 1.940%, 06/15/17	5,170
4,273	Series 2012-1, Class A3, 0.780%, 06/15/16	4,294
	Bear Stearns Asset-Backed Securities Trust,
739	Series 2003-SD2, Class 2A, VAR, 2.981%, 06/25/43	741
782	Series 2006-SD1, Class A, VAR, 0.605%, 04/25/36	663
3,111	BMW Vehicle Lease Trust, Series 2012-1, Class A3, 0.750%, 02/20/15	3,124
16,600	Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	16,978
	CarMax Auto Owner Trust,
1,075	Series 2010-1, Class A3, 1.560%, 07/15/14	1,077
6,895	Series 2010-1, Class A4, 2.400%, 04/15/15	7,011
6,626	Series 2010-2, Class A3, 1.410%, 02/16/15	6,656
27,905	Series 2010-3, Class A4, 1.410%, 02/16/16	28,287
3,082	Series 2011-1, Class A3, 1.290%, 09/15/15	3,100
8,900	Series 2011-1, Class A4, 2.160%, 09/15/16	9,168
1,736	Series 2011-2, Class A4, 1.350%, 02/15/17	1,766
9,788	Series 2011-3, Class A3, 1.070%, 06/15/16	9,866
9,144	Series 2012-1, Class A3, 0.890%, 09/15/16	9,201
10,000	Series 2012-1, Class A4, 1.250%, 06/15/17	10,175
1,913	CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.090%, 01/15/15 (e)	1,913
4,703	Centex Home Equity, Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	4,625
	Chrysler Financial Auto Securitization Trust,
821	Series 2009-A, Class A3, 2.820%, 01/15/16	822
1,802	Series 2010-A, Class A3, 0.910%, 08/08/13	1,803
5,450	Series 2010-A, Class B, 1.650%, 11/08/13	5,462

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	217

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
2,500	Citibank Credit Card Issuance Trust, Series 2008-A5, Class A5, 4.850%, 04/22/15	2,572
	CitiFinancial Auto Issuance Trust,
2,585	Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	2,588
18,780	Series 2009-1, Class A4, 3.150%, 08/15/16 (e)	18,962
	CNH Equipment Trust,
108	Series 2010-A, Class A3, 1.540%, 07/15/14	108
3,575	Series 2011-B, Class A4, 1.290%, 09/15/17	3,605
7,531	Series 2012-A, Class A3, 0.940%, 05/15/17	7,592
2,729	Series 2012-B, Class A3, 0.860%, 09/15/17	2,743
	Countrywide Asset-Backed Certificates,
1,581	Series 2004-6, Class M1, VAR, 0.835%, 10/25/34	1,219
2,032	Series 2005-6, Class M1, VAR, 0.726%, 12/25/35	1,996
	CPS Auto Trust,
4,252	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	4,262
15,509	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	15,560
3,636	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	3,658
1,221	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.546%, 11/25/35	1,147
109	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	107
	Discover Card Master Trust,
1,255	Series 2008-A4, Class A4, 5.650%, 12/15/15	1,307
7,405	Series 2012-A1, Class A1, 0.810%, 08/15/17	7,465
10,873	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15	10,876
	Ford Credit Auto Owner Trust,
12,461	Series 2009-A, Class A4, 6.070%, 05/15/14	12,669
5,384	Series 2009-B, Class A4, 4.500%, 07/15/14	5,469
141	Series 2009-D, Class A3, 2.170%, 10/15/13	141
775	Series 2009-E, Class A3, 1.510%, 01/15/14	776
356	Series 2010-B, Class A3, 0.980%, 10/15/14	357
5,250	Series 2010-B, Class A4, 1.580%, 09/15/15	5,326
5,394	Series 2011-B, Class A3, 0.840%, 06/15/15	5,415
10,500	Series 2011-B, Class A4, 1.350%, 12/15/16	10,675
7,364	Series 2012-A, Class A3, 0.840%, 08/15/16	7,407
10,870	Series 2012-B, Class A3, 0.720%, 12/15/16	10,918

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

9,620	GE Capital Credit Card Master Note Trust, Series 2009-4, Class A, 3.800%, 11/15/17	10,297
101	GSAA Trust, Series 2006-3, Class A1, VAR, 0.316%, 03/25/36	52
	Harley-Davidson Motorcycle Trust,
784	Series 2009-1, Class A4, 4.550%, 01/15/17	785
3,000	Series 2011-1, Class A3, 0.960%, 05/16/16	3,011
	Honda Auto Receivables Owner Trust,
1,135	Series 2009-3, Class A4, 3.300%, 09/15/15	1,140
855	Series 2010-1, Class A3, 1.250%, 10/21/13	856
4,270	Series 2012-1, Class A3, 0.770%, 01/15/16	4,293
2,747	Series 2012-1, Class A4, 0.970%, 04/16/18	2,779
5,265	Series 2012-2, Class A3, 0.700%, 02/16/16	5,300
	HSBC Home Equity Loan Trust,
8,519	Series 2005-2, Class A1, VAR, 0.507%, 01/20/35	8,063
9,979	Series 2005-2, Class M1, VAR, 0.697%, 01/20/35	9,215
4,630	Series 2005-2, Class M2, VAR, 0.727%, 01/20/35	4,161
6,841	Series 2006-1, Class A1, VAR, 0.397%, 01/20/36	6,489
7,207	Series 2006-2, Class A1, VAR, 0.387%, 03/20/36	6,857
11,989	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	12,134
6,596	Series 2006-4, Class A3F, SUB, 5.300%, 03/20/36	6,738
4,339	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	4,367
2,711	Series 2007-2, Class A2F, SUB, 5.690%, 07/20/36	2,722
7,078	Series 2007-3, Class APT, VAR, 1.437%, 11/20/36	6,785
	Huntington Auto Trust,
9,608	Series 2012-1, Class A3, 0.810%, 09/15/16	9,656
3,840	Series 2012-1, Class A4, 1.180%, 06/15/17	3,898
	Hyundai Auto Receivables Trust,
330	Series 2010-A, Class A3, 1.500%, 10/15/14	331
2,885	Series 2010-B, Class A3, 0.970%, 04/15/15	2,895
34,640	Series 2010-B, Class A4, 1.630%, 03/15/17	35,393
2,395	Series 2011-A, Class A3, 1.160%, 04/15/15	2,407
9,185	Series 2011-A, Class A4, 1.780%, 12/15/15	9,382
1,522	Series 2011-B, Class A3, 1.040%, 09/15/15	1,531
1,422	Series 2011-B, Class A4, 1.650%, 02/15/17	1,454
11,770	Series 2012-A, Class A3, 0.720%, 03/15/16	11,813
5,436	Series 2012-A, Class A4, 0.950%, 12/15/16	5,495

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
6,440	Series 2012-B, Class A3, 0.620%, 09/15/16	6,457
4,800	Series 2012-B, Class A4, 0.810%, 03/15/18	4,820
	John Deere Owner Trust,
7,660	Series 2012-A, Class A3, 0.750%, 03/15/16	7,687
1,909	Series 2012-A, Class A4, 0.990%, 06/15/18	1,930
1,455	Series 2012-B, Class A3, 0.530%, 07/15/16	1,455
2,833	Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.420%, 08/15/14	2,845
1,118	Mid-State Trust, Series 6, Class A1, 7.340%, 07/01/35	1,162
856	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 2.485%, 03/25/33	479
954	MSDWCC Heloc Trust, Series 2007-1, Class A, VAR, 0.335%, 12/25/31	744
12,560	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.591%, 12/07/20	12,604
	Nissan Auto Receivables Owner Trust,
3,656	Series 2010-A, Class A3, 0.870%, 07/15/14	3,664
1,500	Series 2010-A, Class A4, 1.310%, 09/15/16	1,515
4,978	Series 2012-A, Class A3, 0.730%, 05/16/16	5,028
1,798	Series 2012-A, Class A4, 1.000%, 07/16/18	1,832
37	RASC Trust, Series 2001-KS1, Class AI6, 6.349%, 03/25/32	34
13	Residential Funding Mortgage Securities II Home Loan Trust, Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	13
9,335	Resort Finance Timeshare Receivables Trust, Series 2012-1, Class A1, SUB, 8.290%, 07/05/18 (f) (i)	9,335
	Santander Drive Auto Receivables Trust,
10,471	Series 2010-3, Class A3, 1.200%, 06/16/14	10,478
2,370	Series 2010-A, Class A3, 1.830%, 11/17/14 (e)	2,390
7,758	Series 2010-A, Class A4, 2.390%, 06/15/17 (e)	7,964
1,482	Series 2011-1, Class A3, 1.280%, 01/15/15	1,491
2,101	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	2,112
6,875	Series 2011-S2A, Class C, 2.860%, 06/15/17 (e)	6,901
6,421	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	6,433
6,113	Series 2012-1, Class A2, 1.250%, 04/15/15	6,140
6,911	Series 2012-2, Class A2, 0.910%, 05/15/15	6,933
18,652	Series 2012-2, Class A3, 1.220%, 12/15/15	18,807
1,668	Series 2012-3, Class A3, 1.080%, 04/15/16	1,679
2,205	Series 2012-5, Class A2, 0.570%, 12/15/15	2,207
2,400	Series 2012-5, Class A3, 0.830%, 12/15/16	2,412

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,933	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 06/15/16 (e)	5,942
6,689	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.506%, 06/25/35	6,596
	Toyota Auto Receivables Owner Trust,
4,184	Series 2010-C, Class A3, 0.770%, 04/15/14	4,189
8,300	Series 2011-A, Class A4, 1.560%, 05/15/15	8,432
4,576	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.639%, 10/15/15 (e)	4,648
1,454	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.530%, 07/15/15	1,468
4,675	Volkswagen Auto Lease Trust, Series 2012-A, Class A3, 0.870%, 07/20/15	4,704
8,936	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A3, 0.850%, 08/22/16	8,994
13,693	VOLT LLC, Series 2012-1A, Class A1, SUB, 4.949%, 04/25/17 (e) (f) (i)	13,693
	World Omni Auto Receivables Trust,
415	Series 2008-B, Class A4, 5.580%, 04/15/14	417
198	Series 2010-A, Class A3, 1.340%, 12/16/13	198
11,865	Series 2010-A, Class A4, 2.210%, 05/15/15	12,013
5,558	Series 2012-A, Class A3, 0.640%, 02/15/17	5,584
4,750	Series 2012-A, Class A4, 0.850%, 08/15/18	4,776
3,598	World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/15	3,612

	Total Asset-Backed Securities (Cost $921,942)	931,059

Collateralized Mortgage Obligations — 9.4%
	Agency CMO — 7.0%
	Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
1,115	Series 31, Class Z, 8.000%, 04/25/24	1,283
157	Series 56, Class Z, 7.500%, 09/20/26	184
	Federal Home Loan Mortgage Corp. REMICS,
11	Series 2, Class Z, 9.300%, 03/15/19	12
6	Series 12, Class A, 9.250%, 11/15/19	7
15	Series 16, Class D, 10.000%, 10/15/19	16
25	Series 17, Class I, 9.900%, 10/15/19	30
44	Series 23, Class F, 9.600%, 04/15/20	49
17	Series 26, Class F, 9.500%, 02/15/20	19
3	Series 81, Class A, 8.125%, 11/15/20	3
18	Series 85, Class C, 8.600%, 01/15/21	20
15	Series 99, Class Z, 9.500%, 01/15/21	17
3	Series 159, Class H, 4.500%, 09/15/21	3
4	Series 189, Class D, 6.500%, 10/15/21	5

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	219

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
4		Series 1053, Class G, 7.000%, 03/15/21	5
10		Series 1056, Class KZ, 6.500%, 03/15/21	11
5		Series 1074, Class H, 8.500%, 05/15/21	6
17		Series 1082, Class C, 9.000%, 05/15/21	18
7		Series 1087, Class I, 8.500%, 06/15/21	8
22		Series 1125, Class Z, 8.250%, 08/15/21	25
20		Series 1142, Class IA, 7.000%, 10/15/21	23
3		Series 1169, Class G, 7.000%, 11/15/21	3
37		Series 1343, Class LA, 8.000%, 08/15/22	45
9		Series 1424, Class F, VAR, 1.666%, 11/15/22	9
202		Series 1480, Class LZ, 7.500%, 03/15/23	233
499		Series 1560, Class Z, 7.000%, 08/15/23	574
17		Series 1641, Class FA, VAR, 1.200%, 12/15/13	17
139		Series 1754, Class Z, 8.500%, 09/15/24	157
334		Series 1779, Class Z, 8.500%, 04/15/25	388
6		Series 1807, Class G, 9.000%, 10/15/20	7
838		Series 1888, Class Z, 7.000%, 08/15/26	974
869		Series 2358, Class PD, 6.000%, 09/15/16	926
1,165		Series 2363, Class PF, 6.000%, 09/15/16	1,241
530		Series 2390, Class CH, 5.500%, 12/15/16	564
1,218		Series 2418, Class MF, 6.000%, 02/15/22	1,327
243		Series 2425, Class JH, 6.000%, 03/15/17	262
913		Series 2453, Class BD, 6.000%, 05/15/17	981
610		Series 2458, Class OE, 6.000%, 06/15/17	655
429		Series 2496, Class BK, 5.500%, 09/15/17	460
324		Series 2503, Class TG, 5.500%, 09/15/17	348
349		Series 2508, Class AQ, 5.500%, 10/15/17	375
1,451		Series 2513, Class DB, 5.000%, 10/15/17	1,553
4,055		Series 2542, Class ES, 5.000%, 12/15/17	4,347
3,793		Series 2546, Class C, 5.000%, 12/15/17	4,066
1,309		Series 2561, Class UE, 5.500%, 06/15/22	1,338
127		Series 2575, Class KA, 5.000%, 11/15/17	130
7,158		Series 2600, Class MD, 5.500%, 06/15/32	7,424
701		Series 2617, Class VN, 5.500%, 04/15/14	708
2,244		Series 2635, Class MS, IF, IO, 7.511%, 02/15/18	170
5,458		Series 2638, Class JG, 5.000%, 02/15/33	5,879
10,887		Series 2638, Class MH, 5.000%, 04/15/32	11,332
1,235		Series 2641, Class KJ, 4.000%, 01/15/18	1,260
350		Series 2643, Class ME, 3.500%, 03/15/18	359
320		Series 2666, Class OC, 5.500%, 01/15/22	326

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
13,800	Series 2682, Class JG, 4.500%, 10/15/23	14,973
1,269	Series 2692, Class QD, 5.000%, 12/15/22	1,335
9,990	Series 2707, Class PE, 5.000%, 11/15/18	10,775
13,804	Series 2707, Class XE, 5.000%, 12/15/22	14,511
34,576	Series 2750, Class DE, 4.500%, 02/15/19	36,907
106	Series 2755, Class PA, PO, 02/15/29	105
3,860	Series 2761, Class CB, 4.000%, 03/15/19	4,122
1,191	Series 2763, Class PD, 4.500%, 12/15/17	1,204
231	Series 2765, Class CA, 4.000%, 07/15/17	232
3,500	Series 2773, Class OB, 5.000%, 02/15/19	3,736
55	Series 2780, Class YP, 7.500%, 08/15/18	55
61	Series 2782, Class HE, 4.000%, 09/15/17	62
534	Series 2812, Class AB, 4.500%, 10/15/18	543
388	Series 2825, Class VP, 5.500%, 06/15/15	407
1,873	Series 2836, Class PX, 4.000%, 05/15/18	1,908
16,891	Series 2843, Class BC, 5.000%, 08/15/19	18,415
1,843	Series 2859, Class SA, IF, IO, 7.010%, 11/15/18	64
4,573	Series 2864, Class NB, 5.500%, 07/15/33	5,143
1,154	Series 2875, Class HA, 4.000%, 11/15/18	1,175
686	Series 2924, Class DA, 4.500%, 02/15/19	700
201	Series 2927, Class YN, 4.500%, 10/15/32	209
1,301	Series 2928, Class ND, 5.000%, 10/15/30	1,301
270	Series 2962, Class WJ, 5.500%, 06/15/24	275
8,696	Series 2988, Class TY, 5.500%, 06/15/25	9,657
11,662	Series 2989, Class MU, IF, IO, 6.761%, 07/15/34	2,473
16,995	Series 2989, Class TG, 5.000%, 06/15/25	18,588
53	Series 2993, Class MN, 5.000%, 06/15/23	53
1,134	Series 2995, Class FT, VAR, 0.489%, 05/15/29	1,134
278	Series 3001, Class YN, 4.500%, 06/15/33	291
2,449	Series 3002, Class BN, 5.000%, 07/15/35	2,736
7,375	Series 3005, Class ED, 5.000%, 07/15/25	8,288
438	Series 3005, Class PV, IF, 12.352%, 10/15/33	521
229	Series 3047, Class OB, 5.500%, 12/15/33	238
3,008	Series 3080, Class TZ, 5.500%, 02/15/33	3,021
5,668	Series 3305, Class IW, IF, IO, 6.210%, 04/15/37	726
194	Series 3363, Class A, 5.000%, 07/15/16	196
36,835	Series 3420, Class EI, IO, SUB, 1.120%, 08/15/37	1,054
8,930	Series 3429, Class S, IF, IO, 6.581%, 03/15/38	1,342

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,862	Series 3546, Class A, VAR, 4.065%, 02/15/39	4,118
15,436	Series 3562, Class KA, 4.000%, 11/15/22	15,853
2,641	Series 3564, Class JA, 4.000%, 01/15/18	2,783
6,156	Series 3572, Class JS, IF, IO, 6.560%, 09/15/39	1,115
14,311	Series 3609, Class SA, IF, IO, 6.100%, 12/15/39	3,502
47,497	Series 3747, Class HI, IO, 4.500%, 07/15/37	5,393
13,022	Series 3784, Class S, IF, IO, 6.361%, 07/15/23	1,768
20,945	Series 3855, Class AM, 6.500%, 11/15/36	24,066
352	Series R008, Class FK, VAR, 0.640%, 07/15/23	352
31	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.465%, 09/25/29	32
	Federal National Mortgage Association - ACES,
9,836	Series 2011-M2, Class A1, 2.019%, 07/25/21	10,156
32,027	Series 2012-M8, Class A1, 1.166%, 12/25/19	32,486
	Federal National Mortgage Association REMICS,
12	Series 1988-7, Class Z, 9.250%, 04/25/18	13
15	Series 1988-13, Class C, 9.300%, 05/25/18	17
11	Series 1988-15, Class A, 9.000%, 06/25/18	13
12	Series 1988-16, Class B, 9.500%, 06/25/18	13
10	Series 1989-2, Class D, 8.800%, 01/25/19	11
30	Series 1989-27, Class Y, 6.900%, 06/25/19	32
8	Series 1989-54, Class E, 8.400%, 08/25/19	9
8	Series 1989-66, Class J, 7.000%, 09/25/19	9
5	Series 1989-70, Class G, 8.000%, 10/25/19	6
96	Series 1989-72, Class E, 9.350%, 10/25/19	110
12	Series 1989-89, Class H, 9.000%, 11/25/19	13
5	Series 1989-96, Class H, 9.000%, 12/25/19	5
9	Series 1990-7, Class B, 8.500%, 01/25/20	11
7	Series 1990-12, Class G, 4.500%, 02/25/20	7
114	Series 1990-19, Class G, 9.750%, 02/25/20	128
29	Series 1990-58, Class J, 7.000%, 05/25/20	32
29	Series 1990-61, Class H, 7.000%, 06/25/20	32
14	Series 1990-106, Class J, 8.500%, 09/25/20	16
7	Series 1990-109, Class J, 7.000%, 09/25/20	7
16	Series 1990-111, Class Z, 8.750%, 09/25/20	18
8	Series 1990-117, Class E, 8.950%, 10/25/20	9
9	Series 1990-123, Class G, 7.000%, 10/25/20	11

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
9	Series 1990-132, Class Z, 7.000%, 11/25/20	11
277	Series 1990-137, Class X, 9.000%, 12/25/20	320
3	Series 1991-53, Class J, 7.000%, 05/25/21	3
17	Series 1991-130, Class C, 9.000%, 09/25/21	20
2	Series 1992-96, Class B, PO, 05/25/22	2
1,765	Series 1992-131, Class KB, 8.000%, 08/25/22	2,037
1,691	Series 1992-185, Class L, 8.000%, 10/25/22	2,004
6	Series 1993-165, Class SN, IF, 11.471%, 09/25/23	7
45	Series 1993-235, Class G, PO, 09/25/23	40
3,128	Series 1994-15, Class ZK, 5.500%, 02/25/24	3,462
5,824	Series 1994-43, Class PK, 6.350%, 02/25/24	6,399
4,878	Series 1999-6, Class PB, 6.000%, 03/25/19	5,327
19,133	Series 2001-81, Class HE, 6.500%, 01/25/32	21,722
1,034	Series 2002-2, Class MG, 6.000%, 02/25/17	1,107
533	Series 2002-3, Class OG, 6.000%, 02/25/17	568
976	Series 2002-28, Class LD, 6.000%, 05/25/17	1,041
549	Series 2002-58, Class HC, 5.500%, 09/25/17	582
1,114	Series 2002-59, Class UC, 5.500%, 09/25/17	1,194
340	Series 2002-63, Class KC, 5.000%, 10/25/17	363
19,568	Series 2002-64, Class PG, 5.500%, 10/25/32	21,718
2,273	Series 2003-5, Class SE, IF, IO, 7.414%, 08/25/22	92
1,614	Series 2003-16, Class LJ, 5.000%, 03/25/18	1,732
5,849	Series 2003-23, Class PG, 5.500%, 01/25/32	5,925
14,483	Series 2003-24, Class PD, 5.000%, 04/25/18	15,562
1,613	Series 2003-42, Class CI, IO, 6.500%, 05/25/33	373
2,291	Series 2003-49, Class IO, IO, 6.500%, 06/25/33	529
3,415	Series 2003-57, Class IB, IO, 5.000%, 06/25/18	289
3,412	Series 2003-69, Class GI, IO, 5.000%, 12/25/31	120
3,891	Series 2003-89, Class DC, 5.000%, 12/25/32	4,096
2,190	Series 2003-92, Class HP, 4.500%, 09/25/18	2,354
3,221	Series 2003-129, Class ME, 5.000%, 08/25/23	3,442
7,970	Series 2004-53, Class P, 5.500%, 07/25/33	8,408

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	221

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,168	Series 2004-60, Class PA, 5.500%, 04/25/34	5,576
2,399	Series 2004-65, Class EJ, 5.000%, 05/25/23	2,446
1,027	Series 2004-72, Class F, VAR, 0.735%, 09/25/34	1,033
239	Series 2004-101, Class AR, 5.500%, 01/25/35	268
11,171	Series 2005-19, Class PA, 5.500%, 07/25/34	12,478
245	Series 2005-27, Class TH, 5.500%, 07/25/31	247
2,768	Series 2005-29, Class QD, 5.000%, 08/25/33	2,916
3,590	Series 2005-38, Class FK, VAR, 0.536%, 05/25/35	3,599
106	Series 2005-40, Class YA, 5.000%, 09/25/20	107
328	Series 2005-84, Class MB, 5.750%, 10/25/35	370
22,901	Series 2005-100, Class GC, 5.000%, 12/25/34	23,877
4,896	Series 2006-22, Class DV, 5.500%, 03/25/17	4,965
1,033	Series 2006-39, Class WB, 5.500%, 10/25/30	1,044
3,979	Series 2006-58, Class ST, IF, IO, 6.914%, 07/25/36	992
7,194	Series 2006-122, Class A, 6.000%, 05/25/25	7,301
859	Series 2007-16, Class FC, VAR, 0.985%, 03/25/37	863
1,763	Series 2007-22, Class SC, IF, IO, 5.844%, 03/25/37	236
13,130	Series 2007-33, Class MS, IF, IO, 6.355%, 04/25/37	2,169
2,820	Series 2007-54, Class FA, VAR, 0.635%, 06/25/37	2,830
2,513	Series 2007-76, Class DB, 6.000%, 05/25/33	2,606
14,468	Series 2007-85, Class SH, IF, IO, 6.265%, 09/25/37	2,316
9,700	Series 2007-95, Class A1, VAR, 0.485%, 08/27/36	9,631
2,478	Series 2007-106, Class A7, VAR, 5.952%, 10/25/37	2,771
3,608	Series 2008-18, Class SE, IF, IO, 6.035%, 03/25/38	467
1,006	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	116
1,963	Series 2008-77, Class VA, 6.000%, 07/25/19	2,143

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
7,792	Series 2008-81, Class KA, 5.000%, 10/25/22	8,123
6,554	Series 2008-93, Class AM, 5.500%, 06/25/37	7,117
16,766	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	1,355
12,662	Series 2009-15, Class AC, 5.500%, 03/25/29	14,021
5,701	Series 2009-29, Class LA, VAR, 3.682%, 05/25/39	5,609
6,703	Series 2009-62, Class HJ, 6.000%, 05/25/39	7,360
33,974	Series 2009-70, Class IN, IO, 4.500%, 08/25/19	2,614
8,200	Series 2009-108, Class VN, 5.000%, 09/25/39	8,808
48,773	Series 2009-112, Class SW, IF, IO, 6.014%, 01/25/40	5,939
1,321	Series 2010-9, Class PA, 4.500%, 10/25/39	1,325
7,950	Series 2010-19, Class VA, 5.000%, 02/25/21	8,499
8,413	Series 2010-28, Class NK, 5.000%, 10/25/38	8,863
5,168	Series 2010-58, Class MA, 5.500%, 12/25/38	5,511
10,909	Series 2010-60, Class IO, IO, 4.000%, 06/25/20	767
13,197	Series 2010-64, Class DM, 5.000%, 06/25/40	14,210
8,167	Series 2010-64, Class EH, 5.000%, 10/25/35	8,584
18,393	Series 2010-111, Class AE, 5.500%, 04/25/38	19,577
47,221	Series 2010-126, Class LI, IO, 4.000%, 11/25/40	5,415
61,874	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	7,934
13	Series G-11, Class Z, 8.500%, 05/25/21	15
5	Series G-22, Class ZT, 8.000%, 12/25/16	5
809	Series G92-19, Class M, 8.500%, 04/25/22	951
26	Series G92-35, Class E, 7.500%, 07/25/22	29
800	Series G92-35, Class EA, 8.000%, 07/25/22	901
12	Series G92-40, Class ZC, 7.000%, 07/25/22	13
89	Series G92-44, Class ZQ, 8.000%, 07/25/22	100
28	Series G92-54, Class ZQ, 7.500%, 09/25/22	31
4,154	Series G92-64, Class J, 8.000%, 11/25/22	4,967
1,695	Series G92-66, Class K, 8.000%, 12/25/22	1,949
1,571	Series G94-6, Class PJ, 8.000%, 05/17/24	1,802
	Federal National Mortgage Association STRIPS,
55	Series 108, Class 1, PO, 03/01/20	54

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2	Series 268, Class 2, IO, 9.000%, 02/01/23	—	(h)
1,379	Series 334, Class 13, IO, VAR, 6.000%, 03/01/33	254
1,301	Series 334, Class 17, IO, VAR, 6.500%, 02/01/33	229
1,361	Series 334, Class 24, IO, VAR, 5.000%, 02/01/18	114
2,827	Series 334, Class 9, IO, 6.000%, 03/01/33	569
8,090	Series 343, Class 21, IO, 4.000%, 09/01/18	497
2,946	Series 345, Class 22, IO, VAR, 4.500%, 05/01/20	237
1,580	Series 351, Class 28, IO, VAR, 5.000%, 04/01/19	157
1,181	Series 356, Class 16, IO, VAR, 5.500%, 06/01/35	173
1,187	Series 359, Class 16, IO, VAR, 5.500%, 10/01/35	172
1,521	Series 369, Class 19, IO, VAR, 6.000%, 10/01/36	240
888	Series 369, Class 26, IO, VAR, 6.500%, 10/01/36	175
4,218	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	766
6,036	Series 394, Class C3, IO, 6.500%, 09/25/38	1,001
	Federal National Mortgage Association Whole Loan,
2	Series 1995-W3, Class A, 9.000%, 04/25/25	2
12,014	Series 2007-W1, Class 1AF1, VAR, 0.496%, 11/25/46	11,947
	Government National Mortgage Association,
91	Series 1997-12, Class D, 7.500%, 09/20/27	105
12,800	Series 2004-32, Class VH, 5.000%, 04/20/22	13,656
1,602	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	230
25,776	Series 2006-23, Class S, IF, IO, 6.263%, 01/20/36	2,967
44,418	Series 2006-26, Class S, IF, IO, 6.263%, 06/20/36	6,727
26,130	Series 2007-16, Class KU, IF, IO, 6.413%, 04/20/37	4,308
7,992	Series 2008-75, Class SP, IF, IO, 7.233%, 08/20/38	1,425
11,184	Series 2009-14, Class KS, IF, IO, 6.063%, 03/20/39	1,710
3,062	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	592

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
26,976	Series 2009-14, Class SA, IF, IO, 5.843%, 03/20/39	4,357
5,000	Series 2009-45, Class PB, 4.500%, 07/16/33	5,309
9,600	Series 2009-61, Class PD, 5.000%, 03/16/38	10,689
31,047	Series 2009-106, Class XL, IF, IO, 6.513%, 06/20/37	4,535
3,179	Series 2010-14, Class QP, 6.000%, 12/20/39	3,468
23,100	Series 2011-48, Class QA, 5.000%, 08/16/39	25,087
	NCUA Guaranteed Notes,
25,410	Series 2010-C1, Class A1, 1.600%, 10/29/20	25,775
17,458	Series 2010-R3, Class 1A, VAR, 0.804%, 12/08/20	17,563
8,871	Series 2010-R3, Class 3A, 2.400%, 12/08/20	9,084
15	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	17

		831,605

	Non-Agency CMO — 2.4%
1,238	ABN Amro Mortgage Corp., Series 2003-9, Class A1, 4.500%, 08/25/18	1,265
20,000	American General Mortgage Loan Trust, Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	20,070
	Banc of America Mortgage Securities, Inc.,
3,581	Series 2004-4, Class 4A1, 4.750%, 05/25/19	3,691
5,478	Series 2004-5, Class 4A1, 4.750%, 06/25/19	5,657
8,232	Series 2005-1, Class 2A1, 5.000%, 02/25/20	8,720
	BCAP LLC Trust,
4,867	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	5,042
2,738	Series 2010-RR10, Class 3A5, VAR, 4.500%, 11/26/35 (e)	2,780
2,914	Series 2010-RR10, Class 4A5, VAR, 1.730%, 09/26/37 (e)	2,902
4,348	Series 2010-RR4, Class 5A7, VAR, 0.556%, 05/26/37 (e)	4,212
2,741	Series 2010-RR6, Class 23A7, VAR, 0.446%, 06/26/37 (e)	2,680
5,805	Series 2010-RR6, Class 8A6, VAR, 5.500%, 08/26/36 (e)	6,184
15,994	Series 2010-RR9, Class 1A3, VAR, 3.082%, 08/28/37 (e)	16,254

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	223

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
7,373	Series 2011-RR2, Class 3A3, VAR, 3.031%, 11/21/35 (e)	7,361
267	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 2.713%, 10/25/33	267
	Chase Mortgage Finance Corp.,
2,671	Series 2003-S10, Class A1, 4.750%, 11/25/18	2,754
1,076	Series 2003-S13, Class A2, 5.000%, 11/25/33	1,134
1,762	Citicorp Mortgage Securities, Inc., Series 2006-1, Class 2A1, 5.000%, 02/25/21	1,848
	Citigroup Mortgage Loan Trust, Inc.,
1,248	Series 2003-UP3, Class A1, 7.000%, 09/25/33	1,295
2,946	Series 2004-UST1, Class A6, VAR, 5.060%, 08/25/34	3,019
7,133	Series 2008-AR4, Class 1A1A, VAR, 3.040%, 11/25/38 (e)	7,137
16,827	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	17,482
170	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	176
	Countrywide Home Loan Mortgage Pass-Through Trust,
96	Series 2003-34, Class A6, 5.250%, 09/25/33	96
2,796	Series 2003-J15, Class 3A1, 5.000%, 01/25/19	2,900
797	Series 2004-8, Class 2A1, 4.500%, 06/25/19	811
	Credit Suisse Mortgage Capital Certificates,
937	Series 2007-5, Class 5A5, VAR, 5.335%, 12/25/14	934
5,228	Series 2010-1R, Class 9A1, VAR, 3.278%, 06/27/37 (e)	5,333
6,156	Series 2011-7R, Class A1, VAR, 1.485%, 08/28/47 (e)	6,053
	CS First Boston Mortgage Securities Corp.,
774	Series 2003-17, Class 2A6, 3.500%, 07/25/18	778
2,756	Series 2003-23, Class 8A1, 5.000%, 09/25/18	2,828
3,355	Series 2004-8, Class 6A1, 4.500%, 12/25/19	3,481
	First Horizon Asset Securities, Inc.,
3,726	Series 2003-8, Class 2A1, 4.500%, 09/25/18	3,795

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
2,511	Series 2004-7, Class 2A1, 4.750%, 12/25/19	2,536
5,852	GMAC Mortgage Corp. Loan Trust, Series 2003-AR1, Class A4, VAR, 3.136%, 10/19/33	6,012
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.596%, 02/25/35	2,685
	JP Morgan Mortgage Trust,
6,293	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	6,395
7,583	Series 2006-A2, Class 4A1, VAR, 3.014%, 08/25/34	7,622
8	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	9
1,186	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6, VAR, 2.623%, 11/21/34	1,208
	MASTR Alternative Loans Trust,
242	Series 2004-8, Class 6A1, 5.500%, 09/25/19	247
3,657	Series 2004-8, Class 7A1, 5.000%, 09/25/19	3,819
	MASTR Asset Securitization Trust,
902	Series 2002-7, Class 1A1, 5.500%, 11/25/17	936
2,351	Series 2003-2, Class 1A1, 5.000%, 03/25/18	2,421
1,294	Series 2003-11, Class 10A1, 5.000%, 12/25/18	1,342
3,263	Series 2004-6, Class 6A1, 4.500%, 07/25/19	3,313
5	Merrill Lynch Trust, Series 44, Class G, 9.000%, 08/20/20	5
368	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	379
	Nomura Asset Acceptance Corp.,
1,431	Series 2005-AR1, Class 1A1, VAR, 2.828%, 02/25/35	1,402
721	Series 2005-AR2, Class 3A1, VAR, 0.485%, 05/25/35	685
2,346	Series 2005-AR6, Class 4A1, VAR, 0.496%, 12/25/35	1,138
4	Paine Webber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	4
5,172	Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	5,134

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	RALI Trust,
143	Series 2003-QR24, Class A7, 4.000%, 07/25/33	141
2,120	Series 2003-QS1, Class A6, 4.250%, 01/25/33	2,151
262	RAMP Trust, Series 2004-SL1, Class A5, 6.000%, 11/25/31	261
7,555	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	7,585
9,207	Springleaf Mortgage Loan Trust, Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	9,207
2,207	Structured Asset Securities Corp., Series 2003-8, Class 1A2, 5.000%, 04/25/18	2,261
4,800	WaMu Mortgage Pass-Through Certificates, Series 2003-S10, Class A4, 4.500%, 10/25/18	4,985
11,826	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	11,891
	Wells Fargo Mortgage-Backed Securities Trust,
3,595	Series 2003-10, Class A1, 4.500%, 09/25/18	3,706
3,739	Series 2003-11, Class 2A1, 4.750%, 10/25/18	3,859
3,255	Series 2003-12, Class A1, 4.750%, 11/25/18	3,372
3,750	Series 2003-12, Class A2, 4.500%, 11/25/18	3,867
341	Series 2003-12, Class A3, 5.000%, 11/25/18	355
2,798	Series 2003-15, Class 1A1, 4.750%, 12/25/18	2,897
4,075	Series 2003-16, Class 2A1, 4.500%, 12/25/18	4,194
2,761	Series 2003-K, Class 1A1, VAR, 4.444%, 11/25/33	2,828
44	Series 2003-K, Class 1A2, VAR, 4.444%, 11/25/33	45
6,772	Series 2003-M, Class A1, VAR, 4.695%, 12/25/33	6,935
2,899	Series 2004-7, Class 2A1, 4.500%, 07/25/19	2,970
2,196	Series 2004-EE, Class 2A2, VAR, 2.615%, 12/25/34	2,254
2,849	Series 2004-EE, Class 3A2, VAR, 2.949%, 12/25/34	2,956
4,600	Series 2004-O, Class A1, VAR, 4.915%, 08/25/34	4,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
5,886	Series 2005-1, Class 1A1, 4.750%, 01/25/20	6,205
5,259	Series 2005-13, Class A1, 5.000%, 11/25/20	5,566

		291,522

	Total Collateralized Mortgage Obligations (Cost $1,104,243)	1,123,127

Commercial Mortgage-Backed Securities — 4.0%
9,741	A10 Securitization LLC, Series 2012-1, Class A, 3.492%, 04/15/24 (e)	9,792
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
6,500	Series 2004-3, Class D, VAR, 5.791%, 06/10/39	6,470
4,355	Series 2005-6, Class B, VAR, 5.366%, 09/10/47	4,319
15,894	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	18,209
12,666	Series 2006-5, Class A4, 5.414%, 09/10/47	14,340
	Bear Stearns Commercial Mortgage Securities,
32,335	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	34,551
2,825	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	3,080
954	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class F, 5.440%, 09/15/30 (e)	978
	Commercial Mortgage Asset Trust,
1,134	Series 1999-C1, Class A4, VAR, 6.975%, 01/17/32	1,155
6,000	Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	6,172
15,000	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class B, VAR, 5.105%, 05/10/43	15,627
15,315	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, VAR, 5.852%, 03/15/39	17,081
	CS First Boston Mortgage Securities Corp.,
7,000	Series 2003-C4, Class D, VAR, 5.353%, 08/15/36	7,174
8,000	Series 2004-C1, Class D, VAR, 4.956%, 01/15/37 (e)	8,046
12,605	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	14,112
14,980	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	14,980

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	225

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
4,000	DLJ Commercial Mortgage Corp., Series 1999-CG1, Class B5, 5.750%, 03/10/32 (e)	4,169
4,408	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class G, VAR, 7.000%, 11/18/35 (e)	4,720
16,968	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	17,592
10	GMAC Commercial Mortgage Securities, Inc., Series 2003-C3, Class A3, 4.646%, 04/10/40	11
17,785	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, VAR, 6.070%, 07/10/38	20,531
27,750	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	29,718
	JP Morgan Chase Commercial Mortgage Securities Corp.,
17,900	Series 2004-C2, Class A3, VAR, 5.386%, 05/15/41	19,050
1,605	Series 2004-LN2, Class A1, 4.475%, 07/15/41	1,610
4,840	Series 2005-LDP5, Class B, VAR, 5.516%, 12/15/44	4,998
7,455	Series 2006-CB17, Class A4, 5.429%, 12/12/43	8,473
10,655	Series 2006-LDP7, Class A4, VAR, 6.061%, 04/15/45	12,248
3,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	2,896
	LB-UBS Commercial Mortgage Trust,
15,372	Series 2004-C2, Class A4, 4.367%, 03/15/36	16,074
5,000	Series 2004-C2, Class E, 4.487%, 03/15/36	5,049
11,215	Series 2005-C2, Class A5, VAR, 5.150%, 04/15/30	12,396
4,622	Morgan Stanley Capital I, Series 1998-CF1, Class E, VAR, 7.350%, 07/15/32	4,683
	Morgan Stanley Re-REMIC Trust,
3,486	Series 2009-IO, Class A1, 3.000%, 07/17/56 (e)	3,497
3,171	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	3,167
9,955	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	10,542
11,934	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	12,024
16,102	Series 2012-XA, Class A, 2.000%, 07/27/49	16,209
28	Nomura Asset Securities Corp., Series 1998-D6, Class A1C, 6.690%, 03/15/30	28

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

9,064	Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1, 3.669%, 02/11/36	9,065
	TIAA Retail Commercial Trust,
8,964	Series 2001-C1A, Class H, 5.770%, 06/19/33 (e)	9,376
14,650	Series 2001-C1A, Class J, 5.770%, 06/19/33 (e)	15,185
18,325	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.584%, 08/15/39	19,574
8,388	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	8,918
17,795	Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	17,729
11,885	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	12,125

	Total Commercial Mortgage-Backed Securities (Cost $475,692)	477,743

Corporate Bonds — 17.9%
	Consumer Discretionary — 0.9%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
2,639	1.750%, 03/01/14	2,685
1,500	2.600%, 12/01/16	1,569
4,435	4.875%, 09/15/13	4,614

		8,868

	Automobiles — 0.1%
	Daimler Finance North America LLC,
1,088	1.300%, 07/31/15 (e)	1,089
3,350	2.300%, 01/09/15 (e)	3,431
10,009	6.500%, 11/15/13	10,697
3,330	Nissan Motor Acceptance Corp., 4.500%, 01/30/15 (e)	3,564

		18,781

	Broadcasting & Cable TV — 0.1%
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
405	2.400%, 03/15/17	417
5,865	3.500%, 03/01/16	6,265
1,142	3.550%, 03/15/15	1,210
1,012	4.750%, 10/01/14	1,088

		8,980

	Household Durables — 0.0% (g)
1,700	Emerson Electric Co., 5.000%, 12/15/14	1,864

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — 0.5%
310	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	323
	Comcast Corp.,
675	4.950%, 06/15/16	768
1,935	5.300%, 01/15/14	2,054
1,465	5.850%, 11/15/15	1,686
1,370	5.900%, 03/15/16	1,593
416	6.500%, 01/15/17	504
	COX Communications, Inc.,
6,220	5.450%, 12/15/14	6,847
505	5.500%, 10/01/15	570
585	5.875%, 12/01/16 (e)	687
8,640	NBCUniversal Media LLC, 2.875%, 04/01/16	9,148
	News America, Inc.,
170	5.300%, 12/15/14	187
1,495	7.600%, 10/11/15	1,721
300	9.250%, 02/01/13	310
5,424	TCI Communications, Inc., 8.750%, 08/01/15	6,581
	Time Warner Cable, Inc.,
3,990	5.850%, 05/01/17	4,728
2,795	7.500%, 04/01/14	3,079
4,421	8.250%, 02/14/14	4,885
	Viacom, Inc.,
1,550	1.250%, 02/27/15	1,565
1,800	2.500%, 12/15/16	1,885
2,050	4.375%, 09/15/14	2,196
	Walt Disney Co. (The),
2,910	0.875%, 12/01/14	2,939
585	4.700%, 12/01/12	591

		54,847

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
385	5.750%, 07/15/14	419
940	5.900%, 12/01/16	1,095
2,320	7.875%, 07/15/15	2,725
1,190	Target Corp., 5.125%, 01/15/13	1,211

		5,450

	Specialty Retail — 0.1%
2,555	Home Depot, Inc., 5.250%, 12/16/13	2,713
2,868	Lowe’s Cos., Inc., 1.625%, 04/15/17	2,919
2,675	Staples, Inc., 9.750%, 01/15/14	2,988

		8,620

	Total Consumer Discretionary	107,410

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.8%
	Beverages — 0.4%
2,227	Anheuser-Busch Cos. LLC, 5.050%, 10/15/16	2,555
	Anheuser-Busch InBev Worldwide, Inc.,
520	0.800%, 07/15/15	522
1,420	1.500%, 07/14/14	1,445
450	2.500%, 03/26/13	455
1,371	5.375%, 11/15/14 (e)	1,512
1,370	5.375%, 11/15/14	1,510
480	Bottling Group LLC, 6.950%, 03/15/14	526
	Coca-Cola Co. (The),
1,385	1.500%, 11/15/15	1,427
1,773	1.800%, 09/01/16	1,843
5,050	3.625%, 03/15/14	5,301
	Diageo Capital plc, (United Kingdom),
461	1.500%, 05/11/17	470
475	5.200%, 01/30/13	484
5,035	Diageo Finance B.V., (Netherlands), 5.500%, 04/01/13	5,181
1,365	Dr Pepper Snapple Group, Inc., 2.900%, 01/15/16	1,458
	PepsiCo, Inc.,
1,300	0.800%, 08/25/14	1,308
3,300	1.250%, 08/13/17	3,305
2,975	3.750%, 03/01/14	3,122
980	4.650%, 02/15/13	999
2,590	SABMiller Holdings, Inc., 1.850%, 01/15/15 (e)	2,654
	SABMiller plc, (United Kingdom),
5,325	5.500%, 08/15/13 (e)	5,542
1,000	5.700%, 01/15/14 (e)	1,063

		42,682

	Food & Staples Retailing — 0.1%
1,250	CVS Caremark Corp., 3.250%, 05/18/15	1,326
	Kroger Co. (The),
2,835	2.200%, 01/15/17	2,875
890	3.900%, 10/01/15	968
660	5.500%, 02/01/13	673
4,975	7.500%, 01/15/14	5,427
	Wal-Mart Stores, Inc.,
1,900	2.250%, 07/08/15	1,987
695	4.550%, 05/01/13	715
2,780	7.250%, 06/01/13	2,918

		16,889

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	227

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
2,155	4.100%, 03/15/16	2,280
500	5.100%, 07/15/15	535
340	5.350%, 04/15/14	358
4,570	5.875%, 05/15/13	4,714
1,835	Cadbury Schweppes US Finance LLC, 5.125%, 10/01/13 (e)	1,914
	Cargill, Inc.,
1,555	1.900%, 03/01/17 (e)	1,590
1,215	4.375%, 06/01/13 (e)	1,247
1,385	5.000%, 11/15/13 (e)	1,453
2,200	5.200%, 01/22/13 (e)	2,240
	General Mills, Inc.,
185	1.550%, 05/16/14	188
3,105	5.250%, 08/15/13	3,244
1,770	5.650%, 09/10/12	1,772
	HJ Heinz Co.,
2,270	1.500%, 03/01/17	2,290
2,820	2.000%, 09/12/16	2,927
	Kellogg Co.,
729	1.750%, 05/17/17	742
2,460	1.875%, 11/17/16	2,534
710	4.250%, 03/06/13	723
2,240	4.450%, 05/30/16	2,496
	Kraft Foods, Inc.,
1,210	4.125%, 02/09/16	1,328
1,500	5.250%, 10/01/13	1,570
150	6.000%, 02/11/13	154
965	6.750%, 02/19/14	1,050
1,815	Nabisco, Inc., 7.550%, 06/15/15	2,137

		39,486

	Household Products — 0.0% (g)
425	Clorox Co. (The), 5.000%, 01/15/15	463

	Total Consumer Staples	99,520

	Energy — 0.6%
	Energy Equipment & Services — 0.0% (g)
737	Cameron International Corp., 1.600%, 04/30/15	743
545	Noble Holding International Ltd., (Cayman Islands), 2.500%, 03/15/17	559
1,200	Schlumberger Investment S.A., (Luxembourg), 1.250%, 08/01/17 (e)	1,201
2,980	Transocean, Inc., (Cayman Islands), 5.050%, 12/15/16	3,301

		5,804

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 0.6%
	Anadarko Petroleum Corp.,
435	5.750%, 06/15/14	468
2,000	7.625%, 03/15/14	2,190
590	Apache Finance Canada Corp., (Canada), 4.375%, 05/15/15	647
1,795	BG Energy Capital plc, (United Kingdom), 2.875%, 10/15/16 (e)	1,903
	Canadian Natural Resources Ltd., (Canada),
1,238	1.450%, 11/14/14	1,257
3,660	4.900%, 12/01/14	3,991
1,080	5.700%, 05/15/17	1,280
965	6.000%, 08/15/16	1,137
2,080	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	2,229
800	Chevron Corp., 3.950%, 03/03/14	841
	ConocoPhillips,
1,035	4.600%, 01/15/15	1,134
303	4.750%, 02/01/14	320
3,158	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	3,253
	Devon Energy Corp.,
1,711	1.875%, 05/15/17	1,748
3,075	2.400%, 07/15/16	3,216
3,570	EOG Resources, Inc., 6.125%, 10/01/13	3,781
3,721	PC Financial Partnership, 5.000%, 11/15/14	4,033
6,667	Petrobras International Finance Co. - Pifco, (Cayman Islands), 3.500%, 02/06/17	6,900
2,091	Phillips 66, 2.950%, 05/01/17 (e)	2,194
	Shell International Finance B.V., (Netherlands),
533	1.125%, 08/21/17	536
2,615	1.875%, 03/25/13	2,638
3,052	3.100%, 06/28/15	3,264
849	3.250%, 09/22/15	918
5,315	4.000%, 03/21/14	5,605
	Statoil ASA, (Norway),
235	1.800%, 11/23/16	243
4,282	5.125%, 04/30/14 (e)	4,583
	Total Capital International S.A., (France),
924	1.500%, 02/17/17	939
716	1.550%, 06/28/17	727
3,237	Total Capital S.A., (France), 3.000%, 06/24/15	3,453

		65,428

	Total Energy	71,232

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Financials — 10.7%
	Capital Markets — 2.2%
	Bank of New York Mellon Corp. (The),
636	1.200%, 02/20/15	645
2,113	2.300%, 07/28/16	2,210
6,277	2.500%, 01/15/16	6,584
2,730	2.950%, 06/18/15	2,897
1,870	3.100%, 01/15/15	1,976
3,300	4.500%, 04/01/13	3,373
6,900	BlackRock, Inc., 3.500%, 12/10/14	7,351
5,380	Charles Schwab Corp. (The), 4.950%, 06/01/14	5,788
	Credit Suisse USA, Inc.,
1,975	4.875%, 01/15/15	2,127
10,162	5.125%, 08/15/15	11,208
5,225	5.500%, 08/15/13	5,449
580	FMR LLC, 4.750%, 03/01/13 (e)	590
	Goldman Sachs Group, Inc. (The),
1,096	3.300%, 05/03/15	1,132
10,415	3.625%, 02/07/16	10,798
14,145	3.700%, 08/01/15	14,818
2,000	4.750%, 07/15/13	2,064
11,765	5.150%, 01/15/14	12,329
3,000	5.500%, 11/15/14	3,223
18,840	6.000%, 05/01/14	20,113
	Jefferies Group, Inc.,
10,275	3.875%, 11/09/15	10,326
2,050	5.875%, 06/08/14	2,168
2,968	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	3,100
5,485	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	5,920
	Merrill Lynch & Co., Inc.,
968	5.000%, 01/15/15	1,021
3,275	5.300%, 09/30/15	3,489
4,376	5.450%, 02/05/13	4,457
4,591	5.450%, 07/15/14	4,912
13,651	6.150%, 04/25/13	14,085
	Morgan Stanley,
1,936	2.875%, 07/28/14	1,964
6,250	4.100%, 01/26/15	6,397
12,242	4.200%, 11/20/14	12,559
915	4.750%, 04/01/14	942
8,805	5.300%, 03/01/13	8,981
1,270	5.550%, 04/27/17	1,348
13,150	6.000%, 05/13/14	13,903

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
6,750	6.000%, 04/28/15	7,191
	Nomura Holdings, Inc., (Japan),
2,345	4.125%, 01/19/16	2,430
8,505	5.000%, 03/04/15	8,954
	Northern Trust Corp.,
2,760	4.625%, 05/01/14	2,946
3,220	5.500%, 08/15/13	3,376
	State Street Corp.,
5,370	2.875%, 03/07/16	5,745
6,213	4.300%, 05/30/14	6,605
	UBS AG, (Switzerland),
488	2.250%, 08/12/13	494
9,120	3.875%, 01/15/15	9,610

		257,598

	Commercial Banks — 3.6%
500	Abbey National Treasury Services plc, (United Kingdom), 4.000%, 04/27/16	508
1,000	American Express Bank FSB, 5.500%, 04/16/13	1,030
1,896	ANZ National (International) Ltd., (New Zealand), 3.125%, 08/10/15 (e)	1,979
	Australia & New Zealand Banking Group Ltd., (Australia),
1,700	3.250%, 03/01/16 (e)	1,802
2,800	3.250%, 03/01/16	2,968
	Bank of America Corp.,
715	3.625%, 03/17/16	745
6,005	4.900%, 05/01/13	6,150
975	5.125%, 11/15/14	1,037
2,345	5.375%, 09/11/12	2,348
2,380	5.625%, 10/14/16	2,645
2,530	6.500%, 08/01/16	2,885
15,480	7.375%, 05/15/14	16,893
6,034	Bank of Montreal, (Canada), 1.300%, 10/31/14 (e)	6,147
	Bank of Nova Scotia, (Canada),
5,236	1.650%, 10/29/15 (e)	5,404
1,645	2.050%, 10/07/15	1,703
1,173	2.375%, 12/17/13	1,201
5,300	3.400%, 01/22/15	5,605
	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan),
2,782	2.600%, 01/22/13 (e)	2,797
2,125	3.850%, 01/22/15 (e)	2,262
	Barclays Bank plc, (United Kingdom),
9,495	2.500%, 01/23/13	9,557

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	229

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
10,925	2.500%, 09/21/15 (e)	11,333
4,450	2.750%, 02/23/15	4,539
650	Series 1, 5.000%, 09/22/16	714
3,280	5.200%, 07/10/14	3,476
	BB&T Corp.,
900	2.050%, 04/28/14	920
2,230	2.150%, 03/22/17	2,308
6,970	3.200%, 03/15/16	7,479
1,535	3.375%, 09/25/13	1,578
312	3.950%, 04/29/16	342
4,555	4.750%, 10/01/12	4,570
1,878	5.200%, 12/23/15	2,086
6,154	5.700%, 04/30/14	6,652
5,000	BNY Mellon N.A., 4.750%, 12/15/14	5,411
3,385	Branch Banking & Trust Co., 4.875%, 01/15/13	3,431
	Canadian Imperial Bank of Commerce, (Canada),
2,330	2.350%, 12/11/15	2,449
3,000	2.600%, 07/02/15 (e)	3,171
1,290	Comerica, Inc., 3.000%, 09/16/15	1,355
	Credit Suisse, (Switzerland),
1,575	2.200%, 01/14/14	1,597
9,420	3.500%, 03/23/15	9,915
13,114	5.500%, 05/01/14	13,994
	Deutsche Bank AG, (Germany),
13,790	3.250%, 01/11/16	14,392
5,560	3.875%, 08/18/14	5,846
2,045	4.875%, 05/20/13	2,102
6,640	Deutsche Bank Financial LLC, 5.375%, 03/02/15	7,012
12,209	DNB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	12,622
6,316	Fifth Third Bancorp, 3.625%, 01/25/16	6,795
	HSBC Bank plc, (United Kingdom),
2,836	1.625%, 07/07/14 (e)	2,857
1,350	2.000%, 01/19/14 (e)	1,363
4,700	HSBC Bank USA N.A., 4.625%, 04/01/14	4,917
1,650	HSBC Holdings plc, (United Kingdom), 5.250%, 12/12/12	1,670
	KeyBank N.A.,
1,778	5.500%, 09/17/12	1,782
1,290	5.800%, 07/01/14	1,382
6,953	KeyCorp, 6.500%, 05/14/13	7,228
2,128	Mellon Funding Corp., 5.000%, 12/01/14	2,280

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	National Australia Bank Ltd., (Australia),
1,695	2.250%, 04/11/14 (e)	1,725
5,070	2.500%, 01/08/13 (e)	5,104
500	2.750%, 03/09/17	518
1,000	3.000%, 07/27/16 (e)	1,051
7,480	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	7,612
8,246	National City Corp., 4.900%, 01/15/15	8,955
	Nordea Bank AB, (Sweden),
2,500	1.750%, 10/04/13 (e)	2,513
5,650	3.125%, 03/20/17 (e)	5,872
5,765	Oversea-Chinese Banking Corp., Ltd., (Singapore), 1.625%, 03/13/15 (e)	5,817
	PNC Funding Corp.,
1,840	3.625%, 02/08/15	1,959
1,260	4.250%, 09/21/15	1,377
380	5.400%, 06/10/14	411
10,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	10,420
	Royal Bank of Canada, (Canada),
4,130	2.300%, 07/20/16	4,331
4,970	2.625%, 12/15/15	5,244
5,788	SouthTrust Corp., 5.800%, 06/15/14	6,178
	SunTrust Banks, Inc.,
5,000	3.500%, 01/20/17	5,306
5,956	3.600%, 04/15/16	6,293
3,272	5.250%, 11/05/12	3,299
	Toronto-Dominion Bank (The), (Canada),
3,200	1.500%, 03/13/17 (e)	3,279
6,100	2.200%, 07/29/15 (e)	6,382
	U.S. Bancorp,
3,495	1.650%, 05/15/17	3,574
1,705	2.450%, 07/27/15	1,790
5,938	2.875%, 11/20/14	6,246
3,366	4.200%, 05/15/14	3,580
	U.S. Bank N.A.,
5,020	4.950%, 10/30/14	5,465
6,202	6.300%, 02/04/14	6,692
	Wachovia Bank N.A.,
18,328	4.800%, 11/01/14	19,735
1,500	5.000%, 08/15/15	1,637
3,375	5.600%, 03/15/16	3,767
	Wachovia Corp.,
3,655	4.875%, 02/15/14	3,864
3,000	5.250%, 08/01/14	3,227

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
3,130	5.500%, 05/01/13	3,233
	Wells Fargo & Co.,
770	1.500%, 07/01/15	782
1,040	2.625%, 12/15/16	1,102
6,780	3.750%, 10/01/14	7,171
5,770	4.625%, 04/15/14	6,039
560	5.000%, 11/15/14	604
5,185	SUB, 3.676%, 06/15/16	5,640
4,310	Wells Fargo Bank N.A., 4.750%, 02/09/15	4,661
	Westpac Banking Corp., (Australia),
1,580	3.000%, 08/04/15	1,667
6,973	3.000%, 12/09/15	7,384
4,790	4.200%, 02/27/15	5,140

		431,880

	Consumer Finance — 1.4%
	American Express Co.,
720	5.500%, 09/12/16	837
6,627	7.250%, 05/20/14	7,335
	American Express Credit Corp.,
833	2.375%, 03/24/17	876
3,385	2.750%, 09/15/15	3,573
5,532	2.800%, 09/19/16	5,890
3,030	5.125%, 08/25/14	3,290
2,150	5.300%, 12/02/15	2,427
2,464	5.875%, 05/02/13	2,549
10,305	7.300%, 08/20/13	10,961
	American Honda Finance Corp.,
2,085	1.450%, 02/27/15 (e)	2,110
2,157	1.850%, 09/19/14 (e)	2,201
5,730	2.375%, 03/18/13 (e)	5,787
1,725	2.500%, 09/21/15 (e)	1,790
2,200	3.500%, 03/16/15 (e)	2,334
5,940	4.625%, 04/02/13 (e)	6,088
	Boeing Capital Corp.,
500	2.125%, 08/15/16	525
1,192	5.800%, 01/15/13	1,215
2,000	Capital One Bank USA N.A., 5.125%, 02/15/14	2,114
	Capital One Financial Corp.,
270	2.150%, 03/23/15	277
5,496	3.150%, 07/15/16	5,833
1,330	5.500%, 06/01/15	1,447
1,725	6.250%, 11/15/13	1,831
6,452	7.375%, 05/23/14	7,124

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — Continued
1,490	FIA Card Services N.A., 7.125%, 11/15/12	1,507
	Ford Motor Credit Co. LLC,
4,539	3.000%, 06/12/17	4,556
10,086	3.984%, 06/15/16 (e)	10,453
6,080	4.207%, 04/15/16 (e)	6,360
	HSBC Finance Corp.,
10,100	4.750%, 07/15/13	10,410
15,901	5.000%, 06/30/15	17,086
1,625	5.250%, 04/15/15	1,750
520	5.500%, 01/19/16	568
	John Deere Capital Corp.,
1,418	0.875%, 04/17/15	1,427
995	1.600%, 03/03/14	1,011
790	1.850%, 09/15/16	815
2,400	2.250%, 06/07/16	2,511
1,335	2.950%, 03/09/15	1,412
2,450	4.500%, 04/03/13	2,509
325	4.950%, 12/17/12	329
1,860	MBNA Corp., 6.125%, 03/01/13	1,901
	PACCAR Financial Corp.,
2,716	1.550%, 09/29/14	2,764
4,258	1.600%, 03/15/17	4,339
	Toyota Motor Credit Corp.,
5,843	1.250%, 11/17/14	5,924
5,195	2.050%, 01/12/17	5,409
2,737	3.200%, 06/17/15	2,926
993	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	1,002

		165,383

	Diversified Financial Services — 2.1%
4,500	ABB Treasury Center USA, Inc., 2.500%, 06/15/16 (e)	4,701
	BP Capital Markets plc, (United Kingdom),
2,935	1.846%, 05/05/17	3,004
4,605	2.248%, 11/01/16	4,814
2,340	3.125%, 10/01/15	2,503
4,040	3.200%, 03/11/16	4,334
1,870	3.625%, 05/08/14	1,963
4,375	3.875%, 03/10/15	4,715
3,015	5.250%, 11/07/13	3,180
4,838	Caisse Centrale Desjardins du Quebec, (Canada), 2.550%, 03/24/16 (e)	5,145
	Caterpillar Financial Services Corp.,
630	1.050%, 03/26/15	637
2,935	1.125%, 12/15/14	2,970

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	231

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
6,700	1.550%, 12/20/13	6,792
760	2.050%, 08/01/16	791
275	2.650%, 04/01/16	291
2,265	4.900%, 08/15/13	2,362
1,700	5.500%, 03/15/16	1,961
3,080	6.125%, 02/17/14	3,327
1,880	6.200%, 09/30/13	1,997
	Citigroup, Inc.,
1,958	3.953%, 06/15/16	2,065
4,000	4.450%, 01/10/17	4,309
5,275	4.750%, 05/19/15	5,663
205	5.500%, 10/15/14	220
27,650	6.000%, 12/13/13	29,216
12,000	6.010%, 01/15/15	13,111
11,313	6.375%, 08/12/14	12,272
19,289	6.500%, 08/19/13	20,287
1,813	CME Group, Inc., 5.750%, 02/15/14	1,943
	ERAC USA Finance LLC,
3,710	2.750%, 07/01/13 (e)	3,767
783	2.750%, 03/15/17 (e)	807
2,400	5.600%, 05/01/15 (e)	2,639
	General Electric Capital Corp.,
3,721	2.300%, 04/27/17	3,841
12,870	3.500%, 06/29/15	13,716
5,000	3.750%, 11/14/14	5,304
2,345	4.375%, 09/21/15	2,569
5,000	4.750%, 09/15/14	5,368
5,541	4.875%, 03/04/15	6,064
13,757	5.450%, 01/15/13	14,006
11,926	5.500%, 06/04/14	12,889
3,225	5.650%, 06/09/14	3,475
18,712	5.900%, 05/13/14	20,354
4,365	NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	4,566
	National Rural Utilities Cooperative Finance Corp.,
490	1.900%, 11/01/15	505
885	2.625%, 09/16/12	886

		245,329

	FDIC Guaranteed Securities (~) — 0.0% (g)
2,500	General Electric Capital Corp., 2.625%, 12/28/12	2,519

	Insurance — 1.1%
	ACE INA Holdings, Inc.,
3,000	2.600%, 11/23/15	3,145

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
5,000	5.600%, 05/15/15	5,596
1,670	5.875%, 06/15/14	1,819
	Aflac, Inc.,
2,745	2.650%, 02/15/17	2,882
1,965	3.450%, 08/15/15	2,102
1,420	Allstate Corp. (The), 5.000%, 08/15/14	1,539
2,343	Aon Corp., 3.500%, 09/30/15	2,470
1,454	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	1,468
	Berkshire Hathaway Finance Corp.,
2,770	5.000%, 08/15/13	2,891
6,615	5.100%, 07/15/14	7,167
5,957	Berkshire Hathaway, Inc., 1.900%, 01/31/17	6,186
4,840	CNA Financial Corp., 5.850%, 12/15/14	5,182
7,061	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	7,268
	MassMutual Global Funding II,
6,000	2.000%, 04/05/17 (e)	6,150
1,084	2.300%, 09/28/15 (e)	1,130
700	2.875%, 04/21/14 (e)	725
	Metropolitan Life Global Funding I,
10,735	2.000%, 01/10/14 (e)	10,896
1,700	2.000%, 01/09/15 (e)	1,738
3,463	2.500%, 01/11/13 (e)	3,486
3,951	2.500%, 09/29/15 (e)	4,106
1,900	3.125%, 01/11/16 (e)	2,020
3,310	5.125%, 04/10/13 (e)	3,399
2,850	5.125%, 06/10/14 (e)	3,064
1,200	5.200%, 09/18/13 (e)	1,253
4,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	4,097
	New York Life Global Funding,
590	0.750%, 07/24/15 (e)	591
620	2.450%, 07/14/16 (e)	647
5,665	3.000%, 05/04/15 (e)	6,007
3,350	4.650%, 05/09/13 (e)	3,445
285	5.250%, 10/16/12 (e)	287
1,000	5.375%, 09/15/13 (e)	1,049
3,240	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	3,330
	Pricoa Global Funding I,
1,975	5.400%, 10/18/12 (e)	1,986
5,995	5.450%, 06/11/14 (e)	6,451
	Principal Life Income Funding Trusts,
1,110	5.300%, 12/14/12	1,124
4,933	5.300%, 04/24/13	5,084

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
1,000	5.550%, 04/27/15	1,112
2,561	Travelers Cos., Inc. (The), 6.250%, 06/20/16	3,056
1,380	Travelers Property Casualty Corp., 5.000%, 03/15/13	1,413

		127,361

	Real Estate Investment Trusts (REITs) — 0.2%
	ERP Operating LP,
2,000	5.200%, 04/01/13	2,048
500	5.250%, 09/15/14	540
525	5.375%, 08/01/16	598
	HCP, Inc.,
2,300	2.700%, 02/01/14	2,347
3,852	7.072%, 06/08/15	4,352
	Simon Property Group LP,
673	4.200%, 02/01/15	718
1,850	4.900%, 01/30/14	1,947
825	6.100%, 05/01/16	949
1,125	6.750%, 05/15/14	1,217
3,050	WCI Finance LLC/WEA Finance LLC, 5.700%, 10/01/16 (e)	3,440
4,980	WEA Finance LLC/WT Finance Aust Pty Ltd., 7.500%, 06/02/14 (e)	5,456

		23,612

	Thrifts & Mortgage Finance — 0.1%
1,100	Golden West Financial Corp., 4.750%, 10/01/12	1,104
15,324	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	15,474

		16,578

	Total Financials	1,270,260

	Health Care — 0.3%
	Biotechnology — 0.1%
	Amgen, Inc.,
292	1.875%, 11/15/14	299
2,200	2.300%, 06/15/16	2,289
1,065	2.500%, 11/15/16	1,117
	Celgene Corp.,
1,501	1.900%, 08/15/17	1,516
2,086	2.450%, 10/15/15	2,159

		7,380

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,650	1.800%, 03/15/13	1,662
255	4.000%, 03/01/14	268

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
1,925	Medtronic, Inc., 3.000%, 03/15/15	2,034

		3,964

	Health Care Providers & Services — 0.1%
1,128	Aetna, Inc., 1.750%, 05/15/17	1,140
	Laboratory Corp. of America Holdings,
785	2.200%, 08/23/17	796
1,892	3.125%, 05/15/16	1,990
2,800	5.625%, 12/15/15	3,160
820	Medco Health Solutions, Inc., 2.750%, 09/15/15	858
2,095	UnitedHealth Group, Inc., 5.000%, 08/15/14	2,262
	WellPoint, Inc.,
380	5.000%, 12/15/14	412
1,495	5.250%, 01/15/16	1,671
215	6.000%, 02/15/14	230

		12,519

	Pharmaceuticals — 0.1%
2,635	Abbott Laboratories, 2.700%, 05/27/15	2,792
2,000	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	2,063
1,985	Hospira, Inc., 5.900%, 06/15/14	2,131
2,525	Merck & Co., Inc., 4.750%, 03/01/15	2,787
2,290	Teva Pharmaceutical Finance Co. LLC, 5.550%, 02/01/16	2,610
3,295	Watson Pharmaceuticals, Inc., 5.000%, 08/15/14	3,507
2,793	Wyeth, 5.500%, 02/01/14	2,993

		18,883

	Total Health Care	42,746

	Industrials — 0.7%
	Aerospace & Defense — 0.2%
	BAE Systems Holdings, Inc.,
1,817	4.950%, 06/01/14 (e)	1,915
3,510	5.200%, 08/15/15 (e)	3,835
	Boeing Co. (The),
1,000	3.500%, 02/15/15	1,072
3,085	5.000%, 03/15/14	3,294
2,190	5.125%, 02/15/13	2,235
2,460	General Dynamics Corp., 5.250%, 02/01/14	2,624
	Honeywell International, Inc.,
1,115	3.875%, 02/15/14	1,168
1,285	4.250%, 03/01/13	1,309
	Lockheed Martin Corp.,
360	2.125%, 09/15/16	374

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	233

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Aerospace & Defense — Continued
1,300	7.650%, 05/01/16	1,580
1,000	Northrop Grumman Corp., 3.700%, 08/01/14	1,050
3,000	United Technologies Corp., 1.200%, 06/01/15	3,053

		23,509

	Commercial Services & Supplies — 0.1%
5,065	ADT Corp. (The), 2.250%, 07/15/17 (e)	5,150
	Pitney Bowes, Inc.,
685	3.875%, 06/15/13	699
2,375	4.875%, 08/15/14	2,494
	Waste Management, Inc.,
1,100	6.375%, 11/15/12	1,112
1,063	6.375%, 03/11/15	1,199

		10,654

	Construction & Engineering — 0.0% (g)
445	ABB Finance USA, Inc., 1.625%, 05/08/17	452

	Industrial Conglomerates — 0.1%
3,767	General Electric Co., 5.000%, 02/01/13	3,836
5,000	Ingersoll-Rand Global Holding Co. Ltd., (Bermuda), 9.500%, 04/15/14	5,628

		9,464

	Machinery — 0.1%
745	Caterpillar, Inc., 7.000%, 12/15/13	807
4,323	Danaher Corp., 1.300%, 06/23/14	4,390
1,475	Deere & Co., 6.950%, 04/25/14	1,628
1,150	PACCAR, Inc., 6.875%, 02/15/14	1,252

		8,077

	Road & Rail — 0.2%
2,000	Burlington Northern Santa Fe LLC, 7.000%, 02/01/14	2,177
	Canadian National Railway Co., (Canada),
4,485	4.400%, 03/15/13	4,579
2,852	4.950%, 01/15/14	3,024
	CSX Corp.,
500	5.300%, 02/15/14	530
3,675	6.250%, 04/01/15	4,180
1,100	Norfolk Southern Corp., 5.750%, 01/15/16	1,269
	Ryder System, Inc.,
1,694	2.500%, 03/01/17	1,722
1,000	3.600%, 03/01/16	1,058
2,145	6.000%, 03/01/13	2,191

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
	Union Pacific Corp.,
1,588	5.125%, 02/15/14	1,685
4,235	5.450%, 01/31/13	4,318
1,455	7.000%, 02/01/16	1,726

		28,459

	Total Industrials	80,615

	Information Technology — 1.0%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
2,500	1.625%, 03/14/14	2,550
1,230	5.500%, 02/22/16	1,432

		3,982

	Computers & Peripherals — 0.4%
	Dell, Inc.,
1,075	2.300%, 09/10/15	1,109
6,353	3.100%, 04/01/16	6,754
3,605	4.700%, 04/15/13	3,695
600	5.625%, 04/15/14	646
	Hewlett-Packard Co.,
4,472	2.125%, 09/13/15	4,496
3,232	2.200%, 12/01/15	3,257
10,100	3.000%, 09/15/16	10,305
3,650	4.500%, 03/01/13	3,714
2,500	4.750%, 06/02/14	2,637
7,505	6.125%, 03/01/14	8,031

		44,644

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
3,980	3.375%, 11/01/15	4,138
6,246	6.875%, 07/01/13	6,538

		10,676

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
2,865	0.700%, 07/15/15	2,876
1,360	1.625%, 10/15/15	1,405

		4,281

	IT Services — 0.2%
300	Affiliated Computer Services, Inc., 5.200%, 06/01/15	323
	International Business Machines Corp.,
1,375	0.875%, 10/31/14	1,387
3,631	1.250%, 02/06/17	3,686

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	IT Services — Continued
5,860	1.950%, 07/22/16	6,120
3,025	2.100%, 05/06/13	3,060
1,250	6.500%, 10/15/13	1,334
650	7.500%, 06/15/13	687

		16,597

	Office Electronics — 0.1%
	Xerox Corp.,
634	2.950%, 03/15/17	649
3,425	4.250%, 02/15/15	3,647
1,390	6.750%, 02/01/17	1,631
2,505	8.250%, 05/15/14	2,785

		8,712

	Semiconductors & Semiconductor Equipment — 0.1%
2,943	Intel Corp., 1.950%, 10/01/16	3,090
6,197	National Semiconductor Corp., 3.950%, 04/15/15	6,709
4,610	Texas Instruments, Inc., 2.375%, 05/16/16	4,876

		14,675

	Software — 0.1%
2,575	Intuit, Inc., 5.750%, 03/15/17	2,986
3,155	Microsoft Corp., 2.950%, 06/01/14	3,297
4,025	Oracle Corp., 5.250%, 01/15/16	4,634

		10,917

	Total Information Technology	114,484

	Materials — 0.8%
	Chemicals — 0.5%
845	Air Products & Chemicals, Inc., 4.150%, 02/01/13	858
	Dow Chemical Co. (The),
2,135	2.500%, 02/15/16	2,222
6,184	5.900%, 02/15/15	6,901
2,469	7.600%, 05/15/14	2,740
	Ecolab, Inc.,
733	1.000%, 08/09/15	736
2,100	2.375%, 12/08/14	2,178
3,175	3.000%, 12/08/16	3,404
	EI du Pont de Nemours & Co.,
2,856	1.950%, 01/15/16	2,969
3,225	3.250%, 01/15/15	3,429
1,708	5.000%, 01/15/13	1,735
2,840	5.250%, 12/15/16	3,346
960	Monsanto Co., 2.750%, 04/15/16	1,027

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
	Potash Corp. of Saskatchewan, Inc., (Canada),
3,153	3.750%, 09/30/15	3,406
4,275	5.250%, 05/15/14	4,593
	PPG Industries, Inc.,
410	1.900%, 01/15/16	422
5,994	5.750%, 03/15/13	6,155
	Praxair, Inc.,
2,240	2.125%, 06/14/13	2,267
1,920	3.950%, 06/01/13	1,967
830	4.625%, 03/30/15	913
3,390	5.375%, 11/01/16	3,982

		55,250

	Construction Materials — 0.0% (g)
975	CRH America, Inc., 6.000%, 09/30/16	1,082

	Metals & Mining — 0.3%
	BHP Billiton Finance USA Ltd., (Australia),
4,679	1.125%, 11/21/14	4,733
1,710	1.625%, 02/24/17	1,744
1,795	1.875%, 11/21/16	1,864
1,900	4.800%, 04/15/13	1,952
950	6.750%, 11/01/13	1,019
4,120	8.500%, 12/01/12	4,199
	Freeport-McMoRan Copper & Gold, Inc.,
5,245	1.400%, 02/13/15	5,267
2,417	2.150%, 03/01/17	2,439
	Nucor Corp.,
635	4.875%, 10/01/12	637
650	5.000%, 06/01/13	671
4,850	Rio Tinto Alcan, Inc., (Canada), 5.000%, 06/01/15	5,352
	Rio Tinto Finance USA Ltd., (Australia),
1,160	1.875%, 11/02/15	1,195
897	2.250%, 09/20/16	935
8,900	8.950%, 05/01/14	10,078

		42,085

	Total Materials	98,417

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.7%
	AT&T, Inc.,
1,260	0.875%, 02/13/15	1,270
596	1.600%, 02/15/17	611
1,875	4.850%, 02/15/14	1,987
4,772	5.100%, 09/15/14	5,199

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	235

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
	BellSouth Corp.,
7,126	5.200%, 09/15/14	7,755
2,270	5.200%, 12/15/16	2,633
	British Telecommunications plc, (United Kingdom),
694	2.000%, 06/22/15	710
4,050	5.150%, 01/15/13	4,116
	Deutsche Telekom International Finance B.V., (Netherlands),
2,015	2.250%, 03/06/17 (e)	2,060
3,380	4.875%, 07/08/14	3,584
1,000	5.750%, 03/23/16	1,138
550	5.875%, 08/20/13	576
8,745	France Telecom S.A., (France), 4.375%, 07/08/14	9,244
1,533	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	1,550
	Telecom Italia Capital S.A., (Luxembourg),
1,700	4.950%, 09/30/14	1,726
1,450	6.175%, 06/18/14	1,493
	Telefonica Emisiones S.A.U., (Spain),
500	3.729%, 04/27/15	486
1,121	3.992%, 02/16/16	1,079
1,280	4.949%, 01/15/15	1,290
3,040	5.855%, 02/04/13	3,078
	Verizon Communications, Inc.,
2,340	1.250%, 11/03/14	2,378
5,488	2.000%, 11/01/16	5,741
1,320	5.250%, 04/15/13	1,359
15,000	5.550%, 02/15/16	17,388
3,482	Verizon Global Funding Corp., 4.375%, 06/01/13	3,583

		82,034

	Wireless Telecommunication Services — 0.2%
3,170	Alltel Corp., 7.000%, 03/15/16	3,787
15,094	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	16,093
	Vodafone Group plc, (United Kingdom),
4,340	1.625%, 03/20/17	4,424
4,075	4.150%, 06/10/14	4,322
1,396	5.625%, 02/27/17	1,655

		30,281

	Total Telecommunication Services	112,315

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.2%
	Electric Utilities — 0.8%
555	AEP Texas North Co., 5.500%, 03/01/13	568
490	Alabama Power Co., 4.850%, 12/15/12	496
2,160	Arizona Public Service Co., 6.250%, 08/01/16	2,546
700	CenterPoint Energy Houston Electric LLC, 5.700%, 03/15/13	719
	Commonwealth Edison Co.,
1,424	1.625%, 01/15/14	1,444
415	1.950%, 09/01/16	430
	Consolidated Edison Co. of New York, Inc.,
2,000	3.850%, 06/15/13	2,053
2,725	5.500%, 09/15/16	3,180
1,645	Duke Energy Carolinas LLC, 5.750%, 11/15/13	1,748
	Duke Energy Corp.,
1,565	3.350%, 04/01/15	1,654
1,520	3.950%, 09/15/14	1,614
5,085	5.650%, 06/15/13	5,285
2,133	6.300%, 02/01/14	2,295
537	Duke Energy Ohio, Inc., 2.100%, 06/15/13	544
1,019	Entergy Corp., 3.625%, 09/15/15	1,065
935	Entergy Louisiana LLC, 1.875%, 12/15/14	960
1,000	Exelon Corp., 4.900%, 06/15/15	1,095
1,539	Exelon Generation Co. LLC, 5.350%, 01/15/14	1,627
2,075	Florida Power Corp., 4.800%, 03/01/13	2,119
4,803	Georgia Power Co., 6.000%, 11/01/13	5,102
817	LG&E and KU Energy LLC, 2.125%, 11/15/15	825
2,800	MidAmerican Energy Co., 4.650%, 10/01/14	3,013
1,567	Midamerican Energy Holdings Co., 5.875%, 10/01/12	1,574
2,745	Nevada Power Co., 5.875%, 01/15/15	3,057
	NextEra Energy Capital Holdings, Inc.,
1,239	5.350%, 06/15/13	1,282
3,385	7.875%, 12/15/15	4,061
5,935	Nisource Finance Corp., 6.150%, 03/01/13	6,094
	Ohio Power Co.,
3,230	5.750%, 09/01/13	3,381
530	6.000%, 06/01/16	619
1,650	Oncor Electric Delivery Co. LLC, 6.375%, 01/15/15	1,828
3,195	Pacific Gas & Electric Co., 4.800%, 03/01/14	3,389
750	PacifiCorp, 4.950%, 08/15/14	809
2,076	Peco Energy Co., 5.000%, 10/01/14	2,269
550	Potomac Electric Power Co., 4.950%, 11/15/13	576

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
610	PPL Energy Supply LLC, 6.200%, 05/15/16	692
	Progress Energy, Inc.,
370	5.625%, 01/15/16	423
295	6.050%, 03/15/14	317
	PSEG Power LLC,
1,683	2.500%, 04/15/13	1,703
960	2.750%, 09/15/16	1,001
	Public Service Electric & Gas Co.,
1,150	2.700%, 05/01/15	1,211
1,200	5.000%, 08/15/14	1,303
	Sierra Pacific Power Co.,
890	5.450%, 09/01/13	928
2,455	Series M, 6.000%, 05/15/16	2,871
745	Southern California Edison Co., 4.150%, 09/15/14	796
	Southern Co. (The),
560	1.950%, 09/01/16	578
2,952	4.150%, 05/15/14	3,121
	Spectra Energy Capital LLC,
4,155	5.668%, 08/15/14	4,479
1,544	6.250%, 02/15/13	1,581
	Virginia Electric and Power Co.,
1,000	4.750%, 03/01/13	1,021
4,460	5.100%, 11/30/12	4,509

		95,855

	Gas Utilities — 0.3%
	AGL Capital Corp.,
2,310	4.450%, 04/15/13	2,359
1,000	4.950%, 01/15/15	1,082
1,320	6.375%, 07/15/16	1,539
6,038	Atmos Energy Corp., 4.950%, 10/15/14	6,537
	CenterPoint Energy Resources Corp.,
1,000	5.950%, 01/15/14	1,063
1,300	6.150%, 05/01/16	1,505
2,270	7.875%, 04/01/13	2,360
2,000	Consolidated Natural Gas Co., 5.000%, 03/01/14	2,112
668	Southern California Gas Co., 5.500%, 03/15/14	717
	TransCanada PipeLines Ltd., (Canada),
400	3.400%, 06/01/15	429
10,025	4.000%, 06/15/13	10,297
249	7.690%, 06/30/16	302

		30,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.1%
1,515	PG&E Corp., 5.750%, 04/01/14	1,626
	Sempra Energy,
1,210	2.000%, 03/15/14	1,231
1,250	6.500%, 06/01/16	1,490
6,010	8.900%, 11/15/13	6,573
	Wisconsin Electric Power Co.,
1,815	6.000%, 04/01/14	1,972
650	6.250%, 12/01/15	761

		13,653

	Total Utilities	139,810

	Total Corporate Bonds (Cost $2,084,077)	2,136,809

Foreign Government Securities — 0.5%
29,787	Egypt Government AID Bonds, (Egypt), 4.450%, 09/15/15	33,366
247	Province of Manitoba, (Canada), 2.125%, 04/22/13	250
	Province of Ontario, (Canada),
2,515	0.950%, 05/26/15	2,543
1,370	2.300%, 05/10/16	1,445
8,655	2.700%, 06/16/15	9,164
6,530	2.950%, 02/05/15	6,910
1,250	4.100%, 06/16/14	1,332
3,420	United Mexican States, (Mexico), 6.375%, 01/16/13	3,479

	Total Foreign Government Securities (Cost $56,964)	58,489

Mortgage Pass-Through Securities — 7.4%
	Federal Home Loan Mortgage Corp.,
89	ARM, 2.168%, 01/01/27	95
2,729	ARM, 2.323%, 05/01/37	2,907
2,137	ARM, 2.324%, 03/01/37	2,280
121	ARM, 2.327%, 12/01/27	129
2,358	ARM, 2.393%, 12/01/36	2,512
4,269	ARM, 2.435%, 10/01/36	4,576
1,861	ARM, 2.480%, 08/01/36	1,989
1,631	ARM, 2.499%, 11/01/36	1,747
1,175	ARM, 2.511%, 12/01/36	1,258
602	ARM, 2.521%, 06/01/36	645
1,741	ARM, 2.608%, 08/01/36	1,877
1,184	ARM, 2.672%, 03/01/37	1,271
1,459	ARM, 2.675%, 03/01/35 - 04/01/37	1,562
2,663	ARM, 2.681%, 01/01/37	2,816
5	ARM, 2.768%, 12/01/17	5
5,697	ARM, 2.842%, 03/01/35	6,096

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	237

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
431	ARM, 2.876%, 07/01/36	463
4,506	ARM, 2.901%, 10/01/35	4,810
280	ARM, 2.908%, 04/01/37	301
5,157	ARM, 2.980%, 06/01/37	5,577
9,720	ARM, 2.986%, 06/01/37	10,450
3,687	ARM, 3.159%, 03/01/36	3,950
1,410	ARM, 3.259%, 03/01/37	1,522
1,176	ARM, 3.271%, 02/01/37	1,261
559	ARM, 3.393%, 08/01/37	585
7,507	ARM, 3.442%, 03/01/36	8,135
2,726	ARM, 3.498%, 01/01/38	2,930
3,263	ARM, 3.504%, 04/01/38	3,509
568	ARM, 4.140%, 08/01/37	590
1,906	ARM, 5.250%, 08/01/37	2,037
969	ARM, 5.316%, 10/01/37	1,036
5	ARM, 6.071%, 01/01/27	5
449	ARM, 6.145%, 08/01/36	485
562	ARM, 6.437%, 02/01/37	611
1,061	ARM, 6.464%, 11/01/37	1,159
1,081	ARM, 6.470%, 12/01/36	1,174
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
3,853	4.000%, 07/01/18 - 07/01/19	4,136
1,487	4.500%, 04/01/16 - 10/01/18	1,607
21,654	5.000%, 03/01/18 - 01/01/21	23,533
46,413	5.500%, 11/01/12 - 01/01/24	50,738
17,429	6.000%, 08/01/16 - 12/01/23	18,476
18,377	6.500%, 07/01/14 - 08/01/21	19,742
9,048	7.000%, 03/01/15 - 03/01/17	9,640
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
2,284	6.000%, 01/01/19 - 10/01/24	2,507
7,410	6.500%, 08/01/18 - 03/01/26	8,300
18	7.000%, 03/01/14	19
157	7.500%, 10/01/16 - 07/01/18	171
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
37,743	5.500%, 03/01/34 - 07/01/37	41,778
536	6.000%, 07/01/32	598
1,534	7.000%, 08/01/38	1,754
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
15,912	7.500%, 12/01/36	18,585
5,693	10.000%, 10/01/30	6,765
388	Federal Home Loan Mortgage Corp. Gold Pools, Other, 6.000%, 09/01/17	417

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
43	8.000%, 04/01/17 - 05/01/19	47
9	8.250%, 08/01/17	9
	Federal National Mortgage Association,
3,214	ARM, 1.706%, 08/01/37	3,460
42	ARM, 1.875%, 03/01/19	43
1,457	ARM, 1.989%, 04/01/37	1,536
2,566	ARM, 2.071%, 07/01/37	2,760
123	ARM, 2.213%, 04/01/36	131
2,070	ARM, 2.215%, 02/01/37	2,197
3,277	ARM, 2.217%, 01/01/37	3,483
22	ARM, 2.240%, 06/01/27	24
1,880	ARM, 2.242%, 08/01/36	2,016
302	ARM, 2.273%, 01/01/35	322
668	ARM, 2.323%, 10/01/36	714
14	ARM, 2.325%, 05/01/25	14
1	ARM, 2.345%, 10/01/27	1
429	ARM, 2.419%, 07/01/37	448
50	ARM, 2.429%, 07/01/37	54
25	ARM, 2.451%, 01/01/19	25
621	ARM, 2.455%, 05/01/36	664
28	ARM, 2.457%, 07/01/27	29
831	ARM, 2.466%, 10/01/36	889
218	ARM, 2.468%, 12/01/36	233
1,619	ARM, 2.529%, 09/01/34	1,725
3,969	ARM, 2.553%, 12/01/36	4,260
1,034	ARM, 2.562%, 12/01/35	1,104
453	ARM, 2.593%, 01/01/37	485
482	ARM, 2.647%, 12/01/36	517
10	ARM, 2.723%, 10/01/25	11
817	ARM, 2.729%, 07/01/36	878
5	ARM, 2.749%, 08/01/19	5
3,486	ARM, 2.798%, 03/01/37	3,738
909	ARM, 2.827%, 04/01/37	975
427	ARM, 2.831%, 08/01/36	457
599	ARM, 2.899%, 12/01/36	643
1,719	ARM, 2.919%, 08/01/36	1,841
2,114	ARM, 2.987%, 11/01/37	2,267
1,817	ARM, 3.011%, 08/01/36	1,947
4,047	ARM, 3.215%, 03/01/36	4,330
23	ARM, 3.250%, 11/01/16	23
6,227	ARM, 3.413%, 03/01/36	6,660
7,473	ARM, 3.418%, 03/01/36	8,014
4,728	ARM, 3.487%, 10/01/35	5,082
2,848	ARM, 3.539%, 11/01/37	3,054

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
6	ARM, 3.752%, 08/01/17	6
62	ARM, 3.844%, 08/01/37	67
108	ARM, 5.512%, 06/01/36	116
3,949	ARM, 5.625%, 01/01/23	4,331
1,675	ARM, 5.705%, 12/01/37	1,801
626	ARM, 5.770%, 03/01/47	677
2,265	ARM, 5.822%, 11/01/37	2,419
41	ARM, 5.987%, 08/01/36	44
906	ARM, 6.151%, 04/01/38	975
	Federal National Mortgage Association, 15 Year, Single Family,
4,479	4.000%, 07/01/18 - 01/01/19	4,857
7,198	4.500%, 05/01/18 - 05/01/19	7,804
42,408	5.000%, 12/01/13 - 02/01/23	46,199
64,351	5.500%, 01/01/18 - 01/01/25	70,350
49,469	6.000%, 06/01/13 - 07/01/24	53,722
29,342	6.500%, 09/01/13 - 03/01/23	31,672
6,145	7.000%, 03/01/15 - 01/01/18	6,526
28	7.500%, 05/01/15	29
330	8.000%, 11/01/15 - 10/01/16	354
	Federal National Mortgage Association, 20 Year, Single Family,
2,781	5.500%, 05/01/27	3,056
3,412	6.000%, 03/01/18 - 04/01/24	3,776
5,046	6.500%, 01/01/14 - 03/01/25	5,682
1,467	7.000%, 08/01/20 - 08/01/21	1,653
12	7.500%, 11/01/13 - 06/01/16	12
37	8.000%, 07/01/14 - 11/01/15	39
	Federal National Mortgage Association, 30 Year, FHA/VA,
247	5.500%, 08/01/34	273
44	6.000%, 07/01/17	47
16	8.500%, 03/01/27	16
	Federal National Mortgage Association, 30 Year, Single Family,
82,347	5.500%, 12/01/32 - 09/01/38	91,267
49,631	6.000%, 04/01/35 - 01/01/38	55,730
43,947	6.500%, 03/01/26 - 10/01/38	50,066
16,012	7.000%, 04/01/37 - 08/01/37	18,501
143	8.000%, 12/01/30	172
12	8.500%, 09/01/21	14
96	9.000%, 02/01/31	122
29	9.500%, 07/01/28	33
11	10.000%, 02/01/24	12
	Federal National Mortgage Association, Other,
733	4.000%, 07/01/13 - 07/01/17	784
823	4.500%, 11/01/13 - 12/01/19	869

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

697	5.000%, 01/01/14 - 05/01/14	714
1,870	5.500%, 06/01/16 - 09/01/17	2,034
1,162	6.000%, 09/01/17	1,227
	Government National Mortgage Association II,
211	ARM, 1.625%, 07/20/21 - 01/20/28	220
94	ARM, 2.000%, 08/20/16 - 09/20/22	98
16	ARM, 2.500%, 12/20/17 - 05/20/21	17
47	ARM, 3.000%, 01/20/16 - 05/20/20	49
8	ARM, 3.500%, 10/20/17 - 12/20/17	8
19	ARM, 4.000%, 11/20/15 - 08/20/18	20
	Government National Mortgage Association II, 30 Year, Single Family,
14,376	6.000%, 09/20/38	16,214
22,761	7.000%, 08/20/38 - 09/20/38	26,326
21	7.500%, 09/20/28	25
46	8.000%, 09/20/26 - 12/20/27	58
58	8.500%, 03/20/25 - 04/20/25	71
	Government National Mortgage Association, 15 Year, Single Family,
5	6.000%, 04/15/14	5
4,530	6.500%, 10/15/23	5,041
	Government National Mortgage Association, 30 Year, Single Family,
8,261	6.500%, 09/15/38	9,523
17	8.500%, 04/15/25	19
10	9.000%, 09/15/24 - 10/15/26	13
373	9.500%, 07/15/20 - 12/15/25	415
14	12.000%, 11/15/19	15

	Total Mortgage Pass-Through Securities (Cost $864,521)	884,421

Supranational — 0.0% (g)
881	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $887)	922

U.S. Government Agency Securities — 19.3%
	Federal Farm Credit Banks,
26,150	1.875%, 12/07/12	26,266
4,000	2.200%, 04/08/13	4,048
36,025	2.350%, 09/23/13	36,830
25,000	2.500%, 03/26/13	25,323
10,000	2.600%, 03/04/13	10,121
8,000	2.625%, 04/17/14	8,304
2,769	2.700%, 08/19/13	2,832
1,580	3.000%, 02/12/14	1,643
5,000	3.000%, 09/22/14	5,279
16,493	3.875%, 01/10/13	16,705
2,000	5.100%, 09/18/12	2,005

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	239

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
1,400	5.250%, 08/21/13	1,468
5,000	5.450%, 12/11/13	5,330
	Federal Home Loan Bank,
5,600	1.375%, 05/28/14	5,715
34,125	1.625%, 06/14/13	34,500
30,785	1.750%, 12/14/12	30,918
85,000	1.875%, 06/21/13	86,133
25,865	2.375%, 03/14/14	26,701
15,085	2.500%, 06/13/14	15,680
74,350	2.625%, 09/13/13	76,185
13,730	2.750%, 12/12/14	14,491
36,830	2.750%, 03/13/15	39,038
18,800	3.000%, 06/24/13	19,222
10,000	3.050%, 06/28/13	10,219
2,980	3.125%, 03/08/13	3,025
153,715	3.125%, 12/13/13	159,371
21,685	3.125%, 03/11/16	23,665
16,230	3.500%, 03/08/13	16,505
18,825	3.875%, 03/08/13	19,180
15,895	4.250%, 06/14/13	16,394
5,000	4.875%, 12/14/12	5,065
10,000	4.875%, 11/27/13	10,572
44,470	4.875%, 12/13/13	47,097
24,980	5.000%, 03/14/14	26,747
20,025	5.250%, 09/13/13	21,051
17,575	5.375%, 06/14/13	18,280
29,755	5.375%, 06/13/14	32,430
6,670	7.000%, 08/15/14	7,530
	Federal Home Loan Mortgage Corp.,
2,975	0.350%, 12/05/14	2,976
57,900	0.500%, 10/15/13	58,080
30,000	0.750%, 12/28/12	30,058
30,000	1.000%, 07/30/14	30,399
50,100	1.000%, 08/20/14	50,740
50,000	1.000%, 08/27/14	50,732
25,100	1.350%, 04/29/14	25,547
10,000	1.750%, 09/10/15	10,409
65,200	2.000%, 08/25/16	68,866
45,000	2.500%, 05/27/16	48,239
11,038	4.000%, 06/12/13	11,361
25,000	4.125%, 12/21/12	25,294
15,000	4.500%, 01/15/13	15,238
25,000	4.500%, 01/15/14	26,442
15,960	4.500%, 04/02/14	17,004
75,196	5.000%, 01/30/14	80,212
65,505	5.000%, 07/15/14	71,230

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

20,000	5.250%, 04/18/16	23,413
	Federal National Mortgage Association,
5,700	Zero Coupon, 07/05/14	5,619
30,000	0.375%, 03/16/15	30,017
25,000	0.500%, 08/09/13	25,067
28,000	0.500%, 05/27/15	28,096
7,100	1.125%, 10/08/13	7,170
70,000	1.125%, 04/27/17	71,356
20,000	1.250%, 09/28/16	20,564
5,000	1.250%, 01/30/17	5,138
36,200	1.375%, 11/15/16	37,349
20,000	1.625%, 10/26/15	20,809
35,000	1.750%, 02/22/13	35,258
22,000	2.250%, 03/15/16	23,333
5,000	2.500%, 05/15/14	5,189
25,000	3.625%, 02/12/13	25,378
3,245	4.000%, 03/27/13	3,314
11,310	4.000%, 04/15/13	11,573
6,135	4.050%, 04/18/13	6,281
5,000	4.125%, 04/29/13	5,128
7,892	4.125%, 07/11/13	8,154
17,000	4.375%, 03/15/13	17,377
107,600	4.375%, 07/17/13	111,452
40,000	4.625%, 10/15/13	41,964
75,750	4.750%, 11/19/12	76,477
87,497	4.750%, 02/21/13	89,338
10,000	5.000%, 04/15/15	11,204
3,315	5.000%, 03/15/16	3,837
6,000	6.260%, 11/26/12	6,083
11,200	Federal National Mortgage Association STRIPS, 07/15/16	10,800

	Total U.S. Government Agency Securities (Cost $2,269,475)	2,301,433

U.S. Treasury Obligations — 31.9%
	U.S. Treasury Notes,
25,000	0.125%, 12/31/13	24,973
10,000	0.250%, 11/30/13	10,006
5,000	0.250%, 02/28/14	5,003
30,000	0.250%, 03/31/14	30,013
45,000	0.250%, 09/15/14	45,014
40,000	0.375%, 10/31/12	40,016
30,000	0.375%, 06/30/13	30,049
65,000	0.375%, 07/31/13	65,114
10,000	0.375%, 11/15/14	10,029
10,000	0.500%, 11/30/12	10,008
10,000	0.500%, 05/31/13	10,024

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
45,000	0.500%, 11/15/13	45,162
75,000	0.500%, 08/15/14	75,390
25,000	0.500%, 10/15/14	25,137
10,000	0.500%, 07/31/17	9,959
35,000	0.625%, 12/31/12	35,055
30,000	0.625%, 01/31/13	30,060
25,000	0.625%, 02/28/13	25,058
15,000	0.625%, 04/30/13	15,045
40,000	0.625%, 07/15/14	40,291
20,000	0.625%, 05/31/17	20,066
25,000	0.750%, 03/31/13	25,084
20,000	0.750%, 08/15/13	20,108
76,000	0.750%, 09/15/13	76,433
20,000	0.750%, 06/15/14	20,186
65,000	0.875%, 11/30/16	66,097
85,000	0.875%, 12/31/16	86,388
60,000	0.875%, 01/31/17	60,956
45,000	0.875%, 04/30/17	45,675
35,000	1.000%, 07/15/13	35,247
140,000	1.000%, 05/15/14 (m)	141,832
100,000	1.000%, 08/31/16 (m)	102,227
75,000	1.000%, 09/30/16	76,670
105,000	1.000%, 10/31/16	107,330
46,000	1.125%, 12/15/12	46,126
170,600	1.125%, 06/15/13 (m)	171,859
170,000	1.250%, 02/15/14 (m)	172,537
95,000	1.250%, 04/15/14	96,562
20,000	1.250%, 08/31/15	20,564
20,000	1.250%, 09/30/15	20,573
10,000	1.250%, 10/31/15	10,291
85,000	1.375%, 10/15/12 (m)	85,125
104,680	1.375%, 11/15/12	104,938
15,000	1.375%, 01/15/13	15,067
30,000	1.375%, 02/15/13	30,164
72,000	1.375%, 03/15/13	72,461
30,000	1.375%, 05/15/13	30,250
10,000	1.375%, 11/30/15	10,335
40,000	1.500%, 06/30/16	41,650
96,620	1.500%, 07/31/16 (m)	100,643
25,000	1.750%, 01/31/14	25,540
65,000	1.750%, 07/31/15	67,727
100,000	1.750%, 05/31/16 (m)	105,000
75,000	1.875%, 02/28/14	76,846
30,750	1.875%, 04/30/14	31,588

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

20,000	1.875%, 06/30/15	20,894
20,000	2.000%, 01/31/16	21,117
40,000	2.000%, 04/30/16	42,350
25,000	2.125%, 12/31/15	26,469
75,000	2.125%, 02/29/16	79,600
25,000	2.250%, 05/31/14	25,877
30,250	2.250%, 01/31/15	31,694
40,000	2.375%, 10/31/14	41,828
50,000	2.375%, 03/31/16	53,539
35,000	2.375%, 07/31/17	38,010
101,000	2.500%, 03/31/15 (m)	106,807
15,000	2.500%, 04/30/15	15,886
10,000	2.500%, 06/30/17	10,910
30,000	2.625%, 07/31/14	31,364
5,000	2.750%, 11/30/16	5,476
4,300	3.125%, 09/30/13	4,434
15,000	3.125%, 10/31/16	16,645
47,000	3.125%, 04/30/17	52,563
35,000	3.250%, 12/31/16	39,126
55,000	3.375%, 11/30/12	55,421
55,000	4.000%, 02/15/15	60,006
30,000	4.125%, 05/15/15	33,089
10,000	4.250%, 09/30/12	10,033
30,000	4.250%, 08/15/14	32,333
65,000	4.250%, 08/15/15	72,500
35,000	4.500%, 11/15/15	39,632
25,000	4.500%, 02/15/16	28,549

	Total U.S. Treasury Obligations (Cost $3,758,365)	3,797,703

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
161,975	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000% (b) (l) (Cost $161,975)	161,975

	Total Investments — 99.6% (Cost $11,698,141)	11,873,681
	Other Assets in Excess of Liabilities — 0.4%	42,545

	NET ASSETS — 100.0%	$11,916,226

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	241

JPMorgan Short Term Bond Fund II

(in liquidation)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 5.9%
	Ally Auto Receivables Trust,
66	Series 2010-1, Class A3, 1.450%, 05/15/14	66
89	Series 2010-3, Class A4, 1.550%, 08/17/15	90
137	Series 2011-3, Class A3, 0.970%, 08/17/15	138
126	Series 2011-4, Class A4, 1.140%, 06/15/16	127
49	Series 2012-3, Class A4, 1.060%, 02/15/17	50
	AmeriCredit Automobile Receivables Trust,
151	Series 2010-3, Class A3, 1.140%, 04/08/15	151
90	Series 2011-3, Class A3, 1.170%, 01/08/16	91
71	Series 2011-4, Class A3, 1.170%, 05/09/16	72
50	Series 2012-3, Class A3, 0.960%, 01/09/17	50
44	Bank of America Auto Trust, Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	44
	CarMax Auto Owner Trust,
16	Series 2010-1, Class A3, 1.560%, 07/15/14	17
202	Series 2010-1, Class A4, 2.400%, 04/15/15	205
113	Series 2011-2, Class A4, 1.350%, 02/15/17	115
	Chrysler Financial Auto Securitization Trust,
4	Series 2009-A, Class A3, 2.820%, 01/15/16	4
63	Series 2010-A, Class A3, 0.910%, 08/08/13	63
	CNH Equipment Trust,
1	Series 2010-A, Class A3, 1.540%, 07/15/14	1
151	Series 2011-A, Class A3, 1.200%, 05/16/16	152
103	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	103
76	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15 (e)	76
100	Ford Credit Auto Owner Trust, Series 2010-B, Class A4, 1.580%, 09/15/15	101
276	GSAMP Trust, Series 2006-NC1, Class A2, VAR, 0.416%, 02/25/36	225
177	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.416%, 07/25/36	175
100	Huntington Auto Trust, Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	102
	Hyundai Auto Receivables Trust,
91	Series 2010-A, Class A3, 1.500%, 10/15/14	91
260	Series 2010-B, Class A4, 1.630%, 03/15/17	266
35	John Deere Owner Trust, Series 2011-A, Class A3, 1.290%, 01/15/16	35
51	Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.670%, 01/15/14	51
149	RAMP Trust, Series 2006-EFC1, Class A2, VAR, 0.435%, 02/25/36	144
161	RASC Trust, Series 2006-KS2, Class A3, VAR, 0.425%, 03/25/36	159
	Santander Drive Auto Receivables Trust,
114	Series 2010-1, Class A3, 1.840%, 11/17/14	115

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

23	Series 2010-3, Class A3, 1.200%, 06/16/14	23
213	Series 2010-B, Class A3, 1.310%, 02/17/14 (e)	213
200	Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A4, 1.980%, 09/20/17	206
	World Omni Auto Receivables Trust,
2	Series 2010-A, Class A3, 1.340%, 12/16/13	2
45	Series 2010-A, Class A4, 2.210%, 05/15/15	45
20	World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/15	20

	Total Asset-Backed Securities (Cost $3,623)	3,588

Collateralized Mortgage Obligations — 4.9%
	Agency CMO — 4.9%
	Federal Home Loan Mortgage Corp. REMICS,
217	Series 2594, Class QP, 4.000%, 03/15/33	231
160	Series 2686, Class VP, 5.000%, 09/15/17	161
85	Series 2989, Class TG, 5.000%, 06/15/25	93
200	Series 3209, Class EG, 4.500%, 08/15/20	219
	Federal National Mortgage Association REMICS,
59	Series 2003-42, Class EP, 4.000%, 11/25/22	61
350	Series 2003-92, Class PE, 4.500%, 09/25/18	376
143	Series 2005-31, Class PA, 5.500%, 10/25/34	157
200	Series 2005-48, Class MD, 5.000%, 04/25/34	214
65	Series 2007-76, Class DB, 6.000%, 05/25/33	68
200	Series 2008-68, Class VN, 5.500%, 03/25/27	211
198	Series 2010-64, Class DM, 5.000%, 06/25/40	213
214	Series 2010-64, Class EH, 5.000%, 10/25/35	224
	Government National Mortgage Association,
4	Series 2002-24, Class FA, VAR, 0.739%, 04/16/32 (m)	4
44	Series 2003-86, Class PE, 5.000%, 09/20/32	47
208	Series 2003-105, Class VH, 4.500%, 01/16/28	215
227	Series 2009-31, Class BV, 4.500%, 06/20/20	250
118	Series 2009-67, Class GK, 4.500%, 01/16/37	126
71	NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.400%, 12/08/20	73

		2,943

	Non-Agency CMO — 0.0% (g)
35	MASTR Alternative Loans Trust, Series 2004-8, Class 7A1, 5.000%, 09/25/19	37

	Total Collateralized Mortgage Obligations (Cost $2,968)	2,980

Commercial Mortgage-Backed Securities — 0.3%
100	Nomura Asset Securities Corp., Series 1998-D6, Class A4, VAR, 7.904%, 03/15/30	102

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
56	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	60

	Total Commercial Mortgage-Backed Securities (Cost $168)	162

Corporate Bonds — 19.6%
	Consumer Discretionary — 0.7%
	Auto Components — 0.1%
65	Johnson Controls, Inc., 4.875%, 09/15/13	68

	Automobiles — 0.1%
70	Daimler Finance North America LLC, 6.500%, 11/15/13	75

	Broadcasting & Cable TV — 0.1%
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
24	3.125%, 02/15/16	25
45	3.500%, 03/01/16	48

		73

	Internet Retail — 0.1%
30	eBay, Inc., 1.625%, 10/15/15	31

	Media — 0.3%
40	Comcast Corp., 6.500%, 01/15/15	45
40	Discovery Communications LLC, 3.700%, 06/01/15	43
50	NBCUniversal Media LLC, 2.875%, 04/01/16	53
30	Viacom, Inc., 6.250%, 04/30/16	35

		176

	Specialty Retail — 0.0% (g)
20	Lowe’s Cos., Inc., 1.625%, 04/15/17	20

	Total Consumer Discretionary	443

	Consumer Staples — 1.7%
	Beverages — 0.8%
16	Anheuser-Busch InBev Worldwide, Inc., 1.500%, 07/14/14	16
	Bottling Group LLC,
45	5.000%, 11/15/13	48
65	6.950%, 03/15/14	71
160	Coca-Cola Co. (The), 3.625%, 03/15/14	168
21	Diageo Capital plc, (United Kingdom), 1.500%, 05/11/17	22
85	PepsiCo, Inc., 3.750%, 03/01/14	89
50	SABMiller plc, (United Kingdom), 5.700%, 01/15/14 (e)	53

		467

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.1%
	Kroger Co. (The),
20	3.900%, 10/01/15	22
20	7.500%, 01/15/14	22
45	Wal-Mart Stores, Inc., 7.250%, 06/01/13	47

		91

	Food Products — 0.8%
120	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	124
50	Cargill, Inc., 4.375%, 06/01/13 (e)	51
35	General Mills, Inc., 5.250%, 08/15/13	37
	Kellogg Co.,
10	1.750%, 05/17/17	10
15	4.450%, 05/30/16	17
200	Kraft Foods, Inc., 4.125%, 02/09/16	219

		458

	Total Consumer Staples	1,016

	Energy — 0.8%
	Energy Equipment & Services — 0.1%
8	Cameron International Corp., 1.600%, 04/30/15	8
3	Noble Holding International Ltd., (Cayman Islands), 2.500%, 03/15/17	3
20	Transocean, Inc., (Cayman Islands), 5.050%, 12/15/16	22

		33

	Oil, Gas & Consumable Fuels — 0.7%
15	Anadarko Petroleum Corp., 5.750%, 06/15/14	16
35	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	37
40	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	41
40	Devon Energy Corp., 1.875%, 05/15/17	41
30	PC Financial Partnership, 5.000%, 11/15/14	33
43	Petrobras International Finance Co., (Cayman Islands), 3.500%, 02/06/17	45
	Shell International Finance B.V., (Netherlands),
30	1.875%, 03/25/13	30
15	3.100%, 06/28/15	16
35	4.000%, 03/21/14	37
100	Statoil ASA, (Norway), 5.125%, 04/30/14 (e)	107
29	Total Capital S.A., (France), 3.000%, 06/24/15	31

		434

	Total Energy	467

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	243

JPMorgan Short Term Bond Fund II

(in liquidation)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Financials — 11.2%
	Capital Markets — 2.2%
200	Bank of New York Mellon Corp. (The), 4.500%, 04/01/13	204
100	BlackRock, Inc., 3.500%, 12/10/14	107
45	Charles Schwab Corp. (The), 4.950%, 06/01/14	48
	Credit Suisse USA, Inc.,
200	4.875%, 01/15/15	216
50	5.125%, 08/15/15	55
85	Jefferies Group, Inc., 3.875%, 11/09/15	85
	Morgan Stanley,
100	5.375%, 10/15/15	105
280	6.750%, 10/15/13	294
15	Nomura Holdings, Inc., (Japan), 4.125%, 01/19/16	16
60	Northern Trust Corp., 5.500%, 08/15/13	63
135	State Street Corp., 4.300%, 05/30/14	143

		1,336

	Commercial Banks — 3.0%
	Bank of America Corp.,
400	4.500%, 04/01/15	426
50	4.900%, 05/01/13	51
45	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	48
110	Barclays Bank plc, (United Kingdom), 5.200%, 07/10/14	116
240	BB&T Corp., 5.200%, 12/23/15	267
20	Canadian Imperial Bank of Commerce, (Canada), 2.350%, 12/11/15	21
	Deutsche Bank AG, (Germany),
175	3.875%, 08/18/14	184
100	4.875%, 05/20/13	103
30	Fifth Third Bancorp, 3.625%, 01/25/16	32
100	National City Corp., 4.900%, 01/15/15	109
65	SunTrust Banks, Inc., 3.600%, 04/15/16	69
250	U.S. Bank N.A., 6.300%, 02/04/14	270
128	Westpac Banking Corp., (Australia), 3.000%, 12/09/15	135

		1,831

	Consumer Finance — 1.5%
	American Express Credit Corp.,
65	5.125%, 08/25/14	71
65	5.875%, 05/02/13	67
	Capital One Financial Corp.,
70	3.150%, 07/15/16	74
20	7.375%, 05/23/14	22

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — Continued
320	HSBC Finance Corp., 5.000%, 06/30/15	344
	John Deere Capital Corp.,
21	0.875%, 04/17/15	21
200	5.250%, 10/01/12	201
	Toyota Motor Credit Corp.,
30	2.050%, 01/12/17	31
55	3.200%, 06/17/15	59

		890

	Diversified Financial Services — 3.9%
	BP Capital Markets plc, (United Kingdom),
57	1.846%, 05/05/17	58
80	3.625%, 05/08/14	84
	Caterpillar Financial Services Corp.,
150	4.900%, 08/15/13	156
50	6.125%, 02/17/14	54
	Citigroup, Inc.,
45	6.375%, 08/12/14	49
520	6.500%, 08/19/13	547
110	CME Group, Inc., 5.400%, 08/01/13	115
20	ERAC USA Finance LLC, 2.750%, 07/01/13 (e)	20
	General Electric Capital Corp.,
1,000	4.750%, 09/15/14	1,074
125	5.900%, 05/13/14	136
50	NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	52
20	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	20

		2,365

	Insurance — 0.4%
50	Allstate Corp. (The), 6.200%, 05/16/14	55
40	CNA Financial Corp., 5.850%, 12/15/14	43
100	Metropolitan Life Global Funding I, 2.000%, 01/10/14 (e)	101
20	Travelers Cos., Inc. (The), 6.250%, 06/20/16	24

		223

	Real Estate Investment Trusts (REITs) — 0.2%
35	ERP Operating LP, 5.250%, 09/15/14	38
50	HCP, Inc., 7.072%, 06/08/15	56
	Simon Property Group LP,
13	4.200%, 02/01/15	14
15	6.100%, 05/01/16	17

		125

	Total Financials	6,770

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Health Care — 0.1%
	Biotechnology — 0.1%
19	Amgen, Inc., 2.300%, 06/15/16	20

	Health Care Providers & Services — 0.0% (g)
15	Aetna, Inc., 1.750%, 05/15/17	15

	Total Health Care	35

	Industrials — 0.9%
	Aerospace & Defense — 0.4%
150	Boeing Co. (The), 5.125%, 02/15/13	153
100	Honeywell International, Inc., 3.875%, 02/15/14	105

		258

	Commercial Services & Supplies — 0.0% (g)
10	Pitney Bowes, Inc., 4.875%, 08/15/14	10

	Electrical Equipment — 0.0% (g)
10	ABB Finance USA, Inc., 1.625%, 05/08/17	10

	Industrial Conglomerates — 0.1%
34	Danaher Corp., 1.300%, 06/23/14	34
30	Ingersoll-Rand Global Holding Co. Ltd., (Bermuda), 9.500%, 04/15/14	34

		68

	Machinery — 0.1%
40	PACCAR, Inc., 6.875%, 02/15/14	44

	Road & Rail — 0.3%
	Canadian National Railway Co., (Canada),
20	4.400%, 03/15/13	20
30	4.950%, 01/15/14	32
15	Norfolk Southern Corp., 7.700%, 05/15/17	19
70	Union Pacific Corp., 5.450%, 01/31/13	72

		143

	Total Industrials	533

	Information Technology — 1.6%
	Communications Equipment — 0.1%
50	Cisco Systems, Inc., 5.500%, 02/22/16	58

	Computers & Peripherals — 0.3%
59	Dell, Inc., 3.100%, 04/01/16	63
120	Hewlett-Packard Co., 6.125%, 03/01/14	128

		191

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
25	3.375%, 11/01/15	26
30	6.875%, 07/01/13	32

		58

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.2%
50	HP Enterprise Services LLC, 6.000%, 08/01/13	52
60	International Business Machines Corp., 4.750%, 11/29/12	61

		113

	Office Electronics — 0.2%
110	Xerox Corp., 8.250%, 05/15/14	122

	Semiconductors & Semiconductor Equipment — 0.2%
37	Intel Corp., 1.950%, 10/01/16	39
40	National Semiconductor Corp., 3.950%, 04/15/15	43
34	Texas Instruments, Inc., 2.375%, 05/16/16	36

		118

	Software — 0.5%
30	Intuit, Inc., 5.750%, 03/15/17	35
140	Microsoft Corp., 2.950%, 06/01/14	146
140	Oracle Corp., 4.950%, 04/15/13	144

		325

	Total Information Technology	985

	Materials — 0.7%
	Chemicals — 0.4%
40	Dow Chemical Co. (The), 7.600%, 05/15/14	44
	E.I. du Pont de Nemours & Co.,
29	1.950%, 01/15/16	30
45	3.250%, 01/15/15	48
33	5.000%, 01/15/13	34
50	Potash Corp. of Saskatchewan, Inc., (Canada), 3.750%, 09/30/15	54

		210

	Metals & Mining — 0.3%
	BHP Billiton Finance USA Ltd., (Australia),
71	1.125%, 11/21/14	72
20	1.625%, 02/24/17	20
	Freeport-McMoRan Copper & Gold, Inc.,
20	1.400%, 02/13/15	20
14	2.150%, 03/01/17	14
70	Rio Tinto Finance USA Ltd., (Australia), 8.950%, 05/01/14	80

		206

	Total Materials	416

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.5%
130	France Telecom S.A., (France), 4.375%, 07/08/14	137

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	245

JPMorgan Short Term Bond Fund II

(in liquidation)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
50	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	52
125	Verizon Communications, Inc., 2.000%, 11/01/16	131

		320

	Wireless Telecommunication Services — 0.4%
120	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	128
70	Vodafone Group plc, (United Kingdom), 4.150%, 06/10/14	74

		202

	Total Telecommunication Services	522

	Utilities — 1.0%
	Electric Utilities — 0.4%
17	Commonwealth Edison Co., 1.950%, 09/01/16	18
	Duke Energy Corp.,
30	3.950%, 09/15/14	32
38	6.300%, 02/01/14	41
50	Nisource Finance Corp., 6.150%, 03/01/13	51
15	Progress Energy, Inc., 6.050%, 03/15/14	16
20	Southern California Edison Co., 4.150%, 09/15/14	21
	Southern Co. (The),
12	1.950%, 09/01/16	12
10	4.150%, 05/15/14	11
50	Spectra Energy Capital LLC, 5.668%, 08/15/14	54

		256

	Gas Utilities — 0.4%
85	Atmos Energy Corp., 4.950%, 10/15/14	92
80	Southern California Gas Co., 5.500%, 03/15/14	86
35	TransCanada PipeLines Ltd., (Canada), 4.000%, 06/15/13	36

		214

	Multi-Utilities — 0.2%
130	Dominion Resources, Inc., 5.700%, 09/17/12	130
20	PG&E Corp., 5.750%, 04/01/14	22

		152

	Total Utilities	622

	Total Corporate Bonds (Cost $11,496)	11,809

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
100	2.950%, 02/05/15	106

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

45	4.100%, 06/16/14	48

	Total Foreign Government Securities (Cost $145)	154

Mortgage Pass-Through Securities — 1.7%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
120	4.500%, 04/01/25	129
130	5.500%, 11/01/21	142
171	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.000%, 10/01/24	187
116	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family, 6.000%, 06/01/34	131
108	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 04/01/21	115
125	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/23	138
150	Federal National Mortgage Association, 30 Year, Single Family, 5.500%, 04/01/37	166

	Total Mortgage Pass-Through Securities (Cost $996)	1,008

Supranational — 0.1%
38	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $38)	40

U.S. Government Agency Securities — 33.2%
	Federal Farm Credit Banks,
400	2.625%, 04/17/14	415
685	4.900%, 03/06/13	702
	Federal Home Loan Bank,
2,500	1.875%, 06/21/13	2,533
4,000	3.125%, 12/13/13	4,147
	Federal Home Loan Mortgage Corp.,
1,350	1.000%, 08/20/14	1,367
650	1.000%, 03/08/17	658
650	2.500%, 05/27/16	697
	Federal National Mortgage Association,
1,800	0.500%, 05/27/15	1,806
300	1.250%, 09/28/16	308
500	2.375%, 07/28/15	529
200	2.500%, 05/15/14	208
2,703	4.000%, 03/27/13	2,761
2,000	4.375%, 03/15/13	2,044
1,400	4.625%, 10/15/13	1,469
400	4.750%, 02/21/13	408

	Total U.S. Government Agency Securities (Cost $19,778)	20,052

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — 31.6%
	U.S. Treasury Notes,
100	0.375%, 06/15/15	100
2,500	0.500%, 11/15/13 (m)	2,509
500	0.625%, 02/28/13	501
200	0.625%, 05/31/17	201
300	0.750%, 08/15/13	302
1,000	0.875%, 11/30/16	1,017
750	0.875%, 01/31/17	762
600	0.875%, 02/28/17	610
350	1.000%, 05/15/14	355
350	1.000%, 08/31/16	358
1,000	1.000%, 10/31/16	1,022
125	1.000%, 03/31/17	128
1,040	1.125%, 06/15/13	1,048
310	1.250%, 04/15/14	315
450	1.250%, 10/31/15	463
1,420	1.375%, 02/15/13	1,428
400	1.375%, 11/30/15	413
290	1.500%, 06/30/16	302
200	1.500%, 07/31/16	208
900	1.750%, 07/31/15	938
260	1.750%, 05/31/16	273
2,500	2.000%, 11/30/13 (m)	2,555
800	2.000%, 04/30/16	847

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

290	2.125%, 05/31/15	305
415	2.125%, 02/29/16	440
300	2.375%, 03/31/16	321
80	2.375%, 07/31/17	87
215	2.500%, 04/30/15	228
100	2.500%, 06/30/17	109
250	2.625%, 04/30/16	270
170	2.750%, 05/31/17	187
400	3.125%, 04/30/17	447

	Total U.S. Treasury Obligations (Cost $18,779)	19,049

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
660	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $660)	660

	Total Investments — 98.6% (Cost $58,651)	59,502
	Other Assets in Excess of Liabilities — 1.4%	857

	NET ASSETS — 100.0%	$60,359

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	247

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — 18.5%
	Federal Farm Credit Banks,
9,745	4.000%, 05/21/13	10,008
25,000	4.350%, 09/02/14 (m)	27,012
500	6.270%, 01/26/16	597
9,400	Federal Home Loan Bank, 5.310%, 12/28/12	9,554
4,000	Financing Corp. Fico, Zero Coupon, 11/30/17	3,744
5,223	New Valley Generation I, 7.299%, 03/15/19	6,235
4,094	New Valley Generation II, 5.572%, 05/01/20	4,766

	Total U.S. Government Agency Securities (Cost $58,787)	61,916

U.S. Treasury Obligations — 74.8%
1,000	U.S. Treasury Inflation Indexed Note, 1.250%, 04/15/14	1,126
	U.S. Treasury Notes,
20,000	0.875%, 12/31/16	20,327
21,140	1.375%, 02/15/13	21,256
4,000	1.375%, 11/30/15	4,134
7,000	1.750%, 04/15/13	7,067
20,000	1.750%, 07/31/15	20,839
12,000	1.875%, 04/30/14	12,327
70,000	2.000%, 11/30/13	71,553
15,000	2.000%, 01/31/16	15,838

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10,000	2.000%, 04/30/16	10,588
5,000	2.125%, 11/30/14	5,209
8,000	2.375%, 10/31/14	8,366
28,000	2.625%, 02/29/16	30,205
15,000	2.625%, 04/30/16	16,221
4,000	3.250%, 12/31/16	4,472

	Total U.S. Treasury Obligations (Cost $245,405)	249,528

SHARES
Short-Term Investment — 6.2%
	Investment Company — 6.2%
20,587	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.010%, (b) (l) (Cost $20,587)	20,587

	Total Investments — 99.5% (Cost $324,779)	332,031
	Other Assets in Excess of Liabilities — 0.5%	1,598

	NET ASSETS — 100.0%	$333,629

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited)

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2012.
AUD	— Australian Dollar
BRL	— Brazilian Real
CDX	— Credit Default Swap Index
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of August 31, 2012. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CPI-U	— Consumer Price Index for All Urban Customers
DIP	— Debtor-in-Possession
ESOP	— Employee Stock Ownership Program
EUR	— Euro
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2012. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PHP	— Philippine Peso
PIK	— Payment-in-Kind
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S.

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2012.
TRY	— New Turkish Lira
UYU	— Uruguayan Peso
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2012.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Core Bond Fund	$363,487	1.3%
	Core Plus Bond Fund	35,622	1.3
	High Yield Fund	80,989	0.7
	Mortgage-Backed Securities Fund	79.402	1.9
	Short Duration Bond Fund	23,028	0.2

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of August 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	249

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2012.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of August 31, 2012.

~

—  Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

^	— All or a portion of the security is unsettled as of August 31, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
#	— Security is distressed as of August 31, 2012. The rate at which income is accrued on the security is lower than the stated PIK coupon rate.
†	— The following approximates the value of investments restricted as collateral for swaps to various brokers (amounts in thousands):

Fund	Value
High Yield Fund	$1,040
Inflation Managed Bond Fund	6,350

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$26,978,108	$2,614,871	$1,801,602
Investments in affiliates, at value	816,901	153,998	103,756

Total investment securities, at value	27,795,009	2,768,869	1,905,358
Cash	25	55	—
Foreign currency, at value	—	13	—
Receivables:
Investment securities sold	5,104	9,157	66
Fund shares sold	106,044	8,204	3,053
Interest and dividends from non-affiliates	128,044	21,683	6,260
Dividends from affiliates	91	23	—	(a)
Variation margin on futures contracts	—	1	—
Unrealized appreciation on forward foreign currency exchange contracts	—	51	—
Outstanding swap contracts, at value	—	343	—
Other assets	—	146	—

Total Assets	28,034,317	2,808,545	1,914,737

LIABILITIES:
Payables:
Dividends	7,044	3,906	2,286
Investment securities purchased	74,129	11,795	25,911
Fund shares redeemed	32,358	2,130	1,128
Unrealized depreciation on forward foreign currency exchange contracts	—	44	—
Accrued liabilities:
Investment advisory fees	6,852	653	452
Administration fees	382	86	120
Shareholder servicing fees	3,264	473	59
Distribution fees	3,058	435	304
Custodian and accounting fees	221	59	20
Collateral management fees	—	1	—
Trustees’ and Chief Compliance Officer’s fees	27	1	—
Other	1,963	3,201	374

Total Liabilities	129,298	22,784	30,654

Net Assets	$27,905,019	$2,785,761	$1,884,083

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid-in-Capital	$25,990,659	$2,895,648	$1,680,889
Accumulated undistributed (distributions in excess of) net investment income	11,409	1,586	(199)
Accumulated net realized gains (losses)	33,648	(271,014)	(116)
Net unrealized appreciation (depreciation)	1,869,303	159,541	203,509

Total Net Assets	$27,905,019	$2,785,761	$1,884,083

Net Assets:
Class A	$6,342,636	$530,748	$691,030
Class B	48,565	4,336	10,122
Class C	2,640,158	512,447	213,368
Class R2	97,619	9,028	44,519
Class R5	222,846	—	—
Class R6	4,239,589	178,515	—
Institutional Class	—	49,826	—
Select Class	14,313,606	1,500,861	925,044

Total	$27,905,019	$2,785,761	$1,884,083

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	523,324	62,429	58,921
Class B	4,008	507	864
Class C	216,815	60,047	18,259
Class R2	8,064	1,062	3,799
Class R5	18,415	—	—
Class R6	349,824	21,004	—
Institutional Class	—	5,857	—
Select Class	1,181,982	176,614	78,914

Net Asset Value (a):
Class A — Redemption price per share	$12.12	$8.50	$11.73
Class B — Offering price per share (b)	12.12	8.55	11.72
Class C — Offering price per share (b)	12.18	8.53	11.69
Class R2 — Offering and redemption price per share	12.11	8.50	11.72
Class R5 — Offering and redemption price per share	12.10	—	—
Class R6 — Offering and redemption price per share	12.12	8.50	—
Institutional Class — Offering and redemption price per share	—	8.51	—
Select Class — Offering and redemption price per share	12.11	8.50	11.72
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.59	$8.83	$12.19

Cost of investments in non-affiliates	$25,108,805	$2,453,415	$1,598,093
Cost of investments in affiliates	816,901	153,998	103,756
Cost of foreign currency	—	13	—
Premiums paid on swaps	—	2,279	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	253

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund	Inflation Managed Bond Fund		Limited Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$10,968,773	$1,343,308		$346,284
Investments in affiliates, at value	651,006	26,388		41,163
Investments in affiliates — restricted, at value	1,040	6,350		—

Total investment securities, at value	11,620,819	1,376,046		387,447
Cash	16,141	—		—
Receivables:
Investment securities sold	312,409	—		48
Fund shares sold	36,726	5,673		683
Interest and dividends from non-affiliates	194,026	6,699		763
Dividends from affiliates	43	3		5
Outstanding swap contracts, at value	—	2,950		—
Due from Advisor	—	—		28

Total Assets	12,180,164	1,391,371		388,974

LIABILITIES:
Payables:
Dividends	27,691	930		319
Investment securities purchased	118,269	5,435		—
Fund shares redeemed	21,794	408		201
Outstanding swap contracts, at value	655	7,516		—
Accrued liabilities:
Investment advisory fees	6,500	396		—
Administration fees	615	73		—
Shareholder servicing fees	820	84		64
Distribution fees	452	44		47
Custodian and accounting fees	87	11		17
Collateral management fees	1	3		—
Trustees’ and Chief Compliance Officer’s fees	8	—	(a)	1
Proxy fees	—	—		48
Other	1,091	98		62

Total Liabilities	177,983	14,998		759

Net Assets	$12,002,181	$1,376,373		$388,215

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
NET ASSETS:
Paid-in-Capital	$11,531,849	$1,337,182	$498,048
Accumulated undistributed (distributions in excess of) net investment income	11,003	131	(412)
Accumulated net realized gains (losses)	32,327	5,870	(80,005)
Net unrealized appreciation (depreciation)	427,002	33,190	(29,416)

Total Net Assets	$12,002,181	$1,376,373	$388,215

Net Assets:
Class A	$1,090,010	$171,002	$52,949
Class B	9,696	—	251
Class C	335,933	5,691	56,405
Class R2	14,611	10,879	—
Class R5	72,857	58	—
Class R6	1,726,022	197,599	9,610
Select Class	8,753,052	991,144	269,000

Total	$12,002,181	$1,376,373	$388,215

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	136,473	15,835	5,474
Class B	1,211	—	26
Class C	42,015	527	5,891
Class R2	1,832	1,007	—
Class R5	9,076	5	—
Class R6	215,391	18,292	992
Select Class	1,091,559	91,756	27,816

Net Asset Value (a):
Class A — Redemption price per share	$7.99	$10.80	$9.67
Class B — Offering price per share (b)	8.01	—	9.60
Class C — Offering price per share (b)	8.00	10.79	9.57
Class R2 — Offering and redemption price per share	7.97	10.81	—
Class R5 — Offering and redemption price per share	8.03	10.84	—
Class R6 — Offering and redemption price per share	8.01	10.80	9.68
Select Class — Offering and redemption price per share	8.02	10.80	9.67
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.30	$11.22	$9.89

Cost of investments in non-affiliates	$10,541,949	$1,305,552	$375,700
Cost of investments in affiliates	651,006	26,388	41,163
Cost of investments in affiliates — restricted	1,040	6,350	—
Premiums received on swaps	833	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	255

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund		Short Term Bond Fund II (in liquidation)		Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$3,809,610		$11,711,706		$58,842		$311,444
Investments in affiliates, at value	416,514		161,975		660		20,587

Total investment securities, at value	4,226,124		11,873,681		59,502		332,031
Cash	197		—		—		—
Receivables:
Investment securities sold	366		1,194		623		—
Fund shares sold	13,963		23,793		1		162
Interest from non-affiliates	12,511		62,503		397		1,907
Dividends from affiliates	42		—	(a)	—	(a)	—	(a)
Prepaid expenses	11		18		—		—

Total Assets	4,253,214		11,961,189		60,523		334,100

LIABILITIES:
Payables:
Dividends	2,411		8,755		33		118
Investment securities purchased	120,481		4,066		—		—
Fund shares redeemed	8,413		26,984		33		127
Accrued liabilities:
Investment advisory fees	641		2,464		7		80
Administration fees	—		264		—		21
Shareholder servicing fees	261		1,676		7		—
Distribution fees	66		235		17		18
Custodian and accounting fees	59		72		5		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		—	(a)	1
Transfer agent fees	13		160		3		50
Printing and mailing costs	44		222		13		14
Audit fees	32		52		43		31
Other	4		12		3		5

Total Liabilities	132,425		44,963		164		471

Net Assets	$4,120,789		$11,916,226		$60,359		$333,629

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Term Bond Fund II (in liquidation)	Treasury & Agency Fund
NET ASSETS:
Paid-in-Capital	$3,943,968	$11,736,413	$119,072	$324,766
Accumulated undistributed (distributions in excess of) net investment income	2,061	2,210	(62)	59
Accumulated net realized gains (losses)	(6,308)	2,063	(59,502)	1,552
Net unrealized appreciation (depreciation)	181,068	175,540	851	7,252

Total Net Assets	$4,120,789	$11,916,226	$60,359	$333,629

Net Assets:
Class A	$315,900	$280,659	$3,836	$83,553
Class B	—	1,094	—	369
Class C	664	271,645	—	—
Class M	—	—	55,063	—
Class R6	1,853,462	3,932,228	—	—
Select Class	1,950,763	7,430,600	1,460	249,707

Total	$4,120,789	$11,916,226	$60,359	$333,629

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	26,595	25,514	439	8,583
Class B	—	98	—	38
Class C	57	24,538	—	—
Class M	—	—	6,298	—
Class R6	159,372	356,995	—	—
Select Class	167,784	674,656	167	25,683

Net Asset Value (a):
Class A — Redemption price per share	$11.88	$11.00	$8.74	$9.73
Class B — Offering price per share (b)	—	11.11	—	9.71
Class C — Offering price per share (b)	11.62	11.07	—	—
Class M — Redemption price per share	—	—	8.74	—
Class R6 — Offering and redemption price per share	11.63	11.01	—	—
Select Class — Offering and redemption price per share	11.63	11.01	8.76	9.72
Class A maximum sales charge	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.34	$11.25	$8.94	$9.95

Class M maximum sales charge	—	—	1.50%	—
Class M maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$—	$—	$8.87	$—

Cost of investments in non-affiliates	$3,628,542	$11,536,166	$57,991	$304,192
Cost of investments in affiliates	416,514	161,975	660	20,587

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	257

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund	Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$474,636		$57,259	$30,747
Dividend income from non-affiliates	—		335	—
Dividend income from affiliates	862		227	3

Total investment income	475,498		57,821	30,750

EXPENSES:
Investment advisory fees	39,708		3,840	2,644
Administration fees	11,448		1,107	762
Distribution fees:
Class A	7,745		603	828
Class B	190		18	40
Class C	9,478		1,705	785
Class R2	207		13	86
Shareholder servicing fees:
Class A	7,745		603	828
Class B	64		6	13
Class C	3,159		569	262
Class R2	103		7	43
Class R5	53		—	—
Institutional Class	—		23	—
Select Class	17,004		1,818	1,057
Custodian and accounting fees	742		190	61
Collateral management fees	1		3	—
Interest expense to affiliates	—		— (a)	—
Professional fees	148		69	44
Trustees’ and Chief Compliance Officer’s fees	150		13	6
Printing and mailing costs	976		58	44
Registration and filing fees	285		73	40
Transfer agent fees	7,378		353	713
Other	68		14	8

Total expenses	106,652		11,085	8,264

Less amounts waived	(18,504)		(1,212)	(2,052)
Less earnings credits	—	(a)	—	—

Net expenses	88,148		9,873	6,212

Net investment income (loss)	387,350		47,948	24,538

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,079		(2,711)	—
Futures	—		18	—
Foreign currency transactions	—		(106)	—
Swaps	—		(623)	—

Net realized gain (loss)	5,079		(3,422)	—

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	417,682		41,613	27,180
Futures	—		5	—
Foreign currency translations	—		(1)	—
Swaps	—		(1,928)	—

Change in net unrealized appreciation/depreciation	417,682		39,689	27,180

Net realized/unrealized gains (losses)	422,761		36,267	27,180

Change in net assets resulting from operations	$810,111		$84,215	$51,718

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$440,250	$17,831	$4,556
Interest income from affiliates	—	3	—
Dividend income from non-affiliates	3,401	—	—
Dividend income from affiliates	275	40	60

Total investment income	443,926	17,874	4,616

EXPENSES:
Investment advisory fees	38,419	2,321	505
Administration fees	5,113	573	175
Distribution fees:
Class A	1,355	201	64
Class B	39	—	1
Class C	1,158	19	207
Class R2	28	28	—
Shareholder servicing fees:
Class A	1,355	201	64
Class B	13	—	— (a)
Class C	386	7	69
Class R2	14	14	—
Class R5	15	— (a)	—
Select Class	10,887	1,204	365
Custodian and accounting fees	265	77	49
Collateral management fees	3	9	1
Professional fees	231	40	50
Trustees’ and Chief Compliance Officer’s fees	57	6	1
Printing and mailing costs	475	35	9
Registration and filing fees	148	47	32
Transfer agent fees	3,766	236	78
Other	31	7	65

Total expenses	63,758	5,025	1,735

Less amounts waived	(8,901)	(1,028)	(586)
Less earnings credits	(2)	—	—
Less expense reimbursements	—	—	(28)

Net expenses	54,855	3,997	1,121

Net investment income (loss)	389,071	13,877	3,495

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	31,765	560	(4,526)
Swaps	4,630	45	—

Net realized gain (loss)	36,395	605	(4,526)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	91,489	17,202	13,086
Swaps	(3,720)	(9,577)	—

Change in net unrealized appreciation/depreciation	87,769	7,625	13,086

Net realized/unrealized gains (losses)	124,164	8,230	8,560

Change in net assets resulting from operations	$513,235	$22,107	$12,055

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	259

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund	Short Term Bond Fund II (in liquidation)		Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$66,451		$106,491	$556		$2,995
Dividend income from affiliates	266		1	—	(a)	1

Total investment income	66,717		106,492	556		2,996

EXPENSES:
Investment advisory fees	6,079		14,278	79		550
Administration fees	1,502		4,940	27		159
Distribution fees:
Class A	356		341	5		112
Class B	—		5	—		1
Class C	—	(a)	1,084	—		—
Class M	—		—	101		—
Shareholder servicing fees:
Class A	356		341	5		112
Class B	—		2	—		1
Class C	—	(a)	361	—		—
Class M	—		—	72		—
Select Class	1,871		9,055	1		346
Custodian and accounting fees	212		267	25		17
Collateral management fees	—		1	1		—
Professional fees	53		98	53		33
Trustees’ and Chief Compliance Officer’s fees	17		58	—	(a)	2
Printing and mailing costs	61		216	10		7
Registration and filing fees	47		77	17		17
Transfer agent fees	168		400	5		46
Other	20		49	22		6

Total expenses	10,742		31,573	423		1,409

Less amounts waived	(4,991)		(3,352)	(117)		(479)

Net expenses	5,751		28,221	306		930

Net investment income (loss)	60,966		78,271	250		2,066

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	132		(127)	129		1,413

Change in net unrealized appreciation/depreciation of investments in non-affiliates	36,267		28,208	(104)		(1,895)

Net realized/unrealized gains (losses)	36,399		28,081	25		(482)

Change in net assets resulting from operations	$97,365		$106,352	$275		$1,584

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$387,350	$751,198	$47,948	$97,329
Net realized gain (loss)	5,079	95,877	(3,422)	5,619
Change in net unrealized appreciation/depreciation	417,682	802,652	39,689	43,365

Change in net assets resulting from operations	810,111	1,649,727	84,215	146,313

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(85,883)	(167,204)	(8,896)	(16,667)
From net realized gains	—	(10,390)	—	(66)
Class B
From net investment income	(536)	(1,627)	(69)	(212)
From net realized gains	—	(102)	—	(1)
Class C
From net investment income	(27,239)	(57,590)	(6,972)	(12,642)
From net realized gains	—	(4,104)	—	(60)
Class R2
From net investment income	(1,062)	(1,556)	(90)	(25)
From net realized gains	—	(104)	—	— (a)
Class R5
From net investment income	(3,308)	(6,125)	—	—
From net realized gains	—	(344)	—	—
Class R6
From net investment income	(59,353)	(101,474)	(2,452)	(5,451)
From net realized gains	—	(5,323)	—	(13)
Institutional Class
From net investment income	—	—	(903)	(1,794)
From net realized gains	—	—	—	(6)
Select Class
From net investment income	(199,767)	(415,417)	(27,281)	(60,457)
From net realized gains	—	(21,935)	—	(224)

Total distributions to shareholders	(377,148)	(793,295)	(46,663)	(97,618)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,883,507	4,473,640	475,582	156,718

NET ASSETS:
Change in net assets	3,316,470	5,330,072	513,134	205,413
Beginning of period	24,588,549	19,258,477	2,272,627	2,067,214

End of period	$27,905,019	$24,588,549	$2,785,761	$2,272,627

Accumulated undistributed (distributions in excess of) net investment income	$11,409	$1,207	$1,586	$301

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	261

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,538	$48,187	$389,071	$727,025
Net realized gain (loss)	—	2,828	36,395	92,444
Change in net unrealized appreciation/depreciation	27,180	87,815	87,769	(361,348)

Change in net assets resulting from operations	51,718	138,830	513,235	458,121

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,117)	(17,585)	(33,676)	(67,049)
From net realized gains	—	(929)	—	(20,119)
Class B
From net investment income	(108)	(367)	(286)	(823)
From net realized gains	—	(19)	—	(223)
Class C
From net investment income	(2,144)	(4,430)	(8,723)	(16,077)
From net realized gains	—	(289)	—	(4,993)
Class R2
From net investment income	(450)	(555)	(357)	(343)
From net realized gains	—	(31)	—	(105)
Class R5
From net investment income	—	—	(1,976)	(2,854)
From net realized gains	—	—	—	(911)
Class R6
From net investment income	—	—	(53,619)	(80,546)
From net realized gains	—	—	—	(24,047)
Select Class
From net investment income	(12,883)	(25,246)	(279,858)	(564,218)
From net realized gains	—	(1,151)	—	(160,198)

Total distributions to shareholders	(24,702)	(50,602)	(378,495)	(942,506)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	234,011	44,573	336,843	2,452,261

NET ASSETS:
Change in net assets	261,027	132,801	471,583	1,967,876
Beginning of period	1,623,056	1,490,255	11,530,598	9,562,722

End of period	$1,884,083	$1,623,056	$12,002,181	$11,530,598

Accumulated undistributed (distributions in excess of) net investment income	$(199)	$(35)	$11,003	$427

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,877	$19,836	$3,495	$8,224
Net realized gain (loss)	605	9,953	(4,526)	20
Change in net unrealized appreciation/depreciation	7,625	21,681	13,086	(605)

Change in net assets resulting from operations	22,107	51,470	12,055	7,639

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,593)	(2,260)	(382)	(1,046)
From net realized gains	—	(558)	—	—
Class B
From net investment income	—	—	(1)	(6)
Class C
From net investment income	(33)	(47)	(278)	(782)
From net realized gains	—	(18)	—	—
Class R2
From net investment income	(95)	(202)	—	—
From net realized gains	—	(55)	—	—
Class R5
From net investment income	(1)	(1)	—	—
From net realized gains	—	— (a)	—	—
Class R6
From net investment income	(2,013)	(2,475)	(64)	(85)
From net realized gains	—	(664)	—	—
Select Class
From net investment income	(9,962)	(14,952)	(2,544)	(5,955)
From net realized gains	—	(3,346)	—	—

Total distributions to shareholders	(13,697)	(24,578)	(3,269)	(7,874)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	179,935	733,633	(19,261)	1,632

NET ASSETS:
Change in net assets	188,345	760,525	(10,475)	1,397
Beginning of period	1,188,028	427,503	398,690	397,293

End of period	$1,376,373	$1,188,028	$388,215	$398,690

Accumulated undistributed (distributions in excess of) net investment income	$131	$(49)	$(412)	$(638)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	263

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$60,966	$120,438	$78,271	$169,431
Net realized gain (loss)	132	3,426	(127)	21,965
Change in net unrealized appreciation/depreciation	36,267	49,883	28,208	21,681

Change in net assets resulting from operations	97,365	173,747	106,352	213,077

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,262)	(8,707)	(1,443)	(3,453)
From net realized gains	—	—	—	(509)
Class B
From net investment income	—	—	(3)	(14)
From net realized gains	—	—	—	(3)
Class C (a)
From net investment income	(2)	—	(803)	(2,492)
From net realized gains	—	—	—	(580)
Class R6
From net investment income	(29,301)	(71,956)	(27,541)	(60,494)
From net realized gains	—	—	—	(6,372)
Select Class
From net investment income	(25,578)	(39,985)	(46,760)	(102,925)
From net realized gains	—	—	—	(12,400)

Total distributions to shareholders	(59,143)	(120,648)	(76,550)	(189,242)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,023,348	783,092	851,248	700,670

NET ASSETS:
Change in net assets	1,061,570	836,191	881,050	724,505
Beginning of period	3,059,219	2,223,028	11,035,176	10,310,671

End of period	$4,120,789	$3,059,219	$11,916,226	$11,035,176

Accumulated undistributed (distributions in excess of) net investment income	$2,061	$238	$2,210	$489

(a)	Commencement of offering of class of shares effective July 2, 2012 for Mortgage-Backed Securities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Short Term Bond Fund II		Treasury & Agency Fund
	Six Months Ended 8/31/2012 (in liquidation) (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$250	$795	$2,066	$5,766
Net realized gain (loss)	129	408	1,413	3,459
Change in net unrealized appreciation/depreciation	(104)	(208)	(1,895)	(883)

Change in net assets resulting from operations	275	995	1,584	8,342

Net equalization credits (debits)	(2)	(9)	—	—

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19)	(89)	(400)	(1,011)
Return of capital	—	(28)	—	—
From net realized gains	—	—	—	(866)
Class B
From net investment income	—	—	(1)	(3)
From net realized gains	—	—	—	(5)
Class M
From net investment income	(215)	(1,132)	—	—
Return of capital	—	(350)	—	—
Select Class
From net investment income	(9)	(31)	(1,579)	(4,411)
Return of capital	—	(7)	—	—
From net realized gains	—	—	—	(3,255)

Total distributions to shareholders	(243)	(1,637)	(1,980)	(9,551)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(4,966)	(18,657)	(70,975)	(65,660)

NET ASSETS:
Change in net assets	(4,936)	(19,308)	(71,371)	(66,869)
Beginning of period	65,295	84,603	405,000	471,869

End of period	$60,359	$65,295	$333,629	$405,000

Accumulated undistributed (distributions in excess of) net investment income	$(62)	$(69)	$59	$(27)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	265

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,391,114	$3,237,584	$150,256	$213,708
Dividends and distributions reinvested	82,610	167,616	8,564	14,788
Cost of shares redeemed	(1,168,525)	(1,636,587)	(59,451)	(139,858)

Change in net assets resulting from Class A capital transactions	$305,199	$1,768,613	$99,369	$88,638

Class B
Proceeds from shares issued	$1,157	$3,665	$273	$1,052
Dividends and distributions reinvested	507	1,550	63	183
Cost of shares redeemed	(7,621)	(29,945)	(1,054)	(2,636)

Change in net assets resulting from Class B capital transactions	$(5,957)	$(24,730)	$(718)	$(1,401)

Class C
Proceeds from shares issued	$448,398	$787,975	$150,535	$203,046
Dividends and distributions reinvested	25,418	54,239	6,813	11,288
Cost of shares redeemed	(275,066)	(705,633)	(50,412)	(110,440)

Change in net assets resulting from Class C capital transactions	$198,750	$136,581	$106,936	$103,894

Class R2
Proceeds from shares issued	$35,711	$38,188	$8,922	$596
Dividends and distributions reinvested	907	1,353	86	17
Cost of shares redeemed	(7,460)	(11,441)	(997)	(58)

Change in net assets resulting from Class R2 capital transactions	$29,158	$28,100	$8,011	$555

Class R5
Proceeds from shares issued	$94,376	$110,448	$—	$—
Dividends and distributions reinvested	2,411	4,516	—	—
Cost of shares redeemed	(68,204)	(53,846)	—	—

Change in net assets resulting from Class R5 capital transactions	$28,583	$61,118	$—	$—

Class R6
Proceeds from shares issued	$1,215,872	$1,224,327	$114,098	$27,195
Dividends and distributions reinvested	55,615	100,309	1,714	2,676
Cost of shares redeemed	(317,112)	(546,737)	(3,280)	(125,950)

Change in net assets resulting from Class R6 capital transactions	$954,375	$777,899	$112,532	$(96,079)

Institutional Class
Proceeds from shares issued	$—	$—	$23,169	$42,118
Dividends and distributions reinvested	—	—	621	1,304
Cost of shares redeemed	—	—	(13,740)	(32,382)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$10,050	$11,040

Select Class
Proceeds from shares issued	$2,802,346	$5,238,417	$217,618	$202,775
Dividends and distributions reinvested	166,550	340,290	5,551	12,287
Cost of shares redeemed	(1,595,497)	(3,852,648)	(83,767)	(164,991)

Change in net assets resulting from Select Class capital transactions	$1,373,399	$1,726,059	$139,402	$50,071

Total change in net assets resulting from capital transactions	$2,883,507	$4,473,640	$475,582	$156,718

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	116,195	275,296	17,865	25,844
Reinvested	6,880	14,259	1,018	1,792
Redeemed	(97,587)	(139,217)	(7,066)	(16,943)

Change in Class A Shares	25,488	150,338	11,817	10,693

Class B
Issued	96	311	33	127
Reinvested	42	132	7	22
Redeemed	(637)	(2,574)	(125)	(318)

Change in Class B Shares	(499)	(2,131)	(85)	(169)

Class C
Issued	37,211	66,384	17,828	24,461
Reinvested	2,107	4,594	806	1,361
Redeemed	(22,835)	(60,129)	(5,972)	(13,331)

Change in Class C Shares	16,483	10,849	12,662	12,491

Class R2
Issued	2,983	3,246	1,059	72
Reinvested	76	115	10	2
Redeemed	(623)	(974)	(118)	(7)

Change in Class R2 Shares	2,436	2,387	951	67

Class R5
Issued	7,887	9,425	—	—
Reinvested	201	384	—	—
Redeemed	(5,686)	(4,573)	—	—

Change in Class R5 Shares	2,402	5,236	—	—

Class R6
Issued	101,472	104,207	13,531	3,327
Reinvested	4,631	8,545	204	324
Redeemed	(26,407)	(46,397)	(388)	(15,306)

Change in Class R6 Shares	79,696	66,355	13,347	(11,655)

Institutional Class
Issued	—	—	2,747	5,076
Reinvested	—	—	74	158
Redeemed	—	—	(1,634)	(3,902)

Change in Institutional Class Shares	—	—	1,187	1,332

Select Class
Issued	233,891	446,527	25,964	24,525
Reinvested	13,883	28,973	660	1,489
Redeemed	(133,140)	(327,134)	(9,979)	(20,005)

Change in Select Class Shares	114,634	148,366	16,645	6,009

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	267

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$216,998	$326,590	$261,479	$738,348
Dividends and distributions reinvested	6,473	12,481	30,744	76,054
Cost of shares redeemed	(157,675)	(230,354)	(318,149)	(521,842)
Redemption fees	—	—	—	9

Change in net assets resulting from Class A capital transactions	$65,796	$108,717	$(25,926)	$292,569

Class B
Proceeds from shares issued	$98	$481	$308	$658
Dividends and distributions reinvested	86	292	252	816
Cost of shares redeemed	(1,884)	(9,587)	(2,037)	(7,655)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class B capital transactions	$(1,700)	$(8,814)	$(1,477)	$(6,181)

Class C
Proceeds from shares issued	$37,133	$89,298	$71,243	$115,009
Dividends and distributions reinvested	1,972	4,163	7,446	16,966
Cost of shares redeemed	(30,439)	(73,235)	(27,067)	(86,722)
Redemption fees	—	—	—	3

Change in net assets resulting from Class C capital transactions	$8,666	$20,226	$51,622	$45,256

Class R2
Proceeds from shares issued	$25,256	$18,405	$8,819	$5,073
Dividends and distributions reinvested	231	227	277	293
Cost of shares redeemed	(6,666)	(10,359)	(1,715)	(1,780)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class R2 capital transactions	$18,821	$8,273	$7,381	$3,586

Class R5
Proceeds from shares issued	$—	$—	$24,657	$43,132
Dividends and distributions reinvested	—	—	1,892	3,545
Cost of shares redeemed	—	—	(5,258)	(21,763)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$21,291	$24,914

Class R6
Proceeds from shares issued	$—	$—	$442,710	$827,721
Dividends and distributions reinvested	—	—	42,343	75,212
Cost of shares redeemed	—	—	(238,499)	(329,773)
Redemption fees	—	—	—	10

Change in net assets resulting from Class R6 capital transactions	$—	$—	$246,554	$573,170

Select Class
Proceeds from shares issued	$268,283	$195,915	$1,762,077	$3,634,423
Dividends and distributions reinvested	2,858	4,870	130,486	285,758
Cost of shares redeemed	(128,713)	(284,614)	(1,855,165)	(2,401,309)
Redemption fees	—	—	—	75

Change in net assets resulting from Select Class capital transactions	$142,428	$(83,829)	$37,398	$1,518,947

Total change in net assets resulting from capital transactions	$234,011	$44,573	$336,843	$2,452,261

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	18,675	28,622	33,164	93,473
Reinvested	556	1,102	3,905	9,736
Redeemed	(13,583)	(20,333)	(40,497)	(66,177)

Change in Class A Shares	5,648	9,391	(3,428)	37,032

Class B
Issued	9	43	39	82
Reinvested	7	26	32	104
Redeemed	(163)	(865)	(258)	(943)

Change in Class B Shares	(147)	(796)	(187)	(757)

Class C
Issued	3,213	7,814	9,046	14,486
Reinvested	170	369	944	2,168
Redeemed	(2,632)	(6,553)	(3,433)	(11,002)

Change in Class C Shares	751	1,630	6,557	5,652

Class R2
Issued	2,174	1,616	1,130	639
Reinvested	20	20	35	37
Redeemed	(574)	(918)	(217)	(226)

Change in Class R2 Shares	1,620	718	948	450

Class R5
Issued	—	—	3,102	5,338
Reinvested	—	—	239	452
Redeemed	—	—	(665)	(2,692)

Change in Class R5 Shares	—	—	2,676	3,098

Class R6
Issued	—	—	55,771	104,498
Reinvested	—	—	5,360	9,625
Redeemed	—	—	(30,395)	(40,812)

Change in Class R6 Shares	—	—	30,736	73,311

Select Class
Issued	23,057	17,287	222,997	458,009
Reinvested	246	430	16,507	36,602
Redeemed	(11,063)	(25,960)	(235,811)	(301,621)

Change in Select Class Shares	12,240	(8,243)	3,693	192,990

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	269

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,646	$124,848	$8,803	$15,799
Dividends and distributions reinvested	1,403	2,448	341	838
Cost of shares redeemed	(13,222)	(24,314)	(5,489)	(37,965)

Change in net assets resulting from Class A capital transactions	$35,827	$102,982	$3,655	$(21,328)

Class B
Proceeds from shares issued	$—	$—	$27	$146
Dividends and distributions reinvested	—	—	1	5
Cost of shares redeemed	—	—	(68)	(684)

Change in net assets resulting from Class B capital transactions	$—	$—	$(40)	$(533)

Class C
Proceeds from shares issued	$1,737	$4,750	$11,817	$10,688
Dividends and distributions reinvested	33	65	262	711
Cost of shares redeemed	(419)	(881)	(11,241)	(23,666)

Change in net assets resulting from Class C capital transactions	$1,351	$3,934	$838	$(12,267)

Class R2
Proceeds from shares issued	$907	$16,176	$—	$—
Dividends and distributions reinvested	95	257	—	—
Cost of shares redeemed	(1,358)	(5,493)	—	—

Change in net assets resulting from Class R2 capital transactions	$(356)	$10,940	$—	$—

Class R5
Dividends and distributions reinvested	$1	$1	$—	$—

Change in net assets resulting from Class R5 capital transactions	$1	$1	$—	$—

Class R6
Proceeds from shares issued	$39,501	$127,370	$5,926	$241
Dividends and distributions reinvested	1,352	2,020	54	60
Cost of shares redeemed	(12,452)	(17,281)	(168)	(531)

Change in net assets resulting from Class R6 capital transactions	$28,401	$112,109	$5,812	$(230)

Select Class
Proceeds from shares issued	$214,073	$673,454	$9,152	$77,630
Dividends and distributions reinvested	2,374	5,771	512	1,247
Cost of shares redeemed	(101,736)	(175,558)	(39,190)	(42,887)

Change in net assets resulting from Select Class capital transactions	$114,711	$503,667	$(29,526)	$35,990

Total change in net assets resulting from capital transactions	$179,935	$733,633	$(19,261)	$1,632

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	4,449	11,820	928	1,673
Reinvested	131	232	36	89
Redeemed	(1,233)	(2,295)	(575)	(4,018)

Change in Class A Shares	3,347	9,757	389	(2,256)

Class B
Issued	—	—	3	15
Reinvested	—	—	— (a)	1
Redeemed	—	—	(7)	(73)

Change in Class B Shares	—	—	(4)	(57)

Class C
Issued	162	450	1,247	1,143
Reinvested	3	6	28	76
Redeemed	(39)	(83)	(1,186)	(2,532)

Change in Class C Shares	126	373	89	(1,313)

Class R2
Issued	85	1,532	—	—
Reinvested	9	24	—	—
Redeemed	(127)	(521)	—	—

Change in Class R2 Shares	(33)	1,035	—	—

Class R5
Reinvested	— (a)	— (a)	—	—

Change in Class R5 Shares	— (a)	— (a)	—	—

Class R6
Issued	3,684	12,071	620	25
Reinvested	126	191	5	6
Redeemed	(1,160)	(1,642)	(17)	(56)

Change in Class R6 Shares	2,650	10,620	608	(25)

Select Class
Issued	19,954	63,575	952	8,200
Reinvested	222	546	53	132
Redeemed	(9,472)	(16,617)	(4,085)	(4,545)

Change in Select Class Shares	10,704	47,504	(3,080)	3,787

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	271

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$114,676	$179,183	$72,993	$156,917
Dividends and distributions reinvested	4,023	7,956	1,354	3,566
Cost of shares redeemed	(61,899)	(111,826)	(54,469)	(151,573)

Change in net assets resulting from Class A capital transactions	$56,800	$75,313	$19,878	$8,910

Class B
Proceeds from shares issued	$—	$—	$18	$485
Dividends and distributions reinvested	—	—	3	14
Cost of shares redeemed	—	—	(339)	(1,229)

Change in net assets resulting from Class B capital transactions	$—	$—	$(318)	$(730)

Class C (a)
Proceeds from shares issued	$661	$—	$56,109	$136,801
Dividends and distributions reinvested	2	—	775	2,901
Cost of shares redeemed	— (b)	—	(82,992)	(164,985)

Change in net assets resulting from Class C capital transactions	$663	$—	$(26,108)	$(25,283)

Class R6
Proceeds from shares issued	$339,185	$109,623	$1,303,979	$2,828,419
Dividends and distributions reinvested	27,763	68,234	12,623	34,592
Cost of shares redeemed	(70,160)	(137,520)	(924,078)	(2,246,411)

Change in net assets resulting from Class R6 capital transactions	$296,788	$40,337	$392,524	$616,600

Select Class
Proceeds from shares issued	$887,764	$1,030,428	$2,263,374	$3,966,568
Dividends and distributions reinvested	15,984	26,656	6,967	13,530
Cost of shares redeemed	(234,651)	(389,642)	(1,805,069)	(3,878,925)

Change in net assets resulting from Select Class capital transactions	$669,097	$667,442	$465,272	$101,173

Total change in net assets resulting from capital transactions	$1,023,348	$783,092	$851,248	$700,670

(a)	Commencement of offering of class of shares effective July 2, 2012 for Mortgage-Backed Securities Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	9,722	15,364	6,650	14,292
Reinvested	341	684	124	325
Redeemed	(5,248)	(9,598)	(4,962)	(13,803)

Change in Class A Shares	4,815	6,450	1,812	814

Class B
Issued	—	—	2	44
Reinvested	—	—	— (b)	1
Redeemed	—	—	(31)	(111)

Change in Class B Shares	—	—	(29)	(66)

Class C (a)
Issued	57	—	5,081	12,382
Reinvested	— (b)	—	70	263
Redeemed	— (b)	—	(7,514)	(14,930)

Change in Class C Shares	57	—	(2,363)	(2,285)

Class R6
Issued	29,372	9,610	118,594	257,324
Reinvested	2,404	5,992	1,148	3,148
Redeemed	(6,081)	(11,987)	(84,071)	(204,160)

Change in Class R6 Shares	25,695	3,615	35,671	56,312

Select Class
Issued	76,821	90,151	205,964	360,863
Reinvested	1,385	2,337	634	1,232
Redeemed	(20,318)	(34,058)	(164,233)	(352,693)

Change in Select Class Shares	57,888	58,430	42,365	9,402

(a)	Commencement of offering of class of shares effective July 2, 2012 for Mortgage-Backed Securities Fund.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	273

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund II		Treasury & Agency Fund
	Six Months Ended 8/31/2012 (in liquidation) (Unaudited)	Year Ended 2/29/2012	Six Months Ended 8/31/2012 (Unaudited)	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$153	$1,251	$8,001	$36,901
Dividends and distributions reinvested	18	105	391	1,689
Cost of shares redeemed	(280)	(4,607)	(15,644)	(47,250)

Change in net assets resulting from Class A capital transactions	$(109)	$(3,251)	$(7,252)	$(8,660)

Class B
Proceeds from shares issued	$—	$—	$28	$76
Dividends and distributions reinvested	—	—	1	7
Cost of shares redeemed	—	—	(68)	(446)

Change in net assets resulting from Class B capital transactions	$—	$—	$(39)	$(363)

Class M
Cost of shares redeemed	$(4,935)	$(15,132)	$—	$—

Change in net assets resulting from Class M capital transactions	$(4,935)	$(15,132)	$—	$—

Select Class
Proceeds from shares issued	$101	$257	$61,094	$101,413
Dividends and distributions reinvested	4	18	661	2,735
Cost of shares redeemed	(27)	(549)	(125,439)	(160,785)

Change in net assets resulting from Select Class capital transactions	$78	$(274)	$(63,684)	$(56,637)

Total change in net assets resulting from capital transactions	$(4,966)	$(18,657)	$(70,975)	$(65,660)

SHARE TRANSACTIONS:
Class A
Issued	18	142	822	3,755
Reinvested	2	12	40	172
Redeemed	(32)	(521)	(1,607)	(4,794)

Change in Class A Shares	(12)	(367)	(745)	(867)

Class B
Issued	—	—	3	8
Reinvested	—	—	— (a)	1
Redeemed	—	—	(7)	(46)

Change in Class B Shares	—	—	(4)	(37)

Class M
Redeemed	(566)	(1,714)	—	—

Change in Class M Shares	(566)	(1,714)	—	—

Select Class
Issued	11	29	6,282	10,307
Reinvested	1	2	68	279
Redeemed	(3)	(62)	(12,901)	(16,370)

Change in Select Class Shares	9	(31)	(6,551)	(5,784)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$11.93	$0.17	(e)	$0.19	$0.36	$(0.17)	$—	$(0.17)
Year Ended February 29, 2012	11.46	0.40	(e)	0.49	0.89	(0.40)	(0.02)	(0.42)
Year Ended February 28, 2011	11.23	0.42	(e)	0.22	0.64	(0.41)	—	(0.41)
Year Ended February 28, 2010	10.59	0.55	(e)	0.64	1.19	(0.55)	—	(0.55)
Year Ended February 28, 2009	11.04	0.55	(e)	(0.46)	0.09	(0.54)	—	(0.54)
Year Ended February 29, 2008	10.67	0.48	(e)	0.37	0.85	(0.48)	—	(0.48)

Class B
Six Months Ended August 31, 2012 (Unaudited)	11.92	0.13	(e)	0.20	0.33	(0.13)	—	(0.13)
Year Ended February 29, 2012	11.45	0.33	(e)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.22	0.34	(e)	0.22	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2010	10.58	0.48	(e)	0.63	1.11	(0.47)	—	(0.47)
Year Ended February 28, 2009	11.03	0.47	(e)	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended February 29, 2008	10.66	0.41	(e)	0.37	0.78	(0.41)	—	(0.41)

Class C
Six Months Ended August 31, 2012 (Unaudited)	11.98	0.13	(e)	0.20	0.33	(0.13)	—	(0.13)
Year Ended February 29, 2012	11.51	0.33	(e)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.28	0.34	(e)	0.23	0.57	(0.34)	—	(0.34)
Year Ended February 28, 2010	10.65	0.46	(e)	0.65	1.11	(0.48)	—	(0.48)
Year Ended February 28, 2009	11.09	0.48	(e)	(0.45)	0.03	(0.47)	—	(0.47)
Year Ended February 29, 2008	10.73	0.42	(e)	0.35	0.77	(0.41)	—	(0.41)

Class R2
Six Months Ended August 31, 2012 (Unaudited)	11.91	0.16	(e)	0.19	0.35	(0.15)	—	(0.15)
Year Ended February 29, 2012	11.45	0.37	(e)	0.48	0.85	(0.37)	(0.02)	(0.39)
Year Ended February 28, 2011	11.22	0.39	(e)	0.22	0.61	(0.38)	—	(0.38)
Year Ended February 28, 2010	10.59	0.49	(e)	0.67	1.16	(0.53)	—	(0.53)
November 3, 2008 (f) through February 28, 2009	10.26	0.17	(e)	0.34	0.51	(0.18)	—	(0.18)

Class R5 (g)
Six Months Ended August 31, 2012 (Unaudited)	11.91	0.19	(e)	0.18	0.37	(0.18)	—	(0.18)
Year Ended February 29, 2012	11.44	0.43	(e)	0.49	0.92	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2011	11.21	0.45	(e)	0.22	0.67	(0.44)	—	(0.44)
Year Ended February 28, 2010	10.58	0.58	(e)	0.63	1.21	(0.58)	—	(0.58)
Year Ended February 28, 2009	11.02	0.58	(e)	(0.45)	0.13	(0.57)	—	(0.57)
Year Ended February 29, 2008	10.66	0.52	(e)	0.35	0.87	(0.51)	—	(0.51)

Class R6 (h)
Six Months Ended August 31, 2012 (Unaudited)	11.92	0.19	(e)	0.20	0.39	(0.19)	—	(0.19)
Year Ended February 29, 2012	11.46	0.44	(e)	0.48	0.92	(0.44)	(0.02)	(0.46)
Year Ended February 28, 2011	11.22	0.46	(e)	0.23	0.69	(0.45)	—	(0.45)
Year Ended February 28, 2010	10.59	0.59	(e)	0.63	1.22	(0.59)	—	(0.59)
Year Ended February 28, 2009	11.03	0.58	(e)	(0.45)	0.13	(0.57)	—	(0.57)
Year Ended February 29, 2008	10.67	0.52	(e)	0.36	0.88	(0.52)	—	(0.52)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	11.92	0.18	(e)	0.19	0.37	(0.18)	—	(0.18)
Year Ended February 29, 2012	11.45	0.42	(e)	0.49	0.91	(0.42)	(0.02)	(0.44)
Year Ended February 28, 2011	11.22	0.44	(e)	0.22	0.66	(0.43)	—	(0.43)
Year Ended February 28, 2010	10.58	0.56	(e)	0.64	1.20	(0.56)	—	(0.56)
Year Ended February 28, 2009	11.03	0.56	(e)	(0.46)	0.10	(0.55)	—	(0.55)
Year Ended February 29, 2008	10.67	0.50	(e)	0.35	0.85	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.12	3.01%	$6,342,636	0.74%	2.85%	0.96%	7%
11.93	7.89	5,937,341	0.75	3.40	0.98	20
11.46	5.75	3,982,404	0.74	3.62	0.97	24
11.23	11.45	3,154,129	0.73	4.94	0.97	18
10.59	0.87	1,322,130	0.75	5.12	0.98	18
11.04	8.21	780,006	0.75	4.51	0.99	14

12.12	2.77	48,565	1.39	2.20	1.46	7
11.92	7.17	53,729	1.40	2.78	1.48	20
11.45	5.06	76,034	1.39	2.98	1.46	24
11.22	10.71	118,596	1.38	4.37	1.47	18
10.58	0.21	80,648	1.40	4.42	1.48	18
11.03	7.49	78,048	1.40	3.86	1.49	14

12.18	2.77	2,640,158	1.39	2.20	1.46	7
11.98	7.15	2,400,830	1.40	2.76	1.48	20
11.51	5.04	2,181,719	1.39	2.97	1.47	24
11.28	10.65	2,326,774	1.38	4.12	1.47	18
10.65	0.33	250,444	1.40	4.46	1.48	18
11.09	7.38	133,975	1.40	3.86	1.49	14

12.11	2.98	97,619	0.99	2.59	1.21	7
11.91	7.54	67,044	1.00	3.14	1.23	20
11.45	5.51	37,096	0.99	3.36	1.22	24
11.22	11.16	14,608	0.98	4.41	1.22	18
10.59	5.00	63	1.00	4.96	1.25	18

12.10	3.16	222,846	0.44	3.14	0.51	7
11.91	8.21	190,711	0.45	3.70	0.53	20
11.44	6.06	123,327	0.44	3.91	0.51	24
11.21	11.69	470,155	0.43	5.26	0.53	18
10.58	1.26	259,552	0.45	5.43	0.53	18
11.02	8.41	177,019	0.45	4.82	0.54	14

12.12	3.27	4,239,589	0.39	3.19	0.46	7
11.92	8.16	3,221,144	0.40	3.75	0.48	20
11.46	6.22	2,334,504	0.39	3.98	0.47	24
11.22	11.72	1,144,420	0.39	5.36	0.47	18
10.59	1.30	754,336	0.40	5.41	0.48	18
11.03	8.48	782,067	0.40	4.86	0.48	14

12.11	3.09	14,313,606	0.57	3.01	0.71	7
11.92	8.09	12,717,750	0.58	3.58	0.73	20
11.45	5.96	10,523,393	0.57	3.79	0.72	24
11.22	11.61	7,029,375	0.57	5.08	0.72	18
10.58	1.03	2,699,976	0.60	5.21	0.73	18
11.03	8.25	2,456,097	0.60	4.66	0.73	14

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	277

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Core Plus Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$8.38	$0.16	(e)	$0.11	$0.27	$(0.15)	$—		$(0.15)
Year Ended February 29, 2012	8.19	0.38	(e)	0.19	0.57	(0.38)	—	(f)	(0.38)
Year Ended February 28, 2011	7.85	0.37	(e)	0.34	0.71	(0.37)	—		(0.37)
Year Ended February 28, 2010	7.03	0.43	(e)	0.82	1.25	(0.43)	—		(0.43)
Year Ended February 28, 2009	7.85	0.41	(e)	(0.82)	(0.41)	(0.41)	—		(0.41)
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	—		(0.37)

Class B
Six Months Ended August 31, 2012 (Unaudited)	8.43	0.13	(e)	0.12	0.25	(0.13)	—		(0.13)
Year Ended February 29, 2012	8.24	0.33	(e)	0.19	0.52	(0.33)	—	(f)	(0.33)
Year Ended February 28, 2011	7.89	0.33	(e)	0.34	0.67	(0.32)	—		(0.32)
Year Ended February 28, 2010	7.06	0.38	(e)	0.83	1.21	(0.38)	—		(0.38)
Year Ended February 28, 2009	7.89	0.37	(e)	(0.83)	(0.46)	(0.37)	—		(0.37)
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	—		(0.33)

Class C
Six Months Ended August 31, 2012 (Unaudited)	8.42	0.13	(e)	0.11	0.24	(0.13)	—		(0.13)
Year Ended February 29, 2012	8.23	0.33	(e)	0.19	0.52	(0.33)	—	(f)	(0.33)
Year Ended February 28, 2011	7.88	0.32	(e)	0.35	0.67	(0.32)	—		(0.32)
Year Ended February 28, 2010	7.05	0.38	(e)	0.84	1.22	(0.39)	—		(0.39)
Year Ended February 28, 2009	7.89	0.37	(e)	(0.84)	(0.47)	(0.37)	—		(0.37)
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	—		(0.33)

Class R2
Six Months Ended August 31, 2012 (Unaudited)	8.38	0.14	(e)	0.12	0.26	(0.14)	—		(0.14)
Year Ended February 29, 2012	8.20	0.35	(e)	0.18	0.53	(0.35)	—	(f)	(0.35)
Year Ended February 28, 2011	7.85	0.34	(e)	0.35	0.69	(0.34)	—		(0.34)
Year Ended February 28, 2010	7.03	0.40	(e)	0.82	1.22	(0.40)	—		(0.40)
November 3, 2008 (g) through February 28, 2009	6.90	0.13	(e)	0.12	0.25	(0.12)	—		(0.12)

Class R6 (h)
Six Months Ended August 31, 2012 (Unaudited)	8.38	0.17	(e)	0.12	0.29	(0.17)	—		(0.17)
Year Ended February 29, 2012	8.19	0.41	(e)	0.19	0.60	(0.41)	—	(f)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(e)	0.34	0.74	(0.40)	—		(0.40)
Year Ended February 28, 2010	7.02	0.45	(e)	0.84	1.29	(0.46)	—		(0.46)
Year Ended February 28, 2009	7.85	0.44	(e)	(0.82)	(0.38)	(0.45)	—		(0.45)
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	—		(0.41)

Institutional Class
Six Months Ended August 31, 2012 (Unaudited)	8.39	0.17	(e)	0.11	0.28	(0.16)	—		(0.16)
Year Ended February 29, 2012	8.20	0.40	(e)	0.20	0.60	(0.41)	—	(f)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(e)	0.34	0.74	(0.39)	—		(0.39)
June 19, 2009 (g) through February 28, 2010	7.38	0.31	(e)	0.48	0.79	(0.32)	—		(0.32)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	8.38	0.16	(e)	0.12	0.28	(0.16)	—		(0.16)
Year Ended February 29, 2012	8.19	0.39	(e)	0.19	0.58	(0.39)	—	(f)	(0.39)
Year Ended February 28, 2011	7.85	0.38	(e)	0.34	0.72	(0.38)	—		(0.38)
Year Ended February 28, 2010	7.02	0.44	(e)	0.83	1.27	(0.44)	—		(0.44)
Year Ended February 28, 2009	7.85	0.42	(e)	(0.82)	(0.40)	(0.43)	—		(0.43)
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	—		(0.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.50	3.30%	$530,748	0.73%	3.78%	0.94%	12%
8.38	7.19	424,254	0.75	4.63	0.97	23
8.19	9.23	327,106	0.73	4.62	0.97	22
7.85	18.14	168,775	0.77	5.59	0.97	26
7.03	(5.32)	50,659	0.92	5.51	0.99	17
7.85	5.81	52,808	0.92	4.81	0.97	31

8.55	2.93	4,336	1.38	3.14	1.44	12
8.43	6.44	4,990	1.40	3.99	1.47	23
8.24	8.60	6,270	1.38	4.03	1.47	22
7.89	17.49	7,674	1.40	5.00	1.48	26
7.06	(5.93)	4,295	1.45	4.93	1.49	17
7.89	5.26	6,665	1.45	4.28	1.47	31

8.53	2.85	512,447	1.38	3.13	1.44	12
8.42	6.48	398,777	1.40	3.97	1.47	23
8.23	8.63	287,042	1.38	3.97	1.47	22
7.88	17.58	152,695	1.39	4.90	1.46	26
7.05	(5.99)	16,495	1.45	5.08	1.50	17
7.89	5.27	5,737	1.45	4.27	1.47	31

8.50	3.12	9,028	1.13	3.34	1.19	12
8.38	6.66	927	1.15	4.21	1.22	23
8.20	8.93	357	1.13	4.22	1.22	22
7.85	17.71	210	1.14	5.21	1.22	26
7.03	3.68	52	1.17	5.83	1.29	17

8.50	3.47	178,515	0.38	4.09	0.44	12
8.38	7.57	64,170	0.39	5.01	0.46	23
8.19	9.60	158,216	0.38	4.92	0.47	22
7.85	18.76	18,465	0.40	5.94	0.48	26
7.02	(4.98)	15,642	0.45	5.95	0.49	17
7.85	6.31	17,985	0.45	5.26	0.47	31

8.51	3.42	49,826	0.47	4.04	0.55	12
8.39	7.47	39,168	0.48	4.90	0.57	23
8.20	9.63	27,374	0.47	4.93	0.57	22
7.85	10.89	46,561	0.48	5.73	0.56	26

8.50	3.35	1,500,861	0.63	3.88	0.70	12
8.38	7.28	1,340,341	0.64	4.74	0.72	23
8.19	9.35	1,260,849	0.63	4.75	0.72	22
7.85	18.46	937,874	0.65	5.81	0.73	26
7.02	(5.21)	662,140	0.67	5.73	0.74	17
7.85	6.11	925,240	0.67	5.05	0.72	31

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	279

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Government Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$11.55	$0.16	$0.18		$0.34	$(0.16)	$—	$(0.16)
Year Ended February 29, 2012	10.81	0.38	0.76		1.14	(0.38)	(0.02)	(0.40)
Year Ended February 28, 2011	10.70	0.39	0.11		0.50	(0.39)	—	(0.39)
Year Ended February 28, 2010	10.56	0.42	0.14		0.56	(0.42)	—	(0.42)
Year Ended February 28, 2009	10.55	0.42	0.01		0.43	(0.42)	—	(0.42)
Year Ended February 29, 2008	10.15	0.48	0.40		0.88	(0.48)	—	(0.48)

Class B
Six Months Ended August 31, 2012 (Unaudited)	11.54	0.12	0.18		0.30	(0.12)	—	(0.12)
Year Ended February 29, 2012	10.80	0.30	0.76		1.06	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.69	0.31	0.11		0.42	(0.31)	—	(0.31)
Year Ended February 28, 2010	10.55	0.34	0.14		0.48	(0.34)	—	(0.34)
Year Ended February 28, 2009	10.54	0.35	0.01		0.36	(0.35)	—	(0.35)
Year Ended February 29, 2008	10.14	0.41	0.40		0.81	(0.41)	—	(0.41)

Class C
Six Months Ended August 31, 2012 (Unaudited)	11.51	0.12	0.18		0.30	(0.12)	—	(0.12)
Year Ended February 29, 2012	10.78	0.30	0.75		1.05	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.66	0.31	0.12		0.43	(0.31)	—	(0.31)
Year Ended February 28, 2010	10.53	0.35	0.13		0.48	(0.35)	—	(0.35)
Year Ended February 28, 2009	10.53	0.34	0.01		0.35	(0.35)	—	(0.35)
Year Ended February 29, 2008	10.13	0.42	0.39		0.81	(0.41)	—	(0.41)

Class R2
Six Months Ended August 31, 2012 (Unaudited)	11.54	0.14	0.19		0.33	(0.15)	—	(0.15)
Year Ended February 29, 2012	10.80	0.35	0.76		1.11	(0.35)	(0.02)	(0.37)
Year Ended February 28, 2011	10.69	0.37	0.11		0.48	(0.37)	—	(0.37)
Year Ended February 28, 2010	10.56	0.41	0.12		0.53	(0.40)	—	(0.40)
November 3, 2008 (e) through February 28, 2009	10.07	0.09	0.51		0.60	(0.11)	—	(0.11)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	11.54	0.17	0.19		0.36	(0.18)	—	(0.18)
Year Ended February 29, 2012	10.80	0.41	0.76		1.17	(0.41)	(0.02)	(0.43)
Year Ended February 28, 2011	10.69	0.42	0.11		0.53	(0.42)	—	(0.42)
Year Ended February 28, 2010	10.56	0.45	0.13		0.58	(0.45)	—	(0.45)
Year Ended February 28, 2009	10.55	0.46	—	(f)	0.46	(0.45)	—	(0.45)
Year Ended February 29, 2008	10.15	0.52	0.39		0.91	(0.51)	—	(0.51)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.73	2.96%	$691,030	0.74%	2.75%	0.99%	4%
11.55	10.67	615,219	0.74	3.33	1.03	15
10.81	4.69	474,402	0.74	3.56	0.99	18
10.70	5.42	453,605	0.74	3.96	1.03	12
10.56	4.27	372,703	0.75	4.04	1.02	13
10.55	8.98	220,780	0.75	4.70	0.98	2

11.72	2.60	10,122	1.46	2.04	1.49	4
11.54	9.87	11,661	1.47	2.68	1.53	15
10.80	3.92	19,524	1.47	2.85	1.49	18
10.69	4.64	34,957	1.47	3.26	1.53	12
10.55	3.50	48,296	1.48	3.34	1.52	13
10.54	8.20	43,513	1.46	4.02	1.48	2

11.69	2.61	213,368	1.46	2.02	1.49	4
11.51	9.81	201,498	1.47	2.61	1.53	15
10.78	4.02	171,114	1.47	2.83	1.49	18
10.66	4.58	185,498	1.47	3.23	1.53	12
10.53	3.46	136,707	1.48	3.24	1.52	13
10.53	8.25	46,407	1.46	3.99	1.48	2

11.72	2.84	44,519	0.98	2.47	1.24	4
11.54	10.41	25,147	0.99	3.07	1.28	15
10.80	4.45	15,782	0.99	3.28	1.24	18
10.69	5.09	3,151	0.99	3.62	1.27	12
10.56	5.97	164	1.00	2.59	1.30	13

11.72	3.10	925,044	0.47	3.01	0.74	4
11.54	10.96	769,531	0.47	3.62	0.78	15
10.80	4.97	809,433	0.47	3.83	0.74	18
10.69	5.59	714,113	0.47	4.23	0.78	12
10.56	4.54	605,421	0.48	4.38	0.77	13
10.55	9.26	616,581	0.48	5.01	0.73	2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	281

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$7.89	$0.25	(e)	$0.10	$0.35	$(0.25)	$—	$(0.25)	$—
Year Ended February 29, 2012	8.33	0.55	(e)	(0.27)	0.28	(0.56)	(0.16)	(0.72)	—	(f)
Year Ended February 28, 2011	7.72	0.63	(e)	0.64	1.27	(0.63)	(0.03)	(0.66)	—	(f)
Year Ended February 28, 2010	5.79	0.58		1.94	2.52	(0.59)	—	(0.59)	—	(f)
Year Ended February 28, 2009	7.59	0.52		(1.78)	(1.26)	(0.54)	—	(0.54)	—	(f)
Year Ended February 29, 2008	8.60	0.62		(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(f)

Class B
Six Months Ended August 31, 2012 (Unaudited)	7.91	0.23	(e)	0.09	0.32	(0.22)	—	(0.22)	—
Year Ended February 29, 2012	8.35	0.51	(e)	(0.28)	0.23	(0.51)	(0.16)	(0.67)	—	(f)
Year Ended February 28, 2011	7.73	0.58	(e)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(f)
Year Ended February 28, 2010	5.81	0.55		1.91	2.46	(0.54)	—	(0.54)	—	(f)
Year Ended February 28, 2009	7.60	0.51		(1.80)	(1.29)	(0.50)	—	(0.50)	—	(f)
Year Ended February 29, 2008	8.61	0.58		(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(f)

Class C
Six Months Ended August 31, 2012 (Unaudited)	7.90	0.23	(e)	0.09	0.32	(0.22)	—	(0.22)	—
Year Ended February 29, 2012	8.34	0.50	(e)	(0.27)	0.23	(0.51)	(0.16)	(0.67)	—	(f)
Year Ended February 28, 2011	7.72	0.58	(e)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(f)
Year Ended February 28, 2010	5.80	0.53		1.93	2.46	(0.54)	—	(0.54)	—	(f)
Year Ended February 28, 2009	7.59	0.50		(1.79)	(1.29)	(0.50)	—	(0.50)	—	(f)
Year Ended February 29, 2008	8.61	0.57		(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(f)

Class R2
Six Months Ended August 31, 2012 (Unaudited)	7.88	0.24	(e)	0.09	0.33	(0.24)	—	(0.24)	—
Year Ended February 29, 2012	8.32	0.53	(e)	(0.27)	0.26	(0.54)	(0.16)	(0.70)	—	(f)
Year Ended February 28, 2011	7.71	0.60	(e)	0.65	1.25	(0.61)	(0.03)	(0.64)	—	(f)
Year Ended February 28, 2010	5.79	0.55		1.94	2.49	(0.57)	—	(0.57)	—	(f)
November 3, 2008 (g) through February 28, 2009	5.96	0.16		(0.17)	(0.01)	(0.16)	—	(0.16)	—	(f)

Class R5 (h)
Six Months Ended August 31, 2012 (Unaudited)	7.93	0.27	(e)	0.09	0.36	(0.26)	—	(0.26)	—
Year Ended February 29, 2012	8.36	0.58	(e)	(0.27)	0.31	(0.58)	(0.16)	(0.74)	—	(f)
Year Ended February 28, 2011	7.74	0.68	(e)	0.62	1.30	(0.65)	(0.03)	(0.68)	—	(f)
Year Ended February 28, 2010	5.81	0.61		1.93	2.54	(0.61)	—	(0.61)	—	(f)
Year Ended February 28, 2009	7.61	0.55		(1.79)	(1.24)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.63	0.66		(0.95)	(0.29)	(0.64)	(0.09)	(0.73)	—	(f)

Class R6 (i)
Six Months Ended August 31, 2012 (Unaudited)	7.91	0.27	(e)	0.09	0.36	(0.26)	—	(0.26)	—
Year Ended February 29, 2012	8.35	0.58	(e)	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(f)
Year Ended February 28, 2011	7.73	0.65	(e)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(f)
Year Ended February 28, 2010	5.81	0.61		1.92	2.53	(0.61)	—	(0.61)	—	(f)
Year Ended February 28, 2009	7.60	0.57		(1.80)	(1.23)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.61	0.65		(0.93)	(0.28)	(0.64)	(0.09)	(0.73)	—	(f)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	7.92	0.26	(e)	0.10	0.36	(0.26)	—	(0.26)	—
Year Ended February 29, 2012	8.36	0.58	(e)	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(f)
Year Ended February 28, 2011	7.74	0.65	(e)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(f)
Year Ended February 28, 2010	5.81	0.60		1.93	2.53	(0.60)	—	(0.60)	—	(f)
Year Ended February 28, 2009	7.60	0.56		(1.79)	(1.23)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.62	0.63		(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.99	4.49%	$1,090,010	1.14%	6.35%	1.32%	32%
7.89	3.69	1,103,966	1.15	6.98	1.34	41
8.33	17.07	856,717	1.14	7.81	1.32	45
7.72	44.71	580,690	1.14	8.40	1.32	45
5.79	(17.28)	184,739	1.15	8.10	1.31	18
7.59	(3.87)	79,217	1.12	7.54	1.32	48

8.01	4.13	9,696	1.79	5.70	1.82	32
7.91	3.02	11,060	1.80	6.34	1.84	41
8.35	16.40	17,991	1.79	7.24	1.82	45
7.73	43.46	22,430	1.79	7.80	1.82	45
5.81	(17.68)	16,720	1.80	7.33	1.81	18
7.60	(4.51)	26,052	1.78	6.88	1.82	48

8.00	4.14	335,933	1.79	5.71	1.82	32
7.90	3.03	280,078	1.80	6.33	1.84	41
8.34	16.45	248,488	1.79	7.17	1.82	45
7.72	43.58	158,503	1.79	7.75	1.83	45
5.80	(17.69)	36,872	1.80	7.37	1.81	18
7.59	(4.61)	29,517	1.78	6.88	1.82	48

7.97	4.24	14,611	1.39	6.13	1.57	32
7.88	3.46	6,968	1.40	6.72	1.59	41
8.32	16.82	3,609	1.39	7.49	1.58	45
7.71	44.25	1,004	1.39	8.10	1.60	45
5.79	(0.05)	50	1.40	8.84	1.59	18

8.03	4.62	72,857	0.85	6.64	0.87	32
7.93	4.11	50,747	0.86	7.28	0.89	41
8.36	17.45	27,619	0.85	8.54	0.87	45
7.74	44.95	148,162	0.84	8.71	0.87	45
5.81	(16.99)	53,497	0.85	8.55	0.87	18
7.61	(3.71)	18,807	0.86	7.83	0.86	48

8.01	4.63	1,726,022	0.80	6.69	0.82	32
7.91	4.01	1,461,496	0.81	7.32	0.84	41
8.35	17.59	929,762	0.80	7.99	0.83	45
7.73	44.84	359,553	0.79	8.76	0.83	45
5.81	(16.84)	91,880	0.80	8.44	0.81	18
7.60	(3.58)	77,356	0.81	7.87	0.81	48

8.02	4.59	8,753,052	0.89	6.60	1.07	32
7.92	3.95	8,616,283	0.90	7.23	1.09	41
8.36	17.44	7,478,536	0.89	8.06	1.07	45
7.74	44.86	4,567,712	0.89	8.67	1.08	45
5.81	(16.93)	1,837,745	0.90	8.36	1.06	18
7.60	(3.73)	1,544,252	0.87	7.81	1.06	48

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	283

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Inflation Managed Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$10.74	$0.11	(e)	$0.06	$0.17	$(0.11)	$—	$(0.11)
Year Ended February 29, 2012	10.34	0.22	(e)	0.44	0.66	(0.21)	(0.05)	(0.26)
March 31, 2010 (f) through February 28, 2011	10.00	0.15	(e)	0.41	0.56	(0.16)	(0.06)	(0.22)

Class C
Six Months Ended August 31, 2012 (Unaudited)	10.73	0.07	(e)	0.06	0.13	(0.07)	—	(0.07)
Year Ended February 29, 2012	10.34	0.16	(e)	0.43	0.59	(0.15)	(0.05)	(0.20)
March 31, 2010 (f) through February 28, 2011	10.00	0.11	(e)	0.39	0.50	(0.10)	(0.06)	(0.16)

Class R2
Six Months Ended August 31, 2012 (Unaudited)	10.74	0.09	(e)	0.07	0.16	(0.09)	—	(0.09)
Year Ended February 29, 2012	10.35	0.20	(e)	0.42	0.62	(0.18)	(0.05)	(0.23)
March 31, 2010 (f) through February 28, 2011	10.00	0.15	(e)	0.39	0.54	(0.13)	(0.06)	(0.19)

Class R5
Six Months Ended August 31, 2012 (Unaudited)	10.77	0.12	(e)	0.06	0.18	(0.11)	—	(0.11)
Year Ended February 29, 2012	10.37	0.24	(e)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (f) through February 28, 2011	10.00	0.24	(e)	0.34	0.58	(0.15)	(0.06)	(0.21)

Class R6
Six Months Ended August 31, 2012 (Unaudited)	10.74	0.12	(e)	0.06	0.18	(0.12)	—	(0.12)
Year Ended February 29, 2012	10.34	0.25	(e)	0.44	0.69	(0.24)	(0.05)	(0.29)
November 30, 2010 (g) through February 28, 2011	10.39	0.04	(e)	0.01	0.05	(0.04)	(0.06)	(0.10)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	10.74	0.11	(e)	0.06	0.17	(0.11)	—	(0.11)
Year Ended February 29, 2012	10.34	0.24	(e)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (f) through February 28, 2011	10.00	0.19	(e)	0.38	0.57	(0.17)	(0.06)	(0.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.80	1.55%	$171,002	0.74%	1.95%	1.00%	4%
10.74	6.42	134,099	0.74	2.09	1.02	36
10.34	5.62	28,242	0.73	1.60	1.24	69

10.79	1.24	5,691	1.39	1.28	1.50	4
10.73	5.68	4,302	1.39	1.47	1.53	36
10.34	5.01	284	1.39	1.17	2.78	69

10.81	1.50	10,879	0.99	1.72	1.25	4
10.74	6.04	11,174	0.99	1.85	1.27	36
10.35	5.40	53	1.00	1.54	3.66	69

10.84	1.71	58	0.54	2.15	0.56	4
10.77	6.57	56	0.53	2.23	0.57	36
10.37	5.85	53	0.55	2.46	0.72	69

10.80	1.66	197,599	0.49	2.20	0.50	4
10.74	6.68	167,997	0.49	2.37	0.53	36
10.34	0.49	51,944	0.49	1.99	0.57	69

10.80	1.60	991,144	0.59	2.10	0.75	4
10.74	6.56	870,400	0.59	2.22	0.77	36
10.34	5.70	346,927	0.59	1.97	1.18	69

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	285

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Limited Duration Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$9.46	$0.08	(e)	$0.20	$0.28	$(0.07)
Year Ended February 29, 2012	9.46	0.18	(e)	(0.01)	0.17	(0.17)
Year Ended February 28, 2011	8.90	0.21	(e)	0.56	0.77	(0.21)
Year Ended February 28, 2010	7.80	0.24	(e)	1.11	1.35	(0.25)
Year Ended February 28, 2009	9.31	0.36	(e)	(1.50)	(1.14)	(0.37)
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)

Class B
Six Months Ended August 31, 2012 (Unaudited)	9.39	0.05	(e)	0.21	0.26	(0.05)
Year Ended February 29, 2012	9.39	0.13	(e)	(0.01)	0.12	(0.12)
Year Ended February 28, 2011	8.83	0.17	(e)	0.56	0.73	(0.17)
Year Ended February 28, 2010	7.74	0.21	(e)	1.09	1.30	(0.21)
Year Ended February 28, 2009	9.24	0.31	(e)	(1.49)	(1.18)	(0.32)
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)

Class C
Six Months Ended August 31, 2012 (Unaudited)	9.37	0.05	(e)	0.20	0.25	(0.05)
Year Ended February 29, 2012	9.37	0.13	(e)	(0.01)	0.12	(0.12)
Year Ended February 28, 2011	8.82	0.17	(e)	0.55	0.72	(0.17)
Year Ended February 28, 2010	7.72	0.20	(e)	1.11	1.31	(0.21)
Year Ended February 28, 2009	9.23	0.31	(e)	(1.50)	(1.19)	(0.32)
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)

Class R6 (f)
Six Months Ended August 31, 2012 (Unaudited)	9.47	0.10	(e)	0.20	0.30	(0.09)
Year Ended February 29, 2012	9.47	0.22	(e)	(0.01)	0.21	(0.21)
Year Ended February 28, 2011	8.91	0.26	(e)	0.56	0.82	(0.26)
Year Ended February 28, 2010	7.80	0.31	(e)	1.09	1.40	(0.29)
Year Ended February 28, 2009	9.32	0.40	(e)	(1.51)	(1.11)	(0.41)
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	9.46	0.09	(e)	0.20	0.29	(0.08)
Year Ended February 29, 2012	9.46	0.20	(e)	(0.01)	0.19	(0.19)
Year Ended February 28, 2011	8.90	0.24	(e)	0.56	0.80	(0.24)
Year Ended February 28, 2010	7.80	0.26	(e)	1.11	1.37	(0.27)
Year Ended February 28, 2009	9.31	0.38	(e)	(1.50)	(1.12)	(0.39)
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.67	2.99%	$52,949	0.67%	1.61%	0.97%	11%
9.46	1.80	48,120	0.68	1.89	0.94	21
9.46	8.78	69,464	0.67	2.32	0.95	28
8.90	17.61	74,529	0.67	2.88	0.98	23
7.80	(12.52)	52,560	0.70	4.12	0.95	—
9.31	(0.06)	104,590	0.70	4.70	0.91	15

9.60	2.75	251	1.17	1.11	1.48	11
9.39	1.30	286	1.18	1.39	1.44	21
9.39	8.29	820	1.17	1.82	1.45	28
8.83	17.01	1,845	1.17	2.58	1.49	23
7.74	(12.97)	6,423	1.20	3.62	1.44	—
9.24	(0.56)	18,797	1.20	4.20	1.41	15

9.57	2.65	56,405	1.17	1.11	1.47	11
9.37	1.33	54,348	1.18	1.39	1.44	21
9.37	8.20	66,659	1.17	1.82	1.45	28
8.82	17.22	65,806	1.17	2.41	1.48	23
7.72	(13.09)	65,241	1.20	3.63	1.44	—
9.23	(0.47)	145,000	1.20	4.20	1.41	15

9.68	3.21	9,610	0.21	2.04	0.46	11
9.47	2.27	3,642	0.23	2.34	0.44	21
9.47	9.25	3,873	0.22	2.78	0.45	28
8.91	18.26	1,253	0.23	3.92	0.51	23
7.80	(12.21)	137,474	0.25	4.56	0.44	—
9.32	0.51	573,714	0.25	5.15	0.41	15

9.67	3.12	269,000	0.42	1.86	0.73	11
9.46	2.08	292,294	0.43	2.13	0.69	21
9.46	9.05	256,477	0.42	2.57	0.70	28
8.90	17.91	183,481	0.42	3.14	0.73	23
7.80	(12.27)	179,116	0.45	4.37	0.70	—
9.31	0.18	352,600	0.45	4.95	0.66	15

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	287

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mortgage-Backed Securities Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$11.75	$0.19	$0.12	$0.31	$(0.18)
Year Ended February 29, 2012	11.50	0.49	0.25	0.74	(0.49)
Year Ended February 28, 2011	11.22	0.55	0.28	0.83	(0.55)
Year Ended February 28, 2010	10.42	0.73	0.82	1.55	(0.75)
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)

Class C
July 2, 2012 (e) through August 31, 2012 (Unaudited)	11.55	0.04	0.09	0.13	(0.06)

Class R6 (f)
Six Months Ended August 31, 2012 (Unaudited)	11.51	0.21	0.11	0.32	(0.20)
Year Ended February 29, 2012	11.28	0.54	0.23	0.77	(0.54)
Year Ended February 28, 2011	11.01	0.59	0.27	0.86	(0.59)
Year Ended February 28, 2010	10.23	0.79	0.78	1.57	(0.79)
Year Ended February 28, 2009	10.79	0.63	(0.56)	0.07	(0.63)
Year Ended February 29, 2008	10.48	0.54	0.31	0.85	(0.54)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	11.51	0.20	0.11	0.31	(0.19)
Year Ended February 29, 2012	11.27	0.53	0.23	0.76	(0.52)
Year Ended February 28, 2011	11.01	0.57	0.26	0.83	(0.57)
Year Ended February 28, 2010	10.23	0.76	0.79	1.55	(0.77)
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.88	2.63%	$315,900	0.63%	3.20%	0.97%	9%
11.75	6.57	255,946	0.64	4.29	0.98	21
11.50	7.48	176,334	0.64	4.84	0.98	30
11.22	15.26	101,955	0.64	6.58	0.99	21
10.42	0.41	16,189	0.65	5.69	0.99	15
10.97	7.88	18,011	0.65	4.70	0.98	16

11.62	1.08	664	1.12	2.35	1.47	9

11.63	2.80	1,853,462	0.23	3.61	0.47	9
11.51	6.96	1,538,507	0.24	4.72	0.48	21
11.28	7.97	1,466,482	0.24	5.26	0.48	30
11.01	15.79	1,271,776	0.24	7.35	0.49	21
10.23	0.74	916,201	0.25	6.12	0.50	15
10.79	8.33	882,626	0.25	5.09	0.48	16

11.63	2.74	1,950,763	0.38	3.44	0.72	9
11.51	6.89	1,264,766	0.39	4.51	0.73	21
11.27	7.71	580,212	0.39	5.12	0.73	30
11.01	15.64	425,701	0.39	6.87	0.74	21
10.23	0.58	88,231	0.40	5.93	0.74	15
10.79	8.18	96,870	0.40	4.94	0.73	16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	289

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$10.97	$0.06	(e)	$0.03	$0.09	$(0.06)	$—	$(0.06)
Year Ended February 29, 2012	10.95	0.15	(e)	0.04	0.19	(0.15)	(0.02)	(0.17)
Year Ended February 28, 2011	10.90	0.16	(e)	0.06	0.22	(0.16)	(0.01)	(0.17)
Year Ended February 28, 2010	10.61	0.26	(e)	0.29	0.55	(0.26)	—	(0.26)
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.52	0.44	(e)	0.26	0.70	(0.42)	—	(0.42)

Class B
Six Months Ended August 31, 2012 (Unaudited)	11.08	0.03	(e)	0.03	0.06	(0.03)	—	(0.03)
Year Ended February 29, 2012	11.06	0.10	(e)	0.03	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	11.00	0.11	(e)	0.06	0.17	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.70	0.22	(e)	0.28	0.50	(0.20)	—	(0.20)
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.60	0.39	(e)	0.26	0.65	(0.37)	—	(0.37)

Class C
Six Months Ended August 31, 2012 (Unaudited)	11.04	0.03	(e)	0.03	0.06	(0.03)	—	(0.03)
Year Ended February 29, 2012	11.02	0.09	(e)	0.04	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	10.97	0.10	(e)	0.06	0.16	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.68	0.20	(e)	0.30	0.50	(0.21)	—	(0.21)
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.59	0.39	(e)	0.26	0.65	(0.37)	—	(0.37)

Class R6 (f)
Six Months Ended August 31, 2012 (Unaudited)	10.99	0.09	(e)	0.01	0.10	(0.08)	—	(0.08)
Year Ended February 29, 2012	10.97	0.20	(e)	0.05	0.25	(0.21)	(0.02)	(0.23)
Year Ended February 28, 2011	10.92	0.21	(e)	0.06	0.27	(0.21)	(0.01)	(0.22)
Year Ended February 28, 2010	10.62	0.31	(e)	0.30	0.61	(0.31)	—	(0.31)
Year Ended February 28, 2009	10.81	0.43		(0.19)	0.24	(0.43)	—	(0.43)
Year Ended February 29, 2008	10.53	0.49	(e)	0.27	0.76	(0.48)	—	(0.48)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	10.99	0.07	(e)	0.02	0.09	(0.07)	—	(0.07)
Year Ended February 29, 2012	10.96	0.18	(e)	0.05	0.23	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2011	10.92	0.19	(e)	0.05	0.24	(0.19)	(0.01)	(0.20)
Year Ended February 28, 2010	10.62	0.29	(e)	0.30	0.59	(0.29)	—	(0.29)
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	—	(0.40)
Year Ended February 29, 2008	10.53	0.46	(e)	0.26	0.72	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.00	0.80%	$280,659	0.80%	1.06%	0.85%	14%
10.97	1.76	260,098	0.80	1.36	0.86	40
10.95	2.04	250,706	0.79	1.45	0.86	36
10.90	5.23	255,356	0.79	2.43	0.88	31
10.61	1.79	90,891	0.80	3.55	0.89	51
10.80	6.84	56,496	0.80	4.14	0.91	40

11.11	0.54	1,094	1.29	0.57	1.35	14
11.08	1.21	1,409	1.30	0.86	1.37	40
11.06	1.58	2,134	1.29	0.96	1.36	36
11.00	4.71	3,458	1.29	2.05	1.38	31
10.70	1.32	6,668	1.30	3.09	1.39	51
10.88	6.23	11,328	1.30	3.65	1.41	40

11.07	0.55	271,645	1.29	0.57	1.35	14
11.04	1.23	297,098	1.30	0.86	1.37	40
11.02	1.51	321,680	1.29	0.95	1.36	36
10.97	4.76	344,957	1.29	1.83	1.38	31
10.68	1.27	22,625	1.30	3.06	1.39	51
10.87	6.26	19,135	1.30	3.64	1.41	40

11.01	0.95	3,932,228	0.30	1.56	0.36	14
10.99	2.28	3,530,135	0.30	1.86	0.36	40
10.97	2.54	2,906,329	0.29	1.94	0.36	36
10.92	5.81	2,043,695	0.29	2.87	0.38	31
10.62	2.27	322,907	0.30	4.07	0.39	51
10.81	7.39	321,055	0.30	4.64	0.41	40

11.01	0.83	7,430,600	0.55	1.31	0.61	14
10.99	2.10	6,946,436	0.55	1.61	0.61	40
10.96	2.20	6,829,822	0.54	1.70	0.61	36
10.92	5.57	5,163,875	0.54	2.67	0.63	31
10.62	2.12	2,029,713	0.55	3.80	0.64	51
10.80	7.03	1,255,422	0.55	4.31	0.64	40

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	291

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Short Term Bond Fund II
Class A
Six Months Ended August 31, 2012 (in liquidation) (Unaudited)	$8.74	$0.04	(e)	$— (f)	$0.04	$(0.04)	$—	$(0.04)
Year Ended February 29, 2012	8.83	0.11	(e)	0.02	0.13	(0.18)	(0.04)	(0.22)
Year Ended February 28, 2011	8.85	0.15	(e)	(0.01)	0.14	(0.16)	—	(0.16)
Year Ended February 28, 2010	8.76	0.20	(e)	0.11	0.31	(0.22)	—	(0.22)
Year Ended February 28, 2009	9.66	0.34	(e)	(0.90)	(0.56)	(0.34)	—	(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—	(0.45)

Class M
Six Months Ended August 31, 2012 (in liquidation) (Unaudited)	8.74	0.03	(e)	— (f)	0.03	(0.03)	—	(0.03)
Year Ended February 29, 2012	8.83	0.09	(e)	0.02	0.11	(0.16)	(0.04)	(0.20)
Year Ended February 28, 2011	8.85	0.13	(e)	(0.02)	0.11	(0.13)	—	(0.13)
Year Ended February 28, 2010	8.76	0.18	(e)	0.11	0.29	(0.20)	—	(0.20)
Year Ended February 28, 2009	9.66	0.29	(e)	(0.88)	(0.59)	(0.31)	—	(0.31)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	—	(0.42)

Select Class
Six Months Ended August 31, 2012 (in liquidation) (Unaudited)	8.76	0.06	(e)	— (f)	0.06	(0.06)	—	(0.06)
Year Ended February 29, 2012	8.84	0.14	(e)	0.03	0.17	(0.21)	(0.04)	(0.25)
Year Ended February 28, 2011	8.87	0.17	(e)	(0.02)	0.15	(0.18)	—	(0.18)
Year Ended February 28, 2010	8.77	0.22	(e)	0.12	0.34	(0.24)	—	(0.24)
Year Ended February 28, 2009	9.68	0.37	(e)	(0.92)	(0.55)	(0.36)	—	(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.74	0.51%	$3,836	0.75%	1.02%	1.26%	12%
8.74	1.52	3,943	0.75	1.30	1.16	27
8.83	1.54	7,222	0.75	1.67	1.12	49
8.85	3.61	7,263	0.74	2.26	1.05	48
8.76	(5.93)	6,456	0.75	3.61	1.09	91
9.66	2.78	22,655	0.75	4.51	1.01	338

8.74	0.38	55,063	1.00	0.77	1.36	12
8.74	1.27	59,970	1.00	1.03	1.27	27
8.83	1.26	75,712	1.00	1.43	1.22	49
8.85	3.36	93,816	0.99	2.01	1.16	48
8.76	(6.15)	113,828	1.00	3.19	1.19	91
9.66	2.42	144,078	1.00	4.26	1.11	338

8.76	0.63	1,460	0.50	1.27	1.01	12
8.76	1.90	1,382	0.50	1.53	0.92	27
8.84	1.68	1,669	0.50	1.95	0.87	49
8.87	3.98	2,366	0.49	2.51	0.84	48
8.77	(5.76)	5,611	0.50	3.92	0.83	91
9.68	3.02	83,064	0.50	4.76	0.75	338

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	293

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Six Months Ended August 31, 2012 (Unaudited)	$9.74	$0.05	(e)	$(0.02)	$0.03		$(0.04)	$—	$(0.04)
Year Ended February 29, 2012	9.78	0.12	(e)	0.05	0.17		(0.11)	(0.10)	(0.21)
Year Ended February 28, 2011	9.96	0.13	(e)	(0.02)	0.11		(0.13)	(0.16)	(0.29)
Year Ended February 28, 2010	10.17	0.22	(e)	0.12	0.34		(0.22)	(0.33)	(0.55)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31		(0.18)	—	(0.18)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73		(0.41)	—	(0.41)

Class B
Six Months Ended August 31, 2012 (Unaudited)	9.73	0.02	(e)	(0.02)	—	(f)	(0.02)	—	(0.02)
Year Ended February 29, 2012	9.76	0.07	(e)	0.06	0.13		(0.06)	(0.10)	(0.16)
Year Ended February 28, 2011	9.94	0.08	(e)	(0.02)	0.06		(0.08)	(0.16)	(0.24)
Year Ended February 28, 2010	10.15	0.18	(e)	0.11	0.29		(0.17)	(0.33)	(0.50)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26		(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68		(0.36)	—	(0.36)

Select Class
Six Months Ended August 31, 2012 (Unaudited)	9.73	0.06	(e)	(0.01)	0.05		(0.06)	—	(0.06)
Year Ended February 29, 2012	9.77	0.14	(e)	0.05	0.19		(0.13)	(0.10)	(0.23)
Year Ended February 28, 2011	9.95	0.16	(e)	(0.02)	0.14		(0.16)	(0.16)	(0.32)
Year Ended February 28, 2010	10.16	0.24	(e)	0.12	0.36		(0.24)	(0.33)	(0.57)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35		(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75		(0.43)	—	(0.43)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.73	0.35%	$83,553	0.69%	0.93%	0.95%	12%
9.74	1.72	90,893	0.70	1.17	0.95	35
9.78	1.15	99,714	0.70	1.32	0.95	26
9.96	3.39	99,593	0.69	2.12	0.97	51
10.17	3.18	114,609	0.70	0.99	0.94	154
10.04	7.71	77,234	0.69	4.33	1.01	83

9.71	0.01	369	1.19	0.43	1.45	12
9.73	1.33	408	1.20	0.68	1.45	35
9.76	0.63	771	1.20	0.82	1.45	26
9.94	2.86	1,588	1.19	1.75	1.47	51
10.15	2.64	3,538	1.20	1.07	1.43	154
10.03	7.17	6,691	1.20	3.96	1.52	83

9.72	0.47	249,707	0.44	1.19	0.70	12
9.73	1.97	313,699	0.45	1.42	0.70	35
9.77	1.40	371,384	0.45	1.57	0.70	26
9.95	3.63	427,880	0.44	2.40	0.72	51
10.16	3.52	552,538	0.45	1.54	0.69	154
10.02	8.01	620,461	0.43	3.98	0.74	83

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	295

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. Each of JPM I, JPM II and MFG (the “Trusts”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
High Yield Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Inflation Managed Bond Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Limited Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Class C, Class R6 and Select Class	JPM II	Diversified
Short Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Short Term Bond Fund II	Class A, Class M and Select Class	MFG	Diversified
Treasury & Agency Fund	Class A, Class B and Select Class	JPM II	Diversified

At their meeting on August 23, 2012, the Board of Trustees of the Short Term Bond Fund II approved the liquidation of the Fund, which will occur on or about November 29, 2012. Effective August 27, 2012, the Fund no longer accepted subscription orders.

The investment objective of Core Bond Fund is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of Core Plus Bond Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of Government Bond Fund is to seek a high level of current income with liquidity and safety of principal.

The investment objective of High Yield Fund is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of Inflation Managed Bond Fund is to seek to maximize inflation protected total return.

The investment objective of Limited Duration Bond Fund is to seek a high level of current income consistent with low volatility of principal.

The investment objective of Mortgage-Backed Securities Fund is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of Short Duration Bond Fund is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

Prior to approving the liquidation of the Fund, the investment objective of Short Term Bond Fund II was to seek a high level of income, consistent with preservation of capital.

The investment objective of Treasury & Agency Fund is to seek a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Class C Shares commenced operations on July 2, 2012 for Mortgage-Backed Securities Fund.

Effective May 2, 2012, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Limited Duration Bond Fund’s investment objective. The current objective is stated above. Prior to May 2, 2012, the Fund’s investment objective was to seek a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

Effective November 1, 2009, Class B Shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

296	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The financial statements of Short Term Bond Fund II have been prepared on a liquidation basis of accounting in accordance with accounting principles generally accepted in the United States of America. Accordingly, assets have been recorded at their fair value or estimated realizable amount, liabilities have been recorded at the present value amounts to be paid and all other costs of liquidation have been accrued. Assets and liabilities were historically carried at values that approximated fair value. Accordingly, the use of the liquidation basis of accounting is substantially similar to the basis of accounting Short Term Bond Fund II had applied prior to the use of the liquidation basis of accounting.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities at August 31, 2012.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	297

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$1,170,235	$368,182		$1,538,417
Collateralized Mortgage Obligations
Agency CMO	—	5,605,495	123,172		5,728,667
Non-Agency CMO	—	2,325,537	285,623		2,611,160

Total Collateralized Mortgage Obligations	—	7,931,032	408,795		8,339,827

Commercial Mortgage-Backed Securities	—	634,215	193,160		827,375
Corporate Bonds
Consumer Discretionary	—	339,197	—		339,197
Consumer Staples	—	255,477	—		255,477
Energy	—	299,318	—		299,318
Financials	—	2,406,918	1,547		2,408,465
Health Care	—	90,769	—		90,769
Industrials	—	249,152	21,532		270,684
Information Technology	—	216,189	—		216,189
Materials	—	127,799	—		127,799
Telecommunication Services	—	278,872	—		278,872
Utilities	—	436,451	—		436,451

Total Corporate Bonds	—	4,700,142	23,079		4,723,221

Foreign Government Securities	—	161,074	—		161,074
Mortgage Pass-Through Securities	—	3,868,843	—		3,868,843
Municipal Bonds	—	57,854	—		57,854
Supranational	—	54,938	—		54,938
U.S. Government Agency Securities	—	562,345	—		562,345
U.S. Treasury Obligations	—	6,844,214	—		6,844,214
Short-Term Investment
Investment Company	816,901	—	—		816,901

Total Investments in Securities	$816,901	$25,984,892	$993,216	*	$27,795,009

*	Level 3 securities are valued by brokers. At August 31, 2012, the value of these securities was approximately $993,216,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

Core Plus Bond Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,830		$—	$202		$2,032
Consumer Staples	—		—	—	(a)	—	(a)
Financials	5,295		—	—		5,295
Industrials	—		—	16		16
Information Technology	147		—	—		147
Materials	3,385		—	157		3,542
Telecommunication Services	—	(b)	—	—		—	(b)
Utilities	—		—	106		106

Total Common Stocks	10,657		—	481		11,138

Preferred Stocks
Consumer Discretionary	—		5,014	—		5,014

298	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Consumer Staples	$—	$—	$—	(a)	$—	(a)
Financials	707	5,400	—		6,107
Materials	—	—	195		195

Total Preferred Stocks	707	10,414	195		11,316

Debt Securities
Asset-Backed Securities	—	120,285	36,907		157,192
Collateralized Mortgage Obligations
Agency CMO	—	350,561	4,513		355,074
Non-Agency CMO	—	149,924	12,668		162,592

Total Collateralized Mortgage Obligations	—	500,485	17,181		517,666

Commercial Mortgage-Backed Securities	—	126,092	5,132		131,224
Convertible Bonds
Consumer Discretionary	—	166	192		358
Materials	—	704	—		704
Utilities	—	—	285		285

Total Convertible Bonds	—	870	477		1,347

Corporate Bonds
Consumer Discretionary	—	107,379	2,320		109,699
Consumer Staples	—	49,398	—	(a)	49,398
Energy	—	91,072	—		91,072
Financials	—	291,210	267		291,477
Health Care	—	47,518	—		47,518
Industrials	—	85,572	8,422		93,994
Information Technology	—	45,645	—		45,645
Materials	—	72,298	3,419		75,717
Telecommunication Services	—	58,075	—		58,075
Utilities	—	71,749	1,065		72,814

Total Corporate Bonds	—	919,916	15,493		935,409

Foreign Government Securities	—	45,657	572		46,229
Mortgage Pass-Through Securities	—	220,416	—		220,416
Municipal Bonds	—	15,330	—		15,330
Supranational	—	4,233	—		4,233
U.S. Government Agency Securities	—	34,666	1,177		35,843
U.S. Treasury Obligations	—	479,957	—		479,957
Loan Participations & Assignments
Consumer Discretionary	—	23,495	988		24,483
Consumer Staples	—	1,821	—		1,821
Energy	—	3,328	—		3,328
Financials	—	4,875	—		4,875
Health Care	—	1,491	—		1,491
Industrials	—	2,766	—		2,766
Information Technology	—	2,226	—		2,226
Materials	—	2,257	—		2,257
Utilities	—	2,985	—		2,985

Total Loan Participations & Assignments	—	45,244	988		46,232

Warrants
Consumer Discretionary	—	1,339	—	(a)	1,339
Industrials	—	—	—	(a)	—	(a)

Total Warrants	—	1,339	—	(a)	1,339

Short-Term Investment
Investment Company	153,998	—	—		153,998

Total Investments in Securities	$165,362	$2,524,904	$78,603		$2,768,869

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	299

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$51	$—		$51
Futures Contracts	19	—	—		19
Swaps	—	1	—		1

Total Appreciation in Other Financial Instruments	$19	$52	$—		$71

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(44)	$—		$(44)
Futures Contracts	(15)	—	—		(15)
Swaps	—	(1,937)	—		(1,937)

Total Depreciation in Other Financial Instruments	$(15)	$(1,981)	$—		$(1,996)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Collateralized Mortgage Obligations Agency CMO	$–	$763,393	$3,340		$766,733
Foreign Government Security	–	6,768	–		6,768
Mortgage Pass-Through Securities	–	134,002	–		134,002
U.S. Government Agency Securities	–	335,526	–		335,526
U.S. Treasury Obligations	–	558,573	–		558,573
Short-Term Investment
Investment Company	103,756	–	–		103,756

Total Investments in Securities	$103,756	$1,798,262	$3,340		$1,905,358

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$31,164	$—	$1,247		$32,411
Consumer Staples	—	—	—	(a)	— (a)
Financials	29,726	—	—		29,726
Health Care	6	—	—		6
Industrials	—	—	444		444
Information Technology	7,575	—	—	(a)	7,575
Materials	7,620	—	880		8,500
Utilities	—	—	1,587		1,587

Total Common Stocks	76,091	—	4,158		80,249

Preferred Stocks
Consumer Discretionary	—	24,981	415		25,396
Consumer Staples	—	—	—	(a)	— (a)
Financials	31,809	45,227	—		77,036
Information Technology	—	—	—	(a)	— (a)
Materials	—	—	1,254		1,254

Total Preferred Stocks	31,809	70,208	1,669		103,686

Debt Securities
Asset-Backed Securities	—	104	6,753		6,857
Commercial Mortgage-Backed Security	—	99,284	—		99,284
Convertible Bonds
Consumer Discretionary	—	12,107	3,054		15,161
Materials	—	1,947	—		1,947
Utilities	—	—	4,271		4,271

Total Convertible Bonds	—	14,054	7,325		21,379

300	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
High Yield Fund (continued)
Corporate Bonds
Consumer Discretionary	$—	$1,651,314	$27,588		$1,678,902
Consumer Staples	—	421,089	—	(a)	421,089
Energy	—	1,309,682	—		1,309,682
Financials	—	1,243,622	10,490		1,254,112
Health Care	—	746,731	1,668		748,399
Industrials	—	869,362	133,897		1,003,259
Information Technology	—	515,409	—		515,409
Materials	—	1,010,840	14,820		1,025,660
Telecommunication Services	—	774,698	—		774,698
Utilities	—	427,559	35,810		463,369

Total Corporate Bonds	—	8,970,306	224,273		9,194,579

Loan Participations & Assignments
Consumer Discretionary	—	566,877	5,565		572,442
Consumer Staples	—	114,196	—		114,196
Energy	—	81,936	—		81,936
Financials	—	67,480	—		67,480
Health Care	—	61,639	—		61,639
Industrials	—	125,710	—		125,710
Information Technology	—	186,541	4,509		191,050
Materials	—	107,101	—		107,101
Telecommunication Services	—	27,487	—		27,487
Utilities	—	98,386	—		98,386

Total Loan Participations & Assignments	—	1,437,353	10,074		1,447,427

Warrants
Consumer Discretionary	—	15,312	—	(a)	15,312
Industrials	—	—	—	(a)	—	(a)

Total Warrants	—	15,312	—	(a)	15,312

Short-Term Investments
Investment Companies	652,046	—	—		652,046

Total Investments in Securities	$759,946	$10,606,621	$254,252		$11,620,819

Appreciation in Other Financial Instruments
Swaps	$—	$178	$—		$178

Inflation Managed Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$34,699	$754		$35,453
Collateralized Mortgage Obligations
Agency CMO	—	423,090	308		423,398
Non-Agency CMO	—	14,369	477		14,846

Total Collateralized Mortgage Obligations	—	437,459	785		438,244

Commercial Mortgage-Backed Securities	—	24,108	2,581		26,689
Corporate Bonds
Consumer Discretionary	—	17,650	—		17,650
Consumer Staples	—	16,809	—		16,809
Energy	—	19,716	—		19,716
Financials	—	124,969	—		124,969
Health Care	—	6,430	—		6,430
Industrials	—	22,791	1,390		24,181
Information Technology	—	15,893	—		15,893
Materials	—	13,408	—		13,408

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	301

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Inflation Managed Bond Fund (continued)
Telecommunication Services	$—	$15,854	$—		$15,854
Utilities	—	37,670	—		37,670

Total Corporate Bonds	—	291,190	1,390		292,580

Foreign Government Security	—	1,618	—		1,618
Mortgage Pass-Through Securities	—	70,364	—		70,364
Supranational	—	671	—		671
U.S. Government Agency Securities	—	284,457	—		284,457
U.S. Treasury Obligations	—	193,232	—		193,232
Short-Term Investment
Investment Company	32,738	—	—		32,738

Total Investments in Securities	$32,738	$1,337,798	$5,510		$1,376,046

Appreciation in Other Financial Instruments
Swaps	$—	$2,950	$—		$2,950

Depreciation in Other Financial Instruments
Swaps	$—	$(7,516)	$—		$(7,516)

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$50,786	$1,569		$52,355
Collateralized Mortgage Obligations
Agency CMO	—	140,180	796		140,976
Non-Agency CMO	—	85,368	—		85,368

Total Collateralized Mortgage Obligations	—	225,548	796		226,344

Commercial Mortgage-Backed Securities	—	11,846	—		11,846
Corporate Bonds
Financials	—	1,346	—		1,346
Mortgage Pass-Through Securities	—	54,393	—		54,393
Short-Term Investment
Investment Company	41,163	—	—		41,163

Total Investments in Securities	$41,163	$343,919	$2,365		$387,447

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$68,471	$53,717		$122,188
Collateralized Mortgage Obligations
Agency CMO	—	1,468,546	20,098		1,488,644
Non-Agency CMO	—	541,236	68,192		609,428

Total Collateralized Mortgage Obligations	—	2,009,782	88,290		2,098,072

Commercial Mortgage-Backed Securities	—	61,096	30,133		91,229
Mortgage Pass-Through Securities	—	1,332,043	—		1,332,043
U.S. Government Securities	—	13,523	—		13,523
U.S. Treasury Obligations	—	152,555	—		152,555
Short-Term Investment
Investment Company	416,514	—	—		416,514

Total Investments in Securities	$416,514	$3,637,470	$172,140	*	$4,226,124

*	Level 3 securities are valued by brokers. At August 31, 2012, the value of these securities was approximately $172,140,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

302	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

Short Duration Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$849,628	$81,431		$931,059
Collateralized Mortgage Obligations
Agency CMO	—	779,183	52,422		831,605
Non-Agency CMO	—	254,170	37,352		291,522

Total Collateralized Mortgage Obligations	—	1,033,353	89,774		1,123,127

Commercial Mortgage-Backed Securities	—	428,284	49,459		477,743
Corporate Bonds
Consumer Discretionary	—	107,410	—		107,410
Consumer Staples	—	99,520	—		99,520
Energy	—	71,232	—		71,232
Financials	—	1,270,260	—		1,270,260
Health Care	—	42,746	—		42,746
Industrials	—	80,615	—		80,615
Information Technology	—	114,484	—		114,484
Materials	—	98,417	—		98,417
Telecommunication Services	—	112,315	—		112,315
Utilities	—	139,810	—		139,810

Total Corporate Bonds	—	2,136,809	—		2,136,809

Foreign Government Securities	—	58,489	—		58,489
Mortgage Pass-Through Securities	—	884,421	—		884,421
Supranational	—	922	—		922
U.S. Government Agency Securities	—	2,301,433	—		2,301,433
U.S. Treasury Obligations	—	3,797,703	—		3,797,703
Short-Term Investment
Investment Company	161,975	—	—		161,975

Total Investments in Securities	$161,975	$11,491,042	$220,664	*	$11,873,681

*	Level 3 securities are valued by brokers. At August 31, 2012, the value of these securities was approximately $220,664,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

Short Term Bond Fund II
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$3,588	$—	$3,588
Collateralized Mortgage Obligations
Agency CMO	—	2,870	73	2,943
Non-Agency CMO	—	37	—	37

Total Collateralized Mortgage Obligations	—	2,907	73	2,980

Commercial Mortgage-Backed Securities	—	162	—	162
Corporate Bonds
Consumer Discretionary	—	443	—	443
Consumer Staples	—	1,016	—	1,016
Energy	—	467	—	467
Financials	—	6,770	—	6,770
Health Care	—	35	—	35
Industrials	—	533	—	533
Information Technology	—	985	—	985
Materials	—	416	—	416
Telecommunication Services	—	522	—	522
Utilities	—	622	—	622

Total Corporate Bonds	—	11,809	—	11,809

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	303

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

Short Term Bond Fund II (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Foreign Government Securities	$—	$154	$—		$154
Mortgage Pass-Through Securities	—	1,008	—		1,008
Supranational	—	40	—		40
U.S. Government Agency Securities	—	20,052	—		20,052
U.S. Treasury Obligations	—	19,049	—		19,049
Short-Term Investment
Investment Company	660	—	—		660

Total Investments in Securities	$660	$58,769	$73		$59,502

Treasury & Agency Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
U.S Government Agency Securities	$—	$50,915	$11,001		$61,916
U.S Treasury Obligations	—	249,528	—		249,528
Short-Term Investment
Investment Company	20,587	—	—		20,587

Total Investments in Securities	$20,587	$300,443	$11,001	*	$332,031

*	Level 3 securities are valued by brokers. At August 31, 2012, the value of these securities was approximately $11,001,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the six months ended August 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Asset-Backed Securities	$91,313	$—	$969	$25	$292,793	$(88,915)	$71,997	$—	$368,182
Collateralized Mortgage Obligations
Agency CMO	—	—	668	19	11,981	(2,782)	113,286	—	123,172
Non-Agency CMO	146,340	—	2,490	61	86,069	(59,831)	110,494	—	285,623
Commercial Mortgage-Backed Securities	—	—	445	70	137,919	(18,602)	73,328	—	193,160
Corporate Bonds — Financials	1,564	—	(18)	1	—	—	—	—	1,547
Corporate Bonds — Industrials	—	—	149	(6)	—	(572)	21,961	—	21,532

Total	$239,217	$—	$4,703	$170	$528,762	$(170,702)	$391,066	$—	$993,216

304	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

Core Plus Bond Fund	Balance as of 2/29/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]		Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Asset-Backed Securities	$3,125		$—	$(122)	$7	$36,070		$(3,754)	$1,581	$—	$36,907
Collateralized Mortgage Obligations
Agency CMO	—		—	75	1	—		(133)	4,570	—	4,513
Non-Agency CMO	2,484		— (a)	108	2	9,651		(2,288)	2,711	—	12,668
Commercial Mortgage-Backed Securities	—		—	54	6	4,706		(192)	558	—	5,132
Common Stocks — Consumer Discretionary	369		(29)	93	—	182		(413)	—	—	202
Common Stocks — Consumer Staples	—	(b)	—	—	—	—		—	—	—	—	(b)
Common Stocks — Industrials	—		—	5	—	11		—	—	—	16
Common Stocks — Materials	212		—	(55)	—	—		—	—	—	157
Common Stocks — Telecommunication Services	—	(b)	—	—	—	—		— (b)	—	—	—
Common Stocks — Utilities	—		—	—	—	106		—	—	—	106
Convertible Bonds — Consumer Discretionary	—		—	—	—	192		—	—	—	192
Convertible Bonds — Utilities	—		—	—	—	285		—	—	—	285
Corporate Bonds — Consumer Discretionary	406		(265)	(119)	8	2,511		(221)	—	—	2,320
Corporate Bonds — Consumer Staples	92		—	(102)	—	10		—	—	—	—	(b)
Corporate Bonds — Financials	—		—	153	—	—		—	114	—	267
Corporate Bonds — Industrials	152		—	155	6	375		(314)	8,048	—	8,422
Corporate Bonds — Information Technology	2,856		—	—	—	—		—	—	(2,856)	—
Corporate Bonds — Materials	3,569		—	74	29	28		—	—	(281)	3,419
Corporate Bonds — Utilities	—		(2,065)	1,388	(2)	60		(367)	2,051	—	1,065
Foreign Government Securities	496		(8)	(53)	2	350		(215)	—	—	572
Loan Participations & Assignments — Consumer Discretionary	—		—	(1,750)	—	2,738		—	—	—	988
Preferred Stocks — Consumer Staples	—	(b)	—	(1)	—	328		(327)	—	—	—	(b)
Preferred Stocks — Materials	204		—	(9)	—	—		—	—	—	195
U.S. Government Agency Securities	—		—	8	(1)	—		(40)	1,210	—	1,177
Warrants — Consumer Discretionary	—		—	— (a)	—	—	(a)	—	—	—	—	(b)
Warrants — Industrials	—		—	—	—	—	(b)	—	—	—	—	(b)

Total	$13,965		$(2,367)	$(98)	$58	$57,603		$(8,264)	$20,843	$(3,137)	$78,603

Government Bond Fund	Balance as of 2/29/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]		Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Collateralized Mortgage Obligations
Agency CMO	$—		$—	$78	$10	$—		$(167)	$3,419	$—	$3,340

Total	$—		$—	$78	$10	$—		$(167)	$3,419	$—	$3,340

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	305

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

High Yield Fund	Balance as of 2/29/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]		Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Asset-Backed Securities	$6,972		$—	$(152)	$(64)	$—		$(3)	$—	$—	$6,753
Common Stocks — Consumer Discretionary	5,453		1,797	(1,125)	—	1,206		(6,107)	23	—	1,247
Common Stocks — Consumer Staples	—	(b)	—	—	—	—		—	—	—	—	(b)
Common Stocks — Industrials	—		—	148	—	296		—	—	—	444
Common Stocks — Information Technology	—	(b)	—	—	—	—		—	—	—	—	(b)
Common Stocks — Materials	1,187		—	(307)	—	—		—	—	—	880
Common Stocks —Telecommunication Services	—	(b)	—	—	—	—		— (b)	—	—	—
Common Stocks — Utilities	—		—	—	—	1,587		—	—	—	1,587
Convertible Bonds — Consumer Discretionary	—		—	—	—	3,054		—	—	—	3,054
Convertible Bonds — Utilities	—		—	—	—	4,271		—	—	—	4,271
Corporate Bonds — Consumer Discretionary	5,645		(4,232)	10	90	29,581		(3,506)	—	—	27,588
Corporate Bonds — Consumer Staples	1,353		—	(1,487)	—	134		—	—	—	—	(b)
Corporate Bonds — Financials	9,899		—	30	8	—		(532)	1,085	—	10,490
Corporate Bonds — Health Care	1,537		—	(79)	(1)	211		—	—	—	1,668
Corporate Bonds — Industrials	—		363	1,903	273	34,389		(11,005)	107,974	—	133,897
Corporate Bonds — Information Technology	16,643		—	—	—	—		—	—	(16,643)	—
Corporate Bonds — Materials	15,440		—	105	89	217		—	—	(1,031)	14,820
Corporate Bonds — Utilities	—		(30,866)	23,398	6	902		(4,150)	46,520	—	35,810
Loan Participation & Assignments — Consumer Discretionary	—		—	(8,922)	—	14,487		—	—	—	5,565
Loan Participations & Assignments — Information Technology	5,872		(22)	(248)	16	—		(1,109)	—	—	4,509
Preferred Stocks — Consumer Discretionary	645		—	(230)	—	—		—	—	—	415
Preferred Stocks — Consumer Staples	—	(b)	—	—	—	—		—	—	—	—	(b)
Preferred Stocks — Information Technology	—	(b)	—	—	—	—		—	—	—	—	(b)
Preferred Stocks — Materials	1,311		—	(57)	—	—		—	—	—	1,254
Warrants — Consumer Discretionary	—		—	(2)	—	2		—	—	—	—	(b)
Warrants — Industrials	—		—	—	—	—	(b)	—	—	—	—	(b)

Total	$71,957		$(32,960)	$12,985	$417	$90,337		$(26,412)	$155,602	$(17,674)	$254,252

Inflation Managed Bond Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Asset-Backed Securities	$—	$—	$3	$—	$—	$(245)	$996	$—	$754
Collateralized Mortgage Obligations
Agency CMO	—	—	3	—	—	(7)	312	—	308
Non-Agency CMO	—	—	—	—	485	(8)	—	—	477
Commerical Mortgage-Backed Securities	—	—	2	—	1,043	—	1,536	—	2,581
Corporate Bonds — Industrials	—	—	8	(1)	—	(40)	1,423	—	1,390

Total	$—	$—	$16	$(1)	$1,528	$(300)	$4,267	$—	$5,510

306	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

Limited Duration Bond Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Asset-Backed Securities	$748	$—	$4		$—	$1,638	$(73)	$—	$(748)	$1,569
Collateralized Mortgage Obligations
Agency CMO	—	—	1		—	—	(65)	860	—	796
Corporate Bonds — Financials	1,644	(4,579)	4,675		—	—	(1,740)	—	—	—

Total	$2,392	$(4,579)	$4,680		$—	$1,638	$(1,878)	$860	$(748)	$2,365

Mortgage-Backed Securities Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Asset-Backed Securities	$12,713	$—	$327		$3	$42,915	$(13,282)	$11,041	$—	$53,717
Collateralized Mortgage Obligations
Agency CMO	—	—	81		(4)	7,619	(331)	12,733	—	20,098
Non-Agency CMO	24,032	—	195		14	30,968	(10,156)	23,139	—	68,192
Commerical Mortgage-Backed Securities	—	—	53		12	23,884	(2,405)	8,589	—	30,133

Total	$36,745	$—	$656		$25	$105,386	$(26,174)	$55,502	$—	$172,140

Short Duration Bond Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Asset-Backed Securities	$—	$—	$138		$—	$60,525	$(10,354)	$31,122	$—	$81,431
Collateralized Mortgage Obligations
Agency CMO	—	—	17		3	—	(3,271)	55,673	—	52,422
Non-Agency CMO	—	—	178		(1)	9,368	(4,718)	32,525	—	37,352
Commerical Mortgage-Backed Securities	—	—	76		(1)	35,681	(9,724)	23,427		49,459

Total	$—	$—	$409		$1	$105,574	$(28,067)	$142,747	$—	$220,664

Short Term Bond Fund II	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
Collateralized Mortgage Obligations
Agency CMO	$—	$—	$—	(a)	$—	$—	$(7)	$80	$—	$73

Total	$—	$—	$—	(a)	$—	$—	$(7)	$80	$—	$73

Treasury & Agency Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/12
Investments in Securities
U.S. Government Agency Securities	$—	$—	$(71)		$(53)	$4,425	$(614)	$7,314	$—	$11,001

Total	$—	$—	$(71)		$(53)	$4,425	$(614)	$7,314	$—	$11,001

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	307

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2012, which were valued using significant unobservable inputs (Level 3) were as follows (amounts in thousands):

Core Bond Fund	$4,716
Core Plus Bond Fund	(769)
Government Bond Fund	78
High Yield Fund	9,835
Inflation Managed Bond Fund	16
Limited Duration Bond Fund	5
Mortgage-Backed Securities Fund	658
Short Duration Bond Fund	409
Short Term Bond Fund II	— (a)
Treasury & Agency Fund	(71)

(a)	Amount rounds to less than $1,000.

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

Core Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/2012	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
	$36	Market Comparable Companies	EBITDA Multiple (a)	5.50x - 6.90x (6.63x)
			Discount for lack of marketability (b)	25% - 30% (29.02%)
	20	Mergers and Acquisitions	Discount for potential outcome	20% (N/A)
			Discount for lack of marketability (b)	25% (N/A)
	169	Terms of Plan of Reorganization	Discount for lack of marketability (b)	25% (N/A)
			Bond To Equity Conversion Price	$3.50 (N/A)

Common Stock	225
	195	Discounted Cash Flow	Discount for lack of marketability (b)	17.50% (N/A)
	0(c)	Market Comparable Companies	EBITDA Multiple (a)	5.82x (N/A)
			Discount for lack of marketability (b)	30% (N/A)

Preferred Stock	195
	1,508	Market Comparable Companies	EBITDA Multiple (a)	5.50x - 6.90x (6.25x)
			Discount for lack of marketability (b)	25% - 30% (27.66%)
	285	Issuance Price	Percent of Par	100% (N/A)

Corporate Bond	1,793
	2,444	Discounted Cash Flow	Liquidity Discount Implied Spread to Index	4.50% (4.50%) 2% (2%)

Asset-Backed Securities	2,444
	0	Terms of Plan of Reorganization	Issue Price vs. Strike Price	N/A

Warrants	0
	147	Broker Bids	Average of Broker Bids	$28.08 (N/A)

Other Assets	147
Total	$4,804

#	The table above does not include level 3 securities that are valued by brokers. At August 31, 2012, the value of these securities was approximately $73,799,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

308	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account premiums and discounts, as applicable, when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, discount for potential outcome and probability of default may decrease (increase) the fair value measurement.

High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/2012	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
	$497	Market Comparable Companies	EBITDA Multiple (a)	5.40x - 6.90x (6.78x)
			Discount for lack of marketability (b)	25% - 30% (29.55%)
	294	Mergers and Acquisitions	Discount for potential outcome	20% (N/A)
			Discount for lack of marketability (b)	25% (N/A)
	904	Terms of Plan of Reorganization	Discount for lack of marketability (b)	25% (N/A)
			Bond To Equity Conversion Price	$3.50 (N/A)

Common Stock	1,695
	1,254	Discounted Cash Flow	Discount for lack of marketability (b)	17.50% (N/A)
	0(c)	Market Comparable Companies	EBITDA Multiple (a)	5.82x (N/A)
			Discount for lack of marketability (b)	30% (N/A)

Preferred Stock	1,254
	20,769	Market Comparable Companies	EBITDA Multiple (a)	5.50x - 6.90x (6.43x)
			Discount for lack of marketability (b)	25% - 30% (28.06%)
			Probability of Default	86% (N/A)
	4,271	Issuance Price	Percent of Par	100% (N/A)

Corporate Bond	25,040
	6,725	Discounted Cash Flow	Liquidity Discount Implied Spread to Index	4.5% (N/A) 2% (N/A)

Asset-Backed Securities	6,725
	0	Terms of Plan of Reorganization	Issue Price vs. Strike Price	N/A

Warrants	0
Total	$34,714

#	The table above does not include level 3 securities that are valued by brokers. At August 31, 2012, the value of these securities was approximately $219,538,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account premiums and discounts, as applicable, when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, discount for potential outcome, probability of default and liquidity discount may decrease (increase) the fair value measurement

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (“Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	309

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of August 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of August 31, 2012 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$363,487	1.3%
Core Plus Bond Fund	35,622	1.3
High Yield Fund	80,989	0.7
Mortgage-Backed Securities Fund	79,402	1.9
Short Duration Bond Fund	23,028	0.2

C. Loan Participations and Assignments — Core Plus Bond Fund and High Yield Fund invest in loan participations and assignments of all or a portion of the loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the borrower and the Selling Participant and any other persons interpositioned between the Funds and the borrower. Although certain loan participations or assignments are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have their interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — Core Plus Bond Fund and High Yield Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of their normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. The Funds segregate security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At August 31, 2012, the Funds did not have any outstanding unfunded loan commitments.

E. Derivatives — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Funds.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1). Futures — Core Plus Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. Core Plus Bond Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

310	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(2). Swaps — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund engage in various swap transactions, including interest rate and credit default swaps, to provide inflation protection and to manage credit risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

These Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

The Funds’ swap contracts at net value and collateral posted or received by counterparty as of August 31, 2012 is as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Core Plus Bond Fund	Collateral Received
		Deutsche Bank AG, New York	$342	$(530)
High Yield Fund	Collateral Posted
		Barclays Bank, plc	(655)	1,040
Inflation Managed Bond Fund	Collateral Posted
		Deutsche Bank AG, New York	(2,265)	2,370
		Morgan Stanley Capital Services	(2,643)	2,320
		Royal Bank of Scotland	(1,236)	1,140
		Union Bank of Switzerland AG	(351)	520
	Collateral Received
		BNP Paribas	724	(469)
		Citibank, N.A.	1,528	(1,340)

Credit Default Swaps

Core Plus Bond Fund and High Yield Fund enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	311

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Inflation-Linked Swaps

Inflation Managed Bond Fund uses inflation-linked swaps to provide inflation protection within its portfolio.

The use of swaps exposes the Fund to inflation risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

(3). Forward Foreign Currency Exchange Contracts

Core Plus Bond Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of August 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Core Plus Bond Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$19	$—	$—
Foreign exchange contracts	Receivables	—	51	—
Credit contracts	Receivables	—	—	343

Total		$19	$51	$343

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(15)	$—	$—
Foreign exchange contracts	Payables	—	(44)	—

Total		$(15)	$(44)	$—

High Yield Fund

Derivative Contract	Statements of Assets and Liabilities Location
Liabilities:		Swaps
Credit contracts	Payables	$(655)

Inflation Managed Bond Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$2,950

Liabilities:
Interest rate contracts	Payables	$(7,516)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

312	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2012, by primary underlying risk exposure (amounts in thousands):

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$18	$—	$—	$18
Foreign exchange contracts	—	36	—	36
Credit contracts	—	—	(623)	(623)

Total	$18	$36	$(623)	$(569)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$5	$—	$—	$5
Foreign exchange contracts	—	(11)	—	(11)
Credit contracts	—	—	(1,928)	(1,928)

Total	$5	$(11)	$(1,928)	$(1,934)

High Yield Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Credit contracts	$4,630

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Credit contracts	$(3,720)

Inflation Managed Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$45

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(9,577)

The Funds’ derivatives contracts held at August 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, foreign currency exchange contracts and swaps activity during the six months ended August 31, 2012 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond Fund	High Yield Fund	Inflation Managed Bond Fund
Futures Contracts:
Average Notional Balance Long	$3,425	$—	$—
Average Notional Balance Short	1,624	—	—
Ending Notional Balance Long	3,644	—	—
Ending Notional Balance Short	1,666	—	—

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	313

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

	Core Plus Bond Fund		High Yield Fund	Inflation Managed Bond Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$351		$—	$—
Average Settlement Value Sold	1,405		—	—
Ending Settlement Value Purchased	1,459		—	—
Ending Settlement Value Sold	5,807		—	—

Credit Default Swaps:
Average Notional Balance — Buy Protection	50,000	(a)	—	—
Average Notional Balance — Sell Protection	1,000		29,286	—
Ending Notional Balance — Buy Protection	50,000		—	—
Ending Notional Balance — Sell Protection	1,000		5,000	—

Interest Rate-Related Swaps (Inflation-Linked Swaps)
Average Notional Balance — Pays Fixed Rate	—		—	776,857
Ending Notional Balance — Pays Fixed Rate	—		—	811,000

(a)	Average for the period June 1, 2012 through August 31, 2012.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period , the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains (losses) arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains (losses) are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized

314	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Inflation Managed Bond Fund	0.35
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short Term Bond Fund II	0.25
Treasury & Agency Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C, Class M and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class M	Class R2
0.25%	0.75%	0.75%	0.35%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Core Bond Fund	$1,167	$29
Core Plus Bond Fund	370	4
Government Bond Fund	92	3
High Yield Fund	159	10
Inflation Managed Bond Fund	3	—
Limited Duration Bond Fund	2	—
Mortgage-Backed Securities Fund	61	—
Short Duration Bond Fund	11	—	(a)

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	315

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

	Front-end Sales Charge		CDSC
Short Term Bond Fund II	$—	(a)	$—
Treasury & Agency Fund	2		—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Institutional Class	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	n/a	0.25	0.05	n/a	0.25
Inflation Managed Bond Fund	0.25	n/a	0.25	n/a	0.25	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Short Term Bond Fund II	0.25	n/a	n/a	0.25%	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Short Term Bond Fund II. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class M	Class R2		Class R5		Class R6		Institutional Class	Select Class
Core Bond Fund	0.75%		1.40%		1.40%		n/a	1.00%		0.45%		0.40%		n/a	0.58%
Core Plus Bond Fund	0.75		1.40		1.40		n/a	1.15		n/a		0.40		0.49%	0.65
Government Bond Fund	0.75		1.48		1.48		n/a	1.00		n/a		n/a		n/a	0.48
High Yield Fund	1.15	*	1.80	*	1.80	*	n/a	1.40	*	0.86	*	0.81	*	n/a	0.90	*
Inflation Managed Bond Fund	0.75		n/a		1.40		n/a	1.00		0.55		0.50		n/a	0.60
Limited Duration Bond Fund	0.70		1.20		1.20		n/a	n/a		n/a		0.25		n/a	0.45
Mortgage-Backed Securities Fund	0.65		n/a		1.15		n/a	n/a		n/a		0.25		n/a	0.40
Short Duration Bond Fund	0.80		1.30		1.30		n/a	n/a		n/a		0.30		n/a	0.55
Short Term Bond Fund II	0.75		n/a		n/a		1.00%	n/a		n/a		n/a		n/a	0.50
Treasury & Agency Fund	0.70		1.20		n/a		n/a	n/a		n/a		n/a		n/a	0.45

*	Effective September 1, 2012, the expense caps for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class have been reduced to 1.10%, 1.60%, 1.60%, 1.35%, 0.80%, 0.75% and 0.85%, respectively. These contractual expense caps are in place until at least June 30, 2014.

Except as noted above, the expense limitation agreements were in effect for the six months ended August 31, 2012 and are in place until at least June 30, 2013.

316	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

For the six months ended August 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Core Bond Fund	$—	$7,946	$9,470	$17,416	$—
Core Plus Bond Fund	—	592	365	957	—
Government Bond Fund	—	91	1,859	1,950	—
High Yield Fund	198	433	7,860	8,491	—
Inflation Managed Bond Fund	—	39	937	976	—
Limited Duration Bond Fund	248	175	99	522	28
Mortgage-Backed Securities Fund	2,314	1,502	891	4,707	—
Short Duration Bond Fund	—	3,247	—	3,247	—
Short Term Bond Fund II	55	27	35	117	—
Treasury & Agency Fund	—	11	459	470	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended August 31, 2012 were as follows (amounts in thousands):

Core Bond Fund	$1,088
Core Plus Bond Fund	255
Government Bond Fund	102
High Yield Fund	410
Inflation Managed Bond Fund	52
Limited Duration Bond Fund	64
Mortgage-Backed Securities Fund	284
Short Duration Bond Fund	105
Short Term Bond Fund II	—	(a)
Treasury & Agency Fund	9

(a)	Amount rounds to less than $1,000.

H. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended August 31, 2012, the Core Plus Bond Fund incurred approximately $1,000 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	317

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

4. Investment Transactions

During the six months ended August 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$4,020,963	$1,704,151	$685,610	$38,186
Core Plus Bond Fund	643,963	254,914	92,874	11,609
Government Bond Fund	233,341	60,420	128,003	—
High Yield Fund	3,524,277	3,712,839	—	—
Inflation Managed Bond Fund	167,932	56,475	97,891	—
Limited Duration Bond Fund	38,248	42,207	—	—
Mortgage-Backed Securities Fund	1,041,792	288,574	32,868	—
Short Duration Bond Fund	1,453,896	914,864	1,008,608	653,819
Short Term Bond Fund II	4,333	9,926	3,080	4,271
Treasury & Agency Fund	8,142	29,580	35,254	101,919

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$25,925,706	$1,935,691	$66,388	$1,869,303
Core Plus Bond Fund	2,607,413	189,961	28,505	161,456
Government Bond Fund	1,701,849	207,479	3,970	203,509
High Yield Fund	11,193,995	686,090	259,266	426,824
Inflation Managed Bond Fund	1,338,290	42,408	4,652	37,756
Limited Duration Bond Fund	416,863	7,537	36,953	(29,416)
Mortgage-Backed Securities Fund	4,045,056	199,942	18,874	181,068
Short Duration Bond Fund	11,698,141	191,941	16,401	175,540
Short Term Bond Fund II	58,651	937	86	851
Treasury & Agency Fund	324,779	7,252	—	7,252

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 29, 2012, the Funds did not have post-enactment net capital loss carryforwards.

At February 29, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2013	2014	2015	2016	2017	2018	2019	Total
Core Plus Bond Fund	$—	$—	$10,748	$26,467	$231,594	$—	$—	$268,809	*
Limited Duration Bond Fund	5,666	2,597	2,757	4,374	42,572	10,532	6,963	75,461
Mortgage-Backed Securities Fund	4,538	1,459	—	391	—	—	—	6,388
Short Term Bond Fund II**	657	14,799	10,312	2,292	6,859	24,712	—	59,631

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.
**	Upon final liquidation, these capital loss carryforwards will no longer be available.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund

318	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the High Yield Fund, Inflation Managed Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund.

In addition J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
Core Plus Bond Fund	39.88%
Government Bond Fund	19.06
Inflation Managed Bond Fund	11.59
Limited Duration Bond Fund	48.81

Additionally, Short Term Bond Fund II has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The High Yield Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Fund invests at least 80% of its net assets plus the amount of borrowings for investment purposes in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	319

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (Unaudited) (continued)

The Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements with certain counterparties allow the Funds and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.E.

320	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2012, and continued to hold your shares at the end of the reporting period, August 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Core Bond Fund
Class A
Actual*	$1,000.00	$1,030.10	$3.79	0.74%
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class B
Actual*	1,000.00	1,027.70	7.10	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Class C
Actual*	1,000.00	1,027.70	7.10	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Class R2
Actual*	1,000.00	1,029.80	5.07	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	1,031.60	2.25	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,032.70	2.00	0.39
Hypothetical*	1,000.00	1,023.24	1.99	0.39
Select Class
Actual*	1,000.00	1,030.90	2.92	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57

Core Plus Bond Fund
Class A
Actual*	1,000.00	1,033.00	3.74	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	321

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Core Plus Bond Fund (continued)
Class B
Actual*	$1,000.00	$1,029.30	$7.06	1.38%
Hypothetical*	1,000.00	1,018.25	7.02	1.38
Class C
Actual*	1,000.00	1,028.50	7.06	1.38
Hypothetical*	1,000.00	1,018.25	7.02	1.38
Class R2
Actual*	1,000.00	1,031.20	5.79	1.13
Hypothetical*	1,000.00	1,019.51	5.75	1.13
Class R6
Actual*	1,000.00	1,034.70	1.95	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Institutional Class
Actual*	1,000.00	1,034.20	2.41	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47
Select Class
Actual*	1,000.00	1,033.50	3.23	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63

Government Bond Fund
Class A
Actual*	1,000.00	1,029.60	3.79	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class B
Actual*	1,000.00	1,026.00	7.46	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class C
Actual*	1,000.00	1,026.10	7.46	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class R2
Actual*	1,000.00	1,028.40	5.01	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Select Class
Actual*	1,000.00	1,031.00	2.41	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47

High Yield Fund
Class A
Actual*	1,000.00	1,044.90	5.88	1.14
Hypothetical*	1,000.00	1,019.46	5.80	1.14
Class B
Actual*	1,000.00	1,041.30	9.21	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class C
Actual*	1,000.00	1,041.40	9.21	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class R2
Actual*	1,000.00	1,042.40	7.16	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Class R5
Actual*	1,000.00	1,046.20	4.38	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R6
Actual*	1,000.00	1,046.30	4.13	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80

322	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

	Beginning Account Value, March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
High Yield Fund (continued)
Select Class
Actual*	$1,000.00	$1,045.90	$4.59	0.89%
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Inflation Managed Bond Fund
Class A
Actual*	1,000.00	1,015.50	3.76	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class C
Actual*	1,000.00	1,012.40	7.05	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Class R2
Actual*	1,000.00	1,015.00	5.03	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	1,017.10	2.75	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	1,016.60	2.49	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Select Class
Actual*	1,000.00	1,016.00	3.00	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59

Limited Duration Bond Fund
Class A
Actual*	1,000.00	1,029.90	3.43	0.67
Hypothetical*	1,000.00	1,021.83	3.41	0.67
Class B
Actual*	1,000.00	1,027.50	5.98	1.17
Hypothetical*	1,000.00	1,019.31	5.96	1.17
Class C
Actual*	1,000.00	1,026.50	5.98	1.17
Hypothetical*	1,000.00	1,019.31	5.96	1.17
Class R6
Actual*	1,000.00	1,032.10	1.08	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Select Class
Actual*	1,000.00	1,031.20	2.15	0.42
Hypothetical*	1,000.00	1,023.09	2.14	0.42

Mortgage-Backed Securities Fund
Class A
Actual*	1,000.00	1,026.30	3.22	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Class C
Actual**	1,000.00	1,010.80	1.85	1.12
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Class R6
Actual*	1,000.00	1,028.00	1.18	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Select Class
Actual*	1,000.00	1,027.40	1.94	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	323

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Short Duration Bond Fund
Class A
Actual*	$1,000.00	$1,008.00	$4.05	0.80%
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class B
Actual*	1,000.00	1,005.40	6.52	1.29
Hypothetical*	1,000.00	1,018.70	6.56	1.29
Class C
Actual*	1,000.00	1,005.50	6.52	1.29
Hypothetical*	1,000.00	1,018.70	6.56	1.29
Class R6
Actual*	1,000.00	1,009.50	1.52	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Select Class
Actual*	1,000.00	1,008.30	2.78	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55

Short Term Bond Fund II
Class A
Actual*	1,000.00	1,005.10	3.79	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class M
Actual*	1,000.00	1,003.80	5.05	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Select Class
Actual*	1,000.00	1,006.30	2.53	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50

Treasury & Agency Fund
Class A
Actual*	1,000.00	1,003.50	3.48	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class B
Actual*	1,000.00	1,000.10	6.00	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Select Class
Actual*	1,000.00	1,004.70	2.22	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the actual period). Commencement of offering of class of shares was July 2, 2012.

324	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	325

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending, and other related services. The Trustees also considered that the Funds are not currently engaged in securities lending.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has or has agreed to put in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, and Treasury & Agency Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the JPMorgan Inflation Managed Bond Fund and Short Term Bond Fund II had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information,

326	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Core Plus Bond Fund’s performance was in the third, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Government Bond Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the High Yield Fund’s performance was in the fourth, third and second quintiles for Class A and in the fourth, third and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The

Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Inflation Managed Bond Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Limited Duration Bond Fund’s performance was in the third, first and fourth quintiles for Class A and in the second, first and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Short Duration Bond Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Short Term Bond Fund II’s performance was in the third, fourth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	327

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor, including the planned liquidation of the Fund on or about November 29, 2012, and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

The Trustees noted that the Treasury & Agency Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2011, and in the second, first and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Advisor, JPMDS and JPMFM agreed to additional fee waivers and/or expense reimbursements for all share classes of the High Yield Fund effective September 1, 2012. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Core Plus Bond Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Government Bond Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the High Yield Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for both Class A and Select shares were in the fourth quintile of their respective Universe Group. After considering the factors identified above, including the additional fee waivers and/or expense reimbursements that would take effect on September 1, 2012, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Inflation Managed Bond Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Limited Duration Bond Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Short Duration Bond Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Short Term Bond Fund II’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, including the planned liquidation of

328	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

the Fund, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Treasury & Agency Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile, of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2012	J.P. MORGAN INCOME FUNDS	329

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust II, on behalf of Limited Duration Bond Fund, held a special meeting of shareholders on May 2, 2012 for the purpose of considering and approving the amendment of the investment objective of the Limited Duration Bond Fund by deleting the requirement that the Fund meet its objective “by investing in a diversified portfolio of short-term investment grade securities.”

The results of voting were as follows (by number of shares):

Number of Shares
For	26,021,684
Against/Withhold	318,520
Abstain	103,273

330	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. August 2012.	SAN-INC2-812

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
November 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
November 9, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
November 9, 2012